UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number     811-06557
RidgeWorth Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio	43219

(Name and address of agent for service)
Registrant’s telephone number, including area code:     614-470-8000
Date of fiscal year end.     03/31
Date of reporting period:     03/31/2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.
          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

RidgeWorth Investments

Collective Strength. Individual Insight.

2009 Annual Report

Equity Funds

March 31, 2009

RIDGEWORTH FUNDS March 31, 2009

LETTER TO SHAREHOLDER
March 31, 2009
Dear Valued RidgeWorth Funds Shareholder,
As we celebrate the end of our inaugural year operating as the RidgeWorth Funds (after 14 years as the STI Classic Funds) we wanted to take this opportunity to update you, our valued shareholder, on the Funds’ performance over the past year, as well as share our thoughts on the prospects for the U.S. economy and securities markets.
This past year was certainly challenging. The financial crisis and economic recession proved to be more severe than we, and most others, had anticipated. The housing and related credit bubble burst, the financial system was strained to the breaking point, and the global economy fell into — and remains in — a severe recession. Unemployment crossed the eight percent level and is headed higher.
Initially, the markets were encouraged by the prompt and aggressive policy response by the Federal Reserve, the Treasury, and Congress. Interest rate reductions, preemptive actions to merge or liquidate troubled financial institutions, and temporary tax cuts gave hope to investors that securities markets would stabilize. Indeed, the S&P 5001 recovered most of its early losses during the second quarter of 2008 in hopes that the current downturn would be relatively shallow — similar to the 2001 recession that was limited to just eight months.
However the economy continued to slide despite these efforts as stress on the capital markets intensified. The bankruptcy of financial giant Lehman Brothers in September, along with the demise of other notable firms through forced mergers and sales, sparked a sharp decline in the equity markets and a record rise in credit spreads. No major sector was spared from the sell-off, with the exception of U.S. Treasuries, which became a safe haven for nervous investors.
The equity markets declined further in the first quarter of 2009, but staged an impressive rebound in March following reports that suggested the worst of the recession may be over. Still, the S&P 500, during the 12 months that ended March 31, 2009, lost 38% on a total return basis. Small cap stocks fell by a comparable amount, but International equities fell over 46% during the period and Financial stocks were weakest by far. The decline in Financials weighed on the Value style, which underperformed the Growth style by roughly 8% for the 12-month period. Bonds fared better, as they traditionally do during recessions, but credit-related securities such as Corporate Bonds, especially High Yield Bonds, fell sharply. Real Estate, an asset class tied to leverage and the credit markets, and Commodities, particularly Energy, declined significantly.
Although the challenges of the year were significant, the RidgeWorth Funds performed well relative to our competitors. As of March 31, 2009, more than 70% of the Funds in the entire Fund Family (I Shares) beat their Lipper Peer Group averages for each of the 1-, 3-, 5-, and 10-year periods ended March 31, 2009.2 An important feature that distinguishes RidgeWorth Investments from its competitors is the commitment to, and focus on, investment excellence. Our investment structure allows managers to commit nearly 100% of their time and energy to identifying great investment ideas for their portfolios, rather than being burdened by administrative issues.
Looking ahead we are hopeful that the worst phase of this recession has passed. With the massive destruction of household wealth, however, balance sheet repair will take time. Household debt continues to be unwound and personal savings rates will increase further. This implies that household consumption has peaked; since consumers account for nearly 70% of U.S. GDP3, we believe economic growth will be sluggish for the foreseeable future. Interest rates, already at record lows in some cases, are unlikely to provide the economic lift we enjoyed in previous periods due to consumers’ battered balance sheets. This will restrain economic growth driven by credit and increasing leverage, key drivers of the economy’s strength over the past quarter century.

1

Through all its stimulus initiatives, the government directly and indirectly will push over $12 trillion into the economy. In a normal economic environment, this stimulus would spark massive inflation but we are hardly in a normal economic environment. On the contrary, regulators are still worried about deflation, given the low level of demand and consumption as well as excess global productive capacity. Inflation may be an issue down the road when economic growth takes hold. The excess dollars in the system could lead to inflation if the government’s exit strategy is ineffective. We believe this will be a major investment theme over the next few years and we will be watching this situation closely.
While the economy and the financial markets will eventually recover, we do not believe all companies will benefit equally. Our talented sub-advisors will continue to seek those firms that will thrive in what is likely to be a very difficult operating environment. This individual, bottom-up company analysis was a key reason for our Funds’ strong relative performance over the past year, and we are confident this strategy will continue to serve you well.
We close this letter with a note of thanks to our valued clients and prospects. Despite our strong relative investment performance, it was a difficult year for investors. Rest assured, we will continue to work tirelessly to deliver the strong performance you have come to expect from the RidgeWorth Funds. Thank you for your continued confidence in us.
Sincerely,

David Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	For the period ended March 31, 2009, 37 out of 49 (1 year), 35 out of 46 (3 years), 34 out of 44 (5 years) and 23 out of 31 (10 years) Funds’ I Shares beat their respective Lipper peer group averages. Lipper rankings are based on total return and do not include a sales charge.

[3]	Gross Domestic Product is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

2

AGGRESSIVE GROWTH STOCK FUND
Portfolio Managers
•	Nancy Zevenbergen, CFA, CIC

•	Brooke de Boutray, CFA, CIC

•	Leslie Tubbs, CFA, CIC
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Aggressive Growth Stock Fund (I Shares) returned -33.89% for the 12-month period ended March 31, 2009, narrowly outperforming the -34.42% total return of the Russell 3000® Growth benchmark. The Fund’s 12-month performance produced an atypical outcome for an aggressive growth-style fund in a decidedly negative investing environment — outperformance via stock selection. Financial Services was the chief contributor, with significant support from Technology, Producer Durables and Consumer Discretionary holdings. Yet, individual stock selection in Health Care produced the largest drag on performance, with Other Energy a distant second on the negative side. Due to Russell reclassifications, the Fund’s solar industry issues moved from the “technology” sector to “other energy.”1
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Over the past year, the seizing of credit markets, advent of a new U.S. political direction, upheaval in the global banking system, and changing legislation, policy and regulation created a precipitous contraction in the domestic economy. This unprecedented confluence of events created an uncertain operating environment for the Fund’s companies and contributed to the Fund’s negative performance.
The Fund’s highly concentrated positions led individual stock performance to drive overall returns (typically, 80% of either out or underperformance is attributed to stock selection). The leading stock performance detractors were SunPower Corporation, MEMC Electronic Materials, Inc. and Energy Conversion Devices, Inc. Top performing stocks for the Fund included Trina Solar Limited and Huron Consulting Group Inc., benefiting from opportunistic profit taking during the last 12 months, and Genentech, Inc., which appreciated on its acquisition by Roche Holdings.1
How do you plan to position the Fund, based on market conditions?
Volatility will continue and stocks may well test, or even break, the lows before embarking on a sustainable advance. With particular respect to this environment, we strongly believe it is critical to consider how well each company navigates the evolving landscape, and that investments made in good, profitable companies will bear fruit in coming years. We continue to focus on the individual-company level, where differences in the operational achievements of companies may ultimately lead to different share-price outcomes. This is not the time to become pessimistic. From an investment point of view, we are confident of a positive outcome. It is a question of time horizon.

[1]	Portfolio composition subject to change.

3

AGGRESSIVE GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
						Since
Aggressive Growth Stock Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	02/23/04	-34.06%	-12.82%	-3.97%	-4.14%
	with sales charge*		-37.83%	-14.52%	-5.10%	-5.25%
C Shares	without CDSC	02/23/04	-34.46%	-13.43%	-4.63%	-4.79%
	with CDSC*		-35.10%	-13.43%	-4.63%	-4.79%
I Shares		02/23/04	-33.89%	-12.57%	-3.71%	-3.86%
Russell 3000® Growth Index			-34.42%	-11.70%	-4.44%	-4.69%**

Prospectus Expense Ratio[1]	Gross

A Shares	1.46%
C Shares	2.16%
I Shares	1.16%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return and the hypothetical $10,000 investment for the Russell 3000® Growth Index is for the period from 2/29/04 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

4

EMERGING GROWTH STOCK FUND
Portfolio Managers
•	Nancy Zevenbergen, CFA, CIC

•	Brooke de Boutray, CFA, CIC

•	Leslie Tubbs, CFA, CIC
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Emerging Growth Stock Fund (I Shares) returned -39.58% for the 12-month period ended March 31, 2009, exactly in-line with the -39.58% total return of the Russell Midcap® Growth Index benchmark. In-line performance via stock selection was an atypical outcome for an aggressive growth-style fund in a decidedly negative investing environment. The chief contributor to the Fund’s 12-month performance was Financial Services, and with significant support from Technology and Producer Durable holdings. Yet, individual stock selection in Health Care produced the largest drag on performance, with Other Energy a distant second on the negative side. Due to Russell reclassifications, the Fund’s solar industry issues moved from “technology” sector to the “other energy” sector.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Over the past fiscal year, the seizing of credit markets, advent of a new U.S. political direction, upheaval in the global banking system, and changing legislation, policy and regulation created a precipitous contraction in the domestic economy. This unprecedented confluence of events created an uncertain operating environment for the Fund’s companies and contributed to the Fund’s negative performance.
The Fund’s highly concentrated positions led individual stock performance to drive overall returns (typically, 80% of the out or under performance of the Fund is attributed to stock selection). Topping individual stock performance detractors were SunPower Corporation, Focus Media Holding Ltd. and Energy Conversion Devices, Inc. Benefiting from opportunistic profit taking during the last 12 months, the top performing stocks for the Fund were Trina Solar Limited, Huron Consulting Group Inc., and Greenhill & Co., Inc.1
How do you plan to position the Fund, based on market conditions?
Volatility will continue and stocks may well test, or even break, the lows before embarking on a sustainable advance. With particular respect to this environment, we strongly believe it is critical to consider how well each company navigates the evolving landscape, and that investments made in good, profitable companies will bear fruit in coming years. We continue to focus on the individual company level, where differences in the operational achievements of companies may ultimately lead to different share price outcomes. We believe this is not the time to become pessimistic. From an investment point of view, we are confident of a positive outcome. It is a question of time horizon.

[1]	Portfolio composition subject to change.

5

EMERGING GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Growth Index, which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
						Since
Emerging Growth Stock Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	02/23/04	-39.80%	-17.22%	-6.00%	-6.18%
	with sales charge*		-43.28%	-18.85%	-7.11%	-7.27%
C Shares	without CDSC	02/27/04	-40.27%	-17.84%	-6.63%	-7.06%
	with CDSC*		-40.84%	-17.84%	-6.63%	-7.06%
I Shares		02/23/04	-39.58%	-16.97%	-5.70%	-5.87%
Russell Midcap® Growth Index			-39.58%	-14.89%	-3.91%	-3.88%**

Prospectus Expense Ratio[1]	Gross

A Shares	1.47%
C Shares	2.17%
I Shares	1.17%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Growth Index is for the period from 2/29/04 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

6

INTERNATIONAL EQUITY 130/30 FUND
Portfolio Managers
•	Neal Kochen, CFA

•	Vincent Fioramonti, CFA
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
This Fund makes short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.
Active investment strategies can increase expenses and may have tax implications.
This is a specialized investment strategy that may not be suitable for all investors.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The International Equity 130/30 Fund returned -52.80% (I Shares) under performing the -46.11% return for the Fund’s benchmark, the FTSE All World Index ex-US, for the period ended March 31, 2009. Though quantitative styles of investing have been out of style for the past 12 months, this Fund emphasizes securities with attractive relative value, earnings momentum, insider/management signaling and short-term reversal characteristics that have added considerable relative return over the time period. The market exhibited extraordinary volatility, especially in the fourth quarter of 2008 and the first quarter of 2009, and though the Fund focuses on risk management relative to the benchmark, and broad diversification, returns lagged the benchmark especially in the third quarter of 2008.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Our primary strategy involves emphasizing securities with positive exposure to our alpha2 factors, and these factors produced attractive positive results over the period, especially our earnings and price momentum factors. We estimate that our alpha factors added +7.22% to the Fund during the year relative to the market. Relative to the benchmark, the Fund’s exposure to our primary risk factors was modest, but in this extraordinarily volatile market environment, even small differences had an inordinately large effect. In the fourth quarter of 2008 and the first quarter of 2009 our exposure to energy sensitive stocks detracted from performance, though currency exposures during the calendar year added to return especially in the third quarter of 2008. Finally, though our sector exposures are maintained at modest levels, above market exposures to Financials and Basic Materials in the first quarter of 2009 detracted from return.1
How do you plan to position the Fund, based on market conditions?
Today’s market continues to be characterized by an inordinate amount of fear, though investors appear to have begun once again to rely on those factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market continues to react to global recession fears and macro credit issues here and abroad. Until such fears abate, and the market can discern positive economic momentum, the volatility we have experienced over the past year is likely to persist. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. Though there are real risks to the global financial markets due to the continuing financial and housing related issues, we firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns. Though our quantitative discipline underperformed during the period, our long history of successfully managing 130/30 type long/short portfolios using this discipline gives us confidence that we will add value for our investors over the long term. We continue to maintain a highly diversified portfolio that is closely matched to the benchmark with regard to beta2, size, style and currency risk, purchasing those securities with positive exposures to our alpha factors and underweighting or selling short those securities with negative exposures to these factors.1

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

7

INTERNATIONAL EQUITY 130/30 FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the FTSE All-World ex U.S. Index, which is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and Mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
				Since
International Equity 130/30 Fund		Inception Date	1 Year	Inception

A Shares*	without sales charge	12/26/07	-52.89%	-50.69%
	with sales charge**		-55.60%	-52.95%
C Shares*	without CDSC	12/26/07	-53.08%	-50.85%
	with CDSC**		-53.55%	-50.85%
I Shares		12/26/07	-52.80%	-50.62%
FTSE All World Index ex-U.S.			-46.11%	-43.09	%***

Prospectus Expense Ratio[1]	Gross

A Shares	2.71%
C Shares	3.41%
I Shares	2.41%
The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.85%, 2.55% and 1.55% in the A Shares, C Shares and I Shares, respectively. The estimated dividend expense, as of the date of the prospectus, totaled 0.87% of net assets and is included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	The A Shares and C Shares were offered beginning on July 2, 2008 and August 21, 2008, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

***	The performance return and the hypothetical $10,000 investment for the FTSE All World Index ex-U.S. Index is for the period from 12/26/07 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

8

INTERNATIONAL EQUITY FUND
Portfolio Manager
•	Chad Deakins, CFA
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The International Equity Fund returned -50.68% (I Shares) for the 12-month period ended March 31, 2008, while the Fund’s benchmark, the MSCI EAFE Index returned -46.51% during the same period. The underperformance of the Fund was mostly evident during the fourth quarter of 2008 as the financial crisis hit full-swing globally. Japanese markets dropped (-35.83%) with Hong Kong also down (-40.1 2%). Weakness hit Europe as well with France (-46.20%), Germany (-50.23%) and Italy (-54.71) all showing significant losses during the period. During this uncertain time, developed markets led emerging markets, large-cap stocks led small-cap stocks and growth-styles outperformed value-style as well. Unprecedented fiscal and economic stimulus packages were proposed and implemented by governments around the world as efforts were made to jump-start global economies.
Global market volatility continued as investors looked to government stimulus packages and their anticipated effects. The global money supply drastically increased as national banks and governments fought to ease the global credit lockdown. Full effects of these efforts are still yet to be seen.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund’s performance was most hampered by the sharp decline in equity markets during the fourth quarter of 2008. The action of the European and UK governments to nationalize several large banks left investors with serious doubt about the future of many of these institutions. As the equity markets dropped, the U.S. Dollar became the safe-haven currency with the Euro dropping as low 1.24/USD and the Pound Sterling hitting 1.37/USD. These currency moves as well as exposure to the significant U.S. mortgage market crisis created difficult environments for international financial firms.
The Fund continued with its time tested approach of focusing on earnings growth and relative value. The Fund was underweighted in the low-growth segments of the market while also remaining underweight the most expensive segments of the market. This balancing of growth and value is proven to work over the longer term. However, the use of valuation as a predictor of future stock performance was not reliable over this period. As the dust settles and thoughts of a recovery begin, we anticipate the reemergence of valuation in the investing process.
How do you plan to position the Fund, based on market conditions?
We currently have a positive outlook on international markets. Valuations are low globally, and as a result of U.S. monetary policy, international markets are a better value than domestic. The recent equity rally could be the start of the market bottoming process; excess risk aversion is easing, and growth expectation is picking up. Europe has a challenging outlook and could lag in the recovery; however, it remains an interesting longer-term investment. We believe that countries with exposure to commodities and exports could provide leadership in a cyclical upturn.
We have moved and continue to move toward deep value names in the Fund while increasing our early cyclical and commodity weights. We are trimming our defensive sector weights in anticipation of the recovery of the global economy next year and moving in to positions that offer inflation hedging. As always, we remain true to our discipline of looking for attractively valued stocks with positive growth outlooks.1

[1]	Portfolio composition subject to change.

9

INTERNATIONAL EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees,or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
International Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-50.84%	-17.86%	-4.88%	-2.42%
	with sales charge*	-53.67%	-19.46%	-6.00%	-2.99%
C Shares	without CDSC	-51.20%	-18.48%	-5.57%	-3.09%
	with CDSC*	-51.67%	-18.48%	-5.57%	-3.09%
I Shares		-50.68%	-17.64%	-4.62%	-2.09%
MSCI EAFE Index		-46.51%	-14.47%	-2.18%	-0.84%

Prospectus Expense Ratio[1]	Gross

A Shares	1.52%
C Shares	2.22%
I Shares	1.22%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

10

INTERNATIONAL EQUITY INDEX FUND
Portfolio Managers
•	Chad Deakins,CFA

•	Matthew Welden
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The International Equity Index Fund continued to track the MSCI EAFE (GDP Weighted) Net Dividend Index, the Fund’s benchmark, well for the fiscal year ended March 31, 2008. For the 12-month period the Fund (I Shares) produced a -47.89% total return outperforming the -48.38% total return of the benchmark index. Our stratified sampling strategy continues to track the index with minimal tracking error while allowing us to avoid illiquid names that could present trading difficulties.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The most influential factors in the Fund’s performance over the past 12 months were the dramatic drops in global equity markets, the aggressive fiscal and monetary reactions from governments around the world, and the equity markets’ response to those actions. Whereas the full effects of these actions have yet to be seen, investors’ risk appetite began to reappear as we closed out the first quarter of 2009.
In regard to the Index, exposure to companies held in Ireland detracted most from the Fund with the Irish market down 73.56% over the period. Japanese markets showed relative strength and were only down 35.83%. Exposure to Japan contributed to the Fund’s performance most.1
How do you plan to position the Fund, based on market conditions?
Money market fund holdings indicate that many investors are still on the sidelines and waiting for an entry point. We currently have a positive outlook on international markets. Valuations are low globally, with many countries’ average P/E ratios2 below 10.0. Historically these valuation levels have marked a low and equity market performance is often strong afterwards. Because of U.S. monetary policy, international markets are currently a better value than domestic.
While market volatility remains at elevated levels, short-term volatility has dropped significantly from the highs we saw during late October. Volatility will continue as companies’ earnings growth and economic recovery still remain uncertain. The Fund will continue to utilize its stratified sampling strategy to offer broad and diversified exposure to international markets.1

[1]	Portfolio composition subject to change.

[2]	The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

11

INTERNATIONAL EQUITY INDEX FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Europe Australasia and Far East (MSCI EAFE) Index (GDP Weighted) Net Dividend, which is a market capitalization index that measures market equity performance based upon indices from 21 foreign and developed counties. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
International Equity Index Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-48.04%	-15.22%	-2.84%	-1.66%
	with sales charge*	-51.03%	-16.88%	-3.99%	-2.24%
C Shares	without CDSC	-48.38%	-15.83%	-3.52%	-2.32%
	with CDSC*	-48.88%	-15.83%	-3.52%	-2.32%
I Shares		-47.89%	-15.00%	-2.56%	-1.28%
MSCI EAFE Index (GDP Weighted) Net Dividend		-48.38%	-15.10%	-2.25%	-0.49%

Prospectus Expense Ratio[1]	Gross

A Shares	0.90%
C Shares	1.60%
I Shares	0.60%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

12

LARGE CAP CORE EQUITY FUND
Portfolio Manager
•	Jeffrey E. Markunas, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Large Cap Core Equity Fund returned-35.88% for the 12-month period ended March 31, 2009 and the S&P 500 Index returned -38.06% for the period. The Fund trailed the market in the more momentum driven first quarter of 2008 and outperformed in the second half of 2008 and first quarter of 2009.
After regaining some upward momentum at the beginning of the fiscal year, all sectors of the market except energy faltered in June. Credit pressures intensified driving consumer sentiment lower. The relentless rise in global commodity prices and global cyclical issues came to an abrupt halt to open the September quarter and signs of economic weakness mushroomed. Expansion of the U.S. recession abroad and the further spread of the credit crisis precipitated a global meltdown across all markets at the end of 2008. Through this period, market action was driven by investor reaction to the reality of a deteriorating economic profits picture against the hope of potential remedy of a growing policy response to the economic and financial crisis.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Stock selection was the primary source of the Fund’s outperformance versus the market, aided by an emphasis in the Technology area, which continues to display the best combination of growth recovery prospects and attractive valuation. Through the period, Fund return was led by stock selection in Financials and sector strategy during an extended period of stress. The Fund also benefited from its holdings in Industrials, Consumer Discretionary, and Energy. In this period of economic stress and market decline, the portfolio has benefited by taking advantage of volatility and huge short-term price swings to upgrade into companies that are larger, stronger, and have better balance sheets.1
How do you plan to position the Fund, based on market conditions?
Factors lining up which could potentially support an eventual recovery in the economy and the markets include the wide range of fiscal and monetary initiatives, generally inexpensive valuation levels, extreme bearishness, and a high degree of liquidity on the sidelines. Investor reaction has been divided between worry over the current challenges and hope for the prospect of recovery. Significant challenges remain and investor sentiment is likely to remain volatile. Nonetheless, we are encouraged by the recent return of risk-based appetites and believe the market can achieve a more consistent level of stability as long as the credit markets continue to improve and the various policy initiatives bear fruit. Some period of consolidation of recent gains would be welcome as we suspect that a “V” -shaped recovery in the markets will not be supported by a similar recovery in the economy and corporate profits. We continue to focus on generating returns from stock selection rather than from sector emphasis, while positioning the portfolio to protect capital and prepare for recovery.

[1]	Portfolio composition subject to change.

13

LARGE CAP CORE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Large Cap Core Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-36.02%	-13.73%	-4.07%	-1.05%
	with sales charge*	-39.71%	-15.42%	-5.20%	-1.63%
C Shares	without CDSC	-36.51%	-14.38%	-4.80%	-1.79%
	with CDSC*	-37.14%	-14.38%	-4.80%	-1.79%
I Shares		-35.88%	-13.51%	-3.85%	-0.84%
S&P 500 Index		-38.06%	-13.05%	-4.76%	-3.00%

Prospectus Expense Ratio[1]	Gross

A Shares	1.11%
C Shares	1.86%
I Shares	0.86%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

14

LARGE CAP GROWTH STOCK FUND
Portfolio Managers
• Christoper Guinther
• Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the fiscal year ended March 31, 2009 the Large Cap Growth Stock Fund returned -33.16% (I Shares) while the Russell 1000® Growth Index returned -34.28%. The Fund exceeded the benchmark by 112 basis points (1.12%) with seven out of 10 economic sectors adding relative value.
During this bear market no major economic sector within the Russell 1000® Growth Index produced a positive absolute return. On a relative basis the Fund had positive stock selection within Consumer Discretionary, Materials, Energy, and Technology sectors.1
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The past 12 months will be remembered as one of the most difficult investment environments in the post-war period following the popping of the greatest credit bubble in modern history. The themes that dominated the financial markets and impacted the Fund’s performance were: de-leveraging and forced selling; risk aversion; the most dramatic reshaping of the U.S. financial system since the Great Depression. In addition, credit remained frozen in the most recent calendar quarter (12/31/08-3/31/09), causing, further declines in economic activity. Domestic job losses accelerated, further impacting consumer confidence and consequently their desire to spend. The majority of macro economic data released in the quarter was worse than investors expected (housing data, Gross Domestic Product2, ISM manufacturing, capacity utilization, industrial production and corporate earnings) driving down equity markets further.1
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. We attempt to maintain portfolio relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha3 through superior, bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.1
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha through stock selection.

[1]	Portfolio composition subject to change.

[2]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

[3]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

15

LARGE CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-33.40%	-11.12%	-5.70%	-3.54%
	with sales charge*	-37.25%	-12.85%	-6.81%	-4.11%
C Shares	without CDSC	-33.77%	-11.72%	-6.26%	-4.05%
	with CDSC*	-34.42%	-11.72%	-6.26%	-4.05%
I Shares		-33.16%	-10.84%	-5.32%	-3.03%
Russell 1000® Growth Index		-34.28%	-11.28%	-4.38%	-5.26%

Prospectus Expense Ratio[1]	Gross

A Shares	1.31%
C Shares	2.01%
I Shares	1.01%
Investment performance reflects voluntary fee waivers which may be discontinued at any time. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

16

LARGE CAP QUANTITATIVE EQUITY FUND
Portfolio Manager
• Chad Deakins, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12-month period ended March 31, 2009, the Large Cap Quantitative Equity Fund returned -36.93% while its benchmark, the S&P 500 Index returned -38.06%.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The stock selection model in the Financial sector continues to be one of the Fund’s best performing models. The model’s avoidance of-or underweighted positions in-some of the country’s largest and best known financial firms proved very advantageous to the Fund during the period. Stock selection in the Energy sector also added to the relative performance of the Fund. The Materials sector proved the most challenging sector for the stock selection models and detracted from Fund performance during the fiscal period.1
The recent unprecedented market volatility has created instability in the performance of many quantitative funds. However, the Fund has been successful over the last year in navigating these abrupt changes in market sentiment and overall market direction. Despite some of the temporary disjunctions that we have seen between fundamental qualities and stock performance, as the economy and companies’ earnings potential become clearer and more stable, we believe the market should return to favoring fundamentally strong companies for the long term.
How do you plan to position the Fund, based on market conditions?
Our models continue to use a balanced strategy across investment styles as the markets remain in flux. The Fund remains diversified across various styles at all times even though the importance of each style factor might shift. The risk-controlled strategy should continue to lead to smoother long-term outperformance. As opportunities present themselves, our models will examine the increased alpha2 opportunities from the weighting of valuation factors in the various stock selection models as the economy and the market move forward.1

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

17

LARGE CAP QUANTITATIVE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 8/07/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
						Since
Large Cap Quantitative Equity Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	10/08/03	-37.10%	-14.88%	-4.90%	-2.61%
	with sales charge*		-40.72%	-16.54%	-6.01%	-3.66%
C Shares	without CDSC	10/13/03	-37.55%	-15.49%	-5.59%	-3.77%
	with CDSC*		-38.17%	-15.49%	-5.59%	-3.77%
I Shares		08/07/03	-36.93%	-14.65%	-4.65%	-0.05%
S&P 500 Index			-38.06%	-13.05%	-4.76%	-2.02	%**
						-1.81	%***

Prospectus Expense Ratio[1]	Gross

A Shares	1.19%
C Shares	1.94%
I Shares	0.94%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return for the S&P 500 Index is for the period from 9/30/03 to 3/31/09

***	The performance return and the hypothetical $10,000 investment for the S&P 500 Index is for the period from 7/31/03 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

18

LARGE CAP VALUE EQUITY FUND
Portfolio Manager
• Mills Riddick, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12-month period ended March 31, 2009, the Large Cap Value Equity Fund returned -33.65% (I Shares) versus a -42.42% return for the Russell 1000® Value Index. The Fund benefited from stock selection and an underweight position in Financials relative to the index. Travelers Cos. Inc. (TRV) outperformed relative to the index as the company benefited from an improved pricing outlook in the wake of AIG’s collapse. The Fund benefited from stock selection in the Consumer Discretionary sector as Home Depot Inc. (HD) outperformed because of the improving company’s fundamental outlook and better-than-expected execution of a turnaround. The Fund also benefited from stock selection in Industrials relative to the Index. SPX Corp. (SPW) outperformed as investors gained confidence in its large backlog of power generation projects. In the Materials sector, Air Products & Chemicals Inc. (APD) outperformed as investors gravitated towards their relatively defensive industrial gases business. Stock selection and an underweight position in Energy negatively impacted performance relative to the index with Exxon Mobil Corp. (XOM) being the largest detractor in the sector. Exxon Mobil Corp. (XOM) although a solid performer during the calendar quarter due to its defensive characteristics and pristine balance sheet, was a detractor to performance because of our underweight position in the stock.1
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The fiscal year was marked by a steep decline in the equity markets as weak economic data related to housing, unemployment, and weak corporate earnings negatively impacted the economy. Credit markets worsened, resulting in bankruptcies which required government intervention and the economy entered a recession as major market indices hit their lowest levels in several years. Policy support continued throughout the year with the passage of a new stimulus program, a housing plan, and financial initiatives to help remove toxic assets from banks’ balance sheets. All these factors, to some degree, affected the Fund’s overall performance.
How do you plan to position the Fund, based on market conditions?
During this unprecedented time in financial markets, it’s very important that fearful events in the market do not disrupt the execution of a disciplined investment strategy. Our process was designed to do just that. We will attempt to take advantage of market dislocations as they present themselves but only if an investment meets our rigid criteria. We continue to look for stocks where we believe expectations are too low and could improve in the near future.
We feel comfortable owning high quality, easier to understand companies with good products and management teams. We continue to look for companies with staying power and consequently we reduced the number of holdings and increased the weight of companies that fit this description. Therefore we remain largely underweight in Financials and find that we are overweight in Materials, Industrials, Consumer Discretionary, Consumer Staples and Information Technology given that we attempt to be as fully invested as possible.1

[1]	Portfolio composition subject to change.

19

LARGE CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-33.83%	-11.05%	-2.66%	0.01%
	with sales charge*	-37.63%	-12.78%	-3.81%	-0.57%
C Shares	without CDSC	-34.28%	-11.64%	-3.31%	-0.69%
	with CDSC*	-34.93%	-11.64%	-3.31%	-0.69%
I Shares		-33.65%	-10.76%	-2.35%	0.37%
Russell 1000® Value Index		-42.42%	-15.40%	-4.94%	-0.62%

Prospectus Expense Ratio[1]	Gross

A Shares	1.13%
C Shares	1.83%
I Shares	0.83%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

20

MID-CAP CORE EQUITY FUND
Portfolio Manager
• Charles B. Arrington, CFA
Investment Concerns
Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Mid-Cap Core Equity Fund returned -40.27% (I Shares) for the 12-month period ended March 31, 2009 and the Russell Midcap® Index returned -40.81% for the period. The Fund trailed the market in the more momentum driven first quarter of 2008 and outperformed in the second half of 2008 and first quarter of 2009.
After regaining some upward momentum at the beginning of the fiscal year, all sectors of the market except Energy faltered in June. Credit pressures intensified driving consumer sentiment lower. The relentless rise in global commodity prices and global cyclical issues came to an abrupt halt to open the September quarter and signs of economic weakness mushroomed. Expansion of the U.S. recession abroad and the further spread of the credit crisis precipitated a global meltdown across all markets at the end of 2008. Through this period, market action was driven by investor reaction to the reality of a deteriorating economic profits picture against the hope of potential remedy of a growing policy response to the economic and financial crisis.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Stock selection was the primary source of the Fund’s outperformance versus the market, aided by an emphasis in the Technology area, which we believe continues to display the best combination of growth recovery prospects and attractive valuation. Through the period, the Fund return was led by stock selection in Consumer Discretionary, Industrials, and Energy. In this period of economic stress and market decline, the portfolio has benefited by taking advantage of volatility and huge short-term price swings to upgrade into companies that have better prospects of growth recovery and stronger financial characteristics.1
How do you plan to position the Fund, based on market conditions?
Factors lining up which could potentially support an eventual recovery in the economy and the markets include the wide range of fiscal and monetary initiatives, generally inexpensive valuation levels, extreme bearishness, and a high degree of liquidity on the sidelines. Investor reaction has been divided between worry over the current challenges and hope for the prospect of recovery. Significant challenges remain and investor sentiment is likely to remain volatile. Nonetheless, we are encouraged by the recent return of risk-based appetites and believe the market can achieve a more consistent level of stability as long as the credit markets continue to improve and the various policy initiatives bear fruit. Some period of consolidation of recent gains would be welcome as we suspect that a “V” -shaped recovery in the markets will not be supported by a similar recovery in the economy and corporate profits. We continue to focus on generating returns from stock selection rather than from sector emphasis, while positioning the portfolio with an attempt to protect capital and prepare for recovery.

[1]	Portfolio composition subject to change.

21

MID-CAP CORE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Index, which measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index® represents approximately 31% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Mid-Cap Core Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-40.41%	-16.32%	-4.49%	-1.31%
	with sales charge*	-43.82%	-17.96%	-5.61%	-1.89%
C Shares	without CDSC	-40.84%	-16.91%	-5.13%	-1.95%
	with CDSC*	-41.39%	-16.91%	-5.13%	-1.95%
I Shares		-40.27%	-16.09%	-4.19%	-0.93%
Russell Midcap® Index		-40.81%	-15.53%	-3.53%	2.27%

Prospectus Expense Ratio[1]	Gross

A Shares	1.37%
C Shares	2.07%
I Shares	1.07%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

22

MID-CAP VALUE EQUITY FUND
Portfolio Manager
• Don Wordell, CFA
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Mid-Cap Value Equity Fund returned -31.46% (I Shares) for the 12-month period ended March 31, 2009, outperforming the Russell Midcap® Value Index which returned -42.51 % for the period. The Fund benefited from stock selection and an underweight position relative to the index within the Financials sector. HCC Insurance Holdings Inc. (HCC), outperformed as the outlook for pricing improved in the wake of AIG’s collapse. Stock selection in Consumer Discretionary also contributed to the Fund’s outperformance relative to the index as Darden Restaurants Inc. (DRI) benefited from a sentiment change following better-than-expected earnings results in November. Stock selection in Healthcare positively influenced performance, particularly Mentor Corp. (MNT) as the stock benefited from its acquisition by Johnson & Johnson (JNJ). Quest Diagnostics Inc. (DGX) was higher as testing volumes were better than expected and the company announced a restructuring program. In the Industrials sector, SPX Corp. (SPW) outperformed as investors gained confidence in its large backlog of power generation projects. Lastly, the Utilities sector underperformed the Index as Constellation Energy Group Inc. (CEG) declined owing to increased investor concerns in regards to the company’s liquidity position and counterparty risk.1
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The fiscal year was marked by a steep decline in the equity markets as weak economic data relating to housing, unemployment, and corporate profits drastically impacted the economy. Credit markets worsened, resulting in bankruptcies which eventually required government intervention. The economy entered a recession and major market indices hit their lowest levels in several years. Financial stocks were under pressure as talk of nationalizing banks dominated the headlines. Policy support continued throughout the year with the passage of a new stimulus program, a housing plan, and financial initiatives to help remove toxic assets from banks’ balance sheets. All these factors, to some degree, affected the Fund’s overall performance.1
How do you plan to position the Fund, based on market conditions?
During the fiscal year, the Fund decreased its weighting in Industrials as many of the stocks hit their price targets. The Fund continues to underweight Financials; still we are becoming less bearish as declines in financial valuations are making stocks more attractive. The Fund increased its weighting in Materials and Consumer Staples given that we attempt to be as fully invested as possible.1
We will continue to adhere to our Value process, which uncovers stocks that pay secure dividends, trade at or near the lower-third of historical valuation, and possess financial stability. If any one of the above mentioned criteria (yield, valuation, fundamentals) erodes, the stock is sold from the portfolio. The Fund will not abandon or massage the process to capture short-term performance, as history has shown valuation disconnects tend to revert to normalcy.

[1]	Portfolio composition subject to change.

23

MID-CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
						Since
Mid-Cap Value Equity Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	10/27/03	-31.64%	-10.36%	-0.71%	2.26%
	with sales charge*		-35.56%	-12.11%	-1.88%	1.15%
C Shares	without CDSC	11/30/01	-32.09%	-11.00%	-1.28%	0.65%
	with CDSC*		-32.76%	-11.00%	-1.28%	0.65%
I Shares		11/30/01	-31.46%	-10.10%	-0.37%	1.49%
Russell Midcap® Value Index			-42.51%	-16.68%	-3.81%	-0.87	%**
						1.64	%***

Prospectus Expense Ratio[1]	Gross

A Shares	1.36%
C Shares	2.06%
I Shares	1.06%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return for the Russell Midcap® Value Index is for the period from 10/27/03 to 3/31/09.

***	The performance return and the hypothetical $10,000 investment for the Russell Midcap® Value Index is for the period from 11/30/01 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

24

REAL ESTATE 130/30 FUND
Portfolio Managers
• Neal Kochen, CFA
• Kevin Means, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
This Fund makes short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.
Investments in the Fund are subject to the risks related to direct investment in real estate, such as, real estate risk, interest rate risk, mortgage rate risk, market risk, regulatory risks, concentration risk, and diversification risk.
Active investment strategies can increase expenses and may have tax implications.
This is a specialized investment strategy that may not be suitable for all investors.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Real Estate 130/30 Fund (I Shares) returned -56.69% outperforming the -58.16% return for the Fund’s benchmark, the FTSE NAREIT Equity REIT Index for the 12-month period ended March 31, 2009. Though quantitative styles of investing have been out of style for the past 12 months, this Fund emphasizes securities with attractive relative value, earnings momentum, insider/management signaling and short-term reversal characteristics that have added considerable relative return over the 12-month period. Though the broad market and the real estate market in particular, exhibited extraordinary volatility, especially in the fourth quarter of 2008 and the first quarter of 2009, by focusing on risk management and broad diversification, this Fund was able to outperform its benchmark without excessive relative return volatility.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Our primary strategy involves emphasizing securities with positive exposure to our alpha1 factors; however these factors produced marginally positive results over the period, especially our relative value factors. We estimate that our alpha factors added +1.63% to the Fund during the year relative to the market. The Fund’s exposure to our primary risk factors was modest relative to the benchmark, but in this extraordinarily volatile market environment, even small differences relative to the benchmark had an inordinately large effect. In the third- and fourth-quarter, our exposure to smaller cap stocks detracted from performance, though our exposure to non-REIT real estate securities added to return especially in the first quarter of 2009. Finally, though our sector exposures relative to the benchmark are maintained at modest levels, below market exposure to real estate operators and above market exposure to mortgage and service companies in the fourth quarter added return.1
How do you plan to position the Fund, based on market conditions?
Today’s market continues to be characterized by an inordinate amount of fear, though investors appear to have begun once again to rely on those factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market continues to react to global recession fears and macro credit issues here and abroad. We believe that Until such fears abate, and the market can discern positive economic momentum, the volatility we have experienced over the past year is likely to persist. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. Though there are real risks to the global financial markets due to the continuing financial and housing related issues, we firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns. Our quantitative discipline performed well during the period, outperforming the overall market by 147 basis points (1.47%), and our long history of successfully managing 130/30 type long/short portfolios using this discipline gives us confidence that we will continue to add value for our investors over the long term. We continue to maintain a highly diversified portfolio that is closely matched to the benchmark with regard to beta2, size, and style, purchasing those securities with positive exposures to our alpha factors and underweighting or selling short those securities with negative exposures to these factors.1

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

25

REAL ESTATE 130/30 FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 12/26/07. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the FTSE NAREIT Equity REIT Index, which is a capitalization-weighted index that spans the commercial real estate space across the U.S. economy. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
				Since
Real Estate 130/30 Fund*		Inception Date	1 Year	Inception

C Shares*	without CDSC	12/26/07	-57.07%	-47.41%
	with CDSC**		-57.48%	-47.41%
I Shares*		12/26/07	-56.69%	-47.03%
FTSE NAREIT Equity REIT Index†			-58.16%	-49.56%†

Prospectus Expense Ratio[1]	Gross

C Shares	3.80%
I Shares	2.80%
The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 2.45% and 1.45% in the C Shares and I Shares, respectively. The estimated dividend expense, as of the date of the prospectus, totaled 1.35% of net assets and is included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	The Real Estate 130/30 Fund (I Shares) began operations on 12/26/07. C Shares began on 5/6/08 and the performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower. A Shares are available for investment, although no assets were in this share class as of 3/31/09.

**	Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The performance return and the hypothetical $10,000 investment for the FTSE NAREIT Equity REIT Index is for the period from 12/26/07 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

26

SELECT LARGE CAP GROWTH STOCK FUND
Portfolio Managers
• Christoper Guinther
• Joe Ransom, CFA
• Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the fiscal year ended March 31, 2009 the Select Large Cap Growth Stock Fund returned -30.06% (I Shares) while the Russell 1000® Growth Index returned -34.28%. The Fund exceeded the benchmark by 422 basis points (4.22%) with six- out of 10 economic sectors adding relative value.
During this bear market no major economic sector within the Russell 1000® Growth Index produced a positive absolute return. On a relative basis the Fund had positive stock selection within Consumer Discretionary, Financials, Materials, and Technology sectors.1
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The past 12 months will be remembered as one of the most difficult investment environments in the post-war period following the popping of the greatest credit bubble in modern history. The themes that dominated the financial markets and impacted the fund’s performance were: de-leveraging and forced selling; risk aversion; the most dramatic reshaping of the U.S. financial system since the Great Depression. In addition, credit remained frozen in the most recent calendar quarter (12/31/08-3/31/09), causing, further declines in economic activity. Domestic job losses accelerated, further impacting consumer confidence and consequently their desire to spend. The majority of macro economic data released in the quarter was worse than investors expected (housing data, Gross Domestic Product2, ISM manufacturing, capacity utilization, industrial production and corporate earnings) driving down equity markets further.
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. Our investment strategy is objective, balanced and designed to enable out performance in most market cycles.
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over-year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha2 through stock selection.1

[1]	Portfolio composition subject to change.

[2]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States. Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

27

SELECT LARGE CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Select Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year

A Shares†	without sales charge	-30.28%	-8.66%	-3.49%	-4.09%
	with sales charge*	-34.28%	-10.45%	-4.62%	-4.66%
C Shares	without CDSC	-30.75%	-9.30%	-4.15%	-4.91%
	with CDSC*	-31.45%	-9.30%	-4.15%	-4.91%
I Shares		-30.06%	-8.38%	-3.17%	-3.92%
Russell 1000® Growth Index		-34.28%	-11.28%	-4.38%	-5.26%

Prospectus Expense Ratio[1]	Gross

A Shares	1.25%
C Shares	1.95%
I Shares	0.95%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

†	The A Shares were offered beginning on October 14, 2003. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

28

SMALL CAP GROWTH STOCK FUND
Portfolio Managers
• Christopher Guinther
• Michael A. Sansoterra
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the fiscal year ended March 31, 2009 the Small Cap Growth Stock Fund returned -37.03% (I Shares) while the Russell 2000® Growth Index returned -36.36%. The Fund underperformed the benchmark by 67 basis points (0.67%). Five-out of 10 economic sectors added relative value during the fiscal year resulting in slight underperformance of the index.
During this bear market no major economic sector within the Russell 2000® Growth Index produced a positive absolute return as many investors fled the equity markets during the year in search of security. Three sectors lost more 45% of their market value. On a relative basis the Fund had positive stock selection within Consumer Discretionary, Energy, Materials, and Technology sectors but not enough to offset losses in other sectors. High growth, high beta1 and more risky securities that are often a good portion of the growth style significantly underperformed more high recurring revenue and generally lower beta type of companies during the period. The Fund’s tilt towards growth during a period of considerable flight to quality hurt performance2
What factors influenced the Fund’s performance for the period ended March 31,2009?
The past 12 months will be remembered as one of the most difficult investment environments in the post-war period following the popping of the greatest credit bubble in modern history. The themes that dominated the financial markets and impacted the fund’s performance were: de-leveraging and forced selling, risk aversion and the most dramatic reshaping of the U.S. financial system sinee the Great Depression. In addition, credit remained frozen in the most recent calendar quarter (12/31/08-3/31/09), causing, further declines in economic activity. Domestic job losses accelerated, further impacting consumer confidence and consequently their desire to spend. The majority of macro-economic data released in the quarter was worse than investors expected (housing data, GDP, ISM manufacturing, capacity utilization, industrial production and corporate earnings) driving equity markets down even further during the quarter.
In addition to the very difficult macro environment and tilt towards higher growth stocks, stock selection within the Healthcare sector hampered the Fund’s performance as well. Specifically, Arthocare, a company that develops, manufactures and markets minimally invasive surgical products, restated financial results in their third quarter. In the following quarter, their Chief Financial Officer (CFO) resigned and an additional financial restatement was needed causing a dramatic drop in Arthrocare’s market value.2
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. Our strategy utilizes a balanced approach to stock selection. This balanced approach, combined with sophisticated risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. We will attempt to keep the portfolio relatively sector and characteristic neutral to the index as the investment team endeavors to generate alpha3 through superior, bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.
The Fund will invest in companies with reasonable valuations and improving fundamentals where expectations should be increased. Generally, these companies will have shown progress towards improving operating margins, growth in revenues and/ or market share and thus improving financial returns.

[1]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

[2]	Portfolio composition subject to change.

[3]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance given its level of risk as measured by beta.

29

SMALL CAP GROWTH STOCK FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year

A Shares†	without sales charge	-37.27%	-18.85%	-6.57%	2.55%
	with sales charge*	-40.89%	-20.43%	-7.67%	1.94%
C Shares	without CDSC	-37.61%	-19.37%	-7.17%	1.85%
	with CDSC*	-38.23%	-19.37%	-7.17%	1.85%
I Shares		-37.03%	-18.59%	-6.25%	2.88%
Russell 2000® Growth Index		-36.36%	-16.20%	-5.37%	-1.60%

Prospectus Expense Ratio[1]	Gross

A Shares	1.50%
C Shares	2.20%
I Shares	1.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares were offered beginning on December 10, 1999. The performance shown prior to then is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

[1]	Additional information pertaining to the March 31,2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

30

SMALL CAP VALUE EQUITY FUND
Portfolio Manager
• Brett Barner, CFA
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12-month period ended March 31, 2009, the Small Cap Value Equity Fund returned -29.61% (I Shares) versus -38.89% for the benchmark, the Russell 2000® Value Index.
The primary reasons for outperformance relative to the Index were stock selection in Financials, Consumer Discretionary, Energy, and Health Care. HCC Insurance Holdings (HCC) was a top performer as the outlook for pricing for their products improved in the wake of AIG’s collapse. Wendy’s/Arby’s Group (WEN) advanced due to increasing enthusiasm for potential earnings growth from the newly merged company. Advanced Auto Parts (AAP) outperformed due to the depression in new vehicle sales causing the average vehicle age to increase, resulting in more needed maintenance spending by consumers. Core Laboratories (CLB) benefited from investors gravitating towards their relatively defensive oil and gas reservoir business. Mentor (MNT) was a solid performer as the company was acquired by Johnson & Johnson.1
Our overweight positions in Consumer Discretionary and Energy, as well as our underweight position in Utilities, were all detractors from performance. Interface (IFSIA) underperformed due to the downturn in commercial construction, leading to weak demand for office carpet, as well as financing issues, which have since been resolved. Stock selection in Industrials also hindered performance.1
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The past fiscal year was marked with a high degree of volatility as the housing market continued to deteriorate, unemployment started to rise, and the consumer began to be stretched thin. The credit crisis severely worsened, resulting in bankruptcies, government intervention, and significantly less credit available to borrowers. The Federal Reserve cut interest rates to near zero and instituted several new programs to try to get credit flowing again. Commodity costs took us on a roller coaster ride, first rising to levels never before seen and then plummeting to multi year lows. The economy entered a recession and major market indices hit their lowest levels in several years. Selling pressure in the stock market, particularly within the small cap space, was intense as hedge funds began to de-lever. This extreme volatility resulted in the small-cap value space greatly expanding, with numerous large- and mid-cap companies now back in the small-cap universe. All of these factors, to some degree, had an impact on our holdings.1
How do you plan to position the Fund, based on market conditions?
The Fund will continue to utilize its bottom-up approach to stock selection. The process seeks dividend-paying stocks trading at the lower end of historical trading ranges which display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions.
The Fund remains overweight in Healthcare at 16.0% versus the Index at 5.4% as a result of the many companies with attractive valuations. We remain overweight Industrials at 27.2% versus the Index at 13.9% as volatility presented great buying opportunities in many high quality companies. While still overweight Consumer Discretionary at 17.3% versus the Index at 10.7%, we reduced our holdings in that sector throughout the year as many of our holdings reached their target prices. Although the Fund is underweight Financials at 19.6% versus the Index at 36.1%, we are looking at opportunities to add to this sector. Information Technology remains an area where we are significantly underweight, at 3.2% versus the Index at 12.5%, due to the limited number of companies with attractive valuations. The Fund is also underweight Utilities at 0% versus the Index at 8.3% as we are finding better opportunities in other sectors and have concerns regarding the regulatory environment in a recession.1

[1]	Portfolio composition subject to change.

31

SMALL CAP VALUE EQUITY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares†	without sales charge	-29.83%	-12.68%	0.16%	8.65%
	with sales charge*	-33.84%	-14.39%	-1.01%	8.00%
C Shares	without CDSC	-30.14%	-12.81%	0.06%	8.06%
	with CDSC*	-30.82%	-12.81%	0.06%	8.06%
I Shares		-29.61%	-12.45%	0.43%	8.84%
Russell 2000® Value Index		-38.89%	-17.54%	-5.30%	4.87%

Prospectus Expense Ratio[1]	Gross

A Shares	1.50%
C Shares	2.20%
I Shares	1.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

†	The A Shares were offered beginning October 9, 2003. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

32

U.S. EQUITY 130/30 FUND
Portfolio Managers
• Neil Kochen, CFA
• Don Townswick, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
This Fund makes short sales, which involve selling a security the Fund does not own, with the expectation that the security’s price will decline. Should the value of the security rise rather than fall, it will suffer a loss. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the borrowed security could attain.
Active investment strategies can increase expenses and may have tax implications.
This is a specialized investment strategy that may not be suitable for all investors.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The U.S. Equity 130/30 Fund returned -34.69% (I Shares) outperforming the -38.06% return for the Fund’s benchmark, the S&P 500 Index, for the period ended March 31, 2009. Though quantitative styles of investing have been out of style for the past 12 months, this Fund emphasizes securities with attractive relative value, earnings momentum, insider/management signaling and short-term reversal characteristics that have added considerable relative return over the 12-month period. Though the market exhibited extraordinary volatility, especially in the fourth quarter of 2008 and the first quarter of 2009, by focusing on risk management and broad diversification, this Fund was able to outperform its benchmark without excessive relative return volatility.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Our focus on relative value factors contributed significantly during the fiscal period, especially in July and August before the market’s precipitous decline in September (-8.91%) and October (-16.79%). The Fund’s exposure to our primary risk factors was modest relative to the S&P 500, but in this extraordinarily volatile market environment, even small differences relative to the benchmark had an inordinately large effect. In the fourth quarter, our exposure to smaller cap stocks and credit sensitive securities (especially financials) detracted from performance, though our lower exposure to securities with international characteristics added to return as the dollar strengthened during the year. Finally, though our sector exposures relative to the benchmark are maintained at modest levels, below market exposure to the Oil & Gas sector added return during the fourth quarter as the price of oil and related resources dropped significantly.1
How do you plan to position the Fund, based on market conditions?
Today’s market continues to be characterized by an inordinate amount of fear, though investors appear to have begun once again to rely on those factors that have historically produced superior performance, such as earnings momentum, relative value, strong cash flow and insider signaling. The market continues to react to global recession fears and macro credit issues here and abroad. Until such fears abate, and the market can discern positive economic momentum, the volatility we have experienced over the past year is likely to persist. In such volatile markets, it is particularly important to focus on risk management, as minor differences in risk relative to the benchmark may overwhelm the positive effects of quantitative security selection. Though there are real risks to the global financial markets due to the continuing financial and housing related issues, we firmly believe that adhering to our investment philosophy and process through all market environments is critical to achieving competitive long-term returns. Our quantitative discipline performed well during the period, outperforming the overall market by 340 basis points (3.40%), and our history of successfully managing 130/30 type long/short portfolios using this discipline gives us confidence that we will continue to add value for our investors over the long term. We continue to maintain a highly diversified portfolio that is closely matched to the benchmark with regard to beta2, size, and style, purchasing those securities with positive exposures to our alpha2 factors and underweighting or selling short those securities with negative exposures to these factors.

[1]	Portfolio composition subject to change.

[2]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.

33

U.S. EQUITY 130/30 FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 1 2/26/07. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’ s performance is compared to the S&P 500 Index, which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
			Since
U.S. Equity 130/30 Fund*	Inception Date	1 Year	Inception

I Shares	12/26/07	-34.69%	-35.72%
S&P 500 Index		-38.06%	-37.08%**

Prospectus Expense Ratio[1]	Gross

I Shares	1.71%
The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and underlying fund fees and expenses) from exceeding 1.30% in the I Shares. The estimated dividend expense, as of the date of the prospectus, totaled 0.41% of net assets and is included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	A Shares and C Shares are available for investment, although no assets were in these share classes as of 3/31/09.

**	The performance return and the hypothetical $10,000 investment for the S&P 500 Index is for the period from 12/26/07 to 3/31/09.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.
Sector Weightings (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio Composition is subject to change

34

LIFE VISION AGGRESSIVE GROWTH FUND
Portfolio Manager
• Alan Gayie
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Life Vision Aggressive Growth Fund (I Shares) outperformed its benchmark for the 12 months ended March 31, 2009. The Fund’s I Shares returned -35.39% versus -39.48% for the Hybrid 85/15 Blend Index (85% Russell 3000®/15% MSCI EAFE).
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund’s performance benefited from tacticabver weights in cash, domestic equities, large-caps, and the growth style as well as strong individual performance from many of the RidgeWorth Funds.1
How do you plan to position the Fund, based on market conditions?
The Aggressive Growth Fund’s outperformance over the past fiscal year was due in large part to the more defensive strategy employed during what is likely to be the worst recession in the Post-War era. Looking ahead there are tentative signs that the aggressive policy responses from the Federal Reserve, U.S. Treasury, and Congress in addition to the cyclical corporate cutbacks are helping to stabilize the economy and the credit markets. Improving credit markets, housing stability, and a slower pace of company layoffs are essential signposts to increase market exposure. Allocations to smallcaps and international will be taken as the economy and markets stabilize further.
Fund Allocation (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

35

LIFE VISION AGGRESSIVE GROWTH FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Hybrid 85/15 Blend Index, which is composed of 85% of the Russell 3000® Index and 15% of the MSCI EAFE Index. The Russell 3000® Index which measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/09
Aggressive Growth Fund		1 Year	3 Year	5 Year	10 Year

A Shares†	without sales charge	-35.50%	-12.47%	-3.91%	-0.52%
	with sales charge*	-39.20%	-14.18%	-5.04%	-1.11%
B Shares†	without CDSC	-35.88%	-12.92%	-4.37%	-0.83%
	with CDSC*	-38.31%	-13.63%	-4.60%	-0.83%
C Shares†	without CDSC	-36.04%	-13.12%	-4.42%	-0.77%
	with CDSC*	-36.52%	-13.12%	-4.42%	-0.77%
I Shares		-35.39%	-12.25%	-3.65%	-0.37%
Russell 3000® Index		-38.20%	-13.55%	-4.59%	-2.25%
MSCI EAFE Index		-46.51%	-14.47%	-2.18%	-0.84%
Hybrid 85/15 Blend Index (85% of the Russell 3000® Index and 15% of the MSCI EAFE Index)		-39.48%	-13.65%	-4.20%	-2.00%

Prospectus Expense Ratio[1]	Gross

A Shares	1.37%
B Shares	1.82%
C Shares	2.07%
I Shares	1.07%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A,B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.87% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on October 16, 2003, March 11, 2003, and April 1, 2005, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

36

LIFE VISION CONSERVATIVE FUND
Portfolio Manager
• Alan Gayie
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Life Vision Conservative Fund outperformed its benchmark for the 12 months ended March 31, 2009 specifically, the I Shares returned -6.06% versus -6.68% for the Hybrid 80/17/3 Blend Index (80% Barclays Capital U.S. Aggregate Index /17% Russell 3000®/3% MSCI EAFE).
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund’s performance benefited from tactical overweights in cash and bonds, domestic equities, large-caps, and the growth style as well as strong individual performance from many of the RidgeWorth Funds.1
How do you plan to position the Fund, based on market conditions?
The Life Vision Conservative Fund’s outperformance over the past calendar year was due in large part to the more defensive strategy employed during what is likely to be the worst recession in the Post-War era. Looking ahead there are tentative signs that the aggressive policy responses from the Federal Reserve, Treasury, Congress in addition to the cyclical corporate cutbacks are helping to stabilize the economy and the credit markets. Improving credit markets, housing stability, and a slower pace of company layoffs are essential signposts to increase market exposure. Credit exposure was raised early in 2009 followed by an increase in equity weightings to neutral in mid-March. Additional steps will be taken as the economy and markets stabilize further.
Fund Allocation (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

37

LIFE VISION CONSERVATIVE FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Hybrid 80/17/3 Blend Index, which is composed of 80% Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Index), 17% of the Russell 3000® Index and 3% of the MSCI EAFE Index. The Barclays Capital U.S. Aggregate Index is a measure of the overall performance of the U.S. bond market. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
Life Vision						Since
Conservative Fund		Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares†	without sales charge	03/11/03	-6.42%	0.84%	1.94%	3.61%
	with sales charge*		-10.83%	-0.78%	0.96%	2.78%
B Shares	without CDSC	03/11/03	-6.77%	0.38%	1.51%	3.21%
	with CDSC*		-11.18%	-0.79%	1.17%	3.21%
C Shares†	without CDSC	03/11/03	-7.08%	0.14%	1.49%	3.25%
	with CDSC*		-7.96%	0.14%	1.49%	3.25%
I Shares†		03/11/03	-6.06%	1.14%	2.26%	3.89%
Barclays Capital U.S. Aggregate Bond Index			3.13%	5.78%	4.13%	4.27%[1]
Russell 3000® Index			-38.20%	-13.55%	-4.59%	1.64%[1]
MSCI EAFE Index			-46.51%	-14.47%	-2.18%	5.48%[1]
Hybrid 80/17/3 Blend Index (80% of the Barclays Capital U.S. Aggregate Bond Index, 17% of the Russell 3000® Index and 3% of the MSCI EAFE Index)			-6.68%	1.85%	2.61%	4.05%[1]

Prospectus Expense Ratio[2]	Gross

A Shares	1.07%
B Shares	1.52%
C Shares	1.77%
I Shares	0.77%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.47% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, C Shares and I Shares were offered beginning on November 11, 2003, April 1, 2005, and November 6, 2003, respectively. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been, performance for C Shares would have been lower.

Class B Shares are closed to new investors.

[1]	The performance returns and the hypothetical $10,000 investments for the Barclays Capital U.S. Aggregate Bond Index, Russell 3000® Index, MSCI EAFE Index and Hybrid 80/17/3 Blend Indices are for the period from 2/28/03 to 3/31/09.

[2]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

38

LIFE VISION GROWTH AND INCOME FUND
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Life Vision Growth and Income Fund (I Shares) outperformed its benchmark for the 12-month period ended March 31, 2009. The Fund’ s I Shares returned -25.01% versus -26.38% for the Hybrid 55/35/10 Blend Index (55% Russell 3000®/35% Barclays Capital U.S. Aggregate Bond Index/10% MSCI EAFE).
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund’ s performance benefited from tactical overweights in bonds and cash, domestic equities, large-caps, and the growth style as well as strong individual performance from many of the RidgeWorth Funds.1
How do you plan to position the Fund, based on market conditions?
The Life Vision Growth and Income Fund’ s out performance over the fiscal year was due in large part to the more defensive strategy employed during what is likely to be the worst recession in the Post-War era. Looking ahead there are tentative signs that the aggressive policy responses from the Federal Reserve, U.S. Treasury, and Congress in addition to the cyclical corporate cutbacks are helping to stabilize the economy and the credit markets. Improving credit markets, housing stability, and a slower pace of company layoffs are key signposts to increase market exposure. Credit exposure was raised early in 2009 followed by an increase in equity weightings to neutral in mid-March. Additional steps will be taken as the economy and markets stabilize further.
Fund Allocation (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

39

LIFE VISION GROWTH AND INCOME FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’ s performance is compared to the Hybrid 55/35/10 Blend Index, which is composed of 55% Russell 3000® Index, 35% of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) and 10% of the MSCI EAFE, Index. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/09
Growth and Income Fund		1 Year	3 Year	5 Year	10 Year

A Shares†	without sales charge	-25.21%	-7.52%	-1.55%	1.54%
	with sales charge*	-29.52%	-9.34%	-2.72%	0.95%
B Shares†	without CDSC	-25.56%	-7.93%	-1.99%	1.26%
	with CDSC*	-28.66%	-8.83%	-2.27%	1.26%
C Shares†	without CDSC	-25.88%	-8.24%	-2.14%	1.24%
	with CDSC*	-26.49%	-8.24%	-2.14%	1.24%
I Shares		-25.01%	-7.26%	-1.23%	1.71%
Barclays Capital U.S. Aggregate Bond Index		3.13%	5.78%	4.13%	5.70%
Russell 3000® Index		-38.20%	-13.55%	-4.59%	-2.25%
MSCI EAFE Index		-46.51%	-14.47%	-2.18%	-0.84%
Hybrid 55/35/10 Blend Index (55% of the Russell 3000® Index, 35% of the Barclays Capital U.S. Aggregate Bond Index and 10% of the MSCI EAFE Index)		-26.38%	-6.92%	-1.07%	0.97%

Prospectus Expense Ratio[1]	Gross

A Shares	1.21%
B Shares	1.66%
C Shares	1.91%
I Shares	0.91%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for the A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.74% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on November 5, 2003, March 11, 2003, and April 5, 2005, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

40

LIFE VISION MODERATE GROWTH FUND
Portfolio Manager
• Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Life Vision Moderate Growth Fund outperformed its benchmark for the 12-month period ended March 31, 2009 specifically, the Fund’s I Shares returned -17.47% versus -20.21% for the Hybrid 50/42/8 Blend Index (42% Russell 3000®/ 50% Barclays Capital U.S. Aggregate Bond Index/8% MSCI EAFE).
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund’s performance benefited from tadical overweights in bonds, domestic equities, large-caps, and the growth style as well as strong individual performance from many of the RidgeWorth Funds.1
How do you plan to position the Fund, based on market conditions?
The Life Vision Moderate Growth Fund’s outperformance over the past fiscal year was due in large part to the more defensive strategy employed during what is likely to be the worst recession in the Post-War era. Looking ahead there are tentative signs that the aggressive policy responses from the Federal Reserve, U.S. Treasury, and Congress in addition to the cyclical corporate cutbacks are helping to stabilize the economy and the credit markets. Improving credit markets, housing stability, and a slower pace of company layoffs are key signposts to increase market exposure. Credit exposure was raised early in 2009 followed by an increase in equity weightings to neutral in mid-March. Additional steps will be taken as the economy and markets stabilize further.
Fund Allocation (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio Composition is subject to change

41

LIFE VISION MODERATE GROWTH FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Hybrid 50/42/8 Blend Index, which is composed of 50% of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index), 42% Russell 3000® Index and 8% of the MSCI EAFE Index. The Barclays Capital U.S. Aggregate Bond Index is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/09
Moderate Growth Fund		1 Year	3 Year	5 Year	10 Year

A Shares†	without sales charge	-17.72%	-3.94%	0.03%	2.26%
	with sales charge*	-22.43%	-5.81%	-1.15%	1 .65%
B Shares†	without CDSC	-18.14%	-4.36%	-0.43%	1 .95%
	with CDSC*	-21.87%	-5.41%	-0.73%	1 .95%
C Shares†	without CDSC	-18.34%	-4.61%	-0.54%	1.98%
	with CDSC*	-19.09%	-4.61%	-0.54%	1.98%
I Shares		-17.47%	-3.66%	0.31%	2.42%
Barclays Capital U.S. Bond Aggregate Index		3.13%	5.78%	4.13%	5.70%
Russell 3000® Index		-38.20%	-13.55%	-4.59%	-2.25%
MSCI EAFE Index		-46.51%	-14.47%	-2.18%	-0.84%
Hybrid 50/42/8 Blend Index (50% Barclays Capital U.S. Aggregate Bond Index, 42% of the Russell 3000® Index and 8% of the MSCI EAFE Index)		-20.21%	-4.01%	0.20%	2.15%

Prospectus Expense Ratio[1]	Gross

A Shares	1.09%
B Shares	1.54%
C Shares	1.79%
I Shares	0.79%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2009 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.62% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflects the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflects the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on October 10, 2003, March 11, 2003 and April 5, 2005, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

42

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Aggressive Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.7%)
Consumer Discretionary (17.0%)
Amazon.com, Inc.*(a)	67,200	4,935
Best Buy Co., Inc.(a)	51,800	1,966
Blue Nile, Inc.*	139,100	4,194
Coach, Inc.*(a)	182,200	3,043
D.R. Horton, Inc.	51,000	495
Huron Consulting Group, Inc.*	56,300	2,389
Nordstrom, Inc.	156,200	2,616
Urban Outfitters, Inc.*(a)	96,000	1,572
VistaPrint Ltd.*	179,300	4,929

		26,139

Consumer Staples (1.2%)
Costco Wholesale Corp.	41,500	1,922

Financials (11.3%)
Alliance Data Systems Corp.*	130,900	4,837
BlackRock, Inc.(a)	57,900	7,529
Greenhill & Co., Inc.	23,600	1,743
MSCI, Inc., Cl A*(a)	68,500	1,158
Portfolio Recovery Associates, Inc.*	79,600	2,137

		17,404

Health Care (21.3%)
Alcon, Inc.	21,900	1,991
Celgene Corp.*(a)	87,600	3,890
Covance, Inc.*(a)	82,300	2,932
Gilead Sciences, Inc.*(a)	192,900	8,935
Hologic, Inc.*(a)	196,100	2,567
IDEXX Laboratories, Inc.*(a)	64,500	2,231
Intuitive Surgical, Inc.*(a)	19,800	1,888
Medco Health Solutions, Inc.*	99,500	4,113
Psychiatric Solutions, Inc.*	270,900	4,261

		32,808

Industrials (5.9%)
First Solar, Inc.*	59,600	7,909
Itron, Inc.*(a)	23,200	1,099

		9,008

Information Technology (36.3%)
Apple, Inc.*(a)	88,500	9,303
Baidu, Inc. ADR*(a)	8,000	1,413
Cisco Systems, Inc.*	189,800	3,183
Cognizant Technology Solutions Corp., Cl A*	314,300	6,534
Energy Conversion Devices, Inc.*	85,200	1,131
F5 Networks, Inc.*	215,300	4,511
Google, Inc., Cl A*(a)	26,700	9,293
MEMC Electronic Materials, Inc.*(a)	156,600	2,582
Paychex, Inc.	141,400	3,630
QUALCOMM, Inc.	257,500	10,018
SunPower Corp., Cl A*	175,700	4,178

		55,776

Telecommunication Services (6.7%)
American Tower Corp., Cl A*(a)	144,000	4,382
NII Holdings, Inc.*(a)	195,000	2,925
tw telecom, Inc.*(a)	335,800	2,938

		10,245

Total Common Stocks		153,302

Short-Term Investment (31.9%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	49,001	49,001

Total Short-Term Investment		49,001

Total Investments (Cost $230,930)(d) — 131.6%		202,303
Liabilities in excess of other assets — (31.6)%		(48,583)

Net Assets — 100.0%		$153,720

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $47,893.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Emerging Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (98.6%)
Consumer Discretionary (22.7%)
Blue Nile, Inc.*	80,000	2,412
Coach, Inc.*(a)	69,900	1,167
hhgregg, Inc.*	19,900	282
Huron Consulting Group, Inc.*	20,000	849
J. Crew Group, Inc.*(a)	37,700	497
J.C. Penney Co., Inc.	59,200	1,188
KB Home	99,300	1,309
Lululemon Athletica, Inc.*(a)	166,400	1,441
MercadoLibre, Inc.*(a)	40,400	749
Priceline.com, Inc.*(a)	7,300	575
Quanta Services, Inc.*	42,100	903
Strayer Education, Inc.(a)	6,900	1,241
VistaPrint Ltd.*	88,000	2,419

		15,032

Energy (0.6%)
Ormat Technologies, Inc.(a)	15,700	431

Financials (17.4%)
Alliance Data Systems Corp.*	68,400	2,527
BlackRock, Inc.(a)	22,400	2,913
eHealth, Inc.*	38,637	619
Euronet Worldwide, Inc.*(a)	52,600	687
Greenhill & Co., Inc.	14,500	1,071
IntercontinentalExchange, Inc.*	13,900	1,035
Portfolio Recovery Associates, Inc.*	55,300	1,484
Stifel Financial Corp.*(a)	27,300	1,182

		11,518

Health Care (14.4%)
Amylin Pharmaceuticals, Inc.*(a)	24,800	291
Covance, Inc.*	36,000	1,283
HMS Holdings Corp.*	44,500	1,464
Hologic, Inc.*	86,400	1,131
IDEXX Laboratories, Inc.*(a)	29,600	1,024
Illumina, Inc.*(a)	25,700	957
Intuitive Surgical, Inc.*(a)	11,000	1,049
Psychiatric Solutions, Inc.*	109,600	1,724
United Therapeutics Corp.*(a)	9,700	641

		9,564

Industrials (8.8%)
American Superconductor Corp.*	57,700	999
First Solar, Inc.*	25,400	3,370
Itron, Inc.*(a)	30,500	1,444

		5,813

Information Technology (29.0%)
Baidu, Inc. ADR*(a)	7,200	1,272
Cognizant Technology Solutions Corp., Cl A*	111,500	2,318
Data Domain, Inc.*	81,300	1,022
Energy Conversion Devices, Inc.*	71,900	954
F5 Networks, Inc.*	150,700	3,158
IHS, Inc., Cl A*(a)	39,000	1,606
MEMC Electronic Materials, Inc.*(a)	118,600	1,956
Omniture, Inc.*(a)	130,200	1,717
Paychex, Inc.	59,800	1,535
Starent Networks Corp.*(a)	92,000	1,454
SunPower Corp., Cl A*	92,300	2,195

		19,187

Telecommunication Services (5.7%)
NII Holdings, Inc.*	61,800	927
SBA Communications Corp., Cl A*(a)	69,800	1,626
tw telecom, Inc.*	138,900	1,216

		3,769

Total Common Stocks		65,314

Short-Term Investment (32.0%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	21,167	21,167

Total Short-Term Investment		21,167

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Emerging Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (1.5%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	961,510	962

Total Money Market Fund		962

Total Investments (Cost $110,891)(d) — 132.1%		87,443
Liabilities in excess of other assets — (32.1)%		(21,247)

Net Assets — 100.0%		$66,196

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $20,666.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (129.4%)
Common Stocks (1.2%)
AbitibiBowater, Inc.*	133,300	73
Companhia Energetica de Minas Gerais SA SP ADR	45,700	675
Innospec, Inc.	26,021	98

Total Common Stocks		846

Foreign Common Stocks (126.5%)
Australia (5.4%)
Amcor Ltd.	164,588	509
AWB Ltd. Cl B	220,300	188
BlueScope Steel Ltd.	94,858	169
Centennial Coal Co. Ltd.	52,105	73
CSL Ltd.	28,999	655
Insurance Australia Group Ltd.	178,385	434
Lion Nathan Ltd.	83,902	471
OneSteel Ltd.	445,436	697
Straits Resources Ltd.	22,400	20
Tatts Group Ltd.	279,670	539

		3,755

Austria (2.6%)
Telekom Austria AG	33,800	512
voestalpine AG	39,400	516
Wienerberger AG	96,900	763

		1,791

Belgium (1.6%)
Solvay SA	8,000	561
Umicore	28,500	526

		1,087

Bermuda (2.0%)
Allied World Assurance Co. Holdings Ltd.	12,100	460
Arch Capital Group Ltd.*	11,300	609
IPC Holdings Ltd.	12,400	335

		1,404

British Virgin Islands (0.5%)
Nam Tai Electronics, Inc.	95,200	354

Brazil (3.8%)
Braskem SA SP ADR*	82,800	340
CNOOC Ltd. ADR	6,900	694
Methanex Corp.	91,500	714
Ultrapar Participacoes SA SP ADR	8,000	189
Tim Participacoes S.A. ADR	41,700	518
Votorantim Celulose e Papel SA SP ADR*	49,800	218

		2,673

Canada (6.6%)
BCE, Inc.	35,100	699
Bombardier, Inc. Cl B	211,000	492
Brookfield Properties Corp.	61,200	354
Fairfax Financial Holdings Ltd.	2,100	547
Harvest Energy Trust	135,700	489
Loblaw Cos. Ltd.	17,100	426
Lundin Mining Corp.	85,900	136
Magna International, Inc.	20,700	551
Teck Cominco Ltd., Cl B	80,400	446
Transcanada Corp.	17,800	421

		4,561

Cayman Islands (0.5%)
Mindray Medical International Ltd. ADR	19,700	365

China (0.5%)
China Life Insurance Co. Ltd. ADR	7,100	350

Denmark (2.2%)
A.P. Moller-Maersk A/S	160	702
D/S Norden A/S	15,100	422
H. Lundbeck A/S	23,700	404

		1,528

Finland (1.5%)
Sampo PLC, Cl A	36,960	546
Stora Enso Oyj*	56,700	201
UPM-Kymmene Oyj	54,000	312

		1,059

France (11.0%)
Atos Origin SA	12,500	321
Capgemini SA	14,500	466
Christian Dior SA	8,000	439
Compagnie de Saint-Gobain	15,900	446
Compagnie Generale des Etablissements Michelin, Cl B	8,900	330
Derichebourg SA	75,791	166
Electricite de France	24,900	977
Etablissements Maurel et Prom	54,400	736
European Aeronautic Defence & Space Co.	68,500	797
Klepierre	30,500	537

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
France—continued

Lagardere SCA	23,869	670
Pinault-Printemps-Redoute SA	7,800	500
Societe BIC	13,400	659
Veolia Environnement	29,900	624

		7,668

Germany (13.0%)
Allianz SE	351	30
BASF SE	18,000	549
Bayer AG	12,900	627
Bilfinger Berger AG	14,444	550
Deutsche Bank AG	11,600	472
Deutsche Lufthansa AG	55,590	606
Fraport AG	15,000	481
Fresenius SE	17,300	659
Hannover Rueckversicherung AG	1,267	40
Heidelberger Druckmaschinen AG	63,200	311
Infineon Technologies AG*	3,423	4
K+S AG	4,850	227
Leoni AG	39,700	361
MAN AG	17,615	767
MLP AG	51,700	536
MPC Muenchmeyer Peterson Capital AG	7,800	50
MTU Aero Engines Holding AG	27,900	649
Muenchener Rueckversicherungs-Gesellschaft AG	6,900	843
Rhoen-Klinikum AG	17,800	339
ThyssenKrupp AG	25,200	445
TUI AG	87,000	468

		9,014

Greece (1.8%)
Alpha Bank A.E.	78,600	520
OPAP SA	27,400	721

		1,241

Hong Kong (2.9%)
China Mobile Ltd. SP ADR	14,200	618
Guangdong Investment Ltd.	788,000	317
Hong Kong Electric Holdings Ltd.	125,500	745
Ping An Insurance (Group) Co. of China Ltd.	62,000	370

		2,050

Ireland (2.5%)
ICON PLC SP ADR*	45,500	735
Kerry Group PLC	36,900	747
Ryanair Holdings PLC SP ADR*	11,800	273

		1,755

Israel (0.7%)
NICE Systems Ltd. SP ADR*	20,300	505

Italy (6.7%)
Banco Popolare Scarl	147,800	680
Eni SpA SP ADR	23,100	885
EXOR SpA*	25,670	259
Finmeccanica SpA	38,900	484
Fondiaria-Sai SpA	29,000	339
Intesa Sanpaolo SpA	184,900	509
Mediaset SpA	148,000	660
Pirelli & C. Real Estate SpA	8,733	37
Recordati SpA	67,200	366
Terna SpA	144,800	451

		4,670

Japan (22.6%)
ACOM Co. Ltd.	1,450	41
Alfresa Holdings Corp.	11,500	416
Capcom Co. Ltd.	19,800	349
Circle K Sunkus Co. Ltd.	20,200	286
Daiei, Inc. (The)*	222,050	678
Fast Retailing Co. Ltd.	1,200	136
Hitachi Ltd.	194,000	521
Hokuriku Electric Power Co.	37,100	888
Hosiden Corp.	27,000	264
Ines Corp.	3,500	19
IT Holdings Corp.	43,300	496
Itochu Techno-Solutions Corp.	65,000	314
Itoham Foods, Inc.	28,958	83
JFE Shoji Holdings, Inc.	129,000	339
Kao Corp.	37,000	717
KDDI Corp.	85	397
Kinden Corp.	63,000	509
Kissei Pharmaceutical Co. Ltd.	12,000	233
Lawson, Inc.	11,600	478
Marubeni Corp.	211,000	650
Mitsui Chemicals, Inc.	109,000	263
Mitsui Sumitomo Insurance Group Holdings, Inc.	18,000	414
Nihon Kohden Corp.	3,600	44
Nippon Meat Packers, Inc.	74,000	766
Nippon Oil Corp.	94,000	463
Nippon Paper Group, Inc.	10,000	242

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Nippon Telegraph & Telephone Corp.	10,200	384
NIPRO Corp.	30,000	465
NTT DoMoCo, Inc. SP ADR*	31,800	434
Promise Co. Ltd.	32,150	501
Rakuten, Inc.	1,027	490
ROHM Co. Ltd.	10,100	499
Saizeriya Co. Ltd.	36,200	368
Shimano, Inc.	9,500	285
Shionogi & Co. Ltd.	3,000	51
Showa Shell Sekiyu KK	77,100	698
Teijin Ltd.	126,000	271
Toagosei Co. Ltd.	24,000	53
Tokuyama Corp.	86,000	543
Toray Industries, Inc.	33,000	132
Toyota Tsusho Corp.	51,300	490

		15,670

Luxembourg (1.8%)
SES	39,000	745
Tenaris SA ADR	24,300	490

		1,235

Mexico (1.7%)
Coca-Cola FEMSA, SAB de CV SP ADR	19,500	664
Grupo Aeroportuario del Pacifico SA de CV ADR	26,900	491

		1,155

Netherlands (3.7%)
Akzo Nobel NV	17,600	666
Koninklijke Ahold NV	76,400	837
OPG Groep NV	26,700	245
SBM Offshore NV	42,800	570
TPG NV	14,500	248

		2,566

Norway (1.5%)
Norske Skogindustrier ASA	163,500	618
PA Resources AB*	29,800	54
Storebrand ASA	10,737	34
Yara International ASA	16,100	353

		1,059

Papua New Guinea (0.7%)
Oil Search Ltd.	141,400	517

Portugal (1.3%)
Portugal Telecom SGPS SA	77,600	601
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	61,390	327

		928

Russian Federation (1.9%)
Gazprom SP ADR	31,400	468
Mechel ADR	115,300	481
Vimpel-Communications SP ADR	53,300	348

		1,297

Singapore (0.1%)
Keppel Land Ltd.	38,000	36

South Africa (1.6%)
Barloworld Ltd.	110,458	374
Sappi Ltd.	209,748	405
Tiger Brands Ltd.	23,100	330

		1,109

Sweden (0.7%)
Husqvarna AB, Cl B	51,800	210
Ratos AB, Cl B	20,400	311

		521

Switzerland (1.3%)
BKW FMB Energie AG	4,419	319
Schindler Holding AG	12,900	609

		928

Taiwan (0.2%)
Chunghwa Telecom Co. Ltd. ADR	7,740	141

United Kingdom (21.6%)
Amlin PLC	129,000	637
AstraZeneca PLC SP ADR	18,400	652
Beazley Group PLC	144,200	178
BP PLC SP ADR	20,900	838
Brit Insurance Holdings PLC	185,300	480
Britvic PLC	222,300	721
Bunzl PLC	60,100	471
Cable & Wireless PLC	221,700	444
Cobham PLC	188,800	465
Compass Group PLC	61,400	281
Diageo PLC ADR	19,900	890
easyJet PLC*	59,010	236
GAME Group PLC	104,787	227
GlaxoSmithKline PLC SP ADR	30,700	954
Imperial Tobacco Group PLC	17,200	387

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

Informa PLC	65,327	246
International Power PLC	228,700	691
Invensys PLC*	206,500	493
J Sainsbury PLC	96,500	433
Jardine Lloyd Thompson Group PLC	53,776	338
Man Group PLC	169,000	530
Marks & Spencer Group PLC	86,723	368
Mondi PLC	100,400	213
Rio Tinto PLC SP ADR	4,100	550
Royal Dutch Shell PLC ADR	13,900	616
Unilever PLC SP ADR	36,700	695
United Utilities Group PLC	68,900	478
Vedanta Resources PLC	75,523	732
WH Smith PLC	121,600	620
Xstrata PLC	16,700	112

		14,976

Total Foreign Common Stocks		87,968

Rights — Foreign (0.0%)
United Kingdom (0.0%)
Beazley Group PLC	68,305	—

Total Rights — Foreign		—

Short-Term Investment (1.7%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(a)	1,159,991	1,160

Total Short-Term Investment		1,160

Total Investments — 129.4%
Total Long Positions (Cost $103,983)(b)		89,974

Other assets in excess of liabilities — 0.6%		446
Short Positions (see summary below) — (30.0)%		(20,885)

Net Assets — 100.0%		$69,535

Short Positions ((30.0)%)
Foreign Common Stocks Sold Short ((30.0)%)
Austria ((0.7)%)
Oesterreichische Elektrizitaetswirtschafts AG, Cl A	(13,500)	(513)

Belgium ((1.3)%)
Anheuser-Busch InBev NV	(16,809)	(463)
UCB SA	(14,800)	(437)

		(900)

Canada ((2.8)%)
Enbridge, Inc.	(20,300)	(585)
Groupe Aeroplan, Inc.	(22,400)	(139)
Rogers Communications, Inc., Cl B	(31,300)	(715)
Toronto-Dominion Bank	(13,822)	(477)

		(1,916)

Denmark ((1.2)%)
Carlsberg A/S, Cl B	(10,700)	(439)
Coloplast A/S, Cl B	(6,000)	(369)

		(808)

Finland ((0.7)%)

Nokia Corp. SP ADR	(41,300)	(482)

France ((1.0)%)
Compagnie Generale de Geophysique-Veritas*	(57,600)	(669)

Germany ((3.6)%)
Beiersdorf AG	(11,300)	(507)
Deutsche Postbank AG	(25,400)	(403)
E.ON AG	(17,000)	(476)
Metro AG	(14,200)	(468)
RWE AG	(9,600)	(677)

		(2,531)

Italy ((0.4)%)
Fiat SpA	(40,460)	(283)

Japan ((6.9)%)
Canon, Inc. SP ADR	(16,700)	(485)
DENSO Corp.	(9,400)	(185)
Dentsu, Inc.	(18,100)	(274)
Inpex Corp.	(62)	(428)
NGK Spark Plug Co. Ltd.	(41,000)	(345)
Olympus Corp.	(30,000)	(479)
Sony Corp. SP ADR	(34,300)	(707)
Terumo Corp.	(15,500)	(568)
Tokyo Electron Ltd.	(13,000)	(478)
Tokyu Corp.	(26,000)	(108)
Trend Micro, Inc.	(18,000)	(504)
West Japan Railway Co.	(82)	(258)
Yamaha Motor Co. Ltd.	(2,700)	(24)

		(4,843)

Jersey ((0.7)%)
Experian PLC	(75,400)	(472)

Netherlands ((0.6)%)
ASML Holding NV	(25,200)	(447)

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
South Africa ((0.4)%)
AngloGold Ashanti Ltd.	(7,400)	(272)

South Korea ((0.9)%)
Korea Electric Power Corp. SP ADR*	(69,500)	(636)

Spain ((2.5)%)
Iberdrola Renovables SA*	(116,891)	(485)
Iberdrola SA	(65,000)	(456)
Industria de Diseno Textil SA	(3,088)	(120)
Union Fenosa SA	(27,400)	(655)

		(1,716)

Sweden ((2.9)%)
Boliden AB	(89,000)	(459)
Getinge AB, Cl B	(24,300)	(236)
Securitas AB	(117,500)	(858)
Skanska AB, Cl B	(53,300)	(461)

		(2,014)

Switzerland ((2.0)%)
ABB Ltd. SP ADR	(53,500)	(746)
Roche Holding AG	(4,700)	(645)

		(1,391)

United Kingdom ((1.4)%)
Cadbury PLC SP ADR	(15,300)	(464)
Redrow PLC*	(2,289)	(5)
Wellstream Holdings PLC	(43,800)	(271)
WPP PLC	(44,688)	(252)

		(992)

Total Foreign Common Stocks Sold Short		(20,885)

Total Investment Securities Sold Short (Proceeds $21,180)		(20,885)

*	Non-income producing security.

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Represents cost for financial reporting purposes.

ADR —	American Depositary Receipt

The investment concentrations for the International Equity 130/30 Fund as a percentage of net assets, by sector, as of March 31, 2009, were as follows:

Long Positions:
Industrials	21.4%
Financials	17.8
Materials	16.6
Consumer Discretionary	14.9
Consumer Staples	12.7
Energy	11.0
Health Care	9.5
Utilities	8.9
Telecommunication Services	8.0
Information Technology	6.0
Short-Term Investment	1.7
Transportation	0.9
Short Positions:
Industrials	(6.2)
Utilities	(5.6)
Health Care	(3.8)
Consumer Staples	(3.3)
Information Technology	(2.7)
Consumer Discretionary	(2.6)
Energy	(1.9)
Financials	(1.3)
Materials	(1.1)
Telecommunication Services	(1.0)
Transportation	(0.5)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (95.2%)
Australia (9.5%)
BHP Billiton Ltd.	178,787	3,966
BlueScope Steel Ltd.	797,836	1,425
Caltex Australia Ltd.	429,842	2,662
Centennial Coal Co. Ltd.(a)	266,431	372
Downer EDI Ltd.	399,074	1,234
Macquarie Group Ltd.(a)	138,686	2,608
Macquarie Infrastructure Group(a)	1,636,845	1,673
National Australia Bank Ltd.(a)	172,998	2,417
Qantas Airways Ltd.	1,486,032	1,802

		18,159

Austria (1.3%)
OMV AG	76,908	2,575

Belgium (0.5%)
Anheuser-Busch InBev NV	37,684	1,039

Bermuda (0.3%)
Texwinca Holdings Ltd.	1,024,000	527

Canada (0.4%)
Research In Motion Ltd.*	17,840	768

Cayman Islands (0.4%)
Country Garden Holdings Co.	2,570,290	680

China (1.1%)
Sinopec Shanghai Petrochemical Co. Ltd., Ser H	8,140,054	2,006

Denmark (0.3%)
Novo Nordisk A/S, Cl B	11,936	572

Finland (0.9%)
Rautaruukki Oyj(a)	112,071	1,795

France (13.1%)
BNP Paribas	69,251	2,863
Capgemini SA	20,972	675
Compagnie Generale de Geophysique-Veritas*	116,160	1,350
Credit Agricole SA	107,211	1,184
France Telecom SA	166,688	3,797
PSA Peugeot Citroen SA	45,831	867
Publicis Groupe(a)	78,677	2,019
Sanofi-Aventis	60,244	3,392
Societe Generale	46,898	1,838
Total SA	36,406	1,810
UbiSoft Entertainment SA*	40,443	739
Vinci SA	42,577	1,581
Vivendi	116,482	3,083

		25,198

Germany (5.2%)
Adidas AG	24,214	806
Allianz SE	33,583	2,837
MAN AG(a)	20,475	892
SAP AG(a)	20,724	740
Siemens AG	42,687	2,452
ThyssenKrupp AG	130,829	2,311

		10,038

Greece (0.9%)
Public Power Corp. SA	99,662	1,801

Hong Kong (2.0%)
China Resources Land Ltd.	414,011	641
Industrial & Commercial Bank of China Ltd.	2,529,028	2,689
Sino-Ocean Land Holdings Ltd.	609,500	401

		3,731

Italy (0.4%)
Intesa Sanpaolo SpA	272,624	751

Japan (21.6%)
Aisin Seiki Co. Ltd.	81,300	1,270
Daiichi Sankyo Co. Ltd.	106,311	1,770
East Japan Railway Co.	73,324	3,801
Electric Power Development Co. Ltd.	94,416	2,786
Hitachi High-Technologies Corp.	120,541	1,684
Honda Motor Co. Ltd.	19,240	450
Itochu Techno-Solutions Corp.	762,000	3,680
KOSE Corp.(a)	35,507	656
Matsushita Electric Industrial Co. Ltd.	53,427	577
Mitsubishi UFJ Financial Group, Inc.	322,681	1,552
Mitsui & Co. Ltd.	81,962	817
Nintendo Co. Ltd.	1,786	513
Nippon Telegraph & Telephone Corp.	136,714	5,154
ORIX Corp.(a)	64,218	2,057
SAN-A Co. Ltd.	12,200	340
Shin-Etsu Chemical Co. Ltd.	51,300	2,472

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Sumitomo Mitsui Financial Group, Inc.	39,995	1,378
Takata Corp.(a)	278,256	2,260
Takeda Pharmaceutical Co. Ltd.	24,925	856
Tokai Rubber Industries Ltd.	260,043	2,021
Tokuyama Corp.	288,000	1,819
Tokyo Electric Power Co., Inc. (The)	38,625	960
Toyoda Gosei Co. Ltd.	132,900	1,991
Yamada Denki Co. Ltd.	14,450	564

		41,428

Luxembourg (1.6%)
ArcelorMittal(a)	148,701	3,017

Mauritius (0.8%)
Golden Agri-Resources Ltd.	8,057,920	1,457

Netherlands (2.7%)
ING Groep NV	185,410	1,022
Koninklijke Ahold NV	236,614	2,593
Royal Philips Electronics NV(a)	101,312	1,491

		5,106

Singapore (3.5%)
SIA Engineering Co. Ltd.	904,000	1,112
Singapore Petroleum Co. Ltd.	1,300,000	2,445
Venture Corp. Ltd.	964,897	3,198

		6,755

Spain (2.5%)
Telefonica SA	243,747	4,863

Sweden (1.4%)
Alfa Laval AB(a)	147,275	1,116
H&M Hennes & Mauritz AB(a)	43,407	1,632

		2,748

Switzerland (10.0%)
ABB Ltd.	131,995	1,843
Nestle SA	153,358	5,186
Novartis AG	138,273	5,235
Roche Holding AG	30,355	4,167
Swiss Re(a)	70,020	1,147
UBS AG*	170,121	1,600

		19,178

United Kingdom (14.8%)
Aviva PLC	431,190	1,338
BAE Systems PLC	511,856	2,456
Barclays PLC	775,736	1,647
British American Tobacco PLC	107,729	2,493
Cadbury PLC	91,253	690
Centrica PLC	109,297	357
G4S PLC	595,024	1,655
GAME Group PLC	329,595	713
GlaxoSmithKline PLC	36,909	576
HSBC Holdings PLC	420,042	2,380
Royal Bank of Scotland Group PLC (The)*	2,908,216	1,022
Royal Dutch Shell PLC ADR	11,945	529
Royal Dutch Shell PLC, Cl A	157,069	3,540
Royal Dutch Shell PLC, Cl B	161,507	3,547
SABMiller PLC	96,356	1,434
William Morrison Supermarkets PLC	336,877	1,235
Xstrata PLC	399,971	2,678

		28,290

Total Foreign Common Stocks		182,482

Exchange Traded Fund (0.5%)
iShares MSCI Brazil Index Fund	24,506	922

Total Exchange Traded Fund		922

Rights — Foreign (0.0%)
Belgium (0.0%)
Fortis(a)(b)	866,146	—

United Kingdom (0.0%)
Royal Bank of Scotland Group PLC (The)(b)	1,246,378	—

Total Rights — Foreign		—

Short-Term Investments (10.1%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(c)	1,435,272	1,435

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investments—continued

RidgeWorth Funds Securities Lending Joint Account(d)(e)	18,012	18,012

Total Short-Term Investments		19,447

Total Investments (Cost $252,317)(f) — 105.8%		202,851
Liabilities in excess of other assets — (5.8)%		(11,063)

Net Assets — 100.0%		$191,788

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $17,118.

(b)	Market value is zero.

(c)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(d)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

The investment concentrations for the International Equity Fund as a percentage of net assets, by sector, as of March 31, 2009, were as follows:

Financials	18.2%
Industrials	14.0
Materials	11.4
Consumer Discretionary	10.8
Short-Term Investments	10.1
Energy	9.7
Health Care	8.6
Consumer Staples	8.4
Telecommunication Services	7.2
Information Technology	4.3
Utilities	3.1

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (90.7%)
Australia (4.1%)
AGL Energy Ltd.	37,839	394
Alumina Ltd.	73,085	65
Amcor Ltd.	57,458	178
AMP Ltd.	122,850	401
Aristocrat Leisure Ltd.(a)	22,940	54
ASX Ltd.	12,613	257
Australia & New Zealand Banking Group Ltd.(a)	136,062	1,490
AXA Asia Pacific Holdings Ltd.	55,129	130
BHP Billiton Ltd.	225,816	5,009
BlueScope Steel Ltd.	54,642	98
Boral Ltd.(a)	49,835	125
Brambles Ltd.	97,269	325
Coca-Cola Amatil Ltd.	40,211	242
Commonwealth Bank of Australia	96,727	2,335
Computershare Ltd.	40,452	247
CSL Ltd.	44,228	999
CSR Ltd.	65,260	54
Fairfax Media Ltd.(a)	191,191	135
Fortescue Metals Group Ltd.*(a)	94,289	167
Foster’s Group Ltd.	161,554	568
GPT Group	152,022	46
Incitec Pivot Ltd.	133,769	197
Insurance Australia Group Ltd.	166,320	405
Leighton Holdings Ltd.(a)	10,196	137
Lend Lease Corp. Ltd.	32,208	145
Lion Nathan Ltd.	21,945	123
Macquarie Goodman Group	192,407	43
Macquarie Group Ltd.(a)	19,698	370
Macquarie Infrastructure Group(a)	175,253	179
Mirvac Group Ltd. REIT	81,818	48
National Australia Bank Ltd.(a)	123,958	1,732
Newcrest Mining Ltd.	34,314	781
OneSteel Ltd.	71,958	113
Orica Ltd.	20,061	206
Origin Energy Ltd.	74,215	764
OZ Minerals Ltd.	208,238	80
Perpetual Ltd.(a)	3,613	68
QBE Insurance Group Ltd.	65,237	874
Rio Tinto Group Ltd.(a)	17,689	696
Santos Ltd.	49,299	577
Sims Metal Management Ltd.(a)	12,147	142
Sonic Healthcare Ltd.	30,962	238
Stockland Trust Group	108,463	233
Suncorp-Metway Ltd.	77,252	322
TABCORP Holdings Ltd.(a)	49,920	226
Telstra Corp. Ltd.	299,034	667
Toll Holdings Ltd.	47,681	207
Transurban Group	84,833	275
Wesfarmers Ltd.(a)	67,432	884
Wesfarmers Ltd. PPS	10,196	135
Westfield Group REIT	132,249	919
Westpac Banking Corp.	172,992	2,296
Woodside Petroleum Ltd.	36,642	970
Woolworths Ltd.	83,326	1,449
WorleyParsons Ltd.	12,014	150

		29,970

Austria (0.9%)
Erste Group Bank AG(a)	52,159	883
Oesterreichische Elektrizitaeswirtschafts AG(a)	22,144	841
OMV AG	46,839	1,568
Raiffeisen International Bank-Holding AG(a)	13,829	390
Strabag SE	17,512	344
Telekom Austria AG	93,900	1,422
Vienna Insurance Group	9,930	285
Voestalpine AG	33,228	435
Wienerberger AG	22,537	178

		6,346

Belgium (1.6%)
Anheuser-Busch InBev NV	141,470	3,899
Belgacom	30,369	952
Colruyt SA	3,081	707
Compagnie Nationale a Portefeuille	8,310	386
Delhaize Group	19,285	1,250
Dexia SA(a)	90,885	314
Fortis	427,693	786
Groupe Bruxelles Lambert SA	13,677	929
KBC Bank & Insurance Holding Co. NV	26,933	436
Mobistar SA	6,406	405
Solvay SA	10,086	707
UCB SA(a)	20,061	591
Umicore	25,580	472

		11,834

Denmark (1.2%)
A.P. Moller-Maersk A/S	155	680
A.P. Moller-Maersk A/S, Cl A	88	381

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Denmark—continued

Carlsberg A/S, Cl B(a)	10,593	435
Coloplast A/S, Cl B	4,119	253
Danisco A/S	7,709	231
Danske Bank A/S*	58,291	491
DSV A/S(a)	28,902	212
FLS Industries A/S(a)	7,968	203
Jyske Bank A/S*	8,154	186
Novo Nordisk A/S, Cl B(a)	65,727	3,148
Novozymes A/S, Cl B(a)	7,388	534
Topdanmark A/S*	2,630	259
Trygvesta A/S(a)	4,722	239
Vestas Wind Systems A/S*	27,386	1,202
William Demant Holding*	3,704	149

		8,603

Finland (0.8%)
Fortum Corp.	34,979	667
Kone Oyj, Cl B	12,590	261
Metso Corp.(a)	10,952	129
Neste Oil Oyj*	10,485	140
Nokia Corp., Cl A	256,141	3,021
Nokian Renkaat Oyj(a)	8,667	102
Outokumpu Oyj(a)	10,721	116
Rautaruukki Oyj	7,601	122
Sampo PLC, Cl A	36,753	543
Stora Enso Oyj*(a)	42,376	150
UPM-Kymmene Oyj(a)	41,652	241
Wartsila Corp.(a)	7,244	153

		5,645

France (10.3%)
Accor(a)	21,457	747
Aeroports De Paris	3,930	209
Air France — KLM	19,219	171
Air Liquide SA	27,465	2,234
Alcatel*	284,825	536
Alstom	24,242	1,255
Atos Origin SA	9,775	251
AXA ADR(a)	161,642	1,943
BNP Paribas	90,286	3,732
Bouygues SA	25,026	895
Capgemini SA	17,578	566
Carrefour SA(a)	69,693	2,722
Casino Guichard-Perrachon SA	5,905	385
Christian Dior SA	5,807	318
CNP Assurances SA	3,746	236
Compagnie de Saint-Gobain(a)	37,240	1,045
Compagnie Generale de Geophysique-Veritas*	20,837	242
Compagnie Generale des Etablissements Michelin, Cl B	14,718	546
Credit Agricole SA	101,060	1,116
Dassault Systemes SA(a)	8,068	314
Eiffage SA	4,535	211
Electricite de France	21,258	834
Eramet	576	127
Essilor International SA	25,846	999
Eurazeo	3,376	90
European Aeronautic Defence & Space Co.(a)	38,695	450
France Telecom SA	200,302	4,563
GDF SUEZ(a)	118,749	4,078
Gecina SA	1,706	65
Groupe Danone	47,903	2,333
Hermes International(a)	6,605	768
ICADE	2,711	192
Imerys	3,656	134
Klepierre(a)	9,531	168
L’Oreal SA(a)	26,866	1,849
Lafarge SA	11,349	511
Lagardere SCA(a)	15,893	446
Legrand SA(a)	10,551	183
LVMH Moet Hennessy Louis Vuitton SA	23,874	1,500
M6 Metropole Television	6,871	112
Natixis	121,387	206
Neopost SA	4,499	349
PagesJaunes SA(a)	13,211	112
Pernod Ricard(a)	19,257	1,074
Pinault-Printemps-Redoute SA(a)	8,135	522
PSA Peugeot Citroen SA	19,307	365
Publicis Groupe(a)	17,512	449
Renault SA	19,374	399
Safran SA	23,364	218
Sanofi-Aventis	116,399	6,553
Schneider Electric SA	22,832	1,520
Scor SE	23,519	484
Societe BIC	3,657	180
Societe Generale	50,164	1,966
Societe Television Francaise 1	12,568	99
Sodexho Alliance SA	12,901	588
Suez Environnement SA*	33,428	492
Technip SA	14,541	514
Thales	12,147	461
Total SA	235,193	11,693
Unibail-Rodamco	9,391	1,330
Valeo SA(a)	7,448	109

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
France—continued

Vallourec SA	5,719	530
Veolia Environnement	41,297	862
Vinci SA	44,888	1,667
Vivendi	129,057	3,416
Wendel(a)	3,679	97
Zodiac Aerospace(a)	5,918	150

		75,481

Germany (12.1%)
Adidas AG	35,622	1,186
Allianz SE	77,474	6,544
BASF SE	150,049	4,578
Bayer AG(a)	132,603	6,447
Bayerische Motoren Werke AG	9,142	159
Bayerische Motoren Werke AG	57,944	1,670
Beiersdorf AG	17,933	804
Celesio AG	17,512	323
Commerzbank AG(a)	121,906	666
Daimler AG	148,276	3,823
Deutsche Bank AG(a)	91,040	3,739
Deutsche Boerse AG(a)	33,893	2,049
Deutsche Lufthansa AG	40,565	442
Deutsche Post AG	147,788	1,594
Deutsche Postbank AG(a)	13,521	215
Deutsche Telekom AG	487,145	6,063
E.ON AG	321,667	8,995
Fraport AG	7,018	225
Fresenius SE	5,009	191
GEA Group AG	26,345	281
Hamburger Hafen und Logistik AG	4,982	122
Hannover Rueckversicherung AG	10,600	338
HeidelbergCement AG(a)	4,256	139
Henkel AG & KGaA. Vorzug	32,053	868
Henkel KGaA	21,967	551
Hochtief AG	6,960	262
K+S AG(a)	25,403	1,186
Linde AG(a)	22,034	1,499
MAN AG(a)	16,691	727
Merck KGaA*(a)	12,280	1,083
METRO AG	20,099	663
Muenchener Rueckversicherungs-Gesellschaft AG	35,024	4,280
Puma AG Rudolf Dassler Sport	1,197	182
Q-Cells SE*(a)	9,642	194
RWE AG	76,676	5,410
Salzgitter AG	6,783	383
SAP AG(a)	148,697	5,310
Siemens AG	149,273	8,574
Solarworld AG(a)	18,310	384
ThyssenKrupp AG	63,309	1,118
TUI AG(a)	36,376	196
United Internet AG	23,674	201
Volkswagen AG(a)	15,295	4,673
Wacker Chemie AG(a)	2,682	224

		88,561

Greece (0.9%)
Alpha Bank A.E	71,071	470
Coca-Cola Hellenic Bottling Co. SA	35,775	513
EFG Eurobank Ergasias SA	59,183	341
Hellenic Petroleum SA	31,235	298
Hellenic Telecommunications Organization SA	49,899	745
Marfin Investment Group SA	134,204	485
National Bank of Greece SA	80,399	1,219
OPAP SA	46,682	1,229
Piraeus Bank SA	60,793	404
Public Power Corp. SA	23,519	425
Titan Cement Co. SA	14,277	303

		6,432

Hong Kong (0.9%)
Bank of East Asia Ltd.	80,782	156
BOC Hong Kong Holdings Ltd.	193,980	198
Cheung Kong (Holdings) Ltd.	73,177	630
CLP Holdings Ltd.	105,595	726
Esprit Holdings Ltd.	58,729	299
Foxconn International Holdings Ltd.*	115,219	49
Hang Lung Properties Ltd.	119,673	281
Hang Seng Bank Ltd.	39,826	401
Henderson Land Development Co. Ltd.	52,013	198
Hong Kong & China Gas Co. Ltd. (The)	226,133	357
Hong Kong Electric Holdings Ltd.	78,545	466
Hong Kong Exchanges & Clearing Ltd.	54,522	515
Hutchison Whampoa Ltd.	115,268	565
Li & Fung Ltd.(a)	127,365	299
Link REIT (The)	116,503	230
New World Development Co. Ltd.	131,321	131

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Hong Kong—continued

Sun Hung Kai Properties Ltd.	73,839	661
Swire Pacific Ltd.	41,754	279
Wharf Holdings Ltd. (The)	82,833	206

		6,647

Ireland (0.6%)
Anglo Irish Bank Corp. PLC(a)	143,993	42
Anglo Irish Bank Corp. PLC	8,839	2
CRH PLC	111,882	2,410
Elan Corp. PLC*(a)	96,959	680
Kerry Group PLC	29,681	601
Ryanair Holdings PLC*	42,457	163
Ryanair Holdings PLC*	41,224	159

		4,057

Italy (8.1%)
A2A SpA	405,237	615
Alleanza Assicurazioni SpA	129,988	733
Assicurazioni Generali SpA	263,035	4,507
Autogrill SpA	30,191	174
Autostrade SpA	70,314	1,063
Banca Carige SpA(a)	233,375	766
Banca Monte dei Paschi di Siena SpA(a)	719,944	997
Banca Popolare di Milano Scarl SpA	127,172	633
Banco Popolare Scarl	203,583	936
Bulgari SpA(a)	44,600	196
Enel SpA(a)	1,085,015	5,207
Eni SpA(a)	673,881	13,087
EXOR SpA*(a)	19,108	193
Fiat SpA(a)	190,947	1,337
Finmeccanica SpA	113,518	1,413
Fondiaria-Sai SpA	22,122	259
Intesa Sanpaolo	233,287	439
Intesa Sanpaolo SpA	1,981,411	5,455
Italcementi SpA(a)	22,322	226
Italcementi SpA	31,477	166
Lottomatica SpA	17,999	296
Luxottica Group SpA(a)	45,021	699
Mediaset SpA(a)	241,511	1,077
MEDIOBANCA — Banca di Credito Finanziario SpA	142,822	1,212
Mediolanum SpA	59,806	207
Parmalat SpA	475,685	980
Pirelli & C. SpA	775,894	181
Prysmian SpA	34,891	348
Saipem SpA	83,503	1,486
Snam Rete Gas SpA	219,842	1,180
Telecom Italia RNC SpA	1,576,639	1,605
Telecom Italia SpA	2,589,146	3,340
Terna SpA	388,922	1,211
UniCredito Italiano SpA	3,052,240	5,036
Unione di Banche Italiane Scpa	172,903	1,905
Unipol Gruppo Finanziario SpA	190,226	169

		59,334

Japan (21.3%)
77 Bank Ltd.	43,936	216
Acom Co. Ltd.(a)	5,922	166
Advantest Corp.	16,790	248
AEON Co. Ltd.	74,206	483
AEON Credit Service Co. Ltd.	10,576	96
Aisin Seiki Co. Ltd.	19,868	310
Ajinomoto Co., Inc.	85,146	598
All Nippon Airways Co. Ltd.(a)	72,000	281
Alps Electric Co. Ltd.	24,049	82
Amada Co. Ltd.	42,316	221
Asahi Breweries Ltd.	41,947	498
Asahi Glass Co. Ltd.	104,634	549
Asahi Kasei Corp.	126,917	455
Astellas Pharma, Inc.	47,217	1,441
Bank of Kyoto Ltd. (The)(a)	42,242	355
Bank of Yokohama Ltd. (The)	148,369	627
Benesse Corp.	9,304	340
Bridgestone Corp.	59,720	850
Canon, Inc.	103,011	2,935
Casio Computer Co. Ltd.	24,143	169
Central Japan Railway Co.	155	868
Chiba Bank Ltd. (The)	83,675	410
Chubu Electric Power Co., Inc.	66,125	1,450
Chugai Pharmaceutical Co. Ltd.	29,244	491
Chugoku Electric Power Co., Inc. (The)	31,326	677
Citizen Holdings Co. Ltd.	40,565	164
Credit Saison Co. Ltd.(a)	16,803	162
Dai Nippon Printing Co. Ltd.	62,736	570
Daiichi Sankyo Co. Ltd.	68,183	1,135
Daikin Industries Ltd.	27,630	748
Dainippon Ink & Chemicals, Inc.	73,096	106
Daito Trust Construction Co. Ltd.	9,420	314
Daiwa House Industry Co. Ltd.	52,614	421

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Daiwa Securities Group, Inc.	150,218	650
Denki Kagaku Kogyo Kabushiki Kaisha	52,096	93
DENSO Corp.	46,325	914
Dentsu, Inc.(a)	24,321	368
Dowa Mining Co. Ltd.(a)	30,713	114
East Japan Railway Co.	31,499	1,633
Eisai Co. Ltd.	27,244	793
Electric Power Development Co. Ltd.	15,738	464
Elpida Memory, Inc.*(a)	12,609	87
FANUC Ltd.	17,866	1,197
Fast Retailing Co. Ltd.	5,232	590
Fuji Electic Holdings Co. Ltd.	83,487	98
Fuji Photo Film Co. Ltd.	45,076	968
Fujitsu Ltd.	178,477	658
Fukuoka Financial Group, Inc.	96,887	293
Furukawa Electric Co. Ltd. (The)	82,536	232
Gunma Bank Ltd. (The)	52,922	283
Hankyu Hanshin Holdings, Inc.	145,718	658
Hirose Electric Co. Ltd.	4,164	398
Hitachi Chemical Co. Ltd.	13,519	161
Hitachi Construction Machinery Co. Ltd.(a)	13,055	167
Hitachi Ltd.	336,557	905
Hokkaido Electric Power Co., Inc.	22,990	460
Hokuhoku Financial Group, Inc.	135,245	245
Hokuriku Electric Power Co.	22,252	533
Honda Motor Co. Ltd.	160,651	3,758
Hoya Corp.	41,958	818
Ibiden Co. Ltd.	14,748	352
Inpex Holdings, Inc.	89	614
Isetan Mitsukoshi Holdings Ltd.	41,714	319
Ishikawajima-Harima Heavy Industries Co. Ltd.*	136,327	154
Isuzu Motors Ltd.	135,986	164
Itochu Techno-Solutions Corp.	147,098	710
J. Front Retailing Co. Ltd.	64,223	221
Japan Real Estate Investment Corp. REIT	44	336
Japan Retail Fund Investment Corp. REIT	44	167
Japan Steel Works Ltd. (The)	30,047	281
Japan Tobacco, Inc.	443	1,172
JFE Holdings, Inc.	51,477	1,116
JGC Corp.	20,743	234
Joyo Bank Ltd. (The)(a)	83,526	383
JS Group Corp.	31,689	354
JSR Corp.	17,790	206
Kajima Corp.	94,859	232
Kamigumi Co. Ltd.	31,408	208
Kaneka Corp.	33,382	163
Kansai Electric Power Co., Inc. (The)	75,495	1,632
Kansai Paint Co. Ltd.	31,150	172
Kao Corp.	52,490	1,018
Kawasaki Heavy Industries Ltd.(a)	166,214	329
Kawasaki Kisen Kaisha Ltd.	84,623	261
KDDI Corp.	288	1,344
Keihin Electric Express Railway Co. Ltd.(a)	42,378	305
Keio Electric Railway Co. Ltd.	62,692	355
Keyence Corp.	3,367	629
Kintetsu Corp.(a)	167,563	694
Kirin Holdings Co. Ltd.	72,923	768
Kobe Steel Ltd.	272,384	347
Komatsu Ltd.	85,928	929
Konami Corp.	11,478	171
Konica Minolta Holdings, Inc.	58,446	495
Kubota Corp.	104,475	565
Kuraray Co. Ltd.	36,476	308
Kurita Water Industries Ltd.	12,557	240
Kyocera Corp.	15,708	1,028
Kyowa Hakko Kogyo Co. Ltd.	21,027	176
Kyushu Electric Power Co., Inc.	39,869	890
Lawson, Inc.	8,466	349
Leopalace21 Corp.	16,778	99
Mabuchi Motor Co. Ltd.	4,204	169
Makita Corp.	13,652	303
Marubeni Corp.	167,314	516
MARUI Co. Ltd.	30,579	162
Matsushita Electric Industrial Co. Ltd.	183,298	1,980
Matsushita Electric Works Ltd.	42,049	304
Mazda Motor Corp.	117,615	195
Minebea Co. Ltd.	42,087	152
Mitisubishi Motors Corp.*(a)	394,606	498
Mitsubishi Chemical Holdings Corp.	115,495	392

See Notes to Financial Statements.

58

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Mitsubishi Corp.	133,339	1,731
Mitsubishi Electric Corp.	178,534	796
Mitsubishi Estate Co. Ltd.	115,792	1,289
Mitsubishi Gas Chemical Co., Inc.	42,319	180
Mitsubishi Heavy Industries Ltd.	326,112	982
Mitsubishi Logistics Corp.	20,961	202
Mitsubishi Materials Corp.	127,915	343
Mitsubishi Rayon Co. Ltd.(a)	52,736	101
Mitsubishi UFJ Financial Group, Inc.	1,082,272	5,205
Mitsui & Co. Ltd.	178,409	1,777
Mitsui Chemicals, Inc.	85,370	206
Mitsui Engineering & Shipbuilding Co. Ltd.(a)	93,996	156
Mitsui Fudosan Co. Ltd.	83,728	903
Mitsui Mining & Smelting Co. Ltd.	65,873	108
Mitsui O.S.K. Lines Ltd.	115,053	559
Mitsui Sumitomo Insurance Group Holdings, Inc.	37,876	871
Mitsui Trust Holdings, Inc.	116,446	353
Mizuho Financial Group, Inc.(a)	946,063	1,797
Murata Manufacturing Co. Ltd.	22,104	844
Namco Bandai Holdings, Inc.	26,250	261
NEC Corp.	209,256	558
NGK Insulators Ltd.	31,700	482
NGK Spark Plug Co. Ltd.	21,741	183
Nidec Corp.	12,735	566
Nikon Corp.	31,185	348
Nintendo Co. Ltd.	9,404	2,703
Nippon Building Fund, Inc.	66	564
Nippon Electric Glass Co. Ltd.	31,755	220
Nippon Express Co. Ltd.	93,043	290
Nippon Meat Packers, Inc.	21,245	220
Nippon Mining Holdings, Inc.	111,056	438
Nippon Oil Corp.	147,991	728
Nippon Paper Group, Inc.	10,369	250
Nippon Sheet Glass Co. Ltd.	62,410	153
Nippon Steel Corp.(a)	504,731	1,341
Nippon Telegraph & Telephone Corp.	50,588	1,907
Nippon Yusen Kabushiki Kaisha	137,084	522
NIPPONKOA Insurance Co. Ltd.(a)	73,651	421
Nissan Chemical Industries Ltd.	20,572	171
Nissan Motor Co. Ltd.	219,139	775
Nisshin Seifun Group, Inc.	20,417	217
Nisshin Steel Co. Ltd.	83,390	139
Nissin Food Products Co. Ltd.	9,393	275
Nitto Denko Corp.	16,758	339
NOK Corp.	15,673	133
Nomura Holdings, Inc.	166,745	834
Nomura Research Institute Ltd.	11,495	178
NSK Ltd.	41,631	159
NTN Corp.	41,946	117
NTT Data Corp.	155	418
NTT DoCoMo, Inc.	1,529	2,066
Obayashi Corp.	73,356	354
Odakyu Electric Railway Co. Ltd.	72,441	559
Oji Paper Co. Ltd.	92,704	375
Olympus Corp.(a)	20,772	332
OMRON Corp.	22,030	258
Ono Pharmaceutical Co. Ltd.	12,530	546
Onward Kashiyama Co. Ltd.	10,795	70
Oriental Land Co. Ltd.(a)	7,354	467
ORIX Corp.(a)	9,114	292
Osaka Gas Co. Ltd.	209,231	651
Promise Co. Ltd.(a)	7,670	120
Rakuten, Inc.(a)	665	317
Resona Holdings, Inc.(a)	50,343	666
Ricoh Co. Ltd.	62,620	736
ROHM Co. Ltd.	10,449	516
Sankyo Co. Ltd.	6,203	268
SANYO Electric Co. Ltd.*	211,815	312
SBI Holdings, Inc.	2,150	221
Secom Co. Ltd.	23,152	849
Sega Sammy Holdings, Inc.(a)	19,928	174
Seiko Epson Corp.	14,530	196
Sekisui Chemical Co. Ltd.	52,378	259
Sekisui House Ltd.	40,347	303
Seven & I Holdings Co. Ltd.	79,671	1,739
Sharp Corp.(a)	94,002	737
Shikoku Electric Power Co., Inc.	20,876	556
Shimamura Co. Ltd.	3,160	168
Shimano, Inc.(a)	8,490	254
Shimizu Corp.	62,532	258
Shin-Etsu Chemical Co. Ltd.	39,944	1,925
Shinsei Bank Ltd.	136,645	137
Shionogi & Co. Ltd.	31,369	534

See Notes to Financial Statements.

59

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Shiseido Co. Ltd.(a)	31,242	453
Shizuoka Bank Ltd. (The)	73,062	653
Showa Denko KK	115,035	141
Showa Shell Sekiyu KK	19,924	180
SMC Corp.	5,242	501
Softbank Corp.(a)	78,605	998
Sojitz Corp.	138,349	164
Sompo Japan Insurance, Inc.	93,816	479
Sony Corp.	98,846	1,995
Sony Financial Holdings, Inc.	110	292
Stanley Electric Co. Ltd.	19,953	221
Sumitomo Chemical Co. Ltd.	168,396	567
Sumitomo Corp.	112,572	959
Sumitomo Electric Industries Ltd.	72,303	600
Sumitomo Heavy Industries Ltd.	63,069	207
Sumitomo Metal Industries Ltd.	366,909	730
Sumitomo Metal Mining Co. Ltd.	52,235	497
Sumitomo Mitsui Financial Group, Inc.(a)	66,309	2,285
Sumitomo Realty & Development Co. Ltd.	41,963	459
Sumitomo Trust & Banking Co. Ltd. (The)	158,382	597
Suruga Bank Ltd.	31,587	259
Suzuken Co. Ltd.	9,450	246
Suzuki Motor Corp.	38,835	639
T&D Holdings, Inc.	20,537	489
Taiheiyo Cement Corp.	100,369	146
Taisei Corp.	93,982	179
Taisho Pharmaceutical Co. Ltd.	10,795	199
Takashimaya Co. Ltd.	29,849	170
Takeda Pharmaceutical Co. Ltd.	78,479	2,696
Takefuji Corp.(a)	15,095	70
TDK Corp.	14,770	545
Teijin Ltd.	84,019	181
Terumo Corp.	18,934	694
THK Co. Ltd.	13,121	175
Tobu Railway Co. Ltd.(a)	106,451	537
Toho Co. Ltd.	14,961	208
Tohoku Electric Power Co., Inc.	44,311	969
Tokio Marine Holdings, Inc.	65,041	1,574
Tokyo Electric Power Co., Inc. (The)	119,881	2,980
Tokyo Electron Ltd.	18,823	692
Tokyo Gas Co. Ltd.	231,568	807
Tokyu Corp.	127,197	530
Tokyu Land Corp.	62,723	171
TonenGeneral Sekiyu KK(a)	31,823	310
Toppan Printing Co. Ltd.	51,069	345
Toray Industries, Inc.(a)	148,187	591
Toshiba Corp.(a)	317,726	815
Tosoh Corp.	62,575	118
TOTO Ltd.	31,662	157
Toyo Seikan Kaisha Ltd.	16,804	243
Toyota Industries Corp.	15,598	330
Toyota Motor Corp.	268,176	8,454
Toyota Tsusho Corp.	26,370	252
Trend Micro, Inc.	10,402	291
Ube Industries Ltd.	127,587	229
Uni-Charm Corp.	5,342	324
UNY Co. Ltd.	21,245	165
Ushio, Inc.	15,102	211
USS Co. Ltd.	3,002	130
West Japan Railway Co.	155	489
Yahoo Japan Corp.(a)	1,529	400
Yakult Honsha Co. Ltd.(a)	12,158	215
Yamada Denki Co. Ltd.	10,132	395
Yamaha Corp.	17,780	172
Yamaha Motor Co. Ltd.	25,552	226
Yamato Transport Co. Ltd.	41,820	392
Yokogawa Electric Corp.	29,075	116

		156,167

Jersey (0.1%)
Shire Ltd.	42,915	531
United Business Media Ltd.	13,012	80

		611

Luxembourg (0.3%)
ArcelorMittal(a)	96,648	1,961
Millicom International Cellular SA	7,754	292
Reinet Investments SCA*	1,037	9

		2,262

Netherlands (2.8%)
Aegon NV	174,544	678
Akzo Nobel NV	30,723	1,163
ASML Holding NV(a)	62,045	1,100
Corio NV(a)	6,940	287
Fugro NV	10,263	327
Heineken Holding NV	12,258	298
Heineken NV	32,630	928

See Notes to Financial Statements.

60

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Netherlands—continued

ING Groep NV	237,676	1,310
Koninklijke (Royal) KPN NV	230,494	3,080
Koninklijke Ahold NV	165,633	1,815
Koninklijke DSM NV(a)	20,018	527
Randstad Holding NV	16,891	287
Reed Elsevier NV	92,725	993
Royal Philips Electronics NV(a)	122,872	1,808
SBM Offshore NV	24,915	332
SNS Reaal	22,468	79
TPG NV	47,216	808
Unilever NV	214,666	4,235
Wolters Kluwer NV	44,445	721

		20,776

New Zealand (0.5%)
Auckland International Airport Ltd.	706,777	689
Contact Energy Ltd.	202,895	662
Fletcher Building Ltd.	279,217	955
Sky City Entertainment Group Ltd.	337,162	540
Telecom Corp. of New Zealand Ltd.	918,008	1,194

		4,040

Norway (1.1%)
Aker Kvaerner ASA(a)	27,244	176
DnB NOR ASA	113,238	510
Norske Skogindustrier ASA	102,863	389
Orkla ASA	144,791	996
Renewable Energy Corp. ASA*(a)	25,606	222
SeaDrill Ltd.(a)	58,782	572
StatoilHydro ASA(a)	214,898	3,804
Telenor ASA	136,917	785
Yara International ASA	32,573	714

		8,168

Portugal (1.1%)
Banco Comercial Portugues SA*	1,001,667	822
Banco Espirito Santo SA	98,156	382
Brisa-Auto-estradas de Portugal SA	132,249	914
CIMPOR-Cimentos de Portugal, SGPS, SA	119,480	595
Energias de Portugal SA	752,065	2,610
Portugal Telecom SGPS SA	265,717	2,058
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	76,405	407

		7,788

Singapore (0.7%)
Capitaland Ltd.	204,273	313
City Developments Ltd.(a)	42,171	142
DBS Group Holdings Ltd.	141,908	789
Jardine Cycle & Carriage Ltd.	22,000	171
Keppel Corp. Ltd.	93,608	309
Oversea-Chinese Banking Corp. Ltd.	208,419	663
Singapore Airlines Ltd.	50,665	333
Singapore Exchange Ltd.(a)	71,850	241
Singapore Press Holdings Ltd.	115,515	192
Singapore Telecommunications Ltd.(a)	606,460	1,009
United Overseas Bank Ltd.	104,946	671
UOL Group Ltd.	52,360	64

		4,897

Spain (6.4%)
Abertis Infraestructuras SA	46,680	730
Acciona SA(a)	5,031	518
Acerinox SA(a)	25,558	297
Actividades de Construccion y Servicios SA (ACS)(a)	31,323	1,300
Banco Bilbao Vizcaya Argentaria SA(a)	525,804	4,268
Banco de Sabadell SA(a)	174,056	874
Banco Popular Espanol SA(a)	144,020	913
Banco Santander Central Hispano SA	1,307,441	9,014
Bankinter SA(a)	46,839	496
Cintra Concesiones de Infraestructuras de Transporte SA(a)	37,240	167
Corporacion Mapfre	110,392	242
Criteria Caixacorp SA	138,256	446
Enagas	36,686	520
Fomento de Construcciones y Contratas SA(a)	6,583	201
Gamesa Corporacion Tecnologica SA	28,418	365
Gas Natural SDG SA(a)	21,524	294
Grifols SA	23,297	336

See Notes to Financial Statements.

61

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Spain—continued

Grupo Ferrovial SA(a)	10,108	216
Iberdrola Renovables*	175,275	726
Iberdrola SA	563,045	3,949
Iberia Lineas Aereas de Espana SA	99,372	209
Indra Sistemas SA	20,581	397
Industria de Diseno Textil SA	37,409	1,458
Red Electrica Corporacion	21,901	855
Repsol YPF SA	125,909	2,179
Sacyr Vallehermoso Group SA(a)	13,618	105
Telefonica SA(a)	675,255	13,473
Union Fenosa SA	64,196	1,535
Zardoya Otis SA(a)	25,758	471

		46,554

Sweden (1.7%)
Alfa Laval AB(a)	36,924	280
ASSA ABLOY AB, Ser B(a)	31,013	291
Atlas Copco AB, Cl A	56,640	426
Atlas Copco AB, Cl B(a)	29,417	201
Electrolux AB, Ser B(a)	29,862	234
Getinge AB, Cl B(a)	24,138	234
H&M Hennes & Mauritz AB(a)	42,434	1,596
Husqvarna AB, Cl B(a)	20,335	82
Investor AB, Cl B(a)	39,876	506
Lundin Petroleum AB*(a)	23,005	125
Modern Times Group MTG AB, Cl B	4,446	76
Nordea Bank AB(a)	177,976	888
Sandvik AB(a)	92,672	531
Scania AB(a)	26,226	214
Securitas AB, Cl B(a)	36,789	269
Skandinaviska Enskilda Banken AB(a)	44,107	139
Skanska AB, Cl B(a)	39,869	345
SKF AB, Cl B(a)	38,477	334
SSAB Svenskt Stal AB, Ser A(a)	18,899	161
Svenska Cellulosa AB, Cl B(a)	37,329	284
Svenska Handelsbanken AB, Cl A(a)	39,849	565
Swedbank AB, Cl A(a)	35,966	120
Swedish Match AB	29,918	433
Tele2 AB, Cl B(a)	33,544	284
Telefonaktiebolaget LM Ericsson	276,700	2,273
TeliaSonera AB(a)	183,240	883
Volvo AB, Cl B(a)	87,998	468

		12,242

Switzerland (2.1%)
ABB Ltd.	68,540	957
Adecco SA	3,724	116
Compagnie Financiere Richemont SA, Cl A	17,512	274
Credit Suisse Group	34,802	1,060
Holcim Ltd.	7,302	260
Julius Baer Holding AG	7,910	195
Nestle SA	113,473	3,837
Nobel Biocare Holding AG	4,921	84
Novartis AG	74,592	2,824
Roche Holding AG	21,524	2,955
STMicroelectronics NV	88,868	447
Swiss Re	11,598	190
Swisscom AG	900	253
Syngenta AG	3,302	666
UBS AG*	93,526	879
Zurich Financial Services AG	4,278	677

		15,674

United Kingdom (11.1%)
3i Group PLC	20,593	80
AMEC PLC	22,002	168
Anglo American PLC	76,809	1,307
Antofagasta PLC	28,928	209
Associated British Foods PLC	24,760	227
AstraZeneca PLC	90,131	3,169
Aviva PLC	131,074	407
BAE Systems PLC	212,405	1,019
Barclays PLC	460,966	979
BG Group PLC	212,583	3,217
BHP Billiton PLC	133,335	2,649
BP PLC	1,153,667	7,804
British American Tobacco PLC	115,424	2,671
British Land Co. PLC (The)	60,871	315
British Sky Broadcasting Group PLC	73,772	459
BT Group PLC	448,153	503
Bunzl PLC	25,811	202
Burberry Group PLC	22,876	92
Cable & Wireless PLC	183,965	368
Cadbury PLC	90,257	682
Cairn Energy PLC*	8,490	265
Capita Group PLC	47,947	467
Carnival PLC	12,169	277
Centrica PLC	328,605	1,074

See Notes to Financial Statements.

62

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

Compass Group PLC	125,621	575
CRH PLC	22,295	485
Daily Mail & General Trust PLC	15,251	51
Diageo PLC	149,960	1,692
Eurasian Natural Resources Corp.	18,443	119
Experian PLC	68,939	432
FirstGroup PLC	31,832	122
Friends Provident PLC	161,322	160
G4S PLC	93,168	259
GlaxoSmithKline PLC	317,123	4,947
Hammerson PLC(a)	56,082	205
Hays PLC	75,368	79
Home Retail Group PLC	67,382	217
HSBC Holdings PLC	725,996	4,114
ICAP PLC	36,575	160
Imperial Tobacco Group PLC	62,843	1,413
InterContinental Hotels Group PLC	17,999	137
International Power PLC	100,858	305
Invensys PLC*	51,028	122
ITV PLC	200,457	55
J Sainsbury PLC	70,979	319
Johnson Matthey PLC	14,630	221
Kazakhmys PLC	13,100	70
Kingfisher PLC	160,091	344
Land Securities Group PLC	30,835	193
Legal & General Group PLC	252,639	156
Liberty International PLC(a)	13,100	73
Lloyds Banking Group PLC	549,634	557
Lonmin PLC	8,312	170
Man Group PLC	104,008	326
Man Group PLC — Deferred Shares*(c)	88,581	—
Marks & Spencer Group PLC	105,330	447
National Grid PLC	148,098	1,138
Next PLC	15,222	289
Old Mutual PLC	269,109	200
Pearson PLC	61,270	617
Prudential PLC	134,355	650
Reckitt Benckiser Group PLC	37,262	1,400
Reed Elsevier PLC	80,964	582
Rexam PLC	32,430	126
Rio Tinto PLC	61,026	2,057
Rolls-Royce PLC	120,389	508
Royal Bank of Scotland Group PLC (The)*	1,192,615	419
Royal Dutch Shell PLC, Cl A	218,435	4,923
Royal Dutch Shell PLC, Cl B	166,098	3,648
RSA Insurance Group PLC	207,839	388
SABMiller PLC	58,951	877
Sage Group PLC (The)	103,740	252
Scottish & Southern Energy PLC	57,767	919
Segro PLC	22,410	7
Severn Trent PLC	18,611	264
Smith & Nephew PLC	58,964	365
Smiths Group PLC	25,536	245
Standard Chartered PLC	117,929	1,466
Standard Life PLC	155,702	371
Tate & Lyle PLC	32,652	122
Tesco PLC	478,810	2,290
Thomson Reuters PLC	13,898	311
Tomkins PLC	71,710	125
Tullow Oil PLC	58,432	673
Unilever PLC	78,626	1,487
United Utilities Group PLC	52,358	363
Vedanta Resources PLC	9,243	90
Vodafone Group PLC	3,175,356	5,593
Whitbread PLC	10,307	116
William Morrison Supermarkets PLC	152,731	560
Wolseley PLC*	44,023	146
WPP PLC	70,290	396
Xstrata PLC	122,650	821

		81,939

Total Foreign Common Stocks		664,028

Foreign Preferred Stocks (0.7%)
Germany (0.6%)
Fresenius AG, 1.510%	16,381	750
Fresenius Medical Care AG, 1.230%	36,841	1,431
Porsche AG, 5.000%(a)	15,836	759
RWE AG, 1.750%	6,140	388
Volkswagen AG, 1.210%	18,310	1,054

		4,382

Italy (0.1%)
Compagnia Assicuratrice Unipol SpA, 0.125%	237,986	140

Total Foreign Preferred Stocks		4,522

Exchange Traded Funds (5.3%)
iShares MSCI EAFE Index Fund(a)	711,465	26,744
iShares MSCI Germany Index Fund(a)	318,993	4,772
iShares MSCI Italy Index Fund	175,500	2,218

See Notes to Financial Statements.

63

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

International Equity Index Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Exchange Traded Funds—continued

iShares MSCI Japan Index Fund(a)	366,374	2,898
iShares MSCI Spain Index Fund(a)	74,974	2,252

Total Exchange Traded Funds		38,884

Rights — Foreign (0.1%)
Australia (0.0%)
Fairfax Media Ltd.(b)	70,257	—

Belgium (0.0%)
Fortis(a)(b)	246,479	—

Japan (0.0%)
Dowa Mining Rights(c)(d)(e)	500	—

Portugal (0.0%)
Banco Espirito Santo SA	98,156	157

Spain (0.0%)
Mapfre SA(a)	110,392	1

Sweden (0.1%)
Nordea Bank AB(a)	1,957,736	224

United Kingdom (0.0%)
Royal Bank of Scotland Group PLC (The)(b)	511,120	—
Segro PLC	268,920	18

		18

Total Rights — Foreign		400

Short-Term Investments (19.9%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(f)	12,078,627	12,079
RidgeWorth Funds Securities Lending Joint Account(g)(h)	133,571	133,571

Total Short-Term Investments		145,650

Total Investments (Cost $986,193)(i) — 116.7%		853,484
Liabilities in excess of other assets — (16.7)%		(121,850)

Net Assets — 100.0%		$731,634

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $127,282.

(b)	Market value is zero.

(c)	Valued at fair value using methods determined by Board. Fair valued securities held by the Fund represent 0.00% of net assets as of March 31, 2009.

(d)	Fair value is zero.

(e)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

					Percent of
Issue	Acquisition	Cost		Value	Net Assets
Description	Date	($)	Shares	($)	(%)
Dowa Mining Rights	5/18/2007	—	500	—	—

(f)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(g)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(h)	Affiliate investment.

(i)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

PPS	— Partially Protected Shares

REIT	— Real Estate Investment Trust

The investment concentrations for the International Equity Index Fund as a percentage of net assets, by sector, as of March 31, 2009, were as follows:

Short-Term Investments	19.9%
Financials	19.5
Industrials	11.1
Consumer Discretionary	10.2
Energy	8.4
Utilities	8.2
Materials	8.1
Telecommunication Services	7.6
Consumer Staples	7.3
Health Care	5.8
Exchange Traded Funds	5.3
Information Technology	4.9
Transportation	0.4

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

64

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (95.4%)
Consumer Discretionary (7.6%)
Burger King Holdings, Inc.(a)	192,000	4,406
Home Depot, Inc. (The)(a)	253,000	5,961
Johnson Controls, Inc.(a)	189,000	2,268
McDonald’s Corp.	84,000	4,584
Target Corp.(a)	170,000	5,846
Time Warner, Inc.	132,333	2,554
Walt Disney Co. (The)	270,000	4,903

		30,522

Consumer Staples (12.4%)
Cadbury PLC SP ADR	148,000	4,484
Campbell Soup Co.(a)	139,000	3,803
CVS Caremark Corp.	212,000	5,828
Dr Pepper Snapple Group, Inc.*	282,000	4,769
Kellogg Co.	108,000	3,956
Kraft Foods, Inc.(a)	214,000	4,770
PepsiCo, Inc.	124,000	6,384
Philip Morris International, Inc.	149,000	5,301
Procter & Gamble Co. (The)	96,000	4,521
Wal-Mart Stores, Inc.	110,000	5,731

		49,547

Energy (12.3%)
Anadarko Petroleum Corp.	145,000	5,639
Cameron International Corp.*	127,000	2,785
Chevron Corp.	189,000	12,708
Devon Energy Corp.	96,000	4,290
Exxon Mobil Corp.(a)	195,000	13,280
Halliburton Co.(a)	325,000	5,028
Marathon Oil Corp.	205,000	5,389

		49,119

Financials (12.0%)
Berkshire Hathaway, Inc., Cl B*(a)	2,800	7,896
Goldman Sachs Group, Inc. (The)(a)	28,000	2,968
Invesco Ltd.	331,000	4,588
JPMorgan Chase & Co.	338,000	8,984
MetLife, Inc.(a)	206,000	4,691
NASDAQ OMX Group, Inc. (The)*(a)	136,000	2,663
PNC Financial Services Group, Inc.	67,257	1,970
State Street Corp.	136,000	4,186
Travelers Cos., Inc. (The)	167,000	6,787
Wells Fargo & Co.(a)	242,000	3,446

		48,179

Health Care (12.7%)
Amgen, Inc.*	108,000	5,348
Bristol-Myers Squibb Co.	291,000	6,379
C.R. Bard, Inc.	28,000	2,232
Covidien Ltd.	99,000	3,291
Express Scripts, Inc.*(a)	87,000	4,017
Johnson & Johnson	108,000	5,681
Medtronic, Inc.	164,000	4,833
Pfizer, Inc.	356,000	4,849
Teva Pharmaceutical Industries Ltd. ADR	127,000	5,721
Thermo Fisher Scientific, Inc.*	133,000	4,744
UnitedHealth Group, Inc.	167,000	3,495

		50,590

Industrials (9.2%)
Cooper Industries Ltd., Cl A	74,000	1,914
Danaher Corp.(a)	93,000	5,043
Eaton Corp.	105,000	3,870
Emerson Electric Co.	198,000	5,659
General Electric Co.	192,000	1,941
Goodrich Corp.	133,000	5,039
Raytheon Co.	96,000	3,738
Tyco International Ltd.(a)	183,000	3,580
United Technologies Corp.	139,000	5,974

		36,758

Information Technology (19.9%)
Accenture Ltd., Cl A(a)	177,000	4,866
Adobe Systems, Inc.*(a)	198,000	4,235
Agilent Technologies, Inc.*	289,000	4,442
Altera Corp.(a)	282,000	4,949
BMC Software, Inc.*	59,000	1,947
Cisco Systems, Inc.*	446,000	7,480
Google, Inc., Cl A*(a)	22,000	7,657
Intel Corp.(a)	345,000	5,192
International Business Machines Corp.	64,000	6,201
Microsoft Corp.	390,000	7,164
Oracle Corp.*(a)	418,000	7,553
QUALCOMM, Inc.(a)	195,000	7,588
Symantec Corp.*(a)	400,000	5,976

See Notes to Financial Statements.

65

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Information Technology—continued

Western Union Co.	338,000	4,249

		79,499

Materials (3.6%)
Barrick Gold Corp.	160,000	5,187
Freeport-McMoRan Copper & Gold, Inc.(a)	75,000	2,858
Praxair, Inc.(a)	93,000	6,258

		14,303

Telecommunication Services (3.4%)
AT&T, Inc.	437,000	11,012
Telephone & Data Systems, Inc.	105,000	2,784

		13,796

Utilities (2.3%)
Edison International	220,000	6,338
NRG Energy, Inc.*	156,000	2,746

		9,084

Total Common Stocks		381,397

Exchange Traded Fund (0.6%)
Financial Select Sector SPDR Fund(a)	251,000	2,211

Total Exchange Traded Fund		2,211

Short-Term Investment (22.3%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	89,356	89,356

Total Short-Term Investment		89,356

Money Market Fund (3.2%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	12,884,138	12,884

Total Money Market Fund		12,884

Total Investments (Cost $525,478)(d) — 121.5%		485,848
Liabilities in excess of other assets — (21.5)%		(85,985)

Net Assets — 100.0%		$399,863

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $87,041.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

66

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.2%)
Consumer Discretionary (12.0%)
Apollo Group, Inc., Cl A*(a)	50,800	3,979
Best Buy Co., Inc.(a)	242,700	9,213
DIRECTV Group, Inc. (The)*(a)	316,400	7,211
Kohl’s Corp.*(a)	146,100	6,183
Lowe’s Cos., Inc.	392,600	7,165
McDonald’s Corp.	216,250	11,801
NIKE, Inc., Cl B(a)	106,450	4,991
O’Reilly Automotive, Inc.*	72,200	2,527
Target Corp.(a)	159,811	5,496

		58,566

Consumer Staples (13.9%)
Colgate-Palmolive Co.(a)	140,421	8,282
Costco Wholesale Corp.	146,195	6,772
CVS Caremark Corp.	271,200	7,455
General Mills, Inc.	38,600	1,925
Kroger Co. (The)(a)	120,100	2,549
PepsiCo, Inc.	252,754	13,012
Philip Morris International, Inc.	313,800	11,165
TJX Cos., Inc. (The)(a)	157,700	4,043
Wal-Mart Stores, Inc.	244,900	12,759

		67,962

Energy (8.3%)
Cameron International Corp.*(a)	220,500	4,836
Exxon Mobil Corp.(a)	149,090	10,153
Occidental Petroleum Corp.(a)	190,000	10,574
Schlumberger Ltd.(a)	117,162	4,759
Southwestern Energy Co.*	154,500	4,587
Transocean Ltd.*	97,252	5,722

		40,631

Financials (4.1%)
Charles Schwab Corp. (The)(a)	454,000	7,037
Morgan Stanley	103,200	2,350
Northern Trust Corp.	57,400	3,434
Visa, Inc., Cl A(a)	133,716	7,434

		20,255

Health Care (13.7%)
Allergan, Inc.	157,875	7,540
Amgen, Inc.*	118,100	5,848
Baxter International, Inc.	230,968	11,830
Becton, Dickinson & Co.	131,600	8,849
Covance, Inc.*	47,060	1,677
Express Scripts, Inc.*(a)	164,980	7,617
Gilead Sciences, Inc.*(a)	295,975	13,710
Intuitive Surgical, Inc.*(a)	35,900	3,423
Thermo Fisher Scientific, Inc.*	177,800	6,342

		66,836

Industrials (8.9%)
Caterpillar, Inc.(a)	97,500	2,726
Emerson Electric Co.	239,479	6,844
First Solar, Inc.*(a)	26,900	3,570
Honeywell International, Inc.	218,471	6,087
Illinois Tool Works, Inc.(a)	108,300	3,341
Raytheon Co.	154,749	6,026
Union Pacific Corp.	164,400	6,758
United Parcel Service, Inc., Cl B	81,500	4,011
Waste Management, Inc.(a)	162,300	4,155

		43,518

Information Technology (30.8%)
Adobe Systems, Inc.*(a)	288,975	6,181
Analog Devices, Inc.	167,000	3,218
Apple, Inc.*(a)	132,695	13,949
Baidu, Inc. ADR*(a)	23,600	4,168
Cisco Systems, Inc.*	535,018	8,972
EMC Corp.*(a)	592,000	6,749
Google, Inc., Cl A*(a)	46,953	16,342
Hewlett-Packard Co.(a)	215,879	6,921
Intel Corp.(a)	824,030	12,402
International Business Machines Corp.	171,512	16,618
Juniper Networks, Inc.*(a)	197,200	2,970
McAfee, Inc.*(a)	178,900	5,993
Microsoft Corp.(a)	860,322	15,804
Oracle Corp.*(a)	851,333	15,384
QUALCOMM, Inc.(a)	382,500	14,883

		150,554

Materials (4.0%)
Monsanto Co.(a)	125,500	10,429
Praxair, Inc.	136,705	9,199

		19,628

Transportation (0.5%)
J.B. Hunt Transport Services, Inc.(a)	98,700	2,380

Total Common Stocks		470,330

See Notes to Financial Statements.

67

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investment (28.0%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	136,846	136,846

Total Short-Term Investment		136,846

Money Market Fund (3.7%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	18,021,623	18,022

Total Money Market Fund		18,022

Total Investments (Cost $668,866)(d) — 127.9%		625,198
Liabilities in excess of other assets — (27.9)%		(136,365)

Net Assets — 100.0%		$488,833

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $133,378.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

68

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.3%)
Consumer Discretionary (10.6%)
Advance Auto Parts, Inc.	4,762	196
Apollo Group, Inc., Cl A*	3,227	253
Ball Corp.	8,256	358
Comcast Corp., Cl A	35,357	482
D.R. Horton, Inc.	23,504	228
Darden Restaurants, Inc.	7,774	266
Family Dollar Stores, Inc.	7,294	243
Gap, Inc. (The)	20,234	263
H&R Block, Inc.	11,899	216
Interpublic Group of Cos., Inc.*	51,154	211
ITT Educational Services, Inc.*	1,606	195
Liberty Media Corp.- Entertainment, Ser A*	10,314	206
McDonald’s Corp.	11,778	643
Pitney Bowes, Inc.	17,352	405
Polo Ralph Lauren Corp.	5,679	240
Priceline.com, Inc.*	2,075	164
Pulte Homes, Inc.	21,863	239
Ross Stores, Inc.	5,912	212
SAIC, Inc.*	25,320	473

		5,493

Consumer Staples (13.0%)
Archer-Daniels-Midland Co.	28,403	789
Brown-Forman Corp., Cl B	14,585	566
Dean Foods Co.*	30,496	552
Dollar Tree, Inc.*	4,374	195
H.J. Heinz Co.	20,934	692
Hershey Co. (The)	18,913	657
Lorillard, Inc.	11,964	739
Procter & Gamble Co. (The)	22,560	1,062
Safeway, Inc.	35,603	719
SYSCO Corp.	32,899	750

		6,721

Energy (11.9%)
Anadarko Petroleum Corp.	14,193	552
Axis Capital Holdings Ltd.	10,572	238
Chevron Corp.	15,454	1,039
Exxon Mobil Corp.	38,572	2,627
FMC Technologies, Inc.*	13,718	430
Noble Corp.	16,988	409
Sunoco, Inc.	12,029	319
Tesoro Corp.	26,069	351
UGI Corp.	9,020	213

		6,178

Financials (9.6%)
AFLAC, Inc.	17,716	343
Annaly Capital Management, Inc. REIT	17,284	240
Arch Capital Group Ltd.*	4,289	231
Assurant, Inc.	12,842	280
Cincinnati Financial Corp.	12,423	284
Everest Re Group Ltd.	3,591	254
Federated Investors, Inc., Cl B	13,569	302
Fidelity National Financial, Inc., Cl A	13,944	272
First Horizon National Corp.	28,337	304
Morgan Stanley	20,649	470
New York Community Bancorp, Inc.	24,484	274
Northern Trust Corp.	5,876	352
Plum Creek Timber Co., Inc.	10,534	306
Public Storage REIT	5,435	300
Torchmark Corp.	12,305	323
Travelers Cos., Inc. (The)	10,783	438

		4,973

Health Care (16.5%)
AmerisourceBergen Corp.	15,630	510
Amgen, Inc.*	17,219	853
Biogen Idec, Inc.*	12,259	643
Forest Laboratories, Inc.*	24,139	530
Johnson & Johnson	30,292	1,594
McKesson Corp.	13,209	463
Mylan, Inc.*	40,259	540
Omnicare, Inc.	19,992	490
Pharmaceutical Product Development, Inc.	19,488	462
Quest Diagnostics, Inc.	11,031	524
ResMed, Inc.*	12,974	458
Schering-Plough Corp.	39,141	922
Watson Pharmaceuticals, Inc.*	18,209	566

		8,555

Industrials (7.3%)
Equifax, Inc.	15,119	370
Flowserve Corp.	6,815	382
Fluor Corp.	10,988	380
General Dynamics Corp.	10,066	419
Goodrich Corp.	10,111	383
ITT Corp.	9,766	376
Jacobs Engineering Group, Inc.*	10,599	410
L-3 Communications Holdings, Inc.	5,490	372

See Notes to Financial Statements.

69

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Quantitative Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

Pall Corp.	14,064	287
URS Corp.*	10,458	422

		3,801

Information Technology (18.2%)
Accenture Ltd., Cl A	16,349	449
Automatic Data Processing, Inc.	17,658	621
BMC Software, Inc.*	17,007	561
CA, Inc.	30,029	529
Computer Sciences Corp.*	14,485	534
Compuware Corp.*	82,625	544
Dun & Bradstreet Corp. (The)	4,487	345
EMC Corp.*	60,705	692
Hewitt Associates, Inc., Cl A*	16,326	486
IHS, Inc., Cl A*	8,590	354
International Business Machines Corp.	15,318	1,484
Lender Processing Services, Inc.	17,464	535
Marvel Technology Group Ltd.*	63,704	584
QLogic Corp.*	51,725	575
Red Hat, Inc.*	33,814	603
Synopsys, Inc.*	25,432	527

		9,423

Materials (3.6%)
CF Industries Holdings, Inc.	5,417	385
FMC Corp.	7,984	344
Pactiv Corp.*	23,546	344
Peabody Energy Corp.	18,369	460
Terra Industries, Inc.	12,505	351

		1,884

Telecommunication Services (4.0%)
American Tower Corp., Cl A*	5,383	164
AT&T, Inc.	47,505	1,197
Verizon Communications, Inc.	23,906	722

		2,083

Transportation (0.8%)
Norfolk Southern Corp.	12,750	430

Utilities (3.8%)
CMS Energy Corp.	20,810	246
DPL, Inc.	10,258	231
Exelon Corp.	9,505	432
NRG Energy, Inc.*	11,269	198
NSTAR	6,801	217
PG&E Corp.	8,215	314
Sempra Energy	7,152	331

		1,969

Total Common Stocks		51,510

Money Market Fund (0.7%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	375,549	376

Total Money Market Fund		376

Total Investments (Cost $54,082)(b) — 100.0%		51,886
Other assets in excess of liabilities — 0.0%		16

Net Assets — 100.0%		$51,902

*	Non-income producing security.

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

70

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (93.4%)
Consumer Discretionary (7.5%)
Home Depot, Inc. (The)(a)	875,150	20,619
J.C. Penney Co., Inc.(a)	880,500	17,672
Lowe’s Cos., Inc.	522,750	9,540
Mattel, Inc.	1,361,750	15,701
Time Warner Cable, Inc.	139,999	3,472
Time Warner, Inc.(a)	557,744	10,764

		77,768

Consumer Staples (13.2%)
Campbell Soup Co.(a)	712,650	19,498
Colgate-Palmolive Co.	201,000	11,855
ConAgra Foods, Inc.(a)	1,254,900	21,170
CVS Caremark Corp.(a)	447,600	12,305
Estee Lauder Cos., Inc., Cl A (The)(a)	425,200	10,481
Molson Coors Brewing Co., Cl B(a)	307,950	10,557
PepsiCo, Inc.(a)	379,800	19,552
Procter & Gamble Co. (The)	247,550	11,657
Sara Lee Corp.(a)	2,482,350	20,057

		137,132

Energy (15.2%)
Chevron Corp.(a)	394,750	26,543
ConocoPhillips(a)	397,957	15,584
Devon Energy Corp.	474,900	21,223
Exxon Mobil Corp.(a)	430,000	29,283
Marathon Oil Corp.	763,600	20,075
Talisman Energy, Inc.	1,714,200	17,999
Tidewater, Inc.(a)	156,331	5,805
XTO Energy, Inc.	693,200	21,226

		157,738

Financials (14.0%)
Charles Schwab Corp. (The)(a)	1,567,500	24,296
Franklin Resources, Inc.(a)	684,200	36,858
JPMorgan Chase & Co.(a)	1,591,516	42,302
Morgan Stanley(a)	512,900	11,679
Travelers Cos., Inc. (The)	745,350	30,291

		145,426

Health Care (8.6%)
Beckman Coulter, Inc.(a)	215,900	11,013
Bristol-Myers Squibb Co.(a)	468,500	10,270
Cardinal Health, Inc.	278,213	8,758
Johnson & Johnson(a)	457,500	24,064
Merck & Co., Inc.	710,150	18,997
Wyeth	387,800	16,691

		89,793

Industrials (11.3%)
3M Co.(a)	447,200	22,235
Cummins, Inc.	620,000	15,779
Emerson Electric Co.	540,904	15,459
Parker Hannifin Corp.(a)	477,750	16,234
Southwest Airlines Co.(a)	1,462,100	9,255
United Parcel Service, Inc., Cl B(a)	377,750	18,593
United Technologies Corp.(a)	471,450	20,263

		117,818

Information Technology (8.3%)
Harris Corp.	543,296	15,723
Intel Corp.(a)	1,200,650	18,070
Microsoft Corp.	1,047,850	19,249
Nokia Corp. ADR(a)	814,250	9,502
Texas Instruments, Inc.(a)	1,088,050	17,964
Tyco Electronics Ltd.(a)	558,500	6,166

		86,674

Materials (5.7%)
Air Products & Chemicals, Inc.(a)	260,800	14,670
E.I. du Pont de Nemours & Co.(a)	491,950	10,985
Ecolab, Inc.	411,100	14,277
PPG Industries, Inc.(a)	294,000	10,849
Sonoco Products Co.	376,032	7,889

		58,670

Telecommunication Services (5.2%)
AT&T, Inc.(a)	1,073,450	27,051
Verizon Communications, Inc.(a)	884,260	26,704

		53,755

Utilities (4.4%)
Edison International	363,500	10,472
Entergy Corp.	147,100	10,016
Public Service Enterprise Group, Inc.	354,750	10,455

See Notes to Financial Statements.

71

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Large Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Utilities—continued

Questar Corp.	483,764	14,237

		45,180

Total Common Stocks		969,954

Short-Term Investment (23.5%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	243,940	243,940

Total Short-Term Investment		243,940

Money Market Fund (6.9%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	71,339,961	71,340

Total Money Market Fund		71,340

Total Investments (Cost $1,434,400)(d) — 123.8%		1,285,234
Liabilities in excess of other assets — (23.8)%		(246,831)

Net Assets — 100.0%		$1,038,403

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $236,305.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

72

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Mid-Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.7%)
Consumer Discretionary (16.0%)
Advance Auto Parts, Inc.(a)	29,330	1,205
American Eagle Outfitters, Inc.(a)	91,045	1,114
BorgWarner, Inc.(a)	29,054	590
Burger King Holdings, Inc.	49,055	1,126
Darden Restaurants, Inc.(a)	31,990	1,096
J. Crew Group, Inc.*(a)	72,675	958
Jack in the Box, Inc.*(a)	52,435	1,221
Liberty Media Corp.- Entertainment, Ser A*	26,359	526
Mattel, Inc.	66,117	762
McGraw-Hill Cos., Inc. (The)	15,475	354
Mohawk Industries, Inc.*(a)	24,710	738
Nordstrom, Inc.(a)	47,798	801
Omnicom Group, Inc.(a)	28,555	668
Ross Stores, Inc.(a)	28,740	1,031
Scripps Networks Interactive, Inc., Cl A(a)	36,640	825

		13,015

Consumer Staples (7.5%)
Cadbury PLC SP ADR	23,720	719
Campbell Soup Co.	17,025	466
Church & Dwight Co., Inc.(a)	21,613	1,129
Clorox Co. (The)(a)	20,532	1,057
Dr Pepper Snapple Group, Inc.*	64,570	1,092
J. M. Smucker Co. (The)	25,835	963
Lorillard, Inc.	10,520	649

		6,075

Energy (8.1%)
Anadarko Petroleum Corp.	22,060	858
Arch Coal, Inc.	26,870	359
Cameron International Corp.*	39,883	875
Cimarex Energy Co.(a)	23,755	437
Core Laboratories NV	10,082	737
Diamond Offshore Drilling, Inc.(a)	12,315	774
Murphy Oil Corp.	18,910	847
Noble Energy, Inc.	24,135	1,300
Spectra Energy Corp.	27,505	389

		6,576

Financials (13.9%)
Ameriprise Financial, Inc.	21,440	439
Arch Capital Group Ltd.*(a)	15,510	835
Discover Financial Services(a)	103,450	653
Equity Residential REIT	16,225	298
HCP, Inc. REIT(a)	13,640	244
Hudson City Bancorp, Inc.	40,495	473
Invesco Ltd.	71,205	987
Jones Lang LaSalle, Inc.(a)	18,995	442
M&T Bank Corp.(a)	19,152	866
Markel Corp.*	2,994	850
NASDAQ OMX Group, Inc. (The)*	28,735	563
Northern Trust Corp.	16,840	1,007
Progressive Corp. (The)*	49,080	660
Public Storage REIT(a)	5,815	321
Raymond James Financial, Inc.(a)	40,275	793
SL Green Realty Corp. REIT(a)	19,225	208
StanCorp Financial Group, Inc.	26,835	611
T. Rowe Price Group, Inc.(a)	29,385	848
Weingarten Realty Investors REIT(a)	19,210	183

		11,281

Health Care (9.1%)
Becton, Dickinson & Co.	9,360	629
C.R. Bard, Inc.	11,440	912
Cephalon, Inc.*(a)	15,685	1,068
Endo Pharmaceuticals Holdings, Inc.*(a)	42,970	760
Express Scripts, Inc.*(a)	21,050	972
Laboratory Corp. of America Holdings*(a)	19,045	1,114
Thermo Fisher Scientific, Inc.*	27,752	990
Universal Health Services, Inc., Cl B	24,710	947

		7,392

Industrials (10.8%)
Cooper Industries Ltd., Cl A	13,205	341
Copart, Inc.*(a)	36,412	1,080
CSX Corp.	19,797	512
Curtiss-Wright Corp.(a)	33,148	930
Dover Corp.(a)	33,624	887
Eaton Corp.	26,693	984
Fluor Corp.(a)	13,085	452
Goodrich Corp.	26,958	1,021
L-3 Communications Holdings, Inc.	14,778	1,002

See Notes to Financial Statements.

73

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Mid-Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

PACCAR, Inc.	22,771	587
Rockwell Automation, Inc.(a)	42,157	921

		8,717

Information Technology (16.6%)
Adobe Systems, Inc.*	37,847	810
Agilent Technologies, Inc.*	52,095	801
Altera Corp.(a)	52,560	922
Amdocs Ltd.*	45,540	843
Analog Devices, Inc.	29,880	576
BMC Software, Inc.*	46,546	1,535
Harris Corp.	30,605	886
Juniper Networks, Inc.*(a)	68,140	1,026
NCR Corp.*	67,041	533
Polycom, Inc.*(a)	50,575	778
Sybase, Inc.*(a)	47,170	1,429
Symantec Corp.*(a)	73,590	1,099
Teradata Corp.*	56,322	914
Western Union Co.	45,790	576
Xilinx, Inc.(a)	39,000	747

		13,475

Materials (5.1%)
Air Products & Chemicals, Inc.	18,055	1,015
Albemarle Corp.(a)	45,334	987
FMC Corp.	21,457	926
Packaging Corp. of America	41,427	539
Steel Dynamics, Inc.(a)	72,041	635

		4,102

Telecommunication Services (1.8%)
NTELOS Holdings Corp.(a)	43,218	784
Telephone & Data Systems, Inc.	26,430	701

		1,485

Utilities (7.8%)
Edison International	33,715	971
MDU Resources Group, Inc.	56,520	912
OGE Energy Corp.	43,720	1,041
ONEOK, Inc.	34,305	776
Pepco Holdings, Inc.(a)	40,635	507
PG&E Corp.(a)	26,600	1,017
Xcel Energy, Inc.	59,070	1,101

		6,325

Total Common Stocks		78,443

Exchange Traded Fund (0.5%)
SPDR KBW Regional Banking ETF	20,440	394

Total Exchange Traded Fund		394

Short-Term Investment (32.9%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	26,685	26,685

Total Short-Term Investment		26,685

Money Market Fund (2.3%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	1,867,299	1,867

Total Money Market Fund		1,867

Total Investments (Cost $130,954)(d) — 132.4%		107,389
Liabilities in excess of other assets — (32.4)%		(26,253)

Net Assets — 100.0%		$81,136

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $25,973.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

ETF	— Exchange Traded Fund

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

74

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (94.0%)
Consumer Discretionary (6.7%)
Gap, Inc. (The)(a)	332,600	4,320
Harman International Industries, Inc.(a)	262,000	3,545
Lowe’s Cos., Inc.	174,000	3,176
Mattel, Inc.	413,500	4,768

		15,809

Consumer Staples (15.5%)
Campbell Soup Co.(a)	183,300	5,015
ConAgra Foods, Inc.(a)	278,000	4,690
Estee Lauder Cos., Inc., Cl A (The)(a)	209,800	5,172
Molson Coors Brewing Co., Cl B	140,300	4,809
Pepsi Bottling Group, Inc. (The)	200,000	4,428
Safeway, Inc.(a)	281,600	5,686
Sara Lee Corp.	780,100	6,303
SYSCO Corp.	25,100	572

		36,675

Energy (12.5%)
Noble Energy, Inc.(a)	111,100	5,986
Talisman Energy, Inc.	550,000	5,775
Tidewater, Inc.(a)	126,300	4,689
Williams Cos., Inc. (The)	556,500	6,333
XTO Energy, Inc.	217,100	6,648

		29,431

Financials (18.6%)
Charles Schwab Corp. (The)(a)	441,000	6,834
Cullen/Frost Bankers, Inc.	71,900	3,375
Franklin Resources, Inc.	165,400	8,910
Hanover Insurance Group, Inc. (The)(a)	170,500	4,914
HCC Insurance Holdings, Inc.(a)	69,100	1,741
Lazard Ltd., Cl A(a)	161,400	4,745
Marsh & McLennan Cos., Inc.	186,700	3,781
Morgan Stanley	72,100	1,642
People’s United Financial, Inc.	191,800	3,447
Platinum Underwriters Holdings Ltd.	123,700	3,508
PNC Financial Services Group, Inc.	34,900	1,022

		43,919

Health Care (6.1%)
Beckman Coulter, Inc.	95,800	4,887
Cardinal Health, Inc.	163,900	5,160
Perrigo Co.	24,000	596
STERIS Corp.	166,300	3,871

		14,514

Industrials (3.5%)
Cummins, Inc.	102,800	2,616
Emerson Electric Co.	21,700	620
Southwest Airlines Co.	785,900	4,975

		8,211

Information Technology (8.6%)
Harris Corp.	117,815	3,409
Intersil Corp., Cl A(a)	363,900	4,185
Paychex, Inc.(a)	193,800	4,975
Seagate Technology(a)	771,200	4,635
Tyco Electronics Ltd.(a)	279,100	3,081

		20,285

Materials (9.5%)
Ecolab, Inc.	130,700	4,539
Lubrizol Corp. (The)	179,500	6,105
PPG Industries, Inc.	35,100	1,295
Sonoco Products Co.	256,200	5,375
Weyerhaeuser Co.(a)	182,100	5,021

		22,335

Transportation (1.8%)
FedEx Corp.	95,900	4,267

Utilities (11.2%)
Allegheny Energy, Inc.	226,500	5,248
American Electric Power Co., Inc.(a)	118,700	2,998
Edison International	184,100	5,304
Entergy Corp.	79,900	5,441
Sempra Energy(a)	61,500	2,844
TECO Energy, Inc.(a)	404,500	4,510

		26,345

Total Common Stocks		221,791

See Notes to Financial Statements.

75

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Mid-Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investment (13.0%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	30,558	30,558

Total Short-Term Investment		30,558

Money Market Fund (5.5%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	13,065,331	13,065

Total Money Market Fund		13,065

Total Investments (Cost $299,584)(d) — 112.5%		265,414
Liabilities in excess of other assets — (12.5)%		(29,518)

Net Assets — 100.0%		$235,896

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $29,672.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

76

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Real Estate 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (129.1%)
Common Stocks (128.9%)
Casinos & Gaming (0.7%)
Monarch Casino & Resort, Inc.*	6,600	34

Diversified (8.6%)
Cornell Companies, Inc.*	2,300	38
DuPont Fabros Technology, Inc.	8,500	58
Fidelity National Financial, Inc., Cl A	1,800	35
First American Corp.	800	21
Investors Real Estate Trust	7,400	73
PS Business Parks, Inc. REIT	2,700	100
Vornado Realty Trust REIT	2,008	67

		392

Health Care (18.9%)
HCP, Inc. REIT	14,100	252
Health Care REIT, Inc.	4,000	122
National Health Investors, Inc. REIT	1,300	35
Nationwide Health Properties, Inc.	4,200	93
OMEGA Healthcare Investors, Inc.	4,600	65
Skilled Healthcare Group, Inc. Cl A*	2,400	20
Sun Healthcare Group, Inc.*	2,200	19
Universal Health Realty Income Trust REIT	3,500	102
Universal Health Services, Inc., Cl B	900	34
Ventas, Inc. REIT	5,300	120

		862

Heavy Construction (4.9%)
Granite Construction, Inc.	2,000	75
Insituform Technologies, Inc., Cl A*	1,500	23
Michael Baker Corp.*	3,100	81
Perini Corp.*	2,700	33
The Shaw Group, Inc.*	400	11

		223

Homebuilders (2.2%)
M/I Homes, Inc.	3,400	24
Sun Communities, Inc.	6,300	75

		99

Hotels & Leisure Properties (3.7%)
Entertainment Properties Trust REIT	2,100	33
Hersha Hospitality Trust REIT	43,600	83
Hospitality Properties Trust REIT	4,400	53

		169

Industrial (14.7%)
Comfort Systems USA, Inc.	3,200	33
First Potomac Realty Trust REIT	8,000	59
Pike Electric Corp.*	2,500	23
ProLogis REIT	14,300	93
Public Storage REIT	6,600	365
U-Store-It Trust REIT	41,200	83
URS Corp.*	400	16

		672

Land & Forest Products (7.9%)
Plum Creek Timber Co., Inc.	8,200	238
Rayonier, Inc. REIT	4,100	124

		362

Mortgage (7.7%)
American Capital Agency Corp. REIT	5,000	85
Anworth Mortgage Asset Corp. REIT	16,300	100
Hatteras Financial Corp.	4,000	100
MFA Financial, Inc. REIT	11,700	69

		354

Office (23.6%)
BioMed Realty Trust, Inc. REIT	2,400	16
Boston Properties, Inc. REIT	3,600	126
Brandywine Realty Trust REIT	16,100	46
Corporate Office Properties Trust REIT	3,100	77
Digital Reality Trust, Inc. REIT	5,500	182
Douglas Emmett, Inc. REIT	6,200	46
Franklin Street Properties Corp.	1,800	22
Highwoods Properties, Inc. REIT	8,100	174
HRPT Properties Trust REIT	6,700	21
Lexington Realty Trust REIT	46,500	111
Liberty Property Trust REIT	9,000	170
Mack-Cali Realty Corp. REIT	4,300	85

		1,076

See Notes to Financial Statements.

77

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Real Estate 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Real Estate Services (1.2%)
Getty Realty Corp. REIT	2,300	42
SBA Communications Corp., Cl A*	500	12

		54

Residential (14.9%)
Alexander’s Inc.	100	17
American Campus Communities, Inc. REIT	2,200	38
Associated Estates Realty Corp. REIT	2,200	13
AvalonBay Communities, Inc. REIT	3,300	155
BRE Properties, Inc. REIT	1,900	37
Camden Property Trust REIT	1,000	22
Equity Lifestyle Properties, Inc. REIT	4,400	168
Equity Residential REIT	4,000	73
Essex Property Trust, Inc. REIT	700	40
Home Properties, Inc. REIT	2,300	71
Mid-America Apartment Communities, Inc. REIT	1,400	43
UDR, Inc. REIT	443	4

		681

Retail (19.9%)
Federal Realty Investment Trust REIT	2,700	124
Inland Real Estate Corp. REIT	9,300	66
National Retail Properties, Inc. REIT	12,100	191
Simon Property Group, Inc. REIT	9,174	318
Tanger Factory Outlet Centers, Inc. REIT	4,500	139
The Macerich Co. REIT	6,200	39
Urstadt Biddle Properties, Cl A REIT	2,300	31

		908

Total Common Stocks		5,886

Short-Term Investment (0.2%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(a)	10,371	10

Total Short-Term Investment		10

Total Investments — 128.9%
Total Long Positions (Cost $6,543)(b)		5,896

Other assets in excess of liabilities — 0.8%		38
Short Positions (see summary below) — (29.9)%		(1,365)

Net Assets — 100.0%		$4,569

Short Positions ((29.9)%)
Common Stocks Sold Short ((29.9)%)
Casinos & Gaming ((0.4)%)
Las Vegas Sands Corp.*	(6,300)	(19)

Diversified ((9.4)%)
Capital Source, Inc. REIT	(28,000)	(34)
Colonial Properties Trust REIT	(12,400)	(47)
Duke Realty Corp.	(7,900)	(43)
Tejon Ranch Co.*	(2,500)	(52)
The Geo Group, Inc.*	(1,600)	(21)
Washington Real Estate Investment Trust REIT	(6,800)	(117)
Winthrop Realty Trust	(16,600)	(115)

		(429)

Health Care ((3.0)%)
Cogdell Spencer, Inc.	(2,300)	(12)
Community Health Systems, Inc.*	(700)	(11)
Healthcare Realty Trust, Inc. REIT	(3,300)	(49)
HEALTHSOUTH Corp.*	(2,700)	(24)
LTC Properties, Inc. REIT	(1,700)	(30)
Psychiatric Solutions, Inc.*	(800)	(12)

		(138)

Heavy Construction ((0.5)%)
Foster Wheeler AG*	(700)	(12)
Quanta Services, Inc.*	(500)	(11)

		(23)

Homebuilders ((3.4)%)
KB Home	(1,900)	(25)
M.D.C. Holdings, Inc.	(1,700)	(53)
Pulte Homes, Inc.	(2,100)	(23)
The Ryland Group, Inc.	(1,400)	(23)
Toll Brothers, Inc.*	(1,800)	(33)

		(157)

Hotels & Leisure Properties ((2.8)%)
Ashford Hospitality Trust	(24,900)	(38)
International Speedway Corp., Cl A	(500)	(11)
LaSalle Hotel Properties REIT	(2,700)	(16)
Marriott International, Inc., Cl A	(2,400)	(39)

See Notes to Financial Statements.

78

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Real Estate 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Hotels & Leisure Properties—continued

Starwood Hotels & Resorts Worldwide, Inc.	(1,700)	(22)

		(126)

Industrial ((0.4)%)
DCT Industrial Trust, Inc. REIT	(6,400)	(20)

Mortgage ((2.1)%)
Chimera Investment Corp. REIT	(17,600)	(59)
KKR Financial Holdings LLC	(41,100)	(37)

		(96)

Office ((0.3)%)
Kilroy Realty Corp.	(800)	(14)

Real Estate Services ((3.5)%)
Corrections Corp. of America*	(900)	(11)
CoStar Group, Inc.*	(1,300)	(39)
Extra Space Storage, Inc.	(14,800)	(82)
Jones Lang LaSalle, Inc.	(1,100)	(26)

		(158)

Residential ((0.9)%)
Post Properties, Inc.	(2,000)	(20)
UDR, Inc. REIT	(2,400)	(21)

		(41)

Retail ((3.2)%)
Acadia Realty Trust REIT	(1,100)	(12)
Equity One, Inc. REIT	(1,300)	(16)
Kite Realty Group Trust REIT	(11,600)	(28)
Pennsylvania REIT	(8,600)	(31)
Potlatch Corp.	(800)	(19)
Ramco-Gershenson Properties Trust REIT	(4,100)	(26)
Taubman Centers, Inc. REIT	(700)	(12)

		(144)

Total Common Stocks Sold Short		(1,365)

Total Investment Securities Sold Short (Proceeds $1,419)		(1,365)

*	Non-income producing security.

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

79

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Select Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (95.1%)
Consumer Discretionary (10.9%)
Best Buy Co., Inc.(a)	51,120	1,941
Coach, Inc.*(a)	66,780	1,115
DIRECTV Group, Inc. (The)*(a)	136,850	3,119
Kohl’s Corp.*(a)	58,740	2,486
Lowe’s Cos., Inc.	96,130	1,754
McDonald’s Corp.	31,580	1,723

		12,138

Consumer Staples (10.9%)
Colgate-Palmolive Co.	63,400	3,739
Costco Wholesale Corp.	38,760	1,795
CVS Caremark Corp.	93,790	2,578
PepsiCo, Inc.	77,420	3,986

		12,098

Energy (7.4%)
Cameron International Corp.*	93,790	2,057
Halliburton Co.	111,640	1,727
Occidental Petroleum Corp.(a)	48,580	2,704
Southwestern Energy Co.*	56,900	1,689

		8,177

Financials (5.8%)
Charles Schwab Corp. (The)	141,070	2,187
Goldman Sachs Group, Inc. (The)(a)	23,635	2,506
T. Rowe Price Group, Inc.(a)	58,950	1,701

		6,394

Health Care (18.1%)
Amgen, Inc.*	72,970	3,613
Baxter International, Inc.	68,855	3,527
Becton, Dickinson & Co.	58,135	3,909
Express Scripts, Inc.*	53,635	2,476
Gilead Sciences, Inc.*(a)	69,740	3,230
Thermo Fisher Scientific, Inc.*	93,260	3,327

		20,082

Industrials (6.8%)
Illinois Tool Works, Inc.	38,000	1,172
Union Pacific Corp.	57,420	2,361
United Technologies Corp.	44,020	1,892
Waste Management, Inc.(a)	84,695	2,168

		7,593

Information Technology (28.5%)
Analog Devices, Inc.	75,600	1,457
Apple, Inc.*(a)	33,500	3,521
Cisco Systems, Inc.*	165,320	2,772
EMC Corp.*(a)	166,150	1,894
Google, Inc., Cl A*(a)	13,442	4,679
Intel Corp.(a)	268,056	4,034
International Business Machines Corp.	36,938	3,580
Juniper Networks, Inc.*(a)	92,830	1,398
Oracle Corp.*	229,198	4,142
QUALCOMM, Inc.	105,750	4,115

		31,592

Materials (6.7%)
Monsanto Co.	49,765	4,136
Praxair, Inc.	49,120	3,305

		7,441

Total Common Stocks		105,515

Short-Term Investment (26.1%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	28,924	28,924

Total Short-Term Investment		28,924

Money Market Fund (4.9%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	5,458,487	5,458

Total Money Market Fund		5,458

Total Investments (Cost $152,217)(d) — 126.1%		139,897
Liabilities in excess of other assets — (26.1)%		(28,945)

Net Assets — 100.0%		$110,952

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $28,231.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

80

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.7%)
Consumer Discretionary (18.9%)
Aeropostale, Inc.*(a)	73,394	1,949
American Public Education, Inc.*	22,430	943
Beacon Roofing Supply, Inc.*(a)	138,680	1,857
BorgWarner, Inc.(a)	55,320	1,123
Buffalo Wild Wings, Inc.*	18,160	664
Burger King Holdings, Inc.	68,650	1,576
Capella Education Co.*(a)	30,610	1,622
Choice Hotels International, Inc.	76,760	1,982
CKE Restaurants, Inc.	125,770	1,056
Corinthian Colleges, Inc.*(a)	105,120	2,045
Dress Barn, Inc. (The)*(a)	195,817	2,407
FTI Consulting, Inc.*(a)	44,028	2,179
Group 1 Automotive, Inc.(a)	91,330	1,276
Hanesbrands, Inc.*(a)	73,140	700
Hibbett Sports, Inc.*(a)	75,430	1,450
Huron Consulting Group, Inc.*(a)	59,338	2,518
Jack in the Box, Inc.*(a)	76,648	1,785
John Wiley & Sons, Inc., Cl A	32,371	964
Life Time Fitness, Inc.*(a)	154,880	1,945
McCormick & Schmick’s Seafood Restaurants, Inc.*	120,090	471
Navigant Consulting, Inc.*(a)	174,836	2,285
Netflix, Inc.*(a)	61,773	2,651
PetSmart, Inc.(a)	102,670	2,152
Steven Madden Ltd.*(a)	63,860	1,199
Tractor Supply Co.*(a)	87,240	3,146
TrueBlue, Inc.*	181,270	1,496
VistaPrint Ltd.*(a)	121,770	3,347
Wabash National Corp.(a)	226,753	279
Warnaco Group, Inc., (The)*	74,800	1,795
Wendy’s/Arby’s Group, Inc., Cl A(a)	478,130	2,405
WMS Industries, Inc.*(a)	66,960	1,400
Wolverine World Wide, Inc.	113,930	1,775

		54,442

Consumer Staples (4.2%)
BJ’s Wholesale Club, Inc.*(a)	36,354	1,163
CEC Entertainment, Inc.*	75,630	1,957
Chattem, Inc.*(a)	43,105	2,416
Flowers Foods, Inc.(a)	89,605	2,104
Nash Finch Co.(a)	52,280	1,469
Spartan Stores, Inc.(a)	104,690	1,613
Ulta Salon, Cosmetics & Fragrance, Inc.*	197,600	1,308

		12,030

Energy (5.7%)
Arena Resources, Inc.*(a)	89,030	2,268
Atwood Oceanics, Inc.*	48,032	797
Berry Petroleum Co., Cl A	147,500	1,617
CARBO Ceramics, Inc.(a)	32,580	927
Comstock Resources, Inc.*(a)	62,890	1,874
Concho Resources, Inc.*	43,100	1,103
Core Laboratories NV	24,906	1,822
Dril-Quip, Inc.*	96,553	2,964
Goodrich Pertoleum Corp.*(a)	71,170	1,378
McMoRan Exploration Co.*(a)	255,350	1,200
PetroQuest Energy, Inc.*(a)	221,583	532

		16,482

Financials (5.3%)
Corporate Office Properties Trust REIT(a)	33,720	837
EZCORP, Inc., Cl A*	98,060	1,134
Hanover Insurance Group, Inc. (The)	55,097	1,588
Navigators Group, Inc., (The)*	49,880	2,353
NewAlliance Bancshares, Inc.	110,618	1,299
Portfolio Recovery Associates, Inc.*(a)	83,250	2,234
Stifel Financial Corp.*(a)	14,980	649
SWS Group, Inc.	97,720	1,518
Tanger Factory Outlet Centers, Inc. REIT(a)	21,089	651
Texas Capital Bancshares, Inc.*	64,351	725
TNS, Inc.*	135,772	1,111

See Notes to Financial Statements.

81

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Financials—continued

Tower Group, Inc.	54,560	1,344

		15,443

Health Care (22.8%)
Alexion Pharmaceuticals, Inc.*(a)	132,048	4,973
Alkermes, Inc.*(a)	172,666	2,094
Alliance Imaging, Inc.*	231,149	1,572
AMAG Pharmaceuticals, Inc.*(a)	28,784	1,058
American Medical Systems Holdings, Inc.*(a)	193,120	2,153
athenahealth, Inc.*(a)	19,840	478
Auxilium Pharmaceuticals, Inc.*(a)	37,710	1,045
Bio-Reference Laboratories, Inc.*	49,100	1,027
Catalyst Health Solutions, Inc.*	112,288	2,226
Cubist Pharmaceuticals, Inc.*	112,590	1,842
Cypress Bioscience, Inc.*(a)	297,410	2,115
Enzon Pharmaceuticals, Inc.*(a)	232,260	1,410
Genoptix, Inc.*(a)	68,314	1,864
Haemonetics Corp.*	55,476	3,056
ICU Medical, Inc.*	39,390	1,265
InterMune, Inc.*(a)	56,570	930
Isis Pharmaceuticals, Inc.*(a)	143,270	2,150
Medical Action Industries, Inc.*	87,958	729
MEDNAX, Inc.*	29,520	870
Meridian Bioscience, Inc.(a)	130,724	2,369
Merit Medical Systems, Inc.*	33,280	406
Myriad Genetics, Inc.*(a)	33,600	1,528
Neogen Corp.*(a)	63,803	1,393
NuVasive, Inc.*(a)	80,352	2,521
OSI Pharmaceuticals, Inc.*(a)	92,059	3,522
PAREXEL International Corp.*	165,435	1,610
Perrigo Co.(a)	77,070	1,914
Phase Forward, Inc.*	56,653	725
Progenics Pharmaceuticals, Inc.*(a)	201,634	1,329
PSS World Medical, Inc.*	58,110	834
Psychiatric Solutions, Inc.*(a)	143,546	2,258
Questcor Pharmaceuticals, Inc.*(a)	228,510	1,124
Savient Pharmaceuticals, Inc.*(a)	118,866	588
Sirona Dental Systems, Inc.*(a)	39,680	568
SonoSite, Inc.*	22,370	400
STERIS Corp.(a)	103,656	2,413
Sun Healthcare Group, Inc.*(a)	109,400	923
Theravance, Inc.*(a)	44,210	752
United Therapeutics Corp.*(a)	41,868	2,767
XenoPort, Inc.*(a)	106,370	2,059
Zoll Medical Corp.*(a)	70,740	1,016

		65,876

Industrials (10.0%)
A.O. Smith Corp.(a)	44,630	1,124
American Ecology Corp.	78,020	1,088
Applied Industrial Technologies, Inc.(a)	67,460	1,138
Con-way, Inc.(a)	88,250	1,582
Copart, Inc.*(a)	65,900	1,955
EnergySolutions, Inc.	249,180	2,155
Hexcel Corp.*	196,940	1,294
Hub Group, Inc., Cl A*	79,530	1,352
ICF International, Inc.*(a)	57,590	1,323
InnerWorkings, Inc.*(a)	343,145	1,465
Kansas City Southern*(a)	86,750	1,103
MasTec, Inc.*	107,160	1,296
MSC Industrial Direct Co., Inc., Cl A	21,830	678
Orion Marine Group, Inc.*(a)	67,780	888
Regal Orbital Sciences Corp.*(a)	50,807	604
Regal-Beloit Corp.(a)	31,930	978
Stanley, Inc.*	49,600	1,259
Sterling Construction Co., Inc.*	49,840	889

See Notes to Financial Statements.

82

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

Teledyne Technologies, Inc.*	48,380	1,291
Wabtec Corp.(a)	34,800	918
Waste Connections, Inc.*	92,500	2,377
Watson Wyatt Worldwide, Inc., Cl A	40,710	2,010

		28,767

Information Technology (22.9%)
Analogic Corp.	27,250	873
Ariba, Inc.*(a)	420,593	3,672
Arris Group, Inc.*(a)	205,590	1,515
AsiaInfo Holdings, Inc.*(a)	239,066	4,028
Belden, Inc.	88,400	1,106
Blackboard, Inc.*(a)	90,090	2,859
Comtech Telecommunications Corp.*(a)	48,182	1,193
Concour Technologies, Inc.*(a)	91,860	1,763
CyberSource Corp.*(a)	302,278	4,477
Dionex Corp.*(a)	47,681	2,253
Double-Take Software, Inc.*(a)	280,901	1,899
Energy Conversion Devices, Inc.*(a)	77,030	1,022
eResearchTechnology, Inc.*(a)	281,677	1,482
F5 Networks, Inc.*	68,510	1,435
Informatica Corp.*(a)	281,441	3,732
InterDigital, Inc.*(a)	70,760	1,827
j2 Global Communications, Inc.*(a)	149,874	3,281
Lawson Software, Inc.*	366,390	1,557
ManTech International Corp., Cl A*(a)	65,637	2,750
MICROS Systems, Inc.*(a)	67,508	1,266
NCI, Inc., Cl A*	31,080	808
Netlogic Microsystems, Inc.*(a)	75,160	2,065
Nuance Communications, Inc.*(a)	106,580	1,157
Omniture, Inc.*(a)	272,075	3,589
Perot Systems Corp., Cl A*	188,263	2,425
PMC-Sierra, Inc.*(a)	270,200	1,724
Polycom, Inc.*(a)	116,154	1,788
Sohu.com, Inc.*(a)	15,090	623
SPSS, Inc.*(a)	58,147	1,653
Sybase, Inc.*(a)	160,897	4,874
Tessera Technologies, Inc.*	108,615	1,452

		66,148

Materials (4.5%)
American Vanguard Corp.(a)	135,873	1,753
Astec Industries, Inc.*(a)	52,650	1,381
Calgon Carbon Corp.*(a)	89,010	1,261
Compass Minerals International, Inc.(a)	22,690	1,279
Greif, Inc., Cl A	35,189	1,172
Rock-Tenn Co., Cl A(a)	80,146	2,168
Silgan Holdings, Inc.(a)	52,843	2,776
Titan Machinery, Inc.*	137,020	1,232

		13,022

Telecommunication Services (1.4%)
Riverbed Technology, Inc.*(a)	173,720	2,272
Tekelec*(a)	132,190	1,749

		4,021

Transportation (1.0%)
Hornbeck Offshore Services, Inc.*(a)	91,193	1,390
Marten Transport, Ltd.*	74,160	1,385

		2,775

Total Common Stocks		279,006

Warrants (0.0%)
Health Care (0.0%)
Drugmax, Inc.(b)(c)(d)	1,301,500	—

Telecommunication Services (0.0%)
Sunair Services Corp.(b)(c)(d)	350,000	—

Total Warrants		—

Short-Term Investment (39.5%)
RidgeWorth Funds Securities Lending Joint Account(e)(f)	114,015	114,015

Total Short-Term Investment		114,015

See Notes to Financial Statements.

83

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Small Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (2.9%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	8,263,475	8,263

Total Money Market Fund		8,263

Total Investments (Cost $436,444)(g) — 139.1%		401,284
Liabilities in excess of other assets — (39.1)%		(112,875)

Net Assets — 100.0%		$288,409

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $110,657.

(b)	Valued at fair value using methods determined by the Board. Fair valued securities held by the Fund represent 0.00% of net assets as of March 31, 2009.

(c)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

					Percent of
Issue	Acquisition	Cost		Value	Net Assets
Description	Date	($)	Shares	($)	(%)
Drugmax, Inc. Warrants	9/27/2005	—	1,302	—	—
Sunair Services Corp. Warrants	12/15/2005	—	350	—	—

(d)	Fair value is zero.

(e)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

84

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (98.4%)
Consumer Discretionary (24.0%)
ABM Industries, Inc.(a)	454,938	7,461
Advance Auto Parts, Inc.	154,200	6,335
bebe Stores, Inc.(a)	751,334	5,011
Burger King Holdings, Inc.	56,000	1,285
CKE Restaurants, Inc.(a)	934,435	7,849
Guess?, Inc.	581,104	12,250
Interface, Inc., Cl A(a)	2,076,921	6,211
Movado Group, Inc.	169,126	1,275
PRIMEDIA, Inc.(a)	370,514	915
Ritchie Bros. Auctioneers, Inc.(a)	445,844	8,288
Scholastic Corp.(a)	345,400	5,205
Sotheby’s, Cl A(a)	543,000	4,887
Stage Stores, Inc.(a)	219,954	2,217
Thor Industries, Inc.(a)	260,300	4,066
Washington Post Co. (The), Cl B	13,735	4,905
Williams-Sonoma, Inc.(a)	88,500	892

		79,052

Consumer Staples (0.5%)
PriceSmart, Inc.	82,800	1,491

Energy (5.5%)
Arch Coal, Inc.	124,200	1,660
CARBO Ceramics, Inc.(a)	173,600	4,937
Core Laboratories NV	75,900	5,553
Holly Corp.	123,200	2,612
Tidewater, Inc.	86,900	3,227

		17,989

Financials (19.6%)
Banco Latinoamericano de Exportaciones SA, Ser E	132,800	1,244
Bank of Hawaii Corp.(a)	84,900	2,800
Cash America International, Inc.	226,800	3,552
City National Corp.(a)	30,300	1,023
Cullen/ Frost Bankers, Inc.	151,600	7,116
Evercore Partners, Inc., Cl A(a)	273,000	4,218
Glacier Bancorp, Inc.(a)	222,906	3,502
HCC Insurance Holdings, Inc.(a)	508,850	12,818
IPC Holdings Ltd.(a)	112,300	3,037
Lazard Ltd., Cl A(a)	146,200	4,298
Raymond James Financial, Inc.(a)	330,411	6,509
UMB Financial Corp.	157,800	6,705
Washington Federal, Inc.(a)	55,100	732
Washington Real Estate Investment Trust(a)	186,900	3,234
Wesco Financial Corp.	13,164	3,633

		64,421

Health Care (16.4%)
Aceto Corp.	238,100	1,419
Beckman Coulter, Inc.	43,500	2,219
Cooper Cos., Inc. (The)(a)	598,496	15,824
Ensign Group, Inc.	148,600	2,297
Meridian Bioscience, Inc.	90,400	1,638
Perrigo Co.(a)	347,900	8,638
Pharmaceutical Product Development, Inc.(a)	116,000	2,752
STERIS Corp.(a)	372,157	8,664
Techne Corp.(a)	44,200	2,418
Teleflex, Inc.	209,000	8,170

		54,039

Industrials (20.2%)
Brink’s Co. (The)	287,300	7,602
CAE, Inc.	171,200	1,042
Comfort Systems USA, Inc.(a)	134,200	1,392
Cubic Corp.	191,300	4,846
Donaldson Co., Inc.(a)	168,700	4,528
Forward Air Corp.(a)	35,000	568
Grupo Aeroportuario del Centro Norte SAB de CV ADR(a)	47,200	343
Grupo Aeroportuario del Pacifico SA de CV ADR(a)	510,576	9,318
Heartland Express, Inc.(a)	185,100	2,741
Herman Miller, Inc.(a)	304,100	3,242
Kaydon Corp.(a)	125,200	3,422
KBR, Inc.	273,500	3,777
KMG Chemicals, Inc.	67,900	343
Knight Transportation, Inc.(a)	183,700	2,785
LSI Industries, Inc.	127,100	657
Manpower, Inc.	111,700	3,522
Multi-Color Corp.(a)	175,175	2,142
Pall Corp.	118,500	2,421
Robbins & Myers, Inc.(a)	64,700	981
Tomkins PLC ADR	326,703	2,238
UTI Worldwide, Inc.	299,800	3,583

See Notes to Financial Statements.

85

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Small Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

Watson Wyatt Worldwide, Inc., Cl A(a)	104,100	5,139

		66,632

Information Technology (3.2%)
Advantest Corp., ADR	235,800	3,554
Cohu, Inc.(a)	243,753	1,755
Intersil Corp., Cl A	324,100	3,727
Keithley Instruments, Inc.	213,600	724
Quality Systems, Inc.(a)	17,700	801

		10,561

Materials (8.2%)
Airgas, Inc.	101,800	3,442
AptarGroup, Inc.(a)	46,600	1,451
Bemis Co., Inc.(a)	191,186	4,009
Cliffs Natural Resources, Inc.(a)	41,600	755
Nalco Holding Co.(a)	332,100	4,341
Olin Corp.(a)	246,500	3,518
Packaging Corp. of America	297,300	3,871
Sensient Technologies Corp.	132,900	3,123
Valspar Corp. (The)	128,044	2,557

		27,067

Telecommunication Services (0.8%)
Alaska Communications Systems Group, Inc.(a)	382,400	2,562

Total Common Stocks		323,814

Short-Term Investment (26.1%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	86,138	86,138

Total Short-Term Investment		86,138

Money Market Fund (1.7%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	5,726,067	5,726

Total Money Market Fund		5,726

Total Investments (Cost $497,341)(d) — 126.2%		415,678
Liabilities in excess of other assets — (26.2)%		(86,202)

Net Assets — 100.0%		$329,476

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $83,764.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

86

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (129.0%)
Common Stocks (128.6%)
Consumer Discretionary (13.9%)
Apollo Group, Inc., Cl A*	200	16
AutoZone, Inc.*	200	32
Ball Corp.	400	17
Best Buy Co., Inc.	1,100	42
Carnival Corp.	1,200	26
Comcast Corp., Cl A	2,100	29
DIRECTV Group, Inc. (The)*	2,200	50
eBay, Inc.*	1,100	14
FGX International Holdings Ltd.*	1,600	19
GameStop Corp., Cl A*	1,200	34
Jos. A. Bank Clothiers, Inc.*	500	14
Kimberly-Clark Corp.	400	18
Landry’s Restaurants, Inc.	2,900	15
Leggett & Platt, Inc.	2,100	27
McDonald’s Corp.	600	33
Time Warner Cable, Inc.	159	4
Time Warner, Inc.	633	12
Vector Group Ltd.	1,200	15
Wausau Paper Corp.	5,000	26
Whirlpool Corp.	500	15

		458

Consumer Staples (13.3%)
Altria Group, Inc.	1,000	16
Archer-Daniels-Midland Co.	2,200	61
BJ’s Wholesale Club, Inc.*	1,200	38
CVS Caremark Corp.	900	25
Del Monte Foods Co.	2,100	15
Hershey Co. (The)	900	31
Kraft Foods, Inc.	700	16
Kroger Co. (The)	600	13
Lancaster Colony Corp.	700	29
Pepsi Bottling Group, Inc. (The)	1,000	22
PepsiCo, Inc.	600	31
Philip Morris International, Inc.	700	25
Procter & Gamble Co. (The)	800	38
Reynolds American, Inc.	400	14
SYSCO Corp.	700	16
Wal-Mart Stores, Inc.	900	47

		437

Diversified Operations (2.2%)
BWAY Holding Co.*	4,100	32
Moody’s Corp.	1,700	39

		71

Energy (14.2%)
Chevron Corp.	1,000	67
ConocoPhillips	1,000	39
Devon Energy Corp.	400	18
Encore Acquisition Co.*	100	2
Exxon Mobil Corp.	2,300	157
Linn Energy LLC	1,200	18
Noble Corp.	700	17
Occidental Petroleum Corp.	300	17
Schlumberger Ltd.	400	16
SEACOR Holdings, Inc.*	300	17
Sunoco Logistics Partners LP	300	15
Sunoco, Inc.	400	11
Tesoro Corp.	900	12
Tidewater, Inc.	400	15
Transocean Ltd.*	300	18
Valero Energy Corp.	600	11
Williams Pipeline Partners LP	1,100	18

		468

Financials (24.1%)
AFLAC, Inc.	900	18
American Physicians Capital, Inc.	400	16
Arch Capital Group Ltd.*	400	22
Bank of Hawaii Corp.	700	23
Brown & Brown, Inc.	800	15
Capitol Federal Financial	300	11
Charles Schwab Corp. (The)	1,600	25
Chubb Corp. (The)	500	21
Cullen/ Frost Bankers, Inc.	500	24
Employers Holdings, Inc.	2,000	19
EZCORP, Inc., Cl A*	2,600	30
Financial Federal Corp.	800	17
First Financial Bankshares, Inc.	1,000	48
FirstMerit Corp.	900	17
FPIC Insurance Group, Inc.*	400	15
Goldman Sachs Group, Inc. (The)	300	32
Greenhill & Co., Inc.	600	44
Infinity Property & Casualty Corp.	300	10
IPC Holdings Ltd.	1,000	27
JPMorgan Chase & Co.	900	24
Medallion Financial Corp.	3,000	22
Morgan Stanley	800	18
Odyssey Re Holdings Corp.	900	34
optionsXpress Holdings, Inc.	1,000	11
Park National Corp.	300	17
Prospect Capital Corp.	1,500	13

See Notes to Financial Statements.

87

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Financials—continued

Prosperity Bancshares, Inc.	2,100	57
Republic Bancorp, Inc., Cl A	700	13
RLI Corp.	600	30
TFS Financial Corp.	2,800	34
TNS, Inc.*	1,000	8
Travelers Cos., Inc. (The)	500	20
W.P. Carey & Co. LLC	1,000	22
Wells Fargo & Co.	1,500	21
Willis Group Holdings Ltd.	800	18

		796

Health Care (16.1%)
Abbott Laboratories	500	24
Aceto Corp.	1,600	10
American Science & Engineering, Inc.	200	11
Amgen, Inc.*	600	30
ArthroCare Corp.*	2,900	14
Baxter International, Inc.	300	15
Bristol-Myers Squibb Co.	700	15
Celgene Corp.*	100	4
Eli Lilly & Co.	900	30
Express Scripts, Inc.*	300	14
Genzyme Corp.*	600	36
Gilead Sciences, Inc.*	400	19
Haemonetics Corp.*	300	16
Humana, Inc.*	1,000	26
Johnson & Johnson	1,100	58
Magellan Health Services, Inc.*	500	18
Medtronic, Inc.	1,300	38
Perrigo Co.	800	20
Pfizer, Inc.	2,800	38
St. Jude Medical, Inc.*	900	33
UnitedHealth Group, Inc.	1,300	27
Watson Pharmaceuticals, Inc.*	800	25
Wyeth	200	9

		530

Industrials (7.6%)
Coeur d’Alene Mines Corp.*	24,300	23
Electro Rent Corp.	4,100	40
Emerson Electric Co.	600	17
General Electric Co.	2,300	23
Hawk Corp., Cl A*	1,200	14
Illinois Tool Works, Inc.	600	19
Ingersoll-Rand Co. Ltd., Cl A	500	7
Jacobs Engineering Group, Inc.*	400	15
LaBarge, Inc.*	1,300	11
Lockheed Martin Corp.	200	14
Measurement Specialties, Inc.*	300	1
Middleby Corp. (The)*	600	19
Pall Corp.	800	16
Southwest Airlines Co.	900	6
Standex International Corp.	1,300	12
Toro Co. (The)	600	14

		251

Information Technology (24.0%)
Acxiom Corp.	5,200	39
Apple, Inc.*	400	42
Autodesk, Inc.*	2,100	35
Brocade Communication Systems, Inc.*	4,000	14
Cadence Design Systems, Inc.*	6,200	26
Cisco Systems, Inc.*	1,500	25
Computer Sciences Corp.*	500	18
Data Domain, Inc.*	2,800	35
Dun & Bradstreet Corp. (The)	200	15
Entegris, Inc.*	6,600	6
Fairchild Semiconductor International, Inc.*	6,000	22
Global Payments, Inc.	1,000	33
Google, Inc., Cl A*	100	35
Harris Corp.	600	17
Hewlett-Packard Co.	1,600	51
iGATE Corp.	1,300	4
IHS, Inc., Cl A*	400	17
Intel Corp.	3,200	48
International Business Machines Corp.	400	39
Lexmark International, Inc., Cl A*	2,300	39
Methode Electronics, Inc.	3,100	11
Micron Technology, Inc.*	4,400	18
Microsoft Corp.	3,400	63
Monotype Imaging Holdings, Inc.*	500	2
National Semiconductor Corp.	1,600	17
QUALCOMM, Inc.	500	20
RealNetworks, Inc.*	2,200	5
Silicon Image, Inc.*	7,800	19
Symantec Corp.*	2,900	43
United Online, Inc.	5,000	22
Xerox Corp.	2,200	10

		790

See Notes to Financial Statements.

88

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Materials (6.9%)
A. Schulman, Inc.	1,100	15
CF Industries Holdings, Inc.	200	14
FMC Corp.	400	17
Freeport-McMoRan Copper & Gold, Inc.	300	12
Innophos Holdings, Inc.	100	1
Monsanto Co.	400	33
Newmont Mining Corp.	700	31
Packaging Corp. of America	1,600	21
PolyOne Corp.*	8,100	19
Praxair, Inc.	300	20
Sigma-Aldrich Corp.	800	30
Simspon Manufacturing Co., Inc.	700	13

		226

Telecommunication Services (3.1%)
AT&T, Inc.	1,400	35
General Communication, Inc., Cl A*	2,900	20
Hughes Communications, Inc.*	100	1
Qwest Communications International, Inc.	4,500	16
Verizon Communications, Inc.	1,000	30

		102

Transportation (1.0%)
FedEx Corp.	400	18
Norfolk Southern Corp.	500	17

		35

Utilities (2.2%)
Edison International	700	20
Exelon Corp.	400	18
Public Service Enterprise Group, Inc.	1,200	36

		74

Total Common Stocks		4,238

Short-Term Investment (0.4%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(a)	12,936	13

Total Short-Term Investment		13

Total Investments — 129.0%
Total Long Positions (Cost $4,463)(b)		4,251

Other assets in excess of liabilities — 0.6%		19
Short Positions (see summary below) — (29.6)%		(976)

Net Assets — 100.0%		$3,294

Short Positions ((29.6)%)
Common Stocks Sold Short ((29.6)%)
Consumer Discretionary ((0.4)%)
Haverty Furniture Cos., Inc.	(1,200)	(13)

Consumer Staples ((3.7)%)
Central European Distribution Corp.*	(1,100)	(12)
Hain Celestial Group Inc. (The)*	(2,200)	(31)
Ruddick Corp.	(1,000)	(22)
Sanderson Farms, Inc.	(500)	(19)
Smithfield Foods, Inc.*	(4,200)	(39)

		(123)

Diversified Operations ((1.0)%)
MAXIMUS, Inc.	(800)	(32)

Energy ((1.5)%)
Alpha Natural Resources, Inc.*	(900)	(16)
Concho Resources, Inc.*	(600)	(15)
Dawson Geophysical Co.*	(1,400)	(19)

		(50)

Financials ((8.4)%)
Bancorp Rhode Island, Inc.	(400)	(7)
Berkshire Hills Bancorp, Inc.	(1,400)	(32)
Duff & Phelps Corp., Cl A*	(1,000)	(16)
Evercore Partners, Inc., Cl A	(1,200)	(19)
Everest Re Group Ltd.	(300)	(21)
Financial Institutions, Inc.	(1,100)	(8)
Hilltop Holdings, Inc.*	(1,500)	(17)
Markel Corp.*	(100)	(28)
NYMAGIC, Inc.	(1,600)	(20)
Old Republic International Corp.	(2,500)	(27)
Peoples Bancorp, Inc.	(300)	(4)
Piper Jaffray Cos., Inc.*	(700)	(18)
Selective Insurance Group, Inc.	(1,300)	(16)
Unitrin, Inc.	(600)	(8)
Universal American Financial Corp.*	(1,800)	(15)
Westfield Financial, Inc.	(500)	(5)
White Mountains Insurance Group Ltd.	(100)	(17)

		(278)

See Notes to Financial Statements.

89

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Health Care ((1.4)%)
CardioNet, Inc.*	(600)	(17)
Medical Action Industries, Inc.*	(3,400)	(28)

		(45)

Industrials ((3.0)%)
AVX Corp.	(1,400)	(13)
Energizer Holdings, Inc.*	(300)	(15)
FreightCar America, Inc.	(300)	(5)
GeoEye, Inc.*	(800)	(16)
Herley Industries, Inc.*	(1,300)	(15)
Lifeway Foods, Inc.*	(2,000)	(16)
OYO Geospace Corp.*	(1,500)	(20)

		(100)

Information Technology ((6.0)%)
Anixter International, Inc.*	(500)	(16)
AsiaInfo Holdings, Inc.*	(2,300)	(39)
DST Systems, Inc.*	(800)	(28)
EPIQ Systems, Inc.*	(1,000)	(18)
ePlus, Inc.*	(1,300)	(15)
NCI, Inc., Cl A*	(600)	(16)
Pegasystems, Inc.	(2,100)	(39)
Starent Networks Corp.*	(200)	(3)
Supertex, Inc.*	(1,000)	(23)

		(197)

Materials ((2.7)%)
OM Group, Inc.*	(1,000)	(19)
Sensient Technologies Corp.	(1,500)	(35)
Terra Industries, Inc.	(600)	(17)
WD-40 Co.	(700)	(17)

		(88)

Telecommunication Services ((1.2)%)
Shenandoah Telecommunications Co.	(1,300)	(30)
TeleCommunication Systems, Inc., Cl A*	(1,000)	(9)

		(39)

Utilities ((0.3)%)
Black Hills Corp.	(600)	(11)

Total Common Stocks Sold Short		(976)

Total Investment Securities Sold Short (Proceeds $954)		(976)

*	Non-income producing security.

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

90

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Life Vision Aggressive Growth Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (95.6%)(a)
RidgeWorth Aggressive Growth Stock Fund	65,489	506
RidgeWorth International Equity Index Fund	205,430	1,797
RidgeWorth Large Cap Core Equity Fund	367,422	3,299
RidgeWorth Large Cap Growth Stock Fund	308,304	2,026
RidgeWorth Large Cap Quantitative Equity Fund	258,392	1,866
RidgeWorth Large Cap Value Equity Fund	453,585	3,624
RidgeWorth Mid-Cap Core Equity Fund	118,225	738
RidgeWorth Mid-Cap Value Equity Fund	78,240	505
RidgeWorth Select Large Cap Growth Stock Fund	95,052	1,876
RidgeWorth Small Cap Growth Stock Fund*	74,281	633
RidgeWorth Small Cap Value Equity Fund	71,316	540

Total Equity Funds		17,410

Exchange Traded Funds (2.1%)
iShares MSCI Emerging Markets Index Fund	8,010	199
iShares S&P 500 Index Fund	2,184	174

Total Exchange Traded Funds		373

Money Market Fund (2.4%)(a)
RidgeWorth Prime Quality Money Market Fund	444,003	444

Total Money Market Fund		444

Total Investments (Cost $25,542)(b) — 100.1%		18,227
Liabilities in excess of other assets — (0.1)%		(13)

Net Assets — 100.0%		$18,214

*	Non-income producing security.

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

91

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Life Vision Conservative Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (22.9%)(a)
RidgeWorth Aggressive Growth Stock Fund	7,798	60
RidgeWorth International Equity Index Fund	25,284	221
RidgeWorth Large Cap Core Equity Fund	45,866	412
RidgeWorth Large Cap Growth Stock Fund	37,688	248
RidgeWorth Large Cap Quantitative Equity Fund	32,110	232
RidgeWorth Large Cap Value Equity Fund	56,722	453
RidgeWorth Mid-Cap Core Equity Fund	14,753	92
RidgeWorth Mid-Cap Value Equity Fund	10,062	65
RidgeWorth Select Large Cap Growth Stock Fund	11,518	227
RidgeWorth Small Cap Growth Stock Fund*	9,265	79
RidgeWorth Small Cap Value Equity Fund	8,606	65

Total Equity Funds		2,154

Fixed Income Funds (67.3%)(a)
RidgeWorth Seix Floating Rate High Income Fund	44,782	330
RidgeWorth Seix High Yield Fund	51,512	399
RidgeWorth Total Return Bond Fund	494,801	5,077
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	50,605	507

Total Fixed Income Funds		6,313

Exchange Traded Funds (5.0%)
iShares MSCI Emerging Markets Index Fund	1,075	27
iShares S&P 500 Index Fund	5,562	443

Total Exchange Traded Funds		470

Money Market Fund (4.3%)(a)
RidgeWorth Prime Quality Money Market Fund	403,011	403

Total Money Market Fund		403

Total Investments (Cost $9,900)(b) — 99.5%		9,340
Other assets in excess of liabilities — 0.5%		47

Net Assets — 100.0%		$9,387

*	Non-income producing security.

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

92

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Life Vision Growth and Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (73.3%)(a)
RidgeWorth Aggressive Growth Stock Fund	144,262	1,115
RidgeWorth International Equity Index Fund	458,975	4,016
RidgeWorth Large Cap Core Equity Fund	834,220	7,491
RidgeWorth Large Cap Growth Stock Fund	695,898	4,572
RidgeWorth Large Cap Quantitative Equity Fund	588,060	4,246
RidgeWorth Large Cap Value Equity Fund	1,033,645	8,259
RidgeWorth Mid-Cap Core Equity Fund	267,781	1,671
RidgeWorth Mid-Cap Value Equity Fund	177,355	1,144
RidgeWorth Select Large Cap Growth Stock Fund	213,503	4,215
RidgeWorth Small Cap Growth Stock Fund*	169,310	1,443
RidgeWorth Small Cap Value Equity Fund	162,050	1,227

Total Equity Funds		39,399

Fixed Income Funds (24.9%)(a)
RidgeWorth Seix Floating Rate High Income Fund	95,128	701
RidgeWorth Seix High Yield Fund	117,990	914
RidgeWorth Total Return Bond Fund	1,041,458	10,685
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	106,136	1,065

Total Fixed Income Funds		13,365

Exchange Traded Fund (0.8%)
iShares MSCI Emerging Markets Index Fund	18,377	456

Total Exchange Traded Fund		456

Money Market Fund (1.1%)(a)
RidgeWorth Prime Quality Money Market Fund	595,370	595

Total Money Market Fund		595

Total Investments (Cost $69,012)(b) — 100.1%		53,815
Liabilities in excess of other assets — (0.1)%		(67)

Net Assets — 100.0%		$53,748

*	Non-income producing security.

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

93

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Life Vision Moderate Growth Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (48.8%)(a)
RidgeWorth Aggressive Growth Stock Fund	229,245	1,772
RidgeWorth International Equity Index Fund	736,948	6,448
RidgeWorth Large Cap Core Equity Fund	1,316,071	11,818
RidgeWorth Large Cap Growth Stock Fund	1,101,769	7,239
RidgeWorth Large Cap Quantitative Equity Fund	921,880	6,656
RidgeWorth Large Cap Value Equity Fund	1,627,256	13,002
RidgeWorth Mid-Cap Core Equity Fund	426,019	2,658
RidgeWorth Mid-Cap Value Equity Fund	282,575	1,823
RidgeWorth Select Large Cap Growth Stock Fund	340,431	6,720
RidgeWorth Small Cap Growth Stock Fund*	278,039	2,369
RidgeWorth Small Cap Value Equity Fund	261,712	1,981

Total Equity Funds		62,486

Fixed Income Funds (47.0%)(a)
RidgeWorth Seix Floating Rate High Income Fund	434,398	3,202
RidgeWorth Seix High Yield Fund	502,724	3,896
RidgeWorth Total Return Bond Fund	4,697,771	48,199
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	479,645	4,811

Total Fixed Income Funds		60,108

Exchange Traded Funds (2.5%)
iShares MSCI Emerging Markets Index Fund	28,959	718
iShares S&P 500 Index Fund	30,680	2,443

Total Exchange Traded Funds		3,161

Money Market Fund (1.5%)(a)
RidgeWorth Prime Quality Money Market Fund	1,896,834	1,897

Total Money Market Fund		1,897

Total Investments (Cost $152,122)(b) — 99.8%		127,652
Other assets in excess of liabilities — 0.2%		228

Net Assets — 100.0%		$127,880

*	Non-income producing security.

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

94

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

	Aggressive	Emerging	International		International
	Growth	Growth	Equity	International	Equity
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund

Assets:
Total Investments, at Cost	$230,930	$110,891	$103,983	$252,317	$986,193

Investments, at Value*	$153,302	$65,314	$89,974	$184,839	$719,913
Investments in Affiliates, at Value	49,001	22,129	—	18,012	133,571

Total Investments	202,303	87,443	89,974	202,851	853,484

Cash	—	—	—	5	—
Foreign Currency, at Value (Cost $—, $—, $299, $3,375 and $8,183, respectively)	—	—	318	3,356	8,329
Interest and Dividends Receivable	12	12	392	1,323	3,044
Receivable for Capital Shares Issued	408	48	57	94	923
Receivable for Investment Securities Sold	1,524	893	2,982	5,931	—
Reclaims Receivable	—	—	76	340	222
Prepaid Expenses	12	10	25	16	12

Total Assets	204,259	88,406	93,824	213,916	866,014

Liabilities:
Payable for Fund Overdraft	933	—	—	—	—
Payable for Investment Securities Purchased	354	932	3,192	3,582	—
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $—, $21,180, $— and $—, respectively)	—	—	20,885	—	—
Dividends Payable for Securities Sold Short	—	—	31	—	—
Payable for Capital Shares Redeemed	89	41	50	215	339
Payable Upon Return of Securities Loaned	49,001	21,167	—	18,012	133,571
Investment Advisory Fees Payable	136	57	74	180	281
Administration, Fund Accounting and Transfer Agency Fees Payable	4	2	10	11	24
Compliance Services Fees Payable	3	1	2	9	9
Distribution and Service Fees Payable	1	—	—	3	2
Custodian Fees Payable	4	2	27	73	99
Trustee Fees Payable	1	1	1	3	5
Accrued Expenses	13	7	17	40	50

Total Liabilities	50,539	22,210	24,289	22,128	134,380

Net Assets	$153,720	$66,196	$69,535	$191,788	$731,634

Net Assets Consist of:
Capital	$227,004	$122,635	$140,169	$584,927	$965,419
Accumulated Net Investment Income (Loss)	(1)	(4)	50	1,467	993
Accumulated Net Realized Loss from Investment and Foreign Currency Transactions	(44,656)	(32,987)	(56,989)	(345,081)	(102,218)
Net Unrealized Depreciation on Investments and Foreign Currencies	(28,627)	(23,448)	(13,695)	(49,525)	(132,560)

Net Assets	$153,720	$66,196	$69,535	$191,788	$731,634

Net Assets:
I Shares	$152,030	$66,005	$69,523	$185,862	$726,931
A Shares	416	150	10	3,580	2,533
C Shares	1,274	41	2	2,346	2,170
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	19,661	10,273	17,052	29,148	83,042
A Shares	55	24	2	567	291
C Shares	174	7	—	397	256
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$7.73	$6.43	$4.08	$6.38	$8.75
A Shares	7.61	6.31	4.08	6.32	8.69
C Shares(b)	7.34	6.08	4.07	5.92	8.47
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$7.73	$6.43	$4.08	$6.38	$8.75
A Shares	8.07	6.70	4.33	6.71	9.22
C Shares	7.34	6.08	4.07	5.92	8.47
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $47,893, $20,666, $—, $17,118 and $127,282, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

95

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Large Cap	Mid-Cap
	Core	Growth	Quantitative	Value	Core
	Equity Fund	Stock Fund	Equity Fund	Equity Fund	Equity Fund

Assets:
Total Investments, at Cost	$525,478	$668,866	$54,082	$1,434,400	$130,954

Investments, at Value*	$383,608	$470,330	$51,510	$969,954	$78,837
Investments in Affiliates, at Value	102,240	154,868	376	315,280	28,552

Total Investments	485,848	625,198	51,886	1,285,234	107,389

Dividends Receivable	472	555	63	1,469	157
Receivable for Capital Shares Issued	618	721	—	1,116	273
Receivable for Investment Securities Sold	3,174	—	—	3,648	235
Prepaid Expenses	12	11	7	23	6

Total Assets	490,124	626,485	51,956	1,291,490	108,060

Liabilities:
Payable for Investment Securities Purchased	—	—	—	7,934	107
Payable for Capital Shares Redeemed	534	417	—	426	34
Payable Upon Return of Securities Loaned	89,356	136,846	—	243,940	26,685
Investment Advisory Fees Payable	274	296	34	644	66
Administration, Fund Accounting and Transfer Agency Fees Payable	14	17	2	24	5
Compliance Services Fees Payable	9	6	1	13	2
Distribution and Service Fees Payable	21	20	—	18	4
Custodian Fees Payable	5	4	6	8	6
Trustee Fees Payable	3	3	1	8	1
Accrued Expenses	45	43	10	72	14

Total Liabilities	90,261	137,652	54	253,087	26,924

Net Assets	$399,863	$488,833	$51,902	$1,038,403	$81,136

Net Assets Consist of:
Capital	$738,944	$621,159	$98,320	$1,576,667	$128,285
Accumulated Net Investment Income	140	95	39	194	2
Accumulated Net Realized Loss from Investment Transactions	(299,591)	(88,753)	(44,261)	(389,292)	(23,586)
Net Unrealized Depreciation on Investments	(39,630)	(43,668)	(2,196)	(149,166)	(23,565)

Net Assets	$399,863	$488,833	$51,902	$1,038,403	$81,136

Net Assets:
I Shares	$361,038	$439,356	$51,282	$998,608	$74,341
A Shares	17,254	35,431	268	24,385	3,592
C Shares	21,571	14,046	352	15,410	3,203
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	40,197	66,868	7,106	124,952	11,908
A Shares	1,900	5,796	37	3,063	608
C Shares	2,439	2,560	51	1,959	608
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$8.98	$6.57	$7.22	$7.99	$6.24
A Shares	9.08	6.11	7.15	7.96	5.91
C Shares(b)	8.84	5.49	6.90	7.87	5.27
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$8.98	$6.57	$7.22	$7.99	$6.24
A Shares	9.63	6.48	7.59	8.45	6.27
C Shares	8.84	5.49	6.90	7.87	5.27
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $87,041, $133,378, $—, $236,305 and $25,973, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

96

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

	Mid-Cap	Real	Select Large	Small Cap	Small Cap
	Value	Estate	Cap Growth	Growth	Value
	Equity Fund	130/30 Fund	Stock Fund	Stock Fund	Equity Fund

Assets:
Total Investments, at Cost	$299,584	$6,543	$152,217	$436,444	$497,341

Investments, at Value*	$221,791	$5,896	$105,515	$279,006	$323,814
Investments in Affiliates, at Value	43,623	—	34,382	122,278	91,864

Total Investments	265,414	5,896	139,897	401,284	415,678

Dividends Receivable	355	47	68	146	588
Receivable for Capital Shares Issued	328	—	27	520	182
Receivable for Investment Securities Sold	2,982	306	—	2,617	—
Prepaid Expenses	13	22	9	13	19

Total Assets	269,092	6,271	140,001	404,580	416,467

Liabilities:
Payable for Investment Securities Purchased	2,291	323	—	1,497	—
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $1,419, $—, $—, and $—, respectively)	—	1,365	—	—	—
Payable for Capital Shares Redeemed	117	—	17	313	502
Payable Upon Return of Securities Loaned	30,558	—	28,924	114,015	86,138
Dividends Payable for Securities Sold Short	—	5	—	—	—
Investment Advisory Fees Payable	185	1	74	267	288
Administration, Fund Accounting and Transfer Agency Fees Payable	6	—	5	12	9
Compliance Services Fees Payable	4	—	1	6	5
Distribution and Service Fees Payable	2	—	12	7	9
Custodian Fees Payable	6	1	2	10	5
Trustee Fees Payable	2	—	1	3	2
Accrued Expenses	25	7	13	41	33

Total Liabilities	33,196	1,702	29,049	116,171	86,991

Net Assets	$235,896	$4,569	$110,952	$288,409	$329,476

Net Assets Consist of:
Capital	$384,394	$7,684	$200,845	$463,266	$508,594
Accumulated Net Investment Income (Loss)	82	—	—	(4)	286
Accumulated Net Realized Loss from Investment Transactions	(114,410)	(2,522)	(77,573)	(139,693)	(97,741)
Net Unrealized Depreciation on Investments	(34,170)	(593)	(12,320)	(35,160)	(81,663)

Net Assets	$235,896	$4,569	$110,952	$288,409	$329,476

Net Assets:
I Shares	$231,035	$4,567	$95,540	$273,548	$316,142
A Shares	2,912	—	175	8,294	2,243
C Shares	1,949	2	15,237	6,567	11,091
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	35,799	1,094	4,839	32,102	41,760
A Shares	453	—	9	1,026	300
C Shares	305	1	847	925	1,540
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$6.45	$4.17	$19.74	$8.52	$7.57
A Shares	6.42	N/A	19.54	8.08	7.47
C Shares(b)	6.38	4.16	17.99	7.10	7.20
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$6.45	$4.17	$19.74	$8.52	$7.57
A Shares	6.81	N/A	20.73	8.57	7.93
C Shares	6.38	4.16	17.99	7.10	7.20
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $29,672, $—, $28,231, $110,657, and $83,764, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

97

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

		Life Vision	Life Vision	Life Vision	Life Vision
	U.S. Equity	Aggressive	Conservative	Growth and	Moderate
	130/30 Fund	Growth Fund	Fund	Income Fund	Growth Fund

Assets:
Total Investments, at Cost	$4,463	$25,542	$9,900	$69,012	$152,122

Investments, at Value	$4,251	$373	$470	$456	$3,161
Investments in Affiliates, at Value	—	17,854	8,870	53,359	124,491

Total Investments	4,251	18,227	9,340	53,815	127,652

Dividends Receivable	6	—	27	58	256
Receivable for Capital Shares Issued	—	8	86	17	44
Receivable from Adviser	1	—	1	—	—
Prepaid Expenses	22	3	3	6	14

Total Assets	4,280	18,238	9,457	53,896	127,966

Liabilities:
Payable for Investment Securities Sold Short, at Value (Proceeds $954, $—, $—, $—, and $—, respectively)	976	—	—	—	—
Payable for Capital Shares Redeemed	—	12	62	122	37
Investment Advisory Fees Payable	—	—	—	2	6
Administration, Fund Accounting and Transfer Agency Fees Payable	1	1	—	3	6
Compliance Services Fees Payable	—	—	—	1	2
Distribution and Service Fees Payable	—	2	4	8	16
Custodian Fees Payable	2	2	2	2	2
Trustee Fees Payable	—	—	—	—	1
Accrued Expenses	7	7	2	10	16

Total Liabilities	986	24	70	148	86

Net Assets	$3,294	$18,214	$9,387	$53,748	$127,880

Net Assets Consist of:
Capital	$5,454	$27,276	$10,454	$71,730	$157,960
Accumulated Net Investment Income	3	—	17	15	142
Accumulated Net Realized Loss from Investment Transactions	(1,929)	(1,747)	(524)	(2,800)	(5,752)
Net Unrealized Depreciation on Investments	(234)	(7,315)	(560)	(15,197)	(24,470)

Net Assets	$3,294	$18,214	$9,387	$53,748	$127,880

Net Assets:
I Shares	$3,294	$13,411	$3,778	$40,472	$103,606
A Shares	—	1,815	584	2,776	5,845
B Shares	—	1,912	3,052	7,656	6,024
C Shares	—	1,076	1,973	2,844	12,405
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	581	2,649	385	5,765	13,343
A Shares	—	360	59	396	754
B Shares	—	387	311	1,095	780
C Shares	—	215	202	410	1,607
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$5.67	$5.06	$9.81	$7.02	$7.76
A Shares	N/A	5.04	9.81	7.00	7.75
B Shares(b)	N/A	4.94	9.80	6.99	7.72
C Shares(b)	N/A	5.00	9.77	6.94	7.72
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$5.67	$5.06	$9.81	$7.02	$7.76
A Shares	N/A	5.35	10.30	7.43	8.22
B Shares	N/A	4.94	9.80	6.99	7.72
C Shares	N/A	5.00	9.77	6.94	7.72
Maximum Sales Charge — A Shares	5.75%	5.75%	4.75%	5.75%	5.75%

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

98

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

	Aggressive	Emerging	International		International
	Growth	Growth	Equity	International	Equity
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund

Investment Income:
Interest Income	$—	$—	$5	$95	$33
Dividend Income	788	254	2,965	29,514	34,275
Dividend Income from Affiliated Investment Companies	40	49	—	—	—
Net Income from Securities Lending	277	198	—	1,702	2,240
Less: Foreign Taxes Withheld	—	—	(197)	(3,033)	(3,578)

Total Investment Income	1,105	501	2,773	28,278	32,970

Expenses:
Investment Advisory Fees	2,724	1,128	962	7,630	3,809
Administration, Fund Accounting and Transfer Agency Fees	69	28	69	227	293
Compliance Services Fees	6	2	2	18	17
Distribution and Service Fees — A Shares	2	1	—	23	13
Distribution and Service Fees — C Shares	20	1	—	44	43
Dividend Expense on Securities Sold Short	—	—	1,008	—	—
Custodian Fees	13	7	117	401	493
Printing Fees	15	6	4	31	36
Professional Fees	9	3	7	34	23
Registration Fees	31	24	45	34	32
Trustee Fees	6	2	2	20	16
Other Fees	11	4	4	34	24

Total Expenses	2,906	1,206	2,220	8,496	4,799
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(26)	—	(9)
Less: Administration Fees Waived	(3)	(1)	(16)	(9)	(10)

Net Expenses	2,903	1,205	2,178	8,487	4,780

Net Investment Income (Loss)	(1,798)	(704)	595	19,791	28,190

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	(39,836)	(31,321)	(74,378)	(339,550)	(66,455)
Securities Sold Short	—	—	17,626	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	(52,815)	(20,743)	(13,786)	(154,998)	(434,336)
Securities Sold Short	—	—	311	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(92,651)	(52,064)	(70,227)	(494,548)	(500,791)

Change in Net Assets from Operations	$(94,449)	$(52,768)	$(69,632)	$(474,757)	$(472,601)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

99

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Large Cap	Mid-Cap
	Core	Growth	Quantitative	Value	Core
	Equity Fund	Stock Fund	Equity Fund	Equity Fund	Equity Fund

Investment Income:
Dividend Income	$18,824	$7,559	$1,761	$34,511	$2,501
Dividend Income from Affiliated Investment
Companies	222	365	14	1,617	28
Net Income from Securities Lending	844	637	—	1,228	254

Total Investment Income	19,890	8,561	1,775	37,356	2,783

Expenses:
Investment Advisory Fees	7,393	5,399	798	8,679	1,391
Administration, Fund Accounting and Transfer Agency Fees	258	192	29	311	49
Compliance Services Fees	14	13	6	26	3
Distribution and Service Fees — A Shares	66	153	1	110	19
Distribution and Service Fees — C Shares	340	210	6	227	53
Custodian Fees	23	18	30	33	15
Printing Fees	35	35	4	59	8
Professional Fees	21	17	6	33	4
Registration Fees	39	35	28	35	34
Trustee Fees	18	13	2	25	3
Other Fees	36	40	6	35	13

Total Expenses	8,243	6,125	916	9,573	1,592
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(117)	(5)	—	—
Less: Administration Fees Waived	(66)	(68)	(11)	(15)	(7)

Net Expenses	8,177	5,940	900	9,558	1,585

Net Investment Income (Loss)	11,713	2,621	875	27,798	1,198

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions	(249,651)	(83,514)	(30,101)	(350,018)	(22,234)
Net Change in Unrealized Appreciation/Depreciation on Investments	(170,157)	(116,311)	244	(142,544)	(41,706)

Net Realized and Unrealized Gain (Loss) on Investments	(419,808)	(199,825)	(29,857)	(492,562)	(63,940)

Change in Net Assets from Operations	$(408,095)	$(197,204)	$(28,982)	$(464,764)	$(62,742)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

100

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

	Mid-Cap	Real	Select Large	Small Cap	Small Cap
	Value	Estate	Cap Growth	Growth	Value
	Equity Fund	130/30 Fund	Stock Fund	Stock Fund	Equity Fund

Investment Income:
Dividend Income	$6,421	$254	$1,340	$1,707	$9,838
Dividend Income from Affiliated Investment Companies	187	—	92	261	294
Net Income from Securities Lending	630	—	99	1,956	1,362
Less: Foreign Taxes Withheld	—	—	—	—	(6)

Total Investment Income	7,238	254	1,531	3,924	11,488

Expenses:
Investment Advisory Fees	2,557	58	936	4,983	4,684
Administration, Fund Accounting and Transfer Agency Fees	75	5	48	138	122
Compliance Services Fees	7	—	3	10	11
Distribution and Service Fees — A Shares	15	—	1	39	10
Distribution and Service Fees — C Shares	30	—	207	109	112
Dividend Expense on Securities Sold Short	—	98	—	—	—
Custodian Fees	18	11	6	28	21
Printing Fees	17	—	8	24	31
Professional Fees	9	6	4	13	14
Registration Fees	34	45	28	36	38
Trustee Fees	7	—	3	10	10
Other Fees	12	5	18	19	35

Total Expenses	2,781	228	1,262	5,409	5,088
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(62)	(3)	—	(9)
Less: Administration Fees Waived	(3)	(1)	(6)	(18)	(22)

Net Expenses	2,778	165	1,253	5,391	5,057

Net Investment Income (Loss)	4,460	89	278	(1,467)	6,431

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	(87,838)	(4,127)	(14,703)	(114,186)	(95,887)
Securities Sold Short	—	1,101	—	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(13,072)	(691)	(22,976)	(68,531)	(48,980)
Securities Sold Short	—	(31)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	(100,910)	(3,748)	(37,679)	(182,717)	(144,867)

Change in Net Assets from Operations	$(96,450)	$(3,659)	$(37,401)	$(184,184)	$(138,436)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

101

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

		Life Vision	Life Vision	Life Vision	Life Vision
	U.S. Equity	Aggressive	Conservative	Growth and	Moderate
	130/30 Fund	Growth Fund	Fund	Income Fund	Growth Fund

Investment Income:
Dividend Income	$100	$9	$4	$16	$42
Dividend Income from Affiliated Investment Companies	—	387	426	1,876	4,922

Total Investment Income	100	396	430	1,892	4,964

Expenses:
Investment Advisory Fees	42	26	10	73	150
Administration, Fund Accounting and Transfer Agency Fees	11	11	4	30	59
Compliance Services Fees	—	1	—	2	4
Distribution and Service Fees — A Shares	—	7	2	12	22
Distribution and Service Fees — B Shares	—	24	30	84	63
Distribution and Service Fees — C Shares	—	14	9	42	167
Dividend Expense on Securities Sold Short	27	—	—	—	—
Custodian Fees	15	5	8	7	8
Printing Fees	—	3	2	10	22
Professional Fees	7	1	—	4	7
Registration Fees	45	9	8	12	34
Trustee Fees	—	1	—	2	4
Other Fees	1	4	4	9	22

Total Expenses	148	106	77	287	562
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(74)	(3)	(14)	(4)	(6)
Less: Administration Fees Waived	(1)	(4)	(2)	(5)	(9)

Net Expenses	73	99	61	278	547

Net Investment Income (Loss)	27	297	369	1,614	4,417

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions*	(2,223)	(834)	(356)	(1,049)	(2,262)
Securities Sold Short	547	—	—	—	—
Capital Gain Received from Investments in Affiliated Investment Companies	—	92	10	203	291
Net Change in Unrealized Appreciation/Depreciation on:
Investments*	145	(10,097)	(733)	(20,909)	(30,770)
Securities Sold Short	(5)	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	(1,536)	(10,839)	(1,079)	(21,755)	(32,741)

Change in Net Assets from Operations	$(1,509)	$(10,542)	$(710)	$(20,141)	$(28,324)

*	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

102

STATEMENTS OF CASH FLOWS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

	International	Real Estate	U.S. Equity
	Equity 130/30	130/30	130/30
	Fund	Fund	Fund

Cash Flow from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,632)	$(3,659)	$(1,509)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets resulting from Operations to Net Cash Used in Operating Activities:
Purchases of Investments	(792,813)	(32,803)	(16,875)
Proceeds from Investment Securities Sold	620,683	28,767	16,237
Proceeds from Investment Securities Sold Short	202,935	9,016	5,297
Purchases to Cover Securities Sold Short	(165,385)	(8,114)	(5,095)
Net Realized (Gain)/Loss from Investments	56,752	3,026	1,676
Change in Net Unrealized Appreciation/Depreciation from Investments	13,475	722	(140)
Change in Assets and Liabilities:
Decrease (Increase) in Assets:
Foreign Currency	(678)	—	—
Interest and Dividends Receivable	(376)	(10)	—
Reclaims Receivable	(76)	—	—
Receivable for Investment Securities Sold	(2,073)	(306)	282
Receivable from Adviser	49	9	10
Receivable for Capital Shares Issued	(57)	—	—
Prepaid Expenses	4	7	7
(Decrease) Increase in Liabilities:
Payable for Investment Securities Purchased	2,234	323	(291)
Dividends Payable for Securities Sold Short	25	1	(1)
Payable for Capital Shares Redeemed	50	—	—
Investment Advisory Fees Payable	71	(3)	1
Administration, Fund Accounting Fees Payable and Transfer Agent Fees Payable	1	(1)	—
Compliance Service Fees Payable	2	—	—
Custodian Fees Payable	(2)	(1)	(4)
Trustee Fees Payable	1	—	—
Accrued Expenses	16	6	6

Net Cash Used in Operating Activities	(134,794)	(3,020)	(399)

Cash Flow from Financing Activities:
Proceeds from Shares Issued	152,894	3,059	423
Cost from Shares Redeemed	(17,755)	(2)	(1)
Dividends and Distributions to Shareholders	(315)	(2)	—
Payable for Fund Overdraft	(30)	(35)	(23)

Net Cash Provided by Financing Activities	134,794	3,020	399

Net Increase in Cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	$—	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

Non-cash financing activities not included herein consists of reinvestments of dividends of $35, $188 and $26 for International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, respectively.

See Notes to Financial Statements.

103

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Emerging Growth		International		International
	Stock Fund		Stock Fund		Equity 130/30 Fund		Equity Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	12/26/07*-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$(1,798)	$(2,469)	$(704)	$(929)	$595	$(7)	$19,791	$24,670
Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	(39,836)	31,134	(31,321)	13,996	(56,752)	(430)	(339,550)	103,684
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	(52,815)	(35,691)	(20,743)	(20,002)	(13,475)	(220)	(154,998)	(166,780)

Change in Net Assets from Operations	(94,449)	(7,026)	(52,768)	(6,935)	(69,632)	(657)	(474,757)	(38,426)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	(350)	—	(16,480)	(25,075)
A Shares	—	—	—	—	—	—	(132)	(306)
C Shares	—	—	—	—	—	—	(51)	(106)
Net Realized Gains:
I Shares	(4,869)	(10,251)	(3,009)	(12,358)	—	—	(14,078)	(159,154)
A Shares	(12)	(30)	(11)	(84)	—	—	(135)	(2,105)
C Shares	(38)	(96)	(2)	(12)	—	—	(87)	(1,108)

Total Dividends and Distributions	(4,919)	(10,377)	(3,022)	(12,454)	(350)	—	(30,963)	(187,854)

Change in Net Assets from Capital Transactions	(57,007)	106	4,558	25,025	135,174	5,000	(411,014)	146,586

Change in Net Assets	(156,375)	(17,297)	(51,232)	5,636	65,192	4,343	(916,734)	(79,694)

Net Assets:
Beginning of Period	310,095	327,392	117,428	111,792	4,343	—	1,108,522	1,188,216

End of Period	$153,720	$310,095	$66,196	$117,428	$69,535	$4,343	$191,788	$1,108,522

Accumulated Net Investment Income (Loss), End of Period	$(1)	$(5)	$(4)	$(8)	$50	$(11)	$1,467	$1

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

104

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Aggressive Growth		Emerging Growth		International		International
	Stock Fund		Stock Fund		Equity 130/30 Fund		Equity Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	12/26/07*-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$53,115	$120,674	$42,280	$64,236	$152,857	$5,000	$118,540	$340,421
Dividends Reinvested	2,447	5,115	953	3,633	35	—	12,140	74,643
Cost of Shares Redeemed	(111,911)	(125,214)	(38,361)	(43,040)	(17,740)	—	(537,071)	(269,376)

Change in Net Assets from I Shares	(56,349)	575	4,872	24,829	135,152	5,000	(406,391)	145,688

A Shares**:
Proceeds from Shares Issued	72	981	23	563	34	—	395	6,187
Dividends Reinvested	10	25	10	66	—	—	233	2,020
Cost of Shares Redeemed	(330)	(547)	(321)	(451)	(15)	—	(4,055)	(7,093)

Change in Net Assets from A Shares	(248)	459	(288)	178	19	—	(3,427)	1,114

C Shares**:
Proceeds from Shares Issued	24	50	—	47	3	—	120	501
Dividends Reinvested	35	91	1	11	—	—	135	1,187
Cost of Shares Redeemed	(469)	(1,069)	(27)	(40)	—	—	(1,451)	(1,904)

Change in Net Assets from C Shares	(410)	(928)	(26)	18	3	—	(1,196)	(216)

Change in Net Assets from Capital Transactions	$(57,007)	$106	$4,558	$25,025	$135,174	$5,000	$(411,014)	$146,586

Share Transactions:
I Shares:
Issued	5,055	8,851	4,697	4,764	20,197	500	10,294	21,017
Reinvested	329	353	152	255	8	—	1,677	4,740
Redeemed	(11,216)	(9,286)	(5,105)	(3,057)	(3,653)	—	(61,938)	(15,914)

Change in I Shares	(5,832)	(82)	(256)	1,962	16,552	500	(49,967)	9,843

A Shares**:
Issued	10	70	2	38	4	—	37	359
Reinvested	1	2	2	5	—	—	33	130
Redeemed	(31)	(41)	(38)	(33)	(2)	—	(406)	(443)

Change in A Shares	(20)	31	(34)	10	2	—	(336)	46

C Shares**:
Issued	2	4	—	3	—	—	13	32
Reinvested	5	7	—	1	—	—	20	82
Redeemed	(49)	(83)	(2)	(3)	—	—	(159)	(126)

Change in C Shares	(42)	(72)	(2)	1	—	—	(126)	(12)

Change in Shares	(5,894)	(123)	(292)	1,973	16,554	500	(50,429)	9,877

*	Commencement of Operations.
**	Commencement of Operations was 07/02/08 and 08/21/08, for International Equity 130/30 Fund A Shares and C Shares, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

105

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International Equity		Large Cap Core		Large Cap Growth		Large Cap Quantitative
	Index Fund		Equity Fund		Stock Fund		Equity Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/30/09	03/31/08

Operations:
Net Investment Income (Loss)	$28,190	$29,187	$11,713	$18,810	$2,621	$3,360	$875	$1,747
Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	(66,455)	27,147	(249,651)	23,357	(83,514)	123,995	(30,101)	(5,691)
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	(434,336)	(79,504)	(170,157)	(186,337)	(116,311)	(89,661)	244	(10,191)

Change in Net Assets from Operations	(472,601)	(23,170)	(408,095)	(144,170)	(197,204)	37,694	(28,982)	(14,135)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(28,597)	(27,049)	(11,052)	(18,214)	(2,391)	(3,174)	(828)	(1,790)
A Shares	(166)	(166)	(325)	(438)	(109)	(208)	(3)	(4)
C Shares	(149)	(113)	(189)	(163)	(21)	(50)	(2)	—
Tax Return of Capital
I Shares	—	—	—	(31)	—	—	—	(11)
A Shares	—	—	—	(1)	—	—	—	—
C Shares	—	—	—	(1)	—	—	—	—
Net Realized Gains:
I Shares	—	—	—	(139,555)	(3,045)	(157,411)	—	(29,674)
A Shares	—	—	—	(4,238)	(282)	(19,487)	—	(126)
C Shares	—	—	—	(5,769)	(124)	(9,172)	—	(145)

Total Dividends and Distributions	(28,912)	(27,328)	(11,566)	(168,410)	(5,972)	(189,502)	(833)	(31,750)

Change in Net Assets from Capital Transactions	262,410	13,287	(502,124)	(36,057)	(35,348)	(344,543)	(156,013)	(27,710)

Change in Net Assets	(239,103)	(37,211)	(921,785)	(348,637)	(238,524)	(496,351)	(185,828)	(73,595)

Net Assets:
Beginning of Period	970,737	1,007,948	1,321,648	1,670,285	727,357	1,223,708	237,730	311,325

End of Period	$731,634	$970,737	$399,863	$1,321,648	$488,833	$727,357	$51,902	$237,730

Accumulated Net Investment Income (Loss), End of Period	$993	$1,665	$140	$(7)	$95	$(5)	$39	$(3)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

106

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International Equity		Large Cap Core		Large Cap Growth
	Index Fund		Equity Fund		Stock Fund		Large Cap Quantitative Equity Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$529,140	$325,920	$157,702	$403,254	$211,667	$285,723	$11,973	$77,243
Dividends Reinvested	17,665	15,453	4,476	74,869	2,644	98,027	534	13,737
Cost of Shares Redeemed	(282,555)	(327,766)	(648,003)	(501,360)	(233,668)	(730,987)	(167,787)	(118,727)

Change in Net Assets from I Shares	264,250	13,607	(485,825)	(23,237)	(19,357)	(347,237)	(155,280)	(27,747)

A Shares:
Proceeds from Shares Issued	399	3,254	639	7,608	1,115	4,566	—	709
Dividends Reinvested	130	123	290	4,160	378	19,005	3	122
Cost of Shares Redeemed	(1,189)	(2,833)	(7,405)	(14,301)	(11,919)	(20,085)	(369)	(742)

Change in Net Assets from A Shares	(660)	544	(6,476)	(2,533)	(10,426)	3,486	(366)	89

C Shares:
Proceeds from Shares Issued	428	728	288	1,045	262	686	9	29
Dividends Reinvested	142	107	179	5,630	140	8,871	2	138
Cost of Shares Redeemed	(1,750)	(1,699)	(10,290)	(16,962)	(5,967)	(10,349)	(378)	(219)

Change in Net Assets from C Shares	(1,180)	(864)	(9,823)	(10,287)	(5,565)	(792)	(367)	(52)

Change in Net Assets from Capital Transactions	$262,410	$13,287	$(502,124)	$(36,057)	$(35,348)	$(344,543)	$(156,013)	$(27,710)

Share Transactions:
I Shares:
Issued	50,092	16,896	12,910	23,698	29,088	23,966	1,124	5,798
Reinvested	1,756	786	416	4,573	390	8,602	60	1,056
Redeemed	(22,588)	(17,256)	(60,168)	(28,621)	(26,260)	(54,888)	(14,455)	(8,425)

Change in I Shares	29,260	426	(46,842)	(350)	3,218	(22,320)	(13,271)	(1,571)

A Shares:
Issued	31	166	54	424	146	372	—	51
Reinvested	13	6	27	251	62	1,790	—	9
Redeemed	(96)	(149)	(636)	(829)	(1,546)	(1,658)	(35)	(56)

Change in A Shares	(52)	23	(555)	(154)	(1,338)	504	(35)	4

C Shares:
Issued	39	38	24	61	34	62	1	3
Reinvested	15	6	19	350	26	924	—	11
Redeemed	(157)	(93)	(907)	(1,006)	(839)	(934)	(38)	(18)

Change in C Shares	(103)	(49)	(864)	(595)	(779)	52	(37)	(4)

Change in Shares	29,105	400	(48,261)	(1,099)	1,101	(21,764)	(13,343)	(1,571)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

107

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Value		Mid-Cap Core		Mid-Cap Value			Real Estate
	Equity Fund		Equity Fund		Equity Fund			130/30 Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-		04/01/08-	12/26/07*-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08		03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$27,798	$20,543	$1,198	$1,561	$4,460	$4,510		$89	$22
Net Realized Gain (Loss) from Investment Transactions	(350,018)	38,999	(22,234)	22,544	(87,838)	1,206		(3,026)	22
Net Change in Unrealized Appreciation/Depreciation on Investments	(142,544)	(135,590)	(41,706)	(43,429)	(13,072)	(33,320)		(722)	129

Change in Net Assets from Operations	(464,764)	(76,048)	(62,742)	(19,324)	(96,450)	(27,604)		(3,659)	173

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(26,780)	(19,035)	(1,090)	(1,662)	(4,291)	(4,406)		(91)	(34)
A Shares	(747)	(943)	(40)	(47)	(58)	(74)		—	—
C Shares	(309)	(339)	(20)	(12)	(18)	(30)		—	—
Tax Return of Capital
I Shares	—	—	—	—	—	—	(a)	(23)	—
A Shares	—	—	—	—	—	—	(a)	—	—
C Shares	—	—	—	—	—	—	(a)	—	—
Net Realized Gains:
I Shares	—	(103,923)	(5,269)	(23,007)	—	(49,371	)(b)	(76)	—
A Shares	—	(6,143)	(287)	(1,059)	—	(1,240	)(b)	—	—
C Shares	—	(3,763)	(262)	(1,008)	—	(902	)(b)	—	—

Total Dividends and Distributions	(27,836)	(134,146)	(6,968)	(26,795)	(4,367)	(56,023)		(190)	(34)

Change in Net Assets from Capital Transactions	555,783	189,310	(50,619)	(109,019)	66,912	64,848		3,245	5,034

Change in Net Assets	63,183	(20,884)	(120,329)	(155,138)	(33,905)	(18,779)		(604)	5,173

Net Assets:
Beginning of Period	975,220	996,104	201,465	356,603	269,801	288,580		5,173	—

End of Period	$1,038,403	$975,220	$81,136	$201,465	$235,896	$269,801		$4,569	$5,173

Accumulated Net Investment Income (Loss), End of Period	$194	$232	$2	$26	$82	$145		$—	$—

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Amounts are revised from prior financial statements which disclosed $(1,122), $(28) and $(21) for I Shares, A Shares and C Shares, respectively.

(b)	Amounts are revised from prior financial statements which disclosed $(48,249), $(1,212) and $(881) for I Shares, A Shares and C Shares, respectively.

See Notes to Financial Statements.

108

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Value		Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		Equity Fund		130/30 Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	12/26/07*-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$754,480	$355,893	$15,260	$41,538	$141,200	$127,267	$3,054	$5,000
Dividends Reinvested	13,952	94,656	4,962	15,639	1,982	27,334	188	34
Cost of Shares Redeemed	(200,154)	(252,509)	(67,839)	(163,505)	(71,913)	(95,646)	(2)	—

Change in Net Assets from I Shares	568,278	198,040	(47,617)	(106,328)	71,269	58,955	3,240	5,034

A Shares:
Proceeds from Shares Issued	1,097	3,635	169	1,225	919	8,394	—	—
Dividends Reinvested	711	6,747	307	1,030	52	1,122	—	—
Cost of Shares Redeemed	(9,725)	(14,704)	(2,156)	(3,319)	(4,308)	(2,786)	—	—

Change in Net Assets from A Shares	(7,917)	(4,322)	(1,680)	(1,064)	(3,337)	6,730	—	—

C Shares**:
Proceeds from Shares Issued	247	705	112	78	82	321	5	—
Dividends Reinvested	292	3,958	259	970	17	888	—	—
Cost of Shares Redeemed	(5,117)	(9,071)	(1,693)	(2,675)	(1,119)	(2,046)	—	—

Change in Net Assets from C Shares	(4,578)	(4,408)	(1,322)	(1,627)	(1,020)	(837)	5	—

Change in Net Assets from Capital Transactions	$555,783	$189,310	$(50,619)	$(109,019)	$66,912	$64,848	$3,245	$5,034

Share Transactions:
I Shares:
Issued	71,004	23,915	1,794	3,029	17,733	10,739	557	500
Reinvested	1,435	6,778	750	1,236	266	2,480	34	3
Redeemed	(20,239)	(17,007)	(7,116)	(11,826)	(9,143)	(7,708)	—	—

Change in I Shares	52,200	13,686	(4,572)	(7,561)	8,856	5,511	591	503

A Shares:
Issued	113	242	20	90	117	689	—	—
Reinvested	72	485	50	86	7	103	—	—
Redeemed	(974)	(1,012)	(267)	(258)	(486)	(236)	—	—

Change in A Shares	(789)	(285)	(197)	(82)	(362)	556	—	—

C Shares**:
Issued	24	50	17	7	10	24	1	—
Reinvested	31	289	47	90	3	82	—	—
Redeemed	(509)	(621)	(213)	(232)	(136)	(164)	—	—

Change in C Shares	(454)	(282)	(149)	(135)	(123)	(58)	1	—

Change in Shares	50,957	13,119	(4,918)	(7,778)	8,371	6,009	592	503

*	Commencement of Operations.

**	Commencement of operations was 05/05/08 for Real Estate 130/30 Fund C Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

109

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap Growth		Small Cap Value		U.S. Equity
	Growth Stock Fund		Stock Fund		Equity Fund		130/30 Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	12/26/07*-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$278	$40	$(1,467)	$(4,166)	$6,431	$7,624	$27	$6
Net Realized Gain (Loss) from Investment Transactions	(14,703)	7,032	(114,186)	116,819	(95,887)	82,203	(1,676)	(251)
Net Change in Unrealized Appreciation/Depreciation on Investments	(22,976)	(646)	(68,531)	(129,557)	(48,980)	(150,184)	140	(374)

Change in Net Assets from Operations	(37,401)	6,426	(184,184)	(16,904)	(138,436)	(60,357)	(1,509)	(619)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(278)	(93)	—	—	(6,421)	(6,867)	(26)	(6)
A Shares	—	—	—	—	(51)	(59)	—	—
C Shares	—	—	—	—	(183)	(288)	—	—
Tax Return of Capital:
I Shares	(29)	—	—	(2,930)	—	—	—	—
A Shares	—	—	—	(111)	—	—	—	—
C Shares	—	—	—	(104)	—	—	—	—
Net Realized Gains:
I Shares	—	—	—	(175,625)	(6,363)	(149,092)	—	—
A Shares	—	—	—	(6,621)	(58)	(1,715)	—	—
C Shares	—	—	—	(6,200)	(261)	(7,950)	—	—

Total Dividends and Distributions	(307)	(93)	—	(191,591)	(13,337)	(165,971)	(26)	(6)

Change in Net Assets from Capital Transactions	24,804	(13,770)	(48,895)	(161,452)	(15,305)	5,345	448	5,006

Change in Net Assets	(12,904)	(7,437)	(233,079)	(369,947)	(167,078)	(220,983)	(1,087)	4,381

Net Assets:
Beginning of Period	123,856	131,293	521,488	891,435	496,554	717,537	4,381	—

End of Period	$110,952	$123,856	$288,409	$521,488	$329,476	$496,554	$3,294	$4,381

Accumulated Net Investment Income (Loss), End of Period	$—	$—	$(4)	$(4)	$286	$510	$3	$1

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

110

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap		Small Cap Value		U.S. Equity
	Growth Stock Fund		Growth Stock Fund		Equity Fund		130/30 Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	12/26/07*-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$58,405	$53,342	$130,179	$193,813	$109,452	$105,880	$423	$5,000
Dividends Reinvested	135	37	—	160,171	11,304	134,794	26	6
Cost of Shares Redeemed	(29,528)	(59,313)	(172,923)	(515,343)	(129,771)	(233,111)	(1)	—

Change in Net Assets from I Shares	29,012	(5,934)	(42,744)	(161,359)	(9,015)	7,563	448	5,006

A Shares:
Proceeds from Shares Issued	371	577	537	2,216	306	974	—	—
Dividends Reinvested	—	—	—	6,316	81	1,521	—	—
Cost of Shares Redeemed	(544)	(369)	(3,477)	(8,658)	(1,646)	(2,820)	—	—

Change in Net Assets from A Shares	(173)	208	(2,940)	(126)	(1,259)	(325)	—	—

C Shares:
Proceeds from Shares Issued	194	166	219	224	258	299	—	—
Dividends Reinvested	—	—	—	6,017	419	7,562	—	—
Cost of Shares Redeemed	(4,229)	(8,210)	(3,430)	(6,208)	(5,708)	(9,754)	—	—

Change in Net Assets from C Shares	(4,035)	(8,044)	(3,211)	33	(5,031)	(1,893)	—	—

Change in Net Assets from Capital Transactions	$24,804	$(13,770)	$(48,895)	$(161,452)	$(15,305)	$5,345	$448	$5,006

Share Transactions:
I Shares:
Issued	2,623	1,794	11,194	10,325	11,948	7,204	76	500
Reinvested	6	1	—	10,017	1,357	10,699	4	1
Redeemed	(1,205)	(2,021)	(15,349)	(25,118)	(13,557)	(14,777)	—	—

Change in I Shares	1,424	(226)	(4,155)	(4,776)	(252)	3,126	80	501

A Shares:
Issued	13	19	49	114	35	58	—	—
Reinvested	—	—	—	415	10	123	—	—
Redeemed	(24)	(13)	(303)	(468)	(188)	(182)	—	—

Change in A Shares	(11)	6	(254)	61	(143)	(1)	—	—

C Shares:
Issued	10	6	20	16	34	19	—	—
Reinvested	—	—	—	446	53	630	—	—
Redeemed	(187)	(302)	(354)	(370)	(635)	(666)	—	—

Change in C Shares	(177)	(296)	(334)	92	(548)	(17)	—	—

Change in Shares	1,236	(516)	(4,743)	(4,623)	(943)	3,108	80	501

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

111

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Life Vision		Life Vision Growth		Life Vision Moderate
	Life Vision Aggressive Growth Fund		Conservative Fund		and Income Fund		Growth Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$298	$486	$369	$366	$1,614	$2,241	$4,417	$5,975
Net Realized Gain (Loss) from Investment Transactions*	(835)	5,236	(356)	(129)	(1,049)	6,410	(2,262)	2,423
Capital Gain Received from Investments in Affiliated Investment Companies	92	3,409	10	254	203	6,168	291	9,266
Net Change in Unrealized Appreciation/ Depreciation on Investments*	(10,097)	(9,753)	(733)	(223)	(20,909)	(15,273)	(30,770)	(15,461)

Change in Net Assets from Operations	(10,542)	(622)	(710)	268	(20,141)	(454)	(28,324)	2,203

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(307)	(1,202)	(214)	(167)	(1,496)	(2,935)	(4,363)	(6,115)
A Shares	(35)	(113)	(28)	(23)	(95)	(195)	(253)	(342)
B Shares	(30)	(153)	(157)	(153)	(225)	(483)	(246)	(367)
C Shares	(11)	(55)	(41)	(24)	(75)	(170)	(451)	(633)
Tax Return of Capital:
I Shares	(2)	—	—	—	—	—	—	—
A Shares	—	—	—	—	—	—	—	—
B Shares	—	—	—	—	—	—	—	—
C Shares	—	—	—	—	—	—	—	—
Net Realized Gains:
I Shares	(3,205)	(4,823)	(54)	(69)	(6,627)	(5,689)	(6,073)	(2,580)
A Shares	(446)	(495)	(8)	(8)	(458)	(426)	(388)	(158)
B Shares	(546)	(726)	(47)	(66)	(1,294)	(1,189)	(408)	(185)
C Shares	(256)	(265)	(10)	(10)	(501)	(446)	(830)	(341)

Total Dividends and Distributions	(4,838)	(7,832)	(559)	(520)	(10,771)	(11,533)	(13,012)	(10,721)

Change in Net Assets from Capital Transactions	(4,226)	(17,012)	(927)	2,217	(9,998)	(34,482)	(18,191)	(45,398)

Change in Net Assets	(19,606)	(25,466)	(2,196)	1,965	(40,910)	(46,469)	(59,527)	(53,916)

Net Assets:
Beginning of Period	37,820	63,286	11,583	9,618	94,658	141,127	187,407	241,323

End of Period	$18,214	$37,820	$9,387	$11,583	$53,748	$94,658	$127,880	$187,407

Accumulated Net Investment Income (Loss), End of Period	$—	$87	$17	$88	$15	$292	$142	$1,038

*	Net realized gain (loss) on securities sold and net change in unrealized appreciation/depreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

112

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Life Vision		Life Vision Growth		Life Vision Moderate
	Life Vision Aggressive Growth Fund		Conservative Fund		and Income Fund		Growth Fund
	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$4,221	$9,620	$1,245	$3,889	$9,748	$17,783	$25,338	$33,653
Dividends Reinvested	3,393	5,872	262	229	8,108	8,615	10,135	8,405
Cost of Shares Redeemed	(11,697)	(33,930)	(2,303)	(2,189)	(24,373)	(60,094)	(47,452)	(80,892)

Change in Net Assets from I Shares	(4,083)	(18,438)	(796)	1,929	(6,517)	(33,696)	(11,979)	(38,834)

A Shares:
Proceeds from Shares Issued	107	691	168	158	99	1,659	354	1,012
Dividends Reinvested	470	594	23	23	535	612	605	475
Cost of Shares Redeemed	(296)	(480)	(197)	(319)	(1,241)	(3,332)	(1,633)	(3,453)

Change in Net Assets from A Shares	281	805	(6)	(138)	(607)	(1,061)	(674)	(1,966)

B Shares:
Proceeds from Shares Issued	—	18	119	678	74	42	72	196
Dividends Reinvested	570	869	188	191	1,430	1,571	622	534
Cost of Shares Redeemed	(1,170)	(896)	(1,663)	(507)	(3,438)	(2,194)	(2,907)	(2,329)

Change in Net Assets from B Shares	(600)	(9)	(1,356)	362	(1,934)	(581)	(2,213)	(1,599)

C Shares:
Proceeds from Shares Issued	235	657	1,453	336	138	1,296	762	1,418
Dividends Reinvested	267	320	38	28	554	587	1,225	933
Cost of Shares Redeemed	(326)	(347)	(260)	(300)	(1,632)	(1,027)	(5,312)	(5,350)

Change in Net Assets from C Shares	176	630	1,231	64	(940)	856	(3,325)	(2,999)

Change in Net Assets from Capital Transactions	$(4,226)	$(17,012)	$(927)	$2,217	$(9,998)	$(34,482)	$(18,191)	$(45,398)

Share Transactions:
I Shares:
Issued	562	749	119	342	1,109	1,377	2,867	3,060
Reinvested	619	486	25	20	1,078	679	1,214	757
Redeemed	(1,281)	(2,570)	(225)	(192)	(2,586)	(4,571)	(4,970)	(7,331)

Change in I Shares	(100)	(1,335)	(81)	170	(399)	(2,515)	(889)	(3,514)

A Shares:
Issued	15	52	15	15	10	124	38	91
Reinvested	87	49	2	2	70	48	73	43
Redeemed	(38)	(39)	(18)	(28)	(130)	(253)	(189)	(319)

Change in A Shares	64	62	(1)	(11)	(50)	(81)	(78)	(185)

B Shares:
Issued	—	2	10	60	7	3	7	17
Reinvested	108	73	18	17	192	125	75	48
Redeemed	(160)	(70)	(159)	(44)	(376)	(174)	(324)	(215)

Change in B Shares	(52)	5	(131)	33	(177)	(46)	(242)	(150)

C Shares:
Issued	28	51	148	30	13	100	84	130
Reinvested	50	27	4	2	75	47	148	84
Redeemed	(35)	(27)	(26)	(26)	(176)	(81)	(599)	(488)

Change in C Shares	43	51	126	6	(88)	66	(367)	(274)

Change in Shares	(45)	(1,217)	(87)	198	(714)	(2,576)	(1,576)	(4,123)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

113

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Aggressive Growth Stock Fund(4)
I Shares
Year Ended March 31, 2009	$12.03	$(0.09)		$(3.99)	$(4.08)	$—	$(0.22)	$(0.22)	$7.73	(33.89)%	$152,030	1.16%	(0.72)%	1.16%	27%
Year Ended March 31, 2008	12.64	(0.09	)(a)	(0.11)	(0.20)	—	(0.41)	(0.41)	12.03	(2.12)	306,709	1.16	(0.70)	1.16	59
Year Ended March 31, 2007	12.24	(0.09	)(a)	0.49	0.40	—	—	—	12.64	3.27	323,303	1.17	(0.79)	1.17	49
Year Ended March 31, 2006	9.89	(0.07	)(a)	2.42	2.35	—	—	—	12.24	23.77	254,412	1.19	(0.61)	1.23	30
Period Ended March 31, 2005	10.00	(0.06	)(a)	(0.05)	(0.11)	—	—	—	9.89	(1.10)	58,988	1.22	(0.79)	1.45	42
Period Ended May 31, 2004	10.00	(0.02	)(a)	0.02	—	—	—	—	10.00	0.00	20,501	1.22	(0.74)	1.61	2
A Shares
Year Ended March 31, 2009	11.88	(0.12)		(3.93)	(4.05)	—	(0.22)	(0.22)	7.61	(34.06)	416	1.46	(1.01)	1.46	27
Year Ended March 31, 2008	12.53	(0.13	)(a)	(0.11)	(0.24)	—	(0.41)	(0.41)	11.88	(2.46)	893	1.46	(0.99)	1.46	59
Year Ended March 31, 2007	12.16	(0.12	)(a)	0.49	0.37	—	—	—	12.53	3.04	553	1.47	(1.10)	1.47	49
Year Ended March 31, 2006	9.84	(0.10	)(a)	2.42	2.32	—	—	—	12.16	23.58	331	1.50	(0.94)	1.55	30
Period Ended March 31, 2005	9.99	(0.09	)(a)	(0.06)	(0.15)	—	—	—	9.84	(1.50)	140	1.58	(1.14)	5.56	42
Period Ended May 31, 2004	10.00	(0.03	)(a)	0.02	(0.01)	—	—	—	9.99	(0.10)	49	1.65	(1.25)	11.29 (b)	2
C Shares
Year Ended March 31, 2009	11.54	(0.19)		(3.79)	(3.98)	—	(0.22)	(0.22)	7.34	(34.46)	1,274	2.16	(1.72)	2.16	27
Year Ended March 31, 2008	12.27	(0.22	)(a)	(0.10)	(0.32)	—	(0.41)	(0.41)	11.54	(3.17)	2,493	2.16	(1.71)	2.16	59
Year Ended March 31, 2007	12.00	(0.20	)(a)	0.47	0.27	—	—	—	12.27	2.25	3,536	2.16	(1.78)	2.16	49
Year Ended March 31, 2006	9.78	(0.17	)(a)	2.39	2.22	—	—	—	12.00	22.70	5,223	2.17	(1.63)	2.27	30
Period Ended March 31, 2005	9.97	(0.15	)(a)	(0.04)	(0.19)	—	—	—	9.78	(1.91)	5,795	2.19	(1.75)	2.56	42
Period Ended May 31, 2004	10.00	(0.04	)(a)	0.01	(0.03)	—	—	—	9.97	(0.30)	65	2.10	(1.69)	8.78 (b)	2
Emerging Growth Stock Fund(4)
I Shares
Year Ended March 31, 2009	11.08	(0.06	)(a)	(4.33)	(4.39)	—	(0.26)	(0.26)	6.43	(39.58)	66,005	1.17	(0.68)	1.17	71
Year Ended March 31, 2008	12.97	(0.10	)(a)	(0.41)	(0.51)	—	(1.38)	(1.38)	11.08	(6.29)	116,703	1.17	(0.71)	1.17	117
Year Ended March 31, 2007	12.83	(0.10	)(a)	0.24	0.14	—	—	—	12.97	1.09	111,078	1.17	(0.85)	1.18	103
Year Ended March 31, 2006	9.38	(0.09	)(a)	3.54	3.45	—	—	—	12.83	36.78	48,369	1.20	(0.84)	1.24	107
Period Ended March 31, 2005	9.60	(0.08	)(a)	(0.14)	(0.22)	—	—	—	9.38	(2.29)	20,494	1.23	(1.03)	1.51	64
Period Ended May 31, 2004	10.00	(0.03	)(a)	(0.37)	(0.40)	—	—	—	9.60	(4.00)	12,891	1.22	(1.04)	1.69	11
A Shares
Year Ended March 31, 2009	10.92	(0.09	)(a)	(4.26)	(4.35)	—	(0.26)	(0.26)	6.31	(39.80)	150	1.47	(1.00)	1.47	71
Year Ended March 31, 2008	12.83	(0.14	)(a)	(0.39)	(0.53)	—	(1.38)	(1.38)	10.92	(6.52)	632	1.47	(1.01)	1.47	117
Year Ended March 31, 2007	12.74	(0.14	)(a)	0.23	0.09	—	—	—	12.83	0.71	615	1.48	(1.16)	1.49	103
Year Ended March 31, 2006	9.34	(0.13	)(a)	3.53	3.40	—	—	—	12.74	36.30	227	1.51	(1.16)	1.55	107
Period Ended March 31, 2005	9.59	(0.11	)(a)	(0.14)	(0.25)	—	—	—	9.34	(2.61)	86	1.59	(1.40)	6.91	64
Period Ended May 31, 2004	10.00	(0.04	)(a)	(0.37)	(0.41)	—	—	—	9.59	(4.10)	39	1.65	(1.46)	13.36 (b)	11
C Shares
Year Ended March 31, 2009	10.62	(0.15	)(a)	(4.13)	(4.28)	—	(0.26)	(0.26)	6.08	(40.27)	41	2.17	(1.68)	2.17	71
Year Ended March 31, 2008	12.59	(0.23	)(a)	(0.36)	(0.59)	—	(1.38)	(1.38)	10.62	(7.14)	93	2.17	(1.71)	2.17	117
Year Ended March 31, 2007	12.59	(0.22	)(a)	0.22	—	—	—	—	12.59	0.00	99	2.17	(1.84)	2.18	103
Year Ended March 31, 2006	9.29	(0.20	)(a)	3.50	3.30	—	—	—	12.59	35.52	107	2.17	(1.82)	2.21	107
Period Ended March 31, 2005	9.58	(0.15	)(a)	(0.14)	(0.29)	—	—	—	9.29	(3.03)	34	2.11	(1.92)	13.65	64
Period Ended May 31, 2004	10.14	(0.05	)(a)	(0.51)	(0.56)	—	—	—	9.58	(5.52)	34	2.11	(1.95)	18.36 (b)	11

See Notes to Financial Highlights and Notes to Financial Statements.

114

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
International Equity 130/30 Fund(4)(6)
I Shares
Year Ended March 31, 2009	$8.69	$0.04	(a)	$(4.63)	$(4.59)	$(0.02)	$—	$(0.02)	$4.08	(52.80)%	$69,523	2.82%	0.77%	2.87%	491%
Period Ended March 31, 2008	10.00	(0.01)		(1.30)	(1.31)	—	—	—	8.69	(13.10)	4,343	3.29	(0.58)	7.38 (b)	120
A Shares
Period Ended March 31, 2009	8.09	—	(a)	(4.00)	(4.00)	(0.01)	—	(0.01)	4.08	(49.40)	10	3.13	(0.12)	3.17	491
C Shares
Period Ended March 31, 2009	7.34	(0.01	)(a)	(3.25)	(3.26)	(0.01)	—	(0.01)	4.07	(44.45)	2	4.14	(0.49)	4.19	491
International Equity Fund
I Shares
Year Ended March 31, 2009	13.77	0.35		(7.28)	(6.93)	(0.25)	(0.21)	(0.46)	6.38	(50.68)	185,862	1.24	2.93	1.25	193
Year Ended March 31, 2008	16.83	0.34	(a)	(0.76)	(0.42)	(0.34)	(2.30)	(2.64)	13.77	(4.16)	1,089,572	1.21	2.06	1.21	141
Year Ended March 31, 2007	14.49	0.20		2.41	2.61	(0.27)	—	(0.27)	16.83	18.21	1,165,510	1.22	1.31	1.22	81
Year Ended March 31, 2006	11.77	0.16		2.72	2.88	(0.16)	—	(0.16)	14.49	24.47 #	926,845	1.31	1.40	1.32	59
Period Ended March 31, 2005	10.15	0.06		1.67	1.73	(0.11)	—	(0.11)	11.77	17.09	480,731	1.38	0.85	1.38	39
Year Ended May 31, 2004	8.00	0.10	(a)	2.19	2.29	(0.14)	—	(0.14)	10.15	28.64	332,180	1.41	1.08	1.41	58
A Shares
Year Ended March 31, 2009	13.61	0.33		(7.21)	(6.88)	(0.20)	(0.21)	(0.41)	6.32	(50.84)	3,580	1.54	2.71	1.54	193
Year Ended March 31, 2008	16.67	0.28	(a)	(0.74)	(0.46)	(0.30)	(2.30)	(2.60)	13.61	(4.45)	12,288	1.51	1.70	1.51	141
Year Ended March 31, 2007	14.34	0.16		2.40	2.56	(0.23)	—	(0.23)	16.67	18.00	14,277	1.52	1.05	1.52	81
Year Ended March 31, 2006	11.64	0.11		2.70	2.81	(0.11)	—	(0.11)	14.34	24.15 #	11,805	1.62	1.14	1.63	59
Period Ended March 31, 2005	10.03	0.01		1.67	1.68	(0.07)	—	(0.07)	11.64	16.78	8,480	1.72	0.47	1.75	39
Year Ended May 31, 2004	7.92	0.04	(a)	2.17	2.21	(0.10)	—	(0.10)	10.03	29.97	7,056	1.83	0.46	2.06	58
C Shares
Year Ended March 31, 2009	12.74	0.21		(6.70)	(6.49)	(0.12)	(0.21)	(0.33)	5.92	(51.20)	2,346	2.23	1.98	2.24	193
Year Ended March 31, 2008	15.76	0.17	(a)	(0.70)	(0.53)	(0.19)	(2.30)	(2.49)	12.74	(5.09)	6,662	2.21	1.07	2.21	141
Year Ended March 31, 2007	13.58	0.05		2.25	2.30	(0.12)	—	(0.12)	15.76	16.97	8,429	2.22	0.35	2.22	81
Year Ended March 31, 2006	11.01	—		2.57	2.57	—	—	—	13.58	23.34 #	8,584	2.31	0.51	2.32	59
Period Ended March 31, 2005	9.49	(0.02	)(a)	1.54	1.52	—	—	—	11.01	16.03	8,248	2.40	(0.21)	2.45	39
Year Ended May 31, 2004	7.50	(0.01	)(a)	2.06	2.05	(0.06)	—	(0.06)	9.49	27.32	7,606	2.53	(0.15)	2.86	58

See Notes to Financial Highlights and Notes to Financial Statements.

115

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
International Equity Index Fund
I Shares
Year Ended March 31, 2009	$17.82	$0.60		$(9.05)	$(8.45)	$(0.62)		$—	$(0.62)		$8.75	(47.89)%	$726,931	0.61%	3.63%	0.61%	47%
Year Ended March 31, 2008	18.64	0.53		(0.86)	(0.33)	(0.49)		—	(0.49)		17.82	(2.03)	958,514	0.59	2.74	0.59	13
Year Ended March 31, 2007	15.81	0.35		2.84	3.19	(0.36)		—	(0.36)		18.64	20.27	994,685	0.61	1.99	0.61	8
Year Ended March 31, 2006	12.83	0.25		2.94	3.19	(0.21)		—	(0.21)		15.81	25.06 #	774,008	0.76	1.84	0.78	7
Period Ended March 31, 2005	11.11	0.08	(a)	1.88	1.96	(0.24)		—	(0.24)		12.83	17.68	517,993	0.97	0.81	1.06	21
Year Ended May 31, 2004	8.39	0.14	(a)	2.71	2.85	(0.13)		—	(0.13)		11.11	34.07	351,163	0.98	1.38	1.07	10
A Shares
Year Ended March 31, 2009	17.67	0.52		(8.93)	(8.41)	(0.57)		—	(0.57)		8.69	(48.04)	2,533	0.91	3.48	0.91	47
Year Ended March 31, 2008	18.49	0.46		(0.84)	(0.38)	(0.44)		—	(0.44)		17.67	(2.29)	6,052	0.89	2.40	0.89	13
Year Ended March 31, 2007	15.66	0.28		2.84	3.12	(0.29)		—	(0.29)		18.49	20.03	5,921	0.91	1.69	0.91	8
Year Ended March 31, 2006	12.69	0.25		2.87	3.12	(0.15)		—	(0.15)		15.66	24.74 #	8,666	1.09	1.58	1.12	7
Period Ended March 31, 2005	10.93	0.04	(a)	1.84	1.88	(0.12)		—	(0.12)		12.69	17.22	7,600	1.36	0.38	1.45	21
Year Ended May 31, 2004	8.28	0.07	(a)	2.68	2.75	(0.10)		—	(0.10)		10.93	33.26	15,037	1.49	0.73	1.61	10
C Shares
Year Ended March 31, 2009	17.18	0.36		(8.61)	(8.25)	(0.46)		—	(0.46)		8.47	(48.38)	2,170	1.61	2.80	1.61	47
Year Ended March 31, 2008	17.99	0.33		(0.84)	(0.51)	(0.30)		—	(0.30)		17.18	(3.01)	6,171	1.60	1.77	1.60	13
Year Ended March 31, 2007	15.29	0.21		2.71	2.92	(0.22)		—	(0.22)		17.99	19.13	7,342	1.61	0.99	1.61	8
Year Ended March 31, 2006	12.37	0.07		2.87	2.94	(0.02)		—	(0.02)		15.29	23.79 #	5,991	1.77	0.94	1.80	7
Period Ended March 31, 2005	10.69	(0.02	)(a)	1.80	1.78	(0.10)		—	(0.10)		12.37	16.62	5,763	1.99	(0.24)	2.12	21
Year Ended May 31, 2004	8.10	0.02	(a)	2.62	2.64	(0.05)		—	(0.05)		10.69	32.60	5,208	2.14	0.25	2.54	10
Large Cap Core Equity Fund
I Shares
Year Ended March 31, 2009	14.25	0.19		(5.28)	(5.09)	(0.18)		—	(0.18)		8.98	(35.88)	361,038	0.87	1.35	0.88	89
Year Ended March 31, 2008	17.79	0.21		(1.81)	(1.60)	(0.21	)(c)	(1.73)	(1.94	)(c)	14.25	(10.32)	1,239,965	0.86	1.23	0.86	78
Year Ended March 31, 2007	17.20	0.25		1.87	2.12	(0.26)		(1.27)	(1.53)		17.79	12.51	1,554,971	0.85	1.41	0.85	58
Year Ended March 31, 2006	16.07	0.18		1.83	2.01	(0.18)		(0.70)	(0.88)		17.20	12.76	1,396,362	0.90	1.15	0.90	55
Period Ended March 31, 2005	14.72	0.17		1.74	1.91	(0.18)		(0.38)	(0.56)		16.07	12.98	1,010,717	0.96	1.23	0.96	44
Year Ended May 31, 2004	12.21	0.14	(a)	2.50	2.64	(0.13)		—	(0.13)		14.72	21.76	782,665	1.00	1.03	1.00	51
A Shares
Year Ended March 31, 2009	14.40	0.14		(5.31)	(5.17)	(0.15)		—	(0.15)		9.08	(36.02)	17,254	1.12	1.13	1.12	89
Year Ended March 31, 2008	17.97	0.17		(1.84)	(1.67)	(0.17	)(c)	(1.73)	(1.90	)(c)	14.40	(10.60)	35,341	1.11	0.97	1.11	78
Year Ended March 31, 2007	17.36	0.20		1.89	2.09	(0.21)		(1.27)	(1.48)		17.97	12.25	46,878	1.10	1.19	1.10	58
Year Ended March 31, 2006	16.21	0.14		1.85	1.99	(0.14)		(0.70)	(0.84)		17.36	12.50	45,851	1.15	0.90	1.15	55
Period Ended March 31, 2005	14.83	0.14		1.77	1.91	(0.15)		(0.38)	(0.53)		16.21	12.86	44,743	1.18	0.97	1.23	44
Year Ended May 31, 2004	12.31	0.12	(a)	2.51	2.63	(0.11)		—	(0.11)		14.83	21.45	45,808	1.18	0.84	1.36	51
C Shares
Year Ended March 31, 2009	14.03	0.05		(5.17)	(5.12)	(0.07)		—	(0.07)		8.84	(36.51)	21,571	1.87	0.38	1.87	89
Year Ended March 31, 2008	17.56	0.04		(1.79)	(1.75)	(0.05	)(c)	(1.73)	(1.78	)(c)	14.03	(11.27)	46,342	1.86	0.23	1.86	78
Year Ended March 31, 2007	17.00	0.08		1.84	1.92	(0.09)		(1.27)	(1.36)		17.56	11.40	68,436	1.85	0.42	1.85	58
Year Ended March 31, 2006	15.89	0.02		1.81	1.83	(0.02)		(0.70)	(0.72)		17.00	11.69	78,348	1.90	0.15	1.90	55
Period Ended March 31, 2005	14.54	0.03		1.74	1.77	(0.04)		(0.38)	(0.42)		15.89	12.12	88,741	1.93	0.23	1.99	44
Year Ended May 31, 2004	12.08	0.01	(a)	2.47	2.48	(0.02)		—	(0.02)		14.54	20.58	97,899	1.93	0.09	2.17	51

See Notes to Financial Highlights and Notes to Financial Statements.

116

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2009	$9.95	$0.04		$(3.33)	$(3.29)	$(0.04)		$(0.05)	$(0.09)		$6.57	(33.16)%	$439,356	0.99%	0.54%	1.03%	85%
Year Ended March 31, 2008	12.86	0.05		0.49	0.54	(0.05)		(3.40)	(3.45)		9.95	0.92	633,291	1.00	0.45	1.01	109
Year Ended March 31, 2007	12.83	0.06	(a)	0.58	0.64	(0.06)		(0.55)	(0.61)		12.86	5.08	1,105,504	0.98	0.48	0.98	79
Year Ended March 31, 2006	12.22	0.03	(a)	0.86	0.89	(0.02)		(0.26)	(0.28)		12.83	7.33	1,296,236	1.06	0.22	1.07	74
Period Ended March 31, 2005	12.33	0.03	(a)	0.07	0.10	(0.03)		(0.18)	(0.21)		12.22	0.76	1,493,213	1.19	0.31	1.21	72
Year Ended May 31, 2004	11.02	(0.03	)(a)	1.34	1.31	—		—	—		12.33	11.89	1,248,636	1.23	(0.25)	1.24	106
A Shares
Year Ended March 31, 2009	9.27	0.02		(3.11)	(3.09)	(0.02)		(0.05)	(0.07)		6.11	(33.40)	35,431	1.30	0.19	1.33	85
Year Ended March 31, 2008	12.19	0.02		0.49	0.51	(0.03)		(3.40)	(3.43)		9.27	0.68	66,115	1.30	0.16	1.31	109
Year Ended March 31, 2007	12.20	0.02	(a)	0.56	0.58	(0.04)		(0.55)	(0.59)		12.19	4.69	80,848	1.28	0.18	1.28	79
Year Ended March 31, 2006	11.66	(0.03	)(a)	0.83	0.80	—		(0.26)	(0.26)		12.20	6.97	104,733	1.50	(0.22)	1.50	74
Period Ended March 31, 2005	11.82	(0.04	)(a)	0.06	0.02	—		(0.18)	(0.18)		11.66	0.15	126,895	1.86	(0.38)	1.90	72
Year Ended May 31, 2004	10.63	(0.10	)(a)	1.29	1.19	—		—	—		11.82	11.19	145,883	1.88	(0.91)	2.00	106
C Shares
Year Ended March 31, 2009	8.37	(0.04)		(2.78)	(2.82)	(0.01)		(0.05)	(0.06)		5.49	(33.77)	14,046	2.00	(0.52)	2.03	85
Year Ended March 31, 2008	11.36	(0.06)		0.48	0.42	(0.01)		(3.40)	(3.41)		8.37	(0.08)	27,949	2.00	(0.54)	2.01	109
Year Ended March 31, 2007	11.46	(0.06	)(a)	0.52	0.46	(0.01)		(0.55)	(0.56)		11.36	3.96	37,356	1.98	(0.52)	1.98	79
Year Ended March 31, 2006	11.04	(0.09	)(a)	0.77	0.68	—		(0.26)	(0.26)		11.46	6.27	51,883	2.07	(0.79)	2.08	74
Period Ended March 31, 2005	11.22	(0.07	)(a)	0.07	—	—		(0.18)	(0.18)		11.04	(0.02)	75,786	2.21	(0.74)	2.24	72
Year Ended May 31, 2004	10.15	(0.15	)(a)	1.22	1.07	—		—	—		11.22	10.54	100,472	2.35	(1.38)	2.43	106
Large Cap Quantitative Equity Fund(4)
I Shares
Year Ended March 31, 2009	11.58	0.11		(4.37)	(4.26)	(0.10)		—	(0.10)		7.22	(36.93)	51,282	0.95	0.94	0.97	500
Year Ended March 31, 2008	14.08	0.09	(a)	(0.85)	(0.76)	(0.09	)(c)	(1.65)	(1.74	)(c)	11.58	(6.68)	235,925	0.92	0.63	0.92	399
Year Ended March 31, 2007	13.75	0.07	(a)	0.69	0.76	(0.06)		(0.37)	(0.43)		14.08	5.63	309,126	0.92	0.48	0.92	450
Year Ended March 31, 2006	13.25	0.01	(a)	1.55	1.56	—		(1.06)	(1.06)		13.75	12.17	284,727	0.99	0.07	1.02	432
Period Ended March 31, 2005	12.08	(0.02	)(a)	1.91	1.89	—		(0.72)	(0.72)		13.25	15.84	93,204	1.11	(0.19)	1.26	346
Period Ended May 31, 2004	10.00	(0.02	)(a)	2.35	2.33	—		(0.25)	(0.25)		12.08	23.43	66,812	1.13	(0.22)	1.33	344
A Shares
Year Ended March 31, 2009	11.47	0.08		(4.32)	(4.24)	(0.08)		—	(0.08)		7.15	(37.10)	268	1.21	0.69	1.22	500
Year Ended March 31, 2008	13.97	0.05	(a)	(0.84)	(0.79)	(0.06	)(c)	(1.65)	(1.71	)(c)	11.47	(6.96)	830	1.17	0.37	1.17	399
Year Ended March 31, 2007	13.65	0.03	(a)	0.69	0.72	(0.03)		(0.37)	(0.40)		13.97	5.38	944	1.17	0.24	1.17	450
Year Ended March 31, 2006	13.18	(0.02	)(a)	1.55	1.53	—		(1.06)	(1.06)		13.65	11.90	1,181	1.23	(0.17)	1.27	432
Period Ended March 31, 2005	12.05	(0.05	)(a)	1.90	1.85	—		(0.72)	(0.72)		13.18	15.54	407	1.39	(0.47)	2.37	346
Period Ended May 31, 2004	11.35	(0.05	)(a)	1.00	0.95	—		(0.25)	(0.25)		12.05	8.48	155	1.55	(0.67)	10.70 (b)	344
C Shares
Year Ended March 31, 2009	11.10	—		(4.16)	(4.16)	(0.04)		—	(0.04)		6.90	(37.55)	352	1.96	(0.01)	1.98	500
Year Ended March 31, 2008	13.61	(0.05	)(a)	(0.81)	(0.86)	—	(c)	(1.65)	(1.65	)(c)	11.10	(7.62)	975	1.92	(0.38)	1.92	399
Year Ended March 31, 2007	13.37	(0.07	)(a)	0.68	0.61	—		(0.37)	(0.37)		13.61	4.60	1,255	1.92	(0.54)	1.92	450
Year Ended March 31, 2006	13.03	(0.13	)(a)	1.53	1.40	—		(1.06)	(1.06)		13.37	11.11	1,518	2.00	(0.97)	2.05	432
Period Ended March 31, 2005	12.00	(0.13	)(a)	1.88	1.75	—		(0.72)	(0.72)		13.03	14.76	1,458	2.13	(1.22)	2.39	346
Period Ended May 31, 2004	11.64	(0.11	)(a)	0.72	0.61	—		(0.25)	(0.25)		12.00	5.34	1,573	2.30	(1.42)	3.09	344

See Notes to Financial Highlights and Notes to Financial Statements.

117

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2009	$12.35	$0.25		$(4.36)	$(4.11)	$(0.25)	$—	$(0.25)	$7.99	(33.65)%	$998,608	0.82%	2.50%	0.82%	114%
Year Ended March 31, 2008	15.13	0.28		(1.16)	(0.88)	(0.28)	(1.62)	(1.90)	12.35	(7.07)	898,491	0.83	1.93	0.83	116
Year Ended March 31, 2007	13.85	0.23		1.85	2.08	(0.23)	(0.57)	(0.80)	15.13	15.26	893,491	0.83	1.62	0.83	95
Year Ended March 31, 2006	12.59	0.23		1.26	1.49	(0.23)	—	(0.23)	13.85	11.93	766,547	0.85	1.74	0.86	104
Period Ended March 31, 2005	11.47	0.15		1.15	1.30	(0.18)	—	(0.18)	12.59	11.42	792,677	0.86	1.52	0.86	87
Year Ended May 31, 2004	9.73	0.15	(a)	1.74	1.89	(0.15)	—	(0.15)	11.47	19.58	715,928	0.90	1.40	0.90	67
A Shares
Year Ended March 31, 2009	12.30	0.24		(4.36)	(4.12)	(0.22)	—	(0.22)	7.96	(33.83)	24,385	1.12	2.17	1.12	114
Year Ended March 31, 2008	15.08	0.24		(1.16)	(0.92)	(0.24)	(1.62)	(1.86)	12.30	(7.37)	47,400	1.13	1.63	1.13	116
Year Ended March 31, 2007	13.82	0.19		1.83	2.02	(0.19)	(0.57)	(0.76)	15.08	14.81	62,390	1.13	1.32	1.13	95
Year Ended March 31, 2006	12.56	0.19		1.26	1.45	(0.19)	—	(0.19)	13.82	11.61	67,845	1.16	1.43	1.17	104
Period Ended March 31, 2005	11.43	0.11		1.16	1.27	(0.14)	—	(0.14)	12.56	11.18	75,462	1.20	1.18	1.20	87
Year Ended May 31, 2004	9.70	0.11	(a)	1.73	1.84	(0.11)	—	(0.11)	11.43	19.10	73,257	1.28	1.01	1.31	67
C Shares
Year Ended March 31, 2009	12.16	0.16		(4.31)	(4.15)	(0.14)	—	(0.14)	7.87	(34.28)	15,410	1.82	1.46	1.82	114
Year Ended March 31, 2008	14.92	0.14		(1.14)	(1.00)	(0.14)	(1.62)	(1.76)	12.16	(7.93)	29,329	1.83	0.92	1.83	116
Year Ended March 31, 2007	13.68	0.09		1.81	1.90	(0.09)	(0.57)	(0.66)	14.92	14.04	40,223	1.83	0.62	1.83	95
Year Ended March 31, 2006	12.43	0.09		1.25	1.34	(0.09)	—	(0.09)	13.68	10.86	44,257	1.85	0.74	1.86	104
Period Ended March 31, 2005	11.31	0.03		1.15	1.18	(0.06)	—	(0.06)	12.43	10.46	53,147	1.88	0.49	1.89	87
Year Ended May 31, 2004	9.60	0.03	(a)	1.72	1.75	(0.04)	—	(0.04)	11.31	18.27	57,403	2.02	0.27	2.07	67
Mid-Cap Core Equity Fund
I Shares
Year Ended March 31, 2009	11.26	0.09		(4.60)	(4.51)	(0.08)	(0.43)	(0.51)	6.24	(40.27)	74,341	1.09	0.91	1.09	52
Year Ended March 31, 2008	13.89	0.08	(a)	(1.28)	(1.20)	(0.09)	(1.34)	(1.43)	11.26	(9.73)	185,543	1.07	0.56	1.07	58
Year Ended March 31, 2007	13.67	0.06		1.21	1.27	(0.06)	(0.99)	(1.05)	13.89	9.59	333,976	1.07	0.43	1.07	189
Year Ended March 31, 2006	12.03	0.07		2.26	2.33	(0.07)	(0.62)	(0.69)	13.67	19.68	410,459	1.12	0.63	1.13	138
Period Ended March 31, 2005	10.32	0.07		1.70	1.77	(0.06)	—	(0.06)	12.03	17.17	214,660	1.20	0.64	1.22	68
Year Ended May 31, 2004	8.74	0.06	(a)	1.57	1.63	(0.05)	—	(0.05)	10.32	18.70	177,128	1.23	0.64	1.26	126
A Shares
Year Ended March 31, 2009	10.70	0.06		(4.36)	(4.30)	(0.06)	(0.43)	(0.49)	5.91	(40.41)	3,592	1.39	0.63	1.39	52
Year Ended March 31, 2008	13.28	0.04	(a)	(1.22)	(1.18)	(0.06)	(1.34)	(1.40)	10.70	(10.02)	8,614	1.37	0.29	1.37	58
Year Ended March 31, 2007	13.12	0.02		1.16	1.18	(0.03)	(0.99)	(1.02)	13.28	9.28	11,773	1.37	0.12	1.37	189
Year Ended March 31, 2006	11.57	0.03		2.17	2.20	(0.03)	(0.62)	(0.65)	13.12	19.32	16,009	1.47	0.25	1.48	138
Period Ended March 31, 2005	9.92	0.02		1.64	1.66	(0.01)	—	(0.01)	11.57	16.79	14,556	1.63	0.21	1.68	68
Year Ended May 31, 2004	8.42	0.02	(a)	1.51	1.53	(0.03)	—	(0.03)	9.92	18.16	17,125	1.68	0.20	1.87	126
C Shares
Year Ended March 31, 2009	9.66	(0.01)		(3.92)	(3.93)	(0.03)	(0.43)	(0.46)	5.27	(40.84)	3,203	2.09	(0.08)	2.09	52
Year Ended March 31, 2008	12.16	(0.05	)(a)	(1.09)	(1.14)	(0.02)	(1.34)	(1.36)	9.66	(10.62)	7,308	2.07	(0.41)	2.07	58
Year Ended March 31, 2007	12.15	(0.01)		1.01	1.00	—	(0.99)	(0.99)	12.16	8.51	10,854	2.07	(0.58)	2.07	189
Year Ended March 31, 2006	10.81	—		1.96	1.96	—	(0.62)	(0.62)	12.15	18.44	13,499	2.13	(0.42)	2.14	138
Period Ended March 31, 2005	9.30	0.01		1.50	1.51	—	—	—	10.81	16.24	14,557	2.21	(0.37)	2.28	68
Year Ended May 31, 2004	7.92	(0.04	)(a)	1.43	1.39	(0.01)	—	(0.01)	9.30	17.51	15,998	2.28	(0.41)	2.54	126

See Notes to Financial Highlights and Notes to Financial Statements.

118

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																	Ratio of
																Ratio of	Expenses to
															Ratio	Net	Average Net
				Net											of	Investment	Assets
				Realized											Net	Income	(Excluding
				and				Distributions				Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from		Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized		Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital		and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains		Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Mid-Cap Value Equity Fund(4)
I Shares
Year Ended March 31, 2009	$9.58	$0.14	(a)	$(3.13)	$(2.99)	$(0.14)		$—		$(0.14)		$6.45	(31.46)%	$231,035	1.07%	1.76%	1.07%	213%
Year Ended March 31, 2008	13.02	0.19	(a)	(1.18)	(0.99)	(0.18	)(d)	(2.27	)(d)	(2.45	)(d)	9.58	(9.75)	257,978	1.06	1.52	1.06	221
Year Ended March 31, 2007	13.14	0.14		2.04	2.18	(0.13)		(2.17)		(2.30)		13.02	17.47	278,949	1.06	1.08	1.06	196
Year Ended March 31, 2006	12.27	0.13		2.15	2.28	(0.13)		(1.28)		(1.41)		13.14	19.49	243,534	1.13	1.03	1.16	169
Period Ended March 31, 2005	10.95	0.11		1.33	1.44	(0.12)		—		(0.12)		12.27	13.25	209,088	1.22	1.19	1.32	117
Year Ended May 31, 2004	8.62	0.05	(a)	2.33	2.38	(0.05)		—		(0.05)		10.95	27.71	147,185	1.26	0.53	1.36	95
A Shares
Year Ended March 31, 2009	9.53	0.12	(a)	(3.12)	(3.00)	(0.11)		—		(0.11)		6.42	(31.64)	2,912	1.37	1.36	1.37	213
Year Ended March 31, 2008	12.97	0.12	(a)	(1.14)	(1.02)	(0.15	)(d)	(2.27	)(d)	(2.42	)(d)	9.53	(10.03)	7,774	1.36	1.04	1.36	221
Year Ended March 31, 2007	13.10	0.11		2.03	2.14	(0.10)		(2.17)		(2.27)		12.97	17.11	3,362	1.36	0.78	1.36	196
Year Ended March 31, 2006	12.24	0.09		2.14	2.23	(0.09)		(1.28)		(1.37)		13.10	19.09	2,435	1.46	0.72	1.49	169
Period Ended March 31, 2005	10.94	0.08		1.31	1.39	(0.09)		—		(0.09)		12.24	12.73	1,724	1.62	0.74	1.93	117
Period Ended May 31, 2004	9.39	0.02	(a)	1.55	1.57	(0.02)		—		(0.02)		10.94	16.73	610	1.60	0.24	4.23	95
C Shares
Year Ended March 31, 2009	9.47	0.06	(a)	(3.10)	(3.04)	(0.05)		—		(0.05)		6.38	(32.09)	1,949	2.07	0.72	2.07	213
Year Ended March 31, 2008	12.91	0.07	(a)	(1.18)	(1.11)	(0.06	)(d)	(2.27	)(d)	(2.33	)(d)	9.47	(10.72)	4,049	2.06	0.57	2.06	221
Year Ended March 31, 2007	13.06	0.02		2.01	2.03	(0.01)		(2.17)		(2.18)		12.91	16.27	6,269	2.06	0.07	2.06	196
Year Ended March 31, 2006	12.21	0.02		2.13	2.15	(0.02)		(1.28)		(1.30)		13.06	18.47	6,366	2.03	0.13	2.17	169
Period Ended March 31, 2005	10.90	0.04		1.32	1.36	(0.05)		—		(0.05)		12.21	12.47	6,888	1.91	0.54	2.39	117
Year Ended May 31, 2004	8.58	(0.01	)(a)	2.33	2.32	—		—		—		10.90	27.06	7,880	1.90	(0.11)	2.74	95
Real Estate 130/30 Fund(4)(6)
I Shares
Year Ended March 31, 2009	10.28	0.20		(5.94)	(5.74)	(0.22	)(e)	(0.15)		(0.37	)(e)	4.17	(56.69)	4,567	3.53	1.92	4.87	404
Period Ended March 31, 2008	10.00	0.10		0.25	0.35	(0.07)		—		(0.07)		10.28	3.47	5,173	2.48	1.74	3.42 (b)	70
C Shares
Period Ended March 31, 2009	10.80	0.12		(6.44)	(6.32)	(0.17	)(e)	(0.15)		(0.32	)(e)	4.16	(59.14)	2	4.54	1.01	5.98	404

See Notes to Financial Highlights and Notes to Financial Statements.

119

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																	Ratio of
																Ratio of	Expenses to
															Ratio	Net	Average Net
				Net											of	Investment	Assets
				Realized											Net	Income	(Excluding
				and				Distributions				Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from		Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized		Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital		and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains		Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Select Large Cap Growth Stock Fund(4)
I Shares
Year Ended March 31, 2009	$28.32	$0.09		$(8.60)	$(8.51)	$(0.07	)(e)	$—		$(0.07	)(e)	$19.74	(30.06)%	$95,540	0.95%	0.45%	0.96%	65%
Year Ended March 31, 2008	26.92	0.08	(a)	1.35	1.43	(0.03)		—		(0.03)		28.32	5.30	96,704	0.94	0.28	0.95	62
Year Ended March 31, 2007	25.83	0.15	(a)	0.99	1.14	(0.05)		—		(0.05)		26.92	4.42	98,027	0.97	0.59	0.98	160
Year Ended March 31, 2006	24.14	—		1.82	1.82	(0.13)		—		(0.13)		25.83	7.54	74,481	1.07	0.21	1.08	82
Period Ended March 31, 2005	23.31	0.10	(a)	0.77	0.87	(0.04)		—		(0.04)		24.14	3.74	98,982	1.22	0.52	1.25	51
Year Ended May 31, 2004	20.78	(0.06	)(a)	2.59	2.53	—		—		—		23.31	12.18	144,732	1.25	(0.28)	1.25	49
A Shares
Year Ended March 31, 2009	28.06	0.02		(8.52)	(8.50)	(0.02	)(e)	—		(0.02	)(e)	19.54	(30.28)	175	1.25	0.04	1.25	65
Year Ended March 31, 2008	26.73	—	(a)	1.33	1.33	—		—		—		28.06	4.98	556	1.24	—	1.25	62
Year Ended March 31, 2007	25.67	0.07	(a)	0.99	1.06	—		—		—		26.73	4.13	371	1.28	0.26	1.29	160
Year Ended March 31, 2006	24.02	(0.05)		1.78	1.73	(0.08)		—		(0.08)		25.67	7.21	468	1.39	(0.11)	1.41	82
Period Ended March 31, 2005	23.26	0.03	(a)	0.77	0.80	(0.04)		—		(0.04)		24.02	3.42	667	1.62	0.13	2.00	51
Period Ended May 31, 2004	22.32	(0.10	)(a)	1.04	0.94	—		—		—		23.26	4.21	365	1.65	(0.71)	4.48 (b)	49
C Shares
Year Ended March 31, 2009	25.98	(0.14)		(7.85)	(7.99)	—		—		—		17.99	(30.75)	15,237	1.95	(0.59)	1.95	65
Year Ended March 31, 2008	24.93	(0.20	)(a)	1.25	1.05	—		—		—		25.98	4.21	26,596	1.95	(0.74)	1.95	62
Year Ended March 31, 2007	24.11	(0.11	)(a)	0.93	0.82	—		—		—		24.93	3.40	32,895	1.98	(0.44)	1.99	160
Year Ended March 31, 2006	22.67	(0.11)		1.57	1.46	(0.02)		—		(0.02)		24.11	6.46	48,412	2.07	(0.80)	2.08	82
Period Ended March 31, 2005	22.04	(0.09	)(a)	0.72	0.63	—		—		—		22.67	2.86	67,950	2.23	(0.47)	2.28	51
Year Ended May 31, 2004	19.85	(0.29	)(a)	2.48	2.19	—		—		—		22.04	11.03	92,966	2.31	(1.34)	2.41	49
Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2009	13.53	(0.04)		(4.97)	(5.01)	—		—		—		8.52	(37.03)	273,548	1.21	(0.30)	1.21	157
Year Ended March 31, 2008	20.61	(0.11	)(a)	(0.33)	(0.44)	—		(6.64	)(c)	(6.64	)(c)	13.53	(7.09)	490,675	1.19	(0.57)	1.20	126
Year Ended March 31, 2007	23.65	(0.11	)(a)	(1.74)	(1.85)	—		(1.19)		(1.19)		20.61	(7.80)	845,570	1.16	(0.51)	1.16	139
Year Ended March 31, 2006	19.99	(0.14	)(a)	5.46	5.32	—		(1.66)		(1.66)		23.65	27.55	1,641,681	1.17	(0.66)	1.18	98
Period Ended March 31, 2005	20.25	(0.08	)(a)	2.27	2.19	—		(2.45)		(2.45)		19.99	10.60	940,775	1.22	(0.46)	1.22	70
Year Ended May 31, 2004	15.19	(0.16	)(a)	5.22	5.06	—		—		—		20.25	33.31	789,650	1.25	(0.83)	1.25	107
A Shares
Year Ended March 31, 2009	12.88	(0.08)		(4.72)	(4.80)	—		—		—		8.08	(37.27)	8,294	1.51	(0.60)	1.51	157
Year Ended March 31, 2008	19.96	(0.16	)(a)	(0.28)	(0.44)	—		(6.64	)(c)	(6.64	)(c)	12.88	(7.33)	16,490	1.49	(0.87)	1.50	126
Year Ended March 31, 2007	23.02	(0.17	)(a)	(1.70)	(1.87)	—		(1.19)		(1.19)		19.96	(8.06)	24,320	1.46	(0.81)	1.46	139
Year Ended March 31, 2006	19.56	(0.21	)(a)	5.33	5.12	—		(1.66)		(1.66)		23.02	27.13 ##	59,896	1.51	(1.00)	1.54	98
Period Ended March 31, 2005	19.92	(0.14	)(a)	2.23	2.09	—		(2.45)		(2.45)		19.56	10.26	38,954	1.61	(0.84)	1.73	70
Year Ended May 31, 2004	15.00	(0.22	)(a)	5.14	4.92	—		—		—		19.92	32.80	40,590	1.61	(1.20)	1.88	107
C Shares
Year Ended March 31, 2009	11.38	(0.15)		(4.13)	(4.28)	—		—		—		7.10	(37.61)	6,567	2.21	(1.30)	2.21	157
Year Ended March 31, 2008	18.46	(0.27	)(a)	(0.17)	(0.44)	—		(6.64	)(c)	(6.64	)(c)	11.38	(7.98)	14,323	2.20	(1.57)	2.21	126
Year Ended March 31, 2007	21.53	(0.29	)(a)	(1.59)	(1.88)	—		(1.19)		(1.19)		18.46	(8.68)	21,545	2.16	(1.51)	2.16	139
Year Ended March 31, 2006	18.51	(0.33	)(a)	5.01	4.68	—		(1.66)		(1.66)		21.53	26.27 ##	36,242	2.18	(1.67)	2.18	98
Period Ended March 31, 2005	19.06	(0.23	)(a)	2.13	1.90	—		(2.45)		(2.45)		18.51	9.71	35,322	2.22	(1.46)	2.24	70
Year Ended May 31, 2004	14.45	(0.34	)(a)	4.95	4.61	—		—		—		19.06	31.90	40,354	2.31	(1.90)	2.40	107

See Notes to Financial Highlights and Notes to Financial Statements.

120

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Small Cap Value Equity Fund(4)
I Shares
Year Ended March 31, 2009	$11.17	$0.16		$(3.44)	$(3.28)	$(0.16)		$(0.16)	$(0.32)		$7.57	(29.61)%	$316,142	1.21%	1.61%	1.22%	71%
Year Ended March 31, 2008	17.35	0.18		(1.65)	(1.47)	(0.17)		(4.54)	(4.71)		11.17	(11.23)	469,424	1.19	1.20	1.19	75
Year Ended March 31, 2007	20.93	0.10		1.25	1.35	(0.11)		(4.82)	(4.93)		17.35	7.41	674,619	1.18	0.55	1.18	62
Year Ended March 31, 2006	19.86	0.10		5.39	5.49	(0.10)		(4.32)	(4.42)		20.93	30.70	762,709	1.20	0.48	1.20	58
Period Ended March 31, 2005	18.26	0.04	(a)	3.15	3.19	(0.06)		(1.53)	(1.59)		19.86	17.57	726,904	1.21	0.22	1.21	17
Year Ended May 31, 2004	13.73	0.06	(a)	4.53	4.59	(0.06)		—	(0.06)		18.26	33.56	682,567	1.25	0.38	1.25	44
A Shares
Year Ended March 31, 2009	11.03	0.13		(3.40)	(3.27)	(0.13)		(0.16)	(0.29)		7.47	(29.83)	2,243	1.49	1.34	1.50	71
Year Ended March 31, 2008	17.20	0.14		(1.63)	(1.49)	(0.14)		(4.54)	(4.68)		11.03	(11.48)	4,887	1.44	0.94	1.44	75
Year Ended March 31, 2007	20.79	0.05		1.24	1.29	(0.06)		(4.82)	(4.88)		17.20	7.17	7,629	1.44	0.28	1.44	62
Year Ended March 31, 2006	19.75	0.06		5.36	5.42	(0.06)		(4.32)	(4.38)		20.79	30.44	5,317	1.45	0.22	1.48	58
Period Ended March 31, 2005	18.18	(0.01	)(a)	3.13	3.12	(0.02)		(1.53)	(1.55)		19.75	17.26	4,616	1.47	(0.05)	1.61	17
Period Ended May 31, 2004	15.75	0.03	(a)	2.41	2.44	(0.01)		—	(0.01)		18.18	15.51	4,088	1.55	0.30	2.15	44
C Shares
Year Ended March 31, 2009	10.65	0.09		(3.28)	(3.19)	(0.10)		(0.16)	(0.26)		7.20	(30.14)	11,091	1.89	0.94	1.89	71
Year Ended March 31, 2008	16.76	0.14		(1.57)	(1.43)	(0.14)		(4.54)	(4.68)		10.65	(11.41)	22,243	1.44	0.94	1.45	75
Year Ended March 31, 2007	20.39	0.05		1.20	1.25	(0.06)		(4.82)	(4.88)		16.76	7.10	35,289	1.43	0.30	1.43	62
Year Ended March 31, 2006	19.45	0.06		5.26	5.32	(0.06)		(4.32)	(4.38)		20.39	30.41	45,388	1.45	0.23	1.70	58
Period Ended March 31, 2005	17.91	(0.01	)(a)	3.09	3.08	(0.01)		(1.53)	(1.54)		19.45	17.27	43,664	1.50	(0.07)	2.25	17
Year Ended May 31, 2004	13.55	(0.10	)(a)	4.46	4.36	—		—	—		17.91	32.20	46,192	2.26	(0.64)	2.45	44
U.S. Equity 130/30 Fund(4)(6)
I Shares
Year Ended March 31, 2009	8.75	0.05		(3.08)	(3.03)	(0.05)		—	(0.05)		5.67	(34.69)	3,294	1.93	0.72	3.92	312
Period Ended March 31, 2008	10.00	0.01		(1.25)	(1.24)	(0.01)		—	(0.01)		8.75	(12.39)	4,381	1.96	0.48	3.49	87
Life Vision Aggressive Growth Fund(4)(5)
I Shares
Year Ended March 31, 2009	10.37	0.11		(3.68)	(3.57)	(0.13	)(e)	(1.61)	(1.74	)(e)	5.06	(35.39)	13,411	0.20	1.32	0.23	25
Year Ended March 31, 2008	13.00	0.14	(a)	(0.46)	(0.32)	(0.41)		(1.90)	(2.31)		10.37	(4.59)	28,514	0.19	1.04	0.20	46
Year Ended March 31, 2007	12.32	0.12	(a)	1.05	1.17	(0.25)		(0.24)	(0.49)		13.00	9.60	53,098	0.18	0.94	0.18	52
Year Ended March 31, 2006†	11.07	0.07	(a)	1.45	1.52	(0.14)		(0.13)	(0.27)		12.32	13.90	52,765	0.21	0.66	0.26	31
Period Ended March 31, 2005†	10.25	0.09		0.85	0.94	(0.12)		—	(0.12)		11.07	9.15	43,283	0.21	0.98	0.34	29
Year Ended May 31, 2004	8.55	0.04	(a)	1.70	1.74	(0.04	)(f)	—	(0.04	)(f)	10.25	20.34	38,468	0.25	0.39	0.39	44
A Shares
Year Ended March 31, 2009	10.33	0.09		(3.66)	(3.57)	(0.11	)(e)	(1.61)	(1.72	)(e)	5.04	(35.50)	1,815	0.50	1.07	0.53	25
Year Ended March 31, 2008	12.97	0.13	(a)	(0.49)	(0.36)	(0.38)		(1.90)	(2.28)		10.33	(4.88)	3,067	0.49	0.94	0.50	46
Year Ended March 31, 2007	12.29	0.08	(a)	1.05	1.13	(0.21)		(0.24)	(0.45)		12.97	9.31	3,040	0.48	0.63	0.48	52
Year Ended March 31, 2006†	11.05	0.04	(a)	1.44	1.48	(0.11)		(0.13)	(0.24)		12.29	13.50	2,619	0.52	0.42	0.62	31
Period Ended March 31, 2005†	10.23	0.06		0.85	0.91	(0.09)		—	(0.09)		11.05	8.90	2,080	0.55	0.86	1.01	29
Period Ended May 31, 2004	9.46	(0.01	)(a)	0.81	0.80	(0.03)		—	(0.03)		10.23	8.43	867	0.51	(0.24)	5.15	44

See Notes to Financial Highlights and Notes to Financial Statements.

121

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Aggressive Growth Fund(4)(5)
B Shares
Year Ended March 31, 2009	$10.19	$0.04		$(3.61)	$(3.57)	$(0.07	)(e)	$(1.61)	$(1.68	)(e)	$4.94	(35.88)%	$1,912	0.95%	0.54%	0.98%	25%
Year Ended March 31, 2008	12.84	0.06	(a)	(0.46)	(0.40)	(0.35)		(1.90)	(2.25)		10.19	(5.25)	4,472	0.94	0.41	0.95	46
Year Ended March 31, 2007	12.19	0.03	(a)	1.02	1.05	(0.16)		(0.24)	(0.40)		12.84	8.71	5,575	0.93	0.18	0.93	52
Year Ended March 31, 2006†	10.98	(0.02	)(a)	1.45	1.43	(0.09)		(0.13)	(0.22)		12.19	13.10	5,756	0.99	(0.14)	1.10	31
Period Ended March 31, 2005†	10.18	0.03		0.83	0.86	(0.06)		—	(0.06)		10.98	8.44	5,452	1.03	0.19	1.40	29
Year Ended May 31, 2004	8.53	(0.04	)(a)	1.70	1.66	(0.01)		—	(0.01)		10.18	19.49	4,367	1.00	(0.36)	1.95	44
C Shares
Year Ended March 31, 2009	10.29	0.03		(3.65)	(3.62)	(0.06	)(e)	(1.61)	(1.67	)(e)	5.00	(36.04)	1,076	1.20	0.39	1.23	25
Year Ended March 31, 2008	12.98	0.04	(a)	(0.49)	(0.45)	(0.34)		(1.90)	(2.24)		10.29	(5.56)	1,767	1.19	0.27	1.21	46
Year Ended March 31, 2007	12.33	—	(a)	1.04	1.04	(0.15)		(0.24)	(0.39)		12.98	8.54	1,573	1.18	(0.03)	1.18	52
Period Ended March 31, 2006†	11.07	0.01	(a)	1.46	1.47	(0.08)		(0.13)	(0.21)		12.33	13.40	1,146	1.17	0.03	1.22	31
Life Vision Conservative Fund(4)(5)
I Shares
Year Ended March 31, 2009	11.11	0.44		(1.10)	(0.66)	(0.50)		(0.14)	(0.64)		9.81	(6.06)	3,778	0.20	4.08	0.36	48
Year Ended March 31, 2008	11.37	0.44		(0.10)	0.34	(0.44)		(0.16)	(0.60)		11.11	3.02	5,177	0.18	3.98	0.30	47
Year Ended March 31, 2007	11.21	0.45	(a)	0.30	0.75	(0.48)		(0.11)	(0.59)		11.37	6.91	3,362	0.20	4.00	0.32	43
Year Ended March 31, 2006†	11.09	0.34		0.20	0.54	(0.36)		(0.06)	(0.42)		11.21	4.96	3,066	0.20	3.33	0.56	29
Period Ended March 31, 2005†	10.87	0.27		0.29	0.56	(0.30)		(0.04)	(0.34)		11.09	5.18	414	0.17	3.18	1.52	121
Period Ended May 31, 2004	10.71	0.15	(a)	0.14	0.29	(0.13)		—	(0.13)		10.87	2.68	30	0.25	2.41	85.33 (b)	138
A Shares
Year Ended March 31, 2009	11.12	0.41		(1.11)	(0.70)	(0.47)		(0.14)	(0.61)		9.81	(6.42)	584	0.50	3.81	0.67	48
Year Ended March 31, 2008	11.38	0.44		(0.13)	0.31	(0.41)		(0.16)	(0.57)		11.12	2.75	663	0.49	3.63	0.61	47
Year Ended March 31, 2007	11.21	0.41	(a)	0.32	0.73	(0.45)		(0.11)	(0.56)		11.38	6.64	811	0.50	3.61	0.62	43
Year Ended March 31, 2006†	11.09	0.30		0.20	0.50	(0.32)		(0.06)	(0.38)		11.21	4.63	1,324	0.53	2.85	0.83	29
Period Ended March 31, 2005†	10.86	0.23		0.30	0.53	(0.26)		(0.04)	(0.30)		11.09	4.88	606	0.56	2.50	1.51	121
Period Ended May 31, 2004	10.68	0.12	(a)	0.18	0.30	(0.12)		—	(0.12)		10.86	2.82	474	0.57	2.06	4.00	138
B Shares
Year Ended March 31, 2009	11.10	0.38		(1.12)	(0.74)	(0.42)		(0.14)	(0.56)		9.80	(6.77)	3,052	0.95	3.31	1.11	48
Year Ended March 31, 2008	11.38	0.38		(0.12)	0.26	(0.38)		(0.16)	(0.54)		11.10	2.23	4,903	0.93	3.20	1.06	47
Year Ended March 31, 2007	11.22	0.36	(a)	0.31	0.67	(0.40)		(0.11)	(0.51)		11.38	6.12	4,653	0.95	3.23	1.07	43
Year Ended March 31, 2006†	11.09	0.25		0.21	0.46	(0.27)		(0.06)	(0.33)		11.22	4.23	5,189	0.97	2.34	1.19	29
Period Ended March 31, 2005†	10.86	0.19		0.30	0.49	(0.22)		(0.04)	(0.26)		11.09	4.50	5,635	0.96	2.11	1.67	121
Year Ended May 31, 2004	10.43	0.17	(a)	0.39	0.56	(0.13)		—	(0.13)		10.86	5.38	5,012	0.95	1.54	1.81	138
C Shares
Year Ended March 31, 2009	11.09	0.31		(1.08)	(0.77)	(0.41)		(0.14)	(0.55)		9.77	(7.08)	1,973	1.20	3.17	1.37	48
Year Ended March 31, 2008	11.37	0.34		(0.11)	0.23	(0.35)		(0.16)	(0.51)		11.09	2.03	840	1.18	2.94	1.31	47
Year Ended March 31, 2007	11.20	0.34	(a)	0.31	0.65	(0.37)		(0.11)	(0.48)		11.37	5.91	792	1.20	2.99	1.32	43
Period Ended March 31, 2006†	11.08	0.26		0.20	0.46	(0.28)		(0.06)	(0.34)		11.20	4.22	835	1.03	2.39	1.59	29

See Notes to Financial Highlights and Notes to Financial Statements.

122

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Growth and Income Fund(4)(5)
I Shares
Year Ended March 31, 2009	$11.31	$0.23		$(2.99)	$(2.76)	$(0.26)	$(1.27)	$(1.53)	$7.02	(25.01)%	$40,472	0.20%	2.41%	0.21%	28%
Year Ended March 31, 2008	12.89	0.28		(0.44)	(0.16)	(0.45)	(0.97)	(1.42)	11.31	(2.16)	69,704	0.17	2.02	0.17	50
Year Ended March 31, 2007	12.43	0.25	(a)	0.82	1.07	(0.35)	(0.26)	(0.61)	12.89	8.73	111,848	0.17	2.00	0.17	45
Year Ended March 31, 2006†	11.41	0.17	(a)	1.08	1.25	(0.23)	—	(0.23)	12.43	11.05	97,964	0.19	1.46	0.24	34
Period Ended March 31, 2005†	10.76	0.14		0.69	0.83	(0.18)	—	(0.18)	11.41	7.77	87,520	0.22	1.60	0.33	59
Year Ended May 31, 2004	9.33	0.14	(a)	1.43	1.57	(0.14)	—	(0.14)	10.76	16.92	75,083	0.25	1.38	0.36	97
A Shares
Year Ended March 31, 2009	11.28	0.20		(2.98)	(2.78)	(0.23)	(1.27)	(1.50)	7.00	(25.21)	2,776	0.49	2.07	0.50	28
Year Ended March 31, 2008	12.87	0.20		(0.40)	(0.20)	(0.42)	(0.97)	(1.39)	11.28	(2.47)	5,031	0.47	1.62	0.47	50
Year Ended March 31, 2007	12.41	0.21	(a)	0.82	1.03	(0.31)	(0.26)	(0.57)	12.87	8.44	6,778	0.47	1.71	0.47	45
Year Ended March 31, 2006†	11.39	0.15	(a)	1.06	1.21	(0.19)	—	(0.19)	12.41	10.73	5,737	0.51	1.24	0.58	34
Period Ended March 31, 2005†	10.75	0.11		0.68	0.79	(0.15)	—	(0.15)	11.39	7.37	3,575	0.57	1.33	0.91	59
Period Ended May 31, 2004	10.18	0.06	(a)	0.58	0.64	(0.07)	—	(0.07)	10.75	6.32	1,426	0.56	1.04	1.95	97
B Shares
Year Ended March 31, 2009	11.27	0.16		(2.98)	(2.82)	(0.19)	(1.27)	(1.46)	6.99	(25.56)	7,656	0.94	1.62	0.95	28
Year Ended March 31, 2008	12.87	0.17		(0.43)	(0.26)	(0.37)	(0.97)	(1.34)	11.27	(2.89)	14,339	0.92	1.35	0.92	50
Year Ended March 31, 2007	12.41	0.16	(a)	0.82	0.98	(0.26)	(0.26)	(0.52)	12.87	7.95	16,966	0.92	1.24	0.92	45
Year Ended March 31, 2006†	11.39	0.08	(a)	1.08	1.16	(0.14)	—	(0.14)	12.41	10.21	17,829	0.96	0.71	1.07	34
Period Ended March 31, 2005†	10.74	0.06		0.69	0.75	(0.10)	—	(0.10)	11.39	7.00	16,641	1.01	0.83	1.34	59
Year Ended May 31, 2004	9.34	0.07	(a)	1.42	1.49	(0.09)	—	(0.09)	10.74	15.99	13,060	1.00	0.63	1.61	97
C Shares
Year Ended March 31, 2009	11.22	0.14		(2.98)	(2.84)	(0.17)	(1.27)	(1.44)	6.94	(25.88)	2,844	1.19	1.37	1.20	28
Year Ended March 31, 2008	12.83	0.15		(0.44)	(0.29)	(0.35)	(0.97)	(1.32)	11.22	(3.14)	5,584	1.17	1.12	1.17	50
Year Ended March 31, 2007	12.39	0.13	(a)	0.80	0.93	(0.23)	(0.26)	(0.49)	12.83	7.62	5,535	1.17	1.05	1.17	45
Period Ended March 31, 2006†	11.41	0.11	(a)	1.02	1.13	(0.15)	—	(0.15)	12.39	9.94	2,820	1.15	0.89	1.20	34
Life Vision Moderate Growth Fund(4)(5)
I Shares
Year Ended March 31, 2009	10.38	0.29		(2.07)	(1.78)	(0.34)	(0.50)	(0.84)	7.76	(17.47)	103,606	0.20	3.11	0.21	31
Year Ended March 31, 2008	10.88	0.31		(0.25)	0.06	(0.39)	(0.17)	(0.56)	10.38	0.30	147,784	0.17	2.87	0.17	40
Year Ended March 31, 2007	10.85	0.31	(a)	0.55	0.86	(0.37)	(0.46)	(0.83)	10.88	8.02	193,107	0.16	2.80	0.16	49
Year Ended March 31, 2006†	10.49	0.24	(a)	0.64	0.88	(0.28)	(0.24)	(0.52)	10.85	8.48	158,301	0.18	2.17	0.22	34
Period Ended March 31, 2005†	10.06	0.18		0.52	0.70	(0.22)	(0.05)	(0.27)	10.49	6.98	132,522	0.21	2.10	0.32	83
Year Ended May 31, 2004	9.02	0.16	(a)	1.04	1.20	(0.16)	—	(0.16)	10.06	13.35	121,659	0.25	1.65	0.36	109
A Shares
Year Ended March 31, 2009	10.37	0.25		(2.06)	(1.81)	(0.31)	(0.50)	(0.81)	7.75	(17.72)	5,845	0.50	2.81	0.51	31
Year Ended March 31, 2008	10.88	0.28		(0.25)	0.03	(0.37)	(0.17)	(0.54)	10.37	(0.02)	8,632	0.47	2.59	0.48	40
Year Ended March 31, 2007	10.84	0.28	(a)	0.55	0.83	(0.33)	(0.46)	(0.79)	10.88	7.77	11,069	0.46	2.53	0.46	49
Year Ended March 31, 2006†	10.48	0.20	(a)	0.64	0.84	(0.24)	(0.24)	(0.48)	10.84	8.16	5,821	0.47	1.92	0.59	34
Period Ended March 31, 2005†	10.05	0.15		0.52	0.67	(0.19)	(0.05)	(0.24)	10.48	6.74	8,161	0.47	1.91	0.87	83
Period Ended May 31, 2004	9.58	0.10	(a)	0.45	0.55	(0.08)	—	(0.08)	10.05	5.79	3,541	0.55	1.49	1.27	109

See Notes to Financial Highlights and Notes to Financial Statements.

123

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Moderate Growth Fund(4)(5)
B Shares
Year Ended March 31, 2009	$10.34	$0.22		$(2.07)	$(1.85)	$(0.27)	$(0.50)	$(0.77)	$7.72	(18.14)%	$6,024	0.95%	2.31%	0.95%	31%
Year Ended March 31, 2008	10.86	0.23		(0.25)	(0.02)	(0.33)	(0.17)	(0.50)	10.34	(0.46)	10,572	0.92	2.13	0.93	40
Year Ended March 31, 2007	10.82	0.22	(a)	0.56	0.78	(0.28)	(0.46)	(0.74)	10.86	7.36	12,723	0.91	2.03	0.91	49
Year Ended March 31, 2006†	10.46	0.16	(a)	0.64	0.80	(0.20)	(0.24)	(0.44)	10.82	7.60	14,073	0.92	1.41	1.06	34
Period Ended March 31, 2005†	10.03	0.11		0.52	0.63	(0.15)	(0.05)	(0.20)	10.46	6.28	14,797	0.92	1.37	1.35	83
Year Ended May 31, 2004	9.00	0.09	(a)	1.04	1.13	(0.10)	—	(0.10)	10.03	12.66	13,236	1.00	0.91	1.56	109
C Shares
Year Ended March 31, 2009	10.34	0.20		(2.07)	(1.87)	(0.25)	(0.50)	(0.75)	7.72	(18.34)	12,405	1.20	2.08	1.20	31
Year Ended March 31, 2008	10.86	0.20		(0.25)	(0.05)	(0.30)	(0.17)	(0.47)	10.34	(0.66)	20,419	1.17	1.87	1.17	40
Year Ended March 31, 2007	10.82	0.23	(a)	0.52	0.75	(0.25)	(0.46)	(0.71)	10.86	7.01	24,424	1.19	2.12	1.19	49
Period Ended March 31, 2006†	10.49	0.15	(a)	0.62	0.77	(0.20)	(0.24)	(0.44)	10.82	7.40	1,674	1.13	1.43	1.19	34

See Notes to Financial Highlights and Notes to Financial Statements.

124

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2009

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than a year.

(4)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date

Aggressive Growth Stock Fund	I Shares	February 23, 2004
Aggressive Growth Stock Fund	A Shares	February 23, 2004
Aggressive Growth Stock Fund	C Shares	February 23, 2004
Emerging Growth Stock Fund	I Shares	February 23, 2004
Emerging Growth Stock Fund	A Shares	February 23, 2004
Emerging Growth Stock Fund	C Shares	February 27, 2004
International Equity 130/30 Fund	I Shares	December 26, 2007
International Equity 130/30 Fund	A Shares	July 2, 2008
International Equity 130/30 Fund	C Shares	August 21, 2008
Large Cap Quantitative Equity Fund	I Shares	August 7, 2003
Large Cap Quantitative Equity Fund	A Shares	October 8, 2003
Large Cap Quantitative Equity Fund	C Shares	October 13, 2003
Mid-Cap Value Equity Fund	A Shares	October 27, 2003
Real Estate 130/30 Fund	I Shares	December 26, 2007
Real Estate 130/30 Fund	C Shares	May 5, 2008
Select Large Cap Growth Stock Fund	A Shares	October 14, 2003
Small Cap Value Equity Fund	A Shares	October 9, 2003
U.S. Equity 130/30 Fund	I Shares	December 26, 2007
Life Vision Aggressive Growth Fund	A Shares	October 16, 2003
Life Vision Aggressive Growth Fund	C Shares	April 1, 2005
Life Vision Conservative Fund	I Shares	November 6, 2003
Life Vision Conservative Fund	A Shares	November 11, 2003
Life Vision Conservative Fund	C Shares	April 1, 2005
Life Vision Growth and Income Fund	A Shares	November 5, 2003
Life Vision Growth and Income Fund	C Shares	April 5, 2005
Life Vision Moderate Growth Fund	A Shares	October 10, 2003
Life Vision Moderate Growth Fund	C Shares	April 5, 2005

(5)	The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying funds. The expense ratios do not include such expenses.

(6)	The Ratio of Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include annualized dividend expense from securities sold short for the fiscal periods ending March 31, 2009 and March 31, 2008 as follows:

	2009	2008

International Equity 130/30 Fund — I Shares	1.31%	1.74%
International Equity 130/30 Fund — A Shares	1.31%	N/A
International Equity 130/30 Fund — C Shares	1.62%	N/A
Real Estate 130/30 Fund — I Shares	2.11%	1.03%
Real Estate 130/30 Fund — C Share	1.65%	N/A
U.S. Equity Fund 130/30 — I Shares	0.70%	0.66%

(a)	Per share data calculated using average shares outstanding method.

(b)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(c)	The Large Cap Core Equity Fund, Large Cap Quantitative Equity Fund and Small Cap Growth Stock Fund include per share distributions from tax return of capital of $—, $— and $(0.11), respectively.

(d)	Amended from prior Financial Highlights that included a $(0.05) tax return of Capital in the “Dividends from Net Investment Income” column, and was footnoted, as such, in the Notes to Financial Highlights. It was subsequently determined that there was not a return of capital and that the $(0.05) distribution was from realized capital gains and therefore the Distributions from Realized Capital Gains are revised to $(2.27) per share from $(2.22) per share.

(e)	The Real Estate 130/30 Fund, Select Large Cap Growth Fund, and the Life Vision Aggressive Growth Fund include per share distributions from tax return of capital of $(0.04), $(0.01) and $—, respectively.

125

(f)	The Life Vision Aggressive Growth Fund includes per share distribution from tax return of capital of $(0.03).

#	The Fund had a voluntary reimbursement by the Investment Adviser and affiliates that had no effect on total returns for the period.

##	The Fund’s total return includes the effect of an asset valuation adjustment as of March 31, 2006. Excluding this effect, total return would have been 27.08% and 26.21% for the A Shares and C Shares respectively. There was no effect to the total return in I Shares.

†	Net Investment Income (Loss), Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) to Average Net Assets have been adjusted due to the reclassification of short-term gains from Net Investment Income to Net Realized and Unrealized Gains (Losses) on Investments.

Amounts designated as “—” are $0 or have been rounded to $0.

126

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2009

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as an open-end management investment company offering 50 funds as of March 31, 2009. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Funds may offer the following share classes: I Shares, A Shares and C Shares. In addition, the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund may offer B Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plans, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Life Vision Conservative Fund) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Life Vision Conservative Fund A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase. The B Shares will not be subject to a sales charge but will be subject to the maximum applicable CDSC, ranging from 5.00% to 2.00%, as a percentage of original purchase price if redeemed within five years of purchase.

Investors are not permitted to make new purchases of Class B Shares, except through dividend or distribution reinvestments in Class B Shares and exchanges of Class B Shares of a Fund for Class B Shares of another Fund.

The Small Cap Value Equity Fund was closed to new investors between April 30, 2004 and July 31, 2008. Effective August 1, 2008, the Small Cap Value Equity Fund was reopened to new investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and

127

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities and securities sold short listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price for long positions and at the most recent quoted ask price for securities sold short. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Board. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price (long positions) or ask price (securities sold short) from at least one independent broker. Investments in other investment companies are valued at their respective net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate a security be valued using the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, they shall immediately notify the Fund’s accounting agent and may preauthorize the Fund’s accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the investment adviser or subadviser does not pre-authorize the Fund’s accounting agent to utilize a Fair Value Pricing Service, the investment adviser or subadviser will request that a Committee Meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by a Fair Value Pricing Service to fair value their international equity securities.

The assets of the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund (the “Life Vision Funds”) consist of investments in underlying investment companies (most of which are affiliated), which are valued at their respective daily net asset values. Recognition of net investment income by the Life Vision Funds is affected by the

128

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

timing of the declaration of dividends by the underlying securities in which the Life Vision Funds invest. Also, in addition to the Life Vision Funds’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of SFAS No. 157 is the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009 (in thousands):

			LEVEL 2 — Other
			Significant	LEVEL 3 — Significant
	LEVEL 1 — Quoted Prices		Observable Inputs	Unobservable Inputs	Total
	Investments	Securities	Investments	Investments	Investments	Securities
	in Securities	Sold Short	in Securities	in Securities	in Securities	Sold Short
Fund	($)	($)	($)	($)	($)	($)

Aggressive Growth Stock Fund	153,302	—	49,001	—	202,303	—
Emerging Growth Stock Fund	66,276	—	21,167	—	87,443	—
International Equity 130/30 Fund	88,814	(20,885)	1,160	—	89,974	(20,885)
International Equity Fund	183,404	—	19,447	—	202,851	—
International Equity Index Fund	707,434	—	146,050	—	853,484	—
Large Cap Core Equity Fund	396,492	—	89,356	—	485,848	—
Large Cap Growth Stock Fund	488,352	—	136,846	—	625,198	—
Large Cap Quantitative Equity Fund	51,886	—	—	—	51,886	—
Large Cap Value Equity Fund	1,041,294	—	243,940	—	1,285,234	—
Mid-Cap Core Equity Fund	80,704	—	26,685	—	107,389	—
Mid-Cap Value Equity Fund	234,856	—	30,558	—	265,414	—
Real Estate 130/30 Fund	5,886	(1,365)	10	—	5,896	(1,365)
Select Large Cap Growth Stock Fund	110,973	—	28,924	—	139,897	—
Small Cap Growth Stock Fund	287,269	—	114,015	—	401,284	—
Small Cap Value Equity Fund	329,540	—	86,138	—	415,678	—
U.S. Equity 130/30 Fund	4,238	(976)	13	—	4,251	(976)
Life Vision Aggressive Growth Fund	18,227	—	—	—	18,227	—
Life Vision Conservative Fund	9,340	—	—	—	9,340	—
Life Vision Growth and Income Fund	53,815	—	—	—	53,815	—
Life Vision Moderate Growth Fund	127,652	—	—	—	127,652	—

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period.

129

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Interest income is recognized on an accrual basis and includes amortization or accretion of a premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Forward Foreign Currency Contracts — Each Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. As of March 31, 2009, none of the Funds had outstanding forward foreign currency contracts.

Real Estate Investment Trusts — Certain of the Funds, may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year are recorded as realized gains or return of capital when such information becomes known upon notification from issuers.

Securities Lending — Each Fund (except the Life Vision Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 102% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

Effective January 20, 2009, cash collateral received in connection with securities lending is invested in a joint account managed by RidgeWorth Capital Management, Inc. The joint account invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. Prior to January 20, 2009, cash collateral received in connection with securities lending was invested in the Credit Suisse Enhanced Liquidity Fund.

130

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

At March 31, 2009, the cash collateral received by the Funds was pooled and invested in the following securities (RidgeWorth Funds Securities Lending Joint Account). Each of the Funds of the Trust participating in securities lending at that date owned a pro-rata portion of the assets and liabilities listed below (in thousands, except Shares):

	Shares or
	Principal
	Amount($)	Value($)

Abbey National Treasury Services PLC, 1.581%, 08/13/09(a)	40,238	40,181
American Honda Finance Corp., 1.290%, 07/14/09(a)(b)	60,358	60,295
Barclays Bank PLC, 1.130%, 05/27/09(a)	60,358	60,328
Commonwealth Bank of Australia, 1.313%, 07/16/09, MTN(a)(b)	80,477	80,298
DnB Nor Bank ASA, 1.504%, 06/08/09(a)	40,238	40,240
Goldman Sachs Group, Inc., 1.317%, 06/23/09(a)	25,551	25,382
HSBC USA, Inc., 1.638%, 08/14/09(a)	40,238	40,232
IBM International Group Capital, 1.470%, 09/25/09(a)(b)	40,238	40,235
ING Bank NV, 1.670%, 06/15/09(a)(b)	64,382	64,389
Met Life Global Funding I, 1.706%, 06/12/09, MTN(a)(b)	80,477	79,736
Monumental Global Funding, 1.638%, 08/17/09(a)(b)	80,477	80,466
New York Life Global Funding, 1.366%, 09/04/09, MTN(a)(b)	40,238	40,235
Pacific Life Global Funding, 1.279%, 07/24/09(a)(b)	8,048	7,895
Societe Generale, 1.676%, 09/04/09(a)(b)	80,477	80,473
Westpac Banking Corp., 0.935%, 06/01/09(a)	80,477	80,409
BNP Paribas Time Deposit, 0.240%(a)	7,193	7,193
Calyon Time Deposit, 0.313%(a)	5,433	5,433
Societe Generale Time Deposit, 0.250%(a)	7,004	7,004
Bank of America Repurchase Agreement, 0.110%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $50,000 (collateralized by FHLB; 1.050%, due 03/05/10; total market value $51,000)	50,000	50,000
Wells Fargo Repurchase Agreement, 0.180%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $10,000 (collateralized by FHLB; 4.375%-5.000%, due 10/05/11-09/14/12; total market value $10,202)	10,000	10,000
Dreyfus Government Cash Money Market Fund	138,750,000	138,750
Dreyfus Government Prime Cash Management Fund	78,750,000	78,750
Goldman Sachs Financial Square Funds — Government Fund	148,750,000	148,750
Goldman Sachs Financial Square Funds — Federal Fund	168,750,000	168,750
JPMorgan U.S. Government Money Market Fund	150,000,000	150,000
RidgeWorth Institutional U.S. Government Securities Money Market Fund(c)	75,000,000	75,000

Total Investments (Cost $1,661,903)		1,660,424
Payable to Participating Funds		1,463
Amount due to Lending Agent		(13,348)

Net Assets		1,648,539

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Joint Account’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 32.4% of net assets as of March 31, 2009.

(c)	Affiliate investment.

FHLB	Federal Home Loan Bank

MTN      Medium Term Note

131

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Funds paid securities lending fees during the year ended March 31, 2009, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below (in thousands):

Fund	Fee($)

Aggressive Growth Stock Fund	49
Emerging Growth Stock Fund	35
International Equity Fund	300
International Equity Index Fund	393
Large Cap Core Equity Fund	159
Large Cap Growth Stock Fund	116
Large Cap Value Equity Fund	224
Mid-Cap Core Equity Fund	46
Mid-Cap Value Equity Fund	113
Select Large Cap Growth Stock Fund	18
Small Cap Growth Stock Fund	347
Small Cap Value Equity Fund	242

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Short Sales — The International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund each engage in short sales (selling securities it does not own) as a part of its normal investment activities. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund do not have a compensating balance arrangement with their custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust

132

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Variable Trust (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Redemption Fees — Prior to August 1, 2007, for the International Equity and International Equity Index Funds, a redemption fee of 2% of the value of the shares sold was imposed on shares redeemed within 60 days unless the redemption was excluded under the Funds’ Redemption Fee Policy. On August 1, 2007, the Redemption Fee Policy was removed from the International Equity and International Equity Index Funds. For financial statement purposes, these amounts are recorded as an addition to paid-in capital and are included in the Statements of Changes in Net Assets within “Change in Net Assets from Capital Transactions”. Fees during the year ended March 31, 2008 were $3,035 for the International Equity Fund and $1,463 for the International Equity Index Fund.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds, except for the International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Recent Accounting Pronouncements — In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. As of March 31, 2009, none of the Funds participated in the trading of credit derivatives or certain guarantees.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and

133

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RIDGEWORTH FUNDS  March 31, 2009

amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement. The subadvisers for the Funds are as follows: Alpha Equity Management LLC serves as the Subadviser for the International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund. Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund. Certium Asset Management LLC serves as the Subadviser for the International Equity Fund, International Equity Index Fund and Large Cap Quantitative Equity Fund. IronOak Advisors LLC serves as the Subadviser for the Large Cap Core Equity Fund and Mid-Cap Core Equity Fund. Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund. Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund. Alpha Equity Management LLC and Zevenbergen Capital Management LLC (effective October 1, 2008) are each minority-owned subsidiaries of the Investment Adviser. Each of the other Subadvisers are wholly-owned subsidiaries of the Investment Adviser.

134

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RIDGEWORTH FUNDS  March 31, 2009

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2009 were as follows:

	Maximum	Discounted		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived/Expenses	Fees
Fund	Fee(%)*	Fee(%)*	Reimbursed(%)*	Paid(%)*

Aggressive Growth Stock Fund	1.10	1.10	—	1.10
Emerging Growth Stock Fund	1.10	1.10	—	1.10
International Equity 130/30 Fund	1.25	1.25	(0.03)	1.22
International Equity Fund	1.15	1.13	—	1.13
International Equity Index Fund	0.50	0.49	—	0.49
Large Cap Core Equity Fund	0.85	0.83	—	0.83
Large Cap Growth Stock Fund	0.97	0.96	(0.02)	0.94
Large Cap Quantitative Equity Fund	0.85	0.85	(0.01)	0.84
Large Cap Value Equity Fund	0.80	0.77	—	0.77
Mid-Cap Core Equity Fund	1.00	1.00	—	1.00
Mid-Cap Value Equity Fund	1.00	1.00	—	1.00
Real Estate 130/30 Fund	1.25	1.25	(1.33)	—
Select Large Cap Growth Stock Fund	0.85	0.85	—	0.85
Small Cap Growth Stock Fund	1.15	1.15	—	1.15
Small Cap Value Equity Fund	1.15	1.15	—	1.15
U.S. Equity 130/30 Fund	1.10	1.10	(1.96)	—
Life Vision Aggressive Growth fund	0.10	0.10	(0.01)	0.09
Life Vision Conservative Fund	0.10	0.10	(0.14)	—
Life Vision Growth and Income Fund	0.10	0.10	(0.01)	0.09
Life Vision Moderate Growth Fund	0.10	0.10	—	0.10

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable subadviser a portion of the fees to serve as the Fund’s Subadviser.

Amounts designated as “—” are $0 or have been rounded to $0.

135

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Investment Adviser and the applicable subadviser have contractually agreed, until at least August 1, 2009 to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Total
		Operating
Fund		Expenses(%)

International Equity 130/30 Fund	I Shares	1.55
International Equity 130/30 Fund	A Shares	1.85
International Equity 130/30 Fund	C Shares	2.55
Real Estate 130/30 Fund	I Shares	1.45
Real Estate 130/30 Fund	C Shares	2.45
U.S. Equity 130/30 Fund	I Shares	1.30
Life Vision Aggressive Growth Fund	I Shares	0.20
Life Vision Aggressive Growth Fund	A Shares	0.50
Life Vision Aggressive Growth Fund	B Shares	0.95
Life Vision Aggressive Growth Fund	C Shares	1.20
Life Vision Conservative Fund	I Shares	0.20
Life Vision Conservative Fund	A Shares	0.50
Life Vision Conservative Fund	B Shares	0.95
Life Vision Conservative Fund	C Shares	1.20
Life Vision Growth and Income Fund	I Shares	0.20
Life Vision Growth and Income Fund	A Shares	0.50
Life Vision Growth and Income Fund	B Shares	0.95
Life Vision Growth and Income Fund	C Shares	1.20
Life Vision Moderate Growth Fund	I Shares	0.20
Life Vision Moderate Growth Fund	A Shares	0.50
Life Vision Moderate Growth Fund	B Shares	0.95
Life Vision Moderate Growth Fund	C Shares	1.20

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2009, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2009, the cumulative potential reimbursement based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement after reduced by amounts forfeited during the current fiscal year are as follows (in thousands):

136

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Amount($)

International Equity 130/30 Fund	49
Real Estate 130/30 Fund	71
U.S. Equity 130/30 Fund	91
Life Vision Aggressive Growth Fund	1
Life Vision Conservative Fund	29
Life Vision Growth and Income Fund	4

During the year ended March 31, 2009, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,930 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000. Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum and is subject to a minimum annual fee of $172,000 for its services. Prior to August 20, 2008, Foreside Distribution Services L.P. (“Foreside”) was the distributor for the Funds under a distribution agreement between Foreside and the Investment Adviser. Foreside received $37,500 annually for its services.

In addition, with respect to the A Shares, B Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2009 were as follows:

	Board	Board	Board
	Approved	Approved	Approved
	and Charged	and Charged	and Charged
	A Share	B Share	C Share
	Distribution	Distribution	Distribution
	and Service	and Service	and Service
Fund	Fee(%)	Fee(%)	Fee(%)

Aggressive Growth Stock Fund	0.30	N/A	1.00
Emerging Growth Stock Fund	0.30	N/A	1.00
International Equity 130/30 Fund	0.30	N/A	1.00
International Equity Fund	0.30	N/A	1.00
International Equity Index Fund	0.30	N/A	1.00
Large Cap Core Equity Fund	0.25	N/A	1.00
Large Cap Growth Stock Fund	0.30	N/A	1.00

137

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

	Board	Board	Board
	Approved	Approved	Approved
	and Charged	and Charged	and Charged
	A Share	B Share	C Share
	Distribution	Distribution	Distribution
	and Service	and Service	and Service
Fund	Fee(%)	Fee(%)	Fee(%)

Large Cap Quantitative Equity Fund	0.25	N/A	1.00
Large Cap Value Equity Fund	0.30	N/A	1.00
Mid-Cap Core Equity Fund	0.30	N/A	1.00
Mid-Cap Value Equity Fund	0.30	N/A	1.00
Real Estate 130/30 Fund	0.30	N/A	1.00
Select Large Cap Growth Stock Fund	0.30	N/A	1.00
Small Cap Growth Stock Fund	0.30	N/A	1.00
Small Cap Value Equity Fund	0.30	N/A	1.00
U.S. Equity 130/30 Fund	0.30	N/A	1.00
Life Vision Aggressive Growth fund	0.30	0.75	1.00
Life Vision Conservative Fund	0.30	0.75	1.00
Life Vision Growth and Income Fund	0.30	0.75	1.00
Life Vision Moderate Growth Fund	0.30	0.75	1.00

Custodian Agreements — SunTrust Bank acts as custodian for the Funds, except for the International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, which have appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	93,750	75,000
Regular Meeting Fee	7,750	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

Prior to November 20, 2008, the retainer and meeting fees were as follows:

	Chairman($)	Trustee($)

Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. On May 20, 2008, the Board approved the termination of the deferred compensation plan. The deferred amounts under the plan were paid out to the respective trustees in May 2009.

138

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $775,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Services Fees”.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2009, SunTrust Robinson Humphrey, Inc. did not receive any payments from the Funds.

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2009 were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Aggressive Growth Stock Fund	66,349	129,782
Emerging Growth Stock Fund	73,812	71,318
International Equity 130/30 Fund	653,650	482,351
International Equity Fund	1,284,770	1,692,177
International Equity Index Fund	609,313	362,571
Large Cap Core Equity Fund	782,352	1,277,497
Large Cap Growth Stock Fund	471,679	501,538
Large Cap Quantitative Equity Fund	479,149	632,909
Large Cap Value Equity Fund	1,738,576	1,208,191
Mid-Cap Core Equity Fund	72,230	127,705
Mid-Cap Value Equity Fund	596,342	530,368
Real Estate 130/30 Fund	29,532	24,951
Select Large Cap Growth Stock Fund	93,004	69,489
Small Cap Growth Stock Fund	671,461	718,264
Small Cap Value Equity Fund	282,291	293,266
U.S. Equity 130/30 Fund	16,189	15,552
Life Vision Aggressive Growth fund	6,248	12,595
Life Vision Conservative Fund	4,681	5,642
Life Vision Growth and Income Fund	19,584	32,680
Life Vision Moderate Growth Fund	44,797	60,727

5.	Federal Tax Information

At March 31, 2009, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and

139

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2009 were as follows (in thousands):

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	(Depreciation)($)	(Depreciation)($)

Aggressive Growth Stock Fund	232,967	20,020	(50,684)	(30,664)
Emerging Growth Stock Fund	112,487	4,194	(29,238)	(25,044)
International Equity 130/30 Fund	85,661	5,021	(21,593)	(16,572)
International Equity Fund	286,202	11,219	(94,570)	(83,351)
International Equity Index Fund	1,018,410	54,191	(219,117)	(164,926)
Large Cap Core Equity Fund	541,245	41,091	(96,488)	(55,397)
Large Cap Growth Stock Fund	681,739	30,447	(86,988)	(56,541)
Large Cap Quantitative Equity Fund	57,354	3,028	(8,496)	(5,468)
Large Cap Value Equity Fund	1,463,662	26,559	(204,987)	(178,428)
Mid-Cap Core Equity Fund	132,389	4,218	(29,218)	(25,000)
Mid Cap Value Equity Fund	309,558	5,659	(49,803)	(44,144)
Real Estate 130/30 Fund	6,064	284	(1,817)	(1,533)
Select Large Cap Growth Stock Fund	152,937	4,736	(17,776)	(13,040)
Small Cap Growth Stock Fund	449,061	19,743	(67,520)	(47,777)
Small Cap Value Equity Fund	500,845	18,321	(103,488)	(85,167)
U.S. Equity 130/30 Fund	3,612	274	(611)	(337)
Life Vision Aggressive Growth Fund	26,742	—	(8,515)	(8,515)
Life Vision Conservative Fund	10,345	178	(1,183)	(1,005)
Life Vision Growth and Income Fund	71,090	423	(17,698)	(17,275)
Life Vision Moderate Growth Fund	156,328	1,638	(30,314)	(28,676)

Amounts designated as “—” are $0 or have been rounded to $0.

140

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The tax character of distributions paid to shareholders during the year ended March 31, 2009 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long		Total
	Investment	Term Capital	Return of	Distributions
Fund	Income($)	Gains($)	Capital($)	Paid($)*

Aggressive Growth Stock Fund	—	4,919	—	4,919
Emerging Growth Stock Fund	1,204	1,818	—	3,022
Internaional Equity 130/30 Fund	350	—	—	350
International Equity Fund	16,663	14,300	—	30,963
International Equity Index Fund	28,912	—	—	28,912
Large Cap Core Equity Fund	11,566	—	—	11,566
Large Cap Growth Stock Fund	2,520	3,451	—	5,971
Large Cap Quantitative Equity Fund	833	—	—	833
Large Cap Value Equity Fund	27,836	—	—	27,836
Mid-Cap Core Equity Fund	1,150	5,818	—	6,968
Mid-Cap Value Equity Fund	4,367	—	—	4,367
Real Estate 130/30 Fund	140	27	23	190
Select Large Cap Growth Stock Fund	278	—	29	307
Small Cap Growth Stock Fund	—	—	—	—
Small Cap Value Equity Fund	6,655	6,682	—	13,337
U.S. Equity 130/30 Fund	26	—	—	26
Life Vision Aggressive Growth Fund	455	4,381	2	4,838
Life Vision Conservative Fund	440	119	—	559
Life Vision Growth and Income Fund	1,937	8,834	—	10,771
Life Vision Moderate Growth Fund	5,922	7,089	—	13,011

*	Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “-” are $0 or have been rounded to $0.

141

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The tax character of distributions paid to shareholders during the period ended March 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long		Total
	Investment	Term Capital	Return of	Distributions
Fund	Income($)	Gains($)	Capital($)	Paid($)*

Aggressive Growth Stock Fund	—	10,377	—	10,377
Emerging Growth Stock Fund	7,505	4,949	—	12,454
International Equity Fund	47,522	140,332	—	187,854
International Equity Index Fund	27,328	—	—	27,328
Large Cap Core Equity Fund	41,636	126,741	33	168,410
Large Cap Growth Stock Fund	17,744	171,758	—	189,502
Large Cap Quantitative Equity Fund	25,830	5,909	11	31,750
Large Cap Value Equity Fund	85,646	48,500	—	134,146
Mid-Cap Core Equity Fund	10,768	16,027	—	26,795
Mid-Cap Value Equity Fund	48,819 (a)	7,204 (a)	— (a)	56,023
Real Estate 130/30 Fund	34	—	—	34
Select Large Cap Growth Stock Fund	93	—	—	93
Small Cap Growth Stock Fund	52,514	135,932	3,145	191,591
Small Cap Value Equity Fund	43,916	122,055	—	165,971
U.S. Equity 130/30 Fund	6	—	—	6
Life Vision Aggressive Growth Fund	2,669	5,163	—	7,832
Life Vision Conservative Fund	418	102	—	520
Life Vision Growth and Income Fund	5,334	6,199	—	11,533
Life Vision Moderate Growth Fund	9,354	1,367	—	10,721

*	Total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

(a)	Revised from prior financial statements which disclosed $1,171 as distributions from return of capital and $6,221 as distributions from net long term capital gains and $48,631 as distributions from net investment income. The fund filed amended tax returns, as appropriate.

Amounts designated as “—” are $0 or have been rounded to $0.

142

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

As of March 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Total
	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Earnings
Fund	Income($)	Capital Gains($)	Earnings($)	Other Losses($)**	(Depreciation)($)***	(Deficit)($)

Aggressive Growth Stock Fund	—	—	—	(42,615)	(30,664)	(73,279)
Emerging Growth Stock Fund	—	—	—	(31,391)	(25,044)	(56,435)
Internaional Equity 130/30 Fund	79	—	79	(54,161)	(16,552)	(70,634)
International Equity Fund	1,474	—	1,474	(311,197)	(83,410)	(393,133)
International Equity Index Fund	4,896	—	4,896	(73,900)	(164,776)	(233,780)
Large Cap Core Equity Fund	147	—	147	(283,823)	(55,397)	(339,073)
Large Cap Growth Stock Fund	100	—	100	(75,880)	(56,541)	(132,321)
Large Cap Quantitative Equity Fund	40	—	40	(40,989)	(5,468)	(46,417)
Large Cap Value Equity Fund	202	—	202	(360,033)	(178,428)	(538,259)
Mid-Cap Core Equity Fund	2	—	2	(22,150)	(25,000)	(47,148)
Mid-Cap Value Equity Fund	84	—	84	(104,437)	(44,144)	(148,497)
Real Estate 130/30 Fund	—	—	—	(1,575)	(1,533)	(3,108)
Select Large Cap Growth Stock Fund	—	—	—	(76,852)	(13,040)	(89,892)
Small Cap Growth Stock Fund	—	—	—	(127,076)	(47,777)	(174,853)
Small Cap Value Equity Fund	288	—	288	(94,236)	(85,167)	(179,115)
U.S. Equity 130/30 Fund	3	—	3	(1,826)	(337)	(2,160)
Life Vision Aggressive Growth Fund	—	—	—	(547)	(8,515)	(9,062)
Life Vision Conservative Fund	16	—	16	(78)	(1,005)	(1,067)
Life Vision Growth and Income Fund	17	—	17	(723)	(17,275)	(17,981)
Life Vision Moderate Growth Fund	144	—	144	(1,547)	(28,676)	(30,079)

**	As of the latest tax year end of March 31, 2009, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires
Fund	2010($)		2011($)	2012($)	2013($)	2017($)

Aggressive Growth Stock Fund	1,276	#	—	—	—	15,692
Emerging Growth Stock Fund	—		—	—	—	6,205
International Equity 130/30 Fund	—		—	—	—	19,845
International Equity Fund	—		—	—	—	89,645
International Equity Index Fund	—		6,883	9,214	3,137	28,998
Large Cap Core Equity Fund	—		—	—	—	126,964
Large Cap Growth Stock Fund	—		—	—	—	44,253
Large Cap Quantitative Equity Fund	—		—	—	—	18,994
Large Cap Value Equity Fund	—		—	—	—	164,462
Mid-Cap Core Equity Fund	—		—	—	—	1,704
Mid-Cap Value Equity Fund	—		—	—	—	65,503
Real Estate 130/30 Fund	—		—	—	—	290	*
Select Large Cap Growth Stock Fund	52,653		9,527	—	—	4,517
Small Cap Growth Stock Fund	—		—	—	—	23,892
Small Cap Value Equity Fund	—		—	—	—	15,804
U.S. Equity 130/30 Fund	—		—	—	—	705
Life Vision Conservative Fund	—		—	—	—	75
Life Vision Moderate Growth Fund	—		—	—	—	714

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

143

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Life Vision Aggressive Growth Stock Fund, Life Vision Conservative Fund, Life Vision Growth & Income Fund and Life Vision Moderate Growth Fund have incurred and will elect to defer $25,647, $25,186, $34,316, $221,552, $25,668, $156,859, $31,627, $21,995, $195,571, $20,446, $38,934, $1,285*, $10,155, $103,184, $78,432, $1,121, $547, $3, $723 and $833, respectively, in thousands, in capital and foreign currency losses.

The Select Large Cap Growth Fund had $107,189, in thousands, of capital loss carryforwards expire in fiscal 2009.

#	As of March 31, 2008, the Fund had capital loss carryforwards, subject to certain limitations on availability to offset future capital gains, if any, as the successor of a merger.

*	As of March 31, 2009, the Fund had capital loss carryforwards and Post October Losses subject to certain limitations on availability to offset future capital gains, if any, as the result of a change of control, as defined in the Internal Revenue Code.

***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

Amounts designated as “—” are $0 or have been rounded to $0.

6.	Risks

The International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with these Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Real Estate 130/30 Fund invests a substantial portion of its assets in securities of REITs. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by that Fund.

144

Report of Independent Registered Public Accounting Firm
RIDGEWORTH FUNDS  March 31, 2009

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Stock Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund, Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, (twenty of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets, the cash flows of the International Equity 130/30 Fund, the Real Estate 130/30 Fund, and the U.S. Equity 130/30 Fund, and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2009

145

OTHER FEDERAL TAX INFORMATION
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2009 qualify for the corporate dividends received deductions:

Dividend
Received
Deduction(%)

Emerging Growth Stock Fund	1.54
International Equity 130/30 Fund	32.52
Large Cap Core Equity Fund	100.00
Large Cap Growth Stock Fund	100.00
Large Cap Quantitative Equity Fund	100.00
Large Cap Value Equity Fund	99.40
Mid-Cap Core Equity Fund	100.00
Mid-Cap Value Equity Fund	94.60
Real Estate 130/30 Fund	7.30
Select Large Cap Growth Stock Fund	100.00
Small Cap Value Equity Fund	68.95
U.S. Equity 130/30 Fund	100.00
Life Vision Aggressive Growth Fund	60.16
Life Vision Conservative Fund	5.90
Life Vision Growth and Income Fund	28.71
Life Vision Moderate Growth Fund	14.18

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to is shareholders under code 853 of the Internal Revenue Code. For the year ended March 31, 2009, the International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $194, $2,753 and $3,523, respectively, in thousands.

For the year ended March 31, 2009, the following Funds paid qualified dividend income:

Qualified
Dividend
Income(%)

Emerging Growth Stock Fund	1.48
International Equity 130/30 Fund	100.00
International Equity Fund	35.29
International Equity Index Fund	5.36
Large Cap Core Equity Fund	100.00
Large Cap Growth Stock Fund	100.00
Large Cap Quantitative Equity Fund	100.00
Large Cap Value Equity Fund	98.99
Mid-Cap Core Equity Fund	100.00
Mid-Cap Value Equity Fund	100.00
Real Estate 130/30 Fund	65.28
Select Large Cap Growth Stock Fund	100.00
Small Cap Value Equity Fund	90.85
U.S. Equity 130/30 Fund	100.00
Life Vision Aggressive Growth Fund	63.04
Life Vision Conservative Fund	6.30
Life Vision Growth and Income Fund	30.07
Life Vision Moderate Growth Fund	15.16

146

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

Name, Business		Term of		Number of
Address, State of	Position	Office and	Principal	Portfolios in	Other
Residence and	Held With	Length of	Occupation(s)	Fund Complex	Directorships
Date of Birth	Trust	Time Served	During the Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES:
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006- March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006)	55	GenSpring Trust

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	55	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods, Inc.: Acuity Brands, Inc.; GenSpring Trust;

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	55	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	55	WellPoint, Inc.; UniSource Energy Corp.; GenSpring Trust

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	55	None

Clarence H. Ridley* 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	55	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	55	None

*	Prior to May 12, 2008, Mr. Ridley was deemed to be an “interested person” of the Trust.

147

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Term of
Name, Address and	Position(s)	Office and Length of	Principal Occupation(s)
Date of Birth	Held with Trust	Time Served	During the Past 5 Years
OFFICERS:
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 09/61	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments.

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 05/67	Vice President; Deputy Chief Compliance Officer	One year; since June 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007 — May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.

Katherine A. Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Secretary; Chief Legal Officer	One year; since May 2009	Vice President (since July 2007), Assistant Counsel (January 2006-July 2007), Regulatory Administration, Citi Fund Services Ohio, Inc.; Employee of CitiStreet LLC (June 2004-May 2005); Employee of Fidelity Investments (1987- 2001).

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

148

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”), with respect to all of the Funds, and the Trust’s subadvisory agreement between the Adviser and Zevenbergen Capital Investments LLC (the “Subadviser”), with respect to the Aggressive Growth Stock Fund and Emerging Growth Stock Fund, must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New subadvisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadviser. The Trustees use this information, as well as other information that the Adviser, Subadviser, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadviser this year, the Board requested and received material from the Adviser and Subadviser in preparation for a special meeting of the Board held on October 16, 2008, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 20, 2008. Due to a change in control of the Subadviser that resulted in the assignment, as defined in the Investment Company Act of 1940, and, therefore, termination of the subadvisory agreement between the Adviser and Subadviser, at the October 16 meeting, the Board considered and approved a new subadvisory agreement that is substantially identical to the prior subadvisory agreement except for a decrease in the subadvisory fee paid by the Adviser to the Subadviser for its subadvisory services. At its November 20 meeting, the Board considered and approved the continuation of the advisory agreement between the Trust and the Adviser.

The material reviewed by the Board in considering the existing and proposed agreements included, among other things, information about: (a) the quality of the Adviser’s and Subadviser’s investment management and other services; (b) the Adviser’s and Subadviser’s investment management personnel; (c) the Adviser’s and Subadviser’s operations and financial condition; (d) the Adviser’s and Subadviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadviser charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadviser’s profitability from their Fund-related operations; (h) the Adviser’s and Subadviser’s compliance systems; (i) the Adviser’s and Subadviser’s policies and procedures for personal securities transactions; (j) the Adviser’s and Subadviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadviser, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the agreements with the Adviser and Subadviser, and the selection of the Adviser and Subadviser, and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

149

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadviser. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadviser supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadviser supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

150

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses	Expense Ratio
		Account Value	Account Value	Paid During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	702.00	5.01	1.18
	A Shares	1,000.00	701.30	6.28	1.48
	C Shares	1,000.00	699.00	9.23	2.18
Emerging Growth Stock Fund	I Shares	1,000.00	641.90	4.87	1.19
	A Shares	1,000.00	640.80	6.10	1.49
	C Shares	1,000.00	637.50	8.94	2.19
International Equity 130/30 Fund***	I Shares	1,000.00	679.10	6.36	1.52
	A Shares	1,000.00	677.80	7.61	1.82
	C Shares	1,000.00	675.00	10.44	2.50
International Equity Fund	I Shares	1,000.00	645.60	5.21	1.27
	A Shares	1,000.00	644.60	6.31	1.54
	C Shares	1,000.00	642.20	9.13	2.23
International Equity Index Fund	I Shares	1,000.00	666.20	2.58	0.62
	A Shares	1,000.00	665.30	3.86	0.93
	C Shares	1,000.00	663.30	6.76	1.63
Large Cap Core Equity Fund	I Shares	1,000.00	714.40	3.76	0.88
	A Shares	1,000.00	713.50	4.78	1.12
	C Shares	1,000.00	710.60	7.98	1.87
Large Cap Growth Stock Fund	I Shares	1,000.00	757.40	4.25	0.97
	A Shares	1,000.00	755.70	5.60	1.28
	C Shares	1,000.00	754.20	8.66	1.98
Large Cap Quantitative Equity Fund	I Shares	1,000.00	702.70	4.12	0.97
	A Shares	1,000.00	701.20	5.17	1.22
	C Shares	1,000.00	699.20	8.35	1.97
Large Cap Value Equity Fund	I Shares	1,000.00	723.20	3.57	0.83
	A Shares	1,000.00	722.10	4.85	1.13
	C Shares	1,000.00	719.90	7.85	1.83
Mid-Cap Core Equity Fund	I Shares	1,000.00	666.00	4.57	1.10
	A Shares	1,000.00	665.40	5.81	1.40
	C Shares	1,000.00	662.90	8.75	2.11
Mid-Cap Value Equity Fund	I Shares	1,000.00	721.60	4.64	1.08
	A Shares	1,000.00	720.50	5.92	1.38
	C Shares	1,000.00	717.70	8.91	2.08

151

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

		Beginning	Ending	Expenses	Expense Ratio
		Account Value	Account Value	Paid During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Real Estate 130/30 Fund***	I Shares	1,000.00	449.50	5.06	1.40
	C Shares	1,000.00	447.30	8.66	2.40
Select Large Cap Growth Stock Fund	I Shares	1,000.00	778.00	4.21	0.95
	A Shares	1,000.00	776.70	5.58	1.26
	C Shares	1,000.00	774.10	8.63	1.95
Small Cap Growth Stock Fund	I Shares	1,000.00	648.40	4.97	1.21
	A Shares	1,000.00	647.40	6.20	1.51
	C Shares	1,000.00	646.00	9.11	2.22
Small Cap Value Equity Fund	I Shares	1,000.00	696.60	5.16	1.22
	A Shares	1,000.00	695.40	6.42	1.52
	C Shares	1,000.00	693.30	9.37	2.22
U.S Equity 130/30 Fund***	I Shares	1,000.00	722.00	4.85	1.13
Life Vision Aggressive Growth Fund	I Shares	1,000.00	720.20	0.86	0.20
	A Shares	1,000.00	719.70	2.14	0.50
	B Shares	1,000.00	717.50	4.07	0.95
	C Shares	1,000.00	716.40	5.14	1.20
Life Vision Conservative Fund	I Shares	1,000.00	969.70	0.98	0.20
	A Shares	1,000.00	967.50	2.45	0.50
	B Shares	1,000.00	965.40	4.66	0.95
	C Shares	1,000.00	964.20	5.83	1.19
Life Vision Growth and Income Fund	I Shares	1,000.00	811.40	0.90	0.20
	A Shares	1,000.00	809.90	2.26	0.50
	B Shares	1,000.00	808.20	4.28	0.95
	C Shares	1,000.00	806.10	5.40	1.20
Life Vision Moderate Growth Fund	I Shares	1,000.00	874.10	0.93	0.20
	A Shares	1,000.00	872.80	2.33	0.50
	B Shares	1,000.00	871.50	4.43	0.95
	C Shares	1,000.00	869.60	5.59	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	Excludes impact of dividend expense and transaction costs on securities sold short.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

152

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

		Beginning	Ending Account	Expenses Paid	Expense Ratio During
		Account Value	Value	During Period*	Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	1,019.05	5.94	1.18
	A Shares	1,000.00	1,017.55	7.44	1.48
	C Shares	1,000.00	1,014.06	10.95	2.18
Emerging Growth Stock Fund	I Shares	1,000.00	1,019.00	5.99	1.19
	A Shares	1,000.00	1,017.50	7.49	1.49
	C Shares	1,000.00	1,014.01	11.00	2.19
International Equity 130/30 Fund***	I Shares	1,000.00	1,017.35	7.64	1.52
	A Shares	1,000.00	1,015.86	9.15	1.82
	C Shares	1,000.00	1,012.47	12.54	2.50
International Equity Fund	I Shares	1,000.00	1,018.60	6.39	1.27
	A Shares	1,000.00	1,017.25	7.75	1.54
	C Shares	1,000.00	1,013.81	11.20	2.23
International Equity Index Fund	I Shares	1,000.00	1,021.84	3.13	0.62
	A Shares	1,000.00	1,020.29	4.68	0.93
	C Shares	1,000.00	1,016.80	8.20	1.63
Large Cap Core Equity Fund	I Shares	1,000.00	1,020.54	4.43	0.88
	A Shares	1,000.00	1,019.35	5.64	1.12
	C Shares	1,000.00	1,015.61	9.40	1.87
Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.09	4.89	0.97
	A Shares	1,000.00	1,018.55	6.44	1.28
	C Shares	1,000.00	1,015.06	9.95	1.98
Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,020.09	4.89	0.97
	A Shares	1,000.00	1,018.85	6.14	1.22
	C Shares	1,000.00	1,015.11	9.90	1.97
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.79	4.18	0.83
	A Shares	1,000.00	1,019.30	5.69	1.13
	C Shares	1,000.00	1,015.81	9.20	1.83
Mid-Cap Core Equity Fund	I Shares	1,000.00	1,019.45	5.54	1.10
	A Shares	1,000.00	1,017.95	7.04	1.40
	C Shares	1,000.00	1,014.41	10.60	2.11
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.55	5.44	1.08
	A Shares	1,000.00	1,018.05	6.94	1.38
	C Shares	1,000.00	1,014.56	10.45	2.08
Real Estate 130/30 Fund***	I Shares	1,000.00	1,017.95	7.04	1.40
	C Shares	1,000.00	1,012.96	12.04	2.40
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.19	4.78	0.95
	A Shares	1,000.00	1,018.65	6.34	1.26
	C Shares	1,000.00	1,015.21	9.80	1.95
Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.90	6.09	1.21
	A Shares	1,000.00	1,017.40	7.59	1.51
	C Shares	1,000.00	1,013.86	11.15	2.22
Small Cap Value Equity Fund	I Shares	1,000.00	1,018.85	6.14	1.22
	A Shares	1,000.00	1,017.35	7.64	1.52
	C Shares	1,000.00	1,013.86	11.15	2.22
U.S Equity 130/30 Fund***	I Shares	1,000.00	1,019.30	5.69	1.13
Life Vision Aggressive Growth Fund	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.39	2.52	0.50
	B Shares	1,000.00	1,020.14	4.78	0.95
	C Shares	1,000.00	1,018.90	6.04	1.20

153

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

		Beginning	Ending Account	Expenses Paid	Expense Ratio During
		Account Value	Value	During Period*	Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Life Vision Conservative Fund	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	B Shares	1,000.00	1,020.19	4.78	0.95
	C Shares	1,000.00	1,019.00	5.99	1.19
Life Vision Growth and Income Fund	I Shares	1,000.00	1,023.88	1.01	0.20
	A Shares	1,000.00	1,022.39	2.52	0.50
	B Shares	1,000.00	1,020.14	4.78	0.95
	C Shares	1,000.00	1,018.90	5.99	1.20
Life Vision Moderate Growth Fund	I Shares	1,000.00	1,023.93	1.01	0.20
	A Shares	1,000.00	1,022.44	2.52	0.50
	B Shares	1,000.00	1,020.19	4.78	0.95
	C Shares	1,000.00	1,018.95	6.04	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

***	Excludes impact of dividend expense and transaction costs on securities sold short.

154

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Special Meeting of Shareholders

A meeting of shareholders of the RidgeWorth Funds, was held on December 19, 2008. At the meeting, shareholders voted and approved the following proposal:

Proposal 1: To approve a new investment subadvisory agreement between RidgeWorth Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund.

RidgeWorth Aggressive Growth Stock Fund:

	# of Shares	% of Outstanding Shares	% of Shares Present

For	19,476,636.48	83.25%	99.98%
Against	2,610.00	0.01%	0.01%
Abstain	1407.00	0.00%	0.01%

Total	19,480,653.48	83.26%	100%

RidgeWorth Emerging Growth Stock Fund:

	# of Shares	% of Outstanding Shares	% of Shares Present

For	11,362,915.13	97.38%	99.99%
Against	739.71	0.00%	0.01%
Abstain	0	0.00%	0.00%

Total	11,363,654.84	97.38%	100%

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operstion of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

155

Investment Adviser:

RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303
www.ridgeworth.com

Investment Subadvisers:

Alpha Equity Management LLC	IronOak Advisors LLC
90 State House Square, Suite 1100	919 East Main Street, 15th Floor
Hartford, CT 06103	Richmond, VA 23219
www.alphaequityllc.com	www.ironoakadvisors.com

Ceredex Value Advisors LLC	Silvant Capital Management LLC
Lincoln Plaza, Suite 1600	50 Hurt Plaza, Suite 1500
300 South Orange Avenue	Atlanta, GA 30303
Orlando, FL32801	www.silvantcapital.com
www.ceredexvalue.com
Zevenbergen Capital Investments LLC
Certium Asset Management LLC	601 Union Street, Suite 4600
50 Hurt Plaza, Suite 1400	Seattle, Washington 98101
Atlanta, GA 30303	www.zci.com
www.certiumllc.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the
Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit
www.ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RidgeWorth® Investments

Collective Strength. Individual Insight.

2009 Annual Report

Fixed Income and Money Market Funds

March 31, 2009

RIDGEWORTH FUNDS March 31, 2009

LETTER TO SHAREHOLDERS
March 31, 2009
Dear Valued RidgeWorth Funds Shareholder,
As we celebrate the end of our inaugural year operating as the RidgeWorth Funds (after 14 years as the STI Classic Funds) we wanted to take this opportunity to update you, our valued shareholder, on the Funds’ performance over the past year, as well as share our thoughts on the prospects for the U.S. economy and securities markets.
This past year was certainly challenging. The financial crisis and economic recession proved to be more severe than we, and most others, had anticipated. The housing and related credit bubble burst, the financial system was strained to the breaking point, and the global economy fell into—and remains in—a severe recession. Unemployment crossed the eight percent level and is headed higher.
Initially, the markets were encouraged by the prompt and aggressive policy response by the Federal Reserve, the Treasury, and Congress. Interest rate reductions, preemptive actions to merge or liquidate troubled financial institutions, and temporary tax cuts gave hope to investors that securities markets would stabilize. Indeed, the S&P 5001 recovered most of its early losses during the second quarter of 2008 in hopes that the current downturn would be relatively shallow—similar to the 2001 recession that was limited to just eight months.
However the economy continued to slide despite these efforts as stress on the capital markets intensified. The bankruptcy of financial giant Lehman Brothers in September, along with the demise of other notable firms through forced mergers and sales, sparked a sharp decline in the equity markets and a record rise in credit spreads. No major sector was spared from the sell-off, with the exception of U.S. Treasuries, which became a safe haven for nervous investors.
The equity markets declined further in the first quarter of 2009, but staged an impressive rebound in March following reports that suggested the worst of the recession may be over. Still, the S&P 500, during the 12 months that ended March 31, 2009, lost 38% on a total return basis. Small cap stocks fell by a comparable amount, but International equities fell over 46% during the period and Financial stocks were weakest by far. The decline in Financials weighed on the Value style, which underperformed the Growth style by roughly 8% for the 12-month period. Bonds fared better, as they traditionally do during recessions, but credit-related securities such as Corporate Bonds, especially High Yield Bonds, fell sharply. Real Estate, an asset class tied to leverage and the credit markets, and Commodities, particularly Energy, declined significantly.
Although the challenges of the year were significant, the RidgeWorth Funds performed well relative to our competitors. As of March 31, 2009, more than 70% of the Funds in the entire Fund Family (I Shares) beat their Lipper Peer Group averages for each of the 1-, 3-, 5-, and 10-year periods ended March 31, 2009.2 An important feature that distinguishes RidgeWorth Investments from its competitors is the commitment to, and focus on, investment excellence. Our investment structure allows managers to commit nearly 100% of their time and energy to identifying great investment ideas for their portfolios, rather than being burdened by administrative issues.
Looking ahead we are hopeful that the worst phase of this recession has passed. With the massive destruction of household wealth, however, balance sheet repair will take time. Household debt continues to be unwound and personal savings rates will increase further. This implies that household consumption has peaked; since consumers account for nearly 70% of U.S. GDP3, we believe economic growth will be sluggish for the foreseeable future. Interest rates, already at record lows in some cases, are unlikely to provide the economic lift we enjoyed in previous periods due to consumers’ battered balance sheets. This will restrain economic growth driven by credit and increasing leverage, key drivers of the economy’s strength over the past quarter century.

Through all its stimulus initiatives, the government directly and indirectly will push over $12 trillion into the economy. In a normal economic environment, this stimulus would spark massive inflation but we are hardly in a normal economic environment. On the contrary, regulators are still worried about deflation, given the low level of demand and consumption as well as excess global productive capacity. Inflation may be an issue down the road when economic growth takes hold. The excess dollars in the system could lead to inflation if the government’s exit strategy is ineffective. We believe this will be a major investment theme over the next few years and we will be watching this situation closely.
While the economy and the financial markets will eventually recover, we do not believe all companies will benefit equally. Our talented sub-advisors will continue to seek those firms that will thrive in what is likely to be a very difficult operating environment. This individual, bottom-up company analysis was a key reason for our Funds’ strong relative performance over the past year, and we are confident this strategy will continue to serve you well.
We close this letter with a note of thanks to our valued clients and prospects. Despite our strong relative investment performance, it was a difficult year for investors. Rest assured, we will continue to work tirelessly to deliver the strong performance you have come to expect from the RidgeWorth Funds. Thank you for your continued confidence in us.
Sincerely,

David Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	For the period ended March 31, 2009, 37 out of 49 (1 year), 35 out of 46 (3 years), 34 out of 44 (5 years) and 23 out of 31 (10 years) Funds’ I Shares beat their respective Lipper peer group averages. Lipper rankings are based on total return and do not include a sales charge.

[3]	Gross Domestic Product is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

CORPORATE BOND FUND (formerly Strategic Income Fund)
Portfolio Managers
•	James F. Keegan
•	Adrien Webb, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
International investing involves increased risk and volatility.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Corporate Bond Fund returned –4.10% (I Shares) for the 12-month period ended March 31, 2009, outperforming its new benchmark, the Barclays Capital Corporate Bond Index which returned –6.63% for the period; and underperformed its historical performance benchmark, the Strategic Income Hybrid Index, which returned -2.56%. Effective January 2009, the Fund transitioned its performance benchmark from the Strategic Income Hybrid Index, a blend of 34/33/33 percent of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, Merrill Lynch U.S. High Yield Master II Index, and the Merrill Lynch Global Government Bond II ex U.S. Index, to the Barclays Capital Corporate Index.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund was transitioned from its prior mandate as the Strategic Income Fund (international fixed income, domestic governments and high yield bonds) to an investment-grade bond portfolio as the Corporate Bond Fund. The portfolio will be composed of investment-grade corporate bonds rated BBB- or better.
The Fund officially became known as the Corporate Bond Fund on April 1, 2009. The comparable Seix corporate composite has outperformed the Barclays Capital Corporate index for the past few years including a positive absolute return during the first quarter of 2009. The investment process will follow our pure “bottom-up” style focusing on security selection and active sector rotation.
How do you plan to position the Fund, based on market conditions?
Experience has shown that corporate bonds will produce attractive risk-adjusted returns following recessions, crises or a combination of both. Since the inception of the Barclays Corporate Index in 1989, drastic spikes in spreads have been followed by strong contractions. The recovery in valuations has outperformed over time. We believe that at today’s bloated levels, this trend should continue. We apply an active approach to credit management, a Seix strength, which should differentiate winners from losers.
Despite the litany of crises that have impacted the economy over the past few years—defaults and near-defaults, disarray in the domestic auto industry, a battered banking system, a handcuffed Federal Reserve, rising unemployment and a contraction in domestic growth—fixed income has flourished. The government bailout programs have created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. While an argument for diversification may be prudent, fixed income markets may be more accurately pricing in risk than equities.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

CORPORATE BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 31, 2009, the Fund transitioned its benchmark from the Strategic Income Hybrid Index to the Barclays Capital Corporate Index. Barclays Capital Corporate Index tracks USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. The Strategic Income Hybrid Index is composed of 34% of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, 33% of the Merrill Lynch U.S. High Yield Master II Index and 33% of the Merrill Lynch Global Government Bond II ex U.S. Index. Merrill Lynch AAA U.S. Treasury/Agency Master Index tracks the performance of the combined U.S. Treasury and U.S. agency markets. The Merrill Lynch U.S. High Yield Master II Index is a market-value weighed (higher market value bonds have more influence than lower market value bonds) index that tracks the performance of below investment-grade USD-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a subset of the Merrill Lynch Global Government Bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish, and Swedish returns. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
						Since
Corporate Bond Fund		Inception Date	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	10/08/03	-4.37%	2.21%	2.49%	3.29%
	with sales charge*		-8.91%	0.58%	1.50%	2.37%
C Shares	without CDSC	11/30/01	-5.16%	1.47%	1.84%	3.33%
	with CDSC*		-6.05%	1.47%	1.84%	3.33%
I Shares		11/30/01	-4.10%	2.53%	2.77%	4.11%
Barclays Capital Corporate Bond Index			-6.63%	0.95%	1.08%	3.52%
Merrill Lynch AAA U.S. Treasury/Agency Master Index			7.18%	8.18%	5.31%	5.73%
Merrill Lynch U.S. High Yield Master II Index			-20.28%	-4.96%	-0.32%	3.14%
Merrill Lynch Global Government Bond II ex U.S. Index			5.74%	5.76%	5.10%	4.84%
Strategic Income Hybrid Index (34/33/33)			-2.56%	2.56%	3.00%	4.41%

Prospectus Expense Ratio[1]	Gross

A Shares	1.02%
C Shares	1.72%
I Shares	0.72%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

GEORGIA TAX-EXEMPT BOND FUND
Portfolio Manager
•	Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12 months ended March 31, 2009, the Georgia Tax-Exempt Bond Fund (I Shares) had a total return of 2.43% versus a 2.27% total return for the Barclays Capital Municipal Bond Index, a -1.11% for the Lipper Georgia Municipal Debt Funds Average1, and a 4.65% total return for the Barclays Capital 10 Year Municipal Bond Index. The short to intermediate portion of the municipal yield curve (the one- to 10-year sectors) continued to provide the greatest total returns during the period (according to Barclays Capital). The Fund maintained overweight positions in securities with maturities of less than one-year, 15-year, 20-year, and 22-year and longer paper as of March 31, 2009. Trading activity and portfolio events during the period resulted in exposure to the one-, five-, and 15-year and longer sectors being increased, and exposure to all other sectors being reduced. The five-, 10-, and 30-year generic AAA rated municipal bond yields declined 85 (0.85%), 57 (0.57%), and 8 (0.8%) basis points respectively, over the 12 months. The two- to 30-year municipal bond yield curve steepened 117 basis points (1.17%) to 384 basis points (3.84%) of slope.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The factors behind the Fund’s outperformance were its curve positioning during the period, credit quality, and individual security structure and selection.2
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity could occur within an investment grade construct and the average credit quality of Fund holdings should remain high.

[1]	The Lipper Georgia Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities which are exempt from taxation in Georgia (double tax-exempt) or city (triple tax-exempt).
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

GEORGIA TAX-EXEMPT BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 2009, the Fund transitioned its benchmark from the Barclays Capital 10 Year Municipal Bond Index to the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index (formerly Lehman Brothers U.S. Municipal Bond Index) tracks the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Barclays Capital 10 Year Municipal Bond Index (formerly Lehman Brothers 10 Year Municipal Bond Index), measures long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between eight- and 12-years. The Index represents various market sectors and geographic locations. The indices are unmanaged and do not reflect the deduction of fees such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	2.27%	2.49%	2.37%	3.56%
	with sales charge*	-2.61%	0.83%	1.38%	3.06%
C Shares	without CDSC	1.41%	1.62%	1.58%	2.92%
	with CDSC*	0.43%	1.62%	1.58%	2.92%
I Shares		2.43%	2.64%	2.53%	3.75%
Barclays Capital Municipal Bond Index		2.27%	3.19%	3.21%	4.60%
Barclays Capital 10 Year Municipal Bond Index		4.65%	4.70%	3.84%	4.98%

Prospectus Expense Ratio[1]	Gross

A Shares	0.75%
C Shares	1.60%
I Shares	0.60%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

HIGH GRADE MUNICIPAL BOND FUND
Portfolio Manager
•	Ronald Schwartz, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12-month period ended March 31, 2009, the High Grade Municipal Bond Fund returned 0.72% (I Shares), underperforming the 2.27% total return for the Barclays Capital Municipal Bond Index and 4.65% for the Barclays Capital 10 Year Municipal Bond Index. Although the Fund underperformed relative to its benchmarks, it did outperform its peer group, the Lipper Insured Municipal Debt Funds Average1, which returned -0.39% for the period. The best returns were generated in the three- to seven-year part of the yield curve where bond prices rose. Over the 12 months, bond prices fell on bonds with maturities of 22 years and longer.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund’s portfolio structure was underweight the long end and continues to hold high-quality securities. Both contributed to the Fund’s outperformance versus its peers, however against the Fund’s benchmarks, exposure to longer duration securities was a detriment to performance. The Fund maintained a duration that was shorter than the Lipper peer group average and was neutral-to-short versus the index for much of the period. Short- to intermediate-term bonds outperformed the long end of the curve as the yield curve steepened. Lower quality investment-grade bonds underperformed during the period, as the market often demanded wider yield spreads on bonds rated below AA.2
How do you plan to position the Fund, based on market conditions?
We expect to maintain the high-credit quality bias of portfolios and remain neutral to our duration targets. The Fund will attempt to seek opportunities within the AA and A space that offer more yield as credit spreads have widened and the opportunity to return to those sectors is more advantageous. The yield curve is much steeper than one year ago, so the Fund will continue to hold a lower weighting in the very short end, and increase the weighting in the five- to 15-year part of the curve. The Fund will also maintain duration at neutral as we expect to see additional steepening because of higher inflation and the Fed’s actions to revive the economy.2

[1]	The Lipper Insured Municipal Debt Funds Average is an average of managed mutual funds that invest at least 65% of their assets in municipal debt issues insured as to timely payment.
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

HIGH GRADE MUNICIPAL BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 2009, the Fund transitioned its benchmark from the Barclays Capital 10 Year Municipal Bond Index to the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index (formerly Lehman Brothers U.S. Municipal Bond Index) tracks the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Barclays Capital 10 Year Municipal Bond Index (formerly Lehman Brothers 10 Year Municipal Bond Index), measures long-term investment-grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between eight- and 12-years. The Index represents various market sectors and geographic locations. The indices are unmanaged and do not reflect the deduction of fees such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	0.56%	2.41%	2.09%	3.68%
	with sales charge*	-4.22%	0.77%	1.10%	3.18%
C Shares	without CDSC	-0.29%	1.54%	1.28%	3.03%
	with CDSC*	-1.26%	1.54%	1.28%	3.03%
I Shares		0.72%	2.60%	2.25%	3.89%
Barclays Capital Municipal Bond Index		2.27%	3.19%	3.21%	4.60%
Barclays Capital 10 Year Municipal Bond Index		4.65%	4.70%	3.84%	4.98%

Prospectus Expense Ratio[1]	Gross

A Shares	0.83%
C Shares	1.68%
I Shares	0.68%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

HIGH INCOME FUND
Portfolio Managers
•	Michael McEachern, CFA
•	Brian Nold
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The High Income Fund returned –19.40% (I Shares) for the 12 months ended March 31, 2009, slightly underperforming its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned –19.31% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Our investment process yielded dividends for the portfolio. In the very beginning of the credit crisis in 2007, we re-examined the asset protection of each portfolio holding. This limited the account’s downside as prices dropped during the period of credit dislocation. When it was impossible to access the credit markets, we relied on another of our key investment tenets—liquidity—to protect the portfolio. We made sure that issuers did not have any near-term maturities and would not be forced into default because of a cash squeeze.1
Along with a focus on the higher quality sector, the portfolio has outperformed the market for the quarter-to-date, three- and five-year periods because of a concentration in the more stable Energy, Healthcare, and Telecom sectors, as well as underweightings in the cyclical Finance, Construction, Retail and Auto industries. Most importantly, we avoided the worst performing lower quality CCC- rated bonds.1
How do you plan to position the Fund, based on market conditions?
With a handful of small, recent signs of economic stability, we are increasing exposure to some economically sensitive industries, such as Technology and Manufacturing. We are also adding to solid Telecom, Utility and Healthcare issuers that are already held in the portfolio. Finally, we have taken advantage of opportunities to purchase attractively priced new issues in both the high-grade and high-yield markets.1
With the portfolio yielding over 10%, high yield offers the potential for double-digit returns by managers, like Seix, who attempt to protect the downside and are able to potentially avoid the worst effects of the economic downturn. In addition, generous coupons provide a cushion if there is a reversion to spread widening.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

HIGH INCOME FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index (formerly Lehman Brothers U.S. Corporate High Yield Bond Index), which is a market value-weighted index that covers the universe of fixed rate, non-investment grade debt. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
							Since
High Income Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Inception

A Shares	without sales charge	10/27/03	-19.60%	-4.10%	0.22%	N/A	1.42%
	with sales charge*		-23.43%	-5.65%	-0.75%	N/A	0.51%
C Shares	without CDSC	05/04/94	-20.20%	-4.78%	-0.40%	1.24%	2.86%
	with CDSC*		-20.93%	-4.78%	-0.40%	1.24%	2.86%
I Shares		10/03/01	-19.40%	-3.82%	0.51%	N/A	3.70%
Barclays Capital U.S. Corporate							1.06%[2]
High Yield Bond Index			-19.31%	-4.66%	-0.10%	2.58%	4.88%[2]
							4.25%[2]

Prospectus Expense Ratio[1]	Gross

A Shares	1.01%
C Shares	1.71%
I Shares	0.71%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

[2]	The Since Inception total returns for the Barclays Capital U.S. Corporate High Yield Bond Index are from 10/27/03, 4/29/94, 10/03/01, respectively.

INTERMEDIATE BOND FUND
Portfolio Managers
• James F. Keegan
• Adrien Webb, CFA
• Perry Troisi
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Intermediate Bond Fund returned 6.83% (I Shares) for the 12 months ended March 31, 2009, outperforming its benchmark, the Barclays Capital Intermediate Government/Credit Index, which returned 1.96% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
As stock market weakness headlined the fourth quarter of 2008, the Fund recorded strong positive results anchoring asset allocation for many portfolios. Bond sectors that suffered from mid-2007 into early 2008 rebounded nicely.
Dramatic rallies in corporate, high-yield and mortgage-backed securities, beginning late in 2008 gained momentum in January garnering significant excess returns of over 1% from our concentration in these sectors with a corresponding underweight in Treasuries in the first quarter of 2009. Two key cornerstones of our investment process, active sector rotation and bottom-up security selection, drove this success.
Mortgages were the best performing sector in the first quarter of 2009 while corporates have attracted widespread appeal from institutional investors.
How do you plan to position the Fund, based on market conditions?
Our recent portfolio strategies have seen little change with an overweight in corporates and securitized assets.
Our portfolio allocation to corporates has outperformed the corporate index for the past few years as the result of actions such as our recent tactical trade in the finance sector. We purchased select banks and brokers near their historical wide spreads last October, and sold them in January, after they tightened nearly 150 basis points (1.50%) as weakening fundamentals reappeared. In the ensuing two months, these bonds have given back all their gains.1
We believe the government bailout programs created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. Today’s historically wide spreads are producing attractive yields in an otherwise low interest rate environment. We anticipate this trend will continue throughout 2009.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

INTERMEDIATE BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 6/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital Intermediate Government/Credit Index, (formerly Lehman Brothers Intermediate Government/Credit Index), which is composed of all bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
		Inception				Since
Intermediate Bond Fund		Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	06/30/99	6.54%	6.84%	4.38%	5.53%
	with sales charge*		1.51%	5.13%	3.37%	5.00%
I Shares		06/30/99	6.83%	7.12%	4.65%	5.67%
R Shares^	without CDSC	06/30/99	5.84%	5.70%	3.54%	5.09%
Barclays Capital Intermediate Government/Credit Index			1.96%	5.62%	3.70%	5.63%**

Prospectus Expense Ratio[1]	Gross

A Shares	0.55%
I Shares	0.30%
R Shares	1.05%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective February 13, 2009, C Shares converted to R Shares.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to 10/11/04 for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund. Performance of R Shares for the period beginning on 10/16/07 through 1/17/08 is based on the performance of I Shares. During this period R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

**	The performance return and the hypothetical $10,000 investment for the Barclays Capital Intermediate Government/Credit Index is for the period from 6/30/99 to 3/31/09.

INVESTMENT GRADE BOND FUND
Portfolio Managers
• James F. Keegan
• Adrien Webb, CFA
• Perry Troisi
• Michael Rieger
• Seth Antiles, PH. D.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Investment Grade Bond Fund returned 6.78% (I Shares) for the 12 months ended March 31, 2009, outperforming its benchmark, the Barclays Capital U.S. Government/Credit Index, which returned 1.78% and also the 3.13% return for the Barclays Capital U.S. Aggregate Bond Index for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
As stock market weakness headlined the fourth quarter of 2008, the Fund recorded strong positive results anchoring asset allocation for many portfolios. Bond sectors that suffered from mid-2007 into early 2008 rebounded nicely.
Dramatic rallies in corporate, high yield and mortgage-backed securities, beginning late in 2008 gained momentum in January garnering significant excess returns of over 1% from our concentration in these sectors with a corresponding underweight in Treasuries in the first quarter of 2009. Two key cornerstones of our investment process, active sector rotation and bottom-up security selection, drove this success.
Mortgages were the best performing sector in the first quarter of 2009 while corporates have attracted widespread appeal from institutional investors.
How do you plan to position the Fund, based on market conditions?
Our recent portfolio strategies have seen little change with an overweight in corporates and securitized assets.
Our portfolio allocation to corporates has outperformed the corporate index for the past few years as the result of actions such as our recent tactical trade in the finance sector. We purchased select banks and brokers near their historical wide spreads last October, and sold them in January, after they tightened nearly 150 basis points (1.50%) as weakening fundamentals reappeared. In the ensuing two months, these bonds have given back all their gains.1
The government bailout programs created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. Today’s historically wide spreads are producing attractive yields in an otherwise low interest rate environment. We anticipate this trend will continue throughout 2009.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

INVESTMENT GRADE BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Aggregate Index, respectively). The Barclays Capital U.S. Government/Credit Index is a composite made up of the Barclays Capital U.S. Government Index and the Barclays Capital U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high-grade corporate bonds. The Barclays Capital U.S. Aggregate Bond Index tracks securities that are SEC-registered, taxable, and USD denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The indices are unmanaged and do not reflect the deduction of fees such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Investment Grade Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	6.46%	6.36%	4.33%	4.82%
	with sales charge*	1.36%	4.65%	3.32%	4.31%
C Shares	without CDSC	5.62%	5.62%	3.64%	4.23%
	with CDSC*	4.62%	5.62%	3.64%	4.23%
I Shares		6.78%	6.68%	4.68%	5.20%
Barclays Capital U.S. Government/ Credit Index		1.78%	5.47%	3.74%	5.64%
Barclays Capital U.S. Aggregate Bond Index[2]		3.13%	5.78%	4.13%	5.70%

Prospectus Expense Ratio[1]	Gross

A Shares	0.86%
C Shares	1.56%
I Shares	0.56%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

[2]	The Fund’s primary index is the Barclays Capital U.S. Government/Credit Index, however to provide a broader market comparative we have also listed the Barclays Capital U.S. Aggregate Bond Index.

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Portfolio Manager
• Ronald Schwartz, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12-month period ended March 31, 2009, the Investment Grade Tax-Exempt Bond Fund returned 4.12% (I Shares), underperforming the Barclays Capital Municipal Bond 1-15 Year Blend Index and the Barclays Capital 5 Year Municipal Bond Index which returned 4.75% and 6.04%, respectively. However, the Fund outperformed its peer group, the Lipper Intermediate Municipal Debt Funds Average1, which returned 1.33% for the period. The best returns were generated in the three- to seven- year part of the yield curve where bond prices rose. Bond prices fell over the 12 months on bonds 22 years and longer.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Portfolio structure has been underweight the long end and the portfolio continues to hold high-quality securities. Both contributed to the outperformance of the Fund versus its peers however versus the benchmark’s exposure to longer duration securities was a detriment to performance. The Fund maintained a duration that was shorter than the Lipper peer group average and was long versus the indexes for much of this period. Short- to intermediate-term bonds outperformed the long end of the curve as the yield curve steepened. Lower quality investment-grade bonds underperformed during this period, as the market often demanded wider yield spreads on bonds rated below AA.2
How do you plan to position the Fund, based on market conditions?
We expect to maintain the high credit quality bias of portfolios and are neutral to our duration targets. The Fund will seek opportunities within the AA and A space that offer more yield as credit spreads have widened dramatically and some opportunity is visible in those sectors. The yield curve is much steeper than one year ago, so the Fund will continue to hold a lower weighting in the very short end, increase the weighting in the five- to 15-year part of the curve. The Fund will also maintain duration at neutral as we expect to see additional steepening because of higher inflation and the Federal Reserve’s actions to revive the economy.2

[1]	The Lipper Intermediate Municipal Debt Funds Average is an average of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five- to ten-years.
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 2009, the Fund transitioned its benchmark from the Barclays Capital 5 Year Municipal Bond Index to the Barclays Capital Municipal Bond 1-15 Year Blend Index (formerly Lehman Brothers 5 Year Municipal Bond Index and Lehman Brothers Municipal Bond 1-15 Year Blend Index, respectively). The Barclays Municipal Bond 1-15 Year Blend Bond Index is composed of tax-exempt bonds with maturities ranging between 1-16 years. The Barclays Capital 5 Year Municipal Bond Index is composed of intermediate investment-grade tax-exempt bonds, includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between four- and six- years. The index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Investment Grade		Average Annual Total Returns as of 3/31/09
Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	3.81%	4.14%	3.21%	4.50%
	with sales charge*	-1.14%	2.46%	2.20%	3.99%
C Shares	without CDSC	3.18%	3.45%	2.57%	3.92%
	with CDSC*	2.18%	3.45%	2.57%	3.92%
I Shares		4.12%	4.45%	3.56%	4.89%
Barclays Capital Municipal Bond 1-15 Year Blend Index		4.75%	4.71%	3.69%	4.73%
Barclays Capital 5 Year Municipal Bond Index		6.04%	5.50%	3.76%	4.68%

Prospectus Expense Ratio[1]	Gross

A Shares	0.89%
C Shares	1.59%
I Shares	0.59%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

LIMITED DURATION FUND
Portfolio Managers
• Perry Troisi
• Adrien Webb, CFA
• James F. Keegan
• Michael Rieger
• Seth Antiles, PH. D.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Limited Duration Fund returned -1.38% (I Shares) for the 12 months ended March 31, 2009, underperforming its benchmark, the Merrill Lynch 3 Month U.S. Treasury Bill which returned 1.21% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
A significant rebound in asset-backed securities during first quarter 2009 resulted in improved performance for the Fund. During the fourth quarter 2008, however, liquidity for securitized assets was limited. Spreads widened to historical levels while the floating rate nature of these assets resulted in coupons moving towards 0%. It’s worth noting that the benchmark, the 3 month bill, traded to a negative yield at times during Q4, further highlighting the extreme conditions and risk aversion in the market. All assets in the Fund are currently rated AAA or higher. The Limited Duration Fund generates the majority of its return through interest income. By utilizing asset-backed and mortgage-backed securities with attractive spreads, the Fund produces a steady source of income with price preservation as a secondary goal. 1
How do you plan to position the Fund, based on market conditions?
The Fund’s holdings remained fairly consistent throughout the second half of 2008. In the first part of 2009, the Fund swapped asset-backed positions in auto receivables for agency mortgage-backed securities, taking advantage of tightening spreads in the asset-backed sector in exchange for the structure and ratings increase available in residential mortgage exposure.1
Fixed income continues to be the stabilizing force in today’s markets. Despite the litany of crises that have impacted the economy over the past few years—defaults and near—defaults, disarray in the domestic auto industry, a battered banking system, a handcuffed Federal Reserve, rising unemployment and a contraction in domestic growth—fixed income has flourished. The government bailout programs have created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. While an argument for diversification may be prudent, fixed income markets may be more accurately pricing in risk than equities.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

LIMITED DURATION FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 was made on 10/25/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09†
					Since
Limited Duration Fund	Inception Date	1 Year	3 Year	5 Year	Inception

I Shares	10/25/02	-1.38%	2.48%	2.52%	2.18%
Merrill Lynch 3 Month U.S. Treasury Bill Index		1.21%	3.63%	3.21%	2.76%*

Prospectus Expense Ratio[1]	Gross

I Shares	0.19%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

†	The I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

*	The performance return and the hypothetical $10,000 investment for the Merrill Lynch 3 Month U.S. Treasury Bill Index is for the period from 10/31/02 to 3/31/09.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Portfolio Managers
• James F. Keegan
• Perry Troisi
• Adrien Webb, CFA
• Michael Rieger
• Seth Antiles, PH. D.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Limited-Term Federal Mortgage Securities Fund returned 7.48% (I Shares) for the 12 months ended March 31, 2009, underperforming its benchmark, the Barclays Capital Mortgage Backed Securities Index, which returned 8.09% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
We swapped agency mortgage-backed securities for an opportunistic position in seasoned commercial mortgage backed and utility receivable asset-backed securities when mortgage backed spreads became abnormally rich. We also sold agency adjustable rate mortgages in exchange for structured agency collarterlized mortgage obligations and seasoned higher coupon 15 year paper to avoid refinancing risk and provide for better prepayment sensitivity.1
How do you plan to position the Fund, based on market conditions?
Residential mortgage-backed securities have seen greater activity. Spreads have decreased since the announcement that the U.S. Government would begin buying Federal National Mortgage Association and Federal Home Loan Mortgage Company mortgage-backed securities in the open market. Investors have followed the U.S. Government into mortgage-backed securities causing this to be the best performing fixed income asset class for the start of 2009.
Fixed income continues to be the stabilizing force in today’s markets. Despite the litany of crises that have impacted the economy over the past few years—defaults and near—defaults, disarray in the domestic auto industry, a battered banking system, a handcuffed Federal Reserve, rising unemployment and a contraction in domestic growth—fixed income has flourished. The government bailout programs created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. While an argument for diversification may be prudent, fixed income markets may be more accurately pricing in risk than equities.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital Mortgage Backed Securities Index (formerly Lehman Brothers Mortgage Backed Securities Index), which covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Limited-Term Federal Mortgage		Average Annual Total Returns as of 3/31/09
Securities Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	7.29%	5.73%	3.82%	4.47%
	with sales charge*	4.65%	4.85%	3.29%	4.21%
C Shares	without CDSC	6.42%	4.87%	3.07%	3.94%
	with CDSC*	5.42%	4.87%	3.07%	3.94%
I Shares		7.48%	5.96%	4.03%	4.72%
Barclays Capital Mortgage Backed Securities Index		8.09%	7.61%	5.60%	6.17%

Prospectus Expense Ratio[1]	Gross

A Shares	0.84%
C Shares	1.64%
I Shares	0.64%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

MARYLAND MUNICIPAL BOND FUND
Portfolio Manager
• George E. Calvert, Jr.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Maryland Municipal Bond Fund (I Shares) outperformed the Lipper Maryland Municipal Debt Funds Average1 and the Barclays Capital Municipal Bond Index while underperforming the Barclays Capital 10 Year Municipal Bond Index for the period. The Fund returned 3.79% (I Shares) versus -2.82% for the Lipper average, 2.27% for the Barclays Capital Municipal Index and 4.65% for the Barclays Capital 10 Year Municipal Index. The highest returns were generated in the three- to 10-year part of the curve where priced generally rose, while returns were negative past 12 years and were especially weak for lower rated credits and the longest duration securities, regardless of quality.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund maintained a shorter duration than the Lipper peer group and the Barclays Capital Municipal Index throughout this period though it was in line with the lower duration 10-Year Index. The Fund underperformed the Barclays Capital 10-Year Index, which is concentrated in an area of the curve (8- to 12-years) that performed well. Short bonds, especially in three-to-seven-years, outperformed longer bonds as the yield curve steepened. Lower quality underperformed high grade as credit spreads widened in all fixed income sectors. Health care and senior living bonds in the tax-exempt market fell dramatically in price and long municipals lost as much as 10 points in value based on 22+ year indices. The Fund outperformed the peers and the Municipal Index by staying underweight the 20 year and longer maturities and by reducing exposure to BBB rated credits. The Fund underperformed the Barclays 10-Year Index which includes no longer maturities where prices declined. Returns were modestly assisted by holding minimal balances in money markets where yields fell under 1%.2
How do you plan to position the Fund, based on market conditions?
We expect to maintain a high credit-quality orientation and to diversify as well as possible in a state with a very short list of frequent issuers. The Fund usually seeks opportunities within the AA and AAA space that offer greater yields than, for example, State of Maryland General Obligations which are among the lowest yielding in the country. This is challenging due to the intense demand for Maryland bonds and the high per capita income and wealth of residents. We look for opportunities in bonds that are refunding candidates and whose call features provide greater current income than non call bonds. As the yield curve is extremely steep, the Fund will minimize holdings of very short bonds and money markets. At the same time, as just under 95% of the maximum AAA tax free yield is available at the 20 year point, portfolio additions will largely be confined to the 15-20 year range as we need to increase duration closer to benchmarks. Duration over the past year has ranged from 5.1 to 6.4 and we intend to move towards the top of that range from 6.0, currently.2

[1]	The Lipper Maryland Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities that are exempt from taxation in Maryland (double tax-exempt) or city (triple tax-exempt).
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

MARYLAND MUNICIPAL BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 2009, the Fund transitioned its benchmark from the Barclays Capital 10 Year Municipal Bond Index to the Barclays Capital Municipal Bond Index (formerly Lehman Brothers 10 Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index, respectively). The Barclays Capital Municipal Bond Index tracks the USD-denominated long-term tax-exempt bond market, which has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Barclays Capital 10 Year Municipal Bond Index tracks long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds with maturities between eight- and 12-years. The Index represents various market sectors and geographic locations. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Maryland Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year

C Shares	without CDSC	2.75%	2.55%	2.08%	3.16%
	with CDSC*	1.75%	2.55%	2.08%	3.16%
I Shares		3.79%	3.59%	3.10%	4.14%
Barclays Capital Municipal Bond Index		2.27%	3.19%	3.21%	4.60%
Barclays Capital 10 Year Municipal Bond Index		4.65%	4.70%	3.84%	4.98%

Prospectus Expense Ratio[1]	Gross

C Shares	1.64%
I Shares	0.64%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

A Shares are available for investment, although no assets were in this share class as of 3/31/09.

NORTH CAROLINA TAX-EXEMPT BOND FUND
Portfolio Manager
• Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
For the 12 months ended March 31, 2009, the North Carolina Tax-Exempt Bond Fund (I Shares) had a total return of 2.88% versus an average return of -2.44% for the Lipper North Carolina Municipal Debt Funds Average1, a 2.27% total return for the Barclays Capital Municipal Bond Index, and a 4.65% total return for the Barclays Capital 10 Year Municipal Bond Index. The short to intermediate portion of the municipal yield curve (the one- to 10-year sectors) continued to provide the greatest total returns during the period (according to Barclays Capital). The Fund maintained an overweight of less than one-year, five-year, and 22-year and longer paper as of March 31, 2009. Trading activity and portfolio events during the period resulted in exposure to the three-year, 15-year, and long bond sectors being increased, and exposure to all other sectors being reduced. The five, ten, and 30-year generic AAA rated municipal bond yields declined 85 (0.85%), 57 (0.57%), and 8 (0.08%) basis points, respectively, over the 12-month period. The two-year to 30-year municipal bond yield curve steepened 117 basis points (1.17%) to 384 basis points (3.84%) of slope.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The factors behind the Fund’s outperformance were its curve positioning during the period, credit quality, and individual security structure and selection.2
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high.

[1]	The Lipper North Carolina Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities that are exempt from taxation in North Carolina (double tax exempt) or city (triple tax exempt).
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

NORTH CAROLINA TAX-EXEMPT BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)1
This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 2009, the Fund transitioned its benchmark from the Barclays Capital 10 Year Municipal Bond Index to the Barclays Capital Municipal Bond Index (formerly Lehman Brothers 10 Year Municipal Bond Index and the Lehman Brothers Municial Bond Index, respectively). The Barclays Capital Municipal Bond Index tracks the USD-denominated long-term tax-exempt bond market, which has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Barclays Capital 10 Year Municipal Bond Index tracks long-term investment-grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds with maturities between eight- and 12-years. The Index represents various market sectors and geographic locations. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
North Carolina						Since
Tax-Exempt Bond Fund		Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	01/08/04	2.84%	2.60%	2.55%	2.69%
	with sales charge*		-2.02%	0.96%	1.56%	1.74%
I Shares		01/08/04	2.88%	2.75%	2.56%	2.70%
Barclays Capital Municipal Bond Index			2.27%	3.19%	3.21%	3.39%[1]
Barclays Capital 10 Year Municipal Bond Index			4.65%	4.70%	3.84%	3.97%[1]

Prospectus Expense Ratio[2]	Gross

A Shares	0.76%
I Shares	0.61%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .

†	The I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date is based on the performance of the CCMI Tax-Exempt North Carolina Bond Fund, the predecessor fund. The historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

[1]	The performance return and the hypothetical $10,000 investment for the Barclays Capital Municipal Bond Index and the Barclays Capital 10 Year Municipal Bond Index is for the period from 12/31/03 to 3/31/09.

[2]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

C Shares are available for investment, although no assets were in this share class as of 3/31/09.

SEIX FLOATING RATE HIGH INCOME FUND
Portfolio Managers
• George Goudelias
• Michael McEachern, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Seix Floating Rate High Income Fund (I Shares) returned -11.67% for the 12 months ended March 31, 2009, outperforming its benchmark, the Credit Suissse First Boston Leveraged Loan Index, which returned -19.00% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Early in the first quarter we started to transition the portfolio as we received principal paydowns as a result of M&A activity from Alltel (sold — no longer held), Mach Gen (0.15% of the Fund) and Allied Waste (0.69% of the Fund), choosing to reinvest in higher beta1 names that would keep pace with the general markets as technicals improved. We continue to focus on higher quality with a focus on asset protection and liquidity but are also positioned so as to benefit should the market continue to recover.2
Our higher quality bias, with 59% of the portfolio allocated to BB-rated credits (or better) versus roughly 30% for the index lead to much of the outperformance. In addition, our overweight in the less cyclical sectors such as Energy, Healthcare, Utilities and Media/Telecom and an underweight in Housing, Retailers and Manufacturing added positively to our relative performance during the period.2
How do you plan to position the Fund, based on market conditions?
Although we have likely witnessed the lows in late 2008 we do not expect volatility to completely dissipate any time soon. Even after the Q1 2009 rally, loan values continue to price in very low recoveries and the expectation of much higher defaults.
We would expect high yield defaults to reach record highs during this cycle as a result of the large debt burden facing a multitude of issuers. We remain convinced however, that certain sectors could be spared, paving the way for continued bifurcation and price recovery for those companies that can continue to generate free cash flow and have access to the capital markets. Many of these companies have already dipped into the high-yield market to raise capital which might eventually be used to extinguish senior secured debt leading to par paydowns and a quick realization of total return.2
We remain focused on the more solid, non-cyclical sectors that have good asset coverage and liquidity and continue to avoid issuers that may have less flexibility to navigate the more difficult fundamental environment.2

[1]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market.
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

SEIX FLOATING RATE HIGH INCOME FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective November 30, 2008, the Fund transitioned its benchmark from the Credit Suisse First Boston (“CSFB”) Institutional Leveraged Loan Index to the CFSB Leveraged Loan Index. The Credit Suisse First Boston (CSFB) Institutional Leveraged Loan Index, is a subindex of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding TL and TLa facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investors. The CFSB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the USD-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes and market prices. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09
					Since
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	Inception

A Shares	without sales charge	03/01/06	-11.82%	-3.24%	-3.15%
	with sales charge*		-14.04%	-4.07%	-3.95%
C Shares	without CDSC	03/01/06	-12.55%	-3.53%	-3.43%
	with CDSC*		-13.38%	-3.53%	-3.43%
I Shares		03/01/06	-11.67%	-3.00%	-2.91%
CSFB Leveraged Loan Index			-19.00%	-6.49%	-6.10%**
CSFB Institutional Leveraged Loan Index			-9.54%	-2.57%	-2.26%**

Prospectus Expense Ratio[1]	Gross

A Shares	0.81%
C Shares	1.51%
I Shares	0.51%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

**	The performance return and the hypothetical $10,000 investment for the CSFB Leveraged Loan Index and the CSFB Institutional Leveraged Loan Index is for the period from 3/1/06 to 3/31/09.

SEIX GLOBAL STRATEGY FUND
Portfolio Managers
• Seth Antiles, PH. D.
• Adrien Webb, CFA
• James F. Keegan
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.
To implement its investment strategy, the Fund will enter into foreign currency forward contracts and will buy or sell derivative instruments (such as credit linked notes, futures, options, inverse floaters, swaps, including credit default swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks such as volatility and potential loss.
Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency by a country’s government or banking authority, or as a result of political, social or economic events, also will have a significant impact on the value of any investments denominated in that currency.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
From the inception of the Seix Global Strategy Fund on September 8, 2008 through March 31, 2009 the Fund returned 5.68% (I Shares) and for the 6 month period the Fund returned 5.32%, outperforming its benchmark, the JP Morgan EMBI + Index which returned -8.94%* and -2.39%, respectively, for the periods.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
Since the Fund’s inception, we have had a dim view of the global growth outlook. As a consequence, our main investment thesis has been to take advantage of aggressive monetary easing in both the developed and emerging markets by establishing yield curve positions in a range of countries. We also opted to be long the dollar against several emerging market and developed country currencies.
How do you plan to position the Fund, based on market conditions?
We anticipate that market conditions will remain highly volatile and continue to avoid emerging markets sovereign debt. We continue to be long interest rates in emerging market countries via yield curve positions where interest rates could go lower. Additionally, we will look to establish foreign exchange positions in currencies that appear undervalued or long dollar positions against currencies that appear particularly at risk.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

SEIX GLOBAL STRATEGY FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 9/8/08. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the JP Morgan Emerging Markets Bond+ (“EMBI+”) total returns for U.S. Dollar-denominated debt instruments of the Emerging Markets, Brady bonds, loans Eurobonds. The EMBI+ currently covers 103 instruments across 15 countries. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Aggregate Total Returns as of
		3/31/09
			Since
Seix Global Strategy Fund	Inception Date	6 Month	Inception

I Shares	09/08/08	5.32%	5.68%
JP Morgan Emerging Markets Bond+ Index		-2.39%	-8.94%*

Prospectus Expense Ratio[1]	Gross

I Shares	0.83%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

*	The performance return and the hypothetical $10,000 investment for the JP Morgan Emerging Markets Bond+ Index is for the period from 8/31/08 to 3/31/09.

SEIX HIGH YIELD FUND
Portfolio Managers
• Michael McEachern, CFA
• Michael Kirkpatrick
• Brian Nold
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Seix High Yield Fund returned -13.15% for the 12 months ended March 31, 2009, outperforming its benchmark, the Merrill Lynch U.S. High Yield BB/B Rated Constrained Index, which returned -16.64% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
With our focus on bottom-up research, Seix has been able to separate the good from the bad credits. Along with a focus on the higher quality sector, the portfolio has outperformed the market for the most recent quarter of 2009 and the last year because of a concentration in the more stable Cable, Healthcare and Telecom sectors as well as underweightings in the cyclical Gaming, Retail and Auto industries. Recently we reduced exposure in certain issuers in Energy and Aircraft that have been under pressure from adverse macroeconomic factors. We also sold the bonds of both a Telecom and an Environmental issuer at premiums after they were acquired by investment grade companies.1
How do you plan to position the Fund, based on market conditions?
With a handful of small recent signs of economic stability, we are increasing exposure to some economically sensitive industries, such as Technology and Manufacturing. We are also adding to solid Telecom, Utility and Healthcare issuers that are already held in the portfolio. Finally, we have taken advantage of opportunities to purchase attractively priced new issues in both the high-grade and high-yield markets.
With the portfolio yielding over 10%, high yield offers the potential for double-digit returns by managers, like Seix, who strive to protect the downside and are able to potentially avoid the worst effects of the economic downturn. In addition, generous coupons provide a cushion if there is a reversion to spread widening.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

SEIX HIGH YIELD FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 12/29/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch U.S. High Yield BB/B Rated Constrained Index, which tracks the performance of BB/B USD-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/09†
						Since
Seix High Yield Fund		Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	12/29/00	-13.14%	-2.79%	0.12%	4.12%
	with sales charge*		-17.29%	-4.36%	-0.85%	3.50%
C Shares	without CDSC	12/29/00	-14.01%	-3.67%	-0.61%	3.75%
	with CDSC*		-14.81%	-3.67%	-0.61%	3.75%
I Shares		12/29/00	-13.15%	-2.73%	0.23%	4.28%
Merrill Lynch U.S. High Yield BB/B Rated Constrained Index			-16.64%	-3.45%	0.41%	3.89%**

Prospectus Expense Ratio[1]	Gross

A Shares	0.75%
C Shares	1.50%
I Shares	0.50%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The I Shares, A Shares and C Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

**	The performance return and the hypothetical $10,000 investment for the Merrill Lynch U.S. High Yield BB/B Rated Constrained Index is for the period from 12/31/00 to 3/31/09.

SHORT-TERM BOND FUND
Portfolio Managers
• H. Rick Nelson
• Robert W. Corner
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Short-Term Bond Fund (I Shares) returned -1.02% for the 12-month period ended March 31, 2009. The Fund performed ahead of the Lipper Short Investment Grade Debt Funds Average1 which returned -4.96%. However, the Fund lagged its benchmark index, the Citigroup 1-3 Year Government/Credit index, which returned 2.89% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The U.S. economy remained mired in recession over the last year and the Gross Domestic Product2 dropped significantly in the fourth quarter of 2008 and the first quarter of 2009. Economic weakness was prominent as consumer spending and manufacturing activity declined, the housing market weakened, and the unemployment rate jumped over 8%. Inflation, as measured by the Consumer Price Index2, declined -0.4% for the year as price and wage pressures diminished. In addition, the financial markets staggered when Lehman filed for bankruptcy, AIG fell into Government hands, and numerous banks needed the support of the U.S. Government.
The Federal Reserve, U.S. Treasury, and U.S. Government reacted aggressively by lowering the fed funds rate to 0.00%-0.25%, implementing quantitative easing, supporting fragile financial markets, and providing fiscal stimulus.
In this environment, high-quality assets performed best. Specifically, U.S. Treasury securities, U.S. Agency securities, and U.S. Agency mortgage-backed securities.
The performance of the Fund was influenced by its allocation to non-Agency mortgage-backed securities which detracted from performance as did our underweight allocation to U.S. Treasury and U.S. Agency sectors.3
How do you plan to position the Fund, based on market conditions?
We believe the economy is at, or near, a bottom. Monetary policy and fiscal stimulus along with Fed/Treasury programs will likely be supportive of the financial markets and eventual economic recovery. We currently expect a slow, tepid, recovery while risks and uncertainty linger in the short-term which could cause bumps in the road. As such, we are optimistic, but cautious. A meaningful economic recovery would be accompanied by: 1) credit creation, 2) stability/confidence in the financial markets, and 3) improvement in labor market conditions.
U.S. Treasury yields have declined to very low levels while credit spreads have widened to extremely wide ranges as a result of what has occurred over the last year. We believe credit spreads will improve over the long-term and expect to maintain an overweight position to corporate credit and de-emphasize U.S. Treasury and U.S. Agency sectors.

[1]	Lipper Short Investment Grade Debt Funds average is an average of managed mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

[2]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Portfolio Composition by Sector (as of March 31, 2009)3
as a percentage of Investments

[3]	Portfolio composition is subject to change

SHORT-TERM BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 1-3 Year Government/Credit Index, which is an index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the index have maturities of one year or greater and less than three years. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-1.11%	3.06%	2.35%	3.27%
	with sales charge*	-3.55%	2.19%	1.82%	3.00%
C Shares	without CDSC	-2.00%	2.21%	1.65%	2.73%
	with CDSC*	-2.95%	2.21%	1.65%	2.73%
I Shares	without load	-1.02%	3.23%	2.56%	3.46%
Citigroup 1-3 Year Government/Credit Index		2.89%	5.46%	3.74%	4.84%

Prospectus Expense Ratio[1]	Gross

A Shares	0.66%
C Shares	1.46%
I Shares	0.46%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

SHORT-TERM U.S. TREASURY SECURITIES FUND
Portfolio Managers
• H. Rick Nelson
• Chad K. Stephens
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Short-Term U.S. Treasury Securities Fund returned 3.50% for the 12-month period ended March 31, 2009. The Fund performed in line with its benchmark, the Citigroup 1-3 year U.S. Treasury Index, which returned 3.52% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The U.S. economy remained mired in recession over the last year and the Gross Domestic Product1 dropped significantly in the fourth quarter of 2008 and the first quarter of 2009. Economic weakness was prominent as consumer spending and manufacturing activity declined, the housing market weakened, and the unemployment rate jumped over 8%. Inflation, as measured by the Consumer Price Index1, declined –0.4% for the year as price and wage pressures diminished. In addition, the financial markets staggered when Lehman filed for bankruptcy, AIG fell into Government hands, and numerous banks needed the support of the U.S. Government.
The Federal Reserve, U.S. Treasury, and U.S. Government reacted aggressively by lowering the Fed Funds rate to 0.00%-0.25%, implementing quantitative easing, supporting fragile financial markets, and providing fiscal stimulus.
In this environment, high-quality assets performed best. Specifically, U.S. Treasury securities, U.S. Agency securities, and U.S. Agency mortgage backed securities.
The performance of the Fund was influenced by its sole focus on U.S. Treasury securities which was among the best performing fixed income sectors over the last year.2
How do you plan to position the Fund, based on market conditions?
We believe the economy is at, or near, a bottom. Monetary policy and fiscal stimulus along with Fed/Treasury programs will likely be supportive of the financial markets and eventual economic recovery. We currently expect a slow, tepid, recovery while risks and uncertainty linger in the short-term which could cause bumps in the road. As such, we are optimistic, but cautious. A meaningful economic recovery would be accompanied by: 1) credit creation, 2) stability/confidence in the financial markets, and 3) improvement in labor market conditions.
U.S. Treasury yields have declined to very low levels while credit spreads have widened to extremely wide ranges as a result of what has occurred over the last year. Supply in the U.S. Treasury market has increased due to substantial U.S. Government borrowing needs. This trend in supply is not expected to abate in the near-term. Looking forward, we expect to take a more conservative duration posture in the U.S. Treasury market.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

SHORT-TERM U.S. TREASURY SECURITIES FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 1-3 Year Treasury Index and the Citigroup 6 Month U.S. Treasury Bill Index. The Citigroup 1-3 Year Treasury Index tracks U.S. Treasury securities with maturities of one-year or greater and less than three-years. The Citigroup 6 Month Treasury Bill Index tracks the performance of the 6 month U.S. Treasury Bills. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Short-Term U.S. Treasury		Average Annual Total Returns as of 3/31/09
Securities Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	3.31%	5.36%	3.35%	3.76%
	with sales charge*	0.76%	4.48%	2.83%	3.50%
C Shares	without CDSC	2.38%	4.51%	2.66%	3.32%
	with CDSC*	1.38%	4.51%	2.66%	3.32%
I Shares		3.50%	5.54%	3.53%	3.95%
Citigroup 1-3 Year Treasury Index		3.52%	5.81%	3.84%	4.64%
Citigroup 6 Month U.S. Treasury Bill Index[2]		1.72%	3.76%	3.28%	3.39%

Prospectus Expense Ratio[1]	Gross

A Shares	0.67%
C Shares	1.49%
I Shares	0.49%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

[2]	The Fund’s primary index is the Citigroup 1-3 Year Treasury Index, however to provide a broader market comparative we have also listed an additional index.

TOTAL RETURN BOND FUND
Portfolio Managers

• James F. Keegan
• Adrien Webb, CFA
• Perry Troisi
• Michael Rieger
• Seth Antiles, PH. D.
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Total Return Bond Fund returned 6.89% for the 12 months ended March 31, 2009, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 3.13% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
As stock market weakness headlined the fourth quarter of 2008, the Fund recorded strong positive results anchoring asset allocation for many portfolios. Bond sectors that suffered from mid-2007 into early 2008 rebounded nicely.
Dramatic rallies in corporate, high-yield and mortgage-backed securities, beginning late in 2008 gained momentum in January garnering significant excess returns of over 1% from our concentration in these sectors with a corresponding underweight in Treasuries in the first quarter of 2009. Two key cornerstones of our investment process, active sector rotation and bottom-up security selection, drove this success.
Mortgages were the best performing sector during first quarter 2009 while corporates have attracted widespread appeal from institutional investors.
How do you plan to position the Fund, based on market conditions?
Our recent portfolio strategies have seen little change with an overweight in corporates and securitized assets.
Our portfolio allocation to corporates has outperformed the Corporate index for the past few years as the result of actions such as our recent tactical trade in the finance sector. We purchased select banks and brokers near their historical wide spreads last October and sold them in January after they had tightened nearly 150 basis points (1.50%) as weakening fundamentals reappeared. In the ensuing two months, these bonds have given back all their gains.1
The government bailout programs have created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. Today’s historically wide spreads are producing attractive yields in an otherwise low interest rate environment. We anticipate this trend will continue throughout 2009.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

TOTAL RETURN BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index), which is an index of U.S. bonds, that includes reinvestment of any earnings and is used to measure the overall performance of the U.S. bond market. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	6.51%	6.20%	4.24%	5.20%
	with sales charge*	1.44%	4.48%	3.22%	4.68%
I Shares		6.89%	6.59%	4.62%	5.45%
R Shares^		5.90%	5.56%	3.76%	5.02%
Barclays Capital U.S. Aggregate Bond Index		3.13%	5.78%	4.13%	5.70%

Prospectus Expense Ratio[1]	Gross

A Shares	0.55%
I Shares	0.30%
R Shares	1.05%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

* ^	Class A Share performance reflects the maximum front-end sales charge of 4.75%. Effective February 13, 2009, C Shares converted to R Shares.

†	The I Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 1/25/02 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The performance shown prior to 1/25/02 is based on the performance of the Class I Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

ULTRA-SHORT BOND FUND
Portfolio Managers
• Robert W. Corner
• H. Rick Nelson
• Chad K. Stephens
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Ultra-Short Bond Fund returned -0.13% for the 12-month period ended March 31, 2009. The Fund outperformed its peer group the Lipper Ultra-Short Obligations Funds Average1 which returned -4.47%. However, the Fund lagged the benchmark index the Citigroup 6 Month U.S. Treasury Bill Index1 which returned 1.72% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The U.S. economy remained mired in recession over the last year and the Gross Domestic Product2 dropped significantly in the fourth quarter of 2008 and the first quarter of 2009. Economic weakness was prominent as consumer spending and manufacturing activity declined, the housing market weakened, and the unemployment rate jumped over 8%. Inflation, as measured by the Consumer Price Index2, declined -0.4% for the year as price and wage pressures diminished. In addition, the financial markets staggered when Lehman filed for bankruptcy, AIG fell into Government hands, and numerous banks needed the support of the U.S. Government.
The Federal Reserve, U.S. Treasury, and U.S. Government reacted aggressively by lowering the Fed Funds rate to 0.00%-0.25%, implementing quantitative easing, supporting fragile financial markets, and providing fiscal stimulus.
In this environment, high-quality assets performed best. Specifically, U.S. Treasury securities, U.S. Agency securities, and U.S. Agency mortgage backed securities.
The performance of the Fund was influenced by its sole focus on U.S. Treasury securities which was among the best performing fixed income sectors over the last year.3
How do you plan to position the Fund, based on market conditions?
We believe the economy is at, or near, a bottom. Monetary policy and fiscal stimulus along with Fed/Treasury programs will likely be supportive of the financial markets and eventual economic recovery. We currently expect a slow, tepid, recovery while risks and uncertainty linger in the short-term which could cause bumps in the road. As such, we are optimistic, but cautious. A meaningful economic recovery would be accompanied by: 1) credit creation, 2) stability/confidence in the financial markets, and 3) improvement in labor market conditions.
U.S. Treasury yields have declined to very low levels while credit spreads have widened to extremely wide ranges as a result of what has occurred over the last year. We believe credit spreads could improve over the long term and expect to maintain a focus on corporate credit and de-emphasize U.S. Treasury and U.S. Agency sectors.

[1]	Ultra Short Obligation Funds Average is an average of managed mutual funds that invests at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days..

[2]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Portfolio Composition by Sector (as of March 31, 2009)3
as a percentage of Investments

[3]	Portfolio composition is subject to change

ULTRA-SHORT BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which tracks the performance of the 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception

I Shares	04/15/02	-0.13%	3.04%	2.66%	2.59%
Citigroup 6 Month U.S. Treasury Bill Index		1.72%	3.76%	3.28%	2.74	%*

Prospectus Expense Ratio[1]	Gross

I Shares	0.33%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

*	The performance return and the hypothetical $10,000 investment for the Citigroup 6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/09.

U.S. GOVERNMENT SECURITIES FUND
Portfolio Managers

• James F. Keegan
• Adrien Webb, CFA
• Perry Troisi
• Michael Rieger
• Seth Antiles, PH. D.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The U.S. Government Securities Fund returned 8.49% for the 12 months ended March 31, 2009, outperforming its benchmark, the Barclays Capital U.S. Government Bond Index which returned 6.95% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund divested of its position in Treasury Inflation Protected Securities (“TIPS”) in January when fears of deflation and the forecast of a declining inflation premium favored nominal Treasuries. TIPS had rallied in January after posting historical lows in breakeven spreads. A market neutral duration and a minimal allocation to cash also benefited the portfolio.1
How do you plan to position the Fund, based on market conditions?
Massive government intervention efforts should start to limit further systemic credit chaos. We expect more stabilization in the market from the exaggerated levels of the past year.
Fixed income continues to be the stabilizing force in today’s markets. Despite the litany of crises that have impacted the economy over the past few years—defaults and near-defaults, disarray in the domestic auto industry, a battered banking system, a handcuffed Federal Reserve, rising unemployment and a contraction in domestic growth–fixed income has flourished. The government bailout programs have created a floor under credit risk by solidifying the capital structure of many institutions thus making bonds more appealing. While an argument for diversification may be prudent, fixed income markets may be more accurately pricing in risk than equities.
Portfolio Composition by Sector (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

U.S. GOVERNMENT SECURITIES FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Funds performance is compared to the Barclays Capital U.S. Government Bond Index (formerly Lehman Brothers U.S. Government Bond Index), which is composed of the U.S. Treasury and U.S. Agency indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/09
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	8.17%	7.14%	4.66%	5.12%
	with sales charge*	3.01%	5.41%	3.65%	4.61%
C Shares	without CDSC	7.42%	6.39%	3.97%	4.50%
	with CDSC*	6.42%	6.39%	3.97%	4.50%
I Shares		8.49%	7.46%	5.00%	5.49%
Barclays Capital U.S. Government Bond Index		6.95%	8.09%	5.24%	6.21%

Prospectus Expense Ratio[1]	Gross

A Shares	0.85%
C Shares	1.55%
I Shares	0.55%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Portfolio Managers
•	Robert W. Corner
•	H. Rick Nelson
•	Chad K. Stephens
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion Of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The U.S. Government Securities Ultra-Short Bond Fund returned 4.29% for the 12-month period ended March 31, 2009. For the year, the Fund was the best performing Fund in the Lipper Ultra-Short Obligations Funds category which had an average return of -4.47%. The Fund performed ahead of the benchmark Citigroup 6 Month U.S. Treasury Bill Index which returned 1.72% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The U.S. economy remained mired in recession over the last year and the Gross Domestic Product1 dropped significantly in the fourth quarter of 2008 and the first quarter of 2009. Economic weakness was prominent as consumer spending and manufacturing activity declined, the housing market weakened, and the unemployment rate jumped over 8%. Inflation, as measured by the Consumer Price Index1, declined -0.4% for the year as price and wage pressures diminished. In addition, the financial markets staggered when Lehman filed for bankruptcy, AIG fell into Government hands, and numerous banks needed the support of the U.S. Government.
The Federal Reserve, U.S. Treasury, and U.S. Government reacted aggressively by lowering the Fed Funds rate to 0.00%-0.25%, implementing quantitative easing, supporting fragile financial markets, and providing fiscal stimulus.
In this environment, high-quality assets performed best. Specifically, U.S. Treasury securities, U.S. Agency securities, and U.S. Agency mortgage backed securities.
The performance of the Fund was influenced by its sole focus on U.S. Treasury securities which was among the best performing fixed income sectors over the last year.2
How do you plan to position the Fund, based on market conditions?
We believe the economy is at, or near, a bottom. Monetary policy and fiscal stimulus along with Fed/Treasury programs will likely be supportive of the financial markets and eventual economic recovery. We currently expect a slow, tepid, recovery while risks and uncertainty linger in the short-term which could cause bumps in the road. As such, we are optimistic, but cautious. A meaningful economic recovery would be accompanied by, 1) credit creation, 2) stability/confidence in the financial markets, and 3) improvement in labor market conditions.
U.S. Treasury yields have declined to very low levels over the last year while yields of U.S. Government Agency ARMs remain attractive. Demand for U.S. Government ARMs is also expected to remain strong due to U.S. Government sponsorship and investor appetite for high-quality assets with Government Agency backing.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index, which tracks the performance of the 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

U.S. Government Securities		Average Annual Total Returns as of 3/31/09
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception

I Shares	04/11/02	4.29%	5.07%	3.87%	3.41%
Citigroup 6 Month U.S. Treasury Bill Index		1.72%	3.76%	3.28%	2.74	%*

Prospectus Expense Ratio[1]	Gross

I Shares	0.33%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

*	The performance return and the hypothetical $10,000 investment for the Citigroup 6 Month U.S. Treasury Bill Index is for the period from 3/31/02 to 3/31/09.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Portfolio Manager
•	George E. Calvert, Jr.
Investment Concerns
The geographical concentration of portfolio holdings in this fund may involve increased risk.
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion Of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2009?
The Virginia Intermediate Municipal Bond Fund outperformed the Lipper Other States Intermediate Muni Debt Funds Average1 and the Barclays Capital Municipal Bond 1-15 Year Blend Index. It underperformed the Barclays Capital 5 Year Municipal Bond Index, the benchmark in use at the start of the period. The Fund returned 5.01% (I Shares) versus 2.60% for the Lipper average, 4.75% for the Barclays Capital 1-15 Year Index and 6.04% for the Barclays Capital 5-Year Index. The highest returns for the period were obtained in the three- to seven-year area, while returns were negative past 12 years, regardless of quality, and were especially weak for lower rated credits and long duration securities regardless of quality.
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The Fund held a lower duration portfolio than the peer group for much of the period and over several years we have reduced exposure to bonds rated below single A. Lower duration helped during this period of rising longer term yields. We have been careful in the selection of securities longer than 15 years but added in that range after most of the 2008 price erosion was concluded but before returns improved early in calendar 2009. The Fund benefited by holding 60% of assets in the maturity range covered by the three- to 10-year indices where returns were strong for the 12 months. The Fund’s return was well below the Barclays Capital 5 Year Index which is comprised of four-to six-year bonds, the range with the highest return of the entire yield curve. The Fund does not attempt to replicate the structure of that index. Fund returns were in line with the Barclays Capital 1-15, and, in fact, slightly higher due to our emphasis on shorter maturity, callable bonds for additional yield, and the refunding of certain securities during the year.2
How do you plan to position the Fund, based on market conditions?
We plan to purchase a diversity of credits and seek a spread to AAA benchmarks with most investments while maintaining a high credit orientation. The Fund’s pursuit of opportunities that yield more than the best AA and AAA general obligations, for example, aids total return in the form of higher income, sometimes at the cost of lagging when prices move higher. We will attempt to add bonds that are refunding candidates and bonds whose call features provide an income advantage to non call securities. The yield curve is extremely steep in the tax- exempt market and buyers are very quality conscious given the economic fundamentals. However, the intrinsic credit quality of most states and local governments, especially in Virginia, should carry the day and continue to provide a vehicle for competitive total returns on a taxable equivalent basis, compared to any other fixed income sector. We will attempt to move the Fund’s duration closer to the top of the 4.50 to 5.4 range of recent years, from its current 4.75, as inflation pressures are negligible at the present time.2

[1]	The Lipper Other Single States Intermediate Municipal Debt Funds Average is an average of managed mutual funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).
Portfolio Composition by Sector (as of March 31, 2009)2
as a percentage of Investments

[2]	Portfolio composition is subject to change

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Growth of $10,000 Investment (as of March 31, 2009)
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 2009, the Fund transitioned its benchmark from the Barclays Capital 5 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 1-15 Year Blend and the Lehman Brothers 5 Year Municipal Bond Index) to the Barclays Capital Municipal Bond 1-15 Year Blend Index. The Barclays Municipal Bond 1-15 Year Blend Index is an index of tax-exempt bonds with maturities ranging between 1-16 years. The Barclays Capital 5 Year Municipal Bond Index is an index of intermediate investment-grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between four- and six- years. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Virginia Intermediate		Average Annual Total Returns as of 3/31/09
Municipal Bond Fund†		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	4.85%	4.24%	3.26%	3.95%
	with sales charge**	-0.10%	2.56%	2.26%	3.44%
C Shares	without CDSC	3.97%	3.36%	2.68%	3.67%
	with CDSC**	2.97%	3.36%	2.68%	3.67%
I Shares		5.01%	4.40%	3.39%	4.03%
Barclays Capital Municipal Bond 1-15 Year Blend Index		4.75%	4.71%	3.69%	4.73%
Barclays Capital 5 Year Municipal Bond Index		6.04%	5.50%	3.76%	4.68%

Prospectus Expense Ratio[1]	Gross

A Shares	0.75%
C Shares	1.60%
I Shares	0.60%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

**	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The C Shares were offered beginning on 9/1/05. The C Shares performance before such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

[1]	Additional information pertaining to the March 31, 2009 expense ratios can be found in the financial highlights.

PRIME QUALITY MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA,
•	Kimberly C. Maichle, CFA
•	E. Dean Speer, CFA, CPA
•	Sonny Surkin
•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the Prime Quality Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The primary driver of the Fund’s performance during the period was the very low interest rate environment. In an attempt to stimulate the economy, the Federal Reserve has cut interest rates to a range of 0% to 0.25%. In this environment, other money market yields have moved sharply lower. In some cases short-term U.S. Treasury yields have approached 0% and U.S. Agency Discount Notes are yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has emphasized higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity has been extended.1
Yields and Maturity Distribution

Yields (as of March 31, 2009)	A Shares	C Shares	I Shares

7 Day Average Yield	0.03%	0.02%	0.18%
7 Day Effective Yield	0.03%	0.02%	0.18%
30 Day Average Yield	0.03%	0.02%	0.18%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield, and 30 Day Average Yield would have been 0.02%, 0.02% and 0.01% for A Shares, (0.08%), (0.08%) and (0.09%) for C Shares and 0.17%, 0.17% and 0.16% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

TAX-EXEMPT MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA
•	Greg Hallman
•	Chris D. Carter, CFA
Investment Concerns
An investment in the Tax-Exempt Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The primary driver of the Fund’s performance during the period was the very low interest rate environment. In an attempt to stimulate the economy, the Federal Reserve has cut interest rates to a range of 0% to 0.25%. In this environment, other money market yields have moved sharply lower. In some cases short-term U.S. Treasury yields have approached 0% and U.S. Agency Discount Notes are yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit The current credit markets remain very uncertain. As a result, the portfolio management team has emphasized higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity has been extended to remain in line with the benchmark average. We increased its allocation to slightly longer dated municipal securities, mainly to increase credit diversification and we maintain a conservative stance with regards to liquidity and credit quality of individual holdings.1
Yields and Maturity Distribution

Yields (as of March 31, 2009)	A Shares	I Shares

7 Day Average Yield	0.02%	0.17%
7 Day Effective Yield	0.02%	0.17%
30 Day Average Yield	0.02%	0.17%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been (0.04%), (0.04%) and (0.06%) for A Shares, and 0.11%, 0.11% and 0.09% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA
•	E. Dean Speer, CFA, CPA
•	Kimberly C. Maichle, CFA
•	Sonny Surkin
•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the U.S. Government Securities Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The primary driver of the Fund’s performance during the period was the very low interest rate environment. In an attempt to stimulate the economy, the Federal Reserve has cut interest rates to a range of 0% to 0.25%. In this environment, other money market yields have moved sharply lower. In some cases short-term U.S. Treasury yields have approached 0% and U.S. Agency Discount Notes are yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has emphasized higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity has been extended to remain in line with the benchmark average.1
Yields and Maturity Distribution

Yields (as of March 31, 2009)	A Shares	I Shares

7 Day Average Yield	0.02%	0.15%
7 Day Effective Yield	0.02%	0.15%
30 Day Average Yield	0.02%	0.15%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been (0.15%), (0.15%) and (0.13%) for A Shares and 0.00%, 0.00% and 0.02% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

U.S. TREASURY MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA
•	E. Dean Speer, CFA, CPA
•	Kimberly C. Maichle, CFA
•	Sonny Surkin
•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the U.S. Treasury Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The primary driver of the Fund’s performance during the period was the very low interest rate environment. In an attempt to stimulate the economy, the Federal Reserve has cut interest rates to a range of 0% to 0.25%. In this environment, other money market yields have moved sharply lower. In some cases short-term U.S. Treasury yields have approached 0% and U.S. Agency Discount Notes are yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has emphasized higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity has been extended to remain in line with the benchmark average.1
Yields and Maturity Distribution

Yields (as of March 31, 2009)	A Shares	I Shares

7 Day Average Yield	0.02%	0.09%
7 Day Effective Yield	0.02%	0.09%
30 Day Average Yield	0.02%	0.11%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been (0.39%), (0.39%) and (0.31%) for A Shares and (0.25%), (0.25%) and (0.16%) for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

VIRGINIA TAX-FREE MONEY MARKET FUND
Portfolio Managers
•	Michael G. Sebesta, CFA
•	Greg Hallman
•	Chris D. Carter, CFA
Investment Concerns
An investment in the Virginia Tax-Free Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The geographical concentration of portfolio holdings in this Fund may involve increased risk.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The primary driver of the Fund’s performance during the period was the very low interest rate environment. In an attempt to stimulate the economy, the Federal Reserve has cut interest rates to a range of 0% to 0.25%. In this environment, other money market yields have moved sharply lower. In some cases short-term U.S. Treasury yields have approached 0% and U.S. Agency Discount Notes are yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has emphasized higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity has been extended to remain in line with the benchmark average. The Fund maintains a conservative stance with regards to liquidity and credit quality of individual holdings.1
Yields and Maturity Distribution

Yields (as of March 31, 2009)	A Shares	I Shares

7 Day Average Yield	0.02%	0.17%
7 Day Effective Yield	0.02%	0.17%
30 Day Average Yield	0.03%	0.18%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been 0.01%, 0.01% and 0.00% for A Shares and 0.16%, 0.16% and 0.15% for I Shares, respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Maturity Distribution (as of March 31, 2009)1
as a percentage of Investments

[1]	Portfolio composition is subject to change

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SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Corporate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loan (0.8%)
Diversified Financial Services (0.8%)
East Valley Tourist Development Authority, 7.996%, 08/06/14(a)(b)	1,100	495

Total Bank Loans		495

Corporate Bonds (75.9%)
Aerospace/Defense (0.1%)
Boeing Co. (The), 5.125%, 02/15/13	86	89

Banks (1.2%)
Bank of New York Mellon, Ser G, MTN, 4.950%, 11/01/12	491	501
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13	239	237

		738

Beverages (3.6%)
Anheuser-Busch InBev NV, 8.200%, 01/15/39(c)	777	762
Diageo Capital PLC, 5.200%, 01/30/13	94	95
PepsiCo, Inc., 7.900%, 11/01/18	608	747
SABMiller PLC, 6.200%, 07/01/11(c)	547	552

		2,156

Building Materials (0.7%)
Lafarge SA, 6.150%, 07/15/11	278	244
Lafarge SA, 7.125%, 07/15/36	317	184

		428

Commercial Services (0.8%)
Local Insight Regatta Holdings, Inc., 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(b)	120	28
Xerox Corp., 5.500%, 05/15/12	251	217
Xerox Corp., 6.350%, 05/15/18	345	257

		502

Computers (0.4%)
Hewlett-Packard Co., 4.500%, 03/01/13	45	46
Hewlett-Packard Co., 6.125%, 03/01/14	170	181

		227

Consumer Staples (2.0%)
Kellogg Co., 4.250%, 03/06/13	295	299
Kimberly-Clark Corp., 7.500%, 11/01/18	179	212
Kraft Foods, Inc., 6.125%, 08/23/18	463	464
Kroger Co. (The), 7.500%, 01/15/14	229	254

		1,229

Diversified Financial Services (18.2%)
BP Capital Markets PLC, 5.250%, 11/07/13	1,185	1,268
CME Group, Inc., 5.400%, 08/01/13	459	466
CME Group, Inc., 5.750%, 02/15/14(d)	1,030	1,062
Credit Suisse (USA), Inc., 6.125%, 11/15/11	355	362
Credit Suisse (USA), Inc., 6.500%, 01/15/12	234	239
Fund American Cos., Inc., 5.875%, 05/15/13	788	605
Goldman Sachs Group, Inc., 6.150%, 04/01/18	793	724
Goldman Sachs Group, Inc., 7.500%, 02/15/19	587	586
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	198	106
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	620	347
Lazard Group LLC, 7.125%, 05/15/15	916	761
Morgan Stanley, Ser F, MTN, 6.625%, 04/01/18	833	794
NYSE Euronext, 4.800%, 06/28/13	546	545
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	268	240
Rio Tinto Finance (USA) Ltd., 7.125%, 07/15/28	1,255	1,030
TIAA Global Markets, 5.125%, 10/10/12(c)	482	477
Woodside Finance Ltd., 8.750%, 03/01/19(c)	1,372	1,351

		10,963

Diversified Minerals (2.1%)
BHP Billiton Finance USA Ltd., 6.500%, 04/01/19	1,237	1,253

Diversified Operations (1.6%)
Illinois Tool Works, Inc., 6.250%, 04/01/19(c)	925	933

Electric (8.0%)
Alabama Power Co., 5.800%, 11/15/13	87	93
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	147	169

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Corporate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

E.ON International Finance B.V., 5.800%, 04/30/18(c)	1,057	1,040
Enel Finance International, 6.800%, 09/15/37(c)	405	333
Exelon Generation Co. LLC, 6.200%, 10/01/17	412	368
Georgia Power Co., 6.000%, 11/01/13	252	273
MidAmerican Energy Holdings Co., 6.125%, 04/01/36(d)	359	318
Nevada Power Co., Ser L, 5.875%, 01/15/15	107	101
Nevada Power Co., Ser R, 6.750%, 07/01/37	292	247
Oncor Electric Delivery Co., 7.000%, 05/01/32	238	214
Pacific Gas & Electric Co., 8.250%, 10/15/18	22	26
Pacific Gas & Electric Co., 6.050%, 03/01/34	423	414
Public Service Colorado, Ser 17, 6.250%, 09/01/37	226	235
Southern California Edison Co., 5.750%, 03/15/14	459	496
Virginia Electric & Power Co., 8.875%, 11/15/38	377	461
Wisconsin Power & Light Co., 6.375%, 08/15/37	49	48

		4,836

Health Care (2.5%)
Pfizer, Inc., 6.200%, 03/15/19	1,408	1,501

Insurance (0.9%)
Berkshire Hathaway, Inc., 4.600%, 05/15/13	534	541

Materials (0.2%)
Nucor Corp., 5.850%, 06/01/18	100	100

Media (3.4%)
News America Holdings, Inc., 6.200%, 12/15/34	189	136
Thomson Reuters Corp., 5.950%, 07/15/13	24	23
Time Warner Cable, Inc., 8.250%, 02/14/14	461	482
Time Warner Cable, Inc., 5.850%, 05/01/17	1,266	1,135
Time Warner, Inc., 6.500%, 11/15/36	232	191
Viacom, Inc., 6.125%, 10/05/17	93	79

		2,046

Metals (1.4%)
ArcelorMittal, 6.125%, 06/01/18	470	340
Barrick Gold Corp., 6.950%, 04/01/19(d)	486	488

		828

Miscellaneous Manufacturer (2.7%)
General Electric Co., 5.000%, 02/01/13	1,102	1,102
General Electric Co., 5.250%, 12/06/17	280	259
Siemens Financierings NV, 6.125%, 08/17/26(c)	290	286

		1,647

Oil & Gas (5.9%)
Apache Corp., 6.000%, 01/15/37	246	237
Halliburton Co., 6.150%, 09/15/19	459	466
Shell International Finance BV, 6.375%, 12/15/38	341	359
Smith International, Inc., 9.750%, 03/15/19	1,293	1,351
Transocean, Inc., 6.000%, 03/15/18	147	139
Transocean, Inc., 6.800%, 03/15/38	327	287
Weatherford International Ltd., 9.625%, 03/01/19	505	522
Weatherford International Ltd., 6.500%, 08/01/36	274	193

		3,554

Pharmaceuticals (5.4%)
Covidien International Finance SA, 6.000%, 10/15/17	102	103
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	848	870
Novartis Securities Investment Ltd., 5.125%, 02/10/19(d)	430	437
Roche Holdings, Inc., 7.000%, 03/01/39(c)(d)	1,007	1,054
Schering-Plough Corp., 6.550%, 09/15/37	608	618
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	182	168

		3,250

Pipelines (4.3%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13(d)	473	484
El Paso Natural Gas, 5.950%, 04/15/17	34	30

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Corporate Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Energy Transfer Partners, 7.500%, 07/01/38	531	437
Rockies Express Pipeline LLC, 6.850%, 07/15/18(c)	78	76
Southern Natural Gas Co., 5.900%, 04/01/17(c)	26	23
Trans-Canada Pipelines, 6.200%, 10/15/37	100	85
Trans-Canada Pipelines, 7.625%, 01/15/39	1,005	994
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	27	25
Williams Cos., Inc., 8.750%, 01/15/20(c)	412	410

		2,564

Retail (1.0%)
Tesco PLC, 5.500%, 11/15/17(c)	205	202
Tesco PLC, 6.150%, 11/15/37(c)	222	201
Wal-Mart Stores, Inc., 6.500%, 08/15/37	211	219

		622

Software (1.6%)
Intuit, Inc., 5.750%, 03/15/17	19	17
Oracle Corp., 5.750%, 04/15/18	898	937

		954

Telecommunication Services (7.9%)
AT&T, Inc., 4.950%, 01/15/13	434	440
AT&T, Inc., 5.100%, 09/15/14	442	443
AT&T, Inc., 6.450%, 06/15/34	270	243
Cisco Systems, Inc., 5.500%, 02/22/16	577	610
Comcast Corp., 6.450%, 03/15/37	240	210
Rogers Wireless, Inc., 7.500%, 03/15/15	104	108
Verizon Communications, Inc., 5.250%, 04/15/13	175	179
Verizon Communications, Inc., 5.550%, 02/15/16	380	374
Verizon Communications, Inc., 8.950%, 03/01/39	386	444
Verizon Wireless Capital LLC, 5.550%, 02/01/14(c)	663	664
Vodafone Group PLC, 5.500%, 06/15/11	1,028	1,064

		4,779

Total Corporate Bonds		45,740

U.S. Treasury Obligations (7.5%)
U.S. Treasury Bills (1.6%)
0.089%, 04/09/09(e)	961	961

U.S. Treasury Bond (2.5%)
4.500%, 05/15/38	1,315	1,536

U.S. Treasury Notes (3.4%)
4.000%, 08/31/09	2,000	2,029

Total U.S. Treasury Obligations		4,526

Short-Term Investments (13.7%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(a)	5,698,320	5,698
RidgeWorth Funds Securities Lending Joint Account(f)(g)	2,539	2,539

Total Short-Term Investments		8,237

Total Investments (Cost $59,693)(h) — 97.9%		58,998
Other assets in excess of liabilities — 2.1%		1,235

Net Assets — 100.0%		$60,233

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)
East Valley Tourist
Development
Authority	08/06/07	1,089	1,100	495	0.82
Local Insight Regatta
Holdings, Inc.	12/19/08	120	120	28	0.05

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 13.9% of net assets as of March 31, 2009.

(d)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $2,471.

(e)	Rate represents the effective yield at purchase.

(f)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(g)	Affiliate investment.

(h)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.3%)
Georgia (93.5%)
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Callable 04/01/14 @ 102, XLCA	2,680	2,696
Athens Housing Authority, Student Housing Lease Project, RB, 5.250%, 12/01/21, Callable 12/01/12 @ 100, AMBAC	1,000	1,035
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32, Callable 05/15/19 @ 100	1,500	1,471
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33, Callable 01/01/19 @ 100	3,000	3,122
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38, Callable 01/01/19 @ 100	4,000	4,112
Atlanta Airport Passenger Facility Charge, Ser J, RB, 5.000%, 01/01/34, Callable 01/01/15 @ 100, FSA	10,500	10,123
Atlanta Airport Project, Ser A, RB, AMT, 5.375%, 01/01/19, Callable 07/01/14 @ 100, FSA	5,000	4,920
Atlanta Airport Project, Ser B, RB, AMT, 6.000%, 01/01/18, Callable 01/01/10 @ 101, FGIC	2,150	2,157
Augusta Water & Sewer Authority, RB, 5.000%, 10/01/30, Callable 10/01/17 @ 101, FSA	1,750	1,745
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/34, Callable 10/01/14 @ 100, FSA	2,000	2,016
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/39, Callable 10/01/14 @ 100, FSA	5,000	5,031
Barrow County, GO, 4.500%, 10/01/11, FGIC	1,255	1,327
Bartow County, GO, 4.500%, 08/01/13, MBIA	3,000	3,205
Brunswick Water & Sewer, Refunding & Improvement Project, RB, 6.100%, 10/01/14, MBIA	1,000	1,119
Bulloch County School District, Sales Tax, GO, 5.000%, 05/01/12, State Aid Withholding	2,000	2,209
Burke County Development Authority, Pollution Control, Georgia Power Co., Plant Vogtle Project, RB, 3.750%, 10/01/32	1,500	1,502
Burke County Development Authority, Pollution Control, Georgia Power Co., Plant Vogtle Project, RB, 5.050%, 11/01/48	1,000	1,037
Carroll County Water Authority, Water & Sewer, RB, 5.250%, 07/01/22, Callable 07/01/15 @ 100, FSA	1,000	1,044
Carrollton Payroll Development Authority, UWG Campus Center, RB, 5.250%, 08/01/27, Callable 08/01/14 @ 100, MBIA	1,000	1,013
Central Valdosta Development Authority, Lowndes County Judicial Project, RB, 5.250%, 06/01/21, Callable 06/01/13 @ 102, XLCA	1,885	1,957
Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, AMT, 5.000%, 07/01/37, Callable 07/01/17 @ 100, AMBAC	1,000	841
Cobb County Development Authority, Kennesaw State University Project, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, MBIA	2,250	2,137

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Cobb County Development Authority, Kennesaw State University Project, Ser A, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, MBIA	1,285	1,285
Cobb County Development Authority, Solid Waste Disposal, Georgia Waste Management Project, Ser A, RB, AMT, 5.000%, 04/01/33, Callable 04/01/16 @ 101	1,000	724
Cobb-Marietta County, Coliseum & Exhibit Hall Project, RB, 5.500%, 10/01/12, MBIA	940	989
College Park Business & Industrial Development Authority, Civic Center Project, RB, 5.750%, 09/01/20, Prerefunded 09/01/10 @ 102, AMBAC	3,000	3,260
Coweta County Development Authority, Newnan Water, Sewer & Light Commission, RB, 5.000%, 07/01/25, Callable 07/01/15 @ 100, MBIA	1,000	1,012
Dalton Building Authority, Public School System Project, RB, 4.000%, 03/01/11, State Aid Withholding	2,895	3,043
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, Callable 06/01/09 @ 100, AMBAC	1,225	1,318
Downtown Smyrna Development Authority, RB, 5.250%, 02/01/28	1,000	1,032
Forsyth County Hospital Authority, Baptist Health Care System Project, RB, 6.375%, 10/01/28, ETM	1,000	1,162
Forsyth County School District, GO, 5.000%, 02/01/23, Callable 02/01/15 @ 100, MBIA	3,000	3,146
Forsyth County Water & Sewer Authority, RB, 5.000%, 04/01/28, Callable 04/01/13 @ 100	1,700	1,726
Forsyth County, Ser A, GO, 5.000%, 03/01/25, Callable 03/01/19 @ 100	6,825	7,246
Fulton County Development Authority, Cauley Creek Water Facilities, Ser A, RB, AMT, 5.500%, 02/01/17, Callable 02/01/11 @ 100, AMBAC	1,310	1,292
Fulton County Development Authority, Georgia Technology Foundation, Ser A, RB, 5.000%, 11/01/31, Callable 05/01/12 @ 100	1,000	1,002
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, Callable 05/01/14 @ 100, MBIA	2,370	2,457
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/27, Callable 05/01/14 @ 100, MBIA	3,375	3,432
Fulton County Development Authority, Molecular Science Building Project, RB, 5.000%, 05/01/34, Callable 05/01/14 @ 100, MBIA	1,000	979
Fulton County Water & Sewer, RB, 5.000%, 01/01/16, Callable 07/01/09 @ 100.50, FGIC	1,630	1,650
Fulton County Water & Sewer, RB, 5.000%, 01/01/24, Callable 01/01/14 @ 100, FGIC	2,000	2,030
Fulton County Water & Sewer, RB, 5.000%, 01/01/30, Callable 01/01/14 @ 100, FGIC	2,425	2,382
Fulton County Water & Sewer, RB, 5.250%, 01/01/35, Callable 01/01/14 @ 100, FGIC	2,400	2,401
Georgia Municipal Electric Authority, RB, 8.000%, 01/01/15, Callable 06/01/09 @ 100, ETM	1,900	2,408

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Georgia State Higher Education Facilities Authority, USG Real Estate Foundation I LLC, RB, 6.000%, 06/15/34, Callable 06/15/18 @ 100	1,065	1,022
Georgia State Private College & Universities Facilities Authority, Mercer University Project, RB, 6.400%, 11/01/11, MBIA, ETM	1,065	1,150
Georgia State Road & Tollway Authority, Federal Highway Grant, RAN, 5.000%, 06/01/14, MBIA	3,000	3,383
Georgia State Road & Tollway Authority, Federal Highway Grant, RAN, 5.000%, 06/01/18, Callable 06/01/16 @ 100, MBIA	2,650	2,938
Georgia State Road & Tollway Authority, Federal Highway Reimbursement, Ser A, RB, 5.000%, 06/01/20, Callable 06/01/18 @ 100, FSA	1,130	1,218
Georgia State Road & Tollway Authority, RB, 5.000%, 10/01/23, Callable 10/01/13 @ 100, State Guaranteed	1,500	1,566
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.500%, 08/01/28, Callable 08/01/18 @ 100	1,800	1,611
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Ser A, RB, 5.625%, 08/01/34, Callable 08/01/18 @ 100	2,000	1,731
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Prerefunded 01/01/14 @ 100, MBIA	2,910	3,336
Gwinnett County School District, GO, 5.000%, 02/01/26, Callable 02/01/18 @ 100	3,500	3,691
Gwinnett County School District, GO, 5.000%, 02/01/36, Callable 02/01/18 @ 100	820	832
Henry County Water & Sewer Authority, RB, 6.150%, 02/01/20, AMBAC	2,100	2,354
Henry County Water & Sewer Authority, Refunding & Improvements, Ser A, RB, 5.375%, 02/01/13, MBIA	1,290	1,453
Laurens County Georgia Public Facilities Authority, RB, 5.000%, 07/01/11, MBIA	1,000	1,063
Lincoln County School District, GO, 5.500%, 04/01/37, Callable 04/01/19 @ 100, State Aid Withholding	1,000	1,031
Metropolitan Atlanta Rapid Transit Authority, Ser E, RB, 7.000%, 07/01/11, ETM	3,415	3,724
Milledgeville-Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Prerefunded 09/01/14 @ 101	2,355	2,847
Municipal Electric Authority of Georgia, Combustion, Ser A, RB, 5.000%, 11/01/24, Callable 11/01/09 @ 100, MBIA	2,000	1,981
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/16, Callable 01/01/13 @ 100, MBIA	1,435	1,435
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/17, Callable 01/01/13 @ 100, MBIA	2,220	2,221
Oconee County Industrial Development Authority, OIIT Project, RB, 5.250%, 07/01/23, Callable 07/01/13 @ 100, XLCA	1,295	1,303
Paulding County School District, GO, 6.000%, 02/01/10, MBIA	385	396
Private Colleges & Universities Authority, Emory University, Ser C, RB, 5.000%, 09/01/38, Callable 09/01/18 @ 100	10,000	9,939
Upper Oconee Basin Water Authority, RB, 5.000%, 07/01/26, Callable 07/01/15 @ 100, MBIA	2,000	1,957

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Georgia Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.250%, 10/01/27, Callable 10/01/12 @ 101, AMBAC	2,110	1,868
Washington County Georgia School District, GO, 4.250%, 12/01/10, State Aid Withholding	1,665	1,756

		159,601

Puerto Rico (1.8%)
Puerto Rico Electric Power Authority, Ser SS, RB, 5.000%, 07/01/24, Callable 07/01/15 @ 100, MBIA	1,000	856
Puerto Rico Municipal Finance Agency, Ser A, GO, 5.000%, 08/01/30, Callable 08/01/15 @ 100, FSA	2,300	2,160

		3,016

Total Municipal Bonds		162,617

Money Market Funds (4.2%)
Federated Tax-Free Obligations Fund	4,650,665	4,651
SEI Tax Exempt Trust, Institutional Tax Free Fund	2,522,052	2,522

Total Money Market Funds		7,173

Total Investments (Cost $169,974)(a) — 99.5%		169,790
Other assets in excess of liabilities — 0.5%		827

Net Assets — 100.0%		$170,617

(a)	Represents cost for financial reporting purposes.

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

AMT	Alternative Minimum Tax Paper

COP	Certificate of Participation

ETM	Escrowed to Maturity

FGIC	Security guaranteed by Financial Guaranty Insurance Company

FSA	Security guaranteed by Financial Security Assurance

GO	General Obligation

MBIA	Security guaranteed by Municipal Bond Insurance Association

RAN	Revenue Anticipation Note

RB	Revenue Bond

XLCA	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (97.7%)
Alabama (3.4%)
Jefferson County Sewer, Ser B-8, RB, 5.250%, 02/01/11, Callable 02/01/10 @ 100, FSA	3,000	2,768

Alaska (2.6%)
Matanuska-Susitna Boro Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Callable 09/01/19 @ 100, Assured Guaranty	2,000	2,127

California (2.6%)
California State, GO, 6.500%, 04/01/33, Callable 04/01/19 @ 100	2,000	2,105

Colorado (6.9%)
Denver City & County Airport, Ser A, RB, AMT, 5.500%, 11/15/14, Callable 11/15/11 @ 100, FGIC/FSA-CR	4,500	4,564
University of Colorado Enterprise System, Ser A, RB, 5.125%, 06/01/29, Callable 06/01/19 @ 100	1,000	1,014

		5,578

District of Columbia (3.8%)
District of Columbia, Income Tax, Ser A, RB, 5.500%, 12/01/30, Callable 12/01/19 @ 100	2,000	2,067
District of Columbia, Income Tax, Ser B, RB, 5.250%, 12/01/29, Callable 12/01/19 @ 100	1,000	1,017

		3,084

Florida (11.2%)
Broward County School Board, Ser A, COP, 5.000%, 07/01/16, FSA	2,725	2,929
Greater Orlando Aviation Authority, Airport Facilities, RB, AMT, 5.500%, 10/01/17, FGIC	1,810	1,781
Miami Parking Facilities Authority, RB, 5.250%, 10/01/15, MBIA	1,000	1,083
Osceola County Tourist Development Tax Authority, Ser A, RB, 5.500%, 10/01/15, Callable 10/01/12 @ 100, FGIC	1,000	1,047
Pensacola Airport Authority, Ser A, RB, AMT, 6.250%, 10/01/09, MBIA	505	514
Pensacola Airport Authority, Ser A, RB, AMT, 6.000%, 10/01/12, Callable 10/01/09 @ 101, MBIA	1,075	1,098
Tampa Guaranteed Entitlement Authority, RB, 6.000%, 10/01/18, AMBAC	500	587

		9,039

Idaho (3.2%)
Idaho Health Facilities Authority, Ser A, RB, 6.750%, 11/01/37, Callable 11/01/18 @ 100	2,500	2,538

Illinois (18.9%)
Chicago Housing Authority, Capital Program, RB, 5.000%, 07/01/23, Callable 07/01/16 @ 100, FSA	5,000	4,962
Chicago Transit Authority Capital Grant Receipts, RB, 5.250%, 06/01/25, Callable 06/01/18 @ 100, Assured Guaranty	2,000	2,068
Grundy, Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/20, Callable 10/15/18 @ 100, Assured Guaranty	3,500	3,954
Illinois State Toll Highway Authority, Ser A, RB, 5.000%, 01/01/18, Callable 07/01/15 @ 100, FSA	3,000	3,216
University of Illinois, Auxiliary Facilities System, Ser A, RB, 5.750%, 04/01/38, Callable 04/01/19 @ 100	1,000	1,035

		15,235

Maine (3.3%)
Maine State Turnpike Authority, RB, 6.000%, 07/01/38, Callable 07/01/19 @ 100	2,500	2,627

Massachusetts (4.2%)
Massachusetts State, Ser B, GO, 5.250%, 08/01/21, IBC/MBIA-RE	3,000	3,414

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

High Grade Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
New Jersey (8.6%)
New Jersey Sports & Exposition Authority, Ser B, RB, 5.000%, 09/01/16	3,485	3,796
New Jersey State Transportation Trust Fund Authority, Ser A, RB, 6.000%, 12/15/38, Callable 12/15/18 @ 100	3,000	3,146

		6,942

Pennsylvania (2.7%)
Pennsylvania State, Second Ser, GO, 5.000%, 01/01/22, Callable 01/01/16 @ 100	2,000	2,139

Texas (22.2%)
Austin Texas Water & Wastewater System, Ser A, RB, 5.000%, 11/15/27, Callable 11/15/19 @ 100	1,965	1,986
Dallas Independent School District, GO, 6.375%, 02/15/34, Callable 02/15/18 @ 100, PSF-GTD	4,000	4,437
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Ser B, RB, 7.125%, 12/01/31, Callable 12/01/18 @ 100	1,000	1,037
Plano Independent School District, Ser A, GO, 5.000%, 02/15/28, Callable 02/15/18 @ 100	1,875	1,919
Texas State Transportation Commission, RB, 5.000%, 04/01/24, Callable 04/01/17 @ 100	4,000	4,192
Texas Tech University, Ser 12, RB, 5.250%, 02/15/38, Callable 02/15/19 @ 100	2,000	1,973
University of Houston, RB, 5.000%, 02/15/21, Callable 02/15/19 @ 100	2,165	2,317

		17,861

Washington (4.1%)
King County Washington, GO, 5.000%, 01/01/27, Callable 01/01/19 @ 100	1,500	1,536
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, Callable 04/01/19 @ 100, BHAC	1,635	1,767

		3,303

Total Municipal Bonds		78,760

Money Market Funds (6.1%)
Federated Tax-Free Obligations Fund	1,649,883	1,650
SEI Tax Exempt Trust, Institutional Tax Free Fund	3,280,155	3,280

Total Money Market Funds		4,930

Total Investments (Cost $82,550)(a) — 103.8%		83,690
Liabilities in excess of other assets — (3.8)%		(3,090)

Net Assets — 100.0%		$80,600

(a)	Represents cost for financial reporting purposes.

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

AMT	Alternative Minimum Tax Paper

BHAC	Security guaranteed by Berkshire Hathaway Assurance Corporation

COP	Certificate of Participation

FGIC	Security guaranteed by Financial Guaranty Insurance Company

FSA	Security guaranteed by Financial Security Assurance

FSA-CR	Security has been secondarily guaranteed by FSA

GO	General Obligation

IBC	Insurance Bond Certificate

MBIA	Security guaranteed by Municipal Bond Insurance Association

MBIA-RE	Reinsurance provided by MBIA

PSF-GTD	Security guaranteed by Permanent School Fund Guarantee Program

RB	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (9.8%)
Diversified Financial Services (3.1%)
Clarke American Corp., 3.398%, 04/01/14(a)(b)	845	504
East Valley Tourist Development Authority, 7.996%, 08/06/14(a)(c)	1,400	630

		1,134

Electric (1.1%)
NRG Energy, Inc., 2.720%, 02/01/13(a)(b)	165	148
NRG Energy, Inc., 2.720%, 02/01/13(a)(b)	310	278

		426

Health Care (3.8%)
Mylan, Inc., 4.367%, 10/02/14(a)(b)	742	687
Talecris Biotherapeutics, Inc., 4.740%, 12/06/13(a)(b)	798	727

		1,414

Telecommunication Services (1.8%)
Wind Acquisition Holdings, 8.393%, 12/07/11(a)(b)	952	666

Total Bank Loans		3,640

Corporate Bonds (84.8%)
Advertising (2.5%)
Lamar Media Corp., 9.750%, 04/01/14(b)(d)	210	204
TL Acquisitions, Inc., 10.500%, 01/15/15, Callable 07/15/11 @ 105.25(b)	1,450	743

		947

Building (2.5%)
Centex Corp., 6.500%, 05/01/16	245	189
D.R. Horton, Inc., 5.250%, 02/15/15	135	103
D.R. Horton, Inc., 6.500%, 04/15/16	115	90
K. Hovnanian Enterprises, Inc., 11.500%, 05/01/13, Callable 11/01/10 @ 102	445	310
Pulte Homes, Inc., 5.250%, 01/15/14	65	55
Texas Industries, Inc., 7.250%, 07/15/13, Callable 07/15/09 @ 103.63(b)	225	170

		917

Commercial Services (2.4%)
Atlantic Broadband, Inc., 9.375%, 01/15/14, Callable 05/11/09 @ 104.69	675	533
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44	210	128
Local Insight Regatta Holdings, Inc., 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(c)	155	36
Seitel Acquisition Corp., 9.750%, 02/15/14, Callable 02/15/11 @ 104.88	195	86
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 05/14/09 @ 103.25(d)	135	108

		891

Diversified Financial Services (7.0%)
Ford Motor Credit Co. LLC, 8.625%, 11/01/10	450	358
Ford Motor Credit Co. LLC, 7.000%, 10/01/13	43	29
Ford Motor Credit Co. LLC, 8.000%, 12/15/16(d)	590	388
Fresenius US Finance II, Inc., 9.000%, 07/15/15(b)	570	593
Level 3 Financing, Inc., 12.250%, 03/15/13, Callable 03/15/10 @ 106.13(d)	250	187
Level 3 Financing, Inc., 8.750%, 02/15/17, Callable 02/15/12 @ 104.38(d)	1,030	659
Nielsen Finance LLC, 10.000%, 08/01/14, Callable 08/01/10 @ 105	250	215
NSG Holdings LLC, 7.750%, 12/15/25(b)	200	158

		2,587

Diversified Minerals (3.0%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(b)	325	192
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	1,105	928

		1,120

Electric (14.0%)
AES Corp. (The), 9.500%, 06/01/09	250	250
AES Corp. (The), 9.750%, 04/15/16(b)	650	611
Dynegy, Inc., 7.750%, 06/01/19(d)	500	325
Energy Future Holdings Corp., 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(d)	305	197

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38(b)	600	579
IPALCO Enterprises, Inc., 7.250%, 04/01/16(b)	135	119
Mirant Americas Generation LLC, 8.300%, 05/01/11	840	815
NiSource Finance Corp., 10.750%, 03/15/16	200	202
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69	110	102
NRG Energy, Inc., 7.375%, 01/15/17, Callable 01/15/12 @ 103.69	430	400
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38(d)	1,100	1,012
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	211	193
Texas Competitive Electric Holdings Co. LLC, Ser A, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13	765	383

		5,188

Entertainment (0.4%)
Scientific Games Corp., 7.875%, 06/15/16, Callable 06/15/12 @ 103.94(b)	155	134

Food (1.1%)
Smithfield Foods, Inc., 7.750%, 07/01/17	375	233
Smithfield Foods, Inc., Ser B, 8.000%, 10/15/09(d)	175	174

		407

Health Care (15.0%)
Axcan Intermediate Holdings, Inc., 12.750%, 03/01/16, Callable 03/01/11 @ 106.94	1,075	1,003
Bausch & Lomb, Inc., 9.875%, 11/01/15, Callable 11/01/11 @ 104.94(b)	90	72
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(d)	155	153
Biomet, Inc., 11.625%, 10/15/17, Callable 10/15/12 @ 105.81	650	574
Boston Scientific Corp., 6.000%, 06/15/11	135	131
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(d)	425	402
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63(d)	620	564
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)(d)	500	472
Health Management Associates, Inc., 6.125%, 04/15/16	220	180
LifePoint Hospitals, Inc., 3.500%, 05/15/14	600	426
Omnicare, Inc., 6.125%, 06/01/13, Callable 06/01/09 @ 102.04	55	49
Tenet Healthcare Corp., 7.375%, 02/01/13	450	358
U.S. Oncology, Inc., 9.000%, 08/15/12, Callable 08/15/09 @ 102.25	145	141
Universal Hospital Services, Inc., 5.943%, 06/01/15, Callable 06/01/09 @ 102(a)	1,025	743
Universal Hospital Services, Inc. (PIK), 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	360	320

		5,588

Insurance (0.5%)
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	260	203

Lodging (0.6%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31(d)	300	226

Machinery Diversified (2.0%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	870	635
Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104	135	109

		744

Media (6.8%)
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	1,010	1,020
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25(d)	720	648

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	200	152
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	130	99
Time Warner Cable, Inc., 8.250%, 04/01/19	500	514
Videotron, 9.125%, 04/15/18, Callable 04/15/13 @ 104.56(b)	80	81

		2,514

Metals (0.4%)
Crown Americas, Inc., 7.750%, 11/15/15, Callable 11/15/10 @ 103.88	155	156

Miscellaneous Manufacturer (0.6%)
Koppers, Inc., 9.875%, 10/15/13, Callable 05/14/09 @ 104.94	239	219

Oil & Gas (9.3%)
Atlas Energy Resources LLC, 10.750%, 02/01/18, Callable 02/01/13 @ 105.38(b)	115	84
Chesapeake Energy Corp., 6.250%, 01/15/18, Callable 07/15/10 @ 103.13	299	233
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75(d)	205	162
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	85	65
Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94(b)	290	238
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	130	86
Newfield Exploration Co., 7.125%, 05/15/18, Callable 05/15/13 @ 103.56(d)	155	137
Petrohawk Energy Corp., 7.875%, 06/01/15, Callable 06/01/12 @ 103.94(b)	280	246
Sabine Pass LNG LP, 7.500%, 11/30/16	1,365	915
Sunoco, Inc., 9.625%, 04/15/15	750	772
Valero Energy Corp., 9.375%, 03/15/19	500	516

		3,454

Pipelines (3.4%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	170	143
El Paso Corp., MTN, 8.250%, 02/15/16	400	374
Targa Resources, Inc., 8.500%, 11/01/13, Callable 11/01/09 @ 104.25	1,190	738

		1,255

Telecommunication Services (11.6%)
Cricket Communications, Inc., 9.375%, 11/01/14, Callable 11/01/10 @ 104.69	590	562
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(b)	1,005	191
Intelsat Jackson Holdings Ltd., 9.500%, 06/15/16, Callable 06/15/11 @ 104.75(b)	200	188
Intelsat Subsidiary Holding Co., Ltd., 8.500%, 01/15/13, Callable 05/15/09 @ 104.25(b)	950	896
Qwest Capital Funding, Inc., 7.000%, 08/03/09	325	324
Sprint Capital Corp., 7.625%, 01/30/11	360	333
Sprint Capital Corp., 8.375%, 03/15/12	100	90
Sprint Capital Corp., 6.900%, 05/01/19	315	222
Sprint Capital Corp., 8.750%, 03/15/32	240	161
Sprint Nextel Corp., 6.000%, 12/01/16(d)	390	279
Telcordia Technologies, Inc., 4.844%, 07/15/12, Callable 07/15/09 @ 101(a)(b)(d)	925	504
West Corp., 9.500%, 10/15/14, Callable 10/15/10 @ 104.75	250	174
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(b)(d)	375	371

		4,295

Transportation (1.7%)
Bristow Group, Inc., 7.500%, 09/15/17, Callable 09/15/12 @ 103.75	425	319
Expedia, Inc., 8.500%, 07/01/16, Callable 07/01/12 @ 104.25(b)	120	102

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

High Income Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Transportation—continued

Kansas City Southern de Mexico, 12.500%, 04/01/16, Callable 04/01/13 @ 106.25(b)	225	215

		636

Total Corporate Bonds		31,481

U.S. Treasury Obligations (1.6%)
U.S. Treasury Notes (1.6%)
4.000%, 06/15/09	590	595

Total U.S. Treasury Obligations		595

Short-Term Investment (17.7%)
RidgeWorth Funds Securities Lending Joint Account(e)(f)	6,554	6,554

Total Short-Term Investment		6,554

Money Market Fund (1.3%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	476,395	476

Total Money Market Fund		476

Total Investments (Cost $47,795)(g) — 115.2%		42,746
Liabilities in excess of other assets — (15.2)%		(5,642)

Net Assets — 100.0%		$37,104

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 29.9% of net assets as of March 31, 2009.

(c)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percent of
Description	Date	($)	($)	($)	Net Assets(%)
East Valley Tourist Development Authority	08/06/07	1,386	1,400	630	1.70
Local Insight Regatta Holdings, Inc.	12/19/08	155	155	36	0.10

(d)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $6,414.

(e)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

PIK	Payment in-kind

Credit Default Swap Agreements — Sell Protection

				Implied Credit
		Notional	Fixed	Spread as of	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	03/31/09(%)	Date	Value($)
North America High Yield CDX Indices, Series 11	JPMorgan	(970)	5.00	15.88	12/20/13	(303)
North America High Yield CDX Indices, Series 11	Barclays Bank PLC	(485)	5.00	15.88	12/20/13	(152)

						(455)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

At March 31, 2009, liquid assets totaling $1,323, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (1.4%)
Automobiles ABS (0.4%)
Capital One Prime Auto Receivables Trust, Ser 2006-2, Cl A4, 5.022%, 07/15/12	2,725	2,740
Honda Auto Receivables Owner Trust, Ser 2006-3, Cl A4, 5.014%, 04/15/12	1,785	1,817
USAA Auto Owner Trust, Ser 2006-4, Cl A4, 4.900%, 10/15/12	53	54

		4,611

Credit Card ABS (0.5%)
American Express Issuance Trust, Ser 2008-2, Cl A, 4.020%, 01/18/11	5,040	5,009

Home Equity ABS (0.1%)
CitiFinancial Mortgage Securities, Inc., Ser 2003-1, Cl AF5, 4.282%, 01/25/33(a)	1,258	884

Utility ABS (0.4%)
Atlantic City Electric Transition Funding LLC, Ser 2002-1, Cl A4, 5.550%, 10/20/23	1,591	1,667
CNH Equipment Trust, Ser 2008-A, Cl A4A, 5.012%, 08/15/14	1,861	1,844
Massachusetts RRB Special Purpose Trust, Ser 2005-1, Cl A4, 4.400%, 03/15/15	1,348	1,397

		4,908

Total Asset-Backed Securities		15,412

Collateralized Mortgage Obligations (2.8%)
Asset Securitization Corp., Ser 1996-MD6, Cl A7, 7.744%, 11/13/29(a)	2,407	2,640
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2001-TOP2, Cl A2, 6.480%, 02/15/35	2,473	2,483
Chase Commercial Mortgage Securities Corp., Ser 2000-3, Cl A2, 7.319%, 10/15/32	1,225	1,238
CS First Boston Mortgage Securities Corp., Ser 2001-CF2, Cl A4, 6.613%, 02/15/34	1,093	1,103
CS First Boston Mortgage Securities Corp., Ser 2002-CP5, Cl A1, 4.174%, 12/15/35	6,313	6,104
GE Capital Commercial Mortgage Corp., Ser 2000-1, Cl A2, 6.496%, 01/15/33	2,746	2,771
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A4, 4.899%, 01/10/38	1,231	1,102
GMAC Commercial Mortgage Securities, Inc., Ser 2000-C1, Cl A2, 7.724%, 03/15/33	1,871	1,884
GMAC Commercial Mortgage Securities, Inc., Ser 2001-C1, Cl A2, 6.465%, 04/15/34	2,318	2,314
JPMorgan Chase Commercial Mortgage Finance Co., Ser 2000-C10, Cl A2, 7.371%, 08/15/32	2,455	2,477
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2, 6.619%, 12/15/26	1,591	1,593
Morgan Stanley Dean Witter Capital I, Ser 2000-1345, Cl A2, 7.459%, 09/03/15(a)(b)	4,565	4,852

Total Collateralized Mortgage Obligations		30,561

Corporate Bonds (38.8%)
Advertising (0.0%)
Lamar Media Corp., 9.750%, 04/01/14(b)(c)	210	204

Aerospace/Defense (0.8%)
General Dynamics Corp., 5.250%, 02/01/14	2,101	2,241
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81	175	163

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Aerospace/Defense—continued

United Technologies Corp., 6.125%, 02/01/19	5,683	6,118

		8,522

Banks (0.7%)
Bank of America Corp., 5.375%, 09/11/12	3,145	2,905
Bank of New York Mellon, Ser G, MTN, 4.950%, 11/01/12	3,118	3,182
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13(c)	1,522	1,508

		7,595

Beverages (1.2%)
Anheuser-Busch InBev NV, 7.750%, 01/15/19(b)	4,124	4,112
Constellation Brands, Inc., Ser B, 8.125%, 01/15/12, Callable 01/15/10 @ 100(c)	220	220
Diageo Capital PLC, 5.200%, 01/30/13	1,579	1,604
PepsiCo, Inc., 7.900%, 11/01/18(c)	2,900	3,563
SABMiller PLC, 6.200%, 07/01/11(b)	3,406	3,435

		12,934

Building (0.0%)
Centex Corp., 6.500%, 05/01/16	190	146
D.R. Horton, Inc., 6.500%, 04/15/16	190	149

Pulte Homes, Inc., 5.250%, 01/15/14	175	147

		442

Building Materials (0.4%)
Lafarge SA, 6.150%, 07/15/11	1,923	1,692
Lafarge SA, 6.500%, 07/15/16	3,461	2,527

		4,219

Chemicals (0.3%)
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13	2,992	3,099
Huntsman International LLC, 11.625%, 10/15/10, Callable 10/15/09 @ 100	150	148
Mosaic Co., 7.375%, 12/01/14, Callable 12/01/10 @ 103.69(b)	150	147

		3,394

Coal (0.0%)
Peabody Energy Corp., 7.375%, 11/01/16	225	223

Commercial Services (1.0%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/09 @ 100	365	366
ERAC USA Finance Co., 5.800%, 10/15/12(b)	2,286	1,782
ERAC USA Finance Co., 5.600%, 05/01/15(b)	1,902	1,244
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44	325	197
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 06/01/09 @ 100	300	300
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/10 @ 100(c)	230	184
Veolia Environnement, 6.000%, 06/01/18(c)	3,075	2,911
Xerox Corp., 5.500%, 05/15/12(c)	1,569	1,359
Xerox Corp., 6.350%, 05/15/18	2,706	2,016

		10,359

Computers (1.0%)
Hewlett-Packard Co., 4.500%, 03/01/13	1,473	1,515
IBM Corp., 7.625%, 10/15/18(c)	7,604	8,723

		10,238

Consumer Staples (1.6%)
Del Monte Corp., 8.625%, 12/15/12, Callable 12/15/09 @ 101.44	200	201
Kellogg Co., 4.250%, 03/06/13	2,233	2,264
Kimberly-Clark Corp., 7.500%, 11/01/18(c)	1,277	1,509
Kraft Foods, Inc., 6.125%, 08/23/18(c)	2,812	2,819
Kroger Co. (The), 7.500%, 01/15/14	1,699	1,885

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Staples—continued

Procter & Gamble Co., 4.600%, 01/15/14	4,746	5,023
Smithfield Foods, Inc., 7.750%, 07/01/17	65	40
Smithfield Foods, Inc., Ser B, 7.750%, 05/15/13	300	201
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	310	298
Tyson Foods, Inc., 10.500%, 03/01/14(b)(c)	150	153
Walgreen Co., 4.875%, 08/01/13	2,328	2,467

		16,860

Diversified Financial Services (8.4%)
ABX Financing Co., 5.750%, 10/15/16(b)	1,760	1,701
AIG SunAmerica Global Financing VI, 6.300%, 05/10/11(b)	3,395	2,588
BP Capital Markets PLC, 5.250%, 11/07/13	6,999	7,491
CME Group, Inc., 5.400%, 08/01/13	3,214	3,260
CME Group, Inc., 5.750%, 02/15/14	3,027	3,120
Credit Suisse (USA), Inc., 6.125%, 11/15/11	2,886	2,939
Credit Suisse (USA), Inc., 6.500%, 01/15/12	1,504	1,537
Fresenius US Finance II, Inc., 9.000%, 07/15/15(b)	150	156
Fund American Cos., Inc., 5.875%, 05/15/13	3,259	2,502
General Electric Capital Corp., Ser A, 5.450%, 01/15/13(c)	6,027	5,804
Goldman Sachs Group, Inc., 6.150%, 04/01/18	5,629	5,142
Goldman Sachs Group, Inc., 7.500%, 02/15/19(c)	2,125	2,120
International Lease Finance Corp., 6.375%, 03/25/13	3,456	1,910
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	1,417	756
International Lease Finance Corp., Ser R, 5.625%, 09/15/10	1,971	1,455
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	595	333
Jefferies Group, Inc., 5.875%, 06/08/14	2,896	2,301
JPMorgan Chase & Co., 6.000%, 01/15/18(c)	6,083	6,144
Lazard Group LLC, 7.125%, 05/15/15(c)	3,760	3,124
Level 3 Financing, Inc., 12.250%, 03/15/13, Callable 03/15/10 @ 106.13(c)	213	160
Merrill Lynch & Co., Inc., MTN, 6.150%, 04/25/13	94	79
Merrill Lynch & Co., Inc., Ser C, MTN, 6.050%, 08/15/12	3,317	2,846
Morgan Stanley, Ser F, MTN, 6.625%, 04/01/18(c)	5,270	5,025
Northern Trust Co., 5.200%, 11/09/12	3,566	3,627
NYSE Euronext, 4.800%, 06/28/13	3,649	3,645
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	5,523	4,953
Rio Tinto Finance (USA) Ltd., 6.500%, 07/15/18	4,219	3,692
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/09 @ 104.56	365	318
TIAA Global Markets, 5.125%, 10/10/12(b)(c)	3,575	3,539
Woodside Finance Ltd., 8.750%, 03/01/19(b)	7,590	7,473

		89,740

Diversified Minerals (0.3%)
BHP Billiton Finance USA Ltd., 6.500%, 04/01/19	2,686	2,721
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	375	315

		3,036

Diversified Operations (0.6%)
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19(c)	435	407
Illinois Tool Works, Inc., 6.250%, 04/01/19(b)	5,208	5,250

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Operations—continued

Leucadia National Corp., 8.125%, 09/15/15	300	237

		5,894

Electric (3.9%)
AES Corp. (The), 7.750%, 03/01/14(c)	300	268
AES Corp. (The), 9.750%, 04/15/16(b)	265	249
AES Corp. (The), 8.000%, 10/15/17(c)	375	322
Alabama Power Co., 5.800%, 11/15/13	3,301	3,545
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	160	127
CenterPoint Energy, Inc., Ser A-4, 5.170%, 08/01/19	1,799	1,881
CMS Energy Corp., 6.300%, 02/01/12	475	450
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	1,144	1,314
E.ON International Finance B.V., 5.800%, 04/30/18(b)	6,905	6,792
Edison Mission Energy, 7.500%, 06/15/13	350	276
Enel Finance International, 5.700%, 01/15/13(b)(c)	6,885	6,959
Energy Future Holdings Corp., 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(c)	850	548
Exelon Generation Co. LLC, 6.200%, 10/01/17	3,317	2,966
Georgia Power Co., 6.000%, 11/01/13	1,691	1,833
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38(b)	150	145
MidAmerican Energy Holdings Co., Ser D, 5.000%, 02/15/14	4,660	4,664
Mirant North America LLC, 7.375%, 12/31/13, Callable 12/31/09 @ 103.69	985	891
Nevada Power Co., Ser L, 5.875%, 01/15/15	670	635
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69(c)	960	893
Oncor Electric Delivery Co., 6.375%, 01/15/15	2,152	2,110
Pacific Gas & Electric Co., 8.250%, 10/15/18	810	955
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	595	547
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	253	232
Southern California Edison Co., 5.750%, 03/15/14	3,322	3,592

		42,194

Electronics (0.0%)
Flextronics International Ltd., 6.500%, 05/15/13, Callable 05/15/09 @ 102.17(c)	175	156
Jabil Circuit, Inc., 8.250%, 03/15/18	200	149

		305

Entertainment (0.1%)
Echostar DBS Corp., 6.625%, 10/01/14	520	465
Videotron Ltee, 6.875%, 01/15/14, Callable 01/15/10 @ 102.29	300	284

		749

Forest Products & Paper (0.1%)
Georgia-Pacific LLC, 8.125%, 05/15/11(c)	510	507

Health Care (0.6%)
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(c)	445	441
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(c)	895	846
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56(c)	375	352
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63(c)	500	455
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)(c)	105	99
Pfizer, Inc., 6.200%, 03/15/19	3,918	4,175

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Tenet Healthcare Corp., 7.375%, 02/01/13	485	386

		6,754

Industrials (0.1%)
Ingersoll-Rand Global Holding Co. Ltd., 9.500%, 04/15/14	130	130
L-3 Communications Holdings, Inc., 7.625%, 06/15/12, Callable 06/15/09 @ 101.27	380	381

		511

Insurance (0.4%)
Berkshire Hathaway, Inc., 4.600%, 05/15/13(c)	3,506	3,554
MetLife, Inc., Ser A, 6.817%, 08/15/18(c)	1,246	1,070

		4,624

Lodging (0.0%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31(c)	300	226

Machinery Diversified (0.0%)
Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104	400	324

Materials (0.1%)
Nucor Corp., 5.850%, 06/01/18	633	632
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	355	243

		875

Media (1.5%)
CSC Holdings, Inc., 8.500%, 04/15/14(b)	610	601
DirecTV Holdings LLC, 7.625%, 05/15/16, Callable 05/15/12 @ 103.81(c)	585	573
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	375	379
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25(c)	495	445
News America Holdings, Inc., 9.250%, 02/01/13	2,391	2,537
Thomson Reuters Corp., 5.950%, 07/15/13(c)	798	779
Time Warner Cable, Inc., 8.250%, 02/14/14	3,440	3,596
Time Warner Cable, Inc., 5.850%, 05/01/17	5,954	5,338
Time Warner Cable, Inc., 8.250%, 04/01/19	125	128
Time Warner, Inc., 5.500%, 11/15/11	1,306	1,289
Viacom, Inc., 6.125%, 10/05/17	766	652

		16,317

Metals (0.4%)
ArcelorMittal, 6.125%, 06/01/18(c)	3,705	2,680
Barrick Gold Corp., 6.950%, 04/01/19(c)	1,399	1,405
Crown Americas, Inc., 7.750%, 11/15/15, Callable 11/15/10 @ 103.88	145	146

		4,231

Miscellaneous Manufacturer (1.0%)
General Electric Co., 5.000%, 02/01/13(c)	3,085	3,085
General Electric Co., 5.250%, 12/06/17(c)	1,870	1,729
Siemens Financierings NV, 5.750%, 10/17/16(b)	2,570	2,604
Wesfarmers Ltd., 6.998%, 04/10/13(b)	3,603	3,416

		10,834

Oil & Gas (2.8%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	1,714	1,702
Cameron International Corp., 6.375%, 07/15/18	1,215	1,056
Chesapeake Energy Corp., 9.500%, 02/15/15(c)	690	671
Enterprise Products Operating LP, Ser B, 5.600%, 10/15/14	3,418	3,160
Forest Oil Corp., 8.500%, 02/15/14(b)	325	301
Halliburton Co., 6.150%, 09/15/19(c)	2,540	2,581
Newfield Exploration Co., 7.125%, 05/15/18, Callable 05/15/13 @ 103.56	175	155

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	350	336
Pioneer Natural Resources Co., 6.650%, 03/15/17	200	152
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	200	162
Praxair, Inc., 4.625%, 03/30/15	4,265	4,427
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	425	392
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(b)	300	220
Smith International, Inc., 9.750%, 03/15/19	7,666	8,008
Sunoco, Inc., 9.625%, 04/15/15	490	504
Tesoro Corp., 6.625%, 11/01/15, Callable 11/01/10 @ 103.31	195	154
Transocean, Inc., 6.000%, 03/15/18	2,990	2,817
Weatherford International Ltd., 4.950%, 10/15/13	535	471
Weatherford International Ltd., 9.625%, 03/01/19	2,507	2,593

		29,862

Packaging & Containers (0.0%)
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/09 @ 103.17	225	161
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63	210	209

		370

Pharmaceuticals (3.6%)
Abbott Laboratories, 5.600%, 11/30/17(c)	4,824	5,098
Astrazeneca PLC, 5.900%, 09/15/17(c)	7,948	8,416
Covidien International Finance SA, 6.000%, 10/15/17	2,858	2,899
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	3,847	3,946
Novartis Securities Investment Ltd., 5.125%, 02/10/19	2,278	2,313
Roche Holdings, Inc., 6.000%, 03/01/19(b)	10,785	11,100
Schering-Plough, 6.000%, 09/15/17	4,142	4,270
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	823	857

		38,899

Pipelines (1.8%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	2,503	2,563
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	185	156
Dynegy Holdings, Inc., 7.500%, 06/01/15	450	307
El Paso Corp., 7.875%, 06/15/12(c)	400	381
El Paso Corp., MTN, 8.250%, 02/15/16	425	397
El Paso Natural Gas, 5.950%, 04/15/17	590	518
Energy Transfer Partners, 6.700%, 07/01/18	4,889	4,425
Energy Transfer Partners, 9.700%, 03/15/19(c)	150	159
Kinder Morgan Energy Partners, 9.000%, 02/01/19	135	144
Knight, Inc., 6.500%, 09/01/12	355	331
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	440	307
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	2,597	2,551
Southern Natural Gas Co., 5.900%, 04/01/17(b)	495	432
TransCanada Pipelines Ltd., 7.125%, 01/15/19(c)	2,811	2,933
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	888	832
Williams Cos., Inc., 8.750%, 01/15/20(b)	2,324	2,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Williams Partners LP, 7.250%, 02/01/17	250	213

		18,962

Real Estate (0.0%)
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/10 @ 101.78(c)	390	310

REITs (0.0%)
Host Marriott LP, 7.125%, 11/01/13, Callable 11/01/09 @ 102.38(c)	275	222
Omega Healthcare Investors, Inc., 7.000%, 04/01/14, Callable 04/01/09 @ 103.50	175	161

		383

Retail (1.2%)
Tesco PLC, 5.500%, 11/15/17(b)(c)	3,306	3,254
Wal-Mart Stores, Inc., 5.800%, 02/15/18(c)	8,582	9,382

		12,636

Semiconductors (0.0%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	80	62

Software (0.5%)
Intuit, Inc., 5.750%, 03/15/17	658	573
Oracle Corp., 5.750%, 04/15/18	4,095	4,274

		4,847

Telecommunication Services (3.2%)
AT&T, Inc., 4.950%, 01/15/13	3,008	3,051
AT&T, Inc., 5.100%, 09/15/14	3,036	3,046
Cisco Systems, Inc., 5.500%, 02/22/16	3,143	3,326
Citizens Communications Co., 9.250%, 05/15/11	375	381
Comcast Corp., 4.950%, 06/15/16	1,606	1,457
Cricket Communications, Inc., 9.375%, 11/01/14, Callable 11/01/10 @ 104.69	175	167
Crown Castle International Corp., 9.000%, 01/15/15, Callable 01/15/13 @ 105.62(c)	150	150
Inmarsat Finance II PLC, 10.375%, 11/15/12, Callable 11/15/09 @ 103.46	400	410
Intelsat Subsidiary Holding Co., Ltd., 8.500%, 01/15/13, Callable 01/15/10@ 102.13(b)	625	589
MetroPCS Wireless, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63(b)	325	314
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(b)	175	164
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.38	400	378
Qwest Communications International, Inc., 7.250%, 02/15/11, Callable 02/15/10 @ 100	615	593
Rogers Wireless, Inc., 7.500%, 03/15/15	1,464	1,517
Sprint Capital Corp., 7.625%, 01/30/11(c)	760	703
Sprint Nextel Corp., 6.000%, 12/01/16	80	57
Verizon Communications, Inc., 5.250%, 04/15/13	2,581	2,635
Verizon Communications, Inc., 5.550%, 02/15/16	1,542	1,517
Verizon Communications, Inc., 8.750%, 11/01/18	5,065	5,795
Verizon Wireless Capital LLC, 5.550%, 02/01/14(b)	3,472	3,475
Vodafone Group PLC, 5.500%, 06/15/11(c)	4,148	4,295
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(b)	300	297
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	460	452

		34,769

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Transportation (1.2%)
Expedia, Inc., 8.500%, 07/01/16, Callable 07/01/12 @ 104.25(b)	100	85
Kansas City Southern de Mexico, 12.500%, 04/01/16, Callable 04/01/13 @ 106.25(b)	195	186
Paccar, Inc., 6.375%, 02/15/12	3,550	3,679
Union Pacific Corp., 7.875%, 01/15/19(c)	7,849	8,656

		12,606

Total Corporate Bonds		415,817

U.S. Government Agency Mortgages (19.4%)
Fannie Mae (6.8%)
5.725%, 03/01/12	200	212
6.260%, 05/01/12	297	319
6.000%, 02/01/23	9,496	9,953
4.500%, 01/01/24	1,886	1,944
5.000%, 12/01/24	15,638	16,172
5.000%, 07/01/28	7,422	7,692
5.000%, 05/01/38	35,452	36,622

		72,914

Freddie Mac (12.5%)
5.500%, 10/01/22	28,954	30,228
5.500%, 01/01/24	40,762	42,546
5.000%, 02/01/24	19,496	20,236
5.000%, 02/01/24	39,772	41,285

		134,295

Ginnie Mae (0.1%)
4.449%, 03/16/25	273	277
4.811%, 05/16/27	361	370
5.381%, 02/16/31(a)	400	426
5.260%, 03/16/37(a)	400	422

		1,495

Total U.S. Government Agency Mortgages		208,704

U.S. Treasury Obligations (32.3%)
U.S. Treasury Notes (32.3%)
4.375%, 12/15/10(c)	5,302	5,632
4.875%, 04/30/11(c)	94,084	101,956
1.375%, 03/15/12	18,720	18,850
3.125%, 09/30/13(c)	168,130	180,057
4.000%, 08/15/18	17,107	19,010
3.750%, 11/15/18	19,604	21,370

Total U.S. Treasury Obligations		346,875

Short-Term Investment (11.6%)
RidgeWorth Funds Securities Lending Joint Account(d)(e)	124,942	124,942

Total Short-Term Investment		124,942

Money Market Fund (5.1%)
RidgeWorth Institutional Cash Management Money Market Fund(e)	54,945,063	54,945

Total Money Market Fund		54,945

Total Investments (Cost $1,188,701)(f) — 111.4%		1,197,256
Liabilities in excess of other assets — (11.4)%		(122,593)

Net Assets — 100.0%		$1,074,663

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.8% of net assets as of March 31, 2009.

(c)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $122,320.

(d)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

REIT	Real Estate Investment Trust

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — continued

Credit Default Swap Agreements — Buy Protection

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)
Emerging Markets CDX Indices, Series 11	Barclays Bank PLC	9,640	5.00	06/20/14	504
Emerging Markets CDX Indices, Series 11	JPMorgan	10,325	5.00	06/20/14	539
Emerging Markets CDX Indices, Series 11	Barclays Bank PLC	11,035	5.00	06/20/14	577

					1,620

Interest Rate Swaps

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)

Fixed 10-Year New Zealand, the Fund receives fixed 5.65%, pays 3 month new Zealand Bank Bill Mid (New Zealand)	UBS AG	650	5.65	03/30/19	(4)
Fixed 26X1 TIIE, the Fund receives fixed 6.68%, pays 28 day TIIE (Mexico)	JPMorgan	5,763	6.68	03/29/11	23
Fixed DI 01/02/12, the Fund receives fixed 10.57%, pays CETIP Interbank Dep Rate (Brazil)	Barclays Bank PLC	3,729	10.57	01/02/12	(16)

					3

At March 31, 2009, liquid assets totaling $32,128, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

At March 31, 2009, the Fund’s foreign currency contracts were as follows:

		Contract Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	04/09/09	482	342	335	7
Australian Dollar	04/22/09	687	440	476	(36)
Australian Dollar	06/03/09	12,646	8,100	8,750	(649)
Australian Dollar	04/22/09	756	485	524	(39)
Australian Dollar	06/09/09	3,210	2,060	2,221	(161)
Australian Dollar	06/09/09	203	130	140	(10)
Australian Dollar	06/09/09	6,031	3,864	4,173	(309)
Australian Dollar	06/09/09	382	245	264	(19)
Australian Dollar	06/12/09	5,433	3,507	3,758	(251)
Australian Dollar	06/12/09	5,433	3,509	3,758	(249)
Australian Dollar	06/12/09	759	487	525	(38)
Australian Dollar	06/12/09	759	490	525	(35)
Australian Dollar	06/16/09	12,512	8,222	8,653	(431)
Australian Dollar	06/16/09	380	249	262	(13)
Australian Dollar	06/23/09	717	489	496	(7)
Australian Dollar	06/23/09	11,556	7,889	7,989	(100)
Australian Dollar	06/23/09	1,433	978	991	(13)
Australian Dollar	06/25/09	715	495	494	1
Australian Dollar	06/29/09	1,425	993	985	8
Brazilian Real	06/22/09	2,279	989	963	26
British Pound	04/20/09	307	453	440	13
British Pound	06/16/09	178	249	255	(6)
British Pound	06/16/09	178	249	255	(6)
Euro	05/04/09	284	362	378	(16)
Euro	06/22/09	363	493	482	11
Euro	06/30/09	5,998	8,110	7,969	140
Euro	06/30/09	370	500	491	9
Euro	05/04/09	285	364	378	(14)
Euro	07/02/09	188	250	250	—
Israel Shekel	05/19/09	1,993	480	473	7
Japanese Yen	04/08/09	81,137	865	820	45
Japanese Yen	05/18/09	42,178	470	426	44
Mexican Nuevo Peso	06/12/09	7,631	488	533	(45)
Norwegian Krone	06/24/09	3,159	493	469	24
Polish Zloty	05/13/09	1,673	470	481	(11)
Polish Zloty	05/20/09	1,858	480	534	(54)
Polish Zloty	05/26/09	872	240	251	(11)
Polish Zloty	05/26/09	880	240	253	(13)
Turkish Lira	04/16/09	744	445	447	(2)
Turkish Lira	04/27/09	753	450	451	(1)
Turkish Lira	05/13/09	803	470	479	(9)
Turkish Lira	05/20/09	836	480	497	(17)
Turkish Lira	06/24/09	847	495	500	(5)

Total Short Contracts			$61,559	$63,794	$(2,235)

Long:
Australian Dollar	04/09/09	482	345	335	(10)
Australian Dollar	04/22/09	687	450	476	26
Australian Dollar	04/22/09	756	480	524	44
Australian Dollar	06/03/09	12,646	8,030	8,751	721
Australian Dollar	06/09/09	6,031	3,828	4,173	345
Australian Dollar	06/09/09	382	242	264	22
Australian Dollar	06/09/09	3,210	2,044	2,221	177

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Intermediate Bond Fund — concluded

		Contract Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Australian Dollar	06/09/09	203	129	140	11
Australian Dollar	06/12/09	10,866	6,980	7,516	536
Australian Dollar	06/12/09	1,518	975	1,050	75
Australian Dollar	06/16/09	12,512	8,075	8,653	578
Australian Dollar	06/16/09	380	245	263	18
Australian Dollar	06/23/09	11,556	7,900	7,989	89
Australian Dollar	06/23/09	717	490	496	6
Australian Dollar	06/23/09	1,433	985	991	6
Australian Dollar	06/25/09	715	500	494	(6)
Australian Dollar	06/29/09	1,425	995	985	(10)
Brazilian Real	06/22/09	2,279	980	964	(16)
British Pound	04/20/09	307	445	440	(5)
British Pound	06/16/09	356	490	510	20
Euro	05/04/09	285	365	378	13
Euro	05/04/09	284	365	378	13
Euro	06/22/09	363	490	482	(8)
Euro	06/30/09	2,999	3,997	3,985	(12)
Euro	06/30/09	2,999	3,994	3,985	(9)
Euro	06/30/09	185	246	245	(1)
Euro	06/30/09	185	246	246	—
Israel Shekel	05/19/09	976	234	232	(2)
Israel Shekel	05/19/09	1,017	242	241	(1)
Japanese Yen	04/08/09	81,137	877	820	(57)
Japanese Yen	05/18/09	20,192	209	204	(5)
Japanese Yen	05/18/09	21,986	226	222	(4)
Mexican Nuevo Peso	06/12/09	7,631	490	532	42
Norwegian Krone	06/24/09	3,159	495	469	(26)
Polish Zloty	05/13/09	1,673	439	481	42
Polish Zloty	05/20/09	1,858	498	534	36
Polish Zloty	05/26/09	872	238	251	13
Polish Zloty	05/26/09	880	239	253	14
Turkish Lira	04/16/09	744	436	447	11
Turkish Lira	04/27/09	753	451	451	—
Turkish Lira	05/13/09	803	464	479	15
Turkish Lira	05/20/09	409	237	244	7
Turkish Lira	05/20/09	427	247	254	7
Turkish Lira	06/24/09	847	501	500	(1)

Total Long Contracts			$60,834	$63,548	$2,714

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (1.8%)
Automobiles ABS (0.6%)
Capital One Prime Auto Receivables Trust, Ser 2006-2, Cl A4, 5.022%, 07/15/12	1,271	1,278
Honda Auto Receivables Owner Trust, Ser 2006-3, Cl A4, 5.014%, 04/15/12	1,210	1,232

		2,510

Credit Card ABS (0.6%)
American Express Issuance Trust, Ser 2008-2, Cl A, 4.020%, 01/18/11	2,428	2,412

Home Equity ABS (0.1%)
CitiFinancial Mortgage Securities, Inc., Ser 2003-1, Cl AF5, 4.282%, 01/25/33(a)	872	613

Utility ABS (0.5%)
Atlantic City Electric Transition Funding LLC, Ser 2002-1, Cl A4, 5.550%, 10/20/23	659	691
CNH Equipment Trust, Ser 2008-A, Cl A4A, 5.012%, 08/15/14	865	857
Massachusetts RRB Special Purpose Trust, Ser 2005-1, Cl A4, 4.400%, 03/15/15	627	650

		2,198

Total Asset-Backed Securities		7,733

Collateralized Mortgage Obligations (3.0%)
Asset Securitization Corp., Ser 1996-MD6, Cl A7, 7.744%, 11/13/29(a)	1,168	1,281
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2001-TOP2, Cl A2, 6.480%, 02/15/35	1,098	1,103
Chase Commercial Mortgage Securities Corp., Ser 2000-3, Cl A2, 7.319%, 10/15/32	907	917
CS First Boston Mortgage Securities Corp., Ser 2001-CF2, Cl A4, 6.613%, 02/15/34	733	740
GE Capital Commercial Mortgage Corp., Ser 2000-1, Cl A2, 6.496%, 01/15/33	2,033	2,051
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A4, 4.899%, 01/10/38	593	531
GMAC Commercial Mortgage Securities, Inc., Ser 2001-C1, Cl A2, 6.465%, 04/15/34	982	981
JPMorgan Chase Commercial Mortgage Finance Co., Ser 2000-C10, Cl A2, 7.371%, 08/15/32	1,731	1,746
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2, 6.619%, 12/15/26	1,131	1,132
Morgan Stanley Dean Witter Capital I, Ser 2000-1345, Cl A2, 7.459%, 09/03/15(b)(a)	2,026	2,153

Total Collateralized Mortgage Obligations		12,635

Corporate Bonds (50.1%)
Advertising (0.0%)
Lamar Media Corp., 9.750%, 04/01/14(b)(c)	90	88

Aerospace/Defense (1.4%)
Boeing Co. (The), 5.125%, 02/15/13(c)	1,419	1,461
General Dynamics Corp., 5.250%, 02/01/14(c)	1,093	1,166
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81	75	70
United Technologies Corp., 6.125%, 02/01/19	2,956	3,182

		5,879

Banks (0.9%)
Bank of America Corp., 5.375%, 09/11/12	1,020	942
Bank of New York Mellon, Ser G, MTN, 4.950%, 11/01/12	1,848	1,886
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13(c)	814	807

		3,635

Beverages (1.4%)
Anheuser-Busch InBev NV, 8.200%, 01/15/39(b)	1,249	1,226
Constellation Brands, Inc., Ser B, 8.125%, 01/15/12, Callable 01/15/10 @ 100(c)	95	95
Diageo Capital PLC, 5.200%, 01/30/13	943	958
PepsiCo, Inc., 7.900%, 11/01/18(c)	1,438	1,767

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Beverages—continued

SABMiller PLC, 6.200%, 07/01/11(b)	1,853	1,868

		5,914

Building (0.0%)
Centex Corp., 6.500%, 05/01/16	80	61
D.R. Horton, Inc., 6.500%, 04/15/16	80	63
Pulte Homes, Inc., 5.250%, 01/15/14	75	63

		187

Building Materials (0.5%)
Lafarge SA, 6.150%, 07/15/11	993	874
Lafarge SA, 7.125%, 07/15/36	1,325	768
Martin Marietta Materials, Inc., 6.250%, 05/01/37	836	539

		2,181

Chemicals (0.7%)
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13(c)	1,537	1,592
Huntsman International LLC, 11.625%, 10/15/10, Callable 10/15/09 @ 100	65	64
Mosaic Co., 7.375%, 12/01/14, Callable 12/01/10 @ 103.69(b)	65	64
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36	1,363	1,227

		2,947

Coal (0.0%)
Peabody Energy Corp., 7.375%, 11/01/16	95	94

Commercial Services (1.3%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/09 @ 100	155	155
ERAC USA Finance Co., 5.800%, 10/15/12(b)	1,225	955
ERAC USA Finance Co., 5.600%, 05/01/15(b)	1,148	751
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44	140	85
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 06/01/09 @ 100	130	130
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/10 @ 100	100	80
Veolia Environnement, 6.000%, 06/01/18(c)	1,582	1,498
Xerox Corp., 5.500%, 05/15/12	908	786
Xerox Corp., 6.350%, 05/15/18	1,417	1,056

		5,496

Computers (1.2%)
Hewlett-Packard Co., 4.500%, 03/01/13(c)	804	827
IBM Corp., 7.625%, 10/15/18	3,740	4,290

		5,117

Consumer Staples (2.0%)
Del Monte Corp., 8.625%, 12/15/12, Callable 12/15/09 @ 101.44	85	85
Kellogg Co., 4.250%, 03/06/13	1,190	1,207
Kimberly-Clark Corp., 7.500%, 11/01/18(c)	629	743
Kraft Foods, Inc., 6.125%, 08/23/18(c)	1,440	1,443
Kroger Co. (The), 7.500%, 01/15/14(c)	831	922
Procter & Gamble Co., 4.600%, 01/15/14(c)	2,468	2,612
Smithfield Foods, Inc., 7.750%, 07/01/17	25	16
Smithfield Foods, Inc., Ser B, 7.750%, 05/15/13	130	87
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	135	130
Tyson Foods, Inc., 10.500%, 03/01/14(b)(c)	65	66
Walgreen Co., 4.875%, 08/01/13	1,200	1,272

		8,583

Diversified Financial Services (10.1%)
ABX Financing Co., 6.350%, 10/15/36(b)	873	733
AIG SunAmerica Global Financing VI, 6.300%, 05/10/11(b)	1,708	1,302
BP Capital Markets PLC, 5.250%, 11/07/13(c)	3,453	3,696
CME Group, Inc., 5.400%, 08/01/13(c)	1,648	1,672
CME Group, Inc., 5.750%, 02/15/14	1,478	1,523
Credit Suisse (USA), Inc., 6.125%, 11/15/11	1,320	1,344
Credit Suisse (USA), Inc., 6.500%, 01/15/12	692	707

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Fresenius US Finance II, Inc., 9.000%, 07/15/15(b)	65	68
Fund American Cos., Inc., 5.875%, 05/15/13	2,245	1,724
General Electric Capital Corp., Ser A, 5.450%, 01/15/13(c)	1,563	1,505
Goldman Sachs Group, Inc., 6.150%, 04/01/18	3,103	2,834
Goldman Sachs Group, Inc., 7.500%, 02/15/19(c)	1,061	1,059
HSBC Holdings PLC, 7.625%, 05/17/32	774	637
International Lease Finance Corp., 6.375%, 03/25/13	1,732	957
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	679	362
International Lease Finance Corp., Ser R, 5.625%, 09/15/10	1,377	1,017
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	456	255
JPMorgan Chase & Co., 6.000%, 01/15/18(c)	3,353	3,387
Lazard Group LLC, 7.125%, 05/15/15	2,326	1,933
Level 3 Financing, Inc., 12.250%, 03/15/13, Callable 03/15/10 @ 106.13(c)	91	68
Merrill Lynch & Co., Inc., MTN, 6.150%, 04/25/13	2,137	1,796
Merrill Lynch & Co., Inc., Ser C, MTN, 6.050%, 08/15/12	809	694
Morgan Stanley, Ser F, MTN, 6.625%, 04/01/18	2,175	2,074
Northern Trust Co., 5.200%, 11/09/12	2,158	2,195
NYSE Euronext, 4.800%, 06/28/13	1,863	1,861
Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	1,101	987
Rio Tinto Finance (USA) Ltd., 7.125%, 07/15/28	1,873	1,538
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/09 @ 104.56	155	135
TIAA Global Markets, 5.125%, 10/10/12(b)	1,515	1,500
Woodside Finance Ltd., 8.750%, 03/01/19(b)(c)	3,558	3,503

		43,066

Diversified Minerals (0.3%)
BHP Billiton Finance USA Ltd., 6.500%, 04/01/19	1,202	1,218
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	160	134

		1,352

Diversified Operations (0.6%)
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19(c)	185	173
Illinois Tool Works, Inc., 6.250%, 04/01/19(b)	2,320	2,339
Leucadia National Corp., 8.125%, 09/15/15	130	103

		2,615

Electric (5.4%)
AES Corp. (The), 7.750%, 03/01/14	125	112
AES Corp. (The), 9.750%, 04/15/16(b)	110	103
AES Corp. (The), 8.000%, 10/15/17(c)	160	137
Alabama Power Co., 5.800%, 11/15/13	1,594	1,712
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	70	55
CenterPoint Energy, Inc., Ser A-4, 5.170%, 08/01/19	1,353	1,415
CMS Energy Corp., 6.300%, 02/01/12	205	194
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18	561	644
E.ON International Finance B.V., 5.800%, 04/30/18(b)	3,659	3,599
Edison Mission Energy, 7.500%, 06/15/13	150	118
Enel Finance International, 6.800%, 09/15/37(b)	1,497	1,230
Energy Future Holdings Corp., 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(c)	360	232
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,441	1,288
Georgia Power Co., 6.000%, 11/01/13	815	883

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38(b)	65	63
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,303	1,156
Mirant North America LLC, 7.375%, 12/31/13, Callable 12/31/09 @ 103.69	415	376
Nevada Power Co., Ser L, 5.875%, 01/15/15	456	432
Nevada Power Co., Ser R, 6.750%, 07/01/37(c)	974	822
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69	410	381
Oncor Electric Delivery Co., 7.000%, 05/01/32	856	769
Pacific Gas & Electric Co., 8.250%, 10/15/18	403	475
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,411	1,381
Public Service Colorado, Ser 17, 6.250%, 09/01/37(c)	780	810
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	255	235
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	105	97
Southern California Edison Co., 5.750%, 03/15/14	1,664	1,799
Virginia Electric & Power Co., 8.875%, 11/15/38(c)	1,379	1,686
Wisconsin Power & Light Co., 6.375%, 08/15/37	793	773

		22,977

Electronics (0.0%)
Flextronics International Ltd., 6.500%, 05/15/13, Callable 05/15/09 @ 102.17	75	67
Jabil Circuit, Inc., 8.250%, 03/15/18	85	63

		130

Entertainment (0.1%)
Echostar DBS Corp., 6.625%, 10/01/14	220	197
Videotron Ltee, 6.875%, 01/15/14, Callable 01/15/10 @ 102.29	130	123

		320

Forest Products & Paper (0.1%)
Georgia-Pacific LLC, 8.125%, 05/15/11(c)	220	219

Health Care (0.7%)
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(c)	190	188
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(c)	380	359
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56(c)	160	150
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63(c)	215	196
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)(c)	40	38
Pfizer, Inc., 6.200%, 03/15/19	1,765	1,881
Tenet Healthcare Corp., 7.375%, 02/01/13	210	167

		2,979

Industrials (0.1%)
Ingersoll-Rand Global Holding Co. Ltd., 9.500%, 04/15/14	55	55
L-3 Communications Holdings, Inc., 7.625%, 06/15/12, Callable 06/15/09 @ 101.27	165	165

		220

Insurance (0.6%)
Berkshire Hathaway, Inc., 4.600%, 05/15/13(c)	1,800	1,825
MetLife, Inc., Ser A, 6.817%, 08/15/18(c)	649	557

		2,382

Lodging (0.0%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31(c)	130	98

Machinery Diversified (0.0%)
Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104	170	138

Materials (0.1%)
Nucor Corp., 5.850%, 06/01/18	321	321
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	155	106

		427

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media (1.8%)
CSC Holdings, Inc., 8.500%, 04/15/14(b)	260	256
DirecTV Holdings LLC, 7.625%, 05/15/16, Callable 05/15/12 @ 103.81(c)	250	245
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	160	162
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	210	189
News America Holdings, Inc., 6.200%, 12/15/34(c)	679	488
Thomson Reuters Corp., 5.950%, 07/15/13(c)	403	394
Time Warner Cable, Inc., 8.250%, 02/14/14	1,690	1,767
Time Warner Cable, Inc., 5.850%, 05/01/17(c)	3,560	3,191
Time Warner Cable, Inc., 8.250%, 04/01/19	55	56
Time Warner, Inc., 6.500%, 11/15/36(c)	840	691
Viacom, Inc., 6.125%, 10/05/17	325	277

		7,716

Metals (0.5%)
ArcelorMittal, 6.125%, 06/01/18	1,895	1,371
Barrick Gold Corp., 6.950%, 04/01/19(c)	627	630
Crown Americas, Inc., 7.750%, 11/15/15, Callable 11/15/10 @ 103.88	60	60

		2,061

Miscellaneous Manufacturer (1.8%)
General Electric Co., 5.000%, 02/01/13	3,672	3,672
General Electric Co., 5.250%, 12/06/17	1,107	1,024
Siemens Financierings NV, 6.125%, 08/17/26(b)(c)	1,006	990
Wesfarmers Ltd., 6.998%, 04/10/13(b)(c)	1,917	1,818

		7,504

Oil & Gas (4.5%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	967	960
Apache Corp., 6.000%, 01/15/37	823	794
Cameron International Corp., 6.375%, 07/15/18	615	534
Chesapeake Energy Corp., 9.500%, 02/15/15(c)	295	287
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35(c)	993	727
Forest Oil Corp., 8.500%, 02/15/14(b)	140	130
Halliburton Co., 6.150%, 09/15/19(c)	1,155	1,174
Newfield Exploration Co., 7.125%, 05/15/18, Callable 05/15/13 @ 103.56	75	66
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	150	144
Pioneer Natural Resources Co., 6.650%, 03/15/17	85	65
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	85	69
Praxair, Inc., 4.625%, 03/30/15(c)	2,311	2,399
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	180	166
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(b)	130	96
Shell International Finance BV, 6.375%, 12/15/38	4,002	4,214
Smith International, Inc., 9.750%, 03/15/19	3,080	3,217
Sunoco, Inc., 9.625%, 04/15/15	210	216
Tesoro Corp., 6.625%, 11/01/15, Callable 11/01/10 @ 103.31	80	63
Transocean, Inc., 6.000%, 03/15/18	599	564
Transocean, Inc., 6.800%, 03/15/38(c)	1,284	1,128
Weatherford International Ltd., 9.625%, 03/01/19	1,280	1,324
Weatherford International, Ltd., 6.500%, 08/01/36	916	645

		18,982

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Packaging & Containers (0.0%)
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/09 @ 103.17	95	68
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63	90	90

		158

Pharmaceuticals (3.5%)
Abbott Laboratories, 5.600%, 11/30/17(c)	2,955	3,123
AstraZeneca PLC, 6.450%, 09/15/37	2,430	2,520
Covidien International Finance SA, 6.000%, 10/15/17	1,760	1,785
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,975	2,026
Novartis Securities Investment Ltd., 5.125%, 02/10/19	1,112	1,129
Roche Holdings, Inc., 7.000%, 03/01/39(b)(c)	2,601	2,722
Schering-Plough Corp., 6.550%, 09/15/37	1,184	1,204
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	613	565

		15,074

Pipelines (2.4%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,191	1,219
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	80	68
Dynegy Holdings, Inc., 7.500%, 06/01/15	190	130
El Paso Corp., 7.875%, 06/15/12(c)	170	162
El Paso Corp., MTN, 8.250%, 02/15/16	180	168
El Paso Natural Gas, 5.950%, 04/15/17	650	571
Energy Transfer Partners, 9.700%, 03/15/19(c)	65	69
Energy Transfer Partners, 7.500%, 07/01/38	1,774	1,460
Kinder Morgan Energy Partners, 9.000%, 02/01/19	60	64
Knight, Inc., 6.500%, 09/01/12	155	145
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	185	129
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,316	1,293
Southern Natural Gas Co., 5.900%, 04/01/17(b)	445	388
Trans-Canada Pipelines, 6.200%, 10/15/37	1,610	1,363
Trans-Canada Pipelines, 7.625%, 01/15/39(c)	1,562	1,544
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	460	431
Williams Cos., Inc., 8.750%, 01/15/20(b)	1,087	1,082
Williams Partners LP, 7.250%, 02/01/17	105	89

		10,375

Real Estate (0.0%)
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/10 @ 101.78(c)	160	127

REITs (0.0%)
Host Marriott LP, 7.125%, 11/01/13, Callable 11/01/09 @ 102.38	115	93
Omega Healthcare Investors, Inc., 7.000%, 04/01/14, Callable 04/01/09 @ 103.50	75	69

		162

Retail (1.7%)
Tesco PLC, 5.500%, 11/15/17(b)(c)	2,060	2,027
Wal-Mart Stores, Inc., 5.250%, 09/01/35(c)	492	442
Wal-Mart Stores, Inc., 6.500%, 08/15/37(c)	4,505	4,684

		7,153

Semiconductors (0.0%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	30	23

Software (0.6%)
Intuit, Inc., 5.750%, 03/15/17	373	325
Oracle Corp., 5.750%, 04/15/18(c)	2,178	2,273

		2,598

Telecommunication Services (4.3%)
AT&T, Inc., 4.950%, 01/15/13	1,738	1,763
AT&T, Inc., 5.100%, 09/15/14	1,548	1,553
AT&T, Inc., 6.450%, 06/15/34	947	853

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Cisco Systems, Inc., 5.500%, 02/22/16(c)	1,913	2,024
Citizens Communications Co., 9.250%, 05/15/11	160	162
Comcast Corp., 6.450%, 03/15/37	856	748
Cricket Communications, Inc., 9.375%, 11/01/14, Callable 11/01/10 @ 104.69	75	72
Crown Castle International Corp., 9.000%, 01/15/15, Callable 01/15/13 @ 105.62(c)	65	65
Inmarsat Finance II PLC, 10.375%, 11/15/12, Callable 01/15/09 @ 103.46	170	174
Intelsat Subsidiary Holding Co., Ltd., 8.500%, 01/15/13, Callable 01/15/10 @ 102.13(b)	265	250
MetroPCS Wireless, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63(b)	140	135
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(b)	75	70
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.38	175	165
Qwest Communications International, Inc., 7.250%, 02/15/11, Callable 02/15/10 @ 100	260	251
Rogers Wireless, Inc., 7.500%, 03/15/15	890	922
Sprint Capital Corp., 7.625%, 01/30/11(c)	320	296
Sprint Nextel Corp., 6.000%, 12/01/16	35	25
Verizon Communications, Inc., 5.250%, 04/15/13	1,266	1,292
Verizon Communications, Inc., 5.550%, 02/15/16	1,337	1,316
Verizon Communications, Inc., 8.950%, 03/01/39	1,422	1,634
Verizon Wireless Capital LLC, 5.550%, 02/01/14(b)	1,714	1,716
Vodafone Group PLC, 5.500%, 06/15/11(c)	2,464	2,551
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(b)	125	124
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	195	192

		18,353

Transportation (1.5%)
Expedia, Inc., 8.500%, 07/01/16, Callable 07/01/12 @ 104.25(b)	40	34
Kansas City Southern de Mexico, 12.500%, 04/01/16, Callable 04/01/13 @ 106.25(b)	100	96
Paccar, Inc., 6.375%, 02/15/12	1,752	1,815
Union Pacific Corp., 7.875%, 01/15/19	3,921	4,324

		6,269

Total Corporate Bonds		213,599

U.S. Government Agency (0.2%)
Freddie Mac (0.2%)
4.050%, 11/17/09	700	714

Total U.S. Government Agency		714

U.S. Government Agency Mortgages (22.6%)
Fannie Mae (9.9%)
6.000%, 02/01/23	8,403	8,807
4.500%, 01/01/24	876	903
5.000%, 07/01/28	6,572	6,811
5.000%, 05/01/38	24,985	25,809

		42,330

Freddie Mac (12.7%)
5.500%, 10/01/22	10,992	11,475
5.500%, 01/01/24	15,471	16,148
5.000%, 02/01/24	8,188	8,499
5.000%, 02/01/24	17,245	17,901

		54,023

Ginnie Mae (0.0%)
7.000%, 04/15/13	95	100
7.000%, 08/15/14	74	78
7.000%, 05/15/31	43	47

		225

Total U.S. Government Agency Mortgages		96,578

U.S. Treasury Obligations (19.6%)
U.S. Treasury Bonds (5.5%)
6.875%, 08/15/25	12,605	18,069
4.375%, 02/15/38	4,952	5,625

		23,694

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Notes (14.1%)
1.375%, 03/15/12	5,860	5,901
3.125%, 09/30/13(c)	38,200	40,909
4.000%, 08/15/18	8,862	9,848
3.750%, 11/15/18	3,179	3,465

		60,123

Total U.S. Treasury Obligations		83,817

Short-Term Investment (17.2%)
RidgeWorth Funds Securities Lending Joint Account(d)(e)	73,200	73,200

Total Short-Term Investment		73,200

Money Market Fund (1.5%)
RidgeWorth Institutional Cash Management Money Market Fund(e)	6,333,302	6,333

Total Money Market Fund		6,333

Total Investments (Cost $491,251)(f) — 116.0%		494,609
Liabilities in excess of other assets — (16.0)%		(68,140)

Net Assets — 100.0%		$426,469

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 8.2% of net assets as of March 31, 2009.

(c)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $71,609.

(d)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

REIT	Real Estate Investment Trust

Credit Default Swap Agreements — Buy Protection

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value ($)
Emerging Markets CDX Indices, Series 11	Barclays Bank PLC	3,985	5.00	06/20/14	208
Emerging Markets CDX Indices, Series 11	JPMorgan	4,270	5.00	06/20/14	223
Emerging Markets CDX Indices, Series 11	Barclays Bank PLC	4,555	5.00	06/20/14	239

					670

Interest Rate Swaps

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)
Fixed 10-Year New Zealand, the Fund receives fixed 5.65%, pays 3 month new Zealand Bank Bill Mid (New Zealand)	UBS AG	282	5.65	03/30/19	(2)
Fixed 26X1 TIIE, the Fund receives fixed 6.68%, pays 28 day TIIE (Mexico)	JPMorgan	2,506	6.68	03/29/11	10
Fixed DI 01/02/12, the Fund receives fixed 10.57%, pays CETIP Interbank Dep Rate (Brazil)	Barclays Bank PLC	1,603	10.57	01/02/12	(7)

					1

At March 31, 2009, liquid assets totaling $48, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — concluded

At March 31, 2009, the Fund’s foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value in	Market	Appreciation/
Currency	Date	Currency	USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	04/09/09	230	164	160	4
Australian Dollar	04/22/09	320	205	222	(17)
Australian Dollar	04/22/09	331	212	229	(17)
Australian Dollar	06/03/09	5,496	3,523	3,804	(283)
Australian Dollar	06/09/09	88	57	61	(4)
Australian Dollar	06/09/09	1,363	875	943	(68)
Australian Dollar	06/09/09	165	106	114	(8)
Australian Dollar	06/09/09	2,561	1,641	1,772	(131)
Australian Dollar	06/12/09	331	214	229	(15)
Australian Dollar	06/12/09	331	214	229	(15)
Australian Dollar	06/12/09	2,273	1,467	1,572	(105)
Australian Dollar	06/12/09	2,273	1,468	1,572	(104)
Australian Dollar	06/16/09	163	107	113	(6)
Australian Dollar	06/16/09	5,245	3,447	3,629	(182)
Australian Dollar	06/23/09	315	214	217	(3)
Australian Dollar	06/23/09	626	427	432	(5)
Australian Dollar	06/23/09	4,747	3,240	3,281	(41)
Australian Dollar	06/25/09	311	215	215	—
Australian Dollar	06/29/09	616	430	426	4
Brazilian Real	06/22/09	977	424	413	11
British Pound	04/20/09	145	214	208	6
British Pound	06/16/09	76	106	109	(3)
British Pound	06/16/09	76	106	109	(3)
Euro	05/04/09	133	169	176	(7)
Euro	06/22/09	159	217	212	5
Euro	06/30/09	159	215	211	4
Euro	06/30/09	2,426	3,280	3,223	59
Euro	05/04/09	133	169	176	(7)
Euro	07/02/09	83	110	110	—
Israeli Shekel	05/19/09	872	210	207	3
Japanese Yen	04/08/09	38,458	410	389	21
Japanese Yen	05/18/09	18,845	210	191	19
Mexican Nuevo Peso	06/12/09	3,270	209	228	(19)
Norwegian Krone	06/24/09	1,372	214	204	10
Polish Zloty	05/13/09	747	210	215	(5)
Polish Zloty	05/20/09	813	210	234	(24)
Polish Zloty	05/26/09	382	105	110	(5)
Polish Zloty	05/26/09	385	105	111	(6)
Turkish Lira	04/16/09	351	210	211	(1)
Turkish Lira	04/27/09	343	205	205	—
Turkish Lira	05/13/09	359	210	214	(4)
Turkish Lira	05/20/09	366	210	218	(8)
Turkish Lira	06/24/09	368	215	217	(2)

Total Short Contracts			$26,169	$27,121	$(952)

Long:
Australian Dollar	04/09/09	230	165	160	(5)
Australian Dollar	04/22/09	320	210	222	12
Australian Dollar	04/22/09	331	210	229	19
Australian Dollar	06/03/09	5,496	3,490	3,804	314
Australian Dollar	06/09/09	165	105	114	9
Australian Dollar	06/09/09	2,561	1,625	1,772	147
Australian Dollar	06/09/09	88	56	61	5
Australian Dollar	06/09/09	1,363	868	943	75
Australian Dollar	06/12/09	662	425	458	33
Australian Dollar	06/12/09	4,545	2,920	3,144	224
Australian Dollar	06/16/09	163	105	113	8
Australian Dollar	06/16/09	5,245	3,385	3,627	242
Australian Dollar	06/23/09	315	215	217	2
Australian Dollar	06/23/09	626	430	432	2
Australian Dollar	06/23/09	4,747	3,245	3,281	36
Australian Dollar	06/29/09	616	430	426	(4)
Australian Dollar	06/25/09	311	217	214	(3)
Brazilian Real	06/22/09	977	420	413	(7)
British Pound	04/20/09	145	210	208	(2)
British Pound	06/16/09	152	210	219	9
Euro	05/04/09	133	170	176	6
Euro	05/04/09	133	170	176	6
Euro	06/22/09	159	215	212	(3)
Euro	06/30/09	80	106	106	—
Euro	06/30/09	80	106	106	—
Euro	06/30/09	1,213	1,616	1,611	(5)
Euro	06/30/09	1,213	1,615	1,611	(4)
Israeli Shekel	05/19/09	436	104	103	(1)
Israeli Shekel	05/19/09	436	103	103	—
Japanese Yen	04/08/09	38,458	416	389	(27)
Japanese Yen	05/18/09	9,423	97	95	(2)
Japanese Yen	05/18/09	9,423	97	95	(2)
Mexican Nuevo Peso	06/12/09	3,270	210	228	18
Norwegian Krone	06/24/09	1,372	215	204	(11)
Polish Zloty	05/13/09	747	196	215	19
Polish Zloty	05/20/09	813	218	234	16
Polish Zloty	05/26/09	382	104	109	5
Polish Zloty	05/26/09	385	105	111	6
Turkish Lira	04/16/09	351	206	211	5
Turkish Lira	04/27/09	343	205	205	—
Turkish Lira	05/13/09	359	207	214	7
Turkish Lira	05/20/09	183	106	109	3
Turkish Lira	05/20/09	183	106	109	3
Turkish Lira	06/24/09	368	217	217	—

Total Long Contracts			$25,851	$27,006	$1,155

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (92.9%)
Alabama (2.3%)
Alabama Public School & College Authority, Capital Improvements, Ser C, RB, 5.750%, 07/01/17, Callable 07/01/09 @ 101.50	3,950	4,049
Alabama Water Pollution Control Authority, RB, 5.750%, 08/15/12, Callable 08/15/09 @ 100, AMBAC	5,205	5,270
Auburn University, Ser A, RB, 6.000%, 06/01/16, Callable 06/01/11 @ 100, MBIA	4,060	4,373
Huntsville, Ser A, GO, 5.625%, 05/01/16, Callable 05/01/12 @ 102	2,375	2,647
Huntsville, Ser A, GO, 5.750%, 05/01/19, Callable 05/01/12 @ 102	2,800	3,102

		19,441

Alaska (0.9%)
Matunuska-Susitna Boro Alaska Lease, RB, 6.000%, 09/01/32, Callable 09/01/19 @ 100, Assured Guaranty	7,250	7,622

Arizona (1.7%)
Arizona Water Infrastructure Finance Authority, Water Quality, Ser A, RB, 5.625%, 10/01/12, Callable 10/01/09 @ 101	3,280	3,376
Phoenix, Ser B, GO, 5.000%, 07/01/20, Callable 07/01/17 @ 100	8,000	8,793
Salt River Project Agricultural Improvement & Power District Electric System, Ser A, RB, 5.000%, 01/01/20, Callable 01/01/18 @ 100	2,000	2,171

		14,340

California (9.7%)
California Health Facilities Financing Authority, Ser C, RB, 6.250%, 10/01/24, Callable 10/01/18 @ 100	3,500	3,711
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/33, Callable 10/01/18 @ 100	6,500	6,776
California Health Facilities Financing Authority, Ser C, RB, 6.500%, 10/01/38, Callable 10/01/18 @ 100	5,500	5,729
California State, GO, 5.750%, 04/01/27, Callable 04/01/19 @ 100	7,000	7,042
California State, GO, 6.500%, 04/01/33, Callable 04/01/19 @ 100	24,500	25,788
Fresno Unified School District, Ser A, GO, 6.550%, 08/01/20, Callable 02/01/13 @ 103, MBIA	1,000	1,150
Los Angeles California Community College District, Ser A, GO, 6.000%, 08/01/33, Callable 08/01/19 @ 100	10,000	10,502
Los Angeles California Wastewater System, Ser A, RB, 5.750%, 06/01/34, Callable 06/01/19 @ 100	5,000	5,149
Orange County, Loma Ridge/Data Center Project, COP, 6.000%, 06/01/21, Prerefunded 06/01/19 @ 100, AMBAC	1,075	1,292
University of California, Ser O, RB, 5.750%, 05/15/27, Callable 05/15/19 @ 100	3,000	3,177
University of California, Ser O, RB, 5.750%, 05/15/28, Callable 05/15/19 @ 100	10,000	10,505

		80,821

Colorado (0.9%)
Denver City & County Airport, Ser A, RB, AMT, 5.500%, 11/15/14, Callable 11/15/11 @ 100, FGIC/FSA-CR	5,000	5,071
Douglas County School District No. RE1, Douglas & Ebert Counties, GO, 5.750%, 12/15/20, Callable 12/15/14 @ 100, FGIC/MBIA-RE	2,540	2,846

		7,917

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Connecticut (0.2%)
Connecticut State Health & Educational Facilities Authority, Ascension Health Credit Group, Ser B, RB, 3.500%, 11/15/29, Mandatory Put 02/01/12 @ 100	1,500	1,504

District of Columbia (3.6%)
District of Columbia, Income Tax, Ser A, RB, 5.250%, 12/01/26, Callable 12/01/19 @ 100	12,365	12,772
District of Columbia, Income Tax, Ser A, RB, 5.500%, 12/01/30, Callable 12/01/19 @ 100	8,000	8,267
District of Columbia, Income Tax, Ser B, RB, 5.000%, 12/01/25, Callable 12/01/19 @ 100	3,605	3,665
District of Columbia, Income Tax, Ser B, RB, 5.250%, 12/01/29, Callable 12/01/19 @ 100	5,000	5,085

		29,789

Florida (9.6%)
Brevard County Utility Authority, RB, 5.250%, 03/01/13, Callable 03/01/12 @ 100, FGIC/MBIA-RE	1,000	1,077
Brevard County Utility Authority, RB, 5.250%, 03/01/14, Callable 03/01/12 @ 100, FGIC/MBIA-RE	1,000	1,073
Broward County School Board, Ser A, COP, 5.000%, 07/01/16, FSA	5,000	5,375
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM	950	1,251
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.250%, 06/01/11, Callable 06/01/09 @ 100	1,000	1,006
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.375%, 06/01/18, Callable 06/01/12 @ 101, FGIC/MBIA-RE	2,130	2,285
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.375%, 06/01/15, Callable 06/01/12 @ 100	1,535	1,675
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.625%, 06/01/15, Callable 06/01/10 @ 101	1,235	1,303
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.000%, 06/01/21, Callable 06/01/18 @ 101	5,635	6,005
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.000%, 06/01/21, Callable 06/01/15 @ 101	3,000	3,147
Florida State Board of Education, Lottery, Ser A, RB, 5.375%, 07/01/15, Callable 07/01/12 @ 101, FGIC	3,500	3,690
Florida State Board of Education, Lottery, Ser A, RB, 5.000%, 07/01/18	2,000	2,065
Florida State Board of Education, Lottery, Ser A, RB, 5.000%, 07/01/19, Callable 07/01/18 @ 101	4,550	4,639

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Florida—continued

Florida State Department of Transportation, GO, 5.000%, 07/01/18, Callable 07/01/12 @ 101	8,840	9,272
Florida State Division of Bond Finance, Department of Environmental Protection & Preservation, Ser 2000-A, RB, 5.375%, 07/01/11, Callable 07/01/09 @ 101, FGIC	2,130	2,171
Florida State Municipal Power Agency, Ser A, RB, 5.250%, 10/01/19, FSA-CR	3,000	3,325
Florida State Municipal Power Agency, Ser A, RB, 5.250%, 10/01/23, Callable 10/01/18 @ 100, AGC-ICC	10,560	10,960
Jacksonville Sales Tax, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	1,435	1,544
Jacksonville Sales Tax, RB, 5.500%, 10/01/14, Callable 10/01/11 @ 100, AMBAC	1,200	1,292
Jacksonville Sales Tax, RB, 5.500%, 10/01/15, Callable 10/01/11 @ 100, AMBAC	1,550	1,668
Lee County Memorial Health Systems Hospital, Ser A, RB, 5.750%, 04/01/15, Callable 04/01/12 @ 100, FSA	1,000	1,069
Lee County Transportation Facility Authority, Ser A, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	2,000	2,153
Miami-Dade County Water & Sewer, Ser C, RB, 5.000%, 10/01/12, BHAC	2,535	2,790
Orlando Utilities Commission, RB, 5.250%, 10/01/19, Callable 10/01/11 @ 101	2,500	2,640
Palm Beach County School Board, Ser B, COP, 5.000%, 08/01/25, Mandatory Put 08/01/11 @ 100, FGIC	3,000	3,038
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, Callable 10/01/14 @ 100, FSA	2,000	2,211
Tampa Sales Tax Authority, Ser A, RB, 5.375%, 10/01/14, Callable 10/01/11 @ 101, AMBAC	1,640	1,775

		80,499

Georgia (0.6%)
Carroll County, GO, 4.500%, 07/01/10, Assured Guaranty	2,500	2,613
Georgia State, Ser B, GO, 5.000%, 07/01/17, Callable 07/01/15 @ 100	2,000	2,253

		4,866

Illinois (6.3%)
Chicago Transit Authority, Capital Grant Receipts, Ser A, RB, 5.250%, 06/01/23, Callable 06/01/18 @ 100, Assured Guaranty	5,000	5,270
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, Callable 10/15/18 @ 100, Assured Guaranty	8,600	9,607
Illinois State Sales Tax, First Ser, RB, 5.000%, 06/15/22, Callable 06/15/13 @ 100	13,975	14,576
Illinois State Sales Tax, Ser X, RB, 5.500%, 06/15/13, Callable 06/15/09 @ 100	3,390	3,415
Illinois State Toll Highway Authority, RB, 5.000%, 01/01/19, Callable 07/01/15 @ 100, FSA	6,400	6,787
Illinois State Toll Highway Authority, Ser A, RB, 5.000%, 01/01/18, Callable 07/01/15 @ 100, FSA	7,460	7,996
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/20, Callable 07/01/16 @ 100, FSA	2,500	2,645
University of Illinois, Auxiliary Facilities System, Ser A, RB, 5.750%, 04/01/38, Callable 04/01/19 @ 100	2,000	2,069

		52,365

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Indiana (1.6%)
Indiana Health Facility Financing Authority, Ascension Health Credit Group, Ser A-1, RB, 3.625%, 11/15/36, Mandatory Put 08/01/11 @ 100	13,000	13,084

Maryland (2.5%)
Maryland State & Local Facilities, Second Ser, GO, 5.000%, 07/15/09	8,055	8,161
Maryland State & Local Facilities, Second Ser, GO, 5.000%, 08/01/18, Callable 08/01/13 @ 100	7,005	7,568
Maryland State Department of Transportation, Consolidated Transportation, RB, 5.000%, 05/01/17, Callable 05/01/14 @ 100	4,500	4,873

		20,602

Massachusetts (5.2%)
Massachusetts State Water Resources Authority, Ser B, RB, 5.000%, 08/01/22, Callable 08/01/19 @ 100	1,400	1,518
Massachusetts State, Consolidated Lien, Ser C, GO, 5.000%, 09/01/18, Callable 09/01/15 @ 100	5,310	5,827
Massachusetts State, Ser A, GO, 5.250%, 08/01/20, FSA	9,530	10,956
Massachusetts State, Ser B, GO, 5.250%, 08/01/21	15,000	17,069
Massachusetts State, Ser B, GO, 5.250%, 08/01/21, IBC/MBIA-RE	7,000	7,966

		43,336

Michigan (1.0%)
Detroit Sewer Disposal System, Senior Lien, Ser C, RB, 5.000%, 07/01/18, Callable 07/01/16 @ 100, FGIC/AGC-ICC	2,500	2,559
Kent Hospital Finance Authority, Spectrum Health, Ser A, RB, 5.000%, 01/15/47, Mandatory Put 01/15/12 @ 100	2,500	2,551
Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.375%, 10/01/17, Callable 10/01/12 @ 100	3,300	3,608

		8,718

New Jersey (6.2%)
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/18, Callable 11/01/15 @ 100, FSA	8,000	9,226
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/20, Callable 11/01/15 @ 100, FSA	10,000	11,384
New Jersey Economic Development Authority, School Facility Construction, Ser T-3, RB, 5.000%, 09/01/20, Mandatory Put 09/01/14 @ 100, FSA	5,000	5,521
New Jersey Sports & Exposition Authority, Ser B, RB, 5.000%, 09/01/16	7,000	7,625
New Jersey State Transportation Trust Fund Authority, Ser A, RB, 5.875%, 12/15/38, Callable 12/15/18 @ 100	5,525	5,742
New Jersey State Transportation Trust Fund Authority, Ser A, RB, 6.000%, 12/15/38, Callable 12/15/18 @ 100	11,835	12,410

		51,908

New York (12.5%)
Buffalo School Improvements, Ser D, GO, 5.500%, 12/15/14, Callable 12/15/11 @ 100, FGIC/MBIA-RE	1,075	1,139
New York City Municipal Water Finance Authority Water & Sewer System, Ser A, RB, 5.750%, 06/15/40, Callable 06/15/18 @ 100	15,485	16,303

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
New York—continued

New York City Transitional Finance Authority, Building Aid, Ser S-2, RB, 6.000%, 07/15/38, Callable 07/15/18 @ 100, State Aid Withholding	7,500	7,720
New York City Transitional Finance Authority, Future Tax, Ser A, RB, 5.500%, 11/01/26, Callable 11/01/11 @ 100	2,000	2,112
New York State Dormitory Authority, State Personal Income Tax, Ser A, RB, 5.000%, 03/15/20, Callable 03/15/18 @ 100	5,570	6,000
New York State Dormitory Authority, State Personal Income Tax, Ser C, RB, 5.000%, 12/15/26, Callable 12/15/16 @ 100	10,000	10,133
New York State Thruway Authority, Highway & Bridge Trust Fund, Ser B, RB, 5.000%, 04/01/20, Callable 10/01/17 @ 100	10,645	11,256
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Ser A-1, RB, 5.000%, 04/01/25, Callable 04/01/19 @ 100	5,000	5,038
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Ser B, RB, 5.000%, 04/01/23, Callable 10/01/18 @ 100	3,415	3,470
New York State Urban Development Corporation, Ser D, RB, 5.000%, 01/01/16	14,000	15,235
Tobacco Settlement Financing Corp., Ser A-1, RB, 5.250%, 06/01/13, Callable 06/01/09 @ 100	4,445	4,451
Tobacco Settlement Financing Corp., Ser A-1, RB, 5.500%, 06/01/14, Callable 06/01/09 @ 100	3,750	3,759
Tobacco Settlement Financing Corp., Ser B-1C, RB, 5.250%, 06/01/12, Callable 06/01/09 @ 100	1,995	1,998
Triborough Bridge & Tunnel Authority, Ser B, RB, 5.250%, 11/15/17, Callable 11/15/12 @ 100	11,000	11,929
Triborough Bridge & Tunnel Authority, Ser C, RB, 5.000%, 11/15/20, Callable 11/15/18 @ 100	3,780	4,080

		104,623

North Carolina (0.4%)
North Carolina State, GO, 5.000%, 05/01/16, Callable 05/01/13 @ 100	3,500	3,806

Oregon (1.9%)
Portland Community College District, GO, 5.000%, 06/15/19	3,455	3,909
Portland Community College District, GO, 5.000%, 06/15/23, Callable 06/15/19 @ 100	11,495	12,346

		16,255

Pennsylvania (3.4%)
Allegheny County Hospital Development Authority, University Pittsburgh Medical Center, Ser B, RB, 5.000%, 06/15/18, Callable 06/15/14 @ 100	5,000	5,066
Easton Area School District, Ser 2006, GO, 7.750%, 04/01/25, Callable 04/01/16 @ 100, FSA	8,790	10,477
Pennsylvania State, Second Ser, GO, 5.000%, 01/01/22, Callable 01/01/16 @ 100	2,000	2,139
University of Pittsburgh, Commonwealth System of Higher Education, Ser B, RB, 5.500%, 09/15/23, Callable 03/15/19 @ 100, General Obligation of University	7,500	8,090

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pennsylvania—continued

University of Pittsburgh, Commonwealth System of Higher Education, Ser B, RB, 5.500%, 09/15/24, Callable 03/15/19 @ 100, General Obligation of University	2,500	2,676

		28,448

South Carolina (0.3%)
South Carolina State Public Service Authority, Ser A, RB, 5.000%, 01/01/17, Callable 01/01/14 @ 100, FSA	2,300	2,468

Tennessee (0.6%)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Vanderbilt University, Ser B, RB, 5.500%, 10/01/29, Callable 10/01/19 @ 100, General Obligation of University	5,000	5,227

Texas (15.0%)
Austin Texas Water & Wastewater System, Ser A, RB, 5.000%, 11/15/27, Callable 11/15/19 @ 100	10,000	10,106
Corpus Christi Independent School District, School Building, GO, 5.000%, 08/15/18	6,435	7,064
Corpus Christi Independent School District, School Building, GO, 5.000%, 08/15/20, Callable 08/15/19 @ 100	5,000	5,377
Corpus Christi Independent School District, School Building, GO, 5.000%, 08/15/23, Callable 08/15/19 @ 100	6,365	6,621
Dallas Civic Center Convention Complex, Refunding & Improvement, RB, 5.000%, 08/15/22, Callable 08/15/19 @ 100, Assured Guaranty	7,030	7,134
Dallas Independent School District, GO, 6.375%, 02/15/34, Callable 02/15/18 @ 100, PSF-GTD	6,000	6,655
Dallas, GO, 5.000%, 02/15/18, Callable 05/13/09 @ 100	5,000	5,007
Garland Texas, Ser A, GO, 5.000%, 02/15/22, Callable 02/15/18 @ 100	4,265	4,510
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Ser B, RB, 7.125%, 12/01/31, Callable 12/01/18 @ 100	4,050	4,200
Lewisville Independent School District, School Building, GO, 5.000%, 08/15/18	2,000	2,214
Lewisville Independent School District, School Building, GO, 5.000%, 08/15/22, Callable 02/15/19 @ 100	2,000	2,163
Lower Colorado River Authority, Ser A, RB, 5.875%, 05/15/15, Callable 05/15/09 @ 101, FSA	5,500	5,578
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, Callable 12/15/14 @ 100, MBIA	2,690	2,893
North Texas Tollway Authority, Ser H, RB, 5.000%, 01/01/42, Mandatory Put 01/01/13 @ 100	10,000	10,226
North Texas Tollway Authority, Ser L-2, RB, 6.000%, 01/01/38, Mandatory Put 01/01/13 @ 100	10,000	10,556
Plano Independent School District, Ser A, GO, 5.000%, 02/15/28, Callable 02/15/18 @ 100	3,500	3,583
San Antonio Electric & Gas, Ser A, RB, 5.250%, 02/01/25, Callable 02/01/19 @ 100	5,000	5,222
Texas State Transportation Commission, RB, 5.000%, 04/01/24, Callable 04/01/17 @ 100	7,000	7,336
Texas State University Systems Financing, RB, 5.000%, 03/15/18, Callable 03/15/15 @ 100, FSA	5,035	5,429

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Texas—continued

Texas Tech University, Refunding & Improvement, Twelfth Ser, RB, 5.000%, 02/15/20, Callable 02/15/19 @ 100	3,000	3,172
Texas Tech University, Refunding & Improvement, Twelfth Ser, RB, 5.000%, 02/15/21, Callable 02/15/19 @ 100	2,205	2,299
Texas Tech University, Refunding & Improvement, Twelfth Ser, RB, 5.000%, 02/15/24, Callable 02/15/19 @ 100	2,000	2,036
University of Houston, RB, 5.000%, 02/15/20, Callable 02/15/19 @ 100	2,200	2,387
University of Houston, RB, 5.000%, 02/15/25, Callable 02/15/19 @ 100	3,235	3,318

		125,086

Virginia (1.0%)
Virginia College Building Authority Educational Facilities, 21st Century College & Equipments, Ser A, RB, 5.000%, 02/01/21, Callable 02/01/14 @ 100	8,225	8,700

Washington (3.5%)
Energy Northwest Electric, Ser B, RB, 6.000%, 07/01/17, Callable 07/01/12 @ 100, MBIA	2,450	2,715
King County, GO, 5.000%, 01/01/28, Callable 01/01/19 @ 100	10,260	10,330
Pierce County School District No. 10, Tacoma, GO, 5.000%, 12/01/16, Callable 12/01/13 @ 100, FGIC/MBIA-RE	5,200	5,696
Seattle Municipal Light & Power, RB, 5.000%, 04/01/10	2,160	2,249
Washington State, Ser A, GO, 5.000%, 07/01/20, Callable 07/01/15 @ 100, FSA	7,700	8,272

		29,262

West Virginia (2.0%)
West Virginia School Building Authority, Excess Lottery, RB, 5.250%, 07/01/20, Callable 07/01/18 @ 100	5,000	5,516
West Virginia School Building Authority, Excess Lottery, RB, 5.250%, 07/01/21, Callable 07/01/18 @ 100	5,520	6,022
West Virginia School Building Authority, Excess Lottery, RB, 5.250%, 07/01/22, Callable 07/01/18 @ 100	4,810	5,193

		16,731

Total Municipal Bonds		777,418

Money Market Funds (14.4%)
Federated Tax-Free Obligations Fund	60,272,894	60,273
SEI Tax Exempt Trust, Institutional Tax Free Fund	60,000,000	60,000

Total Money Market Funds		120,273

Total Investments (Cost $882,525)(a) — 107.3%		897,691
Liabilities in excess of other assets — (7.3)%		(61,277)

Net Assets — 100.0%		$836,414

(a)	Represents cost for financial reporting purposes.

AGC-ICC	Secondarily guaranteed by Assured Guaranty Corporation

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

AMT	Alternative Minimum Tax Paper

BHAC	Security guaranteed by Berkshire Hathaway Assurance Corporation

COP	Certificate of Participation

ETM	Escrowed to Maturity

FGIC	Security guaranteed by Financial Guaranty Insurance Company

FSA	Security guaranteed by Financial Security Assurance

FSA-CR	Security has been secondarily guaranteed by FSA

GO	General Obligation

IBC	Insurance Bond Certificate

MBIA	Security guaranteed by Municipal Bond Insurance Association

MBIA-RE	Reinsurance provided by MBIA

PSF-GTD	Security guaranteed by Permanent School Fund Guarantee Program

RB	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Limited Duration Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (32.6%)
Automobiles ABS (9.2%)
Capital Auto Receivables Asset Trust, Ser 2007-SN1, Cl A4, 0.656%, 02/15/11(a)	2,000	1,794
Harley-Davidson Motorcycle Trust, Ser 2006-3, Cl A3, 5.240%, 01/15/12	1,027	1,022

		2,816

Diversified Financial Services (21.7%)
College Loan Corporation Trust, Ser 2003-2, Cl A3, 1.359%, 07/25/13(a)	339	339
Collegiate Funding Services Education Loan Trust, Ser 2005-A, Cl A2, 1.322%, 12/28/21(a)	1,391	1,353
Goal Capital Funding Trust, Ser 2006-1, Cl A1, 1.249%, 08/25/20(a)	518	509
Nelnet Student Loan Trust, Ser 2005-3, Cl A, 1.277%, 06/22/17(a)	1,573	1,547
Pennsylvania Higher Education Assistance, Ser 2005-1, Cl A1, 1.189%, 07/25/16(a)	986	986
SLC Student Loan Trust, Ser 2006-1, Cl A3, 1.350%, 09/15/17(a)	2,000	1,950

		6,684

Home Equity ABS (1.7%)
Guarantor Trust, Ser 2002-T10, Cl A1, 0.762%, 06/25/32(a)	638	534

Total Asset-Backed Securities		10,034

Collateralized Mortgage Obligations (14.7%)
Chase Commercial Mortgage Securities Corp., Ser 2000-2, Cl A1, 7.543%, 07/15/32	237	236
Fannie Mae, Ser 2003-121, Cl FC, 0.922%, 02/25/28(a)	293	290
Fannie Mae, Ser 2003-29, Cl FP, 0.822%, 05/25/28(a)	910	908
Fannie Mae, Ser 2003-8, Cl FB, 0.872%, 03/25/16(a)	2,007	2,001
Freddie Mac, Ser 2630, Cl FJ, 0.906%, 06/15/18(a)	536	533
Freddie Mac, Ser 2885, Cl PB, 4.500%, 08/15/14	268	268
Superannuation Members Home Loans Global Fund, Ser 4A, Cl A, 1.618%, 10/09/29(a)	355	309

Total Collateralized Mortgage Obligations		4,545

Money Market Fund (52.7%)
RidgeWorth Institutional Cash Management Money Market Fund(b)	16,237,070	16,237

Total Money Market Fund		16,237

Total Investments (Cost $31,238)(c) — 100.0%		30,816
Other assets in excess of liabilities — 0.0%		10

Net Assets — 100.0%		$30,826

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Affiliate investment.

(c)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Limited-Term Federal Mortgage Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (0.7%)
Atlantic City Electric Transition Funding LLC, Ser 2002-1, Cl A4, 5.550%, 10/20/21	165	172
CenterPoint Energy Transition Bond Co. LLC, Ser 2005-A, Cl A2, 4.970%, 08/01/14	189	197

Total Asset-Backed Securities		369

Collateralized Mortgage Obligations (7.3%)
CS First Boston Mortgage Securities Corp., Ser 2001-CK1, Cl A3, 6.380%, 12/18/35	520	512
Fannie Mae, Ser 2004-17, Cl CJ, 4.000%, 04/25/19	507	523
Freddie Mac, Ser 2688, Cl DG, 4.500%, 10/15/23	1,000	1,061
Freddie Mac, Ser 3349, Cl HE, 5.500%, 07/15/36	814	855
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.643%, 11/15/30(a)	777	681

Total Collateralized Mortgage Obligations		3,632

U.S. Government Agency Mortgages (88.1%)
Fannie Mae (57.1%)
6.000%, 04/19/16	3,000	3,140
5.500%, 12/01/16	1,812	1,903
6.000%, 06/01/22	196	205
5.500%, 11/01/23	5,446	5,684
5.500%, 05/01/26	2,021	2,107
5.000%, 11/01/28	1,894	1,963
5.000%, 11/01/33	4,805	4,963
6.000%, 04/01/36	496	518
6.500%, 10/01/37	4,078	4,301
6.500%, 05/13/38	1,513	1,587
6.500%, 01/13/39	1,946	2,059

		28,430

Freddie Mac (23.3%)
5.500%, 12/01/22	3,605	3,763
4.500%, 04/17/23	1,900	1,955
5.000%, 02/01/24	2,949	3,061
5.500%, 08/01/28	2,723	2,836

		11,615

Ginnie Mae (7.7%)
6.500%, 08/15/36	982	1,032
5.500%, 07/15/38	2,709	2,823

		3,855

Total U.S. Government Agency Mortgages		43,900

Money Market Fund (12.7%)
RidgeWorth Institutional U.S. Government Securities Money Market Fund(b)	6,307,525	6,308

Total Money Market Fund		6,308

Total Investments (Cost $52,712)(c) — 108.8%		54,209
Liabilities in excess of other assets — (8.8)%		(4,375)

Net Assets — 100.0%		$49,834

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Affiliate investment.

(c)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.6%)
Maryland (94.8%)
Anne Arundel County Special Obligation, Arundel Mills Project, RB, 5.125%, 07/01/22, Callable 07/01/14 @ 100, County Guaranteed	1,000	1,066
Baltimore County, Catholic Health Initiatives, Ser A, RB, 5.000%, 09/01/21, Callable 09/01/16 @ 100	550	555
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.000%, 07/01/22, Callable 07/01/16 @ 100, AMBAC	1,000	1,038
Baltimore, Ser A, GO, 5.000%, 10/15/27, Callable 10/15/18 @ 100, FSA	500	515
Charles County, GO, 5.000%, 03/01/16	1,000	1,148
Frederick County, GO, 5.000%, 12/01/15	1,075	1,239
Frederick, GO, 5.000%, 03/01/27, Callable 03/01/19 @ 100	500	522
Frederick, Ser A, GO, 5.000%, 03/01/34, Callable 03/01/19 @ 100	750	756
Harford County, GO, 5.000%, 07/15/25, Callable 07/15/15 @ 100	1,000	1,043
Howard County, GO, 5.000%, 02/15/15	1,000	1,146
Maryland, GO, 5.000%, 02/15/19, Callable 02/15/15 @ 100	1,000	1,097
Maryland Community Development Administration, Department of Housing & Community Development, RB, AMT, 5.000%, 09/01/27, Callable 03/01/17 @ 100	1,000	926
Maryland Community Development Administration, Department of Housing & Community Development, Ser F, RB, 5.700%, 09/01/28, Callable 11/01/18 @ 100	300	307
Maryland Economic Development Corp., Department of Transportation Headquarters, RB, 5.375%, 06/01/19, Callable 06/01/12 @ 100.50	1,000	1,074
Maryland Economic Development Corp., Student Housing, Towson University Project, Ser A, RB, 5.250%, 07/01/37, Callable 07/01/17 @ 100	500	317
Maryland Economic Development Corp., University of Maryland College Park Project, RB, 5.750%, 06/01/18, Prerefunded 06/01/13 @ 100	475	553
Maryland Health & Higher Educational Facilities Authority, Board of Child Care, RB, 5.500%, 07/01/13, Callable 07/01/12 @ 100	500	532
Maryland Health & Higher Educational Facilities Authority, Calvert Health System, RB, 5.500%, 07/01/36, Callable 07/01/14 @ 100	1,000	872
Maryland Health & Higher Educational Facilities Authority, Catholic Health Initiatives, Ser A, RB, 6.000%, 12/01/24, Callable 06/01/10 @ 101, ETM	250	266
Maryland Health & Higher Educational Facilities Authority, Goucher College, RB, 5.375%, 07/01/25, Callable 07/01/14 @ 100	565	547
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins University, Ser A, RB, 5.250%, 07/01/38, Callable 07/01/18 @ 100	1,250	1,274
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, RB, 5.000%, 07/01/22, Callable 07/01/17 @ 100, Assured Guaranty	300	304
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, RB, 5.000%, 07/01/28, Callable 07/01/17 @ 100, Assured Guaranty	500	479
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Ser A, RB, 5.125%, 07/01/34, Prerefunded 07/01/14 @ 100	1,000	1,138

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Maryland Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, RB, 5.000%, 07/01/20, Callable 07/01/16 @ 100	700	685
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, RB, 5.000%, 07/01/26, Callable 07/01/16 @ 100	500	448
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Ser A, RB, 5.000%, 07/01/15, MBIA/FHA	1,000	1,034
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.250%, 03/01/18	500	583
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.000%, 03/01/19, Callable 03/01/17 @ 100	500	559
Maryland State Transportation Authority, Grant & Revenue Anticipation, RB, 5.250%, 03/01/20, Callable 03/01/19 @ 100	750	860
Maryland State Transportation Authority, RB, 5.000%, 07/01/22, Callable 07/01/17 @ 100, FSA	1,000	1,082
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23, Callable 07/01/18 @ 100	1,000	1,075
Montgomery County Economic Development, Trinity Health Care Group, RB, 5.500%, 12/01/16, Callable 12/01/11 @ 100	1,000	1,081
Montgomery County Housing Opportunities Commission, Ser A, RB, 4.450%, 07/01/17, Callable 01/01/11 @ 100	75	76
Montgomery County Housing Opportunities Commission, Ser A, RB, 6.000%, 07/01/20, Callable 07/01/10 @ 100	1,020	1,035
Montgomery County Revenue Authority, Lease, College Arts Center Project, Ser A, RB, 5.000%, 05/01/28, Callable 05/01/15 @ 100	1,000	977
Montgomery County Revenue Authority, Transportation Fund Lease, Ser A, RB, 5.125%, 11/01/29, Callable 11/01/18 @ 100	250	254
Northeast Waste Disposal Authority, Solid Waste Revenue, RB, AMT, 5.500%, 04/01/11	220	227
Talbot County, GO, 5.375%, 03/15/17, Callable 03/15/12 @ 101	1,000	1,091

		29,781

Puerto Rico (0.8%)
Puerto Rico Commonwealth, Ser A, GO, 5.500%, 07/01/19, MBIA	250	238

Total Municipal Bonds		30,019

Money Market Funds (3.7%)
Federated Maryland Municipal Cash Trust	665,602	666
Federated Tax-Free Obligations Fund	496,828	497

Total Money Market Funds		1,163

Total Investments (Cost $30,756)(a) — 99.3%		31,182
Other assets in excess of liabilities — 0.7%		235

Net Assets — 100.0%		$31,417

(a)	Represents cost for financial reporting purposes.

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

AMT	Alternative Minimum Tax Paper

ETM	Escrowed to Maturity

FHA	Security guaranteed by Federal Housing Administration

FSA	Security guaranteed by Financial Security Assurance

GO	General Obligation

MBIA	Security guaranteed by Municipal Bond Insurance Association

RB	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (97.6%)
North Carolina (95.8%)
Appalachian State University, Procurement Services Building, RB, 5.000%, 07/15/30, Callable 07/15/15 @ 100, MBIA	500	480
Cape Fear Public Utility Authority, Water & Sewer System, RB, 5.000%, 08/01/21, Callable 08/01/18 @ 100	600	647
Cape Fear Public Utility Authority, Water & Sewer System, RB, 5.000%, 08/01/35, Callable 08/01/18 @ 100	1,520	1,509
Charlotte Airport, Ser B, RB, AMT, 6.000%, 07/01/24, Callable 07/01/09 @ 101, MBIA	1,000	1,003
Charlotte, Convention Facilities Project, COP, 5.000%, 12/01/25, Callable 12/01/15 @ 100	1,000	1,019
Charlotte, Convention Facilities Project, Ser A, COP, 5.500%, 08/01/19, Callable 08/01/13 @ 101	1,000	1,103
Charlotte-Mecklenburg Hospital Authority Health Care System, Ser A, RB, 5.000%, 01/15/21, Callable 01/15/17 @ 100	1,000	1,008
Dare County, COP, 5.000%, 06/01/23, Callable 12/01/12 @ 100, AMBAC	830	842
Greensboro, Enterprise System, Ser A, RB, 5.000%, 06/01/25, Callable 06/01/17 @ 100	1,605	1,672
Iredell County Public Facilities Project, COP, 5.250%, 10/01/20, Callable 10/01/13 @ 100, AMBAC	500	516
Johnston Memorial Hospital Authority Mortgage, RB, 5.000%, 10/01/36, Callable 04/01/18 @ 100, FSA/FHA	1,000	847
Lenoir County North Carolina, GO, 5.000%, 02/01/21, Callable 02/01/17 @ 100, FSA	500	546
North Carolina Capital Facilities Finance Agency, Duke University Project, Ser A, RB, 5.250%, 07/01/42, Prerefunded 10/01/12 @ 100	3,000	3,404
North Carolina Eastern Municipal Power Agency, Power System, Ser C, RB, 5.375%, 01/01/16, Callable 01/01/13 @ 100	500	509
North Carolina Housing Finance Agency, Homeownership, Ser 27-A, RB, AMT, 5.550%, 07/01/38, Callable 07/01/18 @ 100	500	479
North Carolina Medical Care Commission Health Care Facilities, Ser A, RB, 6.125%, 10/01/39, Callable 10/01/14 @ 100	750	751
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Ser A, RB, 5.625%, 10/01/29, Callable 10/01/14 @ 100, Assured Guaranty	500	503
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Ser A, RB, 5.875%, 10/01/38, Callable 10/01/14 @ 100, Assured Guaranty	500	506
North Carolina Medical Care Commission Health System, RB, 5.000%, 10/01/25, Callable 10/01/17 @ 100, FSA	1,000	980
North Carolina Medical Care Commission, Health Care Facilities, Novant Health Obligations Group, Ser A, RB, 5.000%, 11/01/17, Callable 11/01/13 @ 100	1,290	1,312
North Carolina Medical Care Commission, Health Care Facilities, University Health Systems, Ser D, RB, 6.250%, 12/01/33, Callable 12/01/18 @ 100	2,000	2,054
North Carolina Medical Care Commission, Health Care Facilities, University Health Systems, Ser E-1, RB, 5.750%, 12/01/36	1,000	1,018
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Ser A, RB, 5.250%, 01/01/15	1,000	1,062

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

North Carolina State Education Assistance Authority, Ser Q-2, RB, AMT, 1.100%, 07/01/36, Guaranteed Student Loans(a)(b)	950	950
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/14, MBIA	2,000	2,217
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/15, MBIA	1,000	1,112
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/16, MBIA	750	842
North Carolina State, Ser B, COP, 5.000%, 06/01/21, Callable 06/01/14 @ 100	1,000	1,037
Onslow County Hospital Authority, Onslow Memorial Hospital Project, RB, 5.125%, 04/01/18, Callable 10/01/16 @ 100, MBIA/FHA	500	483
Raleigh Durham Airport Authority, RB, AMT, 5.000%, 05/01/12, MBIA/FGIC	1,000	1,044
Raleigh Durham Airport Authority, Ser A, RB, 5.000%, 05/01/30, Callable 05/01/15 @ 100, AMBAC	2,000	1,855
Raleigh North Carolina Combined Enterprise System, RB, 5.000%, 03/01/31, Callable 03/01/14 @ 100	1,000	1,012
Raleigh North Carolina Combined Enterprise System, Ser A, RB, 5.000%, 03/01/31, Callable 03/01/16 @ 100	1,000	1,016
Rockingham County, COP, 5.000%, 04/01/18, Callable 04/01/12 @ 101, AMBAC	500	520
Salisbury Enterprise System, RB, 5.000%, 02/01/20, Callable 02/01/12 @ 101, FSA	500	525
University of North Carolina at Chapel Hill, RB, 5.000%, 12/01/31, Callable 12/01/17 @ 100	1,270	1,289
Wake County Hospital, RB, 5.125%, 10/01/13, Callable 10/01/13 @ 100, MBIA, ETM	350	401
Wake County Industrial Facilities & Pollution Control Financing Authority, Carolina Power & Light Co. Project, RB, 5.375%, 02/01/17, Callable 02/01/12 @ 101	1,000	1,028
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/28, Callable 06/01/19 @ 100	250	259
Winston-Salem North Carolina Water & Sewer System, RB, 5.000%, 06/01/39, Callable 06/01/19 @ 100	3,000	3,009

		42,369

Puerto Rico (1.8%)
Puerto Rico Sales Tax Financing Corporation Sales Tax, Ser A, RB, 5.250%, 08/01/57, Callable 08/01/17 @ 100	1,000	815

Total Municipal Bonds		43,184

Money Market Funds (3.3%)
Federated Tax-Free Obligations Fund	517,793	518
SEI Tax Exempt Trust, Institutional Tax Free Fund	922,762	923

Total Money Market Funds		1,441

Total Investments (Cost $44,452)(c) — 100.9%		44,625
Liabilities in excess of other assets — (0.9)%		(406)

Net Assets — 100.0%		$44,219

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)
North Carolina State
Education Assistance
Authority	12/10/07	950	950	950	2.15

(c)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

North Carolina Tax-Exempt Bond Fund — concluded

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

AMT	Alternative Minimum Tax Paper

COP	Certificate of Participation

ETM	Escrowed to Maturity

FGIC	Security guaranteed by Financial Guaranty Insurance Company

FHA	Security guaranteed by Federal Housing Administration

FSA	Security guaranteed by Financial Security Assurance

GO	General Obligation

MBIA	Security guaranteed by Municipal Bond Insurance Association

RB	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (86.4%)
Advertising (0.1%)
Valassis Communications, Inc., 2.270%, 03/02/14(a)(b)	344	271
Valassis Communications, Inc., 2.270%, 03/02/14(a)(b)	114	90

		361

Aerospace/Defense (0.6%)
AM General Corp., 3.523%, 09/30/12(a)(b)	158	137
AM General Corp., 4.149%, 09/30/12(a)(b)	3,604	3,153

		3,290

Beverages (0.3%)
Constellation Brands, Inc., 2.734%, 06/01/13(a)(b)	1,535	1,438

Chemicals (3.4%)
Columbian Chemicals Co., 4.470%, 02/11/13(a)(b)	4,295	2,148
Compass Minerals International, Inc., 2.417%, 12/22/12(a)(b)	2,398	2,158
DaVita, Inc., 2.372%, 10/05/12(a)(b)	5,000	4,622
Huntsman International LLC, 2.268%, 08/16/12(a)(b)	3,438	2,242
Ineos Group Holdings PLC, 7.001%, 12/14/12(a)(b)	1,488	554
Ineos Group Holdings PLC, 7.501%, 12/14/13(a)(b)	5,540	2,091
Ineos Group Holdings PLC, 8.001%, 12/14/14(a)(b)	905	329
Lucite International Ltd., 3.430%, 07/03/13(a)(b)	720	565
Lucite International Ltd., 3.430%, 07/03/13(a)(b)	255	200
Macdermid Holdings LLC, 2.518%, 04/11/14(a)(b)	2,200	1,276
Rockwood Specialties Group, Inc., 2.268%, 07/30/12(a)(b)	2,923	2,587
Solutia, Inc., 8.500%, 02/28/14(a)(b)	980	647

		19,419

Coal (0.3%)
Alpha Natural Resources, Inc., 2.750%, 10/26/12(a)(b)	1,839	1,655

Commercial Services (4.7%)
Astoria Generating Co. LLC, 2.281%, 08/13/13(a)(b)	3,143	2,817
BNY ConvergEx Group, 3.520%, 10/02/13(a)(b)	2,000	1,725
Dresser, Inc., 3.456%, 05/04/14(a)(b)	3,178	2,336
Dresser, Inc., 6.988%, 05/04/15(a)(b)	1,250	488
H3C Holdings Ltd., 4.794%, 09/28/12(a)(b)	2,160	1,663
Live Nation, Inc., 4.174%, 06/21/13(a)(b)	3,768	2,732
Live Nation, Inc., 4.470%, 06/21/13(a)(b)	2,454	1,767
Merrill Corp., 3.497%, 05/15/11(a)(c)	1,364	893
Merrill Corp., 7.756%, 10/01/13(a)(c)	2,000	800
National Money Mart Co., 3.970%, 10/30/12(a)(b)	1,124	562
National Money Mart Co., 3.970%, 10/30/12(a)(b)	826	413
Quintiles Transnational Corp., 2.957%, 03/21/13(a)(b)	970	851
QVC, Inc., 1.408%, 10/04/11(a)(b)	10,000	8,000
Sedgwick CMS Holdings, Inc., 2.768%, 01/31/13(a)(b)	1,887	1,529

		26,576

Computers (0.4%)
Kronos, Inc., 3.470%, 06/12/14(a)(b)	949	667
Network Solutions LLC, 3.194%, 03/07/14(a)(b)	2,168	1,376

		2,043

Diversified Financial Services (3.5%)
Clarke American Corp., 3.398%, 04/01/14(a)(b)	3,430	2,044
East Valley Tourist Development Authority, 7.996%, 08/06/14(a)(c)	3,000	1,350
Level 3 Communications, Inc., 3.309%, 03/01/14(a)(b)	5,000	3,753
Peach Holdings, Inc., 5.147%, 11/21/13(a)(b)	2,700	756
RiskMetrics Group, Inc., 3.220%, 01/11/14(a)(b)	4,000	3,605
TD AMERITRADE Holding Corp., 2.060%, 12/31/12(a)(b)	6,665	6,198

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

VNU, Inc., 2.533%, 08/09/13(a)(b)	2,338	1,816

		19,522

Diversified Operations (0.7%)
Aramark Corp., 3.095%, 01/27/14(a)(b)	1,881	1,635
Aramark Corp., 3.334%, 01/27/14(a)(b)	119	104
McJunkin Red Man Corp., 3.768%, 01/31/14(a)(b)	4,500	2,475

		4,214

Electric (4.7%)
Calpine Corp., 3.108%, 03/29/14(a)(b)	3,988	2,672
FirstLight Power Resources, Inc., 3.750%, 10/19/13(a)(b)	820	714
Mirant North America LLC, 6.595%, 01/03/13(a)(b)	2,000	1,816
NRG Energy, Inc., 2.720%, 02/01/13(a)(b)	5,267	4,725
NRG Energy, Inc., 2.720%, 02/01/13(a)(b)	9,739	8,738
TXU Energy Co. LLC, 1.500%, 10/10/14(a)(b)	462	294
TXU Energy Co. LLC, 4.033%, 10/10/14(a)(b)	982	642
TXU Energy Co. LLC, 4.304%, 10/10/14(a)(b)	5,538	3,516
TXU Energy Co. LLC, 4.033%, 10/27/14(a)(b)	5,495	3,613

		26,730

Energy (1.4%)
Covanta Energy Corp., 2.063%, 02/09/14(a)(b)	3,233	2,826
Covanta Energy Group, 2.925%, 02/09/14(a)(b)	1,624	1,420
Longview Power LLC, 3.500%, 02/27/14(a)(b)	333	233
Longview Power LLC, 3.625%, 02/27/14(a)(b)	1,167	817
Longview Power LLC, 3.625%, 02/27/14(a)(b)	1,000	700
MACH Gen LLC, 3.468%, 02/22/13(a)(b)	1,068	769
NE Energy, 5.966%, 10/19/11(a)(b)	1,000	630
NE Energy, 3.750%, 10/19/13(a)(b)	106	92
NSG Holdings LLC, 2.820%, 06/15/14(a)(b)	321	284
NSG Holdings LLC, 2.820%, 06/15/14(a)(b)	51	45

		7,816

Entertainment (3.3%)
Carmike Cinemas, Inc., 5.190%, 05/19/12(a)(b)	819	649
Carmike Cinemas, Inc., 6.130%, 05/19/12(a)(b)	2,323	1,841
Cedar Fair LP, 2.522%, 08/30/12(a)(b)	3,316	2,753
Cinemark, Inc., 2.381%, 10/04/13(a)(b)	3,922	3,586
Rainbow National Services, 1.556%, 06/28/13(a)(b)	6,612	6,016
Regal Cinemas, Inc., 4.970%, 02/26/13(a)(b)	3,873	3,602

		18,447

Food (2.7%)
Wm. Wrigley Jr. Co., 6.500%, 08/15/14(a)(b)	15,435	15,274

Forest Products & Paper (2.4%)
Georgia-Pacific Corp., 2.965%, 01/27/11(a)(b)	3,151	2,972
Georgia-Pacific Corp., 3.258%, 12/20/12(a)(b)	12,248	10,833

		13,805

Health Care (15.2%)
Applera Corp. – Applied Biosystems Group, 5.250%, 09/22/15(a)(b)	3,487	3,445
Axcan Intermediate Holdings, 4.229%, 02/18/14(a)(b)	1,900	1,786
Beverly Enterprises, Inc., 3.268%, 04/07/11(a)(b)	2,138	1,839
Biomet, Inc., 4.155%, 03/25/15(a)(b)	4,985	4,484
Capella Healthcare, Inc., 5.750%, 03/02/15(a)(b)	2,940	2,381
Carestream Health, Inc., 2.897%, 04/30/13(a)(b)	1,676	1,334
Carestream Health, Inc., 6.052%, 10/30/13(a)(b)	1,000	341
Community Health Systems, 2.768%, 07/25/14(a)(b)	807	695
Community Health Systems, 3.441%, 07/25/14(a)(b)	15,820	13,642

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

CRC Health Corp., 3.470%, 02/06/13(a)(b)	2,910	1,921
Harlan Sprague Dawley, Inc., 3.059%, 07/11/14(a)(b)	7,912	5,565
HCA, Inc., 3.220%, 11/17/12(a)(b)	4,483	3,867
HCA, Inc., 3.470%, 11/06/13(a)(b)	12,218	10,341
Health Management Associates, 2.970%, 02/28/14(a)(b)	4,475	3,610
Iasis Healthcare Corp., 2.518%, 03/15/14(a)(b)	256	215
Iasis Healthcare Corp., 2.518%, 03/15/14(a)(b)	2,754	2,317
Iasis Healthcare Corp., 2.518%, 03/15/14(a)(b)	953	802
IM US Holdings LLC, 2.795%, 06/26/14(a)(b)	2,992	2,605
Invacare Corp., 3.342%, 02/12/13(a)(b)	724	619
LifePoint Hospitals, Inc., 2.885%, 04/15/12(a)(b)	2,115	1,943
Multiplan, Inc., 5.000%, 04/12/13(a)(b)	1,254	1,030
Multiplan, Inc., 5.000%, 04/12/13(a)(b)	753	618
Mylan, Inc., 4.367%, 10/02/14(a)(b)	3,182	2,946
National Mentor Holdings, Inc., 2.448%, 06/28/13(a)(b)	110	69
National Mentor Holdings, Inc., 3.220%, 06/28/13(a)(b)	1,838	1,179
Royalty Pharma, 3.470%, 04/16/13(a)(b)	5,885	5,439
Sun Healthcare Group, Inc., 3.220%, 04/12/14(a)(b)	322	272
Sun Healthcare Group, Inc., 3.263%, 04/12/14(a)(b)	1,540	1,303
Talecris Biotherapeutics, Inc., 4.740%, 12/06/13(a)(b)	6,064	5,519
Vanguard Health Systems, Inc., 2.771%, 09/23/11(a)(b)	3,891	3,544

		85,671

Information Technology (1.1%)
Audatex Holding GmbH, 3.125%, 05/15/14(a)(b)(d)	495	431
Flextronics International Ltd., 3.685%, 10/01/12(a)(b)	5,633	4,295
Flextronics International Ltd., 3.685%, 10/01/14(a)(b)(d)	455	294
Flextronics International Ltd., 3.458%, 10/01/14(a)(b)(d)	1,435	927
Flextronics International Ltd., 2.768%, 10/01/14(a)(b)	765	494

		6,441

Insurance (0.1%)
Hub International Ltd., 3.720%, 06/12/14(a)(b)	803	565
Hub International Ltd., 3.720%, 06/12/15(a)(b)	180	127

		692

Investment Company (0.3%)
USPF Holdings LLC, 2.306%, 04/11/14(a)(b)	1,842	1,565

Lodging (1.4%)
Cannery Casino Resorts LLC, 2.762%, 05/18/13(a)(b)	1,791	1,433
Cannery Casino Resorts LLC, 2.773%, 05/18/13(a)(b)	2,166	1,733
Kerzner International Ltd., 4.104%, 08/31/13(a)(b)	1,292	420
Kerzner International Ltd., 4.220%, 08/31/13(a)(b)	2,271	738
Kerzner International Ltd., 4.313%, 08/31/13(a)(b)	213	69
Metro-Goldwyn-Mayer, Inc., 3.768%, 04/08/12(a)(b)	2,927	1,291
Metro-Goldwyn-Mayer, Inc., 3.768%, 04/08/12(a)(b)	3,234	1,439
MGM Mirage, Inc., 4.404%, 11/22/09(a)(b)	2,738	986

		8,109

Machinery Diversified (0.3%)
NACCO Materials Handling Group, Inc., 3.646%, 02/24/13(a)(b)	3,404	1,532

Media (8.7%)
Block Communications, Inc., 3.220%, 12/19/12(a)(b)	987	819
Cablevision Systems Corp., 2.306%, 03/21/12(a)(b)	1,995	1,812
Cablevision Systems Corp., 1.556%, 12/13/13(a)(b)	7,203	6,623
DIRECTV Holdings LLC, 2.018%, 03/30/10(a)(b)	990	931
DIRECTV Holdings LLC, 5.250%, 03/01/13(a)(b)	6,474	6,193

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

Getty Images, Inc., 7.244%, 07/02/15(a)(b)	4,491	4,304
Insight Midwest Holdings LLC, 2.250%, 10/06/13(a)(b)	11,818	10,636
Mediacom LLC, 1.970%, 01/31/15(a)(b)	9,976	8,467
Quebecor Media, Inc., 3.094%, 01/17/13(a)(b)	2,910	2,514
San Juan Cable LLC, 2.510%, 10/31/12(a)(b)	968	687
Telesat Holdings, Inc., 4.160%, 10/16/14(a)(b)	5,034	4,391
Telesat Holdings, Inc., 4.220%, 10/16/14(a)(b)	432	377
WideOpenWest Finance LLC, 3.019%, 06/30/14(a)(b)	2,000	1,353

		49,107

Miscellaneous Manufacturer (2.6%)
Activant Solutions Holdings, Inc., 3.438%, 05/01/13(a)(b)	3,570	1,999
Bombardier, Inc., 3.691%, 06/28/13(a)(b)	4,380	1,737
EPCO Holdings, Inc., 1.520%, 08/07/12(a)(b)	10,000	8,200
John Maneely Co., 4.436%, 12/06/13(a)(b)	2,548	1,544
Zuffa, Inc., 2.563%, 06/21/15(a)(b)	1,965	1,440

		14,920

Oil & Gas (5.9%)
Alon Refining Krotz Springs, Inc., 10.750%, 07/03/14(a)(c)	1,750	1,050
Atlas Pipeline Partners LP, 3.270%, 07/27/14(a)(b)	2,213	1,870
ATP Oil & Gas Corp., 8.500%, 07/15/14(a)(b)	2,526	1,295
ATP Oil & Gas Corp., 8.500%, 07/15/14(a)(b)	716	367
Enterprise GP Holdings LP, 3.302%, 10/27/14(a)(b)	10,890	10,155
Niska Gas Storage, 2.306%, 05/01/13(a)(b)	335	285
Niska Gas Storage, 2.314%, 05/01/13(a)(b)	495	421
Niska Gas Storage, 2.314%, 05/01/13(a)(b)	4,808	4,086
Petroleum Geo-Services ASA, 2.970%, 06/29/15(a)(b)	12,115	8,784
TPF Generation Holdings LLC, 3.459%, 12/15/11(a)(b)	276	248
TPF Generation Holdings LLC, 2.518%, 12/15/13(a)(b)	2,578	2,330
TPF Generation Holdings LLC, 3.220%, 12/15/13(a)(b)	543	489
Vulcan Energy Corp., 5.500%, 09/13/11(a)(b)	1,919	1,689

		33,069

Packaging & Containers (0.4%)
Anchor Glass Container Corp., 6.750%, 06/20/14(a)(b)	1,246	1,115
Graphic Packaging Holding Co., 3.129%, 05/16/14(a)(b)	1,700	1,446

		2,561

Pipelines (2.6%)
Energy Transfer Equity LP, 2.991%, 02/08/12(a)(b)	12,250	10,933
Targa Resources, Inc., 2.527%, 10/31/12(a)(b)	2,862	2,315
Targa Resources, Inc., 3.220%, 10/31/12(a)(b)	1,654	1,260

		14,508

Real Estate (0.2%)
Mattamy Group, 3.563%, 04/11/13(a)(b)	1,945	875

Retail (3.3%)
Capital Automotive LP, 2.250%, 12/16/10(a)(b)	5,519	2,815
Capital Automotive LP, 5.000%, 06/30/12(a)(b)(d)	980	573
Dollar General Corp., 3.776%, 07/04/14(a)(b)	4,000	3,535
Gregg Appliances, Inc., 2.533%, 07/25/13(a)(b)	893	544
Petco Animal Supplies, Inc., 3.219%, 10/26/13(a)(b)	935	813
Sports Authority, Inc. (The), 3.227%, 04/06/13(a)(b)	2,918	856
SUPERVALU, Inc., 1.393%, 06/02/11(a)(b)	10,389	9,411

		18,547

Telecommunication Services (15.2%)
Asurion Corp., 3.813%, 07/03/14(a)(b)	3,000	2,520
Bresnan Communications LLC, 5.020%, 09/29/13(a)(b)	1,500	1,303
Centennial Communications Corp., 3.223%, 02/04/11(a)(b)	8,720	8,582

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Cequel Communications LLC, 2.521%, 10/01/13(a)(b)	4,421	3,823
Cequel Communications LLC, 4.996%, 05/05/14(a)(b)	1,000	658
FairPoint Communications, Inc., 5.750%, 04/01/16(a)(b)	6,185	2,757
Intelsat Corp. (PanAmSat), 3.925%, 07/03/13(a)(b)	1,973	1,725
Intelsat Corp. (PanAmSat), 3.925%, 07/03/13(a)(b)	1,973	1,725
Intelsat Corp. (PanAmSat), 3.925%, 07/03/13(a)(b)	1,973	1,724
Intelsat Jackson Holdings Ltd., 4.435%, 01/01/14(a)(b)	8,000	5,820
Leap Wireless International, Inc., 5.750%, 06/16/13(a)(b)	3,990	3,757
MCC Iowa LLC, 2.220%, 01/31/15(a)(b)	1,955	1,681
MetroPCS Wireless, Inc., 3.213%, 11/03/13(a)(b)	4,987	4,529
Optasite, Inc., 2.206%, 11/01/10(a)(b)	20,000	18,000
Qwest Services Corp., 6.950%, 07/18/10(a)(b)	3,600	3,560
Sorenson Communications, Inc., 3.018%, 08/01/13(a)(b)	3,797	3,327
Stratos Global Corp., 3.720%, 02/13/12(a)(b)	261	235
Stratos Global Corp., 3.720%, 02/13/12(a)(b)	2,649	2,384
Telcordia Technologies, Inc., 6.087%, 03/08/11(a)(b)	4,400	2,860
UPC Financing Partnership, 2.247%, 12/31/14(a)(b)	4,000	3,500
Virgin Media Investment Holdings Ltd., 4.625%, 09/03/12(a)(b)	2,411	2,212
West Corp., 2.890%, 10/23/13(a)(b)	2,408	1,788
Wind Acquisition Holdings, 8.393%, 12/07/11(a)(b)	1,904	1,333
Wind Acquisition Holdings, 0.000%, 08/04/14(a)(b)(e)	1,000	860
Wind Acquisition Holdings, 0.000%, 08/04/14(a)(b)(e)	1,000	855
Wind Acquisition Holdings, 7.991%, 11/26/14(a)(b)	2,500	2,153
Windstream Corp., 2.590%, 07/17/13(a)(b)	1,970	1,807

		85,478

Transportation (0.3%)
Volnay Acquisition (Compagnie Generale), 4.594%, 01/12/14(a)(b)	2,107	1,828

Utilities (0.3%)
AES Corp. (The), 5.081%, 07/10/10(a)(b)	1,833	1,677

Total Bank Loans		487,170

Corporate Bonds (5.8%)
Advertising (0.2%)
Lamar Media Corp., 9.750%, 04/01/14(b)	1,000	974

Commercial Services (0.1%)
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 06/01/09 @ 103.25	1,000	800

Consumer Staples (0.2%)
Smithfield Foods, Inc., Ser B, 8.000%, 10/15/09	1,000	995

Diversified Financial Services (0.4%)
Level 3 Financing, Inc., 12.250%, 03/15/13, Callable 03/15/10 @ 106.13	3,000	2,250

Energy (0.2%)
El Paso Corp., 6.750%, 05/15/09	1,000	997

Environmental Control (0.6%)
Allied Waste North America, Inc., Ser B, 5.750%, 02/15/11	3,700	3,612

Health Care (0.2%)
HCA, Inc., 8.750%, 09/01/10	1,100	1,095

Media (0.2%)
Mediacom Broadband LLC, 9.500%, 01/15/13, Callable 06/01/09 @ 100	500	468
Time Warner Cable, Inc., 8.250%, 04/01/19	500	514

		982

Oil & Gas (0.8%)
SandRidge Energy, Inc., 5.060%, 04/01/14, Callable 04/01/09 @ 103(a)	1,000	601
SandRidge Energy, Inc., 8.625%, 04/01/15, Callable 04/01/11 @ 104.31	3,000	1,950
Sunoco, Inc., 9.625%, 04/15/15	1,500	1,543

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Valero Energy Corp., 9.375%, 03/15/19	500	516

		4,610

Retail (0.2%)
SUPERVALU, Inc., 7.875%, 08/01/09	1,000	1,001

Telecommunication Services (2.5%)
Centennial Communications Corp., 7.209%, 01/01/13, Callable 06/01/09 @ 102	7,500	7,500
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(b)	800	152
Qwest Capital Funding, Inc., 7.000%, 08/03/09	1,000	998
Sprint Nextel Corp., 1.632%, 06/28/10(a)	5,000	4,627
Sprint Nextel Corp., 6.000%, 12/01/16	1,000	715

		13,992

Utilities (0.2%)
AES Corp. (The), 9.750%, 04/15/16(b)	1,500	1,410

Total Corporate Bonds		32,718

U.S. Treasury Obligation (0.8%)
U.S. Treasury Bill (0.8%)
0.234%, 07/02/09(f)	4,500	4,498

Total U.S. Treasury Obligation		4,498

Money Market Fund (10.3%)
RidgeWorth Institutional Cash Management Money Market Fund(g)	57,821,338	57,821

Total Money Market Fund		57,821

Total Investments (Cost $656,967)(h) — 103.3%		582,207
Liabilities in excess of other assets — (3.3)%		(18,804)

Net Assets — 100.0%		$563,403

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 87.2% of net assets as of March 31, 2009.

(c)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percent of
Description	Date	($)	($)	($)	Net Assets(%)
Merrill Corp.	04/10/06	1,388	1,364	893	0.16
Merrill Corp.	11/15/06	2,000	2,000	800	0.14
Alon Refining	07/02/08	1,684	1,750	1,050	0.19
East Valley Tourist
Development
Authority	08/06/07	2,970	3,000	1,350	0.24

(d)	Variable or Floating Rate Security. This security settled subsequent to March 31, 2009 and thus the rate disclosed is the rate at settlement.

(e)	This security has not settled as of March 31, 2009 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(f)	Rate represents the effective yield at purchase.

(g)	Affiliate investment.

(h)	Represents cost for financial reporting purposes.

As of March 31, 2009, the Fund had the following unfunded loan commitments:

		Unfunded
	Unrealized	Appreciation/
Borrower	Commitments($)	(Depreciation)($)
Brand Services	7,500	(3,094)
Calpine Corp.	1,513	(499)
MGM Mirage, Inc.	262	(168)
Telcordia Technologies, Inc.	600	(210)

		(3,971)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Floating Rate High Income Fund — concluded

Credit Default Swap Agreements — Sell Protection

				Implied Credit
		Notional	Fixed	Spread as of	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	03/31/09(%)	Date	Value($)
North America High Yield CDX Indices, Series 11	JPMorgan	(4,850)	5.00	15.88	12/20/13	(1,517)

						(1,517)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

At March 31, 2009, liquid assets totaling $59,144, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Global Strategy Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (97.1%)
U.S. Treasury Bills(a) (97.1%)
0.097%, 04/09/09	5,694	5,694
0.050%, 04/16/09	90	90
0.006%, 04/23/09	4,343	4,343

Total U.S. Treasury Obligations		10,127

Money Market Fund (0.5%)
RidgeWorth Institutional Cash Management Money Market Fund(b)	54,159	54

Total Money Market Fund		54

Total Investments (Cost $10,181)(c) — 97.6%		10,181
Other assets in excess of liabilities — 2.4%		246

Net Assets — 100.0%		$10,427

(a)	Rate represents the effective yield at purchase.

(b)	Affiliate investment.

(c)	Represents cost for financial reporting purposes.

Interest Rate Swaps

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)
Fixed 10-Year New Zealand, the Fund receives fixed 5.65%, pays 3 month new Zealand Bank Bill Mid (New Zealand)	UBS AG	690	5.65	03/30/19	(4)
Fixed 26X1 TIIE, the Fund receives fixed 6.68%, pays 28 day TIIE (Mexico)	JPMorgan	6,087	6.68	03/29/11	24
Fixed DI 01/02/12, the Fund receives fixed 10.57%, pays CETIP Interbank Dep Rate (Brazil)	Barclays Bank PLC	3,925	10.57	01/02/12	(17)

					3

At March 31, 2009, liquid assets totaling $75, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

At March 31, 2009, the Fund’s foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	04/09/09	300	213	208	5
Australian Dollar	04/22/09	814	522	564	(42)
Australian Dollar	06/09/09	220	141	152	(11)
Australian Dollar	06/09/09	414	265	286	(21)
Australian Dollar	06/12/09	817	527	565	(38)
Australian Dollar	06/12/09	817	528	565	(37)
Australian Dollar	06/16/09	411	270	284	(14)
Australian Dollar	06/23/09	768	523	531	(8)
Australian Dollar	06/23/09	1,535	1,048	1,063	(15)
Australian Dollar	06/25/09	758	525	524	1
Australian Dollar	06/29/09	1,511	1,053	1,044	9
Brazilian Real	06/22/09	2,441	1,062	1,032	30
British Pound	04/20/09	183	269	262	7
British Pound	06/16/09	190	266	273	(7)
British Pound	06/16/09	190	267	273	(6)
Euro	05/04/09	164	209	218	(9)
Euro	05/04/09	164	209	218	(9)
Euro	06/22/09	385	523	512	11
Euro	06/30/09	388	525	516	9
Euro	07/02/09	200	265	265	—
Israeli Shekel	05/19/09	1,080	260	256	4
Japanese Yen	04/08/09	50,183	535	507	28
Japanese Yen	05/18/09	23,332	260	236	24
Mexican Nuevo Peso	06/12/09	8,176	523	571	(48)
Norwegian Krone	06/24/09	3,351	523	497	26
Polish Zloty	05/13/09	925	260	266	(6)
Polish Zloty	05/20/09	1,006	260	289	(29)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix Global Strategy Fund — concluded

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Polish Zloty	05/26/09	945	260	272	(12)
Polish Zloty	05/26/09	953	260	274	(14)
Turkish Lira	04/16/09	443	265	266	(1)
Turkish Lira	04/27/09	443	265	265	—
Turkish Lira	05/13/09	444	260	265	(5)
Turkish Lira	05/20/09	453	260	269	(9)
Turkish Lira	06/24/09	907	530	535	(5)

Total Short Contracts			$13,931	$14,123	$(192)

Long:
Australian Dollar	04/09/09	300	215	209	(6)
Australian Dollar	04/22/09	404	265	281	16
Australian Dollar	04/22/09	409	260	284	24
Australian Dollar	06/09/09	414	262	286	24
Australian Dollar	06/09/09	220	140	152	12
Australian Dollar	06/12/09	1,634	1,050	1,131	81
Australian Dollar	06/16/09	411	265	284	19
Australian Dollar	06/23/09	768	525	531	6
Australian Dollar	06/23/09	1,535	1,055	1,061	6
Australian Dollar	06/25/09	758	530	524	(6)
Australian Dollar	06/29/09	1,511	1,055	1,044	(11)
Brazilian Real	06/22/09	2,441	1,050	1,032	(18)
British Pound	04/20/09	183	265	262	(3)
British Pound	06/16/09	381	525	547	22
Euro	05/04/09	164	210	218	8
Euro	05/04/09	164	210	217	7
Euro	06/22/09	385	520	512	(8)
Euro	06/30/09	194	259	258	(1)
Euro	06/30/09	194	259	258	(1)
Israeli Shekel	05/19/09	1,080	257	256	(1)
Japanese Yen	04/08/09	50,183	542	507	(35)
Japanese Yen	05/18/09	23,332	240	236	(4)
Mexican Nuevo Peso	06/12/09	8,176	525	570	45
Norwegian Krone	06/24/09	3,351	525	497	(28)
Polish Zloty	05/13/09	925	243	266	23
Polish Zloty	05/20/09	1,006	270	289	19
Polish Zloty	05/26/09	945	258	272	14
Polish Zloty	05/26/09	953	259	274	15
Turkish Lira	04/16/09	443	259	266	7
Turkish Lira	04/27/09	443	266	265	(1)
Turkish Lira	05/13/09	444	257	265	8
Turkish Lira	05/20/09	453	262	269	7
Turkish Lira	06/24/09	907	536	535	(1)

Total Long Contracts			13,619	13,858	239

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (1.4%)
Diversified Financial Services (0.6%)
East Valley Tourist Development Authority, 7.996%, 08/06/14(a)(b)	11,500	5,175

Diversified Operations (0.2%)
McJunkin Red Man Corp., 3.768%, 01/31/14(a)(c)	3,500	1,925

Electric (0.4%)
Calpine Corp., 3.108%, 03/29/14(a)(c)	3,625	2,428
NRG Energy, Inc., 2.720%, 02/01/13(a)(c)	330	296
NRG Energy, Inc., 2.720%, 02/01/13(a)(c)	618	555

		3,279

Health Care (0.2%)
Talecris Biotherapeutics, Inc., 4.740%, 12/06/13(a)(c)	2,000	1,820

Total Bank Loans		12,199

Corporate Bonds (89.6%)
Advertising (0.7%)
Affinion Group, Inc., 10.125%, 10/15/13, Callable 10/15/09 @ 105.06	1,510	1,148
Lamar Media Corp., 9.750%, 04/01/14(c)(d)	4,720	4,596

		5,744

Aerospace/Defense (0.5%)
Moog, Inc., 7.250%, 06/15/18, Callable 06/15/13 @ 103.63(c)	1,170	1,079
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81(d)	3,155	2,942

		4,021

Beverages (0.5%)
Constellation Brands, Inc., 8.375%, 12/15/14(d)	3,795	3,814

Building (1.2%)
Centex Corp., 6.500%, 05/01/16	2,965	2,283
D.R. Horton, Inc., 5.250%, 02/15/15	2,010	1,540
D.R. Horton, Inc., 6.500%, 04/15/16	1,820	1,429
K. Hovnanian Enterprises, Inc., 11.500%, 05/01/13, Callable 11/01/10 @ 102	1,125	783
Nortek, Inc., 10.000%, 12/01/13, Callable 06/01/11 @ 105	2,075	866
Pulte Homes, Inc., 5.250%, 01/15/14(d)	1,045	878
Texas Industries, Inc., 7.250%, 07/15/13, Callable 07/15/09 @ 103.63(c)	3,040	2,295

		10,074

Chemicals (0.9%)
Huntsman International LLC, 11.625%, 10/15/10, Callable 10/15/09 @ 100	4,985	4,935
Mosaic Co., 7.375%, 12/01/14, Callable 12/01/10 @ 103.69(c)	990	970
Mosaic Co., 7.625%, 12/01/16, Callable 12/01/11 @ 103.81(c)(d)	130	128
Reichhold Industries, Inc., 9.000%, 08/15/14, Callable 08/15/10 @ 104.50(c)	2,310	970

		7,003

Coal (0.7%)
Peabody Energy Corp., 7.375%, 11/01/16(d)	6,020	5,960

Commercial Services (3.3%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/09 @ 100	3,005	3,012
DI Finance/DynCorp International, Ser B, 9.500%, 02/15/13, Callable 02/15/10 @ 012.38	2,303	2,171
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44(d)	7,415	4,495
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 04/01/09 @ 100(d)	2,870	2,870
Iron Mountain, Inc., 7.750%, 01/15/15, Callable 06/01/09 @ 102.58	1,535	1,516
Iron Mountain, Inc., 8.000%, 06/15/20, Callable 06/15/13 @ 104.00	3,225	2,999
Lender Process Services, 8.125%, 07/01/16, Callable 07/01/11 @ 106.09	4,260	4,228

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

Local Insight Regatta Holdings, Inc., 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(b)	1,650	384
Seitel Acquisition Corp., 9.750%, 02/15/14, Callable 02/15/11 @ 104.88	775	343
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/10 @ 100(d)	5,624	4,499

		26,517

Consumer Staples (3.1%)
Del Monte Corp., 8.625%, 12/15/12, Callable 12/15/09 @ 101.44(d)	4,627	4,650
Smithfield Foods, Inc., 7.000%, 08/01/11(d)	1,820	1,401
Smithfield Foods, Inc., 7.750%, 07/01/17	2,680	1,662
Smithfield Foods, Inc., Ser B, 8.000%, 10/15/09(d)	1,350	1,343
Smithfield Foods, Inc., Ser B, 7.750%, 05/15/13	2,600	1,742
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88(d)	6,290	6,038
Tyson Foods, Inc., 10.500%, 03/01/14(c)(d)	7,880	8,038

		24,874

Diversified Financial Services (2.2%)
Firekeepers Development Authority, 13.875%, 05/01/15, Callable 05/01/12 @ 110.50(c)	4,170	2,544
Fresenius US Finance II, Inc., 9.000%, 07/15/15(c)	3,070	3,193
NSG Holdings LLC, 7.750%, 12/15/25(c)	715	565
SLM Corp., 5.125%, 08/27/12, MTN	1,815	978
SLM Corp., 8.450%, 06/15/18, MTN	4,435	2,395
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/09 @ 104.56	9,350	8,134

		17,809

Diversified Minerals (1.2%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(c)	5,000	2,950
FMG Finance Property Ltd., 10.000%, 09/01/13(c)	5,125	4,356
FMG Finance Property Ltd., 10.625%, 09/01/16(c)	3,115	2,617

		9,923

Diversified Operations (2.3%)
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15, Callable 04/01/11 @ 104.13(d)	4,035	3,863
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19(d)	8,490	7,938
Leucadia National Corp., 7.000%, 08/15/13	1,890	1,550
Leucadia National Corp., 8.125%, 09/15/15	1,500	1,187
Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56	5,995	4,107

		18,645

Electric (12.9%)
AES Corp. (The), 8.750%, 05/15/13, Callable 05/15/09 @ 102.92(c)	1	1
AES Corp. (The), 7.750%, 03/01/14(d)	2,810	2,515
AES Corp. (The), 7.750%, 10/15/15	485	423
AES Corp. (The), 9.750%, 04/15/16(c)	7,105	6,679
AES Corp. (The), 8.000%, 10/15/17(d)	6,115	5,244
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	215	170
CMS Energy Corp., 7.750%, 08/01/10	395	392
CMS Energy Corp., 8.500%, 04/15/11(d)	500	503

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

CMS Energy Corp., 6.300%, 02/01/12(d)	3,375	3,194
Edison Mission Energy, 7.500%, 06/15/13	2,287	1,807
Edison Mission Energy, 7.200%, 05/15/19(d)	1,000	695
Elwood Energy LLC, 8.159%, 07/05/26	2,843	2,169
Energy Future Holdings Corp., 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(d)	13,070	8,430
General Cable Corp., 3.810%, 04/01/15, Callable 04/01/09 @ 102(a)	2,720	1,924
Homer City Funding LLC, 8.137%, 10/01/19	1,272	1,043
Inergy LP/Inergy Finance, 8.250%, 03/01/16, Callable 03/01/11 @ 104.13(d)	1,950	1,853
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38(c)(d)	1,950	1,882
IPALCO Enterprises, Inc., 7.250%, 04/01/16(c)	1,870	1,655
Midwest Generation LLC, Ser A, 8.300%, 07/02/09	612	602
Midwest Generation LLC, Ser B, 8.560%, 01/02/16	4,527	4,199
Mirant Americas Generation LLC, 8.300%, 05/01/11	5,280	5,122
Mirant Mid-Atlantic LLC, Ser B, 9.125%, 06/30/17	4,204	3,889
Mirant Mid-Atlantic LLC, Ser C, 10.060%, 12/30/28	2,436	2,314
Mirant North America LLC, 7.375%, 12/31/13, Callable 12/31/09 @ 103.69	4,658	4,215
NiSource Finance Corp., 10.750%, 03/15/16	2,335	2,364
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69	19,225	17,879
NRG Energy, Inc., 7.375%, 01/15/17, Callable 01/15/12 @ 103.69	3,855	3,585
Orion Power Holdings, Inc., 12.000%, 05/01/10	1,900	1,959
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38(d)	8,483	7,804
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	6,062	5,564
Texas Competitive Electric Holdings Co. LLC, Ser A, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(d)(e)	4,435	2,218
Texas Competitive Electric Holdings Co. LLC, Ser B, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(d)(e)	3,925	1,963

		104,256

Electronics (0.5%)
Flextronics International Ltd., 6.500%, 05/15/13, Callable 05/15/09 @ 102.17(d)	1,435	1,277
Jabil Circuit, Inc., 8.250%, 03/15/18	3,460	2,578

		3,855

Entertainment (0.9%)
Echostar DBS Corp., 6.625%, 10/01/14(d)	4,755	4,256
Penn National Gaming, Inc., 6.750%, 03/01/15, Callable 03/01/10 @ 103.38	1,375	1,169
Scientific Games Corp., 7.875%, 06/15/16, Callable 06/15/12 @ 103.94(c)	2,035	1,760

		7,185

Forest Products & Paper (1.8%)
Georgia-Pacific LLC, 8.125%, 05/15/11(d)	9,554	9,494
Georgia-Pacific LLC, 9.500%, 12/01/11	2,975	2,971

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Forest Products & Paper—continued

Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63	1,720	1,716

		14,181

Health Care (9.7%)
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15, Callable 03/01/11 @ 106.94	2,250	2,177
Bausch & Lomb, Inc., 9.875%, 11/01/15, Callable 11/01/11 @ 104.94(c)(d)	1,330	1,057
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(d)	10,445	10,341
Boston Scientific Corp., 6.000%, 06/15/11	2,020	1,959
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(d)	19,080	18,031
Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/13, Callable 12/01/10 @ 104.44	905	724
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56(d)	11,940	11,224
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63(d)	7,960	7,244
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(c)(d)	2,605	2,462
Health Management Associates, Inc., 6.125%, 04/15/16(d)	3,950	3,229
Omnicare, Inc., 6.125%, 06/01/13, Callable 06/01/09 @ 102.04	855	767
Psychiatric Solutions, Inc., 7.750%, 07/15/15, Callable 07/15/10 @ 103.88(d)	1,120	1,011
Tenet Healthcare Corp., 7.375%, 02/01/13	7,860	6,249
Tenet Healthcare Corp., 9.875%, 07/01/14(d)	3,650	2,847
Tenet Healthcare Corp., 9.250%, 02/01/15(d)	2,555	1,967
U.S. Oncology, Inc., 9.000%, 08/15/12, Callable 08/15/09 @ 102.25(d)	2,450	2,376
Universal Hospital Services, Inc., 5.943%, 06/01/15, Callable 06/01/09 @ 102(a)	780	565
Universal Hospital Services, Inc. (PIK), 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	4,855	4,321

		78,551

Industrials (1.7%)
Ingersoll-Rand Global Holding Co. Ltd., 9.500%, 04/15/14	3,455	3,455
L-3 Communications Holdings, Inc., 7.625%, 06/15/12, Callable 06/15/09 @ 101.27	5,955	5,977
L-3 Communications Holdings, Inc., Ser B, 6.375%, 10/15/15, Callable 10/15/10 @ 103.19(d)	4,971	4,685

		14,117

Insurance (1.1%)
AFC Capital Trust I, Ser B, 8.207%, 02/03/27(d)	3,287	2,169
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	5,325	4,154
Fairfax Financial Holdings, 7.750%, 06/15/17, Callable 06/15/12 @ 103.88	3,075	2,675
Fairfax Financial Holdings, 7.375%, 04/15/18(d)	274	242

		9,240

Lodging (0.8%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31(d)	8,255	6,233

Machinery Diversified (0.7%)
Case Corp., 7.250%, 01/15/16	1,375	1,004
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	1,700	1,241

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Machinery Diversified—continued

Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104(d)	4,510	3,653

		5,898

Materials (0.8%)
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(c)	9,505	6,511

Media (7.7%)
Block Communications, Inc., 8.250%, 12/15/15, Callable 12/15/10 @ 104.13(c)	975	724
CSC Holdings, Inc., 8.500%, 04/15/14(c)(d)	6,855	6,752
CSC Holdings, Inc., 8.500%, 06/15/15, Callable 06/15/12 @ 104.25(c)(d)	4,640	4,536
CSC Holdings, Inc., 7.625%, 07/15/18	2,725	2,452
DirecTV Holdings LLC, 8.375%, 03/15/13, Callable 03/15/10@ 101.34	7,520	7,605
DirecTV Holdings LLC, 7.625%, 05/15/16, Callable 05/15/12 @ 103.81(d)	4,005	3,925
EchoStar DBS Corp., 6.375%, 10/01/11	441	426
EchoStar DBS Corp., 7.750%, 05/31/15	2,300	2,116
EchoStar DBS Corp., 7.125%, 02/01/16	3,320	2,971
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	8,685	8,772
Mediacom Broadband LLC, 9.500%, 01/15/13, Callable 06/01/09 @ 100(d)	3,315	3,099
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25(d)	8,770	7,893
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	705	536
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	3,250	2,470
Rogers Cable, Inc., 8.750%, 05/01/32	1,400	1,499
Time Warner Cable, Inc., 8.250%, 04/01/19	3,260	3,350
Videotron, 9.125%, 04/15/18, Callable 04/15/13 @ 104.56(c)	2,865	2,911

		62,037

Metals (0.5%)
Owens-Brockway Glass Containers, Inc., 8.250%, 05/15/13, Callable 05/15/09 @ 102.75	3,715	3,734

Oil & Gas (10.7%)
Atlas Energy Resources LLC, 10.750%, 02/01/18, Callable 02/01/13 @ 105.38(c)	5,000	3,650
Chesapeake Energy Corp., 7.625%, 07/15/13(d)	5,690	5,235
Chesapeake Energy Corp., 7.500%, 09/15/13, Callable 09/15/09 @ 102.50(d)	340	311
Chesapeake Energy Corp., 7.500%, 06/15/14, Callable 06/15/09 @ 103.75(d)	2,170	1,958
Chesapeake Energy Corp., 9.500%, 02/15/15(d)	8,080	7,858
Chesapeake Energy Corp., 6.250%, 01/15/18, Callable 07/15/10 @ 103.13(d)	640	499
Chesapeake Energy Corp., 7.250%, 12/15/18	2,025	1,663
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75(d)	4,755	3,756
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	415	317
Cimarex Energy Co., 7.125%, 05/01/17, Callable 05/01/12 @ 103.56	1,995	1,606
Forest Oil Corp., 8.500%, 02/15/14(c)(d)	3,645	3,381
Forest Oil Corp., 7.250%, 06/15/19, Callable 06/15/12 @ 103.63(c)	3,960	3,128
Forest Oil Corp., 7.250%, 06/15/19, Callable 06/15/12 @ 103.63	1,000	790

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Frontier Oil Corp., 8.500%, 09/15/16, Callable 09/15/12 @ 104.25	595	586
Linn Energy LLC, 9.875%, 07/01/18, Callable 07/01/13 @ 104.94(c)(d)	4,285	3,514
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	2,110	1,393
Newfield Exploration Co., 6.625%, 04/15/16, Callable 04/15/11 @ 103.31(d)	1,225	1,096
Newfield Exploration Co., 7.125%, 05/15/18, Callable 05/15/13 @ 103.56(d)	1,920	1,699
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56(d)	3,230	3,101
Petrohawk Energy Corp., 7.875%, 06/01/15, Callable 06/01/12 @ 103.94(c)	2,395	2,108
Pioneer Natural Resources Co., 6.650%, 03/15/17	2,915	2,211
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81(d)	2,510	2,033
Quicksilver Resources, Inc., 7.125%, 04/01/16, Callable 04/01/11 @ 103.56	2,700	1,283
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75(d)	1,390	1,282
Range Resources Corp., 7.250%, 05/01/18, Callable 05/01/13 @ 103.63(d)	2,130	1,906
Sabine Pass LNG LP, 7.250%, 11/30/13(d)	1,845	1,301
Sabine Pass LNG LP, 7.500%, 11/30/16	985	660
SandRidge Energy, Inc., 8.625%, 04/01/15, Callable 04/01/11 @ 104.31	70	46
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(c)	5,985	4,399
Sunoco, Inc., 9.625%, 04/15/15	12,610	12,983
Targa Resources Partners LP, 8.250%, 07/01/16, Callable 07/01/12 @ 104.13(c)(d)	4,790	3,473
Tesoro Corp., 6.625%, 11/01/15, Callable 11/01/10 @ 103.31	4,680	3,697
Valero Energy Corp., 9.375%, 03/15/19	3,510	3,624

		86,547

Packaging & Containers (0.8%)
Crown Americas, Inc., 7.625%, 11/15/13, Callable 11/15/09 @ 103.81(d)	1,925	1,932
Crown Americas, Inc., 7.750%, 11/15/15, Callable 11/15/10 @ 103.88(d)	900	904
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/09 @ 103.17(d)	1,720	1,230
Silgan Holdings, Inc., 6.750%, 11/15/13, Callable 11/15/09 @ 102.25(d)	3,000	2,820

		6,886

Pipelines (5.9%)
Atlas Pipeline Partners LP, 8.750%, 06/15/18, Callable 06/15/13 @ 104.38	3,335	1,868
Colorado Interstate Gas Co., 6.800%, 11/15/15	3,672	3,442
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	2,085	1,762
Copano Energy LLC, 7.750%, 06/01/18, Callable 06/01/13 @ 103.88(c)	1,450	1,153
Dynegy Holdings, Inc., 7.500%, 06/01/15(d)	2,630	1,795
Dynegy Holdings, Inc., 7.750%, 06/01/19(d)	8,570	5,570
El Paso Corp., 7.000%, 06/15/17(d)	4,240	3,611
El Paso Corp., 7.250%, 06/01/18	2,935	2,495
El Paso Corp., MTN, 8.250%, 02/15/16(d)	5,550	5,189
Energy Transfer Partners, 9.700%, 03/15/19(d)	430	457

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines—continued

Kinder Morgan Energy Partners, 9.000%, 02/01/19	2,625	2,806
Kinder Morgan Finance, 5.700%, 01/05/16	3,500	2,940
Knight, Inc., 6.500%, 09/01/12	2,075	1,935
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	8,485	5,918
Tennessee Gas Pipeline, 7.500%, 04/01/17	2,500	2,408
Transcontinental Gas Pipe Line Corp., Ser B, 8.875%, 07/15/12	325	331
Williams Partners LP, 7.500%, 06/15/11	4,000	3,780

		47,460

Real Estate (0.7%)
American Real Estate Partners LP, 8.125%, 06/01/12, Callable 06/01/09 @ 102.03	1,450	1,232
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/10 @ 101.78(d)	5,880	4,675

		5,907

REITs (1.2%)
Host Marriott LP, 7.125%, 11/01/13, Callable 11/01/09 @ 102.38(d)	5,480	4,425
Host Marriott LP, 6.750%, 06/01/16, Callable 06/01/11 @ 103.33(d)	4,540	3,314
Omega Healthcare Investors, Inc., 7.000%, 04/01/14, Callable 04/01/09 @ 103.50	2,268	2,087

		9,826

Semiconductors (0.2%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	2,095	1,613
Avago Technologies Finance Ltd., 6.761%, 06/01/13, Callable 12/01/09 @ 100(a)	501	402

		2,015

Telecommunication Services (13.4%)
Citizens Communications Co., 9.250%, 05/15/11(d)	4,060	4,121
Cricket Communications, Inc., 10.000%, 07/15/15, Callable 07/15/12 @ 105(c)	1,500	1,444
Cricket Communications, Inc., 9.375%, 11/01/14, Callable 11/01/10 @ 104.69	1,845	1,757
Crown Castle International Corp., 9.000%, 01/15/15, Callable 01/15/13 @ 105.62(d)	3,755	3,764
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(c)	810	154
Inmarsat Finance II PLC, 10.375%, 11/15/12, Callable 01/15/09 @ 103.46(d)	5,615	5,755
Inmarsat Group Ltd., 7.625%, 06/30/12, Callable 05/11/09 @ 102.54(d)	4,179	4,059
Intelsat Corp., 9.250%, 08/15/14, Callable 08/15/09 @ 104.63(c)	1,000	940
Intelsat Corp., 9.250%, 06/15/16, Callable 06/15/11 @ 104.63(c)(d)	1,495	1,383
Intelsat Jackson Holdings Ltd., 9.500%, 06/15/16, Callable 06/15/11 @ 104.75(c)(d)	4,505	4,235
Intelsat Subsidiary Holding Co. Ltd., Ser B, 8.875%, 01/15/15, Callable 01/15/10 @ 104.44(c)(d)	1,145	1,062

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Intelsat Subsidiary Holding Co., Ltd., 8.500%, 01/15/13, Callable 01/15/10@ 102.13(c)	8,205	7,733
Level 3 Financing, Inc., 12.250%, 03/15/13, Callable 03/15/10 @ 106.13(d)	5,385	4,039
MetroPCS Wireless, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63	65	63
MetroPCS Wireless, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63(c)	6,230	6,012
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(c)	1,275	1,192
NTL Cable PLC, 8.750%, 04/15/14, Callable 05/15/09 @ 104.38	5,674	5,362
Qwest Capital Funding, Inc., 7.000%, 08/03/09(d)	4,910	4,898
Qwest Communications International, Inc., 7.250%, 02/15/11, Callable 02/15/10 @ 100	6,065	5,853
Qwest Corp., 4.570%, 06/15/13(a)(d)	2,100	1,801
Rainbow National Services LLC, 8.750%, 09/01/12, Callable 05/04/09 @ 104.38(c)	300	300
Rainbow National Services LLC, 10.375%, 09/01/14, Callable 09/01/09 @ 105.19(c)	1,525	1,556
Rogers Wireless, Inc., 9.625%, 05/01/11	1,118	1,164
Sprint Capital Corp., 7.625%, 01/30/11(d)	7,850	7,261
Sprint Capital Corp., 8.375%, 03/15/12	1,000	900
Sprint Capital Corp., 6.900%, 05/01/19	3,875	2,732
Sprint Capital Corp., 8.750%, 03/15/32	6,685	4,479
Sprint Nextel Corp., 1.632%, 06/28/10(a)(d)	3,785	3,503
Sprint Nextel Corp., 6.000%, 12/01/16(d)	1,200	858
Telcordia Technologies, Inc., 4.844%, 07/15/12, Callable 07/15/09 @ 101(a)(c)(d)	3,200	1,744
Valor Telecommunications Enterprise LLC, 7.750%, 02/15/15, Callable 02/15/10 @ 103.88	2,580	2,509
Virgin Media Finance PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.56	6,850	6,370
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(c)	5,475	5,420
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	4,097	4,025

		108,448

Transportation (1.0%)
Bristow Group, Inc., 7.500%, 09/15/17, Callable 09/15/12 @ 103.75(d)	1,870	1,403
Expedia, Inc., 8.500%, 07/01/16, Callable 07/01/12 @ 104.25(c)	2,480	2,108
Kansas City Southern de Mexico, 12.500%, 04/01/16, Callable 04/01/13 @ 106.25(c)	4,955	4,732

		8,243

Total Corporate Bonds		725,514

U.S. Treasury Obligation (1.0%)
U.S. Treasury Bill (1.0%)
0.222%, 07/02/09(f)	7,950	7,946

Total U.S. Treasury Obligation		7,946

Short-Term Investment (30.8%)
RidgeWorth Funds Securities Lending Joint Account(g)(h)	249,070	249,070

Total Short-Term Investment		249,070

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (8.3%)
RidgeWorth Institutional Cash Management Money Market Fund(h)	67,436,445	67,436

Total Money Market Fund		67,436

Total Investments (Cost $1,133,880)(i) — 131.1%		1,062,165
Liabilities in excess of other assets — (31.1)%		(252,546)

Net Assets — 100.0%		$809,619

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2009 are identified below (in thousands):

Issue	Acquisition				Percentage of
Description	Date	Cost($)	Par($)	Value($)	Net Assets(%)
East Valley Tourist Development Authority	08/06/07	11,385	11,500	5,175	0.64
Local Insight Regatta Holdings, Inc.	12/19/08	1,650	1,650	384	0.05

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 17.9% of net assets as of March 31, 2009.

(d)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $243,510.

(e)	Step bond.

(f)	Rate represents the effective yield at purchase.

(g)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(h)	Affiliate investment.

(i)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

PIK	Payment in-kind

REIT	Real Estate Investment Trust

As of March 31, 2009, the Fund had the following unfunded loan commitments:

		Unrealized
	Unfunded	Appreciation/
Borrower	Commitments($)	(Depreciation)($)

Calpine Corp.	1,375	(454)

		(454)

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Seix High Yield Fund — concluded

Credit Default Swap Agreements — Sell Protection

				Implied Credit
		Notional	Fixed	Spread as of	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	03/31/09(%)	Date	Value($)

North America High Yield CDX Indices, Series 11	Deutsche Bank	(7,760)	5.00	15.88	12/20/13	(2,427)
North America High Yield CDX Indices, Series 11	JPMorgan	(11,640)	5.00	15.88	12/20/13	(3,640)
North America High Yield CDX Indices, Series 11	Deutsche Bank	(4,850)	5.00	15.88	12/20/13	(1,516)

						(7,583)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

At March 31, 2009, liquid assets totaling $37,646, in thousands, were designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Short-Term Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (0.1%)
Automobiles (0.1%)
Capital One Prime Auto Receivable Trust, Ser 2006-1, Cl A3, 4.990%, 09/15/10	267	269

Total Asset-Backed Securities		269

Collateralized Mortgage Obligations (19.3%)
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 2A22, 4.576%, 05/25/35(a)	1,640	918
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 3A1, 4.945%, 08/25/35(a)	3,645	2,742
Banc of America Alternative Loan Trust, Ser 2005-4, Cl CB7, 5.250%, 01/25/21	4,198	3,747
Banc of America Commercial Mortgage, Inc., Ser 2004-2, Cl A2, 3.520%, 11/10/38	134	134
Banc of America Commercial Mortgage, Inc., Ser 2004-5, Cl A3, 4.561%, 11/10/41	2,300	1,932
Bear Stearns Alternative-A Trust, Ser 2005-9, Cl 25A1, 5.678%, 11/25/35(a)	2,241	1,191
Bear Stearns Alternative-A Trust, Ser 2006-2, Cl 23A1, 5.827%, 03/25/36(a)	3,037	1,168
Bear Stearns Commercial Mortgage Securities, Ser 2004-ESA, Cl C, 4.937%, 05/14/16(b)	3,000	3,008
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	826	823
Citicorp Mortgage Securities, Inc., Ser 2005-5, Cl 2A3, 5.000%, 08/25/20	4,387	4,198
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.302%, 07/15/36	3,288	3,272
CS First Boston Mortgage Securities Corp., Ser 2005-C1, Cl A2, 4.609%, 02/15/38	2,245	2,135
Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Ser 2005-1, Cl 2A1, 5.651%, 02/25/20(a)	3,524	3,018
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.400%, 09/25/35(a)	1,886	857
First Horizon Mortgage Pass-Through Trust, Ser 2004-AR4, Cl 2A1, 4.374%, 08/25/34(a)	2,263	1,811
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.344%, 06/10/36	761	759
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	4,765	4,589
Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl A2, 5.117%, 04/10/37	2,000	1,793
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A2, 4.625%, 03/15/46	3,680	3,467
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	4,500	4,265
MASTR Alternative Loans Trust, Ser 2004-5, Cl 4A1, 5.500%, 07/25/19(a)	3,818	3,407
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A1, 5.195%, 03/12/44	501	499
Provident Funding Mortgage Loan Trust, Ser 2004-1, Cl 1A1, 4.299%, 04/25/34(a)	1,410	1,171
Residential Accredit Loans, Inc., Ser 2003-QS17, Cl CB3, 5.500%, 09/25/33	1,283	1,278
Residential Funding Mortgage Securities I, Ser 2004-S3, Cl A1, 4.750%, 03/25/19	3,054	2,769
SunTrust Adjustable Rate Mortgage Loan Trust, Ser 2007-S1, Cl 1A, 4.983%, 01/25/37(a)	2,356	1,779
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	2,156	2,078

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.000%, 11/25/36	1,619	1,442
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.240%, 04/25/36(a)	2,886	1,735
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.237%, 04/25/36(a)	3,605	2,187

Total Collateralized Mortgage Obligations		64,172

Corporate Bonds (44.4%)
Aerospace/Defense (1.1%)
Honeywell International, Inc., 3.875%, 02/15/14	2,215	2,234
Raytheon Co., 4.850%, 01/15/11	1,250	1,293

		3,527

Auto Parts & Equipment (0.3%)
Johnson Controls, Inc., 5.250%, 01/15/11(c)	1,100	1,066

Banks (9.0%)
Bank of America Corp., 7.400%, 01/15/11	920	858
Bank of America Corp., Ser L, 3.125%, 06/15/12, MTN(c)	2,775	2,871
Bank of New York Mellon Corp. (The), Ser F, 4.950%, 01/14/11, MTN(c)	1,715	1,758
Deutsche Bank AG, 4.875%, 05/20/13	2,325	2,280
JPMorgan Chase & Co., 6.750%, 02/01/11	4,555	4,643
PNC Funding Corp., 1.875%, 06/22/11	1,650	1,659
U.S. Banccorp, Ser P, 4.500%, 07/29/10, MTN	3,515	3,535
Wachovia Corp., 5.300%, 10/15/11(c)	3,465	3,421
Wachovia Corp., Ser G, 5.500%, 05/01/13, MTN	2,900	2,674
Wells Fargo & Co., 3.000%, 12/09/11	6,035	6,238

		29,937

Beverages (1.0%)
Diageo Capital PLC, 7.375%, 01/15/14	1,000	1,099
PepsiCo, Inc., 3.750%, 03/01/14	2,270	2,302

		3,401

Consumer Staples (1.1%)
Avon Products, Inc., 7.150%, 11/15/09	1,085	1,108
Kellogg Co., Ser B, 6.600%, 04/01/11	2,235	2,391

		3,499

Diversified Financial Services (18.0%)
Allstate Life Global Funding Trust, 5.375%, 04/30/13, MTN(c)	1,190	1,151
American Express Credit Co., Ser C, 5.875%, 05/02/13, MTN	3,995	3,507
American Honda Finance Corp., 4.625%, 04/02/13, MTN(b)	2,000	1,798
BHP Billiton Finance USA Ltd., 5.125%, 03/29/12	1,130	1,149
Caterpillar Financial Services Corp., 5.750%, 02/15/12, MTN(c)	3,520	3,519
Caterpillar Financial Services Corp., 6.125%, 02/17/14	2,400	2,331
Citigroup, Inc., 6.500%, 01/18/11(c)	1,900	1,816
CME Group, Inc., 5.400%, 08/01/13	2,000	2,029
Credit Suisse (USA), Inc., 5.250%, 03/02/11(c)	3,395	3,433
General Electric Capital Corp., Ser A, 5.200%, 02/01/11, MTN	2,900	2,889
General Electric Capital Corp., Ser A, 6.000%, 06/15/12, MTN	2,875	2,835
Goldman Sachs Group, Inc. (The), 6.875%, 01/15/11	4,425	4,472
Goldman Sachs Group, Inc. (The), 1.625%, 07/15/11(c)	2,750	2,752
ING USA Global Trust, 4.500%, 10/01/10	2,500	2,467
International Lease Finance Corp., 5.750%, 06/15/11(c)	1,895	1,231
JPMorgan Chase & Co., 1.650%, 02/23/11	4,000	4,017

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Lehman Brothers Holdings, Inc., 5.625%, 01/24/13(d)	1,375	165
Lehman Brothers Holdings, Inc., Ser G, 4.250%, 01/27/10, MTN(d)	3,050	389
Merrill Lynch & Co., Ser C, 5.450%, 02/05/13(c)	1,920	1,574
MetLife Global Funding I, 5.125%, 04/10/13(b)	3,000	2,740
Morgan Stanley, 4.000%, 01/15/10(c)	4,470	4,438
Morgan Stanley, 3.250%, 12/01/11(c)	6,000	6,227
Prudential Financial, Inc., Ser D, 5.150%, 01/15/13, MTN(c)	4,020	2,988

		59,917

Electric (2.0%)
Alabama Power Co., 5.800%, 11/15/13	2,000	2,148
American Electric Power Co., Inc., Ser C, 5.375%, 03/15/10	1,395	1,409
PacifiCorp, 6.900%, 11/15/11	1,415	1,506
Public Service Co. of Colorado, 7.875%, 10/01/12	1,345	1,505

		6,568

Health Care (0.8%)
Abbott Laboratories, 5.150%, 11/30/12	2,545	2,765

Industrials (1.6%)
Dover Corp., 6.500%, 02/15/11	3,385	3,592
Ingersoll-Rand Global Holding Co. Ltd., 6.000%, 08/15/13	1,100	1,070
Ingersoll-Rand Global Holding Co. Ltd., 9.500%, 04/15/14	565	565

		5,227

Information Technology (0.7%)
Hewlett-Packard Co., 4.250%, 02/24/12(c)	2,165	2,224

Media (1.3%)
Comcast Cable Communication, Inc., 6.750%, 01/30/11(c)	1,418	1,467
Cox Communications, Inc., 7.750%, 11/01/10	1,495	1,522
Time Warner, Inc., 6.750%, 04/15/11	1,155	1,173

		4,162

Oil & Gas (1.3%)
Devon Energy Corp., 5.625%, 01/15/14	1,500	1,521
Enterprise Products Partners LP, Ser B, 4.625%, 10/15/09(c)	740	736
XTO Energy, Inc., 5.000%, 08/01/10	2,020	2,011

		4,268

Pharmaceuticals (1.6%)
Eli Lilly & Co., 3.550%, 03/06/12(c)	1,635	1,670
Pfizer, Inc., 4.450%, 03/15/12	3,645	3,744

		5,414

Pipelines (1.5%)
CenterPoint Energy Resources Corp., 7.750%, 02/15/11(c)	1,450	1,473
DCP Midstream LLC, 7.875%, 08/16/10	1,405	1,424
ONEOK Partners LP, 7.100%, 03/15/11	886	888
Rockies Express Pipeline LLC, 6.250%, 07/15/13(b)	1,250	1,227

		5,012

REITs (0.2%)
Simon Property Group LP, 5.300%, 05/30/13(c)	870	710

Retail (0.2%)
CVS Caremark Corp., 2.793%, 09/10/10(a)	825	801

Telecommunication Services (2.1%)
AT&T, Inc., 4.850%, 02/15/14(c)	1,125	1,136
Rogers Wireless, Inc., 9.625%, 05/01/11	1,868	1,945
SBC Communications, Inc., 4.125%, 09/15/09	915	923
Verizon Wireless Capital LLC, 5.550%, 02/01/14(b)	3,000	3,003

		7,007

Transportation (0.6%)
Union Pacific Corp., 6.650%, 01/15/11	1,900	1,981

Total Corporate Bonds		147,486

U.S. Government Agencies (7.4%)
Fannie Mae (1.6%)
3.375%, 05/19/11	5,275	5,493

Federal Home Loan Bank (2.1%)
1.625%, 01/21/11	6,850	6,897

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Freddie Mac (3.7%)
3.125%, 10/25/10	12,000	12,354

Total U.S. Government Agencies		24,744

U.S. Government Agency Mortgages (10.3%)
Fannie Mae (6.1%)
6.955%, 10/01/10(a)	2,907	3,032
7.010%, 12/01/10(a)	4,079	4,282
5.620%, 02/01/12	3,995	4,234
4.826%, 01/01/13	1,136	1,188
6.000%, 12/25/30	2,610	2,701
4.866%, 09/01/33(a)	364	370
4.857%, 10/01/33(a)	545	552
4.677%, 05/01/35(a)	3,945	4,006

		20,365

Freddie Mac (4.1%)
3.750%, 12/15/11	790	795
5.591%, 01/25/12(a)	1,767	1,833
4.500%, 08/15/19	71	74
4.500%, 10/15/28	1,831	1,855
4.284%, 03/01/34(a)	1,076	1,088
4.686%, 04/01/34(a)	827	836
6.203%, 09/01/36(a)	2,578	2,681
5.512%, 04/01/37(a)	4,524	4,699

		13,861

Ginnie Mae (0.1%)
5.988%, 02/16/24(a)	175	178

Total U.S. Government Agency Mortgages		34,404

U.S. Treasury Obligations (11.6%)
U.S. Treasury Notes (11.6%)
4.125%, 08/15/10	2,350	2,466
2.375%, 08/31/10	8,910	9,128
0.875%, 02/28/11	800	802
4.500%, 02/28/11(c)	15,897	17,012
1.375%, 02/15/12	9,140	9,214

Total U.S. Treasury Obligations		38,622

Short-Term Investment (9.8%)
RidgeWorth Funds Securities Lending Joint Account(e)(f)	32,601	32,601

Total Short-Term Investment		32,601

Money Market Funds (6.5%)
Federated Government Obligations Money Market Fund	12,349,245	12,349
RidgeWorth Institutional Cash Management Money Market Fund(f)	9,121,861	9,122

Total Money Market Funds		21,471

Total Investments (Cost $380,181)(g) — 109.4%		363,769
Liabilities in excess of other assets — (9.4)%		(31,305)

Net Assets — 100.0%		$332,464

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 3.6% of net assets as of March 31, 2009.

(c)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $31,866.

(d)	Security in default.

(e)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

REIT	Real Estate Investment Trust

Open Futures Contracts

					Unrealized
		Notional	Expiration		Appreciation
Description	Type	Amount($)	Month	Contracts	(Depreciation)($)

U.S. 2YR Note	Long	5,447	06/09	25	37
U.S. 5YR Note	Short	(31,354)	06/09	264	(648)

					(611)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Short-Term Bond Fund — concluded

Credit Default Swap Agreements — Buy Protection

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)

Merrill Lynch & Co., Inc.	Barclays Bank PLC	5,000	1.06	09/20/17	1,121

					1,121

Credit Default Swap Agreements — Sell Protection

				Implied Credit
		Notional	Fixed	Spread as of	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	03/31/09(%)	Date	Value($)

Merrill Lynch & Co., Inc.	Barclays Bank PLC	(8,500)	0.95	6.20	09/20/12	(1,262)

						(1,262)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract.

At March 31, 2009, liquid assets totaling $29,452, in thousands, were designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Short-Term U.S. Treasury Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (99.8%)
U.S. Treasury Notes (99.8%)
4.875%, 08/15/09	1,500	1,525
2.125%, 01/31/10	4,900	4,963
2.375%, 08/31/10(a)	27,480	28,154
4.500%, 11/15/10	8,500	9,033
4.500%, 02/28/11	18,700	20,012
1.750%, 11/15/11	8,500	8,665
4.625%, 02/29/12	11,900	13,101

Total U.S. Treasury Obligations		85,453

Short-Term Investment (7.3%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	6,263	6,263

Total Short-Term Investment		6,263

Money Market Fund (0.4%)
Federated U.S. Treasury Cash Reserves Fund	326,212	326

Total Money Market Fund		326

Total Investments (Cost $90,201)(d) — 107.5%		92,042
Liabilities in excess of other assets — (7.5)%		(6,383)

Net Assets — 100.0%		$85,659

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $6,158.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (1.2%)
Automobiles ABS (0.6%)
Capital One Prime Auto Receivables Trust, Ser 2006-2, Cl A4, 5.022%, 07/15/12	1,812	1,821
Honda Auto Receivables Owner Trust, Ser 2006-3, Cl A4, 5.110%, 04/15/12	1,985	2,022

		3,843

Home Equity ABS (0.2%)
Chase Funding Mortgage Loan Asset-Backed, Ser 2002-2, Cl 1A6, 5.214%, 08/25/13	286	239
CitiFinancial Mortgage Securities, Inc., Ser 2003-1, Cl AF5, 4.282%, 01/25/33(a)	1,009	709

		948

Utility ABS (0.4%)
Atlantic City Electric Transition Funding LLC, Ser 2002-1, Cl A4, 5.550%, 10/20/23	928	972
CNH Equipment Trust, Ser 2008-A, Cl A4A, 5.012%, 08/15/14	1,351	1,339

		2,311

Total Asset-Backed Securities		7,102

Collateralized Mortgage Obligations (10.1%)
Asset Securitization Corp., Ser 1996-MD6, Cl A7, 7.744%, 11/13/29(a)	1,625	1,783
Banc of America Commercial Mortgage, Inc., Ser 2005-6, Cl A4, 5.180%, 09/10/47(a)	3,500	2,691
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl A3, 5.736%, 06/11/50	1,965	1,410
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2001-TOP2, Cl A2, 6.480%, 02/15/35	1,462	1,468
Chase Commercial Mortgage Securities Corp., Ser 2000-3, Cl A2, 7.319%, 10/15/32	1,431	1,446
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44(a)	1,910	1,535
CS First Boston Mortgage Securities Corp., Ser 2001-CF2, Cl A4, 6.613%, 02/15/34	1,217	1,228
CS First Boston Mortgage Securities Corp., Ser 2001-CK1, Cl A3, 6.380%, 12/18/35	3,994	3,934
Fannie Mae, Ser 2004-17, Cl CJ, 4.000%, 04/25/19	6,948	7,167
Fannie Mae, Ser 2007-77, Cl TD, 5.500%, 01/25/36	338	349
Fannie Mae, Ser 2007-79, Cl TD, 5.000%, 01/25/34	1,865	1,939
Freddie Mac, Ser 3347, Cl AK, 5.000%, 07/15/37	4,343	4,486
Freddie Mac, Ser 3349, Cl HE, 5.500%, 07/15/36	3,500	3,677
GE Capital Commercial Mortgage Corp., Ser 2000-1, Cl A2, 6.496%, 01/15/33	2,894	2,921
GE Capital Commercial Mortgage Corp., Ser 2003-C1, Cl A4, 4.899%, 01/10/38	930	833
Ginnie Mae, Ser 2007-27, Cl NV, 5.500%, 04/20/36	2,130	2,232
Ginnie Mae, Ser 2007-41, Cl PB, 5.500%, 09/20/36	2,337	2,452
GMAC Commercial Mortgage Securities, Inc., Ser 2001-C1, Cl A2, 6.465%, 04/15/34	1,599	1,597
JPMorgan Chase Commercial Mortgage Finance Co., Ser 2000-C10, Cl A2, 7.371%, 08/15/32	2,787	2,812
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Cl A4, 4.918%, 10/15/42(a)	1,207	934
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP5, Cl A4, 5.179%, 12/15/44(a)	3,368	2,596
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2, 6.619%, 12/15/26	1,854	1,857
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A3, 5.477%, 11/15/30(a)	566	497

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A4, 5.197%, 11/15/30(a)	2,558	2,005
Morgan Stanley Dean Witter Capital I, Ser 2000-1345, Cl A2, 7.459%, 09/03/15(b)(a)	2,783	2,958
Specialty Underwriting & Residential Finance, Ser 2004-AA1, Cl 1A1, 5.000%, 10/25/34	486	455
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4, 5.041%, 10/15/44(a)	4,681	3,717

Total Collateralized Mortgage Obligations		60,979

Corporate Bonds (31.0%)
Advertising (0.0%)
Lamar Media Corp., 9.750%, 04/01/14(b)(c)	120	117

Aerospace/Defense (0.8%)
Boeing Co. (The), 5.125%, 02/15/13(c)	1,208	1,244
General Dynamics Corp., 5.250%, 02/01/14(c)	820	875
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81	100	93
United Technologies Corp., 6.125%, 02/01/19	2,201	2,369

		4,581

Banks (0.4%)
Bank of America Corp., 5.375%, 09/11/12	545	503
Bank of New York Mellon, Ser G, MTN, 4.950%, 11/01/12	1,479	1,510
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13	660	654

		2,667

Beverages (0.8%)
Anheuser-Busch InBev NV, 8.200%, 01/15/39(b)	968	950
Constellation Brands, Inc., Ser B, 8.125%, 01/15/12, Callable 01/15/10 @ 100(c)	125	125
Diageo Capital PLC, 5.200%, 01/30/13	760	772
PepsiCo, Inc., 7.900%, 11/01/18(c)	1,101	1,353
SABMiller PLC, 6.200%, 07/01/11(b)	1,761	1,775

		4,975

Building (0.0%)
Centex Corp., 6.500%, 05/01/16	105	81
D.R. Horton, Inc., 6.500%, 04/15/16	105	82
Pulte Homes, Inc., 5.250%, 01/15/14	100	84

		247

Building Materials (0.3%)
Lafarge SA, 6.150%, 07/15/11	865	761
Lafarge SA, 7.125%, 07/15/36	1,277	741
Martin Marietta Materials, Inc., 6.250%, 05/01/37	758	488

		1,990

Chemicals (0.4%)
E.I. du Pont de Nemours & Co., 5.000%, 07/15/13(c)	1,220	1,264
Huntsman International LLC, 11.625%, 10/15/10, Callable 10/15/09 @ 100	85	84
Mosaic Co., 7.375%, 12/01/14, Callable 12/01/10 @ 103.69(b)	90	88
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36(c)	1,233	1,110

		2,546

Coal (0.0%)
Peabody Energy Corp., 7.375%, 11/01/16	130	129

Commercial Services (0.8%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/09 @ 100	205	206
ERAC USA Finance Co., 5.800%, 10/15/12(b)	1,281	999
ERAC USA Finance Co., 5.600%, 05/01/15(b)	1,017	665
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44	185	112
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 06/01/09 @ 100	170	170

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

United Rentals NA, Inc., 6.500%, 02/15/12, Callable 02/15/10 @ 100(c)	135	108
Veolia Environnement, 6.000%, 06/01/18(c)	1,378	1,304
Xerox Corp., 5.500%, 05/15/12(c)	775	671
Xerox Corp., 6.350%, 05/15/18	1,150	857

		5,092

Computers (0.7%)
Hewlett-Packard Co., 4.500%, 03/01/13(c)	654	672
IBM Corp., 7.625%, 10/15/18(c)	2,879	3,303

		3,975

Consumer Staples (1.1%)
Del Monte Corp., 8.625%, 12/15/12, Callable 12/15/09 @ 101.44	115	115
Kellogg Co., 4.250%, 03/06/13	991	1,005
Kimberly-Clark Corp., 7.500%, 11/01/18(c)	480	567
Kraft Foods, Inc., 6.125%, 08/23/18(c)	1,190	1,193
Kroger Co. (The), 7.500%, 01/15/14(c)	625	693
Procter & Gamble Co., 4.600%, 01/15/14(c)	1,837	1,944
Smithfield Foods, Inc., 7.750%, 07/01/17	40	25
Smithfield Foods, Inc., Ser B, 7.750%, 05/15/13	170	114
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	180	173
Tyson Foods, Inc., 10.500%, 03/01/14(b)(c)	90	92
Walgreen Co., 4.875%, 08/01/13(c)	919	974

		6,895

Diversified Financial Services (5.9%)
ABX Financing Co., 6.350%, 10/15/36(b)	875	735
AEP Texas Central Transition Funding, Ser A-3, 5.090%, 07/01/17	1,710	1,796
AIG SunAmerica Global Financing VI, 6.300%, 05/10/11(b)	1,312	1,000
BP Capital Markets PLC, 5.250%, 11/07/13(c)	2,622	2,808
CME Group, Inc., 5.400%, 08/01/13(c)	1,272	1,290
CME Group, Inc., 5.750%, 02/15/14(c)	1,118	1,152
Credit Suisse (USA), Inc., 6.125%, 11/15/11	982	1,000
Credit Suisse (USA), Inc., 6.500%, 01/15/12	633	647
Fresenius US Finance II, Inc., 9.000%, 07/15/15(b)	85	88
Fund American Cos., Inc., 5.875%, 05/15/13	2,090	1,605
General Electric Capital Corp., Ser A, 5.450%, 01/15/13(c)	1,097	1,057
Goldman Sachs Group, Inc., 6.150%, 04/01/18	2,382	2,176
Goldman Sachs Group, Inc., 7.500%, 02/15/19	794	792
HSBC Holdings PLC, 7.625%, 05/17/32	615	506
International Lease Finance Corp., 6.375%, 03/25/13	1,329	734
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	691	369
International Lease Finance Corp., Ser R, 5.625%, 09/15/10	1,221	901
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	379	212
JPMorgan Chase & Co., 6.000%, 01/15/18(c)	2,515	2,540
Lazard Group LLC, 7.125%, 05/15/15	2,084	1,732
Level 3 Financing, Inc., 12.250%, 03/15/13, Callable 03/15/10 @ 106.13(c)	121	91
Merrill Lynch & Co., Inc., MTN, 6.150%, 04/25/13	1,831	1,539
Merrill Lynch & Co., Inc., Ser C, MTN, 6.050%, 08/15/12	623	535
Morgan Stanley, Ser F, MTN, 6.625%, 04/01/18(c)	1,634	1,558
Northern Trust Co., 5.200%, 11/09/12	1,722	1,751
NYSE Euronext, 4.800%, 06/28/13	1,537	1,535

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Rio Tinto Finance (USA) Ltd., 5.875%, 07/15/13	877	786
Rio Tinto Finance (USA) Ltd., 7.125%, 07/15/28	1,762	1,447
SunGard Data Systems, Inc., 9.125%, 08/15/13, Callable 08/15/09 @ 104.56	210	183
TIAA Global Markets, 5.125%, 10/10/12(b)	1,572	1,556
Woodside Finance Ltd., 8.750%, 03/01/19(b)(c)	2,654	2,613

		36,734

Diversified Minerals (0.2%)
BHP Billiton Finance USA Ltd., 6.500%, 04/01/19	969	982
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	215	180

		1,162

Diversified Operations (0.4%)
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19(c)	250	234
Illinois Tool Works, Inc., 6.250%, 04/01/19(b)	1,867	1,882
Leucadia National Corp., 8.125%, 09/15/15	170	134

		2,250

Electric (3.7%)
AES Corp. (The), 7.750%, 03/01/14(c)	165	148
AES Corp. (The), 9.750%, 04/15/16(b)	150	141
AES Corp. (The), 8.000%, 10/15/17(c)	215	184
Alabama Power Co., 5.800%, 11/15/13	1,207	1,296
Baldor Electric Co., 8.625%, 02/15/17, Callable 02/15/12 @ 104.31	95	75
CenterPoint Energy, Inc., Ser A-4, 5.170%, 08/01/19	2,774	2,900
CMS Energy Corp., 6.300%, 02/01/12	270	256
Duke Energy Carolinas LLC, Ser C, 7.000%, 11/15/18(c)	426	489
E.ON International Finance B.V., 5.800%, 04/30/18(b)(c)	2,962	2,914
Edison Mission Energy, 7.500%, 06/15/13	200	158
Enel Finance International, 6.800%, 09/15/37(b)	1,313	1,079
Energy Future Holdings Corp., 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(c)	485	313
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,308	1,170
Georgia Power Co., 6.000%, 11/01/13	694	752
Inergy LP/Inergy Finance Corp., 8.750%, 03/01/15, Callable 03/01/13 @ 104.38(b)	85	82
MidAmerican Energy Holdings Co., 6.125%, 04/01/36(c)	1,158	1,027
Mirant North America LLC, 7.375%, 12/31/13, Callable 12/31/09 @ 103.69	560	507
Nevada Power Co., Ser L, 5.875%, 01/15/15	388	368
Nevada Power Co., Ser R, 6.750%, 07/01/37(c)	875	739
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69(c)	550	512
Oncor Electric Delivery Co., 7.000%, 05/01/32	812	729
Pacific Gas & Electric Co., 8.250%, 10/15/18	305	359
Pacific Gas & Electric Co., 6.050%, 03/01/34(c)	1,336	1,307
Public Service Colorado, Ser 17, 6.250%, 09/01/37(c)	735	763
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	335	308
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	147	135
Southern California Edison Co., 5.750%, 03/15/14	1,268	1,371
Virginia Electric & Power Co., 8.875%, 11/15/38(c)	1,048	1,281
Wisconsin Power & Light Co., 6.375%, 08/15/37	752	733

		22,096

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electronics (0.0%)
Flextronics International Ltd., 6.500%, 05/15/13, Callable 05/15/09 @ 102.17	100	89
Jabil Circuit, Inc., 8.250%, 03/15/18	115	86

		175

Entertainment (0.1%)
Echostar DBS Corp., 6.625%, 10/01/14	295	264
Videotron Ltee, 6.875%, 01/15/14, Callable 01/15/10 @ 102.29	170	161

		425

Forest Products & Paper (0.1%)
Georgia-Pacific LLC, 8.125%, 05/15/11(c)	295	293

Health Care (0.5%)
Biomet, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(c)	250	247
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(c)	510	482
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56(c)	215	202
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63(c)	285	259
HCA, Inc., 9.875%, 02/15/17, Callable 02/15/13 @ 104.94(b)(c)	60	57
Pfizer, Inc., 6.200%, 03/15/19	1,414	1,507
Tenet Healthcare Corp., 7.375%, 02/01/13	280	223

		2,977

Industrials (0.1%)
Ingersoll-Rand Global Holding Co. Ltd., 9.500%, 04/15/14	70	70
L-3 Communications Holdings, Inc., 7.625%, 06/15/12, Callable 06/15/09 @ 101.27	220	221

		291

Insurance (0.3%)
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,490	1,510
MetLife, Inc., Ser A, 6.817%, 08/15/18(c)	481	413

		1,923

Lodging (0.0%)
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31(c)	170	128

Machinery Diversified (0.0%)
Terex Corp., 8.000%, 11/15/17, Callable 11/15/12 @ 104	230	186

Materials (0.3%)
Nucor Corp., 5.850%, 06/01/18	265	265
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	205	140

		405

Media (1.2%)
CSC Holdings, Inc., 8.500%, 04/15/14(b)	335	330
DirecTV Holdings LLC, 7.625%, 05/15/16, Callable 05/15/12 @ 103.81(c)	335	328
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	215	217
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	285	257
News America Holdings, Inc., 6.200%, 12/15/34(c)	734	528
Thomson Reuters Corp., 5.950%, 07/15/13(c)	320	313
Time Warner Cable, Inc., 8.250%, 02/14/14	1,280	1,338
Time Warner Cable, Inc., 5.850%, 05/01/17(c)	3,077	2,759
Time Warner Cable, Inc., 8.250%, 04/01/19	70	72
Time Warner, Inc., 6.500%, 11/15/36(c)	725	596
Viacom, Inc., 6.125%, 10/05/17	306	260

		6,998

Metals (0.3%)
ArcelorMittal, 6.125%, 06/01/18(c)	1,566	1,133
Barrick Gold Corp., 6.950%, 04/01/19(c)	502	504

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Metals—continued

Crown Americas, Inc., 7.750%, 11/15/15, Callable 11/15/10 @ 103.88	95	96

		1,733

Miscellaneous Manufacturer (1.1%)
General Electric Co., 5.000%, 02/01/13(c)	3,333	3,333
General Electric Co., 5.250%, 12/06/17(c)	900	832
Siemens Financierings NV, 6.125%, 08/17/26(b)	889	876
Wesfarmers Ltd., 6.998%, 04/10/13(b)(c)	1,634	1,549

		6,590

Oil & Gas (2.7%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	834	828
Apache Corp., 6.000%, 01/15/37	695	670
Cameron International Corp., 6.375%, 07/15/18	515	447
Chesapeake Energy Corp., 9.500%, 02/15/15(c)	390	379
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35(c)	889	651
Forest Oil Corp., 8.500%, 02/15/14(b)	185	172
Halliburton Co., 6.150%, 09/15/19(c)	887	901
Newfield Exploration Co., 7.125%, 05/15/18, Callable 05/15/13 @ 103.56	100	89
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	200	192
Pioneer Natural Resources Co., 6.650%, 03/15/17	115	87
Plains Exploration & Production Co., 7.625%, 06/01/18, Callable 06/01/13 @ 103.81	115	93
Praxair, Inc., 4.625%, 03/30/15	1,897	1,969
Range Resources Corp., 7.500%, 05/15/16, Callable 05/15/11 @ 103.75	245	226
SandRidge Energy, Inc., 8.000%, 06/01/18, Callable 06/01/13 @ 104(b)	170	125
Shell International Finance BV, 6.375%, 12/15/38	3,290	3,465
Smith International, Inc., 9.750%, 03/15/19	2,467	2,577
Sunoco, Inc., 9.625%, 04/15/15	280	288
Tesoro Corp., 6.625%, 11/01/15, Callable 11/01/10 @ 103.31	110	87
Transocean, Inc., 6.000%, 03/15/18	492	464
Transocean, Inc., 6.800%, 03/15/38(c)	1,107	973
Weatherford International Ltd., 9.625%, 03/01/19	986	1,020
Weatherford International Ltd., 6.500%, 08/01/36	833	586

		16,289

Packaging & Containers (0.0%)
Graphic Packaging International, Inc., 9.500%, 08/15/13, Callable 08/15/09 @ 103.17	130	93
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63	120	120

		213

Pharmaceuticals (2.1%)
Abbott Laboratories, 5.600%, 11/30/17(c)	2,393	2,529
AstraZeneca PLC, 6.450%, 09/15/37	2,285	2,370
Covidien International Finance SA, 6.000%, 10/15/17	1,417	1,437
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,559	1,599
Novartis Securities Investment Ltd., 5.125%, 02/10/19(c)	842	855
Roche Holdings, Inc., 7.000%, 03/01/39(b)(c)	1,942	2,032
Schering-Plough Corp., 6.550%, 09/15/37	1,066	1,084
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	601	555

		12,461

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines (1.6%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,390	1,423
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	110	93
Dynegy Holdings, Inc., 7.500%, 06/01/15	260	178
El Paso Corp., 7.875%, 06/15/12(c)	230	219
El Paso Corp., MTN, 8.250%, 02/15/16	245	229
El Paso Natural Gas, 5.950%, 04/15/17	476	418
Energy Transfer Partners, 9.700%, 03/15/19(c)	85	90
Energy Transfer Partners, 7.500%, 07/01/38	1,440	1,185
Kinder Morgan Energy Partners, 9.000%, 02/01/19	80	86
Knight, Inc., 6.500%, 09/01/12	202	188
MarkWest Energy Partners LP, Ser B, 8.750%, 04/15/18, Callable 04/15/13 @ 104.38	250	174
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,107	1,088
Southern Natural Gas Co., 5.900%, 04/01/17(b)	397	346
Trans-Canada Pipelines, 6.200%, 10/15/37	1,460	1,236
Trans-Canada Pipelines, 7.625%, 01/15/39(c)	1,202	1,189
Transcontinental Gas Pipeline Corp., 6.050%, 06/15/18	393	368
Williams Cos., Inc., 8.750%, 01/15/20(b)	822	818
Williams Partners LP, 7.250%, 02/01/17	145	123

		9,451

Real Estate (0.0%)
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/10 @ 101.78(c)	220	175

REITs (0.0%)
Host Marriott LP, 7.125%, 11/01/13, Callable 11/01/09 @ 102.38(c)	160	129
Omega Healthcare Investors, Inc., 7.000%, 04/01/14, Callable 04/01/09 @ 103.50	100	92

		221

Retail (1.1%)
Tesco PLC, 5.500%, 11/15/17(b)(c)	1,847	1,817
Wal-Mart Stores, Inc., 5.250%, 09/01/35(c)	428	385
Wal-Mart Stores, Inc., 6.500%, 08/15/37(c)	4,296	4,467

		6,669

Semiconductors (0.0%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	45	35

Software (0.4%)
Intuit, Inc., 5.750%, 03/15/17	316	275
Oracle Corp., 5.750%, 04/15/18	1,775	1,853

		2,128

Telecommunication Services (2.8%)
AT&T, Inc., 4.950%, 01/15/13	1,412	1,432
AT&T, Inc., 5.100%, 09/15/14	1,507	1,512
AT&T, Inc., 6.450%, 06/15/34(c)	740	666
Cisco Systems, Inc., 5.500%, 02/22/16(c)	1,714	1,814
Citizens Communications Co., 9.250%, 05/15/11	215	218
Comcast Corp., 6.450%, 03/15/37	735	642
Cricket Communications, Inc., 9.375%, 11/01/14, Callable 11/01/10 @ 104.69	100	95
Crown Castle International Corp., 9.000%, 01/15/15, Callable 01/15/13 @ 105.62(c)	85	85
Inmarsat Finance II PLC, 10.375%, 11/15/12, Callable 11/15/09 @ 103.46	230	236
Intelsat Subsidiary Holding Co., Ltd., 8.500%, 01/15/13, Callable 01/15/10@ 102.13(b)	355	335

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

MetroPCS Wireless, Inc., 9.250%, 11/01/14, Callable 11/01/10 @ 104.63(b)	185	179
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(b)	100	94
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.38	225	213
Qwest Communications International, Inc., 7.250%, 02/15/11, Callable 02/15/10 @ 101	350	338
Rogers Wireless, Inc., 7.500%, 03/15/15	805	834
Sprint Capital Corp., 7.625%, 01/30/11(c)	435	402
Sprint Nextel Corp., 6.000%, 12/01/16	40	29
Verizon Communications, Inc., 5.250%, 04/15/13(c)	1,018	1,039
Verizon Communications, Inc., 5.550%, 02/15/16	1,284	1,263
Verizon Communications, Inc., 8.950%, 03/01/39	1,325	1,523
Verizon Wireless Capital LLC, 5.550%, 02/01/14(b)	1,283	1,284
Vodafone Group PLC, 5.500%, 06/15/11	2,218	2,296
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(b)	175	173
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31	265	260

		16,962

Transportation (0.8%)
Expedia, Inc., 8.500%, 07/01/16, Callable 07/01/12 @ 104.25(b)	55	47
Kansas City Southern de Mexico, 12.500%, 04/01/16, Callable 04/01/13 @ 106.25(b)	100	95
Paccar, Inc., 6.375%, 02/15/12	1,275	1,321
Union Pacific Corp., 7.875%, 01/15/19	3,030	3,342

		4,805

Total Corporate Bonds		186,989

U.S. Government Agency Mortgages (46.9%)
Fannie Mae (26.0%)
5.500%, 07/01/19	46	48
5.500%, 09/01/19	2,047	2,141
5.500%, 12/01/19	114	119
4.500%, 12/01/20	7,972	8,216
6.000%, 03/01/21	1,225	1,284
6.000%, 08/01/21	362	380
5.000%, 01/01/22	3,404	3,538
6.000%, 06/01/22	7,133	7,475
6.000%, 02/01/23	6,726	7,050
4.500%, 01/01/24	2,269	2,339
5.000%, 07/01/28	5,261	5,452
6.000%, 10/01/28	5,298	5,552
5.000%, 11/01/28	19,836	20,557
4.500%, 09/01/33	2,601	2,660
5.000%, 11/01/33	20,321	20,991
4.500%, 03/01/34	7,211	7,377
5.500%, 09/01/34	11,825	12,310
6.000%, 10/01/35	2,416	2,526
6.000%, 12/01/35	537	561
5.411%, 04/01/36(a)	1,832	1,862
6.000%, 04/01/36	5,866	6,137
5.397%, 06/25/36	2,009	2,072
5.646%, 12/01/36(a)	4,346	4,513
5.397%, 01/01/37(a)	4,170	4,306
5.575%, 01/01/37(a)	3,401	3,521
6.500%, 10/01/37	9,590	10,113
6.000%, 02/01/38	5,786	6,049
5.000%, 05/01/38	7,990	8,254
6.500%, 01/13/39	235	249

		157,652

Freddie Mac (18.3%)
5.500%, 12/01/18	73	76
4.500%, 06/01/19	493	510
4.500%, 07/01/19	6,808	7,042
4.500%, 02/01/20	812	841
5.500%, 04/01/22	12,433	12,978
5.500%, 07/01/22	2,269	2,368
5.500%, 10/01/22	13,729	14,333
5.500%, 11/01/22	2,909	3,037
5.500%, 12/01/22	13,467	14,057
5.000%, 02/01/24	23,114	23,994
5.000%, 02/01/24	11,697	12,142
5.500%, 11/15/28	2,196	2,238
5.500%, 05/15/29	2,143	2,191
5.500%, 01/15/30	3,370	3,472
6.000%, 09/01/34	6,561	6,882
6.500%, 02/01/38	3,153	3,327

		109,488

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Ginnie Mae (2.6%)
5.500%, 01/15/39	14,901	15,529

Total U.S. Government Agency Mortgages		282,669

U.S. Treasury Obligations (8.9%)
U.S. Treasury Bonds (2.7%)
6.875%, 08/15/25	7,813	11,200
4.375%, 02/15/38	4,621	5,249

		16,449

U.S. Treasury Notes (6.2%)
4.875%, 04/30/11	8,646	9,369
1.375%, 03/15/12	8,800	8,861
3.125%, 09/30/13	12,493	13,379
3.750%, 11/15/18	5,394	5,880

		37,489

Total U.S. Treasury Obligations		53,938

Short-Term Investment (6.4%)
RidgeWorth Funds Securities Lending Joint Account(d)(e)	38,407	38,407

Total Short-Term Investment		38,407

Money Market Fund (3.6%)
RidgeWorth Institutional Cash Management Money Market Fund(e)	21,567,682	21,568

Total Money Market Fund		21,568

Total Investments (Cost $645,063)(f) — 108.1%		651,652
Liabilities in excess of other assets — (8.1)%		(48,550)

Net Assets — 100.0%		$603,102

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 5.2% of net assets as of March 31, 2009.

(c)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $37,536.

(d)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

REIT	Real Estate Investment Trust

Credit Default Swap Agreements — Buy Protection

Underlying Instrument	Counterparty	Notional Amount($)	Fixed Rate(%)	Expiration Date	Value($)

Emerging Markets CDX Indices, Series 11	Barclays Bank PLC	5,605	5.00	06/20/14	293
Emerging Markets CDX Indices, Series 11	JPMorgan	6,005	5.00	06/20/14	313
Emerging Markets CDX Indices, Series 11	Barclays Bank PLC	6,410	5.00	06/20/14	335

					941

Interest Rate Swaps

Underlying Instrument	Counterparty	Notional Amount($)	Fixed Rate(%)	Expiration Date	Value($)

Fixed 10-Year New Zealand, the Fund receives fixed 5.65%, pays 3 month new Zealand Bank Bill Mid (New Zealand)	UBS AG	374	5.65	03/30/19	(2)
Fixed 26X1 TIIE, the Fund receives fixed 6.68%, pays 28 day TIIE (Mexico)	JPMorgan	3,302	6.68	03/29/11	13
Fixed DI 01/02/12, the Fund receives fixed 10.57%, pays CETIP Interbank Dep Rate (Brazil)	Barclays Bank PLC	2,126	10.57	01/02/12	(9)

					2

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Total Return Bond Fund — concluded

At March 31, 2009, liquid assets totaling $18,389, in thousands, have been designated as collateral for open swap agreements.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2009.

At March 31, 2009 the Fund’s foreign currency contracts were as follows:

		Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation/
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	04/09/09	314	223	218	5
Australian Dollar	04/22/09	435	279	302	(23)
Australian Dollar	06/03/09	7,370	4,721	5,101	(380)
Australian Dollar	04/22/09	441	283	306	(23)
Australian Dollar	06/09/09	1,833	1,176	1,268	(92)
Australian Dollar	06/09/09	119	77	83	(6)
Australian Dollar	06/09/09	3,443	2,206	2,382	(176)
Australian Dollar	06/09/09	225	144	156	(12)
Australian Dollar	06/12/09	3,067	1,979	2,121	(142)
Australian Dollar	06/12/09	3,067	1,981	2,121	(140)
Australian Dollar	06/12/09	444	286	307	(21)
Australian Dollar	06/12/09	444	287	307	(20)
Australian Dollar	06/16/09	7,182	4,720	4,967	(247)
Australian Dollar	06/16/09	217	143	150	(7)
Australian Dollar	06/23/09	417	284	288	(4)
Australian Dollar	06/23/09	6,751	4,608	4,667	(59)
Australian Dollar	06/23/09	822	561	568	(7)
Australian Dollar	06/25/09	412	285	285	—
Australian Dollar	06/29/09	816	569	564	5
Brazilian Real	06/22/09	1,325	575	560	15
British Pound	04/20/09	197	290	282	8
British Pound	06/16/09	103	145	149	(4)
British Pound	06/16/09	103	145	149	(4)
Euro	05/04/09	175	223	233	(10)
Euro	06/22/09	211	287	281	6
Euro	06/30/09	3,450	4,665	4,584	81
Euro	06/30/09	211	285	280	5
Euro	05/04/09	176	224	233	(9)
Euro	07/02/09	109	145	145	—
Israeli Shekel	05/19/09	1,163	280	276	4
Japanese Yen	04/08/09	52,059	555	526	29
Japanese Yen	05/18/09	25,127	280	254	26
Mexican Nuevo Peso	06/12/09	4,438	284	310	(26)
Norwegian Krone	06/24/09	1,819	284	270	14
Polish Zloty	05/13/09	997	280	286	(6)
Polish Zloty	05/20/09	1,084	280	311	(31)
Polish Zloty	05/26/09	509	140	146	(6)
Polish Zloty	05/26/09	513	140	146	(6)
Turkish Lira	04/16/09	477	285	286	(1)
Turkish Lira	04/27/09	469	280	281	(1)
Turkish Lira	05/13/09	478	280	285	(5)
Turkish Lira	05/20/09	488	280	290	(10)
Turkish Lira	06/24/09	488	285	288	(3)

Total Short Contracts			$35,729	$37,012	$(1,283)

Long:
Australian Dollar	04/09/09	314	225	218	(7)
Australian Dollar	04/22/09	435	285	302	17
Australian Dollar	04/22/09	441	280	306	26
Australian Dollar	06/03/09	7,370	4,680	5,099	419
Australian Dollar	06/09/09	3,443	2,185	2,382	197
Australian Dollar	06/09/09	225	142	155	13
Australian Dollar	06/09/09	1,833	1,167	1,268	101
Australian Dollar	06/09/09	119	76	83	7
Australian Dollar	06/12/09	6,133	3,940	4,243	303
Australian Dollar	06/12/09	887	570	614	44
Australian Dollar	06/16/09	7,182	4,635	4,967	332
Australian Dollar	06/16/09	217	140	150	10
Australian Dollar	06/23/09	6,751	4,615	4,667	52
Australian Dollar	06/23/09	417	285	288	3
Australian Dollar	06/23/09	822	565	568	3
Australian Dollar	06/25/09	412	288	284	(4)
Australian Dollar	06/29/09	816	570	564	(6)
Brazilian Real	06/22/09	1,325	570	561	(9)
British Pound	04/20/09	197	285	282	(3)
British Pound	06/16/09	207	285	297	12
Euro	05/04/09	176	225	233	8
Euro	05/04/09	175	225	233	8
Euro	06/22/09	211	285	280	(5)
Euro	06/30/09	1,725	2,299	2,292	(7)
Euro	06/30/09	1,725	2,297	2,292	(5)
Euro	06/30/09	105	140	140	—
Euro	06/30/09	105	140	140	—
Israeli Shekel	05/19/09	581	139	138	(1)
Israeli Shekel	05/19/09	581	138	138	—
Japanese Yen	04/08/09	52,059	563	526	(37)
Japanese Yen	05/18/09	12,564	130	127	(3)
Japanese Yen	05/18/09	12,564	129	127	(2)
Mexican Nuevo Peso	06/12/09	4,438	285	310	25
Norwegian Krone	06/24/09	1,819	285	270	(15)
Polish Zloty	05/13/09	997	261	286	25
Polish Zloty	05/20/09	1,084	290	311	21
Polish Zloty	05/26/09	509	139	146	7
Polish Zloty	05/26/09	513	139	147	8
Turkish Lira	04/16/09	477	279	286	7
Turkish Lira	04/27/09	469	281	281	—
Turkish Lira	05/13/09	478	276	285	9
Turkish Lira	05/20/09	244	141	145	4
Turkish Lira	05/20/09	244	141	145	4
Turkish Lira	06/24/09	488	288	288	—

Total Long Contracts			$35,303	$36,864	$1,561

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (3.7%)
Automobiles (2.1%)
BMW Vehicle Owner Trust, Ser 2006-A, Cl A3, 5.130%, 09/27/10	132	132
Daimler Chrysler Auto Trust, Ser 2006-D, Cl A3, 4.980%, 02/08/11	331	333
Honda Auto Receivables Owner Trust, Ser 2006-2, Cl A3, 5.300%, 07/21/10	75	75
Volkswagen Auto Loan Enhanced Trust, Ser 2008-1, Cl A2, 3.710%, 04/20/11(a)	592	594

		1,134

Diversified Financial Services (1.3%)
Bank of America Credit Card Trust, Ser 2007-A7, Cl A7, 0.556%, 08/15/12(a)	750	728

Home Equity ABS (0.3%)
Residential Funding Mortgage Securities, Ser 2006-HSA1, Cl A1, 0.632%, 02/25/36(a)	178	157

Total Asset-Backed Securities		2,019

Collateralized Mortgage Obligations (18.3%)
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 3A1, 4.945%, 08/25/35(a)	314	236
Adjustable Rate Mortgage Trust, Ser 2005-7, Cl 7A21, 0.772%, 10/25/35(a)	265	153
Banc of America Commercial Mortgage, Inc., Ser 2004-2, Cl A2, 3.520%, 11/10/38	48	48
Banc of America Mortgage Securities, Ser 2003-F, Cl 1A1, 5.137%, 07/25/33(a)	752	592
Bear Stearns Alternative-A Trust, Ser 2005-9, Cl 25A1, 5.678%, 11/25/35(a)	481	255
Bear Stearns Alternative-A Trust, Ser 2006-2, Cl 23A1, 5.827%, 03/25/36(a)	559	215
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	345	343
Citicorp Mortgage Securities, Inc., Ser 2005-5, Cl 2A3, 5.000%, 08/25/20	185	177
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.221%, 07/15/36	699	696
Fannie Mae, Ser 2003-35, Cl KA, 4.000%, 04/25/17	442	451
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.400%, 09/25/35(a)	463	211
First Horizon Mortgage Pass-Through Trust, Ser 2004-AR4, Cl 2A1, 4.374%, 08/25/34(a)	720	576
GMAC Commercial Mortgage Securities, Inc., Ser 2004-C2, Cl A2, 4.760%, 08/10/38	275	262
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.404%, 06/10/36	169	169
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	495	477
Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl A2, 5.117%, 04/10/37	225	202
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CBX, Cl A3, 4.184%, 01/12/37	349	339
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A1, 4.116%, 03/15/46	6	6
LB-UBS Commercial Mortgage Trust, Ser 2002-C4, Cl A3, 4.071%, 09/15/26	590	574
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	500	474
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A1, 5.195%, 03/12/44	278	276
Provident Funding Mortgage Loan Trust, Ser 2004-1, Cl 1A1, 3.869%, 04/25/34(a)	451	375
SunTrust Adjustable Rate Mortgage Loan Trust, Ser 2007-S1, Cl 1A, 4.983%, 01/25/37(a)	1,555	1,175
Thornburg Mortgage Securities Trust, Ser 2006-6, Cl A1, 0.632%, 11/25/46(a)	322	276

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR10, Cl 2A14, 4.108%, 06/25/35	755	752
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.240%, 04/25/36(a)	660	396
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.237%, 04/25/36(a)	640	388

Total Collateralized Mortgage Obligations		10,094

Corporate Bonds (35.6%)
Aerospace/Defense (0.8%)
Raytheon Co., 4.850%, 01/15/11	175	181
United Technologies Corp., 4.375%, 05/01/10	250	256

		437

Auto Parts & Equipment (0.3%)
Johnson Controls, Inc., 5.250%, 01/15/11(b)	150	145

Banks (11.0%)
American Express Bank, 0.581%, 04/26/10(a)	750	703
Bank of America Corp., 1.401%, 08/13/10(a)	850	796
Bank of America Corp., 7.400%, 01/15/11	145	135
Bank of America Corp., Ser L, 3.125%, 06/15/12, MTN	205	212
Bank of New York Mellon Corp., Ser G, 1.247%, 06/29/10, MTN(a)	1,000	970
JPMorgan Chase & Co., 6.750%, 02/01/11	265	270
PNC Funding Corp., 1.875%, 06/22/11	175	176
U.S. Bancorp, Ser P, 1.625%, 02/04/10, MTN(a)	825	827
UBS AG Stamford, 1.115%, 07/23/09(a)	760	756
Wachovia Corp., 5.300%, 10/15/11	290	286
Wachovia Corp., Ser G, 1.229%, 07/26/10(a)	850	798
Wells Fargo & Co., 3.000%, 12/09/11	120	124

		6,053

Consumer Staples (0.5%)
Kellogg Co., Ser B, 6.600%, 04/01/11	250	267

Diversified Financial Services (13.3%)
Allstate Life Global Funding Trust, 1.861%, 02/26/10, MTN(a)	925	890
BHP Billiton Finance USA Ltd., 5.125%, 03/29/12	120	122
BP Capital Markets PLC, 3.125%, 03/10/12	200	201
Caterpillar Financial Services Corp., 1.691%, 02/08/10, MTN(a)	650	637
Caterpillar Financial Services Corp., 5.750%, 02/15/12, MTN	225	225
Citigroup, Inc., 6.500%, 01/18/11	200	191
CME Group, Inc., 1.886%, 08/06/10(a)	770	752
Credit Suisse (USA), Inc., 5.250%, 03/02/11	350	354
General Electric Capital Corp., Ser A, 5.200%, 02/01/11, MTN	380	378
Goldman Sachs Group, Inc. (The), 6.875%, 01/15/11	265	268
Goldman Sachs Group, Inc. (The), 1.625%, 07/15/11	275	275
Goldman Sachs Group, Inc. (The), Ser B, 1.332%, 06/28/10(a)	1,125	1,072
International Lease Finance Corp., Ser Q, 5.450%, 03/24/11(b)	200	135
JPMorgan Chase & Co., 1.256%, 01/17/11(a)	430	410
JPMorgan Chase & Co., 1.650%, 02/23/11	400	402
JPMorgan Chase & Co., 2.200%, 06/15/12	200	202
Lehman Brothers Holdings, Inc., 0.000%, 04/12/09(a)(c)	850	102
Lehman Brothers Holdings, Inc., Ser G, 4.250%, 01/27/10, MTN(c)	300	38
Merrill Lynch & Co., Inc., Ser C, 1.291%, 05/08/09(a)	650	646

		7,300

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Industrials (1.1%)
Dover Corp., 6.500%, 02/15/11	225	239
Ingersoll-Rand Global Holding Co., Ltd., 2.731%, 08/13/10(a)	425	395

		634

Information Technology (0.3%)
Hewlett-Packard Co., 4.250%, 02/24/12	190	195

Insurance (1.7%)
Met Life Global Funding I, 1.972%, 06/25/10(a)(d)	1,000	916

Media (1.1%)
Comcast Cable Communication, Inc., 6.750%, 01/30/11	250	259
Cox Communications, Inc., 7.750%, 11/01/10	175	178
Time Warner, Inc., 6.750%, 04/15/11	170	172

		609

Oil & Gas (0.7%)
Enterprise Products Partners LP, Ser B, 4.625%, 10/15/09	195	194
XTO Energy, Inc., 5.000%, 08/01/10	200	199

		393

Pharmaceuticals (0.2%)
Eli Lilly & Co., 3.550%, 03/06/12	140	143

Pipelines (0.4%)
CenterPoint Energy Resources Corp., 7.750%, 02/15/11	125	127
DCP Midstream LLC, 7.875%, 08/16/10	124	126

		253

Retail (0.4%)
CVS Caremark Corp., 2.793%, 09/10/10(a)	215	209

Telecommunication Services (2.0%)
AT&T, Inc., 1.334%, 02/05/10(a)(b)	675	673
Rogers Wireless, Inc., 9.625%, 05/01/11	230	240
Verizon Communications, Inc., 7.250%, 12/01/10(b)	175	185

		1,098

Transportation (0.4%)
Union Pacific Corp., 6.650%, 01/15/11	200	209

Utilities (1.4%)
American Electric Power Co., Inc., Ser C, 5.375%, 03/15/10	200	202
Southern Co., Ser 08-A, 1.951%, 08/20/10(a)	555	554

		756

Total Corporate Bonds		19,617

U.S. Government Agencies (3.1%)
Fannie Mae (1.0%)
2.000%, 03/02/11, Callable 03/02/10 @ 100	550	551

Federal Home Loan Bank (0.7%)
1.625%, 01/21/11	395	397

Freddie Mac (1.4%)
3.125%, 10/25/10	750	773

Total U.S. Government Agencies		1,721

U.S. Government Agency Mortgages (29.0%)
Fannie Mae (18.4%)
6.792%, 07/01/09	442	442
4.303%, 05/01/32(a)	137	138
4.800%, 01/01/33(a)	367	373
5.028%, 01/01/33(a)	194	199
4.866%, 09/01/33(a)	249	253
4.857%, 10/01/33(a)	379	383
4.677%, 05/01/35(a)	669	679
4.784%, 11/01/35(a)	1,526	1,554
4.450%, 01/01/36(a)	2,624	2,641
4.630%, 02/01/36(a)	1,201	1,225
4.232%, 06/01/36(a)	547	561
5.397%, 11/01/37(a)	928	957
3.935%, 12/01/40(a)	736	722

		10,127

Freddie Mac (8.3%)
3.750%, 12/15/11	243	245
4.375%, 04/15/15	281	286
4.000%, 05/15/15	734	740
5.000%, 09/15/15	141	142
5.500%, 04/15/26	188	192
5.335%, 08/01/33(a)	269	277
4.284%, 03/01/34(a)	517	522
4.686%, 04/01/34(a)	115	116
6.070%, 02/01/35(a)	384	390
5.217%, 03/01/35(a)	762	785
6.203%, 09/01/36(a)	359	374
5.512%, 04/01/37(a)	509	529

		4,598

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Ginnie Mae (2.3%)
5.988%, 02/16/24(a)	84	85
3.701%, 06/16/25	1,159	1,169

		1,254

Total U.S. Government Agency Mortgages		15,979

U.S. Treasury Obligations (1.6%)
U.S. Treasury Notes (1.6%)
4.500%, 02/28/11	415	444
1.375%, 02/15/12	400	403

Total U.S. Treasury Obligations		847

Short-Term Investment (1.8%)
RidgeWorth Funds Securities Lending Joint Account(e)(f)	1,019	1,019

Total Short-Term Investment		1,019

Money Market Funds (8.3%)
Federated Government Obligations Money Market Fund	2,400,801	2,401
RidgeWorth Institutional Cash Management Money Market Fund(f)	2,162,846	2,163

Total Money Market Funds		4,564

Total Investments (Cost $59,393)(g) — 101.4%		55,860
Liabilities in excess of other assets — (1.4)%		(772)

Net Assets — 100.0%		$55,088

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $998.

(c)	Security in default.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 1.7% of net assets as of March 31, 2009.

(e)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

MTN	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Government Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (97.6%)
U.S. Treasury Bonds (17.2%)
8.000%, 11/15/21	12,600	18,644
7.125%, 02/15/23(a)	16,396	23,077
6.875%, 08/15/25	8,445	12,106
5.000%, 05/15/37	4,840	6,021

		59,848

U.S. Treasury Notes (80.4%)
4.375%, 12/15/10(a)	47,936	50,919
4.875%, 04/30/11	41,090	44,528
4.625%, 02/29/12(a)	22,830	25,135
2.750%, 02/28/13(a)	39,920	42,066
3.125%, 09/30/13	20,180	21,612
4.250%, 08/15/14(a)	24,000	27,165
5.125%, 05/15/16(a)	45,900	54,756
3.750%, 11/15/18(a)	12,908	14,071

		280,252

Total U.S. Treasury Obligations		340,100

Short-Term Investment (38.8%)
RidgeWorth Funds Securities Lending Joint Account(b)(c)	135,039	135,039

Total Short-Term Investment		135,039

Money Market Fund (1.6%)
RidgeWorth Institutional U.S. Government Securities Money Market Fund(c)	5,598,277	5,598

Total Money Market Fund		5,598

Total Investments (Cost $457,966)(d) — 138.0%		480,737
Liabilities in excess of other assets — (38.0)%		(132,407)

Net Assets — 100.0%		$348,330

(a)	This security or a partial position of the security was on loan as of March 31, 2009. The total value of securities on loan as of March 31, 2009, in thousands, was $132,590.

(b)	This security was purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2009 (See Note 2 in the Notes to Financial Statements).

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Government Securities Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agency Mortgages (87.6%)
Fannie Mae (73.1%)
6.792%, 07/01/09	965	964
5.159%, 11/01/10	687	695
6.200%, 01/01/11(a)	378	395
6.320%, 01/01/11(a)	592	616
6.524%, 02/01/11(a)	573	600
6.280%, 05/01/11(a)	694	732
6.555%, 04/01/12(a)	494	534
7.000%, 10/01/12	281	291
4.303%, 05/01/32(a)	156	157
4.673%, 10/01/32	169	172
5.434%, 12/01/32	34	35
4.800%, 01/01/33(a)	281	286
5.028%, 01/01/33(a)	318	326
4.744%, 04/01/33(a)	1,228	1,218
4.520%, 05/01/33(a)	471	479
6.255%, 05/01/33	36	37
4.866%, 09/01/33(a)	108	110
4.857%, 10/01/33(a)	391	395
5.210%, 10/01/33(a)	1,733	1,780
4.765%, 07/01/34(a)	1,100	1,122
4.663%, 08/01/34(a)	75	75
4.783%, 08/01/34(a)	4,031	4,054
4.828%, 01/01/35(a)	124	125
4.519%, 03/01/35(a)	1,531	1,539
4.677%, 05/01/35(a)	970	985
4.893%, 08/01/35(a)	1,343	1,369
4.519%, 09/01/35(a)	301	307
4.704%, 09/01/35(a)	41	42
4.784%, 11/01/35(a)	10,806	11,003
4.450%, 01/01/36(a)	6,803	6,846
4.630%, 02/01/36(a)	5,933	6,051
4.232%, 06/01/36(a)	782	801
4.518%, 06/01/36(a)	3,456	3,503
5.576%, 12/01/36(a)	531	547
5.436%, 01/01/37(a)	1,139	1,169
5.224%, 04/01/37(a)	1,371	1,407
4.915%, 10/01/37(a)	8,654	8,855
5.397%, 11/01/37(a)	2,256	2,326
4.080%, 09/01/39(a)	232	234
3.935%, 12/01/40(a)	4,172	4,094

		66,276

Freddie Mac (13.7%)
5.500%, 05/15/09	146	146
5.250%, 08/15/11	677	687
3.750%, 12/15/11	104	104
4.000%, 05/15/15	417	421
5.000%, 09/15/15	47	47
4.883%, 06/01/33	87	86
5.335%, 08/01/33(a)	269	277
4.284%, 03/01/34(a)	286	289
4.686%, 04/01/34(a)	72	73
3.540%, 05/01/34(a)	1,074	1,059
5.110%, 05/01/34(a)	332	339
4.118%, 07/01/34(a)	542	557
4.494%, 08/01/34(a)	662	674
5.002%, 10/01/34(a)	832	852
6.047%, 02/01/35(a)	252	256
6.070%, 02/01/35(a)	355	360
5.217%, 03/01/35(a)	1,680	1,730
4.451%, 04/01/35(a)	250	256
5.399%, 09/01/35(a)	1,618	1,656
6.203%, 09/01/36(a)	725	754
5.017%, 10/01/36(a)	1,205	1,233
5.512%, 04/01/37(a)	513	533
5.439%, 07/01/37	89	91

		12,480

Ginnie Mae (0.8%)
5.988%, 02/16/24(a)	21	21
3.701%, 06/16/25	696	701

		722

Total U.S. Government Agency Mortgages		79,478

Money Market Funds (11.8%)
Federated Government Obligations Money Market Fund	5,705,600	5,705
RidgeWorth Institutional U.S. Government Securities Money Market Fund(b)	4,989,585	4,990

Total Money Market Funds		10,695

Total Investments (Cost $89,803)(c) — 99.4%		90,173
Other assets in excess of liabilities — 0.6%		502

Net Assets — 100.0%		$90,675

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Affiliate investment.

(c)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (97.2%)
District of Columbia (1.5%)
Metropolitan Washington DC Airports Authority, Airport System, Ser A, RB, AMT, 5.500%, 10/01/27, Callable 10/01/11 @ 101, MBIA	1,000	943
Metropolitan Washington DC Airports Authority, Airport System, Ser B, RB, 5.000%, 10/01/26, Callable 10/01/19 @ 100, BHAC	2,000	2,006

		2,949

Virginia (95.7%)
Amherst County Service Authority, RB, 6.000%, 12/15/30, Callable 12/15/10 @ 102	1,000	990
Arlington County Industrial Development Authority Lease, Capital Project, RB, 5.000%, 08/01/13	1,370	1,529
Arlington County Industrial Development Authority, Hospital Facilities, RB, 5.500%, 07/01/17, Prerefunded 07/01/11 @ 101	1,225	1,351
Arlington County Industrial Development Authority, Resource Recovery, Ser B, RB, AMT, 5.250%, 01/01/10, Callable 06/01/09 @ 100.50, FSA	1,000	1,021
Arlington County Industrial Development Authority, Resource Recovery, Ser B, RB, AMT, 5.375%, 01/01/11, Callable 06/01/09 @ 100.50, FSA	2,785	2,861
Arlington County, GO, 5.000%, 03/15/15	4,500	5,168
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, Callable 05/01/16 @ 100, MBIA	2,890	2,955
Bristol Utility System, RB, 5.250%, 07/15/23, Callable 07/15/13 @ 100, MBIA	1,000	1,015
Chesapeake Water & Sewer, GO, 5.000%, 12/01/19, Callable 12/01/14 @ 101	2,465	2,670
Fairfax County Economic Development Authority, Residential Care Facilities, Goodwin House, Inc., RB, 4.700%, 10/01/24, Callable 10/01/17 @ 100	250	177
Fairfax County Economic Development Authority, Resource Recovery, Ser A, RB, AMT, 6.100%, 02/01/11, AMBAC	1,000	1,036
Fairfax County Redevelopment & Housing Authority, Affordable Housing, Ser A, RB, BAN, 4.000%, 03/01/13, Callable 03/01/11 @ 100	1,725	1,766
Fairfax County, Ser B, GO, 5.000%, 10/01/12	3,250	3,660
Fauquier County,, GO, 5.000%, 07/01/19, Callable 07/01/16 @ 100, MBIA	2,100	2,339
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, Callable 06/15/15 @ 100, MBIA	2,855	2,965
Hampton Golf Course, RB, 6.000%, 12/01/12	559	600
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23, Callable 04/01/18 @ 100	1,060	1,132
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24, Callable 04/01/18 @ 100	2,425	2,561
Hampton, Ser A, GO, 5.500%, 07/15/18, Callable 07/15/12 @ 101	1,275	1,392
Hampton, Ser A, GO, 5.000%, 04/01/22, Callable 04/01/15 @ 100, FGIC	1,000	1,046
Hanover County Industrial Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, MBIA	6,100	7,017

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.850%, 07/20/19, Callable 07/20/09 @ 102, GNMA	400	408
Henrico County Economic Development Authority, Public Facilities Lease, RB, 6.125%, 11/01/17, Callable 11/01/09 @ 102	1,280	1,340
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 6.500%, 06/01/22, Callable 06/01/12 @ 100	1,040	892
Henrico County Economic Development Authority, Residential Care Facilities, Westminster Canterbury, RB, 5.000%, 10/01/21, Callable 10/01/11 @ 100	1,375	1,144
Henrico County Economic Development Authority, Ser A, RB, 5.900%, 07/20/29, Callable 07/20/09 @ 102, GNMA	500	501
Henry County Public Service Authority, Water & Sewer, RB, 5.250%, 11/15/13, FSA	1,500	1,686
Isle Wight County, Ser B, GO, 5.500%, 07/01/20, Callable 01/01/19 @ 100	420	461
Isle Wight County, Ser B, GO, 5.250%, 07/01/22, Callable 01/01/19 @ 100	685	725
Isle Wight County, Ser B, GO, 5.375%, 07/01/23, Callable 01/01/19 @ 100	675	714
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, Callable 06/15/17 @ 100, FSA	2,215	2,357
Loudoun County Industrial Development Authority, Loudoun Hospital Center, RB, 6.000%, 06/01/22, Prerefunded 06/01/12 @ 101	1,040	1,200
Loudoun County Industrial Development Authority, Public Safety Facilities Lease, Ser A, RB, 5.250%, 12/15/17, Callable 06/15/14 @ 100, FSA	1,110	1,228
Loudoun County Industrial Development Authority, Residential Care Facilities, Ser A, RB, 6.000%, 08/01/24, Callable 08/01/14 @ 100	1,500	1,173
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/25, Callable 01/01/15 @ 100	3,165	3,288
Loudoun County, Ser B, GO, 5.000%, 06/01/14	3,500	3,999
Montgomery County Industrial Development Authority, RB, 5.500%, 01/15/18, Callable 01/15/12 @ 101, AMBAC	1,865	1,987
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, Callable 02/01/17 @ 100, FSA	2,225	2,422
Newport News, Ser B, GO, 5.250%, 07/01/15	3,000	3,465
Orange County Economic Development Authority Lease, RB, 4.750%, 02/01/22, Callable 02/01/17 @ 100, Assured Guaranty	2,000	2,044
Peninsula Ports Authority, Residential Care Facility, Ser A, RB, 7.375%, 12/01/23, Prerefunded 12/01/13 @ 100	3,520	4,330
Pittsylvania County, Ser B, GO, 5.625%, 03/01/15, Callable 03/01/11 @ 102, MBIA	1,000	1,084
Portsmouth, Ser A, GO, 5.000%, 04/01/14, MBIA	2,005	2,234
Portsmouth, Ser A, GO, 5.000%, 07/01/15, MBIA	2,285	2,563
Portsmouth, Ser B, GO, 5.250%, 07/15/24, Callable 07/15/19 @ 100	1,000	1,063
Rappahannock Regional Jail Authority, Grant Anticipation Notes, RB, 4.250%, 12/01/09, Callable 06/01/09 @ 100	500	501

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795	1,845
Richmond Industrial Development Authority, Student Housing, RB, 5.450%, 01/01/21, Callable 01/01/11 @ 102	1,000	1,009
Richmond, GO, 5.500%, 01/15/18, Callable 01/15/11 @ 101, FSA	3,755	3,962
Richmond, GO, 5.000%, 07/15/24, Callable 07/15/16 @ 100, FSA	1,435	1,515
Riverside Regional Jail Authority, RB, 4.250%, 07/01/10, Callable 07/01/09 @ 100	1,475	1,487
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/13, Callable 07/01/12 @ 100, MBIA	500	531
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/14, Callable 07/01/12 @ 100, MBIA	2,000	2,097
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/16, Callable 07/01/12 @ 100, MBIA	1,000	1,030
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/18, Callable 07/01/12 @ 100, MBIA	2,000	2,045
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/21, Callable 07/01/12 @ 100, MBIA	1,000	1,011
Roanoke, Ser B, GO, 5.000%, 02/01/24, Callable 02/01/15 @ 101	2,500	2,649
Spotsylvania County Water & Sewer, RB, 5.000%, 06/01/26, FSA	2,000	2,053
Stafford County & Staunton Industrial Development Authority, RB, 5.000%, 08/01/23, Callable 08/01/18 @ 100, XLCA	1,025	1,030
Stafford County & Staunton Industrial Development Authority, Ser B, RB, 5.000%, 08/01/25, Callable 08/01/17 @ 100, XLCA	3,330	3,286
Stafford County & Staunton Industrial Development Authority, Ser C, RB, 5.250%, 02/01/20, Callable 02/01/17 @ 100, XLCA	2,165	2,266
Suffolk Industrial Development Authority, Retirement Facilities, First Mortgage — Lake Prince Center, RB, 5.150%, 09/01/24, Callable 09/01/16 @ 100	1,750	1,289
Tobacco Settlement Financing Corp., RB, 4.000%, 06/01/13, Prerefunded 06/01/09 @ 100	320	322
Tobacco Settlement Financing Corp., RB, 5.250%, 06/01/19, Prerefunded 06/01/12 @ 100	2,300	2,419
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, Prerefunded 06/01/15 @ 100	4,905	5,483
Virginia Beach Development Authority, Ser A, RB, 5.375%, 08/01/16, Callable 08/01/12 @ 100	1,650	1,783
Virginia Beach, Ser B, GO, 5.000%, 05/01/13	2,500	2,824
Virginia Beach, Ser C, GO, 5.000%, 09/15/16	2,325	2,695
Virginia College Building Authority, Educational Facilities Project, Ser A, RB, 5.000%, 02/01/15, Callable 02/01/14 @ 100	5,000	5,569
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, Callable 01/01/16 @ 100	3,090	3,576

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia College Building Authority, Public Higher Educational Financing Program, Ser A, RB, 5.000%, 09/01/17, Callable 09/01/16 @ 100	3,000	3,382
Virginia College Building Authority, Public Higher Educational Financing Program, Ser B, RB, 5.000%, 09/01/13	3,000	3,395
Virginia Commonwealth Transportation Board, Northern Virginia Transportation District, Ser A, RB, 5.000%, 05/15/14	3,000	3,407
Virginia Commonwealth Transportation Board, Ser A, RB, 5.375%, 05/15/12, Callable 05/15/11 @ 100	1,000	1,077
Virginia Housing Development Authority, Multifamily, Ser E, RB, AMT, 5.350%, 11/01/11, Callable 05/01/09 @ 101	1,250	1,265
Virginia Housing Development Authority, Multifamily, Ser H, RB, AMT, 5.625%, 11/01/18, Callable 11/01/09 @ 100	3,500	3,441
Virginia Housing Development Authority, Multifamily, Ser I, RB, AMT, 4.875%, 11/01/12, Callable 05/01/09 @ 101	1,950	1,971
Virginia Polytechnic Institute & State University, Ser D, RB, 5.125%, 06/01/21, Callable 06/01/14 @ 101, AMBAC	2,095	2,251
Virginia Public School Authority, 1997, Ser A, RB, 2.500%, 08/01/13	725	744
Virginia Public School Authority, 1997, Ser A, RB, 5.000%, 08/01/24, Callable 08/01/14 @ 100	1,000	1,042
Virginia Public School Authority, Special Obligation, RB, 5.000%, 07/15/26, Callable 07/15/18 @ 100	2,000	2,087
Virginia Resources Authority, Senior Infrastructure, Ser B, RB, 5.000%, 11/01/26, Callable 11/01/14 @ 100	2,185	2,247
Virginia Resources Authority Infrastructure, Pooled Financing Program, Ser B, RB, 5.000%, 11/01/21, Callable 11/01/17 @ 100	1,230	1,353
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/16	2,030	2,341
Virginia State Housing Development Authority, Commonwealth Mortgage, Ser E, RB, 6.000%, 07/01/25, Callable 07/01/18 @ 100, GO of Authority	2,500	2,610
Virginia State, Ser A, GO, 5.000%, 06/01/19, Callable 06/01/14 @ 100	3,170	3,443
Western Regional Jail Authority, Jail Facilities, RB, 4.125%, 12/01/09, Callable 06/01/09 @ 100	750	752
Western Regional Jail Authority, Jail Facilities, RB, 4.750%, 06/01/23, Callable 06/01/17 @ 100, MBIA	2,255	2,301
Winchester, GO, 5.000%, 11/01/18, Callable 11/01/15 @ 100, FGIC	2,000	2,177
York County Industrial Development Authority, Pollution Control Project, RB, 5.500%, 07/01/09, Callable 05/11/09 @ 100	740	742

		183,864

Total Municipal Bonds		186,813

Money Market Fund (2.9%)
Federated Virginia Municipal Cash Trust, Institutional Class	5,540,684	5,541

Total Money Market Fund		5,541

Total Investments (Cost $186,518)(a) — 100.1%		192,354
Liabilities in excess of other assets — (0.1)%		(268)

Net Assets — 100.0%		$192,086

(a)	Represents cost for financial reporting purposes.

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Virginia Intermediate Municipal Bond Fund — concluded

AMT	Alternative Minimum Tax Paper

BHAC	Security guaranteed by Berkshire Hathaway Assurance Corporation

FGIC	Security guaranteed by Financial Guaranty Insurance Company

FSA	Security guaranteed by Financial Security Assurance

GNMA	Security guaranteed by Government National Mortgage Association

GO	General Obligation

MBIA	Security guaranteed by Municipal Bond Insurance Association

RB	Revenue Bond

XLCA	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Certificates of Deposit (16.7%)
Banks (12.4%)
Abbey National LLC, 0.340%, 05/22/09	50,000	50,000
Bank of America Corp., 0.500%, 06/11/09(a)	70,000	70,000
Bank of Nova Scotia, 0.700%, 05/26/09	45,300	45,301
BNP Paribas, 0.960%, 05/12/09	40,000	40,000
BNP Paribas, 0.970%, 05/22/09	25,000	25,000
BNP Paribas, 1.040%, 06/10/09	50,000	50,000
BNP Paribas, 0.970%, 06/26/09	37,500	37,500
Chase Bank USA N.A., 0.550%, 06/17/09	31,500	31,500
Lloyds TSB Bank PLC, 0.940%, 05/19/09	55,400	55,400
Lloyds TSB Bank PLC, 1.140%, 06/22/09	56,200	56,200
Rabobank, 0.700%, 05/27/09	37,570	37,571
Rabobank, 0.750%, 06/26/09	36,500	36,501
Rabobank, 0.740%, 07/28/09	22,500	22,500
Royal Bank of Canada, 0.550%, 06/10/09	22,500	22,500
Royal Bank of Canada, 0.690%, 07/02/09	70,000	70,000
Royal Bank of Scotland, 1.040%, 05/18/09	32,500	32,500
Royal Bank of Scotland, 1.370%, 06/16/09	37,500	37,500
Societe Generale, 0.850%, 07/22/09	35,000	35,000
Toronto-Dominion Bank, 0.500%, 05/04/09	70,000	70,000
Toronto-Dominion Bank, 0.620%, 06/02/09	80,000	80,001

		904,974

Diversified Financial Services (4.3%)
Barclays Bank PLC, 1.150%, 04/28/09	40,000	40,000
Barclays Bank PLC, 1.550%, 06/10/09	38,300	38,300
Barclays Bank PLC, 1.150%, 06/15/09	37,500	37,500
Calyon North America, Inc., 0.980%, 05/14/09	40,000	40,000
Calyon North America, Inc., 1.100%, 05/18/09	35,000	35,000
Calyon North America, Inc., 0.820%, 06/22/09	38,000	38,000
UBS AG, 1.245%, 04/29/09	40,000	40,000
UBS AG, 1.305%, 05/27/09	45,000	45,000

		313,800

Total Certificates of Deposit		1,218,774

Commercial Paper (31.3%)
Banks (8.1%)
Australia & New Zealand Banking Group, 0.802%, 05/07/09(a)(c)	27,500	27,478
Australia & New Zealand Banking Group, 0.691%, 05/26/09(a)(c)	46,000	45,951
Australia & New Zealand Banking Group, 0.701%, 06/08/09(a)(c)	40,000	39,947
Bank of Nova Scotia, 0.541%, 04/30/09(c)	37,625	37,609
Bank of Nova Scotia, 0.711%, 05/13/09(c)	30,000	29,975
HSBC Bank USA, 0.400%, 04/02/09(c)	55,000	54,999
National Australia Bank Ltd., 0.450%, 04/06/09(a)(c)	35,000	34,998
National Australia Bank Ltd., 0.591%, 04/20/09(a)(c)	17,500	17,495
National Australia Bank Ltd., 0.671%, 05/08/09(a)(c)	40,000	39,972
National Australia Bank Ltd., 0.691%, 05/11/09(a)(c)	17,500	17,487
Royal Bank of Canada, 0.431%, 05/04/09(c)	55,000	54,978
Societe Generale, 0.741%, 05/06/09(c)	37,500	37,473
Societe Generale, 1.023%, 06/03/09(c)	35,000	34,938
Societe Generale, 1.044%, 06/30/09(c)	43,000	42,888
State Street Corp., 0.550%, 04/07/09(c)	50,000	49,995

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

State Street Corp., 0.580%, 04/14/09(c)	25,000	24,995

		591,178

Diversified Financial Services (18.7%)
Alcon Capital Corp., 0.340%, 04/20/09(a)(c)	16,000	15,997
Alcon Capital Corp., 0.180%, 05/12/09(a)(c)	16,930	16,926
Allianz Finance Corp., 0.400%, 04/01/09(a)(c)	40,000	40,000
Allianz Finance Corp., 0.500%, 05/11/09(a)(c)	35,000	34,981
ASB Finance Corp., 1.550%, 07/13/09(a)(b)	50,000	50,000
BP Capital Markets PLC, 0.401%, 06/22/09(a)(c)	19,500	19,482
CBA Delaware Finance, Inc., 0.490%, 05/11/09(c)	31,500	31,483
European Investment Bank, 0.300%, 04/09/09(c)	19,250	19,249
European Investment Bank, 0.280%, 07/01/09(c)	50,000	49,965
Falcon Asset Securitization Corp., 0.450%, 04/03/09(a)(c)	33,000	32,999
Falcon Asset Securitization Corp., 0.400%, 04/24/09(a)(c)	40,000	39,990
ING (U.S.) Funding LLC, 0.400%, 04/08/09(c)	35,000	34,997
ING (U.S.) Funding LLC, 0.440%, 04/22/09(c)	35,000	34,991
JPMorgan Chase & Co., 0.350%, 04/01/09(a)(c)	31,000	31,000
JPMorgan Chase & Co., 0.551%, 05/20/09(a)(c)	50,000	49,963
KfW, 0.290%, 05/19/09(a)(c)	62,000	61,976
KfW, 0.410%, 05/28/09(a)(c)	50,000	49,967
KfW, 0.551%, 07/01/09(a)(c)	32,000	31,955
Market Street Funding Corp., 0.450%, 04/03/09(a)(c)	26,000	25,999
Market Street Funding Corp., 0.500%, 04/08/09(a)(c)	33,000	32,997
Market Street Funding Corp., 0.400%, 04/16/09(a)(c)	32,500	32,495
Nestle Capital Corp., 0.350%, 06/17/09(a)(c)	35,000	34,974
Novartis Finance, 0.190%, 04/09/09(a)(c)	41,000	40,998
Old Line Funding LLC, 0.450%, 04/02/09(a)(c)	54,433	54,432
Old Line Funding LLC, 0.450%, 04/15/09(a)(c)	20,000	19,996
Park Avenue Receivables Corp., 0.450%, 04/02/09(a)(c)	12,700	12,700
Park Avenue Receivables Corp., 0.450%, 04/09/09(a)(c)	28,653	28,650
Park Avenue Receivables Corp., 0.450%, 04/14/09(a)(c)	33,000	32,995
Park Avenue Receivables Corp., 0.450%, 04/16/09(a)(c)	13,000	12,998
Park Avenue Receivables Corp., 0.400%, 04/22/09(a)(c)	22,000	21,995
Procter & Gamble International Funding SCA, 0.551%, 06/03/09(a)(c)	37,000	36,964
Procter & Gamble International Funding SCA, 0.390%, 06/08/09(a)(c)	37,000	36,973
Siemens Capital Co. LLC, 0.280%, 04/02/09(a)(c)	37,500	37,500
Southern Funding Corp., 0.310%, 04/16/09(a)(c)	12,000	11,998
Total Capital, 0.601%, 06/03/09(a)(c)	36,500	36,462
UBS Finance Delaware LLC, 1.302%, 05/13/09(c)	30,000	29,955
Unilever Capital Corp., 0.280%, 05/18/09(a)(c)	13,000	12,995
Unilever Capital Corp., 0.290%, 05/28/09(a)(c)	13,000	12,994
Unilever Capital Corp., 0.290%, 06/01/09(a)(c)	13,000	12,994
Unilever Capital Corp., 0.210%, 06/15/09(a)(c)	19,000	18,992
Westpac Banking Corp., 3.455%, 06/18/09(a)	50,000	50,001
Westpac Banking Corp., 0.702%, 06/30/09(a)(c)	60,000	59,895

		1,354,873

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care (2.2%)
Abbott Laboratories, 0.310%, 05/04/09(a)(c)	24,000	23,993
Abbott Laboratories, 0.120%, 05/05/09(a)(c)	40,000	39,995
Pfizer, Inc., 0.310%, 05/05/09(a)(c)	12,500	12,496
Pfizer, Inc., 0.360%, 06/11/09(a)(c)	12,000	11,992
Roche Holdings, Inc., 0.300%, 05/15/09(a)(c)	19,500	19,493
Roche Holdings, Inc., 0.300%, 05/19/09(a)(c)	16,250	16,244
Roche Holdings, Inc., 0.350%, 06/16/09(a)(c)	37,000	36,973

		161,186

Industrials (1.1%)
Emerson Electric Co., 0.330%, 05/11/09(a)(c)	10,000	9,996
Emerson Electric Co., 0.300%, 05/13/09(a)(c)	13,000	12,995
Emerson Electric Co., 0.300%, 05/19/09(a)(c)	20,000	19,992
Emerson Electric Co., 0.320%, 05/20/09(a)(c)	14,000	13,994
Illinois Tool Works, Inc., 0.400%, 04/02/09(a)(c)	14,000	14,000
Illinois Tool Works, Inc., 0.380%, 04/06/09(a)(c)	10,000	10,000

		80,977

Oil & Gas (1.2%)
ConocoPhillips, 0.250%, 04/20/09(a)(c)	70,000	69,991
Shell International Finance BV, 0.400%, 06/24/09(a)(c)	17,000	16,984

		86,975

Total Commercial Paper		2,275,189

Corporate Bonds (9.8%)
Banks (3.7%)
Commonwealth Bank of Australia, 1.406%, 06/04/09(a)(b)	71,000	71,000
International Bank for Reconstruction & Development, 1.186%, 02/08/10(b)	80,000	80,031
Rabobank, 1.255%, 08/04/09, MTN(a)(b)	50,000	50,000
Wells Fargo Bank N.A., 0.656%, 08/19/09(b)	70,000	70,000

		271,031

Diversified Financial Services (3.1%)
American Honda Finance Corp., 1.565%, 04/02/09, MTN(a)(b)	50,000	50,000
Credit Suisse (USA), Inc., 0.483%, 06/05/09(b)	20,000	19,933
Toyota Motor Credit Corp., 0.584%, 09/11/09, MTN(b)	50,000	50,000
Toyota Motor Credit Corp., Ser B, 1.181%, 06/02/09, MTN(b)	71,700	71,701
Westpac Banking Corp., 1.451%, 05/26/09(b)	38,000	37,998

		229,632

Insurance (2.2%)
New York Life Global Funding, 1.331%, 05/13/09, MTN(a)(b)	100,000	100,000
New York Life Global Funding, 1.366%, 09/04/09, MTN(a)(b)	58,500	58,500

		158,500

Oil & Gas (0.8%)
BP AMI Leasing, Inc., 1.236%, 06/26/09(a)(b)	57,000	57,001

Total Corporate Bonds		716,164

Master Notes (1.0%)
Promissory Note (1.0%)
SunTrust Bank, Inc. Promissory Note, 1.256%, 09/30/09(b)(d)(e)	70,000	70,000

Total Master Notes		70,000

U.S. Government Agencies (23.6%)
Fannie Mae (4.1%)
0.270%, 04/15/09(c)	55,000	54,994
0.162%, 05/18/09(c)	50,000	49,990
0.421%, 09/23/09(c)	24,450	24,400
3.875%, 12/10/09	16,350	16,688
0.949%, 02/03/10(c)	75,000	74,397
1.244%, 07/13/10(b)	75,000	74,940

		295,409

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Federal Home Loan Bank (8.5%)
0.183%, 04/06/09(c)	80,000	79,998
2.650%, 06/04/09	25,000	24,994
0.960%, 01/13/10(b)	23,500	23,495
0.506%, 01/19/10(b)	135,375	135,125
1.211%, 02/19/10(b)	22,000	22,024
0.840%, 03/11/10(b)	36,500	36,496
0.890%, 03/11/10(b)	80,000	80,000
0.957%, 03/23/10(b)	65,000	65,000
0.947%, 04/01/10(b)	75,000	75,000
0.877%, 04/05/10(b)	75,000	75,000

		617,132

Freddie Mac (11.0%)
0.223%, 04/01/09(c)	82,000	82,000
0.290%, 04/03/09(c)	26,000	26,000
0.200%, 04/13/09(c)	70,621	70,616
0.375%, 04/27/09(c)	50,000	49,986
0.602%, 09/14/09(c)	75,000	74,792
0.714%, 09/21/09(c)	117,900	117,562
1.087%, 09/25/09(b)	80,000	80,120
0.735%, 10/23/09(c)	75,000	74,692
1.250%, 12/17/09, Callable 06/17/09 @ 100 , MTN	13,000	13,018
3.125%, 02/04/10	16,500	16,786
1.250%, 03/12/10, Callable 05/18/09 @ 100 , MTN	115,000	114,993
1.250%, 03/18/10, Callable 09/18/09 @ 100 , MTN	80,000	80,000

		800,565

Total U.S. Government Agencies		1,713,106

Repurchase Agreements (1.2%)
Bank of America Securities, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $27,239 (collateralized by U.S. Government Agencies; DN, due 09/24/10-05/15/16; total market value $27,784)	27,239	27,239
BNP Paribas, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $32,711 (collateralized by U.S. Government Agencies; DN-5.750%, due 04/01/09-03/03/23; total market value $33,370)	32,711	32,711
Deutsche Bank, 0.190%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $1,598 (collateralized by FNMA; 5.380%, due 10/29/15; total market value $1,630)	1,598	1,598
HSBC Securities, Inc., 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $26,583 (collateralized by FHLMC; DN, due 01/04/10; total market value $27,118)	26,583	26,583
UBS Warburg LLC, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $2,350 (collateralized by FHLMC; 2.500%, due 01/07/14; total market value $2,398)	2,350	2,350

Total Repurchase Agreements		90,481

Money Market Funds (13.6%)
Dreyfus Cash Management	250,000,000	250,000
Federated Prime Cash Obligations Fund	250,000,000	250,000
Federated Prime Obligations Fund	250,000,000	250,000
Goldman Sachs Financial Square Fund — Prime Obligations Fund	4,500,000	4,500
JPMorgan Prime Money Market Fund	232,500,000	232,500

Total Money Market Funds		987,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Prime Quality Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Time Deposits (6.4%)
BNP Paribas, 0.230%, 04/01/09(b)	167,277	167,277
Calyon, 0.313%, 04/01/09(b)	111,701	111,701
Societe Generale, 0.250%, 04/01/09(b)	183,920	183,920

Total Time Deposits		462,898

Total Investments (Cost $7,533,612)(f) — 103.6%		7,533,612
Liabilities in excess of other assets — (3.6)%		(260,318)

Net Assets — 100.0%		$7,273,294

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 29.7% of net assets as of March 31, 2009.

(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(c)	Rate represents the effective yield at purchase.

(d)	The Fund’s adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the fund as of March 31, 2009 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)
SunTrust Banks, Inc.	09/19/08	70,000	70,000	70,000	0.96

Subsequent to March 31, 2009, the security was sold at par value plus accrued interest.

(e)	Affiliate investment.

(f)	Aggregate cost for federal income tax and financial reporting purposes is the same.

DN	Discount Note

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

MTN	Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (97.7%)
Alabama (1.7%)
Birmingham Medical Clinic Board, University of Alabama Health Services Foundation P.C., RB, 0.530%, 10/01/28, LOC:
Southtrust Bank N.A.(a)	13,250	13,250
Decatur Educational Building Authority, St. Ann’s School Project, RB, 0.620%, 12/01/27, LOC:
Southtrust Bank N.A.(a)	2,440	2,440
Lower Alabama Gas, District Gas Supply, Class A, RB, 0.710%, 11/01/09, LOC:
Societe Generale(a)(b)	2,217	2,217
West Jefferson Industrial Development Board Pollution Control, Power Co. Project, RB, 0.700%, 06/01/28(a)	15,000	15,000

		32,907

Arizona (0.3%)
JPMorgan Chase Putters/ Drivers Trust Various States, Ser 3307, RB, 0.470%, 01/01/33, LOC:
JPMorgan Chase Bank(a)(b)	3,300	3,300
Salt River Project Agricultural Improvement & Power District Electric Systems, Ser C, RB, 5.500%, 01/01/10	3,000	3,113

		6,413

Arkansas (0.2%)
Sheridan IDR, Kohler Project, RB, 0.570%, 08/01/09, LOC: Wachovia Bank N.A.(a)	3,250	3,250

California (0.3%)
Los Angeles Unified School District, Tax & Revenue Anticipation Notes, Ser A, GO, 3.000%, 07/30/09	6,000	6,029

Colorado (3.6%)
Castle Rock, COP, 0.550%, 09/01/37, LOC: Wells Fargo Bank N.A.(a)	15,000	15,000
Colorado Educational & Cultural Facilities Authority, National Jewish BD Program, RB, 0.500%, 09/01/35, LOC: U.S. Bank N.A.(a)	30,590	30,590
Colorado Educational & Cultural Facilities Authority, National Jewish BD Program, RB, 0.500%, 07/01/36, LOC: JPMorgan Chase Bank(a)	8,120	8,120
Colorado Educational & Cultural Facilities Authority, National Jewish Federation, Ser A13, RB, 0.350%, 05/01/38, LOC: Bank of America N.A.(a)	14,800	14,800

		68,510

Delaware (0.9%)
Delaware State Economic Development Authority, Peninsula United, Ser A, RB, 0.360%, 05/15/37, LOC: PNC Bank N.A.(a)	17,000	17,000

District of Columbia (3.6%)
District of Columbia, Abraham & Laura Lisner Home For Aged Women, RB, 0.550%, 07/01/22, LOC: Bank of America N.A.(a)	3,000	3,000
District of Columbia, American Educational Research Association, RB, 0.570%, 07/01/37, LOC:
Wachovia Bank N.A.(a)	7,250	7,250
District of Columbia, Center for Strategic & International Studies, Inc., RB, 0.490%, 03/01/38, LOC: PNC Bank N.A.(a)	6,730	6,730
District of Columbia, Howard Road Academy Public Charter School, Inc., RB, 0.550%, 12/01/24, LOC:
Bank of America N.A.(a)	2,205	2,205

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
District of Columbia—continued

District of Columbia, The Pew Charitable Trusts, Ser A, RB, 0.490%, 04/01/38, LOC: PNC Bank N.A.(a)	47,000	47,000
District of Columbia, Thurgood Marshall Center Trust, RB, 0.550%, 11/01/27, LOC: Branch Banking & Trust Co.(a)	2,970	2,970

		69,155

Florida (3.3%)
De Soto County Industrial Development, Tremron Project, RB, 0.700%, 11/01/15, LOC: Branch Banking & Trust Co.(a)	2,800	2,800
Jacksonville Economic Development Commission, Goodwill Industries of North Florida Project, RB, 0.620%, 07/01/23, LOC:
Southtrust Bank N.A.(a)	3,415	3,415
Jacksonville Health Facilities Authority, Southern Baptist Hospital of Florida, Inc., Ser E, RB, 0.500%, 08/15/27, LOC: Branch Banking & Trust Co.(a)	7,000	7,000
Miami-Dade County Industrial Development Authority, Gulliver Schools Project, RB, 0.570%, 09/01/29, LOC: Bank of America N.A.(a)	6,550	6,550
North Broward Hospital District, Ser A, RB, 0.410%, 01/15/31, LOC: TD Bank N.A.(a)	17,000	17,000
Palm Beach County IDR, Boca Raton Jewish Community Day School, Inc., RB, 0.570%, 09/01/20, LOC: Wachovia Bank N.A.(a)	2,515	2,515
Palm Beach County, Caron Foundation of Florida, Inc. Project, RB, 0.570%, 01/01/28, LOC: Wachovia Bank N.A.(a)	9,215	9,215
Santa Rosa County Health Facilities Authority, Baptist Hospital, Inc. Project, RB, 0.550%, 10/01/21, LOC: Bank of America N.A.(a)	6,400	6,400
Sarasota County Public Hospital District, Sarasota Memorial Hospital, Ser A, RB, 0.300%, 07/01/37, LOC: Northern Trust Co.(a)	8,875	8,875

		63,770

Georgia (3.3%)
Columbia County Development Authority, Augusta Preparatory Day School, Inc., RB, 0.570%, 08/01/18, LOC: Wachovia Bank N.A.(a)(b)	2,700	2,700
Columbia County Elderly Authority Residential Care Facilities, Resource Center on Aging, RB, 0.570%, 01/01/21, LOC: Wachovia Bank N.A.(a)	5,460	5,460
Fayette County Development Authority Educational Facilities, Catholic School Properties, Inc. Project, RB, 0.480%, 04/01/24, LOC: Wachovia Bank N.A.(a)	13,250	13,250
Fulton County Development Authority Educational Facilities, Catholic School Properties, Inc., RB, 0.470%, 04/01/24, LOC:
Wachovia Bank N.A.(a)(b)	6,830	6,830
Fulton County Development Authority, Kings Ridge Christian School, RB, 0.550%, 05/01/26, LOC: Branch Banking & Trust Co.(a)	3,000	3,000
Glynn-Brunswick Memorial Hospital Authority, Kings Bay Community Hospital, Inc., Ser B, RB, 0.500%, 08/01/38, LOC: Branch Banking & Trust Co.(a)	10,000	10,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Gwinnett County School District, GO, 5.000%, 02/01/10	11,500	11,911
Lowndes County, Sales Tax, GO, 3.500%, 04/01/09, FSA	6,480	6,480
Toombs County Hospital Authority, Meadows Regional Medical Center Project, RB, 0.550%, 12/01/17, LOC: Branch Banking & Trust Co.(a)	3,600	3,600

		63,231

Hawaii (1.2%)
Hawaii Pacific Health Special Purpose, Department of Budget & Finance, Ser B, RB, 0.580%, 07/01/33, LOC: Bank of Nova Scotia(a)	4,750	4,750
Hawaii Pacific Health Special Purpose, Department of Budget & Finance, Ser B-2, RB, 0.580%, 07/01/33, LOC: Bank of Nova Scotia(a)	18,450	18,450

		23,200

Illinois (10.5%)
Illinois Development Finance Authority, RB, 0.550%, 01/01/29, LOC: Bank of America N.A.(a)	6,629	6,629
Illinois Educational Facilities Authority, ACI/Cultural Pooled Financing, RB, 0.550%, 07/01/29, LOC: Bank of America N.A.(a)	10,300	10,300
Illinois Educational Facilities Authority, Art Institute of Chicago, RB, 0.500%, 03/01/27, LOC: Northern Trust Co.(a)	14,800	14,800
Illinois Educational Facilities Authority, Field Museum Natural History, RB, 0.450%, 11/01/25, LOC:
Northern Trust Co.(a)(b)	8,300	8,300
Illinois Educational Facilities Authority, Museum of Science & Industry Project, RB, 0.530%, 11/01/15, LOC: Northern Trust Co.(a)	3,300	3,300
Illinois Finance Authority, Art Institute of Chicago, Ser B-2, RB, 0.500%, 09/01/38, LOC: Northern Trust Co.(a)	3,000	3,000
Illinois Finance Authority, Elmhurst College, RB, 0.550%, 02/01/42, LOC:
Bank of America N.A.(a)	5,000	5,000
Illinois Finance Authority, Elmhurst Memorial Healthcare, Ser B, RB, 0.500%, 01/01/48, LOC:
JPMorgan Chase Bank(a)	18,750	18,750
Illinois Finance Authority, Northwestern University, Subser B, RB, 0.580%, 12/01/34(a)	5,500	5,500
Illinois Finance Authority, RB, 0.550%, 05/18/09, LOC: JPMorgan Chase Bank	36,000	36,000
Illinois Finance Authority, Resurrection Health, Ser C, RB, 0.450%, 05/15/35, LOC: LaSalle Bank N.A.(a)	32,560	32,560
Illinois Finance Authority, Ser B, RB, 0.330%, 05/15/35, LOC: JPMorgan Chase Bank(a)	54,080	54,079
Illinois Finance Authority, University of Chicago Medical Center, Ser A-1, RB, 0.450%, 08/15/26, LOC: Wells Fargo Bank N.A.(a)	4,500	4,500

		202,718

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Indiana (3.0%)
Crawfordville IDR, National Service Industrial, Inc. Project, RB, 0.570%, 06/01/21, LOC: Wachovia Bank N.A.(a)(b)	4,000	4,000
Indiana Development Finance Authority, Indianapolis Museum of Art, RB, 0.500%, 02/01/37, LOC: JPMorgan Chase Bank(a)	20,300	20,300
Indiana Health Facility Financing Authority, Ascension, Ser E6, RB, 0.600%, 11/15/39(a)	19,000	19,000
Indiana Transportation Finance Authority, Airport Facilities Lease, Ser A, RB, 6.000%, 11/01/09, AMBAC	3,805	3,920
Marion Economic Development, Wesleyan University Project, RB, 0.550%, 06/01/36, LOC:
Bank of America N.A.(a)	10,000	10,000

		57,220

Iowa (0.5%)
Iowa Financing Authority, Diocese of Sioux City Project, RB, 0.470%, 03/01/19, LOC: Wells Fargo Bank N.A.(a)	5,515	5,515
Webster County Educational Facilities, St. Edmond Project, RB, 0.470%, 07/01/20, LOC: Wells Fargo Bank N.A.(a)	4,830	4,830

		10,345

Kentucky (1.5%)
Boyle County College, Centre College Project, Ser A, RB, 0.490%, 06/01/37, LOC:
PNC Bank N.A.(a)	24,000	24,000
Simpson County Hospital, The Medical Center at Franklin, Inc., RB, 0.550%, 06/01/36, LOC: Branch Banking & Trust Co.(a)	4,520	4,520

		28,520

Louisiana (0.9%)
East Baton Rouge Parish Industrial Development Board, Inc., RB, 0.550%, 02/01/28, LOC: Bank of America N.A.(a)	13,600	13,600
Louisiana Local Government Environmental Facilities and Community Development, SRL Holdings LLC Project, RB, 0.550%, 02/01/32, LOC: Branch Banking & Trust Co.(a)	3,680	3,680

		17,280

Maryland (3.1%)
Maryland State Economic Development Corp., YMCA of Central Maryland, Inc. Project, RB, 0.550%, 04/01/28, LOC: Branch Banking & Trust Co.(a)	3,300	3,300
Maryland State Health & Higher Education Facilities Authority, Howard County General Hospital, RB, 0.430%, 07/01/46, LOC: PNC Bank N.A.(a)	8,000	8,000
Maryland State Health & Higher Education Facilities Authority, Johns Hopkins Health System, Ser A, RB, 0.430%, 05/15/27, LOC:
PNC Bank N.A.(a)	5,000	5,000
Maryland State Health & Higher Education Facilities Authority, Mercy Medical Center, RB, 0.350%, 07/01/34, LOC: Bank of America N.A.(a)	20,000	20,000
Maryland State Health & Higher Education Facilities Authority, Severn School, Inc., RB, 0.490%, 07/01/36, LOC: PNC Bank N.A.(a)	7,500	7,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland State Health & Higher Education Facilities Authority, Upper Chesapeake Hospital, Ser B, RB, 0.470%, 01/01/43, LOC: Branch Banking & Trust Co.(a)	6,055	6,055
Montgomery County Economic Development, American Gastroenterological Association, RB, 0.570%, 03/01/32, LOC: Wachovia Bank N.A.(a)	2,410	2,410
Montgomery County Housing Opportunities Commission Housing, Ser A, RB, 2.000%, 01/01/10, County Guaranteed FHA	7,000	7,050

		59,315

Massachusetts (3.0%)
Massachusetts Bay Transportation Authority Sales Tax, Ser A, RB, 2.000%, 07/01/30(a)	9,000	9,104
Massachusetts School Building Authority, RB, 0.400%, 04/15/09, LOC: Bank of Nova Scotia	13,385	13,385
Massachusetts School Building Authority, RB, 0.500%, 06/02/09	25,315	25,315
Massachusetts State Health & Educational Facilities Authority, Capital Asset Program, Ser M-2, RB, 0.450%, 07/01/31, LOC: Fleet National Bank(a)	8,000	8,000
Massachusetts State Industrial Finance Agency, Automatic Data Processing, Inc., RB, 1.050%, 12/01/19(a)	1,000	1,000

		56,804

Michigan (2.7%)
Board of Trustees of Michigan State University, RB, 0.400%, 04/02/09	12,500	12,500
Michigan State Hospital Finance Authority, Ascension Health Credit, Ser A, RB, 6.250%, 11/15/15, Prerefunded 11/15/09 @ 101, MBIA	20,000	20,759
Michigan State Hospital Finance Authority, Ascension Health Credit, Ser A, RB, 6.125%, 11/15/23, Prerefunded 11/15/09 @ 101, MBIA	17,850	18,421

		51,680

Minnesota (1.9%)
Minnesota State Higher Education Facilities Authority, William Mitchell, Ser 5-S, RB, 0.470%, 10/01/33, LOC: U.S. Bank N.A.(a)	10,140	10,140
Robbinsdale, North Memorial, Ser A-3, RB, 0.420%, 05/01/33, LOC:
Wells Fargo Bank N.A.(a)	9,500	9,500
Rochester Health Care Facilities, Mayo Clinic, Ser D, RB, 0.700%, 11/15/38(a)	7,800	7,800
Rochester Health Care Facilities, RB, 0.600%, 08/04/09	10,000	10,000

		37,440

Mississippi (0.7%)
Mississippi Business Finance Corp., Horn Island Realty LLC, RB, 0.570%, 04/01/29, LOC: Wachovia Bank N.A.(a)	7,410	7,410
Newton IDR, La-Z-Boy Chair Co. Project, RB, 0.620%, 06/01/09, Wachovia Bank & Trust(a)(b)	5,350	5,350

		12,760

Missouri (2.5%)
Kansas City, Streetlight Project, Ser A, GO, 5.750%, 02/01/14, Prerefunded 02/01/10 @ 101	4,315	4,543

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Missouri—continued

Missouri Development Finance Authority, RB, 0.550%, 04/21/09, LOC:
U.S. Bank N.A.	23,000	23,000
Missouri Development Finance Authority, RB, 0.550%, 04/21/09, LOC:
U.S. Bank N.A.	20,280	20,280

		47,823

Nebraska (0.3%)
Madison County Hospital Authority No. 001, Faith Regional Health Services, Ser B, RB, 0.520%, 07/01/33, LOC: U.S. Bank N.A.(a)	5,000	5,000

New York (0.8%)
New York City Transitional Finance Authority, Ser A, 6.000%, 08/15/17, Prerefunded 08/15/09 @ 101	8,915	9,146
New York, Ser J, GO, 5.125%, 05/15/29, Prerefunded 05/15/09 @ 101, MBIA	5,665	5,745

		14,891

North Carolina (6.7%)
Board of Governors, University of North Carolina, RB, 0.350%, 07/14/09	20,000	20,000
Charlotte Certificates of Participation, Facility Equipment Acquisition Project, Ser B, COP, 5.000%, 03/01/10	3,895	4,044
Guilford County Industrial Facilities & Pollution Control Financing, YMCA of Greensboro, Inc. Project, RB, 0.550%, 02/01/23, LOC: Branch Banking & Trust Co.(a)	3,700	3,700
Mecklenburg County, Ser A, GO, 2.000%, 02/01/26(a)	9,000	9,053
Moore County Industrial Facilities & Pollution Control Financing Authority, Procedure Farms, Inc. Project, RB, 0.550%, 06/01/10, LOC:
Rabobank Nederland(a)	5,350	5,350
North Carolina Capital Facilities Finance Agency, Aquarium Society Project, RB, 0.550%, 06/01/26, LOC: Bank of America N.A.(a)	6,635	6,635
North Carolina Capital Facilities Finance Agency, Educational Facilities, Countryside Montessori School, RB, 0.570%, 03/01/33, LOC:
Wachovia Bank N.A.(a)	7,500	7,500
North Carolina Capital Facilities Finance Agency, Educational Facilities, High Point University Project, RB, 0.550%, 12/01/29, LOC: Branch Banking & Trust Co.(a)	6,100	6,100
North Carolina Educational Facilities Finance Agency, Davidson College, Ser B, RB, 0.500%, 12/01/20(a)	4,820	4,820
North Carolina Educational Facilities Finance Agency, Gardner-Webb University, RB, 0.500%, 07/01/17, LOC: Wachovia Bank N.A.(a)(b)	2,600	2,600
North Carolina Medical Care Commission, Health Care Facilities, Aston Park Health Care Center Project, RB, 0.570%, 02/01/22, LOC: Wachovia Bank N.A.(a)	2,900	2,900

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement Community, Inc., Ser B, RB, 0.550%, 11/01/14, LOC: Branch Banking & Trust Co.(a)	5,000	5,000
North Carolina Medical Care Commission, Health Care Facilities, Friends Homes Project, RB, 0.550%, 09/01/33, LOC: Bank of America N.A.(a)	6,370	6,370
North Carolina Medical Care Commission, Health Care Facilities, Lutheran Services for the Aging Project, RB, 0.470%, 03/01/28, LOC: Branch Banking & Trust Co.(a)	15,010	15,010
North Carolina Medical Care Commission, Health Care Facilities, University Health Systems of Eastern Carolina, Inc., Ser B-2, RB, 0.450%, 12/01/36, LOC: Branch Banking & Trust Co.(a)	5,000	5,000
North Carolina Medical Care Commission, Health Care Facilities, Wake Forest University Health Sciences Corp., Ser B, RB, 0.450%, 07/01/34, LOC: Branch Banking & Trust Co.(a)	11,730	11,730
North Carolina Medical Care Commission, Westcare Health Systems Obligation, Ser A, RB, 0.550%, 09/01/22, LOC: Branch Banking & Trust Co.(a)	4,190	4,190
Wake County, GO, 5.000%, 03/01/10	8,500	8,846

		128,848

Ohio (1.2%)
Cleveland-Cuyahoga County Port Authority, Carnegie/89th Garage Project, RB, 0.400%, 01/01/37, LOC: JPMorgan Chase Bank(a)	15,000	15,000
Hamilton County Health Care Facilities, Deaconess Long Term Care, Ser A, RB, 0.470%, 05/15/30, LOC:
JPMorgan Chase Bank(a)	5,985	5,985
Ohio State Higher Educational Capital Facilities, Ser A, GO, 5.200%, 02/01/10	2,385	2,478

		23,463

Oregon (1.5%)
Clackamas County Hospital Facility Authority, Legacy Health System, Ser A, RB, 0.410%, 06/01/37, LOC:
U.S. Bank N.A.(a)	13,700	13,700
Oregon State Facilities Authority, Peacehealth Bellevue WA, Ser C, RB, 0.320%, 05/01/47, LOC:
Wells Fargo Bank N.A.(a)	10,000	10,000
Salem Hospital Facility Authority, Salem Hospital Project, Ser B, RB, 0.300%, 08/15/34, LOC: U.S. Bank N.A.(a)	6,000	6,000

		29,700

Pennsylvania (6.4%)
Adams County Industrial Development Authority, Brethren Home Community Project, RB, 0.550%, 06/01/32, LOC: PNC Bank N.A.(a)	7,800	7,800
Allegheny County Industrial Development Authority Health Care, Vincentian Collaborative, Ser A, RB, 0.490%, 06/01/38, LOC:
PNC Bank N.A.(a)	4,300	4,300

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pennsylvania—continued

Beaver County Industrial Development Authority Pollution Control, Electric Co. Project, Ser B, RB, AMT, 0.470%, 07/15/21, LOC: Bank of Nova Scotia(a)	8,500	8,500
Doylestown Hospital Authority Revenue, Ser B, RB, 0.490%, 07/01/37, LOC: PNC Bank N.A.(a)	11,700	11,700
Huntingdon County General Authority College, Juniata College Project, Ser A, RB, 0.490%, 05/01/26, LOC:
PNC Bank N.A.(a)	5,000	5,000
Luzerne County, Convention Center Authority, Hotel Room Rent Tax, Ser A, RB, 0.490%, 09/01/28, LOC: PNC Bank N.A.(a)	2,485	2,485
Montgomery County Industrial Development Authority, RB, 0.570%, 07/08/09	19,000	19,000
Montgomery County Industrial Development Authority, RB, 0.600%, 08/05/09	12,100	12,100
Philadelphia School District, Subser D-1, GO, 0.490%, 09/01/21, LOC: State Aid Withholding(a)	13,000	13,000
Philadelphia School District, Subser D-2, GO, 0.490%, 09/01/11, LOC: State Aid Withholding(a)	4,550	4,550
Southeastern Transportation Authority, RB, 0.490%, 03/01/22, LOC: PNC Bank N.A.(a)	25,900	25,900
Washington County Hospital Authority, Hospital Project, Ser B, RB, 0.490%, 07/01/37, LOC: Wachovia Bank N.A.(a)	9,500	9,500

		123,835

South Carolina (3.8%)
Beaufort County School District, BAN, GO, 1.650%, 04/10/09, SCSDE	21,465	21,465
Greer Combined Utility System Revenue, Ser A 30, RB, 0.550%, 09/01/32, AMBAC(a)(b)	19,475	19,475
South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Claflin University, RB, 0.550%, 10/01/33, LOC: Bank of America N.A.(a)	4,740	4,740
South Carolina Educational Facilities Authority, Charleston Southern University Project, RB, 0.550%, 04/01/28, LOC:
Bank of America N.A.(a)	5,160	5,160
South Carolina Jobs-Economic Development Authority, Hammond School Project, RB, 0.470%, 06/01/30, LOC:
Wells Fargo Bank N.A.(a)	3,860	3,860
South Carolina Jobs-Economic Development Authority, USC Development Foundation Project, RB, 0.550%, 12/01/10, LOC: Branch Banking & Trust Co.(a)	6,000	6,000
South Carolina Jobs-Economic Development Authority, YMCA of Beaufort County Project, RB, 0.550%, 12/01/24, LOC: Branch Banking & Trust Co.(a)	3,015	3,015
South Carolina Jobs-Economic Development Hospital Authority, Tuomey Regional Medical Center, RB, 0.500%, 11/01/25, LOC: Wachovia Bank N.A.(a)	6,440	6,440

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
South Carolina—continued

University of South Carolina Development Foundation, RB, 0.550%, 12/01/10, LOC: Branch Banking & Trust Co.(a)	3,970	3,970

		74,125

Tennessee (4.3%)
Blount County Public Building Authority, Local Government Public Improvement, Ser E-5-A, RB, 0.470%, 06/01/30, LOC: Branch Banking & Trust Co.(a)	8,000	8,000
Blount County Public Building Authority, Local Government Public Improvement, Ser E-5-B, RB, 0.470%, 06/01/42, LOC: Branch Banking & Trust Co.(a)	9,470	9,470
Bristol Health & Educational Facilities Board, King College Project, RB, 0.550%, 05/01/21, LOC:
Bank of America N.A.(a)	7,400	7,400
Chattanooga Industrial Development Board, Tennessee Aquarium Project, RB, 0.550%, 04/01/24, LOC: Bank of America N.A.(a)	4,950	4,950
Clarksville Public Building Authority, RB, 0.550%, 10/01/25, LOC: Bank of America N.A.(a)	11,955	11,955
Dayton Industrial Development Board, IDR, La-Z-Boy Chair Co. Project, RB, 0.620%, 06/01/11, LOC: Wachovia Bank N.A.(a)(b)	4,350	4,350
Knox County Health Educational & Housing Facilities Board, Baptist Hospital System Project, RB, 0.550%, 04/01/27, LOC: LaSalle Bank N.A.(a)	12,700	12,700
Montgomery County Public Building Authority Pooled Financing Government Obligation, RB, 0.550%, 03/01/25, LOC: Bank of America N.A.(a)	2,600	2,600
Sumner County, School Capital Outlay Notes, 4.000%, 06/01/09	5,600	5,633
Vanderbilt University Medical Center, RB, 0.390%, 04/02/09	16,575	16,575

		83,633

Texas (5.7%)
Alamo Heights Higher Educational Facilities Corp., Higher Educational, University Incarnate, Ser A, RB, 0.550%, 04/01/19, LOC: JPMorgan Chase Bank(a)	10,065	10,065
Brazos Harbor Industrial Development Corp., Port Facilities, American Rice, Inc. Project, Ser A, RB, 0.500%, 12/01/25, LOC: HSBC Bank USA N.A.(a)	13,300	13,300
Harris County Cultural Educational Facilities Finance Corp. Special Facilities, Texas Medical Center, Subser B-1, RB, 0.400%, 09/01/31, LOC:
JPMorgan Chase Bank(a)	17,000	17,000
Harris County Health Facilities Development Corp. Hospital, Baylor College Medicine, Ser B, 0.450%, 11/15/47, LOC:
Northern Trust Co.(a)	5,000	5,000
Houston, Tax & Revenue Anticipation Notes, GO, 3.000%, 06/30/09	15,000	15,045
San Antonio Educational Facilities Corp., University of the Incarnate Word Project, RB, 0.450%, 12/01/27, LOC: JPMorgan Chase Bank(a)	9,750	9,750

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Texas—continued

Texas A & M University, RB, 0.350%, 06/03/09	20,000	20,000
Texas State, Public Financing Authority, Ser A, GO, 5.000%, 10/01/09	5,000	5,112
Texas State, Tax & Revenue Anticipation Notes, 3.000%, 08/28/09	15,000	15,083

		110,355

Utah (0.8%)
Emery County Pollution Control, PacifiCorp, RB, 0.540%, 11/01/24, LOC:
Wells Fargo Bank N.A.(a)	5,000	5,000
Jordanelle Special Service District Special Assessment, Tuhaye Project, RB, 0.470%, 09/01/25, LOC: Wells Fargo Bank N.A.(a)	4,162	4,162
West Valley City, IDR, Johnson Matthey, Inc. Project, RB, 0.550%, 12/01/11, LOC:
HSBC Bank USA N.A.(a)	6,700	6,700

		15,862

Vermont (0.3%)
Vermont Educational & Health Buildings Financing Agency, North Country Hospital and Health Center, Inc., Ser A, RB, 0.400%, 10/01/34, LOC:
TD Banknorth N.A.(a)	5,235	5,235

Virginia (7.4%)
Albemarle County Economic Development Authority Hospital, Martha Jefferson Hospital, Ser A, RB, 0.500%, 10/01/48, LOC: Branch Banking & Trust Co.(a)	6,000	6,000
Chesapeake Bay Bridge & Tunnel District, Ser A, RB, 0.500%, 05/28/21, LOC: Branch Banking & Trust Co.(a)	8,700	8,700
Fairfax County Industrial Development Authority, Ser 2008A-2, RB, 1.600%, 05/15/35, LIQ FAC: Inova Health System(a)	20,130	20,130
Fairfax County Industrial Development Authority, Ser 2008B-2, RB, 1.600%, 05/15/26, LIQ FAC: Inova Health System(a)	12,955	12,955
Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury, Ser B, RB, 0.550%, 10/01/35, LOC: Branch Banking & Trust Co.(a)	7,970	7,970
JPMorgan Chase Putters/ Drivers Trust Various States, Ser 3303, GO, 0.470%, 10/01/16, LOC:
St Aid Withholding(a)(b)	3,320	3,320
Norfolk Economic Development Authority, Bon Secours Health Systems, Inc., Ser D-2, RB, 0.500%, 11/01/25, LOC: Bank of America N.A.(a)	4,700	4,700
Norfolk Economic Development Authority, Hospital Facilities, Sentara Healthcare, Ser B, RB, 0.700%, 11/01/34(a)	19,000	19,000
Rockingham County Industrial Development Authority, Sunnyside Presbyterian Project, RB, 0.550%, 12/01/33, LOC: Branch Banking & Trust Co.(a)	11,880	11,880
University of Virginia, RB, 0.400%, 06/10/09	10,000	10,000
University of Virginia, RB, 0.400%, 06/17/09	10,000	10,000
Virginia Biotechnology Research Park Authority, United Network of Organ Sharing Project, RB, 0.500%, 04/01/27, LOC:
Wachovia Bank N.A.(a)	8,050	8,050

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia Commonwealth University Health System Authority, Ser A, RB, 0.330%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	8,500	8,500
Virginia Commonwealth University Health System Authority, Ser B, RB, 0.350%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	10,500	10,500

		141,705

Washington (3.0%)
Bremerton, Kitsap Regional Conference, RB, 0.570%, 12/01/28, LOC: Bank of America N.A.(a)	5,005	5,005
Snohomish County Housing Authority, Autumn Chase Apartments Project, RB, 0.550%, 07/01/36, LOC:
Bank of America N.A.(a)	4,605	4,605
Washington Public Power Supply System, Nuclear Power Project No. 1, Ser 1A-1, RB, 0.620%, 07/01/17, LOC: Bank of America N.A.(a)	2,955	2,955
Washington Public Power Supply System, Nuclear Power Project No. 1, Ser 1A-3, RB, 0.450%, 07/01/17, LOC: Morgan Guaranty Trust(a)	7,890	7,890
Washington State Higher Educational Facilities Authority, Seattle Pacific University, RB, 0.450%, 10/01/30, LOC:
U.S. Bank N.A.(a)	18,835	18,835
Washington State Housing Finance Commission, Nonprofit Housing, Rockwood Retirement Program, RB, 0.650%, 01/01/30, LOC:
Wells Fargo Bank N.A.(a)	13,775	13,775
Washington State Housing Finance Commission, Nonprofit, Evergreen School Project, RB, 0.470%, 07/01/28, LOC: Wells Fargo Bank N.A.(a)	4,670	4,670

		57,735

West Virginia (0.3%)
West Virginia Economic Development Authority Pollution Control, Ohio Power Co., Ser B, RB, 0.450%, 07/01/14, LOC:
Royal Bank of Scotland(a)	6,665	6,665

Wisconsin (6.5%)
Wisconsin State Health & Educational Facilities Authority, Gundersen Lutheran Medical Center, Inc., Ser B, RB, 0.420%, 05/01/33, LOC: Wells Fargo Bank N.A.(a)	23,900	23,900
Wisconsin State Health & Educational Facilities Authority, RB, 0.700%, 04/08/09	20,000	20,000
Wisconsin State Health & Educational Facilities Authority, RB, 1.000%, 05/19/09, LOC: JPMorgan Chase Bank	34,500	34,500
Wisconsin State Health & Educational Facilities Authority, RB, 0.550%, 07/09/09, LOC: U.S. Bank N.A.	20,000	20,000
Wisconsin State Health & Educational Facilities Authority, RB, 0.500%, 06/01/37, LOC: JPMorgan Chase Bank(a)	14,000	14,000
Wisconsin State Health & Educational Facilities Authority, Ser B, RB, 0.550%, 05/18/09	10,450	10,450

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Tax-Exempt Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Wisconsin—continued

Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services, Ser B, RB, 0.410%, 08/15/33, LOC: U.S. Bank N.A.(a)	2,350	2,350

		125,200

Total Municipal Bonds		1,881,622

Money Market Funds (1.5%)
Dreyfus Tax-Exempt Cash Management Fund	25,888,399	25,888
Goldman Sachs Financial Square Tax Free Money Market Fund	3,869,628	3,870

Total Money Market Funds		29,758

Total Investments (Cost $1,911,380)(c) — 99.2%		1,911,380
Other assets in excess of liabilities — 0.8%		16,156

Net Assets — 100.0%		$1,927,536

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 3.2% of net assets as of March 31, 2009.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

AMBAC	Security guaranteed by American Municipal Bond Assurance Corporation

AMT	Alternative Minimum Tax Paper

BAN	Bond Anticipation Note

COP	Certificate of Participation

FHA	Security guaranteed by Federal Housing Administration

FSA	Security guaranteed by Financial Security Assurance

GO	General Obligation

IDR	Industrial Development Revenue

LIQ FAC	Liquid Facilities

LOC	Letter of Credit

MBIA	Security guaranteed by Municipal Bond Insurance Association

RB	Revenue Bond

SCSDE	Security guaranteed by South Carolina School Discount Enhancement

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Government Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (63.9%)
Fannie Mae (20.7%)
0.250%, 04/01/09(a)	20,205	20,205
0.270%, 04/08/09(a)	17,500	17,499
1.410%, 05/13/09(a)	25,000	24,959
0.381%, 05/20/09(a)	17,500	17,491
0.380%, 05/27/09(a)	10,000	9,994
1.817%, 05/28/09(a)	26,000	25,926
0.320%, 06/08/09(a)	23,000	22,986
0.321%, 06/10/09(a)	10,000	9,994
1.770%, 07/01/09(a)	25,000	24,889
0.501%, 07/22/09(a)	15,000	14,977
0.501%, 09/09/09(a)	37,500	37,420
0.441%, 09/16/09(a)	12,500	12,474
1.171%, 02/08/10(b)	5,000	5,004
1.244%, 07/13/10(b)	10,000	9,992

		253,810

Federal Farm Credit Bank (0.7%)
0.473%, 07/28/09(b)	8,000	8,000

Federal Home Loan Bank (23.2%)
0.325%, 04/01/09(a)	25,000	25,000
0.345%, 04/06/09(a)	13,750	13,749
1.842%, 05/04/09(a)	10,000	9,983
0.390%, 05/06/09(a)	15,000	14,994
2.480%, 05/07/09	5,800	5,799
1.816%, 05/15/09(a)	27,740	27,713
0.380%, 05/18/09(a)	25,000	24,988
0.360%, 06/01/09(a)	25,000	24,985
0.330%, 06/02/09(a)	15,000	14,992
2.650%, 06/04/09	5,825	5,824
3.000%, 06/24/09	5,800	5,800
3.000%, 06/30/09	5,800	5,799
0.451%, 07/01/09(a)	10,000	9,989
1.194%, 01/11/10(b)	10,000	10,006
0.506%, 01/19/10(b)	13,000	12,976
1.171%, 02/10/10(b)	26,200	26,198
1.050%, 02/23/10	4,000	3,996
0.890%, 03/11/10(b)	12,500	12,500
0.957%, 03/23/10(b)	12,000	12,000
1.116%, 03/26/10(b)	16,000	16,019

		283,310

Freddie Mac (19.3%)
2.550%, 04/21/09	14,870	14,870
1.176%, 04/22/09(a)	45,000	44,981
0.300%, 05/06/09(a)	35,000	34,990
0.340%, 06/15/09(a)	10,000	9,993
0.401%, 07/06/09(a)	25,000	24,973
0.310%, 07/28/09(a)	12,000	11,988
0.341%, 08/17/09(a)	8,000	7,990
0.320%, 08/24/09(a)	8,000	7,990
0.431%, 09/15/09(a)	10,000	9,980
0.441%, 09/28/09(a)	23,500	23,448
1.085%, 02/04/10(b)	15,000	15,000
1.050%, 02/05/10, Callable 05/05/09 @ 100	15,000	15,000
1.000%, 02/11/10, Callable 08/11/09 @ 100	7,500	7,500
1.250%, 03/09/10, Callable 05/12/09 @ 100	7,500	7,500

		236,203

Total U.S. Government Agencies		781,323

Repurchase Agreements (20.0%)
Bank of America Securities, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $48,274 (collateralized by U.S. Government Agencies; DN-5.750%, due 09/15/10-01/15/30; total market value $49,240)	48,274	48,274
BNP Paribas, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $81,027 (collateralized by U.S. Government Agencies; 3.750%-6.000%, due 04/28/10-09/10/27; total market value $82,648)	81,027	81,027
Deutsche Bank, 0.190%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $12,174 (collateralized by FNMA; 5.080%, due 05/14/10; total market value $12,418)	12,174	12,174
HSBC Securities, Inc., 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $93,303 (collateralized by FHLMC; DN, due 01/04/10; total market value $95,173)	93,303	93,303

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Government Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

UBS Warburg LLC, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $9,807 (collateralized by FHLMC; 2.500%, due 01/07/14; total market value $10,004)	9,807	9,807

Total Repurchase Agreements		244,585

Money Market Funds (16.1%)
Dreyfus Government Cash Money Market Fund	47,500,000	47,500
Federated Government Obligations Money Market Fund	60,000,000	60,000
Federated Government Obligations Tax-Managed Fund	60,000,000	60,000
Goldman Sachs Financial Square Funds — Government Fund	30,000,000	30,000

Total Money Market Funds		197,500

Total Investments (Cost $1,223,408)(c) — 100.0%		1,223,408
Other assets in excess of liabilities — 0.0%		64

Net Assets — 100.0%		$1,223,472

(a)	Rate represents the effective yield at purchase.

(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

DN	Discount Note

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Treasury Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (47.9%)
U.S. Treasury Bills(a) (44.5%)
0.501%, 04/23/09	40,400	40,388
0.898%, 04/29/09	49,000	48,967
0.803%, 05/07/09	40,000	39,967
0.823%, 05/14/09	50,000	49,951
0.873%, 05/15/09	75,000	74,942
2.135%, 06/04/09	28,000	27,885
0.230%, 06/18/09	28,000	27,986
0.431%, 06/24/09	25,000	24,975
0.165%, 06/25/09	15,000	14,994
0.220%, 07/02/09	62,500	62,463
0.225%, 07/09/09	28,000	27,983
0.210%, 07/23/09	28,000	27,982
0.325%, 07/30/09	67,500	67,436
0.416%, 08/06/09	58,000	57,943
0.431%, 08/13/09	25,000	24,960
0.396%, 09/15/09	33,200	33,140
0.617%, 11/19/09	16,000	15,937

		667,899

U.S. Treasury Notes (3.4%)
4.875%, 06/30/09	25,000	25,280
4.625%, 07/31/09	25,000	25,352

		50,632

Total U.S. Treasury Obligations		718,531

Repurchase Agreements (42.5%)
Bank of America Securities, 0.100%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $114,566 (collateralized by U.S. Treasury Note; 1.500%, due 10/31/10; total market value $116,856)	114,565	114,565
BNP Paribas, 0.100%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $127,055 (collateralized by U.S. Treasury Obligations; 1.250%-8.125%, due 08/15/09-05/15/30; total market value $129,596)	127,054	127,054
Deutsche Bank AG, 0.140%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $13,105 (collateralized by U.S. Treasury Note; 4.000%, due 08/15/18; total market value $13,367)	13,105	13,105
Dresdner Bank AG, 0.190%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $85,288 (collateralized by U.S. Treasury Obligations; 2.375%-11.750%, due 11/15/14-05/15/16; total market value $86,995)	85,288	85,288
Greenwich Capital Markets, Inc., 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $65,719 (collateralized by U.S. Treasury Note; 4.750%, due 02/15/10; total market value $67,034)	65,718	65,718
HSBC Securities, Inc., 0.130%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $176,802 (collateralized by U.S. Treasury Obligations; 2.125%-3.500%, due 01/31/10-02/15/39; total market value $180,341)	176,801	176,801
JPMorgan Chase & Co., 0.120%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $45,000 (collateralized by U.S. Treasury Notes; 3.125%-4.000%, due 09/30/09-11/30/09; total market value $45,901)	45,000	45,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

U.S. Treasury Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

UBS Warburg LLC, 0.120%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $9,854 (collateralized by U.S. Treasury Bond; 6.125%, due 11/15/27; total market value $10,051)	9,854	9,854

Total Repurchase Agreements		637,385

Money Market Funds (9.6%)
Federated Treasury Obligations Fund	72,315,016	72,315
Goldman Sachs Financial Square Funds — Treasury Obligations Fund	72,500,000	72,500

Total Money Market Funds		144,815

Total Investments (Cost $1,500,731)(b) — 100.0%		1,500,731
Liabilities in excess of other assets — 0.0%		(47)

Net Assets — 100.0%		$1,500,684

(a)	Rate represents the effective yield at purchase.

(b)	Aggregate cost for federal income tax and financial reporting purposes is the same.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.2%)
Virginia (95.2%)
Alexandria Industrial Development Authority, Educational Facilities, Alexandria County Day School Project, RB, 0.490%, 06/01/25, LOC:
PNC Bank N.A.(a)	3,800	3,800
Alexandria Industrial Development Authority, Pooled Loan Program, Ser A, RB, 0.550%, 07/01/26, LOC:
Bank of America N.A.(a)	2,710	2,710
Arlington County, Ballston Public Parking Project, RB, 0.430%, 08/01/17, LOC:
Citibank N.A.(a)	6,000	6,000
Charlottesville Industrial Development Authority, Seminole, Ser A, RB, 0.470%, 12/01/13, Callable 05/08/09 @ 100, LOC: Branch Banking & Trust Co.(a)	3,085	3,085
Chesterfield County Health Center Commission, Residential Care Facilities, Lucy Corr Village, Ser B, RB, 0.550%, 12/01/12, LOC: Branch Banking & Trust Co.(a)	3,100	3,100
Clarke County Industrial Development Authority, Educational Facilities, Powhatan School District Project, RB, 0.550%, 09/01/22, LOC: Branch Banking & Trust Co.(a)	1,310	1,310
Fairfax County Economic Development Authority, Flint Hill School Project, RB, 0.550%, 09/01/21, LOC: First Union National Bank(a)(b)	4,035	4,035
Fairfax County Economic Development Authority, Greenspring Village, Inc., Ser A, RB, 7.500%, 10/01/29, Prerefunded 10/01/09 @ 102	3,150	3,290
Fairfax County Economic Development Authority, Public Broadcasting Services Project, RB, 0.500%, 07/01/40, LOC:
Bank of America N.A.(a)	19,500	19,500
Fairfax County Industrial Development Authority, Fairfax Hospital, Ser D, RB, 0.550%, 10/01/25, LIQ FAC: Inova Health System(a)	2,900	2,900
Fairfax County Industrial Development Authority, Ser 2008B-2, RB, 1.600%, 05/15/26, LIQ FAC: Inova Health System(a)	2,000	2,000
Fairfax County Industrial Development Authority, Ser 2008C-4, RB, 1.600%, 04/15/35, LIQ FAC: Inova Health System(a)	5,000	5,000
Fairfax County Water Authority, Municipal Trade Receipts Project, Ser SGB-40A, RB, 0.590%, 04/01/30, LOC:
Societe Generale(a)(b)	7,850	7,850
Fairfax County, Ser A, GO, 4.500%, 04/01/09	11,730	11,730
Fairfax County, Ser A, GO, 5.000%, 10/01/09	4,630	4,708
Fairfax County, Ser B, GO, 5.000%, 10/01/09	4,680	4,759
Fauquier County Industrial Development Authority, Wakefield School, Inc., RB, 0.440%, 04/01/38, LOC:
PNC Bank N.A.(a)	9,000	9,000
Greene County Industrial Development Authority, Blue Ridge School Project, RB, 0.550%, 06/01/26, LOC: Branch Banking & Trust Co.(a)	5,260	5,260
Hampton Redevelopment & Housing Authority, Multifamily Housing, Shoreline Apartments Project, RB, 0.550%, 12/01/19, FHLMC(a)	2,080	2,080

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Hanover County Economic Development Authority, Bon Secours-Maria Manor Nursing Care Center, Inc., Ser D-2, RB, 0.400%, 11/01/25, LOC:
U.S. Bank N.A.(a)	6,900	6,900
Hanover County Industrial Development Authority, Residential Care Facility, Covenant Woods Project, RB, 0.550%, 07/01/29, LOC: Branch Banking & Trust Co.(a)(b)	15,700	15,700
Harrisonburg Redevelopment & Housing Authority, Multifamily Housing, Stoney Ridge/Dale Forest, RB, 0.250%, 08/01/32, FHLMC(a)	5,810	5,810
Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury, RB, 0.550%, 10/01/37, LOC: Branch Banking & Trust Co.(a)	8,400	8,400
Henrico County Economic Development Authority, Residential Care Facility, Westminster Canterbury, Ser B, RB, 0.550%, 10/01/35, LOC: Branch Banking & Trust Co.(a)	7,000	7,000
Henrico County Economic Development Authority, Steward School Project, RB, 0.550%, 07/01/33, LOC: Branch Banking & Trust Co.(a)	2,400	2,400
Loudoun County Industrial Development Authority, Day School, Inc., RB, 0.440%, 03/01/38, LOC:
PNC Bank N.A.(a)	15,985	15,985
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser A, RB, 0.290%, 02/15/38(a)	13,040	13,040
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser B, RB, 0.290%, 02/15/38(a)	26,405	26,405
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser C, RB, 0.350%, 02/15/38(a)	4,300	4,300
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser D, RB, 0.350%, 02/15/38(a)	26,550	26,551
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser F, RB, 0.250%, 02/15/38(a)	6,100	6,100
Loudoun County, Ser A, GO, 5.000%, 05/01/09	2,000	2,006
Louisa County Industrial Development Authority, Pooled Financing Project, RB, 0.550%, 01/01/20, LOC: Bank of America N.A.(a)(b)	800	800
Lynchburg Industrial Development Authority, Aerofin Corp. Project, RB, AMT, 0.790%, 03/01/29, LOC: PNC Bank N.A.(a)	2,075	2,075
Lynchburg Industrial Development Authority, Educational Facilities, Randolph Macon Project, RB, 0.570%, 09/01/23, LOC:
Wachovia Bank N.A.(a)	7,545	7,545
Newport News Industrial Development Authority, CNU Warwick LLC Student Housing Project, RB, 0.550%, 11/01/28, LOC:
Bank of America N.A.(a)	8,880	8,880
Newport News Redevelopment & Housing Authority, Multifamily Housing, Springhouse Apartments Project, RB, 0.550%, 09/01/26, FHLMC(a)	3,400	3,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Newport News, Ser A, GO, 5.000%, 06/01/09	1,630	1,639
Norfolk Economic Development Authority, Hospital Facilities, Sentara Healthcare, Ser B, RB, 0.700%, 11/01/34(a)	5,000	5,000
Norfolk Economic Development Authority, Hospital Facilities, Sentara Healthcare, Ser C, RB, 0.300%, 11/01/34(a)	6,000	6,000
Norfolk Redevelopment & Housing Authority, Student Housing I LLC Project, Ser E2F, RB, 0.550%, 07/01/34, LOC:
Bank of America N.A.(a)	8,460	8,460
Peninsula Ports Authority, Riverside Health Systems Project, RB, 0.750%, 07/01/37(a)	17,200	17,200
Pulaski County Industrial Development Authority, Pulaski Furniture Corp. Project, RB, 0.550%, 08/01/19, LOC:
Bank of America N.A.(a)(b)	7,425	7,425
Rappahannock Regional Jail Authority, Regional Facility, Grant Anticipation Notes, RB, 4.250%, 12/01/09, Callable 06/01/09 @ 100	1,000	1,003
Roanoke, GO, 6.000%, 10/01/19, Prerefunded 10/01/09 @ 102	3,310	3,448
Salem Industrial Development Authority, Multifamily Housing, Oak Park Preservation LP, RB, 0.580%, 08/15/43, FNMA(a)	2,740	2,740
Surry County Industrial Development Authority, Windsor Mill Project, RB, AMT, 0.620%, 02/01/32, LOC: Wells Fargo Bank N.A.(a)	1,050	1,050
Tazewell County Industrial Development Authority, Jennmar Corp. of Virginia, Inc., RB, AMT, 0.790%, 02/01/17, LOC:
PNC Bank N.A.(a)	4,950	4,950
Virginia Beach Development Authority, Ocean Ranch Project, RB, 0.550%, 07/01/17, LOC: Branch Banking & Trust Co.(a)(b)	1,630	1,630
Virginia Beach Development Authority, Wesleyan College Project, RB, 0.550%, 07/01/33, LOC:
Bank of America N.A.(a)	14,265	14,265
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Notes, RB, 5.000%, 10/01/09	7,500	7,644
Virginia Commonwealth Transportation Board, Ser SG 134, RB, 0.550%, 05/15/22, Callable 05/15/09 @ 101, LOC: Societe Generale(a)(b)	10,235	10,235
Virginia Commonwealth University Health System Authority, Ser C, RB, 0.600%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	10,000	10,000
Virginia Housing Development Authority, Commonwealth Mortgage, Ser C07, RB, AMT, 0.750%, 07/01/17, GO of Authority(a)(b)	685	685
Virginia Small Business Financing Authority, Hampton University, Ser A, RB, 0.490%, 12/01/38, LOC: PNC Bank N.A.(a)	5,000	5,000
Virginia Small Business Financing Authority, National Capital Area Council, RB, 0.570%, 03/01/31, LOC:
Wachovia Bank N.A.(a)	6,145	6,145
Virginia State Public Building Authority, Public Facilities, RB, 5.000%, 08/01/09	12,505	12,648
Virginia State Public Building Authority, Public Facilities, Ser B, RB, 5.000%, 08/01/09	4,580	4,632

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Virginia Tax-Free Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia State Public Building Authority, Public Facilities, Ser B, RB, 5.000%, 08/01/09	1,200	1,214
Virginia State Public School Authority, 1997 Resolution, Ser B, RB, 5.000%, 08/01/09	7,440	7,524
Virginia State Public School Authority, 1997 Resolution, Ser B, RB, 5.000%, 08/01/09	1,465	1,481
Virginia State Public School Authority, 1997 Resolution, Ser B, RB, 5.500%, 08/01/09	6,640	6,727
Virginia State Public School Authority, Ser VII, RB, 5.000%, 04/15/09	2,885	2,888
Williamsburg Industrial Development Authority, Colonial Williamsburg Foundation, RB, 0.550%, 12/01/18, LOC:
Bank of America N.A.(a)(b)	250	250
Winchester Industrial Development Authority, Residential Care Facilities, Westminster-Canterbury, Ser B, RB, 0.550%, 01/01/35, LOC: Branch Banking & Trust Co.(a)	1,900	1,900

Total Municipal Bonds		419,197

Money Market Funds (4.5%)
Federated Tax-Free Obligations Fund	8,765,488	8,765
Federated Virginia Municipal Cash Trust, Institutional Class	10,897,504	10,898

Total Money Market Funds		19,663

Total Investments (Cost $438,860)(c) — 99.7%		438,860
Other assets in excess of liabilities — 0.3%		1,378

Net Assets — 100.0%		$440,238

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 11.0% of net assets as of March 31, 2009.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

AMT	Alternative Minimum Tax Paper

FHLMC	Security guaranteed by Federal Home Loan Mortgage Corporation

FNMA	Security guaranteed by Federal National Mortgage Association

GO	General Obligation

LIQ FAC	Liquid Facilities

LOC	Letter of Credit

RB	Revenue Bond

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

		Georgia	High				Investment
		Tax-	Grade			Investment	Grade
	Corporate	Exempt	Municipal	High	Intermediate	Grade	Tax-
	Bond	Bond	Bond	Income	Bond	Bond	Exempt Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$59,693	$169,974	$82,550	$47,795	$1,188,701	$491,251	$882,525

Investments, at Value*	$56,459	$169,790	$83,690	$35,716	$1,017,369	$415,076	$897,691
Investments in Affiliates, at Value and Cost	2,539	—	—	7,030	179,887	79,533	—

Total Investments	58,998	169,790	83,690	42,746	1,197,256	494,609	897,691

Cash	467	—	—	—	—	—	—
Interest and Dividends Receivable	760	2,206	1,075	987	10,175	4,295	9,180
Receivable for Capital Shares Issued	5,078	383	171	334	15,847	1,963	2,808
Receivable for Investment Securities Sold	2,069	—	2,697	10,345	1,007	435	15,518
Appreciated Credit Default Swap Agreements, at Value (Cost $—, $—, $—, $—, $2,101, $868 and $—)	—	—	—	—	1,620	670	—
Appreciated Interest Rate Swap Agreements, at Value (Cost $—, $—, $—, $—, $—, $— and $—)	—	—	—	—	23	10	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	—	—	3,222	1,377	—
Prepaid Expenses	9	4	16	13	24	13	16

Total Assets	67,381	172,383	87,649	54,425	1,229,174	503,372	925,213

Liabilities:
Income Distributions Payable	218	563	256	314	3,434	1,656	2,213
Payable for Investment Securities Purchased	4,225	1,029	6,329	9,942	21,070	285	85,950
Payable for Capital Shares Redeemed	101	75	408	22	2,029	345	244
Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $314, $—, $— and $—)	—	—	—	455	—	—	—
Depreciated Interest Rate Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $— and $—)	—	—	—	—	20	9	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	—	—	2,743	1,174	—
Payable Upon Return of Securities Loaned	2,539	—	—	6,554	124,942	73,200	—
Investment Advisory Fees Payable	29	80	38	13	210	179	343
Administration, Fund Accounting and Transfer Agency Fees Payable	4	4	2	3	21	10	18
Compliance Services Fees Payable	1	2	2	1	7	4	3
Distribution and Service Fees Payable	16	4	4	10	1	16	8
Custodian Fees Payable	2	2	2	2	5	5	2
Trustee Fees Payable	1	1	1	—	4	2	2
Accrued Expenses	12	6	7	5	25	18	16

Total Liabilities	7,148	1,766	7,049	17,321	154,511	76,903	88,799

Net Assets	$60,233	$170,617	$80,600	$37,104	$1,074,663	$426,469	$836,414

Net Assets Consist of:
Capital	$75,346	$176,319	$83,512	$56,144	$1,059,073	$425,629	$828,952
Accumulated Net Investment Income (Loss)	(1,098)	190	(7)	(50)	(2,926)	(1,684)	(154)
Accumulated Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(13,320)	(5,708)	(4,045)	(13,800)	9,960	(840)	(7,550)
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(695)	(184)	1,140	(5,190)	8,556	3,364	15,166

Net Assets	$60,233	$170,617	$80,600	$37,104	$1,074,663	$426,469	$836,414

Net Assets:
I Shares	$39,881	$163,761	$74,586	$23,995	$1,071,496	$389,205	$817,297
A Shares	2,181	2,747	1,900	860	2,624	25,996	13,819
C Shares	18,171	4,109	4,114	12,249	—	11,268	5,298
R Shares(c)	—	—	—	—	543	—	—
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	4,675	16,687	7,112	5,134	104,320	35,613	70,452
A Shares	254	280	181	184	256	2,379	1,190
C Shares	2,129	418	391	2,620	—	1,031	457
R Shares(c)	—	—	—	—	53	—	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$8.53	$9.81	$10.49	$4.67	$10.27	$10.93	$11.60
A Shares	8.57	9.83	10.49	4.68	10.27	10.93	11.61
C Shares(b)	8.53	9.82	10.51	4.67	N/A	10.93	11.60
R Shares(c)	N/A	N/A	N/A	N/A	10.27	N/A	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$8.53	$9.81	$10.49	$4.67	$10.27	$10.93	11.60
A Shares	9.00	10.32	11.01	4.91	10.78	11.48	12.19
C Shares	8.53	9.82	10.51	4.67	N/A	10.93	11.60
R Shares(c)	N/A	N/A	N/A	N/A	10.27	N/A	N/A
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

*	Investments include securities on loan of $2,471, $—, $—, $6,414, $122,320, $71,609 and $—, respectively.

The Strategic Income Fund changed its name to the Corporate Bond Fund effective after the close of business on March 31, 2009.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.
(c)	Effective February 13, 2009, C Shares converted to R Shares for the Intermediate Bond Fund.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

					Seix
				North	Floating
		Limited-Term	Maryland	Carolina	Rate		Seix
	Limited	Federal	Municipal	Tax-Exempt	High	Seix Global	High
	Duration	Mortgage	Bond	Bond	Income	Strategy	Yield
	Fund	Securities Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$31,238	$52,712	$30,756	$44,452	$656,967	$10,181	$1,133,880

Investments, at Value*	$14,579	$47,901	$31,182	$44,625	$524,386	$10,127	$745,659
Investments in Affiliates, at Value and Cost	16,237	6,308	—	—	57,821	54	316,506

Total Investments	30,816	54,209	31,182	44,625	582,207	10,181	1,062,165

Cash	—	—	—	—	6	—	15
Interest and Dividends Receivable	20	194	328	592	2,265	—	18,886
Receivable for Capital Shares Issued	18	153	23	4	3,367	—	6,660
Receivable for Investment Securities Sold	—	4,624	—	548	26,318	391	2,475
Appreciated Interest Rate Swap Agreements, at Value (Cost $—, $—, $—, $—, $—, $— and $—)	—	—	—	—	—	24	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	—	—	—	513	—
Prepaid Expenses	5	5	3	3	35	16	19

Total Assets	30,859	59,185	31,536	45,772	614,198	11,125	1,090,220

Liabilities:
Income Distributions Payable	24	163	94	141	2,582	—	5,944
Payable for Investment Securities Purchased	—	8,935	—	1,272	41,878	197	16,648
Payable for Capital Shares Redeemed	—	207	—	115	504	—	543
Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $1,456, $— and $7,221)	—	—	—	—	1,517	—	7,583
Depreciated Interest Rate Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $— and $—)	—	—	—	—	—	21	—
Unrealized Depreciation on Unfunded Transactions	—	—	—	—	3,971	—	454
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	—	—	—	466	—
Payable Upon Return of Securities Loaned	—	—	—	—	—	—	249,070
Investment Advisory Fees Payable	3	21	15	21	206	—	277
Administration, Fund Accounting and Transfer Agency Fees Payable	1	3	1	1	18	—	24
Compliance Services Fees Payable	1	1	—	—	20	1	7
Distribution and Service Fees Payable	—	8	5	—	2	—	7
Custodian Fees Payable	3	3	1	1	11	4	5
Trustee Fees Payable	—	1	—	—	10	1	4
Accrued Expenses	1	9	3	2	76	8	35

Total Liabilities	33	9,351	119	1,553	50,795	698	280,601

Net Assets	$30,826	$49,834	$31,417	$44,219	$563,403	$10,427	$809,619

Net Assets Consist of:
Capital	$32,930	$68,432	$31,670	$45,881	$735,898	$10,157	$1,060,572
Accumulated Net Investment Income (Loss)	1	(43)	(40)	(63)	(98)	(47)	(814)
Accumulated Net Realized Loss from Investment, Swap and Foreign Currency Transactions	(1,683)	(20,052)	(639)	(1,772)	(93,605)	268	(177,608)
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(422)	1,497	426	173	(78,792)	49	(72,531)

Net Assets	$30,826	$49,834	$31,417	$44,219	$563,403	$10,427	$809,619

Net Assets:
I Shares	$30,826	$39,135	$26,064	$43,660	$557,347	$10,427	$786,029
A Shares	—	2,143	—	559	5,513	—	18,530
C Shares	—	8,556	5,353	—	543	—	5,060
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	3,237	3,841	2,596	4,533	75,612	999	101,434
A Shares	—	211	—	58	748	—	2,446
C Shares	—	840	532	—	74	—	653
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.52	$10.19	$10.04	$9.63	$7.37	$10.44	$7.75
A Shares	N/A	10.17	N/A	9.61	7.38	N/A	7.58
C Shares(b)	N/A	10.19	10.06	N/A	7.37	N/A	7.75
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.52	$10.19	$10.04	$9.63	$7.37	$10.44	$7.75
A Shares	N/A	10.43	N/A	10.09	7.57	N/A	7.96
C Shares	N/A	10.19	10.06	N/A	7.37	N/A	7.75
Maximum Sales Charge — A Shares	N/A	2.50%	4.75%	4.75%	2.50%	N/A	4.75%

*	Investments include securities on loan of $—, $—, $—, $—, $—, $— and $243,510, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

						U.S.
						Government	Virginia
		Short-Term	Total		U.S.	Securities	Intermediate
	Short-Term	U.S. Treasury	Return	Ultra-Short	Government	Ultra-Short	Municipal
	Bond	Securities	Bond	Bond	Securities	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$380,181	$90,201	$645,063	$59,393	$457,966	$89,803	$186,518

Investments, at Value*	$322,046	$85,779	$591,677	$52,678	$340,100	$85,183	$192,354
Investments in Affiliates, at Value and Cost	41,723	6,263	59,975	3,182	140,637	4,990	—

Total Investments	363,769	92,042	651,652	55,860	480,737	90,173	192,354

Segregated Cash at Broker for Futures Contracts	5,277	—	—	—	—	—	—
Interest and Dividends Receivable	2,834	417	5,019	259	3,615	356	2,454
Receivable for Capital Shares Issued	700	52	1,622	584	794	287	155
Receivable for Investment Securities Sold	6,938	—	15,283	848	—	149	—
Appreciated Credit Default Swap Agreements, at Value (Cost $—, $—, $1,221, $—, $—, $— and $—)	1,121	—	941	—	—	—	—
Appreciated Interest Rate Swap Agreements, at Value (Cost $—, $—, $—, $—, $—, $— and $—)	—	—	13	—	—	—	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	1,863	—	—	—	—
Unrealized Appreciation on Futures Contracts	37	—	—	—	—	—	—
Reclaims Receivable	—	—	2	—	—	—	—
Prepaid Expenses	25	21	7	7	10	7	5

Total Assets	380,701	92,532	676,402	57,558	485,156	90,972	194,968

Liabilities:
Payable for Fund Overdraft	2,412	—	—	—	—	—	—
Income Distributions Payable	1,029	113	2,418	152	851	265	586
Payable for Investment Securities Purchased	9,608	—	30,648	1,252	—	—	2,000
Payable for Capital Shares Redeemed	533	452	42	39	715	12	177
Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $— and $—)	1,262	—	—	—	—	—	—
Depreciated Interest Rate Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $— and $—)	—	—	11	—	—	—	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	1,585	—	—	—	—
Unrealized Depreciation on Futures Contracts	648	—	—	—	—	—	—
Payable Upon Return of Securities Loaned	32,601	6,263	38,407	1,019	135,039	—	—
Investment Advisory Fees Payable	112	30	123	6	149	8	90
Administration, Fund Accounting and Transfer Agency Fees Payable	8	2	14	1	9	2	5
Compliance Services Fees Payable	4	—	8	—	10	1	3
Distribution and Service Fees Payable	3	9	—	—	4	—	3
Custodian Fees Payable	5	1	10	1	6	5	3
Trustee Fees Payable	2	—	5	—	6	1	2
Accrued Expenses	10	3	29	—	37	3	13

Total Liabilities	48,237	6,873	73,300	2,470	136,826	297	2,882

Net Assets	$332,464	$85,659	$603,102	$55,088	$348,330	$90,675	$192,086

Net Assets Consist of:
Capital	$361,807	$84,397	$597,124	$61,307	$317,085	$91,435	$186,298
Accumulated Net Investment Income (Loss)	22	—	(1,964)	25	378	14	(22)
Accumulated Net Realized Gain (Loss) from Investment, Swap, Futures and Foreign Currency Transactions	(12,201)	(579)	1,353	(2,711)	8,096	(1,144)	(26)
Net Unrealized Appreciation/Depreciation on Investments, Swaps, Futures and Foreign Currencies	(17,164)	1,841	6,589	(3,533)	22,771	370	5,836

Net Assets	$332,464	$85,659	$603,102	$55,088	$348,330	$90,675	$192,086

Net Assets:
I Shares	$326,801	$61,692	$602,267	$55,088	$341,727	$90,675	$181,882
A Shares	2,715	16,854	510	—	2,954	—	7,619
C Shares	2,948	7,113	—	—	3,649	—	2,585
R Shares(c)	—	—	325	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	34,775	5,974	58,686	5,789	30,752	9,041	17,790
A Shares	288	1,634	48	—	266	—	745
C Shares	313	690	—	—	328	—	253
R Shares(c)	—	—	32	—	—	—	—
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.40	$10.33	$10.26	$9.52	$11.11	$10.03	$10.22
A Shares	9.42	10.32	10.57	N/A	11.11	N/A	10.22
C Shares(b)	9.42	10.31	N/A	N/A	11.11	N/A	10.22
R Shares(c)	N/A	N/A	10.26	N/A	N/A	N/A	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.40	$10.33	$10.26	$9.52	$11.11	$10.03	$10.22
A Shares	9.66	10.58	11.10	N/A	11.66	N/A	10.73
C Shares	9.42	10.31	N/A	N/A	11.11	N/A	10.22
R Shares(c)	N/A	N/A	10.26	N/A	N/A	N/A	N/A
Maximum Sales Charge — A Shares	2.50%	2.50%	4.75%	N/A	4.75%	N/A	4.75%

*	Investments include securities on loan of $31,866, $6,158, $37,536, $998, $132,590, $— and $—, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price per share varies based on length of time shares are held.

(c)	Effective February 13, 2009, C Shares converted to R Shares for the Total Return Bond Fund.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

			U.S.
	Prime		Government	U.S.	Virginia
	Quality	Tax-Exempt	Securities	Treasury	Tax-Free
	Money	Money	Money	Money	Money
	Market	Market	Market	Market	Market
	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$7,533,612	$1,911,380	$1,223,408	$1,500,731	$438,860

Investments, at Value	$7,373,131	$1,911,380	$978,823	$863,346	$438,860
Investments in Affiliates, at Value and Cost	70,000	—	—	—	—
Repurchase Agreements, at Value and Cost	90,481	—	244,585	637,385	—

Total Investments	7,533,612	1,911,380	1,223,408	1,500,731	438,860

Interest and Dividends Receivable	5,484	4,084	711	529	1,597
Receivable for Capital Shares Issued	176	7	7	7	12
Receivable for Investment Securities Sold	—	32,004	—	—	—
Receivable from Administrator	181	20	—	—	9
Prepaid Treasury Guarantee Program Fee	300	66	—	—	22
Prepaid Expenses	63	19	20	11	10

Total Assets	7,539,816	1,947,580	1,224,146	1,501,278	440,510

Liabilities:
Income Distributions Payable	642	236	120	129	40
Payable for Investment Securities Purchased	261,941	19,001	—	—	—
Investment Advisory Fees Payable	3,015	603	434	347	150
Administration, Fund Accounting and Transfer Agency Fees Payable	—	—	25	32	—
Compliance Services Fees Payable	68	27	9	11	9
Distribution and Service Fees Payable	505	48	40	21	32
Custodian Fees Payable	20	7	3	3	3
Trustee Fees Payable	39	17	6	7	5
Accrued Expenses	292	105	37	44	33

Total Liabilities	266,522	20,044	674	594	272

Net Assets	$7,273,294	$1,927,536	$1,223,472	$1,500,684	$440,238

Net Assets Consist of:
Capital	$7,277,762	$1,927,578	$1,223,501	$1,500,768	$439,991
Accumulated Net Investment Income (Loss)	32	31	(7)	80	112
Accumulated Net Realized Gain (Loss) from Investment Transactions	(4,500)	(73)	(22)	(164)	135

Net Assets	$7,273,294	$1,927,536	$1,223,472	$1,500,684	$440,238

Net Assets:
I Shares	$3,448,997	$1,568,626	$879,234	$1,238,400	$202,553
A Shares	3,822,051	358,910	344,238	262,284	237,685
C Shares	2,246	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	3,450,798	1,568,629	879,254	1,238,484	202,447
A Shares	3,824,715	358,949	344,248	262,284	237,543
C Shares	2,249	—	—	—	—
Net Asset Value, Offering and Redemption Price Per Share:
I Shares	$1.00	$1.00	$1.00	$1.00	$1.00
A Shares	1.00	1.00	1.00	1.00	1.00
C Shares(a)	1.00	N/A	N/A	N/A	N/A

(a)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

		Georgia	High				Investment
		Tax-	Grade			Investment	Grade
	Corporate	Exempt	Municipal	High	Intermediate	Grade	Tax-Exempt
	Bond	Bond	Bond	Income	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest Income	$4,292	$7,966	$5,148	$4,481	$36,173	$18,851	$24,901
Dividend Income	—	125	202	—	—	—	1,363
Dividend Income from Affiliated Investment Companies	2	—	8	73	676	349	—
Net Income from Securities Lending	150	—	—	16	2,766	868	—

Total Investment Income	4,444	8,091	5,358	4,570	39,615	20,068	26,264

Expenses:
Investment Advisory Fees	442	989	703	267	2,134	2,029	3,364
Administration, Fund Accounting and Transfer Agency Fees	37	49	35	27	234	126	200
Compliance Services Fees	2	4	3	1	19	10	15
Distribution and Service Fees — A Shares	3	6	3	7	2	49	37
Distribution and Service Fees — C Shares	216	44	45	162	—	77	56
Distribution and Service Fees — R Shares(a)	—	—	—	—	1	—	—
Custodian Fees	13	7	8	9	28	22	18
Printing Fees	5	6	5	4	32	17	27
Registration Fees	26	10	30	20	19	30	47
Trustees’ Fees	2	4	3	1	18	10	14
Interest Expense	—	154	—	—	—	—	—
Other Fees	16	9	9	10	51	31	48

Total Expenses	762	1,282	844	508	2,538	2,401	3,826
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(2)	—	(18)	—	—	—
Less: Administration Fees Waived	(1)	(16)	(2)	(10)	(12)	(5)	(9)

Net Expenses	761	1,264	842	480	2,526	2,396	3,817

Net Investment Income	3,683	6,827	4,516	4,090	37,089	17,672	22,447

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(6,405)	(4,161)	(3,464)	(9,785)	23,897	10,134	(6,773)
Net Change in Unrealized Appreciation/Depreciation on
Investments, Swaps and Foreign Currencies	(365)	525	319	(3,305)	(3,770)	(1,699)	10,053

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	(6,770)	(3,636)	(3,145)	(13,090)	20,127	8,435	3,280

Change in Net Assets from Operations	$(3,087)	$3,191	$1,371	$(9,000)	$57,216	$26,107	$25,727

(a)	Effective February 13, 2009, C Shares converted to R Shares for the Intermediate Bond Fund and amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

		Limited-Term		North	Seix
		Federal		Carolina	Floating	Seix	Seix
	Limited	Mortgage	Maryland	Tax-Exempt	Rate High	Global	High
	Duration	Securities	Municipal	Bond	Income	Strategy	Yield
	Fund	Fund	Bond Fund	Fund	Fund	Fund(a)	Fund

Investment Income:
Interest Income	$711	$3,385	$1,604	$1,908	$36,770	$57	$66,564
Dividend Income	—	—	16	50	—	—	—
Dividend Income from Affiliated Investment Companies	289	93	—	—	878	17	715
Net Income from Securities Lending	—	—	—	—	—	——	521

Total Investment Income	1,000	3,478	1,620	1,958	37,648	74	67,800

Expenses:
Investment Advisory Fees	38	352	205	251	2,470	29	3,158
Administration, Fund Accounting and Transfer Agency Fees	14	23	12	13	147	2	251
Compliance Services Fees	1	2	1	1	8	1	18
Distribution and Service Fees — A Shares	—	4	—	1	18	—	45
Distribution and Service Fees — C Shares	—	93	56	—	3	—	35
Custodian Fees	8	8	4	3	10	7	27
Organizational Costs		—	—	—	—	6	—
Printing Fees	2	4	1	1	16	—	37
Registration Fees	5	28	7	7	42	24	40
Trustees’ Fees	1	2	1	1	8	—	17
Other Fees	4	7	4	3	26	1	63

Total Expenses	73	523	291	281	2,748	70	3,691
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	—	—	—	(35)	—
Less: Administration Fees Waived	(1)	(1)	—	(1)	(7)	(1)	(38)

Net Expenses	72	522	291	280	2,741	34	3,653

Net Investment Income	928	2,956	1,329	1,678	34,907	40	64,147

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	(1,722)	717	(522)	(1,029)	(68,652)	298	(111,315)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	170	489	147	521	(26,992)	49	(48,929)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	(1,552)	1,206	(375)	(508)	(95,644)	347	(160,244)

Change in Net Assets from Operations	$(624)	$4,162	$954	$1,170	$(60,737)	$387	$(96,097)

(a) For the period September 8, 2008 (commencement of operations) through March 31, 2009.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

						U.S.
						Government	Virginia
		Short-Term	Total		U.S.	Securities	Intermediate
	Short-Term	U.S. Treasury	Return	Ultra-Short	Government	Ultra-Short	Municipal
	Bond	Securities	Bond	Bond	Securities	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest Income	$16,407	$2,337	$29,029	$3,032	$14,205	$3,557	$8,590
Dividend Income	11	12	—	63	—	48	66
Dividend Income from Affiliated Investment Companies	210	—	489	56	353	10	—
Net Income from Securities Lending	279	321	434	3	2,027	4	—

Total Investment Income	16,907	2,670	29,952	3,154	16,585	3,619	8,656

Expenses:
Investment Advisory Fees	1,450	335	1,441	163	2,275	169	1,130
Administration, Fund Accounting and Transfer Agency Fees	107	26	168	33	122	29	56
Compliance Services Fees	8	2	15	2	15	2	5
Distribution and Service Fees — A Shares	7	27	1	—	9	—	11
Distribution and Service Fees — C Shares	31	79	—	—	39	—	28
Distribution and Service Fees — R Shares(a)	—	—	1	—	—	—	—
Custodian Fees	26	4	37	27	17	24	9
Printing Fees	14	4	25	3	23	3	7
Registration Fees	26	23	10	14	29	13	12
Trustees’ Fees	8	2	15	2	14	2	5
Other Fees	21	8	39	22	35	26	12

Total Expenses	1,698	510	1,752	266	2,578	268	1,275
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	—	(22)	—	(20)	—
Less: Administration Fees Waived	(5)	(1)	(8)	(17)	(6)	(12)	(3)

Net Expenses	1,693	509	1,744	227	2,572	236	1,272

Net Investment Income	15,214	2,161	28,208	2,927	14,013	3,383	7,384

Net Realized and Unrealized Gain (Loss) on Investments, Swaps, Futures and Foreign Currencies:
Net Realized Gain (Loss) from Investment, Swap, Futures and Foreign Currency Transactions	(3,389)	1,604	3,981	(471)	14,621	249	407
Net Change in Unrealized Appreciation/Depreciation on
Investments, Swaps, Futures and Foreign Currencies	(17,601)	(807)	3,974	(3,009)	7,137	(43)	1,349

Net Realized and Unrealized Gain (Loss) on Investments, Swaps, Futures and Foreign Currencies	(20,990)	797	7,955	(3,480)	21,758	206	1,756

Change in Net Assets from Operations	$(5,776)	$2,958	$36,163	$(553)	$35,771	$3,589	$9,140

(a)	Effective February 13, 2009, C Shares converted to R Shares for the Total Return Bond Fund and amounts prior to such date are disclosed as R Shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2009  (Amounts in thousands)

			U.S.
			Government
	Prime Quality	Tax-Exempt	Securities	U.S. Treasury	Virginia Tax-
	Money	Money	Money	Money	Free Money
	Market Fund	Market Fund	Market Fund	Market Fund	Market Fund

Investment Income:
Interest Income	$168,886	$31,818	$28,872	$17,116	$10,249
Interest Recovery Payments by Affiliate	469	—	—	—	—
Interest Income From Affiliated Investments	2,230	—	—	—	—
Dividend Income	17,909	2,213	2,086	219	680

Total Investment Income	189,494	34,031	30,958	17,335	10,929

Expenses:
Investment Advisory Fees	42,246	8,885	9,034	8,672	2,471
Administration, Fund Accounting and Transfer Agency Fees	2,222	533	426	405	171
Compliance Services Fees	221	55	42	30	17
Distribution and Service Fees — A Shares	7,823	740	515	385	542
Distribution and Service Fees — C Shares	7	—	—	—	—
Treasury Guarantee Program Fee	1,916	421	—	—	141
Custodian Fees	134	31	25	13	13
Printing Fees	632	88	62	47	29
Registration Fees	45	26	24	18	24
Trustee Fees	213	52	45	27	17
Other Fees	548	105	111	80	33

Total Expenses	56,007	10,936	10,284	9,677	3,458
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(97)	(261)	(174)	(2,683)	(32)
Less: Administration Fees Waived	(394)	(104)	(22)	(165)	(33)
Less: Distribution and Service Fees Waived — A Shares	—	—	(6)	(19)	—

Net Expenses	55,516	10,571	10,082	6,810	3,393

Net Investment Income	133,978	23,460	20,876	10,525	7,536

Net Realized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions	(51,237)	39	(11)	17	179
Net Increase from Payments by Affiliate	49,000	—	—	—	—

Net Realized Gain (Loss) on Investments	(2,237)	39	(11)	17	179

Change in Net Assets from Operations	$131,741	$23,499	$20,865	$10,542	$7,715

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Georgia Tax-Exempt		High Grade Municipal
	Corporate Bond Fund		Bond Fund		Bond Fund		High Income Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$3,683	$6,126	$6,827	$6,172	$4,516	$5,869	$4,090	$5,041
Net Realized Gain (Loss) from Investment and Swap Transactions	(6,405)	(1,084)	(4,161)	(1,435)	(3,464)	(581)	(9,785)	(4,003)
Net Change in Unrealized Appreciation/Depreciation on Investments and Swaps	(365)	(1,934)	525	(3,963)	319	(969)	(3,305)	(3,721)

Change in Net Assets from Operations	(3,087)	3,108	3,191	774	1,371	4,319	(9,000)	(2,683)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(3,756)	(4,654)	(6,567)	(5,445)	(4,326)	(5,652)	(2,492)	(3,235)
A Shares	(73)	(75)	(137)	(150)	(72)	(78)	(181)	(65)
C Shares	(1,393)	(1,517)	(123)	(150)	(118)	(139)	(1,372)	(1,813)
Net Realized Gains:
I Shares	—		—	—	—	(415)	—	(687)
A Shares	—		—	—	—	(6)	—	(18)
C Shares	—		—	—	—	(14)	—	(430)

Total Dividends and Distributions	(5,222)	(6,246)	(6,827)	(5,745)	(4,516)	(6,304)	(4,045)	(6,248)

Change in Net Assets from Capital Transactions	(20,042)	(29,098)	(4,427)	31,066	(97,741)	10,196	(1,831)	(11,258)

Change in Net Assets	(28,351)	(32,236)	(8,063)	26,095	(100,886)	8,211	(14,876)	(20,189)

Net Assets:
Beginning of Period	88,584	120,820	178,680	152,585	181,486	173,275	51,980	72,169

End of Period	$60,233	$88,584	$170,617	$178,680	$80,600	$181,486	$37,104	$51,980

Accumulated Net Investment Income (Loss), End of Period	$(1,098)	$763	$190	$190	$(7)	$(7)	$(50)	$(45)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Corporate
	Bond Fund		Georgia Tax-Exempt Bond Fund		High Grade Municipal Bond Fund		High Income Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$9,351	$16,903	$58,367	$64,102	$25,580	$56,199	$16,852	$17,711
Dividends Reinvested	351	489	394	396	396	569	1,399	1,788
Cost of Shares Redeemed	(26,710)	(39,353)	(60,976)	(32,853)	(122,409)	(44,618)	(17,073)	(26,276)

Change in Net Assets from I Shares	(17,008)	(21,961)	(2,215)	31,645	(96,433)	12,150	1,178	(6,777)

A Shares:
Proceeds from Shares Issued	1,620	798	81	2,715	19	645	6,632	1,127
Dividends Reinvested	39	50	53	64	34	47	69	50
Cost of Shares Redeemed	(561)	(740)	(1,455)	(2,083)	(540)	(1,069)	(6,437)	(697)

Change in Net Assets from A Shares	1,098	108	(1,321)	696	(487)	(377)	264	480

C Shares:
Proceeds from Shares Issued	703	345	12	2	13	3	369	498
Dividends Reinvested	984	1,072	108	130	65	93	916	1,522
Cost of Shares Redeemed	(5,819)	(8,662)	(1,011)	(1,407)	(899)	(1,673)	(4,558)	(6,981)

Change in Net Assets from C Shares	(4,132)	(7,245)	(891)	(1,275)	(821)	(1,577)	(3,273)	(4,961)

Change in Net Assets from Capital Transactions	$(20,042)	$(29,098)	$(4,427)	$31,066	$(97,741)	$10,196	$(1,831)	$(11,258)

Share Transactions:
I Shares:
Issued	1,062	1,733	5,981	6,331	2,396	5,186	3,036	2,494
Reinvested	39	50	40	39	38	52	265	260
Redeemed	(2,944)	(4,051)	(6,364)	(3,246)	(11,437)	(4,110)	(2,945)	(3,793)

Change in I Shares	(1,843)	(2,268)	(343)	3,124	(9,003)	1,128	356	(1,039)

A Shares:
Issued	184	83	8	268	2	60	1,032	159
Reinvested	4	5	5	6	3	4	14	7
Redeemed	(61)	(76)	(151)	(206)	(50)	(98)	(994)	(102)

Change in A Shares	127	12	(138)	68	(45)	(34)	52	64

C Shares:
Issued	77	35	1	—	1	—	65	70
Reinvested	108	110	11	13	6	9	171	221
Redeemed	(635)	(891)	(103)	(139)	(85)	(154)	(825)	(1,003)

Change in C Shares	(450)	(746)	(91)	(126)	(78)	(145)	(589)	(712)

Change in Shares	(2,166)	(3,002)	(572)	3,066	(9,126)	949	(181)	(1,687)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					Investment Grade Tax-Exempt
	Intermediate Bond Fund		Investment Grade Bond Fund		Bond Fund		Limited Duration Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$37,089	$26,334	$17,672	$18,964	$22,447	$16,752	$928	$2,222
Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	23,897	8,553	10,134	4,673	(6,773)	3,587	(1,722)	(16)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(3,770)	12,231	(1,699)	4,363	10,053	3,642	170	(590)

Change in Net Assets from Operations	57,216	47,118	26,107	28,000	25,727	23,981	(624)	1,616

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(39,598)	(26,458)	(18,421)	(18,159)	(21,948)	(16,266)	(877)	(2,185)
A Shares	(30)	(32)	(751)	(708)	(371)	(336)	—	—
C Shares	—	—	(291)	(323)	(128)	(151)	—	—
R Shares(a)	(5)	—	—	—	—	—	—	—
Net Realized Gains:
I Shares	(18,779)	(646)	—	—	(4,229)	(1,323)	—	—
A Shares	(11)	(1)	—	—	(77)	(28)	—	—
C Shares	—	—	—	—	(34)	(16)	—	—
R Shares(a)	(2)	—	—	—	—	—	—	—

Total Dividends and Distributions	(58,425)	(27,137)	(19,463)	(19,190)	(26,787)	(18,120)	(877)	(2,185)

Change in Net Assets from Capital Transactions	262,145	699,504	12,511	(21,242)	274,299	127,864	(11,182)	3,787

Change in Net Assets	260,936	719,485	19,155	(12,432)	273,239	133,725	(12,683)	3,218

Net Assets:
Beginning of Period	813,727	94,242	407,314	419,746	563,175	429,450	43,509	40,291

End of Period	$1,074,663	$813,727	$426,469	$407,314	$836,414	$563,175	$30,826	$43,509

Accumulated Net Investment Income (Loss), End of Period	$(2,926)	$1,528	$(1,684)	$952	$(154)	$(154)	$1	$—

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective February 13, 2009, C Shares converted to R Shares for the Intermediate Bond Fund and amounts prior to such date are disclosed as R Shares.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					Investment Grade Tax-Exempt
	Intermediate Bond Fund		Investment Grade Bond Fund		Bond Fund		Limited Duration Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$498,506	$768,551	$150,548	$126,591	$600,939	$250,079	$1,357	$14,306
Dividends Reinvested	12,619	4,243	12,309	10,207	10,405	6,421	579	1,558
Cost of Shares Redeemed	(251,401)	(73,892)	(165,010)	(154,150)	(339,364)	(126,339)	(13,118)	(12,077)

Change in Net Assets from I Shares	259,724	698,902	(2,153)	(17,352)	271,980	130,161	(11,182)	3,787

A Shares:
Proceeds from Shares Issued	2,286	1,931	16,461	3,215	6,643	585	—	—
Dividends Reinvested	29	23	677	628	239	247	—	—
Cost of Shares Redeemed	(428)	(1,360)	(5,947)	(6,229)	(3,887)	(1,795)	—	—

Change in Net Assets from A Shares	1,887	594	11,191	(2,386)	2,995	(963)	—	—

C Shares:
Proceeds from Shares Issued	—	—	5,016	304	217	9	—	—
Dividends Reinvested	—	—	257	287	125	129	—	—
Cost of Shares Redeemed	—	—	(1,800)	(2,095)	(1,018)	(1,472)	—	—

Change in Net Assets from C Shares	—	—	3,473	(1,504)	(676)	(1,334)	—	—

R Shares:(a)
Proceeds from Shares Issued	544	9	—	—	—	—	—	—
Dividends Reinvested	6	—	—	—	—	—	—	—
Cost of Shares Redeemed	(16)	(1)	—	—	—	—	—	—

Change in Net Assets from R Shares	534	8	—	—	—	—	—	—

Change in Net Assets from Capital Transactions	$262,145	$699,504	$12,511	$(21,242)	$274,299	$127,864	$(11,182)	$3,787

Share Transactions:
I Shares:
Issued	48,849	76,482	14,077	11,942	52,023	21,771	139	1,434
Reinvested	1,246	420	1,152	965	915	559	60	156
Redeemed	(24,778)	(7,350)	(15,461)	(14,624)	(29,626)	(10,982)	(1,372)	(1,215)

Change in I Shares	25,317	69,552	(232)	(1,717)	23,312	11,348	(1,173)	375

A Shares:
Issued	223	194	1,523	306	572	51	—	—
Reinvested	3	2	63	59	21	22	—	—
Redeemed	(42)	(135)	(556)	(591)	(340)	(157)	—	—

Change in A Shares	184	61	1,030	(226)	253	(84)	—	—

C Shares:
Issued	—	—	460	29	18	1	—	—
Reinvested	—	—	24	27	11	11	—	—
Redeemed	—	—	(170)	(198)	(89)	(128)	—	—

Change in C Shares	—	—	314	(142)	(60)	(116)	—	—

R Shares:(a)
Issued	53	1	—	—	—	—	—	—
Reinvested	1	—	—	—	—	—	—	—
Redeemed	(2)	—	—	—	—	—	—	—

Change in R Shares	52	1	—	—	—	—	—	—

Change in Shares	25,553	69,614	1,112	(2,085)	23,505	11,148	(1,173)	375

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective February 13, 2009, C Shares converted to R Shares for the Intermediate Bond Fund and amounts prior to such date are disclosed as R Shares.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Limited-Term Federal				North Carolina
	Mortgage		Maryland Municipal		Tax-Exempt		Seix Floating Rate
	Securities Fund		Bond Fund		Bond Fund		High Income Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$2,956	$7,027	$1,329	$1,386	$1,678	$1,575	$34,907	$49,636
Net Realized Gain (Loss) from Investment and Swap Transactions	717	(1,816)	(522)	(116)	(1,029)	(609)	(68,652)	(25,168)
Net Change in Unrealized Appreciation/Depreciation on Investments and Swaps	489	1,945	147	(574)	521	(889)	(26,992)	(53,643)

Change in Net Assets from Operations	4,162	7,156	954	696	1,170	77	(60,737)	(29,175)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(2,769)	(6,967)	(1,174)	(1,217)	(1,656)	(1,546)	(34,483)	(48,930)
A Shares	(101)	(152)	(1)	(2)	(22)	(29)	(366)	(637)
C Shares	(342)	(505)	(153)	(167)	—	—	(15)	(9)
Net Realized Gains:
I Shares	—	—	—	(19)	—	—	—	(1,465)
A Shares	—	—	—	—	—	—	—	(17)
C Shares	—	—	—	(3)	—	—	—	(1)

Total Dividends and Distributions	(3,212)	(7,624)	(1,328)	(1,408)	(1,678)	(1,575)	(34,864)	(51,059)

Change in Net Assets from Capital Transactions	(50,222)	(341,245)	(12,260)	8,332	921	276	98,989	47,072

Change in Net Assets	(49,272)	(341,713)	(12,634)	7,620	413	(1,222)	3,388	(33,162)

Net Assets:
Beginning of Period	99,106	440,819	44,051	36,431	43,806	45,028	560,015	593,177

End of Period	$49,834	$99,106	$31,417	$44,051	$44,219	$43,806	$563,403	$560,015

Accumulated Net Investment Income (Loss), End of Period	$(43)	$130	$(40)	$(41)	$(63)	$(63)	$(98)	$(85)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Limited-Term Federal
	Mortgage		Maryland Municipal				Seix Floating Rate High
	Securities Fund		Bond Fund		North Carolina Tax-Exempt Bond Fund		Income Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$4,943	$16,759	$4,375	$17,043	$17,596	$14,056	$401,972	$415,063
Dividends Reinvested	990	2,221	27	38	20	15	24,530	39,426
Cost of Shares Redeemed	(53,140)	(355,644)	(16,116)	(7,852)	(16,499)	(13,687)	(327,938)	(405,010)

Change in Net Assets from I Shares	(47,207)	(336,664)	(11,714)	9,229	1,117	384	98,564	49,479

A Shares:
Proceeds from Shares Issued	433	946	—	294	—	601	1,140	8,633
Dividends Reinvested	82	132	1	2	13	9	43	214
Cost of Shares Redeemed	(1,091)	(1,943)	(45)	(293)	(209)	(716)	(1,132)	(11,489)

Change in Net Assets from A Shares	(576)	(865)	(44)	3	(196)	(106)	51	(2,642)

C Shares:
Proceeds from Shares Issued	37	41	22	7	—	—	425	268
Dividends Reinvested	286	426	123	136	—	—	9	6
Cost of Shares Redeemed	(2,762)	(4,183)	(647)	(1,043)	—	(2)	(60)	(39)

Change in Net Assets from C Shares	(2,439)	(3,716)	(502)	(900)	—	(2)	374	235

Change in Net Assets from Capital Transactions	$(50,222)	$(341,245)	$(12,260)	$8,332	$921	$276	$98,989	$47,072

Share Transactions:
I Shares:
Issued	498	1,694	437	1,680	1,833	1,427	50,915	43,054
Reinvested	100	224	3	4	2	1	3,012	4,143
Redeemed	(5,383)	(35,833)	(1,643)	(777)	(1,737)	(1,383)	(40,485)	(43,415)

Change in I Shares	(4,785)	(33,915)	(1,203)	907	98	45	13,442	3,782

A Shares:
Issued	44	96	—	30	—	61	150	888
Reinvested	8	13	—	—	2	1	5	22
Redeemed	(110)	(197)	(5)	(29)	(22)	(73)	(147)	(1,203)

Change in A Shares	(58)	(88)	(5)	1	(20)	(11)	8	(293)

C Shares:
Issued	4	4	3	1	—	—	56	27
Reinvested	29	43	12	13	—	—	1	1
Redeemed	(280)	(421)	(66)	(103)	—	—	(7)	(4)

Change in C Shares	(247)	(374)	(51)	(89)	—	—	50	24

Change in Shares	(5,090)	(34,377)	(1,259)	819	78	34	13,500	3,513

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Seix Global					Short-Term U.S.
	Strategy Fund	Seix High Yield Fund		Short-Term Bond Fund		Treasury Securities Fund
	09/08/08* -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$40	$64,147	$67,016	$15,214	$17,192	$2,161	$2,916
Net Realized Gain (Loss) from Investment, Swap, Futures and Foreign Currency Transactions	298	(111,315)	(49,258)	(3,389)	2,527	1,604	286
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps, Futures and Foreign Currencies	49	(48,929)	(39,042)	(17,601)	523	(807)	2,596

Change in Net Assets from Operations	387	(96,097)	(21,284)	(5,776)	20,242	2,958	5,798

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(59)	(62,007)	(65,571)	(14,875)	(16,862)	(1,670)	(2,447)
A Shares	—	(1,603)	(1,990)	(131)	(162)	(349)	(157)
C Shares	—	(278)	(312)	(99)	(139)	(141)	(312)
Tax Return of Capital
I Shares	—	—	—	—	—	—	—
A Shares	—	—	—	—	—	—	—
C Shares	—	—	—	—	—	—	—
Net Realized Gains:
I Shares	(61)	—	—	—	—	—	—
A Shares	—	—	—	—	—	—	—
C Shares	—	—	—	—	—	—	—

Total Dividends and Distributions	(120)	(63,888)	(67,873)	(15,105)	(17,163)	(2,160)	(2,916)

Change in Net Assets from Capital Transactions	10,160	280,871	(373,448)	(44,558)	(40,176)	9,806	1,362

Change in Net Assets	10,427	120,886	(462,605)	(65,439)	(37,097)	10,604	4,244

Net Assets:
Beginning of Period	—	688,733	1,151,338	397,903	435,000	75,055	70,811

End of Period	$10,427	$809,619	$688,733	$332,464	$397,903	$85,659	$75,055

Accumulated Net Investment Income (Loss), End of Period	$(47)	$(814)	$(782)	$22	$26	$—	$(1)

* Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Seix Global					Short-Term U.S.
	Strategy Fund	Seix High Yield Fund		Short-Term Bond Fund		Treasury Securities Fund
	09/08/08* -	04/01/08-	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-
	03/31/09	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$15,991	$520,611	$227,317	$153,005	$143,037	$20,259	$20,010
Dividends Reinvested	34	49,264	56,687	4,267	4,166	410	394
Cost of Shares Redeemed	(5,865)	(291,411)	(651,781)	(200,576)	(186,315)	(21,786)	(15,806)

Change in Net Assets from I Shares	10,160	278,464	(367,777)	(43,304)	(39,112)	(1,117)	4,598

A Shares:
Proceeds from Shares Issued	—	14,251	1,675	663	1,760	30,304	402
Dividends Reinvested	—	1,436	1,895	93	120	214	121
Cost of Shares Redeemed	—	(15,114)	(8,751)	(1,636)	(1,886)	(17,832)	(850)

Change in Net Assets from A Shares	—	573	(5,181)	(880)	(6)	12,686	(327)

C Shares:
Proceeds from Shares Issued	—	2,236	200	157	123	804	318
Dividends Reinvested	—	117	125	91	127	125	274
Cost of Shares Redeemed	—	(519)	(815)	(622)	(1,308)	(2,692)	(3,501)

Change in Net Assets from C Shares	—	1,834	(490)	(374)	(1,058)	(1,763)	(2,909)

Change in Net Assets from Capital Transactions	$10,160	$280,871	$(373,448)	$(44,558)	$(40,176)	$9,806	$1,362

Share Transactions:
I Shares:
Issued	1,561	62,079	21,570	15,955	14,543	1,986	2,003
Reinvested	3	5,831	5,468	447	423	40	39
Redeemed	(565)	(34,320)	(62,214)	(21,218)	(18,997)	(2,133)	(1,588)

Change in I Shares	999	33,590	(35,176)	(4,816)	(4,031)	(107)	454

A Shares:
Issued	—	1,908	164	68	179	2,971	40
Reinvested	—	171	188	10	12	21	12
Redeemed	—	(1,898)	(871)	(171)	(192)	(1,729)	(85)

Change in A Shares	—	181	(519)	(93)	(1)	1,263	(33)

C Shares:
Issued	—	284	20	16	13	79	31
Reinvested	—	14	12	10	13	12	28
Redeemed	—	(56)	(80)	(65)	(133)	(264)	(353)

Change in C Shares	—	242	(48)	(39)	(107)	(173)	(294)

Change in Shares	999	34,013	(35,743)	(4,948)	(4,139)	983	127

* Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government		U.S. Government
	Total Return Bond Fund		Ultra-Short Bond Fund		Securities Fund		Securities Ultra-Short Bond Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$28,208	$32,003	$2,927	$3,949	$14,013	$27,683	$3,383	$1,866
Net Realized Gain (Loss) from Investment, Swap and Foreign Currency Transactions	3,981	5,965	(471)	100	14,621	4,039	249	123
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	3,974	3,710	(3,009)	(864)	7,137	13,983	(43)	267

Change in Net Assets from Operations	36,163	41,678	(553)	3,185	35,771	45,705	3,589	2,256

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(29,484)	(32,040)	(2,897)	(3,946)	(14,149)	(27,304)	(3,540)	(1,928)
A Shares	(15)	(13)	—	—	(88)	(164)	—	—
C Shares	—	—	—	—	(85)	(177)	—	—
R Shares(a)	(3)	(1)	—	—	—	—	—	—
Net Realized Gains:
I Shares	—	—	—	—	(1,046)	—	—	—
A Shares	—	—	—	—	(8)	—	—	—
C Shares	—	—	—	—	(9)	—	—	—
R Shares(a)	—	—	—	—	—	—	—	—

Total Dividends and Distributions	(29,502)	(32,054)	(2,897)	(3,946)	(15,385)	(27,645)	(3,540)	(1,928)

Change in Net Assets from Capital Transactions	(34,319)	19,107	(29,354)	3,007	(171,744)	(61,398)	27,722	28,165

Change in Net Assets	(27,658)	28,731	(32,804)	2,246	(151,358)	(43,338)	27,771	28,493

Net Assets:
Beginning of Period	630,760	602,029	87,892	85,646	499,688	543,026	62,904	34,411

End of Period	$603,102	$630,760	$55,088	$87,892	$348,330	$499,688	$90,675	$62,904

Accumulated Net Investment Income (Loss), End of Period	$(1,964)	$1,245	$25	$40	$378	$302	$14	$30

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective February 13, 2009, C Shares converted to R Shares for the Total Return Bond Fund and amounts prior to such date are disclosed as R Shares.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government		U.S. Government
	Total Return Bond Fund		Ultra-Short Bond Fund		Securities Fund		Securities Ultra-Short Bond Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$146,066	$190,795	$21,364	$50,129	$135,953	$221,770	$132,347	$41,205
Dividends Reinvested	13,775	14,034	1,186	1,395	2,820	3,769	1,905	901
Cost of Shares Redeemed	(194,681)	(185,673)	(51,904)	(48,517)	(309,089)	(286,437)	(106,530)	(13,941)

Change in Net Assets from I Shares	(34,840)	19,156	(29,354)	3,007	(170,316)	(60,898)	27,722	28,165

A Shares:
Proceeds from Shares Issued	474	29	—	—	1,107	3,457	—	—
Dividends Reinvested	11	9	—	—	70	125	—	—
Cost of Shares Redeemed	(247)	(97)	—	—	(1,846)	(3,065)	—	—

Change in Net Assets from A Shares	238	(59)	—	—	(669)	517	—	—

C Shares:
Proceeds from Shares Issued	—	—	—	—	348	40	—	—
Dividends Reinvested	—	—	—	—	84	158	—	—
Cost of Shares Redeemed	—	—	—	—	(1,191)	(1,215)	—	—

Change in Net Assets from C Shares	—	—	—	—	(759)	(1,017)	—	—

R Shares:(a)
Proceeds from Shares Issued	316	9	—	—	—	—	—	—
Dividends Reinvested	3	1	—	—	—	—	—	—
Cost of Shares Redeemed	(36)	—	—	—	—	—	—	—

Change in Net Assets from R Shares	283	10	—	—	—	—	—	—

Change in Net Assets from Capital Transactions	$(34,319)	$19,107	$(29,354)	$3,007	$(171,744)	$(61,398)	$27,722	$28,165

Share Transactions:
I Shares:
Issued	14,428	19,247	2,178	5,013	12,641	21,457	13,258	4,124
Reinvested	1,376	1,406	123	140	262	364	191	90
Redeemed	(19,527)	(18,646)	(5,378)	(4,852)	(28,605)	(27,370)	(10,682)	(1,397)

Change in I Shares	(3,723)	2,007	(3,077)	301	(15,702)	(5,549)	2,767	2,817

A Shares:
Issued	45	2	—	—	102	337	—	—
Reinvested	1	1	—	—	6	12	—	—
Redeemed	(24)	(9)	—	—	(172)	(296)	—	—

Change in A Shares	22	(6)	—	—	(64)	53	—	—

C Shares:
Issued	—	—	—	—	31	4	—	—
Reinvested	—	—	—	—	8	15	—	—
Redeemed	—	—	—	—	(110)	(118)	—	—

Change in C Shares	—	—	—	—	(71)	(99)	—	—

R Shares:(a)
Issued	32	1	—	—	—	—	—	—
Reinvested	—	—	—	—	—	—	—	—
Redeemed	(4)	—	—	—	—	—	—	—

Change in R Shares	28	1	—	—	—	—	—	—

Change in Shares	(3,673)	2,002	(3,077)	301	(15,837)	(5,595)	2,767	2,817

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective February 13, 2009, C Shares converted to R Shares for the Total Return Bond Fund and amounts prior to such date are disclosed as R Shares.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							U.S. Government
			Prime Quality Money		Tax-Exempt Money		Securities Money
	Virginia Intermediate Municipal Bond Fund		Market Fund		Market Fund		Market Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$7,384	$7,819	$133,978	$430,271	$23,460	$56,139	$20,876	$45,412
Net Realized Gain (Loss) from Investment Transactions	407	(348)	(2,237)	(2,263)	39	51	(11)	2
Net Change in Unrealized Appreciation/Depreciation on Investments	1,349	(139)	—	—	—	—	—	—

Change in Net Assets from Operations	9,140	7,332	131,741	428,008	23,499	56,190	20,865	45,414

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(7,062)	(7,529)	(54,927)	(159,091)	(18,169)	(38,714)	(17,574)	(34,341)
A Shares	(248)	(207)	(79,009)	(271,012)	(5,291)	(17,424)	(3,302)	(11,103)
C Shares	(74)	(83)	(43)	(168)	—	—	—	—
Net Realized Gains:
I Shares	—	—	—	—	—	(195)	—	—
A Shares	—	—	—	—	—	(83)	—	—
C Shares	—	—	—	—	—	—	—	—

Total Dividends and Distributions	(7,384)	(7,819)	(133,979)	(430,271)	(23,460)	(56,416)	(20,876)	(45,444)

Change in Net Assets from Capital Transactions	(23,510)	(9,265)	(3,086,726)	1,194,783	(236,408)	412,027	(1,218,461)	1,492,880

Change in Net Assets	(21,754)	(9,752)	(3,088,964)	1,192,520	(236,369)	411,801	(1,218,472)	1,492,850

Net Assets:
Beginning of Period	213,840	223,592	10,362,258	9,169,738	2,163,905	1,752,104	2,441,944	949,094

End of Period	$192,086	$213,840	$7,273,294	$10,362,258	$1,927,536	$2,163,905	$1,223,472	$2,441,944

Accumulated Net Investment Income (Loss), End of Period	$(22)	$(21)	$32	$33	$31	$27	$(7)	$(18)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

							U.S. Government
			Prime Quality		Tax-Exempt		Securities Money
	Virginia Intermediate Municipal Bond Fund		Money Market Fund		Money Market Fund		Market Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$32,923	$35,802	$3,429,318	$5,562,214	$1,956,240	$2,388,440	$1,037,897	$2,368,401
Dividends Reinvested	157	162	6,464	18,302	8	8	96	328
Cost of Shares Redeemed	(57,330)	(45,889)	(3,820,825)	(4,993,485)	(1,961,208)	(1,972,418)	(2,267,104)	(951,500)

Change in Net Assets from I Shares	(24,250)	(9,925)	(385,043)	587,031	(4,960)	416,030	(1,229,111)	1,417,229

A Shares:
Proceeds from Shares Issued	1,775	2,525	1,122,176	2,874,940	454,595	724,129	367,755	411,165
Dividends Reinvested	146	106	78,978	270,896	5,291	17,508	3,302	11,103
Cost of Shares Redeemed	(642)	(1,792)	(3,900,955)	(2,538,480)	(691,334)	(745,640)	(360,407)	(346,617)

Change in Net Assets from A Shares	1,279	839	(2,699,801)	607,356	(231,448)	(4,003)	10,650	75,651

C Shares:
Proceeds from Shares Issued	115	100	724	1,253	—	—	—	—
Dividends Reinvested	51	60	38	144	—	—	—	—
Cost of Shares Redeemed	(705)	(339)	(2,644)	(1,001)	—	—	—	—

Change in Net Assets from C Shares	(539)	(179)	(1,882)	396	—	—	—	—

Change in Net Assets from Capital Transactions	$(23,510)	$(9,265)	$(3,086,726)	$1,194,783	$(236,408)	$412,027	$(1,218,461)	$1,492,880

Share Transactions:
I Shares:
Issued	3,256	3,549	3,429,318	5,562,214	1,956,240	2,388,440	1,037,897	2,368,401
Reinvested	16	16	6,464	18,302	8	8	96	328
Redeemed	(5,744)	(4,555)	(3,820,825)	(4,993,485)	(1,961,208)	(1,972,418)	(2,267,104)	(951,500)

Change in I Shares	(2,472)	(990)	(385,043)	587,031	(4,960)	416,030	(1,229,111)	1,417,229

A Shares:
Issued	177	249	1,122,176	2,874,940	454,595	724,129	367,755	411,165
Reinvested	14	11	78,978	270,896	5,291	17,508	3,302	11,103
Redeemed	(63)	(177)	(3,900,955)	(2,538,480)	(691,334)	(745,640)	(360,407)	(346,617)

Change in A Shares	128	83	(2,699,801)	607,356	(231,448)	(4,003)	10,650	75,651

C Shares:
Issued	12	10	724	1,253	—	—	—	—
Reinvested	5	6	38	144	—	—	—	—
Redeemed	(71)	(34)	(2,644)	(1,001)	—	—	—	—

Change in C Shares	(54)	(18)	(1,882)	396	—	—	—	—

Change in Shares	(2,398)	(925)	(3,086,726)	1,194,783	(236,408)	412,027	(1,218,461)	1,492,880

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury		Virginia Tax-Free
	Money Market Fund		Money Market Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income (Loss)	$10,525	$40,159	$7,536	$19,247
Net Realized Gain (Loss) from Investment Transactions	17	31	179	147

Change in Net Assets from Operations	10,542	40,190	7,715	19,394

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(9,740)	(38,384)	(3,301)	(8,010)
A Shares	(785)	(1,775)	(4,235)	(11,237)
Net Realized Gains:
I Shares	—	—	—	(36)
A Shares	—	—	—	(56)

Total Dividends and Distributions	(10,525)	(40,159)	(7,536)	(19,339)

Change in Net Assets from Capital Transactions	268,873	175,144	(273,120)	104,392

Change in Net Assets	268,890	175,175	(272,941)	104,447

Net Assets:
Beginning of Period	1,231,794	1,056,619	713,179	608,732

End of Period	$1,500,684	$1,231,794	$440,238	$713,179

Accumulated Net Investment Income (Loss), End of Period	$80	$80	$112	$13

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury		Virginia Tax-Free
	Money Market Fund		Money Market Fund
	04/01/08 -	04/01/07 -	04/01/08 -	04/01/07 -
	03/31/09	03/31/08	03/31/09	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$2,518,636	$3,607,616	$377,366	$520,612
Dividends Reinvested	112	337	586	1,179
Cost of Shares Redeemed	(2,410,700)	(3,502,714)	(470,414)	(457,068)

Change in Net Assets from I Shares	108,048	105,239	(92,462)	64,723

A Shares:
Proceeds from Shares Issued	1,054,362	365,712	363,635	482,660
Dividends Reinvested	785	1,775	4,232	11,293
Cost of Shares Redeemed	(894,322)	(297,582)	(548,525)	(454,284)

Change in Net Assets from A Shares	160,825	69,905	(180,658)	39,669

Change in Net Assets from Capital Transactions	$268,873	$175,144	$(273,120)	$104,392

Share Transactions:
I Shares:
Issued	2,518,636	3,607,616	377,366	520,612
Reinvested	112	337	586	1,179
Redeemed	(2,410,700)	(3,502,714)	(470,414)	(457,068)

Change in I Shares	108,048	105,239	(92,462)	64,723

A Shares:
Issued	1,054,362	365,712	363,635	482,660
Reinvested	785	1,775	4,232	11,293
Redeemed	(894,322)	(297,582)	(548,525)	(454,284)

Change in A Shares	160,825	69,905	(180,658)	39,669

Change in Shares	268,873	175,144	(273,120)	104,392

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio of	Expenses to
				Net									Ratio of	Net	Average
				Realized									Net	Investment	Net Assets
				and				Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Corporate Bond Fund(4)
I Shares
Year Ended March 31, 2009	$9.60	$0.49	(a)	$(0.86)	$(0.37)	$(0.70)	$—	$—	$(0.70)	$8.53	(4.10)%	$39,881	0.73	5.29%	0.74%	357%
Year Ended March 31, 2008	9.88	0.60	(a)	(0.27)	0.33	(0.61)	—	—	(0.61)	9.60	3.43	62,581	0.69	6.16	0.71	439
Year Ended March 31, 2007	9.64	0.50	(a)	0.31	0.81	(0.40)	(0.17)	—	(0.57)	9.88	8.66	86,812	0.71	5.20	0.73	397
Year Ended March 31, 2006	10.24	0.43	(a)	(0.41)	0.02	(0.44)	—	(0.18)	(0.62)	9.64	0.19	243,001	0.76	4.35	0.79	317
Period Ended March 31, 2005†	9.81	0.39	(a)	0.49	0.88	(0.39)	—	(0.06)	(0.45)	10.24	9.10	196,921	0.86	4.55	0.96	305
Year Ended May 31, 2004	9.99	0.55	(a)	(0.14)	0.41	(0.53)	—	(0.06)	(0.59)	9.81	4.15	98,570	0.90	5.53	1.00	95
A Shares
Year Ended March 31, 2009	9.64	0.45	(a)	(0.85)	(0.40)	(0.67)	—	—	(0.67)	8.57	(4.37)	2,181	1.03	4.96	1.03	357
Year Ended March 31, 2008	9.92	0.57	(a)	(0.27)	0.30	(0.58)	—	—	(0.58)	9.64	3.10	1,226	0.99	5.84	1.00	439
Year Ended March 31, 2007	9.68	0.49	(a)	0.30	0.79	(0.39)	(0.16)	—	(0.55)	9.92	8.31	1,144	1.01	5.10	1.03	397
Year Ended March 31, 2006	10.27	0.41	(a)	(0.41)	—	(0.41)	—	(0.18)	(0.59)	9.68	(0.01)	1,740	1.10	4.08	1.16	317
Period Ended March 31, 2005†	9.82	0.39	(a)	0.49	0.88	(0.37)	—	(0.06)	(0.43)	10.27	9.04	3,795	1.15	4.59	1.37	305
Period Ended May 31, 2004	9.93	0.33	(a)	(0.07)	0.26	(0.31)	—	(0.06)	(0.37)	9.82	2.59	4,181	1.15	5.15	1.60	95
C Shares
Year Ended March 31, 2009	9.61	0.40	(a)	(0.87)	(0.47)	(0.61)	—	—	(0.61)	8.53	(5.16)	18,171	1.73	4.32	1.74	357
Year Ended March 31, 2008	9.88	0.50	(a)	(0.26)	0.24	(0.51)	—	—	(0.51)	9.61	2.50	24,777	1.70	5.17	1.71	439
Year Ended March 31, 2007	9.65	0.43	(a)	0.28	0.71	(0.34)	(0.14)	—	(0.48)	9.88	7.48	32,864	1.71	4.43	1.73	397
Year Ended March 31, 2006	10.24	0.35	(a)	(0.41)	(0.06)	(0.35)	—	(0.18)	(0.53)	9.65	(0.57)	46,679	1.63	3.53	1.83	317
Period Ended March 31, 2005†	9.81	0.37	(a)	0.46	0.83	(0.34)	—	(0.06)	(0.40)	10.24	8.60	79,792	1.42	4.34	1.98	305
Year Ended May 31, 2004	9.99	0.50	(a)	(0.14)	0.36	(0.48)	—	(0.06)	(0.54)	9.81	3.59	117,216	1.43	4.98	2.03	95
Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2009	9.95	0.37		(0.14)	0.23	(0.37)	—	—	(0.37)	9.81	2.43	163,761	0.67	3.82	0.68	63
Year Ended March 31, 2008	10.25	0.39		(0.33)	0.06	(0.36)	—	—	(0.36)	9.95	0.60	169,453	0.59	3.83	0.60	30
Year Ended March 31, 2007	10.16	0.37		0.13	0.50	(0.40)	—	(0.01)	(0.41)	10.25	4.95	142,485	0.60	3.71	0.60	61
Year Ended March 31, 2006	10.21	0.36	(a)	(0.04)	0.32	(0.36)	—	(0.01)	(0.37)	10.16	3.19	115,929	0.64	3.53	0.66	43
Period Ended March 31, 2005†	10.24	0.28		0.20	0.48	(0.27)	—	(0.24)	(0.51)	10.21	4.73	96,503	0.67	3.31	0.71	52
Year Ended May 31, 2004	10.89	0.34	(a)	(0.58)	(0.24)	(0.34)	—	(0.07)	(0.41)	10.24	(2.18)	98,113	0.71	3.26	0.76	100
A Shares
Year Ended March 31, 2009	9.97	0.37		(0.15)	0.22	(0.36)	—	—	(0.36)	9.83	2.27	2,747	0.82	3.66	0.83	63
Year Ended March 31, 2008	10.26	0.38		(0.32)	0.06	(0.35)	—	—	(0.35)	9.97	0.54	4,164	0.74	3.63	0.75	30
Year Ended March 31, 2007	10.18	0.35		0.12	0.47	(0.38)	—	(0.01)	(0.39)	10.26	4.68	3,592	0.75	3.56	0.75	61
Year Ended March 31, 2006	10.22	0.35	(a)	(0.03)	0.32	(0.35)	—	(0.01)	(0.36)	10.18	3.12	3,711	0.79	3.38	0.81	43
Period Ended March 31, 2005†	10.25	0.27		0.20	0.47	(0.26)	—	(0.24)	(0.50)	10.22	4.57	2,660	0.86	3.12	0.99	52
Year Ended May 31, 2004	10.90	0.32	(a)	(0.58)	(0.26)	(0.32)	—	(0.07)	(0.39)	10.25	(2.39)	2,735	0.92	3.06	1.36	100
C Shares
Year Ended March 31, 2009	9.96	0.28		(0.14)	0.14	(0.28)	—	—	(0.28)	9.82	1.41	4,109	1.67	2.81	1.68	63
Year Ended March 31, 2008	10.25	0.28		(0.31)	(0.03)	(0.26)	—	—	(0.26)	9.96	(0.31)	5,063	1.59	2.75	1.60	30
Year Ended March 31, 2007	10.17	0.26		0.12	0.38	(0.29)	—	(0.01)	(0.30)	10.25	3.81	6,508	1.60	2.74	1.60	61
Year Ended March 31, 2006	10.22	0.27	(a)	(0.04)	0.23	(0.27)	—	(0.01)	(0.28)	10.17	2.25	9,567	1.57	2.61	1.67	43
Period Ended March 31, 2005†	10.25	0.22		0.20	0.42	(0.21)	—	(0.24)	(0.45)	10.22	4.09	10,664	1.42	2.56	1.73	52
Year Ended May 31, 2004	10.90	0.27	(a)	(0.58)	(0.31)	(0.27)	—	(0.07)	(0.34)	10.25	(2.87)	13,351	1.42	2.55	1.84	100

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2009	$10.80	$0.38		$(0.31)	$0.07	$(0.38)	$—	$(0.38)	$10.49	0.72%	$74,586	0.62%	3.57%	0.62%	209%
Year Ended March 31, 2008	10.92	0.37		(0.09)	0.28	(0.37)	(0.03)	(0.40)	10.80	2.58	173,975	0.66	3.40	0.66	183
Year Ended March 31, 2007	10.82	0.37		0.12	0.49	(0.37)	(0.02)	(0.39)	10.92	4.54	163,707	0.60	3.37	0.61	128
Year Ended March 31, 2006	10.90	0.34		(0.03)	0.31	(0.34)	(0.05)	(0.39)	10.82	2.90	165,341	0.63	3.13	0.65	90
Period Ended March 31, 2005†	10.93	0.26		0.10	0.36	(0.26)	(0.13)	(0.39)	10.90	3.31	157,500	0.67	2.84	0.71	66
Year Ended May 31, 2004	11.69	0.32	(a)	(0.56)	(0.24)	(0.32)	(0.20)	(0.52)	10.93	(2.07)	165,065	0.71	2.82	0.75	56
A Shares
Year Ended March 31, 2009	10.80	0.37		(0.31)	0.06	(0.37)	—	(0.37)	10.49	0.56	1,900	0.78	3.47	0.78	209
Year Ended March 31, 2008	10.93	0.35		(0.10)	0.25	(0.35)	(0.03)	(0.38)	10.80	2.33	2,442	0.81	3.26	0.81	183
Year Ended March 31, 2007	10.83	0.35		0.12	0.47	(0.35)	(0.02)	(0.37)	10.93	4.38	2,844	0.75	3.23	0.76	128
Year Ended March 31, 2006	10.91	0.33		(0.03)	0.30	(0.33)	(0.05)	(0.38)	10.83	2.73	5,077	0.80	2.98	0.81	90
Period Ended March 31, 2005†	10.93	0.25		0.11	0.36	(0.25)	(0.13)	(0.38)	10.91	3.24	6,129	0.86	2.65	0.94	66
Year Ended May 31, 2004	11.69	0.30	(a)	(0.56)	(0.26)	(0.30)	(0.20)	(0.50)	10.93	(2.28)	5,906	0.92	2.62	1.13	56
C Shares
Year Ended March 31, 2009	10.82	0.28		(0.31)	(0.03)	(0.28)	—	(0.28)	10.51	(0.29)	4,114	1.63	2.61	1.63	209
Year Ended March 31, 2008	10.95	0.26		(0.10)	0.16	(0.26)	(0.03)	(0.29)	10.82	1.46	5,069	1.66	2.40	1.66	183
Year Ended March 31, 2007	10.85	0.26		0.12	0.38	(0.26)	(0.02)	(0.28)	10.95	3.49	6,724	1.60	2.37	1.61	128
Year Ended March 31, 2006	10.93	0.24		(0.03)	0.21	(0.24)	(0.05)	(0.29)	10.85	1.95	8,783	1.56	2.22	1.66	90
Period Ended March 31, 2005†	10.96	0.19		0.10	0.29	(0.19)	(0.13)	(0.32)	10.93	2.66	12,347	1.42	2.09	1.73	66
Year Ended May 31, 2004	11.71	0.24	(a)	(0.55)	(0.31)	(0.24)	(0.20)	(0.44)	10.96	(2.68)	19,952	1.42	2.14	1.81	56
High Income Fund(4)
I Shares
Year Ended March 31, 2009	6.40	0.54		(1.74)	(1.20)	(0.53)	—	(0.53)	4.67	(19.40)	23,995	0.70	9.67	0.76	368
Year Ended March 31, 2008	7.36	0.57		(0.82)	(0.25)	(0.58)	(0.13)	(0.71)	6.40	(3.68)	30,587	0.70	8.23	0.71	403
Year Ended March 31, 2007	6.97	0.58		0.39	0.97	(0.58)	—	(0.58)	7.36	14.58	42,809	0.70	8.11	0.71	379
Year Ended March 31, 2006	7.38	0.55		(0.03)	0.52	(0.55)	(0.38)	(0.93)	6.97	7.53	36,764	0.72	7.64	0.82	208
Period Ended March 31, 2005†	7.38	0.46		0.21	0.67	(0.46)	(0.21)	(0.67)	7.38	9.31	51,318	0.73	7.47	0.87	191
Year Ended May 31, 2004	7.16	0.62	(a)	0.22	0.84	(0.62)	—	(0.62)	7.38	11.94	71,314	0.76	8.27	0.91	49
A Shares
Year Ended March 31, 2009	6.41	0.52		(1.74)	(1.22)	(0.51)	—	(0.51)	4.68	(19.60)	860	0.99	8.33	1.04	368
Year Ended March 31, 2008	7.37	0.55		(0.82)	(0.27)	(0.56)	(0.13)	(0.69)	6.41	(3.96)	847	1.00	7.95	1.02	403
Year Ended March 31, 2007	6.98	0.56		0.39	0.95	(0.56)	—	(0.56)	7.37	14.22	498	1.00	7.86	1.01	379
Year Ended March 31, 2006	7.39	0.53		(0.03)	0.50	(0.53)	(0.38)	(0.91)	6.98	7.20	403	1.03	7.36	1.13	208
Period Ended March 31, 2005†	7.38	0.44		0.22	0.66	(0.44)	(0.21)	(0.65)	7.39	9.17	739	1.03	7.34	1.39	191
Period Ended May 31, 2004	7.39	0.35	(a)	(0.01)	0.34	(0.35)	—	(0.35)	7.38	4.61	1,508	1.10	7.80	1.88	49
C Shares
Year Ended March 31, 2009	6.40	0.49		(1.74)	(1.25)	(0.48)	—	(0.48)	4.67	(20.20)	12,249	1.70	8.54	1.76	368
Year Ended March 31, 2008	7.36	0.50		(0.82)	(0.32)	(0.51)	(0.13)	(0.64)	6.40	(4.63)	20,546	1.71	7.24	1.72	403
Year Ended March 31, 2007	6.97	0.51		0.39	0.90	(0.51)	—	(0.51)	7.36	13.45	28,862	1.70	7.11	1.71	379
Year Ended March 31, 2006	7.38	0.49		(0.03)	0.46	(0.49)	(0.38)	(0.87)	6.97	6.57	36,062	1.62	6.78	1.83	208
Period Ended March 31, 2005†	7.38	0.42		0.21	0.63	(0.42)	(0.21)	(0.63)	7.38	8.69	52,847	1.40	6.78	1.88	191
Year Ended May 31, 2004	7.16	0.57	(a)	0.22	0.79	(0.57)	—	(0.57)	7.38	11.23	75,693	1.40	7.62	1.98	49

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Intermediate Bond Fund(4)
I Shares
Year Ended March 31, 2009	$10.29	$0.43		$0.24	$0.67	$(0.46)	$(0.23)	$(0.69)	$10.27	6.83%	$1,071,496	0.29%	4.24%	0.29%	217%
Year Ended March 31, 2008	9.96	0.50		0.33	0.83	(0.49)	(0.01)	(0.50)	10.29	8.57	812,982	0.29	4.80	0.30	254
Year Ended March 31, 2007	9.85	0.46	(a)	0.11	0.57	(0.46)	—	(0.46)	9.96	5.97	94,136	0.31	4.67	0.31	225
Year Ended March 31, 2006	10.08	0.38		(0.21)	0.17	(0.39)	(0.01)	(0.40)	9.85	1.76	78,187	0.31	3.88	0.31	154
Period Ended March 31, 2005	10.37	0.14		(0.21)	(0.07)	(0.14)	(0.08)	(0.22)	10.08	(0.75)	47,981	0.29	3.25	0.29	94
Year Ended October 31, 2004††	10.23	0.34		0.14	0.48	(0.34)	—	(0.34)	10.37	4.73	35,848	0.45	3.25	0.59	130
A Shares
Year Ended March 31, 2009	10.29	0.41		0.23	0.64	(0.43)	(0.23)	(0.66)	10.27	6.54	2,624	0.54	3.89	0.54	217
Year Ended March 31, 2008	9.95	0.47		0.34	0.81	(0.46)	(0.01)	(0.47)	10.29	8.39	736	0.55	4.60	0.55	254
Year Ended March 31, 2007	9.85	0.44	(a)	0.10	0.54	(0.44)	—	(0.44)	9.95	5.62	105	0.58	4.72	0.58	225
Year Ended March 31, 2006	10.08	0.39		(0.25)	0.14	(0.36)	(0.01)	(0.37)	9.85	1.39	4	0.56	3.83	0.57	154
Period Ended March 31, 2005	10.36	0.13		(0.21)	(0.08)	(0.12)	(0.08)	(0.20)	10.08	(0.82)	1	0.63	2.84	0.63	94
Period Ended October 31, 2004††	10.32	0.02		0.04	0.06	(0.02)	—	(0.02)	10.36	0.53	1	0.71	2.58	0.71	130
R Shares
Year Ended March 31, 2009	10.29	0.36		0.22	0.58	(0.37)	(0.23)	(0.60)	10.27	5.84	543	1.02	3.33	1.02	217
Period from January 18, 2008 through March 31, 2008*	10.32	0.07		(0.03)	0.04	(0.07)	—	(0.07)	10.29	0.40	9	1.28	3.62	1.28	254
Period from April 1, 2007 through October 15, 2007*	9.95	0.21		0.01	0.22	(0.21)	—	(0.21)	9.96	2.21	1	1.43	3.86	1.43	254
Year Ended March 31, 2007	9.85	0.36	(a)	0.12	0.48	(0.38)	—	(0.38)	9.95	4.92	1	1.31	3.61	1.31	225
Year Ended March 31, 2006	10.08	0.28		(0.21)	0.07	(0.29)	(0.01)	(0.30)	9.85	0.74	68	1.24	2.86	1.25	154
Period Ended March 31, 2005	10.36	0.11		(0.21)	(0.10)	(0.10)	(0.08)	(0.18)	10.08	(0.96)	1	0.91	2.47	1.36	94
Period Ended October 31, 2004††	10.32	0.01		0.04	0.05	(0.01)	—	(0.01)	10.36	0.51	1	1.00	2.22	1.41	130
Investment Grade Bond Fund
I Shares
Year Ended March 31, 2009	10.74	0.46		0.24	0.70	(0.51)	—	(0.51)	10.93	6.78	389,205	0.56	4.38	0.56	208
Year Ended March 31, 2008	10.49	0.50		0.26	0.76	(0.51)	—	(0.51)	10.74	7.47	385,110	0.56	4.82	0.56	227
Year Ended March 31, 2007	10.40	0.49		0.10	0.59	(0.50)	—	(0.50)	10.49	5.79	394,196	0.55	4.70	0.55	240
Year Ended March 31, 2006	10.51	0.42		(0.11)	0.31	(0.42)	—	(0.42)	10.40	2.94	480,024	0.65	3.91	0.65	171
Period Ended March 31, 2005†	10.31	0.29		0.19	0.48	(0.28)	—	(0.28)	10.51	4.71	602,995	0.78	3.31	0.80	268
Year Ended May 31, 2004	10.94	0.35	(a)	(0.60)	(0.25)	(0.38)	—	(0.38)	10.31	(2.31)	578,345	0.82	3.29	0.84	119
A Shares
Year Ended March 31, 2009	10.74	0.43		0.24	0.67	(0.48)	—	(0.48)	10.93	6.46	25,996	0.86	4.10	0.86	208
Year Ended March 31, 2008	10.49	0.47		0.26	0.73	(0.48)	—	(0.48)	10.74	7.15	14,495	0.86	4.54	0.86	227
Year Ended March 31, 2007	10.40	0.46		0.10	0.56	(0.47)	—	(0.47)	10.49	5.48	16,526	0.85	4.40	0.85	240
Year Ended March 31, 2006	10.50	0.38		(0.10)	0.28	(0.38)	—	(0.38)	10.40	2.69	20,210	1.00	3.57	1.00	171
Period Ended March 31, 2005†	10.31	0.26		0.18	0.44	(0.25)	—	(0.25)	10.50	4.24	23,687	1.21	2.90	1.26	268
Year Ended May 31, 2004	10.94	0.31	(a)	(0.60)	(0.29)	(0.34)	—	(0.34)	10.31	(2.70)	31,263	1.22	2.90	1.38	119
C Shares
Year Ended March 31, 2009	10.75	0.37		0.22	0.59	(0.41)	—	(0.41)	10.93	5.62	11,268	1.55	3.37	1.55	208
Year Ended March 31, 2008	10.50	0.40		0.26	0.66	(0.41)	—	(0.41)	10.75	6.40	7,709	1.56	3.83	1.56	227
Year Ended March 31, 2007	10.40	0.38		0.11	0.49	(0.39)	—	(0.39)	10.50	4.84	9,024	1.55	3.69	1.55	240
Year Ended March 31, 2006	10.51	0.31		(0.11)	0.20	(0.31)	—	(0.31)	10.40	1.94	13,580	1.63	2.93	1.66	171
Period Ended March 31, 2005†	10.31	0.21		0.19	0.40	(0.20)	—	(0.20)	10.51	3.90	17,923	1.71	2.39	1.84	268
Year Ended May 31, 2004	10.95	0.25	(a)	(0.60)	(0.35)	(0.29)	—	(0.29)	10.31	(3.27)	24,327	1.71	2.40	2.00	119

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio of	Expenses to
			Net								Ratio of	Net	Average
			Realized								Net	Investment	Net Assets
			and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2009	$11.59	$0.38	$0.08	$0.46	$(0.38)	$(0.07)	$(0.45)	$11.60	4.12%	$817,297	0.54%	3.30%	0.55%	221%
Year Ended March 31, 2008	11.47	0.38	0.15	0.53	(0.38)	(0.03)	(0.41)	11.59	4.73	546,323	0.57	3.32	0.57	189
Year Ended March 31, 2007	11.38	0.38	0.12	0.50	(0.37)	(0.04)	(0.41)	11.47	4.51	410,473	0.55	3.28	0.55	214
Year Ended March 31, 2006	11.45	0.33	0.01	0.34	(0.33)	(0.08)	(0.41)	11.38	2.92	300,986	0.64	2.84	0.64	237
Period Ended March 31, 2005†	11.44	0.23	0.20	0.43	(0.24)	(0.18)	(0.42)	11.45	3.74	259,542	0.77	2.36	0.80	178
Year Ended May 31, 2004	12.01	0.27 (a)	(0.32)	(0.05)	(0.27)	(0.25)	(0.52)	11.44	(0.45)	205,266	0.81	2.33	0.84	242
A Shares
Year Ended March 31, 2009	11.60	0.34	0.08	0.42	(0.34)	(0.07)	(0.41)	11.61	3.81	13,819	0.84	2.97	0.84	221
Year Ended March 31, 2008	11.48	0.35	0.15	0.50	(0.35)	(0.03)	(0.38)	11.60	4.41	10,869	0.87	3.02	0.87	189
Year Ended March 31, 2007	11.39	0.34	0.13	0.47	(0.34)	(0.04)	(0.38)	11.48	4.20	11,723	0.85	2.97	0.85	214
Year Ended March 31, 2006	11.46	0.29	0.01	0.30	(0.29)	(0.08)	(0.37)	11.39	2.57	16,182	0.99	2.49	0.99	237
Period Ended March 31, 2005†	11.46	0.19	0.19	0.38	(0.20)	(0.18)	(0.38)	11.46	3.28	17,430	1.20	1.93	1.26	178
Year Ended May 31, 2004	12.03	0.23 (a)	(0.33)	(0.10)	(0.22)	(0.25)	(0.47)	11.46	(0.85)	19,086	1.22	1.92	1.36	242
C Shares
Year Ended March 31, 2009	11.58	0.26	0.09	0.35	(0.26)	(0.07)	(0.33)	11.60	3.18	5,298	1.54	2.29	1.54	221
Year Ended March 31, 2008	11.46	0.26	0.16	0.42	(0.27)	(0.03)	(0.30)	11.58	3.69	5,983	1.57	2.33	1.57	189
Year Ended March 31, 2007	11.37	0.26	0.13	0.39	(0.26)	(0.04)	(0.30)	11.46	3.48	7,254	1.55	2.27	1.55	214
Year Ended March 31, 2006	11.44	0.21	0.01	0.22	(0.21)	(0.08)	(0.29)	11.37	1.92	10,284	1.65	1.85	1.67	237
Period Ended March 31, 2005†	11.44	0.14	0.19	0.33	(0.15)	(0.18)	(0.33)	11.44	2.86	15,612	1.70	1.43	1.82	178
Year Ended May 31, 2004	12.01	0.17 (a)	(0.32)	(0.15)	(0.17)	(0.25)	(0.42)	11.44	(1.33)	22,969	1.70	1.45	1.92	242
Limited Duration Fund
I Shares
Year Ended March 31, 2009	9.87	0.23	(0.37)	(0.14)	(0.21)	—	(0.21)	9.52	(1.38)	30,826	0.19	2.43	0.19	44
Year Ended March 31, 2008	9.98	0.50	(0.12)	0.38	(0.49)	—	(0.49)	9.87	3.90	43,509	0.17	5.01	0.17	132
Year Ended March 31, 2007	9.99	0.51	(0.02)	0.49	(0.50)	—	(0.50)	9.98	5.04	40,291	0.14	5.03	0.14	185
Year Ended March 31, 2006	9.98	0.35	0.02	0.37	(0.36)	—	(0.36)	9.99	3.73	58,887	0.15	3.39	0.15	94
Period Ended March 31, 2005	9.98	0.08	—	0.08	(0.08)	—	(0.08)	9.98	0.84	83,315	0.16	2.12	0.16	12
Year Ended October 31, 2004††	9.98	0.11	—	0.11	(0.11)	—	(0.11)	9.98	1.09	129,259	0.20	1.04	0.26	101

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2009	$9.93	$0.43		$0.29	$0.72	$(0.46)	$—	$(0.46)	$10.19	7.48%	$39,135	0.60%	4.34%	0.60%	337%
Year Ended March 31, 2008	9.94	0.46	(a)	0.03	0.49	(0.50)	—	(0.50)	9.93	5.08	85,638	0.58	4.63	0.58	154
Year Ended March 31, 2007	9.88	0.43	(a)	0.09	0.52	(0.46)	—	(0.46)	9.94	5.33	422,749	0.55	4.32	0.55	90
Year Ended March 31, 2006	10.09	0.35		(0.15)	0.20	(0.41)	—	(0.41)	9.88	2.04	369,991	0.61	3.41	0.63	81
Period Ended March 31, 2005†	10.18	0.31		(0.08)	0.23	(0.32)	—	(0.32)	10.09	2.26	407,543	0.66	3.60	0.71	41
Year Ended May 31, 2004	10.59	0.24	(a)	(0.36)	(0.12)	(0.29)	—	(0.29)	10.18	(1.10)	435,446	0.70	2.32	0.75	146
A Shares
Year Ended March 31, 2009	9.91	0.41		0.29	0.70	(0.44)	—	(0.44)	10.17	7.29	2,143	0.81	4.14	0.81	337
Year Ended March 31, 2008	9.92	0.44	(a)	0.03	0.47	(0.48)	—	(0.48)	9.91	4.88	2,670	0.78	4.46	0.78	154
Year Ended March 31, 2007	9.87	0.41	(a)	0.08	0.49	(0.44)	—	(0.44)	9.92	5.03	3,540	0.75	4.12	0.75	90
Year Ended March 31, 2006	10.07	0.30		(0.11)	0.19	(0.39)	—	(0.39)	9.87	1.93	4,398	0.83	3.21	0.85	81
Period Ended March 31, 2005†	10.16	0.29		(0.08)	0.21	(0.30)	—	(0.30)	10.07	2.07	5,854	0.90	3.47	1.00	41
Year Ended May 31, 2004	10.57	0.21	(a)	(0.35)	(0.14)	(0.27)	—	(0.27)	10.16	(1.36)	9,495	0.96	2.06	1.17	146
C Shares
Year Ended March 31, 2009	9.93	0.33		0.29	0.62	(0.36)	—	(0.36)	10.19	6.42	8,556	1.60	3.33	1.60	337
Year Ended March 31, 2008	9.94	0.36	(a)	0.03	0.39	(0.40)	—	(0.40)	9.93	4.04	10,798	1.58	3.65	1.59	154
Year Ended March 31, 2007	9.89	0.33	(a)	0.08	0.41	(0.36)	—	(0.36)	9.94	4.18	14,530	1.55	3.30	1.55	90
Year Ended March 31, 2006	10.10	0.23		(0.12)	0.11	(0.32)	—	(0.32)	9.89	1.14	20,112	1.50	2.54	1.65	81
Period Ended March 31, 2005†	10.18	0.25		(0.07)	0.18	(0.26)	—	(0.26)	10.10	1.81	34,924	1.31	3.04	1.74	41
Year Ended May 31, 2004	10.59	0.17	(a)	(0.35)	(0.18)	(0.23)	—	(0.23)	10.18	(1.71)	70,000	1.31	1.68	1.82	146
Maryland Municipal Bond Fund(4)
I Shares
Year Ended March 31, 2009	10.04	0.37		—	0.37	(0.37)	—	(0.37)	10.04	3.79	26,064	0.63	3.71	0.63	26
Year Ended March 31, 2008	10.21	0.37		(0.16)	0.21	(0.37)	(0.01)	(0.38)	10.04	2.07	38,138	0.62	3.66	0.62	23
Year Ended March 31, 2007	10.14	0.38	(a)	0.11	0.49	(0.38)	(0.04)	(0.42)	10.21	4.93	29,513	0.63	3.75	0.63	57
Year Ended March 31, 2006	10.27	0.38		(0.04)	0.34	(0.38)	(0.09)	(0.47)	10.14	3.34	32,699	0.66	3.68	0.68	55
Period Ended March 31, 2005†	10.27	0.30		0.10	0.40	(0.31)	(0.09)	(0.40)	10.27	3.87	31,046	0.64	3.49	0.72	30
Year Ended May 31, 2004	10.94	0.36	(a)	(0.47)	(0.11)	(0.36)	(0.20)	(0.56)	10.27	(1.06)	29,735	0.72	3.39	0.80	15
A Shares
Period Ended March 31, 2009(b)	10.05	0.27		(0.25)	0.02	(0.27)	—	(0.27)	9.80	0.22	—	0.78	3.58	0.78	26
Year Ended March 31, 2008	10.22	0.36		(0.16)	0.20	(0.36)	(0.01)	(0.37)	10.05	1.91	45	0.79	3.65	0.79	23
Year Ended March 31, 2007	10.15	0.38	(a)	0.10	0.48	(0.37)	(0.04)	(0.41)	10.22	4.77	45	0.78	3.69	0.78	57
Period Ended March 31, 2006	10.32	0.30		(0.07)	0.23	(0.31)	(0.09)	(0.40)	10.15	2.25	502	0.77	3.54	0.78	55
C Shares
Year Ended March 31, 2009	10.06	0.27		—	0.27	(0.27)	—	(0.27)	10.06	2.75	5,353	1.62	2.71	1.63	26
Year Ended March 31, 2008	10.23	0.27		(0.16)	0.11	(0.27)	(0.01)	(0.28)	10.06	1.05	5,868	1.63	2.67	1.63	23
Year Ended March 31, 2007	10.16	0.28	(a)	0.11	0.39	(0.28)	(0.04)	(0.32)	10.23	3.88	6,873	1.63	2.75	1.63	57
Year Ended March 31, 2006	10.29	0.28		(0.04)	0.24	(0.28)	(0.09)	(0.37)	10.16	2.30	9,333	1.67	2.69	1.70	55
Period Ended March 31, 2005†	10.29	0.21		0.10	0.31	(0.22)	(0.09)	(0.31)	10.29	3.03	13,197	1.63	2.50	1.74	30
Year Ended May 31, 2004	10.96	0.26	(a)	(0.47)	(0.21)	(0.26)	(0.20)	(0.46)	10.29	(1.97)	18,897	1.64	2.46	1.82	15

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio of	Expenses to
			Net								Ratio of	Net	Average
			Realized								Net	Investment	Net Assets
			and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
North Carolina Tax-Exempt Bond Fund(4)
I Shares
Year Ended March 31, 2009	$9.71	$0.35	$(0.08)	$0.27	$(0.35)	$—	$(0.35)	$9.63	2.88%	$43,660	0.61%	3.66%	0.61%	74%
Year Ended March 31, 2008	10.05	0.37	(0.34)	0.03	(0.37)	—	(0.37)	9.71	0.26	43,046	0.61	3.69	0.61	76
Year Ended March 31, 2007	9.90	0.35 (a)	0.15	0.50	(0.35)	—	(0.35)	10.05	5.17	44,130	0.59	3.54	0.59	84
Year Ended March 31, 2006	9.87	0.31	0.03	0.34	(0.31)	—	(0.31)	9.90	3.51	41,276	0.68	3.14	0.70	85
Period Ended March 31, 2005†	9.76	0.25	0.14	0.39	(0.25)	(0.03)	(0.28)	9.87	3.97	40,798	0.75	2.78	0.82	32
Period Ended May 31, 2004	10.00	0.09	(0.24)	(0.15)	(0.09)	—	(0.09)	9.76	(1.52)	32,757	0.75	2.45	2.30	20
A Shares
Year Ended March 31, 2009	9.68	0.33	(0.06)	0.27	(0.34)	—	(0.34)	9.61	2.84	559	0.76	3.53	0.76	74
Year Ended March 31, 2008	10.03	0.34	(0.34)	—	(0.35)	—	(0.35)	9.68	0.01	760	0.77	3.57	0.77	76
Year Ended March 31, 2007	9.88	0.34 (a)	0.15	0.49	(0.34)	—	(0.34)	10.03	5.02	896	0.75	3.46	0.75	84
Year Ended March 31, 2006	9.87	0.37	0.01	0.38	(0.37)	—	(0.37)	9.88	3.85	110	0.66	2.47	0.67	85
Period Ended March 31, 2005†	9.97	0.01	(0.10)	(0.09)	(0.01)	—	(0.01)	9.87	(0.89)	—	—	3.84	—	32
C Shares
Year Ended March 31, 2008(c)	10.04	0.02	(0.01)	0.01	(0.02)	—	(0.02)	10.03	0.12	—	1.62	2.62	1.62	76
Year Ended March 31, 2007	9.89	0.25 (a)	0.15	0.40	(0.25)	—	(0.25)	10.04	4.14	2	1.59	2.56	1.59	84
Year Ended March 31, 2006	9.87	0.30	0.02	0.32	(0.30)	—	(0.30)	9.89	3.23	2	1.58	2.18	1.58	85
Period Ended March 31, 2005†	9.97	0.01	(0.10)	(0.09)	(0.01)	—	(0.01)	9.87	(0.90)	—	—	3.70	—	32
Seix Floating Rate High Income Fund(4)
I Shares
Year Ended March 31, 2009	8.90	0.52	(1.53)	(1.01)	(0.52)	—	(0.52)	7.37	(11.67)	557,347	0.49	6.31	0.49	226
Year Ended March 31, 2008	9.98	0.70	(1.06)	(0.36)	(0.70)	(0.02)	(0.72)	8.90	(3.85)	553,208	0.51	7.34	0.51	134
Year Ended March 31, 2007	9.96	0.69	0.03	0.72	(0.70)	—	(0.70)	9.98	7.47	582,861	0.51	7.03	0.51	148
Period Ended March 31, 2006	10.00	0.04	(0.04)	—	(0.04)	—	(0.04)	9.96	0.02	106,405	0.56	5.24	0.80	9
A Shares
Year Ended March 31, 2009	8.90	0.50	(1.52)	(1.02)	(0.50)	—	(0.50)	7.38	(11.82)	5,513	0.79	6.08	0.79	226
Year Ended March 31, 2008	9.99	0.67	(1.07)	(0.40)	(0.67)	(0.02)	(0.69)	8.90	(4.25)	6,591	0.82	7.01	0.82	134
Period Ended March 31, 2007	9.94	0.60	0.06	0.66	(0.61)	—	(0.61)	9.99	6.87	10,310	0.79	6.83	0.79	148
C Shares
Year Ended March 31, 2009	8.90	0.44	(1.53)	(1.09)	(0.44)	—	(0.44)	7.37	(12.55)	543	1.49	5.27	1.49	226
Period Ended March 31, 2008	9.52	0.40	(0.61)	(0.21)	(0.39)	(0.02)	(0.41)	8.90	(2.31)	216	1.49	6.43	1.49	134
Seix Global Strategy Fund(4)
I Shares
Period Ended March 31, 2009	10.00	0.05	0.52	0.57	(0.07)	(0.06)	(0.13)	10.44	5.68	10,427	0.69	0.82	1.44	741

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
				Net										Ratio of	Net	Average
				Realized										Net	Investment	Net Assets
				and				Distributions		Net				Expenses	Income	(Excluding
	Net Asset	Net		Unrealized			Dividends	from	Total	Asset				to	to	Waivers,
	Value,	Investment		Gains			from Net	Realized	Dividends	Value,			Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on		Total From	Investment	Capital	and	End of	Total		End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments		Operations	Income	Gains	Distributions	Period	Return(1)		Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Seix High Yield Fund(4)
I Shares
Year Ended March 31, 2009	$9.77	$0.78		$(2.03)		$(1.25)	$(0.77)	$—	$(0.77)	$7.75	(13.15)%		$786,029	0.50%	8.99%	0.51%	114%
Year Ended March 31, 2008	10.84	0.80		(1.06)		(0.26)	(0.81)	—	(0.81)	9.77	(2.50)		663,081	0.49	7.70	0.50	117
Year Ended March 31, 2007	10.69	0.74		0.15		0.89	(0.74)	—	(0.74)	10.84	8.68		1,116,851	0.48	6.92	0.48	130
Year Ended March 31, 2006	10.94	0.68		(0.10)		0.58	(0.68)	(0.15)	(0.83)	10.69	5.37		1,217,679	0.49	6.20	0.50	95
Period Ended March 31, 2005	11.42	0.29		(0.35)		(0.06)	(0.29)	(0.13)	(0.42)	10.94	(0.53)		1,391,879	0.51	6.22	0.57	42
Year Ended October 31, 2004††	11.09	0.72		0.35		1.07	(0.72)	(0.02)	(0.74)	11.42	9.97		1,689,327	0.55	6.48	0.64	73
A Shares
Year Ended March 31, 2009	9.55	0.75		(1.97)		(1.22)	(0.75)	—	(0.75)	7.58	(13.14)		18,530	0.76	8.84	0.77	114
Year Ended March 31, 2008	10.60	0.77		(1.04)		(0.27)	(0.78)	—	(0.78)	9.55	(2.65)		21,640	0.75	7.68	0.75	117
Year Ended March 31, 2007	10.45	0.72		0.15		0.87	(0.72)	—	(0.72)	10.60	8.61		29,517	0.74	6.82	0.74	130
Year Ended March 31, 2006	10.70	0.65		(0.10)		0.55	(0.65)	(0.15)	(0.80)	10.45	5.22		36,291	0.73	5.94	0.73	95
Period Ended March 31, 2005	11.18	0.28		(0.35)		(0.07)	(0.28)	(0.13)	(0.41)	10.70	(0.64)		9,706	0.78	6.12	0.85	42
Year Ended October 31, 2004††	10.75	0.56		0.45		1.01	(0.56)	(0.02)	(0.58)	11.18	9.73		15,975	0.80	6.22	0.88	73
C Shares
Year Ended March 31, 2009	9.77	0.70		(2.03)		(1.33)	(0.69)	—	(0.69)	7.75	(14.01)		5,060	1.50	7.90	1.50	114
Year Ended March 31, 2008	10.83	0.70		(1.05)		(0.35)	(0.71)	—	(0.71)	9.77	(3.40)		4,012	1.50	6.75	1.50	117
Year Ended March 31, 2007	10.68	0.63		0.15		0.78	(0.63)	—	(0.63)	10.83	7.62		4,970	1.48	5.92	1.48	130
Year Ended March 31, 2006	10.93	0.58		(0.10)		0.48	(0.58)	(0.15)	(0.73)	10.68	4.45		5,814	1.39	5.25	1.48	95
Period Ended March 31, 2005	11.42	0.26		(0.36)		(0.10)	(0.26)	(0.13)	(0.39)	10.93	(0.89)		3,260	1.41	5.46	1.54	42
Period Ended October 31, 2004††	11.32	0.04		0.10		0.14	(0.04)	—	(0.04)	11.42	1.20		1	1.18	6.29	1.41	73
Short-Term Bond Fund
I Shares
Year Ended March 31, 2009	9.87	0.40		(0.47	)(d)	(0.07)	(0.40)	—	(0.40)	9.40	(0.70	)(d)	326,801	0.46	4.20	0.46	122
Year Ended March 31, 2008	9.78	0.45		0.09		0.54	(0.45)	—	(0.45)	9.87	5.63		390,659	0.45	4.58	0.46	152
Year Ended March 31, 2007	9.71	0.43	(a)	0.07		0.50	(0.43)	—	(0.43)	9.78	5.23		426,757	0.46	4.38	0.46	104
Year Ended March 31, 2006	9.73	0.32		(0.01)		0.31	(0.33)	—	(0.33)	9.71	3.24		281,282	0.55	3.32	0.57	94
Period Ended March 31, 2005†	9.84	0.20		(0.11)		0.09	(0.20)	—	(0.20)	9.73	0.96		288,502	0.66	2.48	0.71	64
Year Ended May 31, 2004	10.04	0.24	(a)	(0.19)		0.05	(0.25)	—	(0.25)	9.84	0.45		282,188	0.70	2.42	0.75	66
A Shares
Year Ended March 31, 2009	9.89	0.38		(0.47	)(d)	(0.09)	(0.38)	—	(0.38)	9.42	(0.90	)(d)	2,715	0.66	4.00	0.66	122
Year Ended March 31, 2008	9.81	0.43		0.08		0.51	(0.43)	—	(0.43)	9.89	5.30		3,767	0.65	4.38	0.66	152
Year Ended March 31, 2007	9.73	0.41	(a)	0.08		0.49	(0.41)	—	(0.41)	9.81	5.11		3,742	0.66	4.15	0.66	104
Year Ended March 31, 2006	9.75	0.30		(0.01)		0.29	(0.31)	—	(0.31)	9.73	3.01		5,062	0.77	3.09	0.79	94
Period Ended March 31, 2005†	9.87	0.19		(0.12)		0.07	(0.19)	—	(0.19)	9.75	0.67		5,783	0.89	2.26	1.00	64
Year Ended May 31, 2004	10.07	0.22	(a)	(0.20)		0.02	(0.22)	—	(0.22)	9.87	0.24		5,880	0.91	2.21	1.21	66
C Shares
Year Ended March 31, 2009	9.89	0.30		(0.47	)(d)	(0.17)	(0.30)	—	(0.30)	9.42	(1.69	)(d)	2,948	1.45	3.20	1.46	122
Year Ended March 31, 2008	9.81	0.35		0.08		0.43	(0.35)	—	(0.35)	9.89	4.46		3,477	1.46	3.58	1.46	152
Year Ended March 31, 2007	9.73	0.33	(a)	0.08		0.41	(0.33)	—	(0.33)	9.81	4.29		4,501	1.46	3.33	1.46	104
Year Ended March 31, 2006	9.75	0.24		(0.01)		0.23	(0.25)	—	(0.25)	9.73	2.34		9,559	1.42	2.44	1.59	94
Period Ended March 31, 2005†	9.86	0.16		(0.11)		0.05	(0.16)	—	(0.16)	9.75	0.46		15,114	1.26	1.88	1.74	64
Year Ended May 31, 2004	10.06	0.19	(a)	(0.20)		(0.01)	(0.19)	—	(0.19)	9.86	(0.11)		23,528	1.26	1.87	1.87	66

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio of	Expenses to
			Net								Ratio of	Net	Average
			Realized								Net	Investment	Net Assets
			and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2009	$10.26	$0.28	$0.07	$0.35	$(0.28)		$(0.28)	$10.33	3.50%	$61,692	0.48%	2.74%	0.48%	144%
Year Ended March 31, 2008	9.86	0.42	0.40	0.82	(0.42)	—	(0.42)	10.26	8.56	62,416	0.48	4.24	0.49	66
Year Ended March 31, 2007	9.80	0.39	0.06	0.45	(0.39)	—	(0.39)	9.86	4.64	55,459	0.48	3.93	0.48	87
Year Ended March 31, 2006	9.91	0.28	(0.11)	0.17	(0.28)	—	(0.28)	9.80	1.70	54,991	0.58	2.79	0.63	151
Period Ended March 31, 2005†	10.11	0.14	(0.11)	0.03	(0.14)	(0.09)	(0.23)	9.91	0.35	69,935	0.65	1.68	0.71	82
Year Ended May 31, 2004	10.36	0.14 (a)	(0.13)	0.01	(0.14)	(0.12)	(0.26)	10.11	0.11	92,371	0.70	1.36	0.76	131
A Shares
Year Ended March 31, 2009	10.25	0.26	0.07	0.33	(0.26)	—	(0.26)	10.32	3.31	16,854	0.65	2.30	0.66	144
Year Ended March 31, 2008	9.85	0.41	0.40	0.81	(0.41)	—	(0.41)	10.25	8.37	3,800	0.66	4.07	0.67	66
Year Ended March 31, 2007	9.79	0.37	0.06	0.43	(0.37)	—	(0.37)	9.85	4.46	3,974	0.66	3.75	0.66	87
Year Ended March 31, 2006	9.90	0.26	(0.11)	0.15	(0.26)	—	(0.26)	9.79	1.52	4,336	0.76	2.60	0.82	151
Period Ended March 31, 2005†	10.10	0.13	(0.11)	0.02	(0.13)	(0.09)	(0.22)	9.90	0.21	6,349	0.84	1.47	0.95	82
Year Ended May 31, 2004	10.35	0.12 (a)	(0.13)	(0.01)	(0.12)	(0.12)	(0.24)	10.10	(0.06)	12,823	0.86	1.20	1.06	131
C Shares
Year Ended March 31, 2009	10.25	0.18	0.06	0.24	(0.18)	—	(0.18)	10.31	2.38	7,113	1.48	1.79	1.48	144
Year Ended March 31, 2008	9.84	0.32	0.41	0.73	(0.32)	—	(0.32)	10.25	7.60	8,839	1.48	3.27	1.50	66
Year Ended March 31, 2007	9.78	0.29	0.06	0.35	(0.29)	—	(0.29)	9.84	3.62	11,378	1.48	2.90	1.48	87
Year Ended March 31, 2006	9.89	0.20	(0.11)	0.09	(0.20)	—	(0.20)	9.78	0.88	19,958	1.39	1.99	1.65	151
Period Ended March 31, 2005†	10.09	0.10	(0.11)	(0.01)	(0.10)	(0.09)	(0.19)	9.89	(0.03)	33,796	1.12	1.22	1.74	82
Year Ended May 31, 2004	10.34	0.10 (a)	(0.13)	(0.03)	(0.10)	(0.12)	(0.22)	10.09	(0.30)	62,232	1.11	0.97	1.82	131

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Total Return Bond Fund(4)
I Shares
Year Ended March 31, 2009	$10.10	$0.49		$0.18	$0.67	$(0.51)	$—	$(0.51)	$10.26	6.89%	$602,267	0.30%	4.85%	0.30%	199%
Year Ended March 31, 2008	9.96	0.51		0.14	0.65	(0.51)	—	(0.51)	10.10	6.74	630,451	0.30	5.14	0.30	248
Year Ended March 31, 2007	9.86	0.48		0.11	0.59	(0.49)	—	(0.49)	9.96	6.16	601,676	0.30	4.97	0.30	310
Year Ended March 31, 2006	10.12	0.41		(0.24)	0.17	(0.42)	(0.01)	(0.43)	9.86	1.68	497,730	0.29	4.01	0.29	236
Period Ended March 31, 2005	10.30	0.15		(0.14)	0.01	(0.14)	(0.05)	(0.19)	10.12	0.09	176,537	0.37	3.12	0.37	150
Year Ended October 31, 2004††	10.31	0.31		0.23	0.54	(0.32)	(0.23)	(0.55)	10.30	5.49	56,019	0.45	3.03	0.59	330
A Shares
Year Ended March 31, 2009	10.40	0.46		0.19	0.65	(0.48)	—	(0.48)	10.57	6.51	510	0.54	4.51	0.54	199
Year Ended March 31, 2008	10.26	0.49		0.14	0.63	(0.49)	—	(0.49)	10.40	6.28	269	0.54	4.76	0.54	248
Year Ended March 31, 2007	10.15	0.46		0.12	0.58	(0.47)	—	(0.47)	10.26	5.82	324	0.54	4.57	0.54	310
Year Ended March 31, 2006	10.41	0.38		(0.24)	0.14	(0.39)	(0.01)	(0.40)	10.15	1.38	493	0.56	3.67	0.56	236
Period Ended March 31, 2005	10.60	0.12	(a)	(0.13)	(0.01)	(0.13)	(0.05)	(0.18)	10.41	(0.11)	267	0.62	2.78	0.62	150
Year Ended October 31, 2004††	10.49	0.18		0.35	0.53	(0.19)	(0.23)	(0.42)	10.60	5.22	417	0.70	2.80	0.83	330
R Shares
Year Ended March 31, 2009	10.10	0.39		0.19	0.58	(0.42)	—	(0.42)	10.26	5.90	325	1.10	4.01	1.10	199
Year Ended March 31, 2008	9.96	0.41		0.14	0.55	(0.41)	—	(0.41)	10.10	5.68	40	1.30	4.13	1.30	248
Year Ended March 31, 2007	9.86	0.38		0.11	0.49	(0.39)	—	(0.39)	9.96	5.10	29	1.30	3.96	1.30	310
Year Ended March 31, 2006	10.12	0.32		(0.24)	0.08	(0.33)	(0.01)	(0.34)	9.86	0.76	28	1.24	3.10	1.27	236
Period Ended March 31, 2005	10.30	0.11		(0.13)	(0.02)	(0.11)	(0.05)	(0.16)	10.12	(0.17)	1	1.01	2.50	1.37	150
Period Ended October 31, 2004††	10.25	0.01		0.06	0.07	(0.02)	—	(0.02)	10.30	0.65	1	1.10	2.71	1.41	330
Ultra-Short Bond Fund(e)
I Shares
Year Ended March 31, 2009	9.91	0.39		(0.40)	(0.01)	(0.38)	—	(0.38)	9.52	(0.13)	55,088	0.31	3.95	0.36	88
Year Ended March 31, 2008	10.00	0.47		(0.09)	0.38	(0.47)	—	(0.47)	9.91	3.89	87,892	0.30	4.72	0.33	126
Year Ended March 31, 2007	9.96	0.48		0.05	0.53	(0.49)	—	(0.49)	10.00	5.44	85,646	0.28	4.58	0.28	96
Year Ended March 31, 2006	10.00	0.36		(0.04)	0.32	(0.36)	—	(0.36)	9.96	3.23	245,257	0.30	3.61	0.37	114
Period Ended March 31, 2005†	10.05	0.15		(0.05)	0.10	(0.15)	—	(0.15)	10.00	1.22	74,259	0.31	1.89	0.81	44
Year Ended May 31, 2004	10.10	0.15	(a)	(0.05)	0.10	(0.15)	—	(0.15)	10.05	1.01	112,453	0.31	1.50	0.86	83
U.S. Government Securities Fund
I Shares
Year Ended March 31, 2009	10.59	0.33		0.56	0.89	(0.34)	(0.03)	(0.37)	11.11	8.49	341,727	0.55	3.09	0.56	130
Year Ended March 31, 2008	10.29	0.50		0.30	0.80	(0.50)	—	(0.50)	10.59	8.04	491,970	0.55	4.89	0.55	134
Year Ended March 31, 2007	10.19	0.47		0.11	0.58	(0.48)	—	(0.48)	10.29	5.86	535,056	0.55	4.70	0.55	131
Year Ended March 31, 2006	10.42	0.37		(0.20)	0.17	(0.40)	—	(0.40)	10.19	1.66	316,475	0.65	3.63	0.65	118
Period Ended March 31, 2005†	10.35	0.29		0.09	0.38	(0.31)	—	(0.31)	10.42	3.74	319,058	0.77	3.41	0.80	64
Year Ended May 31, 2004	10.93	0.31	(a)	(0.50)	(0.19)	(0.35)	(0.04)	(0.39)	10.35	(1.77)	298,997	0.81	2.95	0.84	240
A Shares
Year Ended March 31, 2009	10.59	0.29		0.56	0.85	(0.30)	(0.03)	(0.33)	11.11	8.17	2,954	0.85	2.78	0.86	130
Year Ended March 31, 2008	10.29	0.47		0.30	0.77	(0.47)	—	(0.47)	10.59	7.72	3,496	0.85	4.61	0.85	134
Year Ended March 31, 2007	10.19	0.44		0.11	0.55	(0.45)	—	(0.45)	10.29	5.54	2,849	0.85	4.40	0.85	131
Year Ended March 31, 2006	10.41	0.32		(0.17)	0.15	(0.37)	—	(0.37)	10.19	1.43	3,032	0.99	3.31	0.99	118
Period Ended March 31, 2005†	10.35	0.26		0.08	0.34	(0.28)	—	(0.28)	10.41	3.32	3,080	1.17	3.17	1.28	64
Year Ended May 31, 2004	10.93	0.27	(a)	(0.50)	(0.23)	(0.31)	(0.04)	(0.35)	10.35	(2.17)	8,484	1.22	2.54	1.52	240

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
U.S. Government Securities Fund
C Shares
Year Ended March 31, 2009	$10.59	$0.22		$0.56	$0.78	$(0.23)	$(0.03)	$(0.26)	$11.11	7.42%	$3,649	1.55%	2.08%	1.55%	130%
Year Ended March 31, 2008	10.29	0.40		0.30	0.70	(0.40)	—	(0.40)	10.59	6.97	4,222	1.55	3.90	1.55	134
Year Ended March 31, 2007	10.19	0.37		0.11	0.48	(0.38)	—	(0.38)	10.29	4.81	5,121	1.55	3.67	1.55	131
Year Ended March 31, 2006	10.41	0.27		(0.19)	0.08	(0.30)	—	(0.30)	10.19	0.76	7,909	1.66	2.60	1.68	118
Period Ended March 31, 2005†	10.35	0.21		0.08	0.29	(0.23)	—	(0.23)	10.41	2.83	12,229	1.74	2.50	1.85	64
Year Ended May 31, 2004	10.93	0.22	(a)	(0.50)	(0.28)	(0.26)	(0.04)	(0.30)	10.35	(2.67)	18,993	1.73	2.04	1.97	240
U.S. Government Securities Ultra-Short Bond Fund(e)
I Shares
Year Ended March 31, 2009	10.03	0.41		0.01	0.42	(0.42)	—	(0.42)	10.03	4.29	90,675	0.28	4.00	0.32	92
Year Ended March 31, 2008	9.95	0.43		0.10	0.53	(0.45)	—	(0.45)	10.03	5.41	62,904	0.28	4.33	0.33	140
Year Ended March 31, 2007	9.85	0.42		0.11	0.53	(0.43)	—	(0.43)	9.95	5.50	34,411	0.29	4.23	0.33	141
Year Ended March 31, 2006	9.90	0.36		(0.06)	0.30	(0.35)	—	(0.35)	9.85	3.12	42,616	0.29	3.41	0.47	126
Period Ended March 31, 2005†	9.95	0.20		(0.05)	0.15	(0.20)	—	(0.20)	9.90	1.36	49,623	0.18	2.02	0.71	42
Year Ended May 31, 2004	10.00	0.15	(a)	(0.05)	0.10	(0.15)	—	(0.15)	9.95	1.01	77,360	0.24	1.25	0.77	109
Virginia Intermediate Municipal Bond Fund(4)
I Shares
Year Ended March 31, 2009	10.09	0.36		0.13	0.49	(0.36)	—	(0.36)	10.22	5.01	181,882	0.60	3.61	0.60	20
Year Ended March 31, 2008	10.11	0.37		(0.02)	0.35	(0.37)	—	(0.37)	10.09	3.51	204,507	0.60	3.65	0.60	28
Year Ended March 31, 2007	10.01	0.36		0.10	0.46	(0.36)	—	(0.36)	10.11	4.67	214,908	0.59	3.59	0.60	54
Year Ended March 31, 2006	10.11	0.34		(0.03)	0.31	(0.34)	(0.07)	(0.41)	10.01	3.05	169,743	0.65	3.33	0.66	54
Period Ended March 31, 2005†	10.15	0.28		0.05	0.33	(0.28)	(0.09)	(0.37)	10.11	3.21	176,959	0.71	3.23	0.71	46
Year Ended May 31, 2004	10.68	0.34	(a)	(0.44)	(0.10)	(0.34)	(0.09)	(0.43)	10.15	(1.00)	181,558	0.75	3.23	0.75	26
A Shares
Year Ended March 31, 2009	10.09	0.35		0.13	0.48	(0.35)	—	(0.35)	10.22	4.85	7,619	0.75	3.46	0.75	20
Year Ended March 31, 2008	10.11	0.35		(0.02)	0.33	(0.35)	—	(0.35)	10.09	3.36	6,232	0.75	3.50	0.75	28
Year Ended March 31, 2007	10.01	0.35		0.10	0.45	(0.35)	—	(0.35)	10.11	4.52	5,395	0.74	3.43	0.75	54
Year Ended March 31, 2006	10.11	0.33		(0.03)	0.30	(0.33)	(0.07)	(0.40)	10.01	2.92	5,480	0.79	3.22	0.82	54
Period Ended March 31, 2005†	10.15	0.27		0.05	0.32	(0.27)	(0.09)	(0.36)	10.11	3.14	7,143	0.80	3.16	0.90	46
Year Ended May 31, 2004	10.68	0.33	(a)	(0.44)	(0.11)	(0.33)	(0.09)	(0.42)	10.15	(1.04)	10,566	0.79	3.19	1.04	26
C Shares
Year Ended March 31, 2009	10.09	0.26		0.13	0.39	(0.26)	—	(0.26)	10.22	3.97	2,585	1.60	2.61	1.60	20
Year Ended March 31, 2008	10.11	0.27		(0.02)	0.25	(0.27)	—	(0.27)	10.09	2.48	3,101	1.60	2.65	1.60	28
Year Ended March 31, 2007	10.01	0.26		0.10	0.36	(0.26)	—	(0.26)	10.11	3.64	3,289	1.60	2.63	1.61	54
Period Ended March 31, 2006	10.27	0.14		(0.19)	(0.05)	(0.14)	(0.07)	(0.21)	10.01	(0.52)	9	1.62	2.35	1.62	54

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
													Ratio of		Expenses to
			Net									Ratio of	Net		Average
			Realized									Net	Investment		Net Assets
			and			Distributions		Net				Expenses	Income		(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset				to	to		Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,			Net Assets,	Average	Average		Reimbursements
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total		End of	Net	Net		and Expense
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)		Period (000)	Assets(2)	Assets(2)		Offset)(2)
Prime Quality Money Market Fund
I Shares
Year Ended March 31, 2009	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$1.00	1.55	%(f)	$3,448,997	0.55%	1.55	%(f)	0.55%
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.46	(g)	3,834,993	0.52	4.34	(g)	0.52
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.83		3,248,781	0.53	4.73		0.53
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.25		2,976,881	0.58	3.19		0.61
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.13		3,173,794	0.60	1.34		0.71
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.52		3,477,598	0.63	0.52		0.74
A Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	(f)	3,822,051	0.69	1.51	(f)	0.70
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.30	(g)	6,523,136	0.67	4.21	(g)	0.67
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.67		5,917,224	0.68	4.59		0.68
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.08		4,011,561	0.74	3.16		0.76
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.96		2,124,606	0.80	1.17		0.91
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.34		1,851,615	0.81	0.34		0.95
C Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.31	(f)	2,246	0.78	1.45	(f)	0.79
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.20	(g)	4,129	0.77	4.11	(g)	0.77
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.57		3,733	0.78	4.47		0.78
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.01		3,991	0.82	2.81		1.10
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.94		10,093	0.83	0.99		1.48
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.22		25,444	0.93	0.21		1.59
Tax-Exempt Money Market Fund
I Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.20		1,568,626	0.48	1.18		0.50
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.94		1,573,560	0.48	2.85		0.48
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.15		1,157,688	0.48	3.10		0.48
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.27		1,172,717	0.50	2.25		0.53
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.90		936,272	0.51	1.04		0.61
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.48		978,548	0.55	0.46		0.64
A Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.05		358,910	0.63	1.07		0.65
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.78		590,345	0.63	2.75		0.63
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.00		594,416	0.63	2.95		0.63
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.12		671,164	0.65	2.10		0.68
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.78		402,333	0.65	0.92		0.75
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.35		274,543	0.67	0.34		0.80
U.S. Government Securities Money Market Fund
I Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.16		879,234	0.57	1.32		0.58
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.12		2,108,351	0.58	3.71		0.58
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.62		691,145	0.59	4.56		0.59
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.07		413,893	0.62	2.99		0.65
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.03		517,253	0.62	1.24		0.71
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.43		615,324	0.66	0.43		0.75

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio of	Expenses to
			Net								Ratio of	Net	Average
			Realized								Net	Investment	Net Assets
			and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)
U.S. Government Securities Money Market Fund
A Shares
Year Ended March 31, 2009	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	1.01%	$344,238	0.72%	0.96%	0.74%
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.96	333,593	0.74	3.86	0.74
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.46	257,949	0.74	4.37	0.74
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.91	253,648	0.77	2.91	0.80
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.89	230,041	0.78	1.06	0.88
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.28	234,100	0.80	0.28	0.92
U.S. Treasury Money Market Fund(4)
I Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.75	1,238,400	0.41	0.72	0.58
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.67	1,130,334	0.58	3.57	0.59
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.61	1,025,065	0.58	4.50	0.58
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.99	1,650,172	0.60	2.98	0.63
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.99	1,407,783	0.62	1.19	0.71
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.37	1,233,565	0.66	0.32	0.75
A Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.61	262,284	0.48	0.31	0.73
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.52	101,460	0.73	3.03	0.74
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.45	31,554	0.73	4.41	0.73
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.84	12,366	0.75	3.12	0.76
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.88	303	0.75	0.97	1.48
Period Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.15	401	0.75	0.21	3.17 (h)
Virginia Tax-Free Money Market Fund
I Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.25	202,553	0.46	1.28	0.47
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.97	294,937	0.44	2.91	0.45
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.14	230,191	0.45	3.09	0.45
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.33	226,319	0.46	2.28	0.46
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.94	177,377	0.46	1.07	0.46
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.56	173,959	0.50	0.51	0.50
A Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.09	237,685	0.61	1.17	0.62
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.82	418,242	0.59	2.75	0.60
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.98	378,541	0.60	2.94	0.60
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.16	303,752	0.62	2.12	0.68
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.77	197,380	0.66	0.92	0.86
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.38	118,339	0.67	0.34	0.90

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2009

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

(4)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date
Corporate Bond Fund	A Shares	October 8, 2003
High Income Fund	A Shares	October 27, 2003
Intermediate Bond Fund	A Shares	October 11, 2004
Intermediate Bond Fund	C Shares	October 11, 2004
Maryland Municipal Bond Fund	A Shares	April 13, 2005
North Carolina Tax-Exempt Bond Fund	I Shares	January 8, 2004
North Carolina Tax-Exempt Bond Fund	A Shares	March 21, 2005
North Carolina Tax-Exempt Bond Fund	C Shares	March 21, 2005
Seix Floating Rate High Income Fund	I Shares	March 2, 2006
Seix Floating Rate High Income Fund	A Shares	May 8, 2006
Seix Floating Rate High Income Fund	C Shares	August 3, 2007
Seix Global Strategy Fund	I Shares	September 8, 2008
Seix High Yield Fund	C Shares	October 11, 2004
Total Return Bond Fund	C Shares	October 11, 2004
Virginia Intermediate Municipal Bond Fund	C Shares	September 1, 2005
U.S. Treasury Money Market Fund	A Shares	November 12, 2003

(a)	Per share data was calculated using the average shares method.

(b)	Class A was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period for Maryland Municipal Bond Fund. The net asset value, end of period, presented for Maryland Municipal Bond Fund A Shares was as of January 6, 2009, the last day the class had shareholders.

(c)	Class C was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 25 days during the period for North Carolina Tax-Exempt Bond Fund. The net asset value, end of period, presented for North Carolina Tax-Exempt Bond Fund C Shares was as of April 25, 2007, the last day the class had shareholders.

(d)	The total return shown is based on the ending net asset value calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and differs from the total return shown based on the net asset value calculated for shareholder transactions.

(e)	Financial Highlights per share amounts for the Ultra-Short Bond Fund and the U.S. Government Securities Ultra-Short Bond Fund have been adjusted for a 5:1 reverse stock split and 4.974874:1 reverse stock split, respectively which occurred on April 1, 2005, for the periods ended March 31, 2005, May 31, 2004 and May 31, 2003.

(f)	During the year ended March 31, 2009 the Fund received certain payments by an affiliate. These payments had no impact to the ratio of net investment income to average net assets. Absent these payments, the total return would have been 0.55%, 0.40% and 0.31% for I Shares, A Shares and C Shares, respectively.

(g)	During the year ended March 31, 2008, the Fund received certain payments by an affiliate. Absent these payments, the ratio of net investment income to average net assets would have been 4.14% for I Shares, 4.01% for A Shares and 3.91% for C Shares. There was no impact to the total return as a result of these payments.

(h)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

*	Amended from prior periods’ financial highlights. There were no shareholders in the class for the period from October 16, 2007 through January 17, 2008. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

The Georgia Tax-Exempt Bond Fund’s net expense ratio and gross expense ratio includes interest expense of 0.09% incurred during the most recent fiscal year with respect to investments in certain inverse floating rate securities.

Effective February 13, 2009, C Shares converted to R Shares.

†	Effective June 1, 2004, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Funds noted below:

		Change to Net
	Change to Net	Realized and	Change to Ratio of Net Investment
	Investment	Unrealized Gains	Income to Average Net Assets
	Income Per Share($)	(Losses) Per Share($)	I Shares(%)	A Shares(%)	C Shares(%)
Corporate Bond Fund	0.01	(0.01)	0.22	0.14	0.13
Georgia Tax-Exempt Bond Fund	0.01	(0.01)	0.16	0.14	0.14
Investment Grade Bond Fund	0.01	(0.01)	0.18	0.14	0.14
Investment Grade Tax-Exempt Bond Fund	(0.01)	0.01	(0.08)	(0.07)	(0.06)
Limited-Term Federal Mortgage Securities Fund	0.04	(0.04)	0.47	0.42	0.36
Maryland Municipal Bond Fund	(0.01)	0.01	(0.07)	(0.06)	—
North Carolina Tax-Exempt Bond Fund	(0.02)	0.02	(0.20)	—	—
Short-Term Bond Fund	0.01	(0.01)	0.08	0.07	0.06
U.S. Government Securities Fund	0.02	(0.02)	0.23	0.11	0.17
U.S. Government Securities Ultra-Short Bond Fund	0.01	(0.01)	0.24	—	—

††	Effective November 1, 2003, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Fund noted below:

Change to Net
	Change to Net	Realized and	Change to Ratio of Net Investment
	Investment	Unrealized Gains	Income to Average Net Assets
	Income Per Share($)	(Losses) Per Share($)	I Shares(%)	A Shares(%)	C Shares(%)
Seix High Yield Fund	0.01	(0.01)	0.06	0.05	0.84

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2009

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 50 funds as of March 31, 2009. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Corporate Bond Fund (formerly, Strategic Income Fund), Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund may offer I Shares only. The Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund offer I Shares and A Shares. The Intermediate Bond Fund and Total Return Bond Fund offer I Shares, A Shares and R Shares. The remaining Funds offer I Shares, A Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund A Shares have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase. There is no sales charge on purchases of R Shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

Seix Global Strategy Fund commenced operations on September 8, 2008.

On February 13, 2009, C Shares of the Intermediate Bond Fund and the Total Return Bond Fund were converted into R Shares and C Shares were no longer offered.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds’ Board. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective daily net asset values.

The Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (the “Money Market Funds”) state investment securities at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds’ accounting agent and may preauthorize the Funds’ accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the investment adviser does not pre-authorize the Funds’ accounting agent to utilize a Fair Value Pricing Service, the investment adviser will request that a Committee Meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This standard establishes a single authoritative definition of fair

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of SFAS No. 157 is the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009 (in thousands):

			LEVEL 2 — Other Significant		LEVEL 3 — Significant
	LEVEL 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Total
		Other		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial	Investments	Financial
	in Securities	Investments	in Securities	Investments	in Securities	Investments	in Securities	Investments
Fund	($)	($)*	($)	($)*	($)	($)*	($)	($)*

Corporate Bond Fund	—	—	58,998	—	—	—	58,998	—
Georgia Tax-Exempt Bond Fund	7,173		162,617				169,790
High Grade Municipal Bond Fund	4,930	—	78,760	—	—	—	83,690	—
High Income Fund	476	—	42,270	(455)	—	—	42,746	(455)
Intermediate Bond Fund	54,945	—	1,142,311	2,102	—	—	1,197,256	2,102
Investment Grade Bond Fund	6,333	—	488,276	874	—	—	494,609	874
Investment Grade Tax-Exempt Bond Fund	120,273	—	777,418	—	—	—	897,691	—
Limited Duration Fund	16,237	—	14,579	—	—	—	30,816	—
Limited-Term Federal Mortgage Securities Fund	6,308	—	47,901	—	—	—	54,209	—
Maryland Municipal Bond Fund	1,163	—	30,019	—	—	—	31,182	—
North Carolina Tax-Exempt Bond Fund	1,441	—	43,184	—	—	—	44,625	—
Seix Floating Rate High Income Fund	57,821	—	524,386	(1,517)	—	—	582,207	(1,517)
Seix Global Strategy Fund	54	—	10,127	50	—	—	10,181	50
Seix High Yield Fund	67,436	—	994,729	(7,583)	—	—	1,062,165	(7,583)
Short-Term Bond Fund	21,471	(611)	342,298	(141)	—	—	363,769	(752)
Short-Term U.S. Treasury Securities Fund	326	—	91,716	—	—	—	92,042	—
Total Return Bond Fund	21,568	—	630,084	1,221	—	—	651,652	1,221
Ultra-Short Bond Fund	4,564	—	51,296	—	—	—	55,860	—
U.S. Government Securities Fund	5,598	—	475,139	—	—	—	480,737	—
U.S. Government Securities Ultra-Short Bond Fund	10,695	—	79,478	—	—	—	90,173	—
Virginia Intermediate Municipal Bond Fund	5,541	—	186,813	—	—	—	192,354	—
Prime Quality Money Market Fund	987,000	—	6,546,612	—	—	—	7,533,612	—
Tax-Exempt Money Market Fund	29,758	—	1,881,622	—	—	—	1,911,380	—
U.S. Government Securities Money Market Fund	197,500	—	1,025,908	—	—	—	1,223,408	—
U.S. Treasury Money Market Fund	144,815	—	1,355,916	—	—	—	1,500,731	—
Virginia Tax-Free Money Market Fund	19,663	—	419,197	—	—	—	438,860	—

*	Other financial instruments are derivative instruments not reflected in the Schedules of Portfolio Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/(depreciation) on the investment.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Forward Foreign Currency Contracts — Each Fund (except the Money Market Funds) may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward currency contract or if the value of the foreign currency changes unfavorably. As of March 31, 2009, certain Funds had outstanding forward foreign currency contracts as listed on the Schedules of Portfolio Investments.

Securities Lending — Each Fund (except the Money Market Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

Effective January 20, 2009, cash collateral received in connection with securities lending is invested in a joint account managed by RidgeWorth Capital Management, Inc. The joint account invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. Prior to January 20, 2009, cash collateral received in connection with securities lending was invested in the Credit Suisse Enhanced Liquidity Fund.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

At March 31, 2009, the cash collateral received by the Funds was pooled and invested in the following securities (RidgeWorth Funds Securities Lending Joint Account). Each of the Funds of the Trust participating in securities lending at that date owned a pro-rata portion of the assets and liabilities listed below (in thousands, except Shares):

	Shares or
	Principal
	Amount($)	Value($)

Abbey National Treasury Services PLC, 1.581%, 08/13/09(a)	40,238	40,181
American Honda Finance Corp., 1.290%, 07/14/09(a)(b)	60,358	60,295
Barclays Bank PLC, 1.130%, 05/27/09(a)	60,358	60,328
Commonwealth Bank of Australia, 1.313%, 07/16/09, MTN(a)(b)	80,477	80,298
DnB Nor Bank ASA, 1.504%, 06/08/09(a)	40,238	40,240
Goldman Sachs Group, Inc., 1.317%, 06/23/09(a)	25,551	25,382
HSBC USA, Inc., 1.638%, 08/14/09(a)	40,238	40,232
IBM International Group Capital, 1.470%, 09/25/09(a)(b)	40,238	40,235
ING Bank NV, 1.670%, 06/15/09(a)(b)	64,382	64,389
Met Life Global Funding I, 1.706%, 06/12/09, MTN(a)(b)	80,477	79,736
Monumental Global Funding, 1.638%, 08/17/09(a)(b)	80,477	80,466
New York Life Global Funding, 1.366%, 09/04/09, MTN(a)(b)	40,238	40,235
Pacific Life Global Funding, 1.279%, 07/24/09(a)(b)	8,048	7,895
Societe Generale, 1.676%, 09/04/09(a)(b)	80,477	80,473
Westpac Banking Corp., 0.935%, 06/01/09(a)	80,477	80,409
BNP Paribas Time Deposit, 0.240%(a)	7,193	7,193
Calyon Time Deposit, 0.313%(a)	5,433	5,433
Societe Generale Time Deposit, 0.250%(a)	7,004	7,004
Bank of America Repurchase Agreement, 0.110%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $50,000 (collateralized by FHLB; 1.050%, due 03/05/10; total market value $51,000)	50,000	50,000
Wells Fargo Repurchase Agreement, 0.180%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $10,000 (collateralized by FHLB; 4.375%-5.000%, due 10/05/11-09/14/12; total market value $10,202)	10,000	10,000
Dreyfus Government Cash Money Market Fund	138,750,000	138,750
Dreyfus Government Prime Cash Management Fund	78,750,000	78,750
Goldman Sachs Financial Square Funds — Government Fund	148,750,000	148,750
Goldman Sachs Financial Square Funds — Federal Fund	168,750,000	168,750
JPMorgan U.S. Government Money Market Fund	150,000,000	150,000
RidgeWorth Institutional U.S. Government Securities Money Market Fund(c)	75,000,000	75,000

Total Investments (Cost $1,661,903)		1,660,424
Payable to Participating Funds		1,463
Amount due to Lending Agent		(13,348)

Net Assets		1,648,539

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2009.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Joint Account’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 32.4% of net assets as of March 31, 2009.

(c)	Affiliate investment.

FHLB	Federal Home Loan Bank

MTN	Medium Term Note

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Funds paid securities lending fees during the year ended March 31, 2009, which have been netted against the Income from Securities Lending on the Statement of Operations. These fees are presented below (in thousands):

Fund	Fee($)

Corporate Bond Fund	26
High Income Fund	3
Intermediate Bond Fund	481
Investment Grade Bond Fund	152
Limited-Term Federal Mortgage Securities Fund	—
Seix High Yield Fund	93
Short-Term Bond Fund	49
Short-Term U.S. Treasury Securities Fund	56
Total Return Bond Fund	75
Ultra-Short Bond Fund	1
U.S. Government Securities Fund	356
U.S. Government Securities Ultra-Short Bond Fund	1

Amounts listed as “—” round to less than $1,000.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. The Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

TBA Purchase Commitments — The Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation.”

Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (principally using TBA’s) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed future date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing yield, principally by earning a negotiated fee. As of March 31, 2009, there were no open mortgage dollar rolls.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Bank Loans — The High Income Fund, Seix Floating Rate High Income Fund and Seix High Yield Fund (and the Corporate Bond Fund (formerly, the Strategic Income Fund) through March 31, 2009) may invest in first and second lien senior floating rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. These unfunded loan commitments, which are marked-to-market daily, are presented with the Schedule of Portfolio Investments. At March 31, 2009, only the Seix Floating Rate High Income Fund and the Seix High Yield Fund had unfunded loan commitments.

Swap Agreements — The High Income, Intermediate Bond, Investment Grade Bond, Investment Grade Tax-Exempt Bond, Seix Floating Rate High Income, Seix Global Strategy Fund, Seix High Yield, Short-Term Bond and Total Return Bond Funds may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The primary risks associated with the use of swap agreements are an imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement, at the time a Fund enters into a swap agreement or periodically during its term. Up-front receipts and payments are recorded as deferred income (liability) or expense (asset), as the case may be on the statement of assets and liabilities and then amortized to income or expense over the life of the swap contract. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s current obligations under swap agreements (offset against any amounts owing to the Fund) will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid with the Fund’s custodian. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Credit default swap (“CDS”) agreements are a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the CDS is a lender and faces credit risk from a third party, while the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium).

If a credit event (i.e., bankruptcy, default) occurs, as defined by the swap agreement, the party providing insurance will have to purchase the referenced obligation of the third party from the insured party. If the Fund is providing insurance, the maximum potential liability that a Fund is subject to is the notional amount of the swap agreement, which is not reflected in the Statements of Assets and Liabilities. The potential liability amount may be reduced by anticipated recovery rates of the referenced obligation of the third party, upfront premiums received and net amounts received if the Fund has also purchased a credit default swap where the referenced obligation of the third party is identical. The credit default swaps are presented with the Funds’ Schedules of Portfolio Investments.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statements of Operations.

The collateral for open swap agreements, as disclosed in the Schedules of Portfolio Investments, is held at SunTrust Banks, Inc. (“SunTrust”). As of March 31, 2009, bank loans, investment grade bonds, U.S. Government securities and U.S. Treasury securities, were held as collateral for open swap agreements.

Futures Contracts — The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made periodically, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the variation margin is recognized at the time the futures contract is extinguished.

Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The Corporate Bond (formerly, Strategic Income) and Seix Global Strategy Funds do not have a compensating balance arrangement with their custodian, Brown Brothers Harriman & Co.

Restricted Securities — Certain of the Funds’ investments are restricted as to resale. As of March 31, 2009, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board unless stated otherwise on each Fund’s Schedule of Portfolio Investments.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Variable Trust (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Recent Accounting Pronouncements — In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions and the difference between book and tax amortization methods for premium and market discounts), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement. The subadvisers for the Funds are as follows: Seix Investment Advisors LLC (“Seix”) serves as the Subadviser for the Corporate Bond Fund (formerly Strategic Income Fund), High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund. StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund. Seix and StableRiver are each wholly-owned subsidiaries of the Investment Adviser.

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund (other than the Money Market Funds) up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. For the Money Market Funds, the maximum annual advisory fee is charged on average daily assets of each Money Market Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion,

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

a discount of 10% applies on amounts over $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2009 were as follows:

	Maximum	Discounted	Advisory Fees	Net
	Annual	Annual	Waived/Expenses	Annual
Fund	Advisory Fee($)	Advisory Fee(%)	Reimbursed(%)	Fees Paid(%)

Corporate Bond Fund*	0.60	0.60	—	0.60
Georgia Tax-Exempt Bond Fund	0.55	0.55	—	0.55
High Grade Municipal Bond Fund	0.55	0.55	—	0.55
High Income Fund	0.60	0.60	(0.04)	0.56
Intermediate Bond Fund	0.25	0.24	—	0.24
Investment Grade Bond Fund	0.50	0.50	—	0.50
Investment Grade Tax-Exempt Bond Fund	0.50	0.49	—	0.49
Limited Duration Fund	0.10	0.10	—	0.10
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	—	0.50
Maryland Municipal Bond Fund	0.55	0.55	—	0.55
North Carolina Tax-Exempt Bond Fund	0.55	0.55	—	0.55
Seix Floating Rate High Income Fund	0.45	0.45	—	0.45
Seix Global Strategy Fund	0.60	0.60	(0.72)	—
Seix High Yield Fund	0.45	0.44	—	0.44
Short-Term Bond Fund	0.40	0.40	—	0.40
Short-Term U.S. Treasury Securities Fund	0.40	0.40	—	0.40
Total Return Bond Fund	0.25	0.25	—	0.25
Ultra-Short Bond Fund	0.22	0.22	(0.03)	0.19
U.S. Government Securities Fund	0.50	0.50	—	0.50
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.20	(0.02)	0.18
Virginia Intermediate Municipal Bond Fund	0.55	0.55	—	0.55
Prime Quality Money Market Fund	0.55	0.48	—	0.48
Tax-Exempt Money Market Fund	0.45	0.44	(0.01)	0.43
U.S. Government Securities Money Market Fund	0.55	0.54	(0.01)	0.53
U.S. Treasury Money Market Fund	0.55	0.54	(0.17)	0.37
Virginia Tax-Free Money Market Fund	0.40	0.40	(0.01)	0.39

*	Effective April 1, 2009, the maximum annual advisory fee for the Corporate Bond Fund will be 0.40%. The 0.60% was the rate in effect for the Strategic Income Fund prior to close of business March 31, 2009.

From April 1, 2008 through July 31, 2008, the Investment Adviser and Subadviser contractually agreed to waive fees and/or reimburse the Seix Floating Rate High Income Fund to the extent necessary to maintain the Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

		Total Operating
		Expenses(%)

Seix Floating Rate High Income Fund	I Shares	0.55
Seix Floating Rate High Income Fund	A Shares	0.85
Seix Floating Rate High Income Fund	C Shares	1.55

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed Total Operating Expense in place at that time. During the year ended March 31, 2009, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2009, there were no available

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

cumulative potential recoupments based on contractual reimbursements within three years of the corresponding Expense Limitation Agreement after being reduced by amounts forfeited during the current fiscal year.

The Investment Adviser and/or other service providers may from time to time voluntarily agree to waive all or a portion of their fees from the Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund or, in some cases, reimburse the Money Market Funds. Any such waiver or reimbursement may be discontinued or modified at any time. The amount of any waived and/or reimbursed fees is subject to recoupment by the Investment Adviser and/or other service providers from the Money Market Funds within the same calendar year in which the fees were waived and/or reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause a Money Market Fund’s total expense ratio to materially diverge from that listed in the Prospectus or to exceed any stated contractual expense cap. A Money Market Fund’s total return and yield would be lower in the absence of any such waiver. Recoupment amounts will be made only upon certain conditions agreed upon by the Funds’ Board. As of March 31, 2009, the cummulative potential recoupment amounts based on reimbursements within three subsequent calendar years from such voluntary waivers are as follows (in thousands):

Fund	Amount

Prime Quality Money Market Fund	97
Tax Exempt Money Market Fund	260
U.S. Government Money Market Fund	180
U.S. Treasury Money Market Fund	2,702
Virginia Tax-Free Money Market Fund	32

During the year ended March 31, 2009, the Investment Adviser also voluntarily waived fees in certain funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years, with the exception of the Money Market Funds.

During the year ended March 31, 2009, with the approval of the Board of Trustees, the following actions were taken to protect investors in the Prime Quality Money Market Fund (the “Fund”) from possible losses associated with a defaulted investment security (“Security”) of the Fund. On September 19, 2008, SunTrust issued a Promissory Note in the amount of $70 million for the benefit of the Fund in exchange for the Security. As a result of this transaction, the Fund realized a loss of approximately $49 million for the difference between the amortized cost and market value of the security as of the date of the transaction, but simultaneously recognized an offsetting loss recovery in the same amount. The Fund also recognized an interest recovery of approximately $469,000 paid by SunTrust for unpaid accrued interest earned on the Security through September 18, 2008. In the accompanying Statement of Operations, the loss is reflected in “Net Realized Gain (Loss) from Investment Transactions”, and the loss recovery is reflected in “Net Increase from Payments by Affiliate,” while the interest recovery is reflected in “Interest Recovery Payments by Affiliate.” In exchange for the Promissory Note issued, SunTrust acquired the security interest in the Security from the Fund as collateral for the Note.
Under the terms of the Promissory Note, the Fund received quarterly interest payments and was to have received the entire principal amount on September 30, 2009, the maturity date of the Promissory Note, but it was paid in full on April 24, 2009. The Fund received $70 million in principal plus unpaid accrued interest upon payment. The unpaid principal balance is reported on the Fund’s Schedule of Investments and included in “Investments in Affiliates” on the Statement of Assets and Liabilities at amortized cost. For purposes of mark-to-market requirements of Rule 2a-7 under the 1940 Act, these securities are fair valued in accordance with the Pricing and Valuation Procedures established by the Board, as more fully described in Note 3. Interest payments from the Promissory Note are included in “Interest Income from Affiliated Investments” on the accompanying Statement of Operations. The Promissory Note was deemed to be illiquid.

During the year ended March 31, 2008 with the approval of the Board of Trustees, the following actions were taken to protect investors in the Prime Quality Money Market Fund from possible losses associated with certain investments, including structured investment vehicle (“SIV”) securities, owned by the Fund. When purchased, these SIV assets were rated A1/P1 and were Tier 1 eligible securities, thus qualifying for valuation at amortized cost under Rule 2a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

In October 2007, SunTrust established an irrevocable letter of credit to provide credit support for two of the Fund’s investments in certain SIV securities. Prior thereto, the issuer of these securities announced that it would cease making payments on the securities, resulting in a downgrade in the credit ratings of the investments. As the investments no longer qualified for valuation at amortized cost as eligible securities under Rule 2a-7, the Fund recognized a loss equal to the difference between amortized cost and the market value as of the date of the letter of credit. At the same time, the Fund also received a loss recovery of the same amount, approximately $1.523 million, as a result of the establishment of the letter of credit. Later in October 2007, the Fund received a payment from the letter of credit in an amount equivalent to and at the same time as the payment of scheduled interest payments due to the Fund from the SIV securities. The Fund recognized an interest recovery of approximately $358,000 for the interest payments received from the letter of credit.

On December 26, 2007, SunTrust purchased approximately $526 million of the Fund’s securities, including the two SIV securities backed by the letter of credit, at amortized cost plus accrued interest. The Fund realized a loss for the difference between the amortized cost of the securities and the market value as of that date, but at that same time also recognized a loss recovery in the same amount of approximately $5.570 million. The Fund also recognized approximately an additional $7.792 million of interest recovery for accrued interest through the date of the transaction.

Also on December 26, 2007, SunTrust issued a Promissory Note for the benefit of the Fund in exchange for approximately $516 million of the remaining SIV securities at amortized cost plus accrued income. Similar to the prior transaction, the Fund realized a loss, but also recognized a loss recovery in the same amount of approximately $1.183 million for the difference between the amortized cost of the securities and their market value as of that date. The Fund also recognized an interest recovery of approximately $7.824 million for accrued interest through the date of the transaction. In exchange for the Promissory Note issued, SunTrust acquired the security interest in the SIV securities from the Fund to secure repayment of the Note. Under the terms of the Promissory Note, the Fund received all interest and principal payments due to the Fund in amounts equal to what the Fund would have received had it retained its interest in the SIV securities and the securities had remained solvent through their respective maturity dates.

As a result of the purchase of all remaining SIV investments in exchange for cash or the Promissory Note at the end of 2007, the previously established letter of credit was retired and the Fund had no remaining exposure to SIV investments. The Promissory Note matured on June 30, 2008.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting and transfer agent, and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,930 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000. Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum and is subject to a minimum annual fee of $172,000 for its services. Prior to August 20, 2008, Foreside Distribution Services L.P. (“Foreside”) was the distributor for the Funds under a distribution agreement between Foreside and the Investment Adviser. Foreside received $37,500 annually for its services.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. Certain fees under this plan were voluntarily waived during the year ended March 31, 2009. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Funds’

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Board. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2009 were as follows:

	Board	Board	Board
	Approved	Approved	Approved
	and Charged	and Charged	and Charged
	A Share	C Share	R Share
	Distribution	Distribution	Distribution
	and Service	and Service	and Service
Fund	Fee(%)	Fee(%)	Fee(%)

Corporate Bond Fund	0.30	1.00	N/A
Georgia Tax-Exempt Bond Fund	0.15	1.00	N/A
High Grade Municipal Bond Fund	0.15	1.00	N/A
High Income Fund	0.30	1.00	N/A
Intermediate Bond Fund*	0.25	N/A	0.50
Investment Grade Bond Fund	0.30	1.00	N/A
Investment Grade Tax-Exempt Bond Fund	0.30	1.00	N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00	N/A
Maryland Municipal Bond Fund	0.15	1.00	N/A
North Carolina Tax-Exempt Bond Fund	0.15	1.00	N/A
Seix Floating Rate High Income Fund	0.30	1.00	N/A
Seix Global Strategy Fund	0.30	1.00	N/A
Seix High Yield Fund	0.25	1.00	N/A
Short-Term Bond Fund	0.20	1.00	N/A
Short-Term U.S. Treasury Securities Fund	0.18	1.00	N/A
Total Return Bond Fund*	0.25	N/A	0.50
U.S. Government Securities Fund	0.30	1.00	N/A
Virginia Intermediate Municipal Bond Fund	0.15	1.00	N/A
Prime Quality Money Market Fund	0.15	0.25	N/A
Tax-Exempt Money Market Fund	0.15	N/A	N/A
U.S. Government Securities Money Market Fund	0.15	N/A	N/A
U.S. Treasury Money Market Fund	0.15	N/A	N/A
Virginia Tax-Free Money Market Fund	0.15	N/A	N/A

*	Prior to the conversion of C Shares to R Shares on February 13, 2009, the C Share Distribution and Service Fee was 1.00% of average daily net assets.

Shareholder Servicing Agreement — The Intermediate Bond Fund and the Total Return Bond Fund have adopted a Shareholder Services Plan for the R Shares. The Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of R Shares. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Custodian Agreements — SunTrust Bank acts as custodian for the Funds except for the Corporate Bond Fund (formerly Strategic Income Fund) and Seix Global Strategy Fund, which have appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

expenses incurred. Trustees receive an additional fee for attendance at committee meetings. As of March 31, 2009, retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	93,750	75,000
Regular Meeting Fee	7,750	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

Prior to November 20, 2008, the retainer and meeting fees were as follows:

	Chairman($)	Trustee($)

Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. On May 20, 2008, the Board approved the termination of the deferred compensation plan. The deferred amounts under the plan were paid out to the respective trustees in May 2009.

The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $775,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Services Fees.”

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2009, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fees($)

Prime Quality Money Market Fund	41
U.S. Government Securities Money Market Fund	255
U.S. Treasury Money Market Fund	232

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

4.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. government securities, for the year ended March 31, 2009, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Corporate Bond Fund	138,088	133,574
Georgia Tax-Exempt Bond Fund	111,430	110,877
High Grade Municipal Bond Fund	253,060	341,238
High Income Fund	140,821	142,711
Intermediate Bond Fund	349,162	273,966
Investment Grade Bond Fund	143,165	257,531
Investment Grade Tax-Exempt Bond Fund	1,598,379	1,339,746
Limited Duration Fund	3,679	23,580
Limited-Term Federal Mortgage Securities Fund	1,544	4,312
Maryland Municipal Bond Fund	9,402	21,511
North Carolina Tax-Exempt Bond Fund	33,091	32,033
Seix Floating Rate High Income Fund	1,143,915	1,128,686
Seix Global Strategy Fund	6,948	6,716
Seix High Yield Fund	785,872	661,265
Short-Term Bond Fund	280,314	191,193
Total Return Bond Fund	179,715	205,139
Ultra-Short Bond Fund	21,792	28,003
U.S. Government Securities Fund	—	26,211
Virginia Intermediate Municipal Bond Fund	40,124	66,392

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the year ended March 31, 2009, were as follows (in thousands):

		Sales and
Fund	Purchases($)	Maturities($)

Corporate Bond Fund	89,528	112,450
Intermediate Bond Fund	1,684,353	1,538,332
Investment Grade Bond Fund	678,433	541,265
Limited Duration Fund	5,847	3,918
Limited-Term Federal Mortgage Securities Fund	234,267	281,494
Seix High Yield Fund	24,879	24,998
Short-Term Bond Fund	204,827	258,324
Short-Term U.S. Treasury Securities Fund	131,747	114,613
Total Return Bond Fund	962,618	924,156
Ultra-Short Bond Fund	34,318	50,669
U.S. Government Securities Fund	565,520	679,427
U.S. Government Securities Ultra-Short Bond Fund	101,861	68,744

5.	Temporary Guarantee Program for Money Market Funds

In October 2008, the Prime Quality Money Market Fund, Tax Exempt Money Market Fund and Virginia Tax-Free Money Market Fund (“Participating Funds”) each enrolled in the U.S. Department of the Treasury’s (“Treasury”) $50 billion Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program seeks to guarantee the net asset value of shares of participating money market funds as of September 19, 2008. To the extent funds are available in the Program, any shares held by investors in the

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Participating Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event a Participating Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program only applies to shareholders of record in the Participating Funds as of September 19, 2008. Any purchase of shares of a Participating Fund for a new account after the close of business on September 19, 2008 is not guaranteed.

Participation in the initial three months of the Program required a payment to the Treasury in the amount of 0.01% based on the net asset value of each Participating Fund as of September 19, 2008. For the coverage beginning on December 19, 2008 and extending through April 30, 2009, each Participating Fund paid 0.015% based on the net asset value of each Participating Fund as of September 19, 2008. These expenses are borne by the Participating Funds without regard to any expense limitation currently in effect for the Participating Funds and are included in the Statements of Operations.

The Program was extended by the Treasury until September 18, 2009. The Participating Funds have elected to participate in this extension. There is no guarantee that the Program will be extended beyond September 18, 2009, or that the Participating Funds will elect to participate if the Program is extended.

6.	Federal Tax Information

At March 31, 2009, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2009 were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost($)	Appreciation($)	(Depreciation)($)	(Depreciation)($)

Corporate Bond Fund	59,694	319	(1,015)	(696)
Georgia Tax-Exempt Bond Fund	169,975	3,583	(3,768)	(185)
High Grade Municipal Bond Fund	82,550	1,930	(790)	1,140
High Income Fund	48,940	647	(6,841)	(6,194)
Intermediate Bond Fund	1,189,833	23,506	(16,083)	7,423
Investment Grade Bond Fund	492,028	13,550	(10,969)	2,581
Investment Grade Tax-Exempt Bond Fund	882,541	17,060	(1,910)	15,150
Limited Duration Fund	31,238	6	(428)	(422)
Limited-Term Federal Mortgage Securities Fund	52,712	1,505	(8)	1,497
Maryland Municipal Bond Fund	30,754	1,078	(650)	428
North Carolina Tax-Exempt Bond Fund	44,452	971	(798)	173
Seix Floating Rate High Income Fund	659,578	6,694	(84,065)	(77,371)
Seix Global Strategy Fund	10,181	—	—	—
Seix High Yield Fund	1,138,918	11,272	(88,025)	(76,753)
Short-Term Bond Fund	380,221	3,341	(19,793)	(16,452)
Short-Term U.S. Treasury Securities Fund	90,202	1,841	(1)	1,840
Total Return Bond Fund	645,531	18,942	(12,821)	6,121
Ultra-Short Bond Fund	59,395	361	(3,896)	(3,535)
U.S. Government Securities Fund	458,264	23,158	(685)	22,473
U.S. Government Securities Ultra-Short Bond Fund	89,835	610	(272)	338
Virginia Intermediate Municipal Bond Fund	186,505	7,720	(1,871)	5,849
Prime Quality Money Market Fund	7,533,612	—	—	—
Tax-Exempt Money Market Fund	1,911,380	—	—	—
U.S. Government Securities Money Market Fund	1,223,408	—	—	—
U.S. Treasury Money Market Fund	1,500,737	—	(6)	(6)
Virginia Tax-Free Money Market Fund	438,860	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The tax character of distributions paid to shareholders during the year ended March 31, 2009 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long			Total
	Investment	Term Capital	Total Taxable	Tax-Exempt	Distributions
Fund	Income($)	Gains($)	Distributions($)	Distributions($)	Paid($)*

Corporate Bond Fund	5,431	—	5,431	—	5,431
Georgia Tax-Exempt Bond Fund	3	—	3	6,804	6,807
High Grade Municipal Bond Fund	24	—	24	4,770	4,794
High Income Fund	4,071	—	4,071	—	4,071
Intermediate Bond Fund	58,043	—	58,043	—	58,043
Investment Grade Bond Fund	19,358	—	19,358	—	19,358
Investment Grade Tax-Exempt Bond Fund	4,233	273	4,506	21,605	26,111
Limited Duration Fund	991	—	991	—	991
Limited-Term Federal Mortgage Securities Fund	3,470	—	3,470	—	3,470
Maryland Municipal Bond Fund	—	—	—	1,364	1,364
North Carolina Tax-Exempt Bond Fund	3	—	3	1,663	1,666
Seix Floating Rate High Income Fund	35,584	—	35,584	—	35,584
Seix Global Strategy Fund	120	—	120	—	120
Seix High Yield Fund	62,443	—	62,443	—	62,443
Short-Term Bond Fund	15,523	—	15,523	—	15,523
Short-Term U.S. Treasury Securities Fund	2,297	—	2,297	—	2,297
Total Return Bond Fund	29,622	—	29,622	—	29,622
Ultra-Short Bond Fund	3,066	—	3,066	—	3,066
U.S. Government Securities Fund	15,377	1,063	16,440	—	16,440
U.S. Government Securities Ultra-Short Bond Fund	3,501	—	3,501	—	3,501
Virginia Intermediate Municipal Bond Fund	4	—	4	7,441	7,445
Prime Quality Money Market Fund	157,821	—	157,821	—	157,821
Tax-Exempt Money Market Fund	1	3	4	26,714	26,718
U.S. Government Securities Money Market Fund	25,343	—	25,343	—	25,343
U.S. Treasury Money Market Fund	11,665	—	11,665	—	11,665
Virginia Tax-Free Money Market Fund	45	54	99	8,644	8,743

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The tax character of distributions paid to shareholders during the period ended March 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long			Total
	Investment	Term Capital	Total Taxable	Tax-Exempt	Distributions
Fund	Income($)	Gains($)	Distributions($)	Distributions($)	Paid($)*

Corporate Bond Fund	6,662	—	6,662	—	6,662
Georgia Tax-Exempt Bond Fund	—	—	—	5,742	5,742
High Grade Municipal Bond Fund	311	166	477	5,796	6,273
High Income Fund	6,414	—	6,414	—	6,414
Intermediate Bond Fund	24,492	—	24,492	—	24,492
Investment Grade Bond Fund	19,532	—	19,532	—	19,532
Investment Grade Tax-Exempt Bond Fund	907	508	1,415	16,360	17,775
Limited Duration Fund	2,231	—	2,231	—	2,231
Limited-Term Federal Mortgage Securities Fund	8,959	—	8,959	—	8,959
Maryland Municipal Bond Fund	9	13	22	1,367	1,389
North Carolina Tax-Exempt Bond Fund	—	—	—	1,584	1,584
Seix Floating Rate High Income Fund	51,505	—	51,505	—	51,505
Seix High Yield Fund	70,546	—	70,546	—	70,546
Short-Term Bond Fund	17,409	—	17,409	—	17,409
Short-Term U.S. Treasury Securities Fund	2,917	—	2,917	—	2,917
Total Return Bond Fund	32,188	—	32,188	—	32,188
Ultra-Short Bond Fund	4,059	—	4,059	—	4,059
U.S. Government Securities Fund	28,044	—	28,044	—	28,044
U.S. Government Securities Ultra-Short Bond Fund	1,831	—	1,831	—	1,831
Virginia Intermediate Municipal Bond Fund	2	—	2	7,867	7,869
Prime Quality Money Market Fund	442,352	—	442,352	—	442,352
Tax-Exempt Money Market Fund	106	172	278	57,336	57,614
U.S. Government Securities Money Market Fund	44,648	—	44,648	—	44,648
U.S. Treasury Money Market Fund	42,981	—	42,981	—	42,981
Virginia Tax-Free Money Market Fund	67	25	92	19,529	19,621

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

As of March 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

	Undistributed					Accumulated		Total
			Long Term			Capital and	Unrealized	Accumulated
	Tax Exempt	Ordinary	Capital	Accumulated	Distributions	Other	Appreciation/	Earnings
Fund	Income($)	Income($)	Gains($)	Earnings($)	Payable($)	Losses($)**	(Depreciation)($)***	(Deficit)($)

Corporate Bond Fund	—	219	—	219	(218)	(14,417)	(696)	(15,112)
Georgia Tax-Exempt Bond Fund	755	—	—	755	(563)	(5,708)	(185)	(5,701)
High Grade Municipal Bond Fund	250	—	—	250	(256)	(4,045)	1,140	(2,911)
High Income Fund	—	120	—	120	(314)	(12,656)	(6,189)	(19,039)
Intermediate Bond Fund	—	10,631	1,023	11,654	(3,434)	—	7,372	15,592
Investment Grade Bond Fund	—	361	—	361	(1,656)	(423)	2,560	842
Investment Grade Tax-Exempt Bond Fund	2,062	—	—	2,062	(2,213)	(7,535)	15,150	7,464
Limited Duration Fund	—	25	—	25	(24)	(1,683)	(422)	(2,104)
Limited-Term Federal Mortgage Securities Fund	—	121	—	121	(163)	(20,052)	1,497	(18,597)
Maryland Municipal Bond Fund	52	—	—	52	(94)	(639)	428	(253)
North Carolina Tax-Exempt Bond Fund	78	—	—	78	(141)	(1,772)	173	(1,662)
Seix Floating Rate High Income Fund	—	2,830	—	2,830	(2,582)	(91,399)	(81,341)	(172,492)
Seix Global Strategy Fund	—	268	—	268	—	—	2	270
Seix High Yield Fund	—	4,731	—	4,731	(5,944)	(172,571)	(77,165)	(250,949)
Short-Term Bond Fund	—	910	—	910	(1,029)	(12,772)	(16,452)	(29,343)
Short-Term U.S. Treasury Securities Fund	—	111	—	111	(113)	(576)	1,840	1,262
Total Return Bond Fund	—	3,267	—	3,267	(2,418)	(960)	6,092	5,981
Ultra-Short Bond Fund	—	178	—	178	(152)	(2,710)	(3,535)	(6,219)
U.S. Government Securities Fund	—	6,403	3,223	9,626	(851)	—	22,473	31,248
U.S. Government Securities Ultra-Short Bond Fund	—	279	—	279	(265)	(1,112)	338	(760)
Virginia Intermediate Municipal Bond Fund	552	—	—	552	(586)	(26)	5,849	5,789
Prime Quality Money Market Fund	—	720	—	720	(642)	(4,501)	—	(4,423)
Tax-Exempt Money Market Fund	276	—	—	276	(236)	(73)	—	(33)
U.S. Government Securities Money Market Fund	—	119	—	119	(120)	(23)	—	(24)
U.S. Treasury Money Market Fund	—	214	—	214	(129)	(158)	(6)	(79)
Virginia Tax-Free Money Market Fund	155	125	10	290	(40)	—	—	250

**	As of the latest tax year end of March 31, 2009, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

	Expires
Fund	2011($)	2012($)	2013($)	2014($)	2015($)	2016($)	2017($)

Corporate Bond Fund	—	—	—	—	4,212	813	570
Georgia Tax-Exempt Bond Fund	—	—	—	—	102	823	2,203
High Grade Municipal Bond Fund	—	—	—	—	—	569	1,863
High Income Fund	—	—	—	—	—	1,188	4,325
Investment Grade Tax-Exempt Bond Fund	—	—	—	—	—	—	5,746
Limited Duration Fund	—	—	—	—	11	—	568
Limited-Term Federal Mortgage Securities Fund	—	4,528	3,272	5,209	4,063	2,980	—
Maryland Municipal Bond Fund	—	—	—	—	—	53	212
North Carolina Tax-Exempt Bond Fund	—	—	—	130	—	496	613
Seix Floating Rate High Income Fund	—	—	—	—	—	2,142	35,827
Seix High Yield Fund	—	—	—	5,154	11,772	15,837	62,376
Short-Term Bond Fund	7,468	22	353	47	1,052	—	888
Short-Term U.S. Treasury Securities Fund	—	—	—	—	576	—	—
Ultra-Short Bond Fund	—	494	548	573	667	—	203
U.S. Government Securities Ultra-Short Bond Fund	—	297	393	272	150	—	—
Virginia Intermediate Municipal Bond Fund	—	—	—	—	—	26	—
Prime Quality Money Market Fund	—	—	—	—	—	26	3,265
Tax-Exempt Money Market Fund	—	—	—	—	—	—	48
U.S. Treasury Money Market Fund	—	—	92	42	5	—	—

During the year ended March 31, 2009, the Intermediate Bond Fund, Investment Grade Bond Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund and the U.S. Treasury Money Market Fund utilized $497, $11,383, $634, $1,606, $4,344, $5,065, $139, $408, $42, respectively, in thousands, in capital loss carryforwards.

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Total Return Bond Fund, Ultra-Short Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund and U.S. Treasury Money Market Fund have incurred and elect to defer $8,822, $2,580, $1,613, $7,143, $423, $1,789, $1,104, $374, $533, $53,430, $77,432, $2,942, $960, $225, $1,210, $25, $23 and $19, respectively, in thousands, in capital and foreign currency losses.

***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “—” are $0 or have been rounded to $0.

7.	Risks

The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Corporate Bond (formerly Strategic Income), High Income, Seix Global Strategy and Seix High Yield Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

The High Income Fund, Seix Floating Rate High Income Fund and Seix High Yield Fund invest in first and second lien senior floating rate loans. The risk associated with floating rate loans is similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

The Intermediate Bond, Investment Grade Bond, Seix Global Strategy and Total Return Bond Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Georgia Tax-Exempt Bond, Maryland Municipal Bond, North Carolina Tax-Exempt Bond, Virginia Intermediate Municipal Bond and Virginia Tax-Free Money Market Funds’ concentrations of investments in securities of issuers located in a specific region subjects that Fund to the economic and government policies of that region and may increase risk versus that of a fund whose investments are more diversified.

The Intermediate Bond, Investment Grade Bond, Limited Duration, Limited-Term Federal Mortgage Securities, Short-Term Bond, Total Return Bond, Ultra-Short Bond, U.S. Government Securities and U.S. Government Securities Ultra-Short Bond Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a Fund’s average duration.

The Money Market Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Certain Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, Federal Agricultural Mortgage Corporation and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

During the reporting period, events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the NAV of many mutual funds, including these Funds. Such events during this period

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2009

have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. The potential investment of each Fund’s investments in these issuers, and the financial sector in general, as reflected in each Fund’s Schedule of Investments, may expose investors to the negative (or positive) performance resulting from these and other events.

8.	Subsequent Events

Effective April 1, 2009, the RidgeWorth Strategic Income Fund was renamed the RidgeWorth Corporate Bond Fund and changed its investment strategy to invest in investment grade corporate bonds offering above average total returns. At least 80% of the Fund will be invested in investment grade corporate bonds. Prior to April 1, 2009, the Fund invested in a diversified portfolio of high yield corporate obligations, government securities, swap agreements and floating rate loans.

Report of Independent Registered Public Accounting Firm
RIDGEWORTH FUNDS  March 31, 2009

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Fund (formerly, Strategic Income Fund), Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix Global Strategy Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (twenty-six of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended May 31, 2004 of the North Carolina Tax-Exempt Bond Fund were audited by other independent accountants, whose report dated July 19, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2009

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

				Number of
Name, Business			Principal	Portfolios in
Address, State of	Position	Term of	Occupation(s)	Fund	Other
Residence and	Held With	Office and Length	During the	Complex	Directorships
Date of Birth	Trust	of Time Served	Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES:
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006- March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006)	55	GenSpring Trust

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	55	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods, Inc.: Acuity Brands, Inc.; GenSpring Trust

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	55	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	55	WellPoint, Inc.; UniSource Energy Corp.; GenSpring Trust

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	55	None

Clarence H. Ridley* 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	55	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	55	None

*	Prior to May 12, 2008, Mr. Ridley was deemed to be an “interested person” of the Trust.

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Term of
Office and
	Position(s)	Length of
Name, Address	Held with	Time	Principal Occupation(s)
and Date of Birth	Trust	Served	During the Past 5 Years
OFFICERS:
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 09/61	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments.

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 05/67	Vice President; Deputy Chief Compliance Officer	One year; since June 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007 — May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
.
Katherine A. Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Secretary; Chief Legal Officer	One year; since May 2009	Vice President (since July 2007), Assistant Counsel (January 2006-July 2007), Regulatory Administration, Citi Fund Services Ohio, Inc.; Employee of CitiStreet LLC (June 2004-May 2005); Employee of Fidelity Investments (1987- 2001).

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreement.

In considering the renewal of the agreement this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 16, 2008, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 20, 2008, at which it specifically considered the renewal of the agreement. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreement.

At the meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreement. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreement in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the renewal of the agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser supported the approval of the agreement.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Adviser supported the approval of the agreement.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreement and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreement.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Corporate Bond Fund	I Shares	1,000.00	964.80	3.62	0.74
	A Shares	1,000.00	963.50	4.99	1.02
	C Shares	1,000.00	960.00	8.50	1.74
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,054.30	3.07	0.60
	A Shares	1,000.00	1,054.50	3.84	0.75
	C Shares	1,000.00	1,049.00	8.17	1.60
High Grade Muncipal Bond Fund	I Shares	1,000.00	1,038.50	3.30	0.65
	A Shares	1,000.00	1,036.80	4.06	0.80
	C Shares	1,000.00	1,032.30	8.31	1.64
High Income Fund	I Shares	1,000.00	842.90	3.26	0.71
	A Shares	1,000.00	843.40	4.60	1.00
	C Shares	1,000.00	838.70	7.84	1.71
Intermediate Bond Fund	I Shares	1,000.00	1,075.30	1.50	0.29
	A Shares	1,000.00	1,075.00	2.79	0.54
	R Shares	1,000.00	1,070.70	4.96	0.96
Investment Grade Bond Fund	I Shares	1,000.00	1,083.50	2.91	0.56
	A Shares	1,000.00	1,081.80	4.46	0.86
	C Shares	1,000.00	1,077.00	8.03	1.55
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,063.30	2.83	0.55
	A Shares	1,000.00	1,061.70	4.32	0.84
	C Shares	1,000.00	1,059.00	7.96	1.55
Limited Duration Fund	I Shares	1,000.00	987.40	0.99	0.20
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,062.50	3.09	0.60
	A Shares	1,000.00	1,061.60	4.16	0.81
	C Shares	1,000.00	1,057.30	8.21	1.60
Maryland Municipal Bond Fund	I Shares	1,000.00	1,060.30	3.29	0.64
	A Shares(a)	1,000.00	1,024.70	2.12	0.78
	C Shares	1,000.00	1,055.00	8.40	1.64
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,058.50	3.18	0.62
	A Shares	1,000.00	1,057.90	3.95	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	881.00	2.30	0.49
	A Shares	1,000.00	880.90	3.70	0.79
	C Shares	1,000.00	876.60	6.97	1.49
Seix Global Strategy Fund	I Shares	1,000.00	1,053.20	3.48	0.68
Seix High Yield Fund	I Shares	1,000.00	908.00	2.38	0.50
	A Shares	1,000.00	908.30	3.66	0.77
	C Shares	1,000.00	903.50	7.12	1.50

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Short-Term Bond Fund	I Shares	1,000.00	1,010.20	2.31	0.46
	A Shares	1,000.00	1,009.20	3.31	0.66
	C Shares	1,000.00	1,004.10	7.29	1.46
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,027.50	2.43	0.48
	A Shares	1,000.00	1,026.60	3.28	0.65
	C Shares	1,000.00	1,022.40	7.46	1.48
Total Return Bond Fund	I Shares	1,000.00	1,077.20	1.55	0.30
	A Shares	1,000.00	1,075.60	2.79	0.54
	R Shares	1,000.00	1,072.50	5.17	1.00
Ultra-Short Bond Fund	I Shares	1,000.00	1,005.20	1.55	0.31
U.S. Government Securities Fund	I Shares	1,000.00	1,070.20	2.89	0.56
	A Shares	1,000.00	1,068.60	4.44	0.86
	C Shares	1,000.00	1,064.90	8.03	1.56
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,027.10	1.42	0.28
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,064.20	3.09	0.60
	A Shares	1,000.00	1,063.40	3.86	0.75
	C Shares	1,000.00	1,059.00	8.21	1.60
Prime Quality Money Market Fund	I Shares	1,000.00	1,004.50	2.85	0.57
	A Shares	1,000.00	1,003.80	3.60	0.72
	C Shares	1,000.00	1,003.40	4.00	0.80
Tax-Exempt Money Market Fund	I Shares	1,000.00	1,003.90	2.45	0.49
	A Shares	1,000.00	1,003.10	3.20	0.64
U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,003.10	2.85	0.57
	A Shares	1,000.00	1,002.30	3.54	0.71
U.S. Treasury Money Market Fund	I Shares	1,000.00	1,000.80	1.35	0.27
	A Shares	1,000.00	1,000.10	2.04	0.41
Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,003.80	2.40	0.48
	A Shares	1,000.00	1,003.00	3.15	0.63

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	Information shown reflects values for the period from October 1, 2008 to January 6, 2009 and has been calculated using expense ratios and rates of return for the same period. Maryland Municipal Bond Fund A Shares was not operational from January 7, 2009 to March 31, 2009.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Corporate Bond Fund	I Shares	1,000.00	1,021.24	3.73	0.74
	A Shares	1,000.00	1,019.85	5.14	1.02
	C Shares	1,000.00	1,016.26	8.75	1.74

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,021.19	3.78	0.75
	C Shares	1,000.00	1,016.95	8.05	1.60
High Grade Muncipal Bond Fund	I Shares	1,000.00	1,021.69	3.28	0.65
	A Shares	1,000.00	1,020.94	4.03	0.80
	C Shares	1,000.00	1,016.75	8.25	1.64
High Income Fund	I Shares	1,000.00	1,021.39	3.58	0.71
	A Shares	1,000.00	1,019.95	5.04	1.00
	C Shares	1,000.00	1,016.40	8.60	1.71
Intermediate Bond Fund	I Shares	1,000.00	1,023.49	1.46	0.29
	A Shares	1,000.00	1,022.24	2.72	0.54
	R Shares	1,000.00	1,020.14	4.84	0.96
Investment Grade Bond Fund	I Shares	1,000.00	1,022.14	2.82	0.56
	A Shares	1,000.00	1,020.64	4.33	0.86
	C Shares	1,000.00	1,017.20	7.80	1.55
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.19	2.77	0.55
	A Shares	1,000.00	1,020.74	4.23	0.84
	C Shares	1,000.00	1,017.20	7.80	1.55
Limited Duration Fund	I Shares	1,000.00	1,023.93	1.01	0.20
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,020.89	4.08	0.81
	C Shares	1,000.00	1,016.95	8.05	1.60
Maryland Municipal Bond Fund	I Shares	1,000.00	1,021.74	3.23	0.64
	A Shares(a)	1,000.00	1,011.68	2.17	0.78
	C Shares	1,000.00	1,016.75	8.25	1.64
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.84	3.13	0.62
	A Shares	1,000.00	1,021.09	3.88	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,022.49	2.47	0.49
	A Shares	1,000.00	1,020.99	3.98	0.79
	C Shares	1,000.00	1,017.50	7.49	1.49
Seix Global Strategy Fund	I Shares	1,000.00	1,021.54	3.43	0.68
Seix High Yield Fund	I Shares	1,000.00	1,022.44	2.52	0.50
	A Shares	1,000.00	1,021.09	3.88	0.77
	C Shares	1,000.00	1,017.45	7.54	1.50
Short-Term Bond Fund	I Shares	1,000.00	1,022.64	2.32	0.46
	A Shares	1,000.00	1,021.64	3.33	0.66
	C Shares	1,000.00	1,017.65	7.34	1.46
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.54	2.42	0.48
	A Shares	1,000.00	1,021.69	3.28	0.65
	C Shares	1,000.00	1,017.55	7.44	1.48
Total Return Bond Fund	I Shares	1,000.00	1,023.44	1.51	0.30
	A Shares	1,000.00	1,022.24	2.72	0.54
	R Shares	1,000.00	1,019.95	5.04	1.00
Ultra-Short Bond Fund	I Shares	1,000.00	1,023.39	1.56	0.31
U.S. Government Securities Fund	I Shares	1,000.00	1,022.14	2.82	0.56
	A Shares	1,000.00	1,020.64	4.33	0.86
	C Shares	1,000.00	1,017.15	7.85	1.56
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.54	1.41	0.28
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,021.19	3.78	0.75
	C Shares	1,000.00	1,016.95	8.05	1.60
Prime Quality Money Market Fund	I Shares	1,000.00	1,022.09	2.87	0.57
	A Shares	1,000.00	1,021.34	3.63	0.72
	C Shares	1,000.00	1,020.94	4.03	0.80

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS,  March 31, 2009
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/08($)	03/31/09($)	10/01/08-03/31/09($)	10/01/08-03/31/09(%)

Tax-Exempt Money Market Fund	I Shares	1,000.00	1,022.49	2.47	0.49
	A Shares	1,000.00	1,021.74	3.23	0.64
U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,022.09	2.87	0.57
	A Shares	1,000.00	1,021.39	3.58	0.71
U.S. Treasury Money Market Fund	I Shares	1,000.00	1,023.59	1.36	0.27
	A Shares	1,000.00	1,022.89	2.07	0.41
Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,022.54	2.42	0.48
	A Shares	1,000.00	1,021.79	3.18	0.63

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	Information shown reflects values for the period from October 1, 2008 to January 6, 2009 and has been calculated using expense ratios for the same period. Maryland Municipal Bond Fund A Shares was not operational from January 7, 2009 to March 31, 2009.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

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Investment Adviser:
RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303
www.ridgeworth.com
Investment Subadvisers:
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, NJ 07458
www.seixadvisors.com
StableRiver Capital Management LLC
50 Hurt Plaza, Suite 1300
Atlanta, GA 30303
www.stableriver.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC
Not FDIC Insured • No Bank Guarantee • May Lose Value

RIDGEWORTH INVESTMENTS Collective Strength Individual Insight. 2009 ANNUAL REPORT INSTITUTIONAL MONEY MARKET FUNDS MARCH 31, 2009

RIDGEWORTH FUNDS March 31, 2009

Letter to Shareholders	1

Management Discussion of Fund Performance

Institutional Cash Management Money Market Fund	3
Institutional Municipal Cash Reserve Money Market Fund	4
Institutional U.S. Government Securities Money Market Fund	5
Institutional U.S. Treasury Securities Money Market Fund	6

Schedules of Portfolio Investments	8

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Trustees and Officers of the RidgeWorth Funds	33

Additional Information	35

LETTER TO SHAREHOLDERS
March 31, 2009
Dear Valued RidgeWorth Funds Shareholder,
As we celebrate the end of our inaugural year operating as the RidgeWorth Funds (after 14 years as the STI Classic Funds) we wanted to take this opportunity to update you, our valued shareholder, on the Funds’ performance over the past year, as well as share our thoughts on the prospects for the U.S. economy and securities markets.
This past year was certainly challenging. The financial crisis and economic recession proved to be more severe than we, and most others, had anticipated. The housing and related credit bubble burst, the financial system was strained to the breaking point, and the global economy fell into—and remains in—a severe recession. Unemployment crossed the eight percent level and is headed higher.
Initially, the markets were encouraged by the prompt and aggressive policy response by the Federal Reserve, the Treasury, and Congress. Interest rate reductions, preemptive actions to merge or liquidate troubled financial institutions, and temporary tax cuts gave hope to investors that securities markets would stabilize. Indeed, the S&P 5001 recovered most of its early losses during the second quarter of 2008 in hopes that the current downturn would be relatively shallow—similar to the 2001 recession that was limited to just eight months.
However the economy continued to slide despite these efforts as stress on the capital markets intensified. The bankruptcy of financial giant Lehman Brothers in September, along with the demise of other notable firms through forced mergers and sales, sparked a sharp decline in the equity markets and a record rise in credit spreads. No major sector was spared from the sell-off, with the exception of U.S. Treasuries, which became a safe haven for nervous investors.
The equity markets declined further in the first quarter of 2009, but staged an impressive rebound in March following reports that suggested the worst of the recession may be over. Still, the S&P 500, during the 12 months that ended March 31, 2009, lost 38% on a total return basis. Small cap stocks fell by a comparable amount, but International equities fell over 46% during the period and Financial stocks were weakest by far. The decline in Financials weighed on the Value style, which underperformed the Growth style by roughly 8% for the 12-month period. Bonds fared better, as they traditionally do during recessions, but credit-related securities such as Corporate Bonds, especially High Yield Bonds, fell sharply. Real Estate, an asset class tied to leverage and the credit markets, and Commodities, particularly Energy, declined significantly.
Although the challenges of the year were significant, the RidgeWorth Funds performed well relative to our competitors. As of March 31, 2009, more than 70% of the Funds in the entire Fund Family (I Shares) beat their Lipper Peer Group averages for each of the 1-, 3-, 5-, and 10-year periods ended March 31, 2009.2 An important feature that distinguishes RidgeWorth Investments from its competitors is the commitment to, and focus on, investment excellence. Our investment structure allows managers to commit nearly 100% of their time and energy to identifying great investment ideas for their portfolios, rather than being burdened by administrative issues.
Looking ahead we are hopeful that the worst phase of this recession has passed. With the massive destruction of household wealth, however, balance sheet repair will take time. Household debt continues to be unwound and personal savings rates will increase further. This implies that household consumption has peaked; since consumers account for nearly 70% of U.S. GDP3, we believe economic growth will be sluggish for the foreseeable future. Interest rates, already at record lows in some cases, are unlikely to provide the economic lift we enjoyed in previous periods due to consumers’ battered balance sheets. This will restrain economic growth driven by credit and increasing leverage, key drivers of the economy’s strength over the past quarter century.

1

Through all its stimulus initiatives, the government directly and indirectly will push over $12 trillion into the economy. In a normal economic environment, this stimulus would spark massive inflation but we are hardly in a normal economic environment. On the contrary, regulators are still worried about deflation, given the low level of demand and consumption as well as excess global productive capacity. Inflation may be an issue down the road when economic growth takes hold. The excess dollars in the system could lead to inflation if the government’s exit strategy is ineffective. We believe this will be a major investment theme over the next few years and we will be watching this situation closely.
While the economy and the financial markets will eventually recover, we do not believe all companies will benefit equally. Our talented sub-advisors will continue to seek those firms that will thrive in what is likely to be a very difficult operating environment. This individual, bottom-up company analysis was a key reason for our Funds’ strong relative performance over the past year, and we are confident this strategy will continue to serve you well.
We close this letter with a note of thanks to our valued clients and prospects. Despite our strong relative investment performance, it was a difficult year for investors. Rest assured, we will continue to work tirelessly to deliver the strong performance you have come to expect from the RidgeWorth Funds. Thank you for your continued confidence in us.
Sincerely,

David Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The S&P 500 Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	For the period ended March 31, 2009, 37 out of 49 (1 year), 35 out of 46 (3 years), 34 out of 44 (5 years) and 23 out of 31 (10 years) Funds’ I Shares beat their respective Lipper peer group averages. Lipper rankings are based on total return and do not include a sales charge.

[3]	Gross Domestic Product is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

2

INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
Portfolio Manager(s)

• Michael G. Sebesta, CFA
• E. Dean Speer, CFA, CPA
• Kimberly C. Maichle, CFA
• Sonny Surkin
• J.P. Yarusinski, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The primary driver of the Fund’s performance during the period was the very low interest rate environment. In an attempt to stimulate the economy, the Federal Reserve cut interest rates to a range of 0% to 0.25%. In that environment, money market yields moved sharply lower. In some cases, short-term U.S. Treasury yields approached 0% and U.S. Agency Discount Notes were yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has put our emphasis on higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity was extended to remain in line with the benchmark average.1
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2009)	Shares

7 Day Average Yield	0.51%
7 Day Effective Yield	0.51%
30 Day Average Yield	0.51%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. However, for the period ended March 31, 2009, the yields were not materially affected.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.
Maturity Distribution (as of March 31, 2009)1
% of Portfolio

[1]	Portfolio composition is subject to change

3

INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND
Portfolio Manager(s)
• Michael G. Sebesta, CFA
• Greg Hallman
• Chris D. Carter, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Fund’s income may be subject to certain state and local taxes, and depending on your tax status, the Federal Alternative Minimum Tax.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The very low interest rate environment primarily drove the Fund’s performance during the period. In an attempt to stimulate the economy, the Federal Reserve cut interest rates to a range of 0% to 0.25%. In that environment, other money market yields moved sharply lower. In some cases, short-term U.S. Treasury yields approached 0% and U.S. Agency Discount Notes were yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has put our emphasis on higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity was extended to remain in line with the benchmark average. We increased its allocation to slightly longer dated municipal securities, mainly to increase credit diversification, and we continue to maintain a conservative stance with regards to liquidity and credit quality of individual holdings.1
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2009)	Shares
7 Day Average Yield	0.47%
7 Day Effective Yield	0.48%
30 Day Average Yield	0.49%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and the 30 Day Average Yield would have been 0.45%, 0.46% and 0.47%, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.
Maturity Distribution (as of March 31, 2009)1
% of Portfolio

[1]	Portfolio composition is subject to change

4

INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Manager(s)
•	Michael G. Sebesta, CFA

•	E. Dean Speer, CFA, CPA

•	Kimberly C. Maichle, CFA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The very low interest rate environment primarily drove the Fund’s performance during the period. In an attempt to stimulate the economy, the Federal Reserve cut interest rates to a range of 0% to 0.25%. In that environment, other money market yields moved sharply lower. In some cases, short-term U.S. Treasury yields approached 0% and U.S. Agency Discount Notes were yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has put our emphasis on higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity was extended to remain in line with the benchmark average.1
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2009)	Shares

7 Day Average Yield	0.33%
7 Day Effective Yield	0.33%
30 Day Average Yield	0.34%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. However, for the period ended March 31, 2009, the yields were not materially affected.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.
Maturity Distribution (as of March 31, 2009)1
% of Portfolio

[1]	Portfolio composition is subject to change

5

INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
Portfolio Manager(s)
•	Michael G. Sebesta, CFA

•	E. Dean Speer, CFA, CPA

•	Kimberly C. Maichle, CFA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2009?
The very low interest rate environment primarily drove the Fund’s performance during the period. In an attempt to stimulate the economy, the Federal Reserve cut interest rates to a range of 0% to 0.25%. In that environment, other money market yields moved sharply lower. In some cases, short-term U.S. Treasury yields approached 0% and U.S. Agency Discount Notes were yielding only a few basis points higher.
How do you plan to position the Fund, based on market conditions?
The current credit markets remain very uncertain. As a result, the portfolio management team has put our emphasis on higher quality securities and targeted higher levels of liquidity in the Fund. As market expectations are for the Federal Reserve to maintain its current fed funds target of close to 0%, the Fund’s weighted average maturity was extended to remain in line with the benchmark average.1
Yields and Maturity Distribution

	Institutional	Corporate Trust
Yields (as of March 31, 2009)	Shares	Shares

7 Day Average Yield	0.15%	0.02%
7 Day Effective Yield	0.15%	0.02%
30 Day Average Yield	0.24%	0.02%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In absence of such fee waivers, yields would be reduced and the 7 Day Average Yield, 7 Day Effective Yield, and the 30 Day Average Yield would have been 0.15%, 0.15% and 0.23% for Institutional Shares and (0.10)%, (0.10)% and (0.02)% for Corporate Trust Shares, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.
Maturity Distribution (as of March 31, 2009)1
% of Portfolio

[1]	Portfolio composition is subject to change

6

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7

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Certificates of Deposit (16.3%)
Banks (11.9%)
Abbey National LLC, 0.340%, 05/22/09	24,000	24,000
Bank of America Corp., 0.500%, 06/11/09(a)	30,000	30,000
Bank of Nova Scotia, 0.700%, 05/26/09	20,000	20,000
BNP Paribas, 0.960%, 05/12/09	15,000	15,000
BNP Paribas, 0.970%, 05/22/09	17,000	17,000
BNP Paribas, 1.040%, 06/10/09	25,000	25,000
BNP Paribas, 0.970%, 06/26/09	19,000	19,000
Chase Bank USA N.A., 0.550%, 06/17/09	12,000	12,000
Lloyds TSB Bank PLC, 0.940%, 05/19/09	27,000	27,000
Lloyds TSB Bank PLC, 1.140%, 06/22/09	25,000	25,000
Rabobank, 0.700%, 05/27/09	18,000	18,000
Rabobank, 0.750%, 06/26/09	20,000	20,001
Rabobank, 0.740%, 07/28/09	10,500	10,500
Royal Bank of Canada, 0.550%, 06/10/09	8,000	8,000
Royal Bank of Canada, 0.690%, 07/02/09	30,000	30,000
Royal Bank of Scotland, 1.040%, 05/18/09	17,500	17,500
Royal Bank of Scotland, 1.370%, 06/16/09	17,200	17,200
Societe Generale, 0.850%, 07/22/09	17,500	17,500
Toronto-Dominion Bank, 0.500%, 05/04/09	30,000	30,000
Toronto-Dominion Bank, 0.620%, 06/02/09	40,000	40,001

		422,702

Diversified Financial Services (4.4%)
Barclays Bank PLC, 1.150%, 04/28/09	20,000	20,000
Barclays Bank PLC, 1.550%, 06/10/09	17,500	17,500
Barclays Bank PLC, 1.150%, 06/15/09	18,000	18,000
Calyon North America, Inc., 0.980%, 05/14/09	20,000	20,000
Calyon North America, Inc., 1.100%, 05/18/09	17,900	17,900
Calyon North America, Inc., 0.820%, 06/22/09	17,000	17,000
UBS AG, 1.245%, 04/29/09	26,000	26,000
UBS AG, 1.305%, 05/27/09	19,000	19,000

		155,400

Total Certificates of Deposit		578,102

Commercial Paper (32.1%)
Banks (8.1%)
Australia & New Zealand Banking Group, 0.802%, 05/07/09(a)(b)	13,710	13,699
Australia & New Zealand Banking Group, 0.691%, 05/26/09(a)(b)	24,000	23,975
Australia & New Zealand Banking Group, 0.701%, 06/08/09(a)(b)	16,000	15,979
Bank of Nova Scotia, 0.541%, 04/30/09(b)	19,000	18,992
Bank of Nova Scotia, 0.711%, 05/13/09(b)	18,000	17,985
HSBC Bank USA, 0.400%, 04/02/09(b)	25,000	25,000
National Australia Bank Ltd., 0.450%, 04/06/09(a)(b)	15,000	14,999
National Australia Bank Ltd., 0.591%, 04/20/09(a)(b)	10,000	9,997
National Australia Bank Ltd., 0.671%, 05/08/09(a)(b)	20,000	19,986
National Australia Bank Ltd., 0.691%, 05/11/09(a)(b)	7,500	7,494
Royal Bank of Canada, 0.431%, 05/04/09(b)	30,000	29,988
Societe Generale, 0.741%, 05/06/09(b)	20,000	19,985
Societe Generale, 1.023%, 06/03/09(b)	17,500	17,469
Societe Generale, 1.044%, 06/30/09(b)	17,000	16,956
State Street Corp., 0.550%, 04/07/09(b)	24,000	23,998

See Notes to Financial Statements.

8

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

State Street Corp., 0.580%, 04/14/09(b)	12,000	11,997

		288,499

Diversified Financial Services (19.1%)
Alcon Capital Corp., 0.340%, 04/20/09(a)(b)	9,000	8,998
Alcon Capital Corp., 0.180%, 05/12/09(a)(b)	7,500	7,498
Allianz Finance Corp., 0.400%, 04/01/09(a)(b)	5,000	5,000
Allianz Finance Corp., 0.500%, 04/06/09(a)(b)	12,100	12,099
Allianz Finance Corp., 0.500%, 05/11/09(a)(b)	19,000	18,989
ASB Finance Corp., 1.550%, 07/13/09(a)(c)	20,000	20,000
BP Capital Markets PLC, 0.401%, 06/22/09(a)(b)	8,000	7,993
CBA Delaware Finance, Inc., 0.490%, 05/11/09(b)	23,500	23,487
European Investment Bank, 0.300%, 04/09/09(b)	9,000	8,999
European Investment Bank, 0.280%, 07/01/09(b)	25,000	24,982
Falcon Asset Securitization Corp., 0.450%, 04/03/09(a)(b)	17,000	17,000
Falcon Asset Securitization Corp., 0.400%, 04/24/09(a)(b)	17,000	16,996
ING (U.S.) Funding LLC, 0.400%, 04/08/09(b)	17,000	16,999
ING (U.S.) Funding LLC, 0.440%, 04/22/09(b)	10,000	9,997
JPMorgan Chase & Co., 0.350%, 04/01/09(a)(b)	16,000	16,000
JPMorgan Chase & Co., 0.551%, 05/20/09(a)(b)	25,000	24,981
KfW, 0.290%, 05/19/09(a)(b)	33,000	32,988
KfW, 0.410%, 05/28/09(a)(b)	20,000	19,987
KfW, 0.551%, 07/01/09(a)(b)	18,000	17,975
Market Street Funding Corp., 0.450%, 04/03/09(a)(b)	14,000	14,000
Market Street Funding Corp., 0.500%, 04/08/09(a)(b)	13,500	13,499
Market Street Funding Corp., 0.400%, 04/16/09(a)(b)	17,500	17,497
Nestle Capital Corp., 0.350%, 06/17/09(a)(b)	15,000	14,989
Novartis Finance, 0.200%, 04/03/09(a)(b)	13,414	13,414
Novartis Finance, 0.180%, 04/06/09(a)(b)	13,200	13,200
Novartis Finance, 0.190%, 04/09/09(a)(b)	8,000	8,000
Old Line Funding LLC, 0.450%, 04/02/09(a)(b)	32,238	32,238
Old Line Funding LLC, 0.450%, 04/15/09(a)(b)	10,503	10,501
Park Avenue Receivables Corp., 0.450%, 04/02/09(a)(b)	6,644	6,644
Park Avenue Receivables Corp., 0.450%, 04/09/09(a)(b)	18,000	17,998
Park Avenue Receivables Corp., 0.450%, 04/14/09(a)(b)	17,000	16,997
Park Avenue Receivables Corp., 0.450%, 04/16/09(a)(b)	8,022	8,021
Park Avenue Receivables Corp., 0.400%, 04/22/09(a)(b)	3,000	2,999
Procter & Gamble International Funding SCA, 0.551%, 06/03/09(a)(b)	23,000	22,978
Procter & Gamble International Funding SCA, 0.390%, 06/08/09(a)(b)	13,000	12,990
Siemens Capital Co. LLC, 0.280%, 04/02/09(a)(b)	13,500	13,500
Southern Funding Corp., 0.280%, 04/09/09(a)(b)	8,600	8,600
Southern Funding Corp., 0.310%, 04/16/09(a)(b)	6,600	6,599
Total Capital, 0.601%, 06/03/09(a)(b)	16,500	16,483
UBS Finance Delaware LLC, 1.302%, 05/13/09(b)	12,000	11,982
Unilever Capital Corp., 0.280%, 05/18/09(a)(b)	7,000	6,997
Unilever Capital Corp., 0.300%, 05/27/09(a)(b)	6,175	6,172
Unilever Capital Corp., 0.290%, 05/28/09(a)(b)	7,000	6,997
Unilever Capital Corp., 0.290%, 06/01/09(a)(b)	7,000	6,997
Unilever Capital Corp., 0.210%, 06/15/09(a)(b)	6,000	5,997
Westpac Banking Corp., 3.455%, 06/18/09(a)(b)	20,000	20,000

See Notes to Financial Statements.

9

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Westpac Banking Corp., 0.702%, 06/30/09(a)(b)	30,000	29,948

		677,205

Health Care (2.4%)
Abbott Laboratories, 0.310%, 05/04/09(a)(b)	13,000	12,996
Abbott Laboratories, 0.120%, 05/05/09(a)(b)	22,000	21,998
Pfizer, Inc., 0.310%, 05/05/09(a)(b)	6,000	5,998
Pfizer, Inc., 0.360%, 06/11/09(a)(b)	6,000	5,996
Roche Holdings, Inc., 0.300%, 05/15/09(a)(b)	10,250	10,246
Roche Holdings, Inc., 0.300%, 05/19/09(a)(b)	8,750	8,746
Roche Holdings, Inc., 0.350%, 06/16/09(a)(b)	18,000	17,987

		83,967

Industrials (1.4%)
Emerson Electric Co., 0.330%, 05/11/09(a)(b)	4,835	4,833
Emerson Electric Co., 0.300%, 05/13/09(a)(b)	7,000	6,998
Emerson Electric Co., 0.300%, 05/19/09(a)(b)	10,000	9,996
Emerson Electric Co., 0.320%, 05/20/09(a)(b)	9,239	9,235
Illinois Tool Works, Inc., 0.400%, 04/02/09(a)(b)	6,000	6,000
Illinois Tool Works, Inc., 0.380%, 04/06/09(a)(b)	4,559	4,559
Illinois Tool Works, Inc., 0.481%, 05/01/09(a)(b)	6,790	6,787

		48,408

Oil & Gas (1.1%)
ConocoPhillips, 0.250%, 04/20/09(a)(b)	30,000	29,996
Shell International Finance BV, 0.400%, 06/24/09(a)(b)	8,000	7,992

		37,988

Total Commercial Paper		1,136,067

Corporate Bonds (8.8%)
Banks (3.3%)
Commonwealth Bank of Australia, 1.406%, 06/04/09(a)(c)	29,000	29,000
International Bank for Reconstruction & Development, 1.186%, 02/08/10(c)	40,000	40,015
Rabobank, 1.255%, 08/04/09, MTN(a)(c)	20,000	20,000
Wells Fargo Bank N.A., 0.656%, 08/19/09(c)	30,000	30,000

		119,015

Diversified Financial Services (2.8%)
American Honda Finance Corp., 1.565%, 04/02/09, MTN(a)(c)	20,000	20,000
Credit Suisse (USA), Inc., 0.483%, 06/05/09(c)	10,000	9,967
Toyota Motor Credit Corp., 0.584%, 09/11/09, MTN(c)	20,000	20,000
Toyota Motor Credit Corp., Ser B, 1.181%, 06/02/09, MTN(c)	30,000	30,001
Westpac Banking Corp., 1.451%, 05/26/09(c)	19,000	18,999

		98,967

Insurance (1.9%)
New York Life Global Funding, 1.331%, 05/13/09, MTN(a)(c)	38,000	38,000
New York Life Global Funding, 1.366%, 09/04/09, MTN(a)(c)	29,000	29,000

		67,000

Oil & Gas (0.8%)
BP AMI Leasing, Inc., 1.236%, 06/26/09(a)(c)	28,000	28,000

Total Corporate Bonds		312,982

U.S. Government Agencies (27.0%)
Fannie Mae (5.8%)
0.297%, 04/03/09(b)	40,000	39,999
0.270%, 04/15/09(b)	25,617	25,614
0.162%, 05/18/09(b)	50,000	49,990
0.421%, 09/23/09(b)	11,688	11,664
3.875%, 12/10/09	9,100	9,288
0.949%, 02/03/10(b)	35,000	34,719
1.244%, 07/13/10(c)	35,000	34,972

		206,246

Federal Home Loan Bank (8.4%)
0.183%, 04/06/09(b)	40,000	39,999
2.650%, 06/04/09	10,000	9,998
0.960%, 01/13/10(c)	13,000	12,997
0.506%, 01/19/10(c)	65,000	64,880
1.211%, 02/19/10(c)	7,500	7,509

See Notes to Financial Statements.

10

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional Cash Management Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Federal Home Loan Bank—continued

0.840%, 03/11/10(c)	17,500	17,498
0.890%, 03/11/10(c)	40,000	40,000
0.957%, 03/23/10(c)	37,000	37,000
0.948%, 04/01/10(c)	35,000	35,000
0.892%, 04/05/10(c)	35,000	35,000

		299,881

Freddie Mac (12.8%)
0.203%, 04/01/09(b)	14,800	14,800
0.230%, 04/02/09(b)	25,000	25,000
0.081%, 04/08/09(b)	22,250	22,250
0.190%, 04/13/09(b)	31,220	31,218
0.375%, 04/27/09(b)	28,640	28,632
0.173%, 05/12/09(b)	55,243	55,232
0.602%, 09/14/09(b)	35,000	34,903
0.714%, 09/21/09(b)	55,500	55,342
1.087%, 09/25/09(c)	40,000	40,060
0.735%, 10/23/09(b)	35,000	34,856
1.250%, 12/17/09, Callable 06/17/09 @ 100, MTN	7,000	7,010
3.125%, 02/04/10	8,500	8,647
1.250%, 03/12/10, Callable 05/18/09 @ 100, MTN	55,000	54,996
1.250%, 03/18/10, Callable 09/18/09 @ 100, MTN	40,000	40,000

		452,946

Total U.S. Government Agencies		959,073

Short-Term Investment (0.3%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 0.080%, 04/01/09(c)	8,994	8,994

Total Short-Term Investment		8,994

Money Market Funds (9.6%)
Dreyfus Cash Management Fund	147,000,000	147,000
Goldman Sachs Financial Square Fund — Prime Obligations Fund	5,000,000	5,000
JPMorgan Prime Money Market Fund	190,000,000	190,000

Total Money Market Funds		342,000

Time Deposits (9.5%)
Banks (9.5%)
Barclays Bank, 0.030%, 04/01/09(c)	50,000	50,000
BNP Paribas, 0.250%, 04/01/09(c)	84,215	84,215
Calyon, 0.310%, 04/01/09(c)	101,042	101,042
Societe Generale, 0.250%, 04/01/09(c)	101,224	101,225

Total Time Deposits		336,482

Total Investments (Cost $3,673,700)(d) — 103.6%		3,673,700
Liabilities in excess of other assets — (3.6)%		(127,617)

Net Assets — 100.0%		$3,546,083

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 29.6% of net assets as of March 31, 2009.

(b)	Rate represents the effective yield at purchase.

(c)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(d)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

MTN	— Medium Term Note

See Notes to Financial Statements.

11

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Institutional Municipal Cash Reserve Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (98.6%)
Alabama (2.9%)
West Jefferson Industrial Development Board Pollution Control, Power Co. Project, RB, 0.700%, 06/01/28(a)	2,290	2,290

Arkansas (4.2%)
West Memphis Public Facilities Board Multifamily, Housing Meadows Apartments Project, RB, AMT, 0.700%, 12/01/34, FHLMC(a)	3,350	3,350

California (2.5%)
Los Angeles Unified School District, Tax & Revenue Anticipation Notes, Ser A, GO, 3.000%, 07/30/09	2,000	2,009

Colorado (4.1%)
Denver City & County Airport, Ser C, RB, AMT, 0.600%, 11/15/25, LOC:
Lloyds TSB Bank PLC(a)	3,250	3,250

Florida (12.2%)
Alachua County Housing Finance Authority Multifamily, University Cove Apartments Project, RB, AMT, 0.630%, 06/15/34, FNMA(a)	3,510	3,510
Florida Housing Finance Corp. Multifamily, Housing Falls of Venice Project, RB, AMT, 0.900%, 12/01/31, FNMA(a)	3,980	3,980
Palm Beach County, Raymond F. Kravis Center Project, RB, 0.470%, 07/01/32, LOC:
Northern Trust Co.(a)	2,200	2,200

		9,690

Georgia (3.4%)
Glynn-Brunswick Memorial Hospital Authority, Kings Bay Community Hospital, Inc., Ser B, RB, 0.500%, 08/01/38, LOC:
Branch Banking & Trust Co.(a)	1,690	1,690
Gwinnett County School District, GO, 5.000%, 02/01/10	1,000	1,037

		2,727

Hawaii (1.1%)
Hawaii Pacific Health Special Purpose, Department of Budget & Finance, Ser B, RB, 0.580%, 07/01/33, LOC:
Bank of Nova Scotia(a)	870	870

Illinois (4.1%)
Illinois Finance Authority, Northwestern University, Sub-ser B, RB, 0.580%, 12/01/34(a)	500	500
Illinois Finance Authority, RB, 0.550%, 05/18/09, LOC:
JPMorgan Chase Bank	1,410	1,410
Savanna Industrial Development, Metform Corp., Project, Ser B, RB, AMT, 1.650%, 06/01/09, LOC:
JPMorgan Chase Bank(a)	1,400	1,400

		3,310

Indiana (5.7%)
Indiana Health Facility Financing Authority, Ascension, Ser E6, RB, 0.600%, 11/15/39(a)	1,000	1,000
Indiana State Development Finance Authority Environmental, PSI Energy, Inc., Project, Ser A, RB, AMT, 0.750%, 08/01/39, LOC:
Barclays Bank PLC(a)	2,500	2,500
Indiana Transportation Finance Authority, Airport Facilities Lease, Ser A, RB, 6.000%, 11/01/09, AMBAC	1,000	1,030

		4,530

Kentucky (1.3%)
Kentucky Housing Corp., Ser B, RB, AMT, 3.700%, 07/01/09	1,000	1,006

Maryland (3.8%)
Maryland State Industrial Development Financing Authority, Economic Development , Hardwire LLC Project, RB, AMT, 0.800%, 11/01/27, LOC:
Bank of America N.A.(a)	3,000	3,000

Massachusetts (5.0%)
Massachusetts Bay Transportation Authority Sales Tax, Ser A, RB, 2.000%, 07/01/30(a)	1,000	1,011
Massachusetts Development Finance Agency Solid Waste Disposal, Wheelabrator Millbury Project, RB, AMT, 0.400%, 05/01/27, LOC:
JPMorgan Chase Bank(a)	3,000	3,000

		4,011

See Notes to Financial Statements.

12

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional Municipal Cash Reserve Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Minnesota (0.4%)
Rochester Health Care Facilities, Mayo Clinic, Ser D, RB, 0.700%, 11/15/38(a)	300	300

Mississippi (3.8%)
Mississippi Business Finance Corp., Industrial Development, Central Baking Co., RB, AMT, 0.800%, 11/01/25, LOC:
Bank of America N.A.(a)	3,000	3,000

Missouri (2.5%)
Missouri State Health, 0.450%, 04/02/09	2,000	2,000

Montana (3.7%)
Great Falls Multifamily, Autumn Run Apartments Project, RB, AMT, 0.630%, 01/01/38, LOC:
U.S. Bank N.A.(a)	2,980	2,980

New Mexico (2.4%)
Albuquerque Health Research Facilities, Lovelace Respiratory Research Institute, Ser A, RB, 0.470%, 09/01/25, LOC:
Wells Fargo Bank N.A.(a)	1,920	1,920

North Carolina (1.3%)
Mecklenburg County, Ser A, GO, 2.000%, 02/01/26(a)	1,000	1,006

Oregon (6.7%)
Medford Hospital Facilities Authority, Rogue Valley Manor Project, RB, 0.500%, 08/15/37, LOC: Bank of America N.A.(a)	2,375	2,375
Oregon State Housing & Community Services Department Housing Development, Redwood Park Apartments, Ser F, RB, AMT, 0.700%, 10/15/38, FNMA(a)	3,000	3,000

		5,375

Pennsylvania (8.0%)
Beaver County Industrial Development Authority Pollution Control, Electric Co. Project, Ser B, RB, AMT, 0.580%, 11/01/25, LOC:
Bank of Nova Scotia(a)	1,000	1,000
Montgomery County Industrial Development Authority, RB, 0.570%, 07/08/09	1,400	1,400
Pennsylvania Economic Development Financing Authority Exempt Facilities, Water Co. Project, Ser A, RB, AMT, 0.690%, 10/01/29, LOC:
PNC Bank N.A.(a)	2,000	2,000
Philadelphia Airport, Ser C, RB, AMT, 0.550%, 06/15/25, LOC:
TD Bank N.A.(a)	2,000	2,000

		6,400

Texas (2.6%)
Lower Neches Valley Authority, Industrial Development Corp. Exempt Facilities, Mobil Oil Refining Corp. Project, RB, AMT, 0.250%, 04/01/29(a)	1,600	1,600
Texas State, Tax & Revenue Anticipation Notes, 3.000%, 08/28/09	500	503

		2,103

Virginia (10.5%)
Fairfax County Industrial Development Authority, Ser 2008C-3, RB, 1.600%, 04/15/35, LIQ FAC: Invoa Health System(a)	1,485	1,485
King George County Industrial Development Authority, Exempt Facility, Birchwood Power Partners, Ser B, RB, AMT, 0.400%, 12/01/24, LOC: Bank of Nova Scotia(a)	2,000	2,000
Norfolk Economic Development Authority, Hospital Facilities, Sentara Healthcare, Ser B, RB, 0.700%, 11/01/34(a)	1,000	1,000
Prince William County Industrial Development Authority, Mediatech, Inc., RB, AMT, 0.700%, 11/01/32, LOC: Branch Banking & Trust(a)	3,855	3,856

		8,341

Washington (3.8%)
Washington State Housing Finance Commission Multifamily, Merrill Gardens Tacoma, Ser A, RB, AMT, 0.650%, 09/15/40, LOC:
Bank of America N.A.(a)	3,000	3,000

See Notes to Financial Statements.

13

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional Municipal Cash Reserve Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Wisconsin (2.6%)
Wisconsin State Health & Educational Facilities Authority, RB, 0.700%, 04/08/09	1,605	1,605
Wisconsin State Health & Educational Facilities Authority, RB, 1.000%, 05/19/09, LOC: JPMorgan Chase Bank	500	500

		2,105

Total Municipal Bonds		78,573

Money Market Funds (2.5%)
Dreyfus Tax-Exempt Cash Management Fund	2,002,066	2,002
Fidelity Institutional Tax-Exempt Portfolio	25,513	26

Total Money Market Funds		2,028

Total Investments (Cost $80,601)(b) — 101.1%		80,601
Liabilities in excess of other assets — (1.1)%		(869)

Net Assets — 100.0%		$79,732

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(b)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

AMBAC	— Security guaranteed by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

FNMA	— Security guaranteed by Federal National Mortgage Association

GO	— General Obligation

LIQ FAC	— Liquid Facilities

LOC	— Letter of Credit

RB	— Revenue Bond

See Notes to Financial Statements.

14

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Institutional U.S. Government Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (57.5%)
Fannie Mae (20.9%)
0.300%, 04/01/09(a)	52,700	52,700
0.180%, 04/08/09(a)	60,043	60,041
1.510%, 04/20/09(a)	41,500	41,479
1.460%, 05/13/09(a)	50,000	49,915
0.310%, 05/20/09(a)	60,335	60,310
1.817%, 05/28/09(a)	54,000	53,846
0.320%, 06/08/09(a)	42,000	41,975
0.411%, 06/10/09(a)	25,000	24,980
0.238%, 06/26/09(a)	12,000	11,993
0.501%, 07/22/09(a)	20,000	19,969
0.441%, 08/05/09(a)	50,000	49,923
0.501%, 09/09/09(a)	95,000	94,798
0.441%, 09/16/09(a)	35,000	34,928
1.171%, 02/08/10(b)	25,000	25,021
1.244%, 07/13/10(b)	25,000	24,980

		646,858

Federal Farm Credit Bank (0.6%)
0.473%, 07/28/09(b)	17,000	17,000

Federal Home Loan Bank (17.1%)
0.325%, 04/01/09(a)	46,860	46,860
0.345%, 04/06/09(a)	32,500	32,498
1.842%, 05/04/09(a)	30,000	29,950
2.480%, 05/07/09	11,800	11,798
0.170%, 05/08/09(a)	8,600	8,599
1.816%, 05/15/09(a)	17,260	17,222
0.380%, 05/18/09(a)	42,000	41,979
0.360%, 06/01/09(a)	72,500	72,458
0.330%, 06/02/09(a)	31,000	30,982
2.650%, 06/04/09	5,875	5,874
3.000%, 06/24/09	12,500	12,499
3.000%, 06/30/09	12,700	12,699
0.451%, 07/01/09(a)	20,000	19,977
1.194%, 01/11/10(b)	10,000	10,006
0.506%, 01/19/10(b)	32,000	31,941
1.171%, 02/10/10(b)	61,050	61,045
1.050%, 02/23/10	17,000	16,984
0.890%, 03/11/10(b)	32,500	32,500
0.957%, 03/23/10(b)	32,000	32,000

		527,871

Freddie Mac (18.9%)
0.190%, 04/13/09(a)	48,000	47,997
0.200%, 04/20/09(a)	45,500	45,495
2.550%, 04/21/09	35,000	35,000
0.381%, 04/22/09(a)	50,000	49,989
0.220%, 05/06/09(a)	50,000	49,989
0.325%, 06/09/09(a)	20,000	19,988
1.668%, 06/22/09(a)	20,000	19,925
0.401%, 07/06/09(a)	61,500	61,430
0.310%, 07/28/09(a)	40,000	39,959
0.341%, 08/17/09(a)	17,000	16,978
0.320%, 08/24/09(a)	14,000	13,982
0.431%, 09/15/09(a)	18,430	18,393
0.693%, 09/21/09(a)	33,000	32,892
0.441%, 09/28/09(a)	25,000	24,945
1.085%, 02/04/10(b)	35,000	35,000
1.050%, 02/05/10, Callable 05/05/09 @ 100	35,000	35,000
1.000%, 02/11/10, Callable 08/11/09 @100	17,500	17,500
1.250%, 03/09/10, Callable 05/12/09 @100	17,500	17,500

		581,962

Total U.S. Government Agencies		1,773,691

Repurchase Agreements (28.0%)
Bank of America Securities, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $166,929 (collateralized by U.S. Government Agencies; 2.000%-4.500%, due 02/25/11-01/15/13; total market value $170,268)	166,929	166,929
BNP Paribas, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $314,629 (collateralized by U.S. Government Agencies; DN-5.870%, due 05/20/09-01/22/37; total market value $320,921)	314,628	314,628
Deutsche Bank, 0.190%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $14,389 (collateralized by FHLB; DN, due 04/13/09; total market value $14,677)	14,389	14,389
HSBC Securities, Inc., 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $359,795 (collateralized by U.S. Government Agencies; DN, due 01/04/10-01/06/10; total market value $366,991)	359,794	359,794

See Notes to Financial Statements.

15

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional U.S. Government Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

UBS Warburg LLC, 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $5,663 (collateralized by FNMA; 2.500%, due 01/07/14; total market value $5,781)	5,663	5,663

Total Repurchase Agreements		861,403

Money Market Funds (14.5%)
Dreyfus Government Cash Money Market Fund	119,500,000	119,500
Federated Government Obligations Money Market Fund	144,441,768	144,442
Federated Government Obligations Tax-Managed Fund	112,000,000	112,000
Goldman Sachs Financial Square Funds – Government Fund	69,600,000	69,600

Total Money Market Funds		445,542

Total Investments (Cost $3,080,636)(c) — 100.0%		3,080,636
Other assets in excess of liabilities — 0.0%		268

Net Assets — 100.0%		$3,080,904

(a)	Rate represents the effective yield at purchase.

(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2009.

(c)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

DN	— Discount Note

FHLB	— Federal Home Loan Bank

FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

16

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands, except Shares)

Institutional U.S. Treasury Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (48.8%)
U.S. Treasury Bills(a) (43.9%)
0.502%, 04/23/09	76,600	76,577
0.898%, 04/29/09	78,000	77,948
0.804%, 05/07/09	80,000	79,934
0.824%, 05/14/09	100,000	99,902
0.874%, 05/15/09	150,000	149,884
2.135%, 06/04/09	50,000	49,794
0.130%, 06/11/09	150,000	149,960
0.230%, 06/18/09	50,000	49,975
0.431%, 06/24/09	75,000	74,925
0.164%, 06/25/09	35,000	34,986
0.220%, 07/02/09	150,000	149,911
0.225%, 07/09/09	50,000	49,969
0.210%, 07/23/09	50,000	49,967
0.324%, 07/30/09	75,000	74,919
0.416%, 08/06/09	50,000	49,946
0.432%, 08/13/09	50,000	49,920
0.396%, 09/15/09	69,300	69,174
0.618%, 11/19/09	31,000	30,877

		1,368,568

U.S. Treasury Notes (4.9%)
4.875%, 06/30/09	75,000	75,841
4.625%, 07/31/09	75,000	76,057

		151,898

Total U.S. Treasury Obligations		1,520,466

Repurchase Agreements (43.4%)
Bank of America Securities, 0.100%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $158,688 (collateralized by U.S. Treasury Note; 4.625%, due 02/15/17; total market value $161,861)	158,687	158,687
Barclays Bank PLC, 0.180%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $150,001 (collateralized by U.S. Treasury Note; 1.875%, due 02/28/14; total market value $153,000)	150,000	150,000
BNP Paribas, 0.100%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $332,900 (collateralized by U.S. Treasury Bill; DN, due 06/11/09; total market value $339,557)	332,898	332,898
Deutsche Bank AG, 0.140%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $15,605 (collateralized by U.S. Treasury Note; 4.25%, due 11/15/13; total market value $15,917)	15,605	15,605
Dresdner Bank AG, 0.190%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $138,400 (collateralized by U.S. Treasury Obligations; DN-7.625%, due 08/31/12-02/15/39; total market value $141,172)	138,400	138,400
Greenwich Capital Markets, Inc., 0.150%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $145,780 (collateralized by U.S. Treasury Obligations; 4.000%-4.750%, due 02/15/10-11/15/12; total market value $148,698)	145,780	145,780
HSBC Securities, Inc., 0.130%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $303,471 (collateralized by U.S. Treasury Obligations; 2.000%-9.000%, due 08/31/09- 02/15/39; total market value $309,541)	303,470	303,470

See Notes to Financial Statements.

17

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS March 31, 2009 (Amounts in thousands, except Shares)

Institutional U.S. Treasury Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

JPMorgan Chase & Co., 0.120%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $98,000 (collateralized by U.S. Treasury Note; 3.125%, due 11/30/09; total market value $99,962)	98,000	98,000
UBS Warburg LLC, 0.120%, dated 03/31/09 to be repurchased on 04/01/09, repurchase price $12,170 (collateralized by U.S. Treasury Bond; 6.125%, due 11/15/27; total market value $12,414)	12,170	12,170

Total Repurchase Agreements		1,355,010

Money Market Funds (7.8%)
Federated Treasury Obligations Fund	135,582,897	135,583
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	107,500,000	107,500

Total Money Market Funds		243,083

Total Investments (Cost $3,118,559)(b) — 100.0%		3,118,559
Other assets in excess of liabilities — 0.0%		409

Net Assets — 100.0%		$3,118,968

(a)	Rate represents the effective yield at purchase.

(b)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

DN	— Discount Note

See Notes to Financial Statements.

18

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2009  (Amounts in thousands)

	Institutional	Institutional	Institutional	Institutional
	Cash Management	Municipal Cash	U.S. Government	U.S. Treasury
	Money	Reserve Money	Securities Money	Securities Money
	Market Fund	Market Fund	Market Fund	Market Fund

Assets:
Total Investments, at Cost	$3,673,700	$80,601	$3,080,636	$3,118,559

Investments, at Value	$3,673,700	$80,601	$2,219,233	$1,763,549
Repurchase Agreements, at Value and Cost	—	—	861,403	1,355,010

Total Investments	3,673,700	80,601	3,080,636	3,118,559

Interest and Dividends Receivable	2,432	150	1,532	1,547
Receivable for Capital Shares Issued	102	—	131	41
Prepaid Treasury Guarantee Program Fee	132	2	—	—
Prepaid Expenses and Other Assets	16	23	23	19

Total Assets	3,676,382	80,776	3,082,322	3,120,166

Liabilities:
Income Distributions Payable	1,547	35	942	541
Payable for Investment Securities Purchased	127,970	1,000	—	—
Investment Advisory Fees Payable	372	9	395	369
Administration, Fund Accounting and Transfer Agency Fees Payable	77	—	63	63
Compliance Services Fees Payable	64	—	4	29
Shareholder Services Fees Payable — Corporate Trust Shares	—	—	—	94
Custodian Fees Payable	23	—	1	6
Trustee Fees Payable	38	—	3	19
Other Accrued Expenses	208	—	10	77

Total Liabilities	130,299	1,044	1,418	1,198

Net Assets	$3,546,083	$79,732	$3,080,904	$3,118,968

Net Assets Consist of:
Capital	$3,547,694	$79,733	$3,080,939	$3,119,029
Accumulated Net Investment Income	57	1	16	126
Accumulated Net Realized Gain (Loss) from Investment Transactions	(1,668)	(2)	(51)	(187)

Net Assets	$3,546,083	$79,732	$3,080,904	$3,118,968

Net Assets:
Institutional Shares	$3,546,083	$79,732	$3,080,904	$2,629,798
Corporate Trust Shares	—	—	—	489,170
Shares Outstanding (unlimited number of shares authorized, no par value):
Institutional Shares	3,547,695	79,733	3,080,939	2,629,768
Corporate Trust Shares	—	—	—	489,261
Net Asset Value, Offering and Redemption Price Per Share:
Institutional Shares	$1.00	$1.00	$1.00	$1.00
Corporate Trust Shares	N/A	N/A	N/A	1.00

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

19

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year ended March 31, 2009  (Amounts in thousands)

	Institutional	Institutional	Institutional	Institutional
	Cash Management	Municipal Cash	U.S. Government	U.S. Treasury
	Money	Reserve Money	Securities Money	Securities Money
	Market Fund	Market Fund	Market Fund	Market Fund

Investment Income:
Interest Income	$76,385	$1,433	$40,281	$32,007
Dividend Income	2,398	—	2,325	622
Interest Income from Affiliated Investments	112	—	—	—

Total Investment Income	78,895	1,433	42,606	32,629

Expenses:
Investment Advisory Fees	4,738	120	3,900	4,517
Administration, Fund Accounting and Transfer Agency Fees	988	23	682	797
Compliance Services Fees	91	1	50	75
Shareholder Services Fees — Corporate Trust Shares	—	—	—	1,692
Custodian Fees	97	4	21	29
Treasury Guarantee Program Fee	842	12	—	—
Registration Fees	55	10	20	25
Trustee Fees	87	1	45	68
Other Fees	326	18	148	206

Total Expenses	7,224	189	4,866	7,409
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(155)	(14)	—	(69)
Less: Administration Fees Waived	(285)	(11)	(36)	(153)
Less: Shareholder Services Fees Waived — Corporate Trust Shares	—	—	—	(162)

Net Expenses	6,784	164	4,830	7,025

Net Investment Income (Loss)	72,111	1,269	37,776	25,604

Net Realized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions	(1,081)	1	(50)	29

Net Realized Gain (Loss) on Investments	(1,081)	1	(50)	29

Change in Net Assets from Operations	$71,030	$1,270	$37,726	$25,633

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Years Indicated  (Amounts in thousands)

	Institutional		Institutional Municipal		Institutional		Institutional
	Cash Management		Cash Reserve		U.S. Government Securities		U.S. Treasury Securities
	Money Market Fund		Money Market Fund		Money Market Fund		Money Market Fund
	04/01/08-	04/01/07-	04/01/08 -	04/01/07-	04/01/08-	04/01/07-	04/01/08-	04/01/07-
	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08	03/31/09	03/31/08

Operations:
Net Investment Income	$72,111	$181,114	$1,269	$2,193	$37,776	$56,090	$25,604	$94,445
Net Realized Gain (Loss) on Investments	(1,081)	(381)	1	—	(50)	3	29	62

Change in Net Assets from Operations	71,030	180,733	1,270	2,193	37,726	56,093	25,633	94,507

Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	(72,111)	(181,114)	(1,269)	(2,193)	(37,776)	(56,090)	(20,025)	(44,043)
Corporate Trust Shares	—	—	—	—	—	—	(5,579)	(50,402)

Total Dividends and Distributions	(72,111)	(181,114)	(1,269)	(2,193)	(37,776)	(56,090)	(25,604)	(94,445)

Capital Transactions:
Institutional Shares:
Proceeds from Shares Issued	9,774,264	12,512,899	138,381	593,656	6,649,775	5,835,055	8,904,580	6,471,190
Reinvestment of Cash Dividends	13,964	73,980	—	—	7,567	17,177	5,047	16,944
Cost of Shares Redeemed	(10,336,524)	(12,320,098)	(189,813)	(578,975)	(5,964,086)	(4,353,750)	(8,098,817)	(5,385,015)

Change in Net Assets from Institutional Shares	(548,296)	266,781	(51,432)	14,681	693,256	1,498,482	810,810	1,103,119

Corporate Trust Shares:
Proceeds from Shares Issued	—	—	—	—	—	—	631,229	1,167,614
Cost of Shares Redeemed	—	—	—	—	—	—	(1,471,272)	(1,104,807)

Change in Net Assets from Corporate Trust Shares	—	—	—	—	—	—	(840,043)	62,807

Change in Net Assets from Capital Transactions	(548,296)	266,781	(51,432)	14,681	693,256	1,498,482	(29,233)	1,165,926

Change in Net Assets	(549,377)	266,400	(51,431)	14,681	693,206	1,498,485	(29,204)	1,165,988

Net Assets:
Beginning of Period	4,095,460	3,829,060	131,163	116,482	2,387,698	889,213	3,148,172	1,982,184

End of Period	$3,546,083	$4,095,460	$79,732	$131,163	$3,080,904	$2,387,698	$3,118,968	$3,148,172

Accumulated Net Investment Income, End of Period	$57	$57	$1	$1	$16	$15	$126	$126

Share Transactions:
Institutional Shares:
Issued	9,774,264	12,512,899	138,381	593,656	6,649,775	5,835,055	8,904,580	6,471,190
Reinvested	13,964	73,980	—	—	7,567	17,177	5,047	16,944
Redeemed	(10,336,524)	(12,320,098)	(189,813)	(578,975)	(5,964,086)	(4,353,750)	(8,098,817)	(5,385,015)

Change in Institutional Shares	(548,296)	266,781	(51,432)	14,681	693,256	1,498,482	810,810	1,103,119

Corporate Trust Shares:
Issued	—	—	—	—	—	—	631,229	1,167,614
Redeemed	—	—	—	—	—	—	(1,471,272)	(1,104,807)

Change in Corporate Trust Shares	—	—	—	—	—	—	(840,043)	62,807

Change in Shares	(548,296)	266,781	(51,432)	14,681	693,256	1,498,482	(29,233)	1,165,926

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

21

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
													Expenses to
			Net										Average Net
			Realized									Ratio of	Assets
			and								Ratio of	Net	(Excluding
			Unrealized			Distributions		Net			Net	Investment	Waivers,
	Net Asset		Gains		Dividends	from	Total	Asset			Expenses to	Income to	Reimbursements,
	Value,	Net	(Losses)		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and
	Beginning	Investment	on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)
Institutional Cash Management Money Market Fund
Institutional Shares
Year Ended March 31, 2009	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$1.00	1.85%	$3,546,083	0.18%*	1.87%	0.19%*
Year Ended March 31, 2008	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75 **	4,095,460	0.16	4.62 **	0.17
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.17	3,829,060	0.16	5.06	0.16
Year Ended March 31, 2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.62	2,975,521	0.17	3.60	0.19
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.43	2,591,527	0.19	1.71	0.26
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.86	2,368,849	0.25	0.86	0.29
Institutional Municipal Cash Reserve Money Market Fund
Institutional Shares
Year Ended March 31, 2009	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.61	79,732	0.21 *	1.59	0.24 *
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.26	131,163	0.20	3.06	0.22
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.42	116,482	0.20	3.35	0.23
Period Ended March 31, 2006(4)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.79	125,982	0.19	2.78	0.23
Institutional U.S. Government Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2009	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.51	3,080,904	0.18	1.40	0.18
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.54	2,387,698	0.18	4.15	0.19
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.04	889,213	0.19	4.93	0.19
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.51	951,775	0.21	3.48	0.21
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.36	894,653	0.25	1.63	0.26
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.82	858,260	0.27	0.82	0.29
Institutional U.S. Treasury Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.99	2,629,798	0.17	0.81	0.18
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.09	1,818,974	0.18	3.73	0.18
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.03	715,831	0.18	4.93	0.18
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.41	901,777	0.20	3.45	0.20
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.31	697,095	0.25	1.62	0.26
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.77	420,948	0.26	0.71	0.29
Corporate Trust Shares
Year Ended March 31, 2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.77	489,170	0.40	0.82	0.43
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.83	1,329,198	0.43	3.76	0.43
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.77	1,266,353	0.43	4.67	0.43
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.17	2,068,462	0.44	3.14	0.44
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.14	1,825,373	0.44	1.38	0.45
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.57	1,378,551	0.46	0.51	0.49

See Notes to Financial Statements.

22

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2009

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Effective June 1, 2004, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds. The Funds changed fiscal year end from May 31 to March 31.

(4)	Commenced operations on August 2, 2005.

*	The Institutional Cash Management Money Market Fund and the Institutional Municipal Cash Reserve Money Market Funds’ net and gross expense ratios include expenses of 0.02% and 0.02%, respectively, related to the Funds’ participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for money market funds. (See note 4 in the Notes to Financial Statements)

**	During the year ended March 31, 2008, the Fund received certain payments by an affiliate. Absent these payments, the total return and ratio of net investment income to average net assets would have been 3.65% and 4.52% respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

23

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2009

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company offering 50 funds as of March 31, 2009. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund, Institutional U.S. Government Securities Money Market Fund and Institutional U.S. Treasury Securities Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund and Institutional U.S. Government Securities Money Market Fund may offer Institutional Shares only. The Institutional U.S. Treasury Securities Money Market Fund may offer Institutional Shares and Corporate Trust Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Investment securities are stated at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. Investments in other investment companies are valued at their respective daily net asset value.

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of SFAS No. 157 is the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a

24

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009 (in thousands):

		LEVEL 2 -	LEVEL 3 -
	LEVEL 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
	Investments in	Investments in	Investments in	Investments in
Fund	Securities ($)	Securities ($)	Securities ($)	Securities ($)

Institutional Cash Management Money Market Fund	342,000	3,331,700	—	3,673,700
Institutional Municipal Cash Reserve Money Market Fund	2,028	78,573	—	80,601
Institutional U.S. Government Securities Money Market Fund	445,542	2,635,094	—	3,080,636
Institutional U.S. Treasury Securities Money Market Fund	243,083	2,875,476	—	3,118,559

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities. As of March 31, 2009, there were no such securities held by the Funds.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The RidgeWorth Institutional Cash Management Money Market Fund does not have any compensating balance arrangements with its custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Variable Trust (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of each of the Funds are declared daily and paid monthly. Any

25

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and any interim tax period since then, as applicable). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an advisory agreement. StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Funds. StableRiver is a wholly-owned subsidiary of the Investment Adviser.

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on the next $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2009 were as follows:

	Maximum	Discounted	Advisory Fees	Net
	Annual	Annual	Waived or	Annual
Fund	Advisory Fee(%)*	Advisory Fee(%)*	Reimbursed(%)*	Fees Paid(%)*

Institutional Cash Management Money Market Fund	0.13	0.12	—	0.12
Institutional Municipal Cash Reserve Money Market Fund	0.15	0.15	(0.02)	0.13
Institutional U.S. Government Securities Money Market Fund	0.15	0.14	—	0.14
Institutional U.S. Treasury Securities Money Market Fund	0.15	0.14	—	0.14

*	Aggregate annual fees paid to the Investment Adviser, who pays the subadviser a portion of the fees to serve as the Fund’s Subadviser.

Amounts designated as “—” are $0 or have been rounded to $0.

26

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

The Investment Adviser and the Subadviser have contractually agreed, until at least August 1, 2009, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

Total Operating
Fund	Expenses(%)

Institutional Cash Management Money Market Fund	0.17
Institutional Municipal Cash Reserve Money Market Fund	0.20
Institutional U.S. Government Securities Money Market Fund	0.20
Institutional U.S. Treasury Securities Money Market Fund, Institutional Shares	0.20
Institutional U.S. Treasury Securities Money Market Fund, Corporate Trust Shares	0.45

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements, at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2009, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2009, the cumulative potential recoupments based on contractual reimbursements within three years from the date of the corresponding Expense Limitation Agreement are as follows (in thousands):

Fund	Amount($)
Institutional Municipal Cash Reserve Money Market Fund	32

The Adviser and/or other service providers, including Participating Organizations subject to the Shareholder Services Plan described below, may from time to time voluntarily agree to waive all or a portion of their fees from the Funds, or in some cases reimburse the Funds. Any such waiver may be discontinued or modified at any time. The amount of any waived and/or reimbursed fees is subject to recoupment by the Adviser and/or other service providers from the Fund within the same calendar year in which the fees were waived and/or reimbursed and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio to materially diverge from that listed in the Prospectus or to exceed any stated contractual expense cap. The Fund’s total return and yield would be lower in the absence of any such waiver. Recoupment amounts will be made only upon certain conditions agreed upon by the Funds’ Board. As of March 31, 2009, the cumulative potential recoupment amounts based on reimbursements within three subsequent calendar years from such voluntary waivers are as follows (in thousands):

Fund	Amount($)

Institutional Cash Management Money Market Fund	389
Institutional Municipal Cash Reserve Money Market Fund	8
Institutional U.S. Treasury Securities Money Market Fund	231

During the year ended March 31, 2008, with the approval of the Board of Trustees, the following actions were taken to protect investors in the Institutional Cash Management Money Market Fund (the “Fund”) from possible losses associated with certain structured investment vehicle (“SIV”) securities owned by the Fund. When purchased, these SIV assets were rated A1/P1 and were Tier 1 eligible securities, thus qualifying for valuation at amortized cost under Rule 2a-7 under the 1940 Act.

In October 2007, SunTrust Banks, Inc. (“SunTrust”) established an irrevocable letter of credit to provide credit support for one of the Fund’s investments in a SIV security. Prior thereto, the issuer of this security announced that it would cease making payments on the security, resulting in a downgrade in the credit rating of the investment. As the investment no longer qualified for valuation at amortized cost as an eligible security under Rule 2a-7, the Fund recognized a loss equal to the difference between amortized cost and the market value as of the date of the letter of credit. At the same time, the Fund also received a loss recovery of the same amount, approximately $428,000, as a result of the establishment of the letter of credit. In November 2007, the Fund received a payment from the letter of credit in an amount equivalent to and at the same time as the payment of scheduled principal and interest payments due to the Fund from the SIV. The Fund recognized an interest recovery of approximately $431,000 for the interest payments received from the letter of credit. The Fund also recognized a loss recovery of $34.572 million

27

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

(in addition to the previously received $428,000) as a result of a default on the scheduled maturity payment of $35 million.

On December 26, 2007, SunTrust purchased approximately $211 million of the Fund’s remaining investments in SIV securities at amortized cost plus accrued interest. The Fund realized a loss for the difference between the amortized cost of the securities and the market value as of that date, but at that same time also recognized a loss recovery in the same amount of approximately $1.990 million. The Fund also recognized approximately an additional $1.146 million of interest recovery for accrued interest through the date of the transaction.

Also on December 26, 2007, SunTrust issued a Promissory Note for the benefit of the Fund in exchange for approximately $171 million of the remaining SIV securities at amortized cost plus accrued income. Similar to the prior transaction, the Fund realized a loss, but also recognized a loss recovery in the same amount of approximately $630,000 for the difference between the amortized cost of the securities and their market value as of that date. The Fund also recognized an interest recovery of approximately $1.313 million for accrued interest through the date of the transaction. In exchange for the Promissory Note issued, SunTrust acquired the security interest in the SIV securities from the Fund to secure repayment of the Note. Under the terms of the Promissory Note, the Fund received all interest and principal payments due to the Fund in amounts equal to what the Fund would have received had it retained its interest in the SIV securities and the securities had remained solvent through their respective maturity dates.

As a result of the purchase of all remaining SIV investments in exchange for cash or the Promissory Note at the end of 2007, the previously established letter of credit was retired and the Fund had no remaining exposure to SIV investments. The total value of Promissory Note was paid in full, including principal and interest, in two installments. The first installment of $35 million was paid on April 10, 2008 and the second installment of $50 million on April 24, 2008.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,930 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has also separately agreed to provide, for the benefit of shareholders, annual fee waivers and certain administrative services at an annual value of $950,000. Such payments and fee waivers will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives $3,500 per Fund per annum and is subject to a minimum annual fee of $172,000 for its services. Prior to August 20, 2008, Foreside Distribution Services L.P. (“Foreside”) was the distributor for the Funds under a distribution agreement between Foreside and the Investment Adviser. Foreside received $37,500 annually for its services.

Shareholder Servicing Agreement — The Institutional U.S. Treasury Securities Money Market Fund has adopted a Shareholder Services Plan for the Corporate Trust Shares. The Fund pays Participating Organizations, including SunTrust Bank, a monthly shareholder services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Corporate Trust Shares, computed daily and paid monthly, which may be used by the Participating Organizations to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own Corporate Trust Shares of the Fund. During the year ended March 31, 2009, SunTrust Bank voluntarily waived a portion of this fee. Recoupment of such voluntarily waived fees will be made only upon certain conditions agreed upon by the Funds’ Board.

Custodian Agreement — SunTrust Bank acts as custodian for the Funds, except for the Institutional Cash Management Money Market Fund, which appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

28

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current meeting and retainer fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	93,750	75,000
Regular Meeting Fee	7,750	6,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

Prior to November 20, 2008, the retainer and meeting fees were as follows:

	Chairman($)	Trustee($)

Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. On May 20, 2008, the Board approved the termination of the deferred compensation plan. The deferred amounts under the plan were paid out to the respective trustees in May 2009.

The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $775,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Services Fees.”

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2009, the following Funds paid SunTrust Robinson Humphrey, Inc., through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fund	Fee($)

Institutional U.S. Government Securities Money Market Fund	248
Institutional U.S. Treasury Securities Money Market Fund	423

4.	Temporary Guarantee Program for Money Market Funds

In October 2008, the Institutional Cash Management Money Market Fund and the Institutional Municipal Cash Reserve Money Market Fund (“Participating Funds”) each enrolled in the U.S. Department of the Treasury’s (“Treasury”) $50 billion Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program seeks to guarantee the net asset value of shares of participating money market funds as of September 19, 2008. To the extent funds are available in the Program, any shares held by investors in the Participating Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event a Participating Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program only applies to shareholders of record in the Participating Funds as of September 19, 2008. Any purchase

29

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2009

of shares of a Participating Fund for a new account after the close of business on September 19, 2008 is not guaranteed.

Participation in the initial three months of the Program required a payment to the Treasury in the amount of 0.01% based on the net asset value of each Participating Fund as of September 19, 2008. For the coverage beginning on December 19, 2008 and extending through April 30, 2009, each Participating Fund paid 0.015% based on the net asset value of each Participating Fund as of September 19, 2008. These expenses are borne by the Participating Funds without regard to any expense limitation currently in effect for the Participating Funds and are included in the Statements of Operations.

The Program was extended by the Treasury until September 18, 2009. The Participating Funds have elected to participate in this extension. There is no guarantee that the Program will be extended beyond September 18, 2009, or that the Participating Funds will elect to participate if the Program is extended.

5.	Federal Tax Information

At March 31, 2009, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were substantially the same as amounts reported for financial reporting purposes.

The tax character of distributions paid to shareholders during the year ended March 31, 2009 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Institutional Cash Management Money Market Fund	81,988	—	81,988
Institutional Municipal Cash Reserve Money Market Fund	—	1,488	1,488
Institutional U.S. Government Securities Money Market Fund	42,319	—	42,319
Institutional U.S. Treasury Securities Money Market Fund	28,913	—	28,913

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Institutional Cash Management Money Market Fund	186,098	—	186,098
Institutional Municipal Cash Reserve Money Market Fund	—	2,260	2,260
Institutional U.S. Government Securities Money Market Fund	54,464	—	54,464
Institutional U.S. Treasury Securities Money Market Fund	98,859	—	98,859

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

30

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2009

As of March 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

							Total
	Undistributed				Accumulated	Unrealized	Accumulated
	Ordinary	Tax-Exempt	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income($)	Income($)	Earnings($)	Payable($)	Other Losses($)**	(Depreciation)($)	(Deficit)($)

Institutional Cash Management Money Market Fund	1,621	—	1,621	(1,547)	(1,668)	—	(1,594)
Institutional Municipal Cash Reserve Money Market Fund	—	36	36	(35)	(1)	—	—
Institutional U.S. Government Securities Money Market Fund	987	—	987	(942)	(75)	—	(30)
Institutional U.S. Treasury Securities Money Market Fund	680	—	680	(541)	(180)	(8)	(49)

**	As of the latest tax year end of March 31, 2009, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders (in thousands):

	Expires
Fund	2013($)	2014($)	2015($)	2016($)	2017($)

Institutional Cash Management Money Market Fund	—	—	101	—	1,203
Institutional Municipal Cash Reserve Money Market Fund	—	—	1	—	—
Institutional U.S. Government Securities Money Market Fund	—	—	—	—	—
Institutional U.S. Treasury Securities Money Market Fund	15	110	12	—	—

During the year ended March 31, 2009, the Institutional Municipal Cash Reserve Money Market Fund and Institutional U.S. Treasury Securities Money Market Fund utilized $1 and $80, respectively, in thousands, in capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Institutional Cash Management Money Market Fund, Institutional U.S. Government Securities Money Market Fund and Institutional U.S. Treasury Securities Money Market Fund incurred and will elect to defer $364, $75 and $43, respectively, in thousands, in capital losses.

Amounts designated as “—” are $0 or have been rounded to $0.

6.	Risks

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Freddie Mac, Federal Home Loan Bank and Fannie Mae) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2009

To the Board of Trustees and Shareholders of
RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund, Institutional U.S. Government Securities Money Market Fund, and Institutional U.S. Treasury Securities Money Market Fund (four of the funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2009

32

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

				Number of
Name, Business		Term of		Portfolios
Address, State of	Position	Office and	Principal	in Fund	Other
Residence and	Held With	Length of	Occupation(s)	Complex	Directorships
Date of Birth	Trust	Time Served	During the Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES:

Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Chief Operating Officer, Cedar Brook Financial Partners LLC (March 2008-present). Retired (2006- March 2008). Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006)	55	GenSpring Trust

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	55	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.; GenSpring Trust

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	55	Total System Services, Inc.; GenSpring Trust

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	55	WellPoint, Inc.; UniSource Energy Corp.; GenSpring Trust

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	55	None

Clarence H. Ridley* 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	55	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	55	None

*	Prior to May 12, 2008, Mr. Ridley was deemed to be an “interested person” of the Trust.

33

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Term of
	Position(s)	Office and
Name, Address and	Held with	Length of	Principal Occupation(s)
Date of Birth	Trust	Time Served	During the Past 5 Years
OFFICERS
Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One year; since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Patrick A. Paparelli 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 09/61	Vice President; Chief Compliance Officer	One year; since May 2008	Managing Director, Director of Legal and Compliance (since 2001) and Chief Compliance Officer (since July 2004), RidgeWorth Investments.

Diana Hanlin 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 05/67	Vice President; Deputy Chief Compliance Officer	One year; since June 2008	Director, RidgeWorth Capital Management, Inc. (since May 2008); Employee of BB&T Asset Management, Inc. (2007 - May 2008); Employee of BISYS Fund Services Ohio, Inc. (1996-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One year; since March 2007	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.

Katherine A. Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Secretary; Chief Legal Officer	One year; since May 2009	Vice President (since July 2007), Assistant Counsel (January 2006-July 2007), Regulatory Administration, Citi Fund Services Ohio, Inc.; Employee of CitiStreet LLC (June 2004-May 2005); Employee of Fidelity Investments (1987- 2001).

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

34

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreement.

In considering the renewal of the agreement this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 16, 2008, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 20, 2008, at which it specifically considered the renewal of the agreement. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreement.

At the meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreement. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreement in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the renewal of the agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser supported the approval of the agreement.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk

35

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds and the Adviser supported the approval of the agreement.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreement and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreement.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

36

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/08($)	03/31/09($)	10/01/08 - 03/31/09($)	10/01/08 - 03/31/09(%)

Institutional Cash Management Money Market Fund	Institutional Shares	1,000.00	1,005.90	0.95	0.19
Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,005.70	1.05	0.21
Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,004.30	0.90	0.18
Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,001.20	0.85	0.17
	Corporate Trust Shares	1,000.00	1,000.20	1.85	0.37

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

37

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2009
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/08($)	03/31/09($)	10/01/08 - 03/31/09($)	10/01/08 - 03/31/09(%)

Institutional Cash Management Money Market Fund	Institutional Shares	1,000.00	1,023.98	0.96	0.19
Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,023.88	1.06	0.21
Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,024.03	0.91	0.18
Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,024.08	0.86	0.17
	Corporate Trust Shares	1,000.00	1,023.09	1.87	0.37

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

38

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Investment Adviser:
RidgeWorth Investments
50 Hurt Plaza, Suite 1400
Atlanta,GA 30303
www.ridgeworth.com
Investment Subadviser:
StableRiver Capital Management LLC
50 Hurt Plaza, Suite 1300
Atlanta,GA 30303
www.stableriver.com
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call
1-888-784-3863, or visit www.ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor:
RidgeWorth Distributors LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Connie McDaniel, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	Current Year		Previous Year
(a) Audit Fees	$746,758		$751,863
(b) Audit-Related Fees	$109,670	(1)	$111,170	(1)
(c) Tax Fees	$0		$0
(d) All Other Fees	$0		$0

(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act.
e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$2,760,658 (1)	$996,749 (1)

(1)	Non-audit services relate principally to certain technical accounting advice on financial products of SunTrust Banks, Inc.; tax compliance services; review of certain registration statements and regulatory filings; issuance of comfort letters and consents; agreed-upon procedures engagements; regulation AB procedures.
(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
          (a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
          (a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
          (a)(3) Not applicable.
          (b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)                                        RidgeWorth Funds
By (Signature and Title)                /s/ Martin R. Dean
                                                     Martin R. Dean, Treasurer, RidgeWorth Funds
Date 06/09/2009
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)                /s/ Julia Short
                                                      Julia Short, President, RidgeWorth Funds
Date 06/09/2009
By (Signature and Title)                /s/ Martin R. Dean
                                                     Martin R. Dean, Treasurer, RidgeWorth Funds
Date 06/09/2009